Exhibit 10.1
INFORMATION TECHNOLOGY
SERVICES AGREEMENT
by and between
SYMETRA LIFE
INSURANCE COMPANY
and
ACS COMMERCIAL
SOLUTIONS, INC.
October 28, 2004
CONFIDENTIAL
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

-i-

-ii-

-iii-

-iv-

-v-

-vi-

-vii-

SCHEDULES

Schedule 1	Relationship Management
Schedule 2	Service Tower Services SOW
Schedule 2A	Cross-Functional Services SOW
Schedule 2B	Data Center Services SOW
Schedule 2C	Distributed Computing Services SOW
Schedule 2D	Data Network Services SOW
Schedule 2E	Voice Communications Services SOW
Schedule 2F	Help Desk Services SOW
Schedule 2G	Output Processing SOW
Schedule 2H	Content Management SOW
Schedule 3	Fees
Schedule 4	Service Rates
Schedule 5	Fee Reductions
Schedule 6	Termination Fee
Schedule 7	Affiliates of Symetra
ATTACHMENTS

Attachment A	Benchmarking Procedures
Attachment B	Symetra Sites
Attachment C	Transition Plan
Attachment D	Form of In-Scope Service Request
Attachment E	ACS Key Personnel
Attachment F	ACS’ Technology Refresh Requirements
Attachment G	Shared Resources
Attachment H	Assigned Contracts
Attachment I	Managed Contracts
Attachment J	Invoice Format
Attachment K	HIPAA Terms
Attachment L	Software Schedule
Attachment M	Offshore Services
Attachment N	Required Insurance Coverage
Attachment O	Approved Subcontractors
Attachment P	Definitions
Attachment Q	Approved Auditors

-viii-

INFORMATION TECHNOLOGY SERVICES AGREEMENT
     This Information Technology Services Agreement (the “Agreement”) is entered into as of this 28th day of October, 2004 (the “Effective Date”), by and between Symetra Life Insurance Company, a Washington corporation with corporate offices at 5069 154th Place NE, Redmond, Washington 98052 (“Symetra”), and ACS Commercial Solutions, Inc., a Nevada corporation with corporate offices at 2828 N. Haskell, Dallas, Texas 75204 (“ACS”) (Symetra and ACS sometimes are collectively referred to herein as the “Parties”).
RECITALS
     WHEREAS, on July 16, 2004, Symetra issued to ACS a Request for Proposal for Information Technology Outsourcing (the “RFP”),
     WHEREAS, ACS submitted to Symetra a response dated September 17, 2004 (as the same may have been supplemented and/or revised, the “ACS Bid”), and represented to Symetra that it had the expertise, personnel, products, services and skills required to meet the requirements of Symetra as reflected in the RFP;
     WHEREAS, in reliance on the representations made by ACS in the ACS Bid and subsequent discussions, Symetra selected ACS over other prospective technology providers to provide Symetra with outsourced IT services; and
     WHEREAS, Symetra and ACS want to specify the terms and conditions under which ACS will provide such outsourced IT services to Symetra.
     NOW, THEREFORE, in consideration of the representations, warranties, promises and covenants contained herein, and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, agree to the foregoing and as follows:
ARTICLE 1
GUIDING PRINCIPLES, RELATIONSHIP
MANAGEMENT AND INTERPRETATION
     1.1 Guiding Principles. The principles identified below (“Guiding Principles”) include principles that the Parties have determined to be important to ensure the success of their relationship. The Guiding Principles function as “constitutional” statements regarding the Parties’ overall intentions for this Agreement. If any term or condition of this Agreement is ambiguous or unclear, or if the Parties did not anticipate a particular issue, the Parties shall refer to and apply the Guiding Principles to resolve and/or address the ambiguous, unclear and/or unanticipated issue.
          1.1.1 Enhanced IT Capabilities and Effectiveness. Services will be provided in a manner that enhances Symetra’s ability to deliver high-quality, cost-effective services both internally within Symetra and externally to its customers with minimal interruptions in, and adverse impacts on, Symetra’s delivery of services to its customers. Technology utilized by ACS will provide Symetra with industry-leading levels of functionality and performance.

          1.1.2 Reduce IT Costs. Cost reduction is a key objective for Symetra in securing Services from ACS. ACS will continuously implement new, cost-effective technologies in order to further reduce the overall cost of Services to Symetra.
          1.1.3 Improve and Maintain Technology. ACS will implement new technologies to deliver the Services to Symetra in order to maintain competitiveness in the quality and scope of Services available to Symetra and to take advantage of market cost efficiencies.
          1.1.4 Focus on Core Competencies. By outsourcing the Services to ACS and leveraging ACS’ core competencies, Symetra will be able to focus more of its internal resources on providing services to its market constituents and improve the levels of service in the outsourced areas.
          1.1.5 Improve Business Processes. Symetra will learn best practices from ACS which will allow Symetra to improve its business processes, including improving the efficiencies of delivering services to its own customers.
     1.2 Relationship Management. The relationship between the Parties shall be managed as described in this Section and in Schedule 1.
          1.2.1 IT Outsourcing Committee. A joint IT outsourcing committee, comprised of senior business and technology staff from Symetra and ACS (the “IT Outsourcing Committee”), shall be responsible for providing input and advice concerning the overall business and technology relationship between the Parties including, without limitation, the effectiveness and value of the Services provided by ACS and guidance to improve such effectiveness and value. The IT Outsourcing Committee shall be chaired by a Symetra representative, and the ACS members shall include the ACS Project Executive and appropriate ACS executives and managers. The IT Outsourcing Committee shall meet quarterly at a Symetra facility, or more often at Symetra’s request, to discuss:
               (a) the status of each Service Tower and any Problems or difficulties experienced by a Party in transitioning to and/or delivering the Services;
               (b) ACS’ compliance with the SLRs;
               (c) all financial arrangements, including invoices submitted by ACS;
               (d) Symetra’s satisfaction with the ACS Key Personnel;
               (e) in accordance with Section 2.5.4, innovative and emerging ideas and strategies for more effective use of IT and related business transformation services and how such innovative ideas and strategies can more effectively impact the enterprise transformation of Symetra’s businesses;
               (f) ACS’ future financial and operational plans relating to the business unit that fulfills ACS’ obligations to provide Services under this Agreement, to the extent discloseable under applicable law; and
               (g) such other matters as one Party may bring to the other.

          For each such meeting, ACS shall prepare a suggested agenda, with active input from the Symetra Project Executive. ACS shall make available its senior management personnel to answer questions from Symetra’s senior management personnel regarding the agenda items for such meeting. Further, the IT Outsourcing Committee may invite industry thought leaders to participate in such meetings to facilitate information exchange and increase the value of the strategies discussed.
          1.2.2 Project Executives. Each Party shall designate an individual (for Symetra, the “Symetra Project Executive”, and for ACS, the “ACS Project Executive”), who shall be each Party’s primary point of contact for all matters relating to this Agreement throughout the Term. The ACS Project Executive shall be: (a) knowledgeable about the Services and each of ACS’ and its Subcontractors’ products and services; (b) experienced at running information technology systems and networks of a size and scope minimally equal in size and scope to those of Symetra; (c) otherwise acceptable to Symetra; and (d) assigned (in the case of each ACS Project Executive) to Symetra for a minimum period of twenty-four (24) months, except in cases involving: (i) a voluntary or For Cause termination; (ii) removal at Symetra’s request; or (iii) inability to work due to death, disability or illness. Without limiting any other rights and remedies that may then be available to Symetra, if ACS fails to comply with the terms of the foregoing subsection (d), ACS represents to Symetra that Symetra shall have the right to communicate dissatisfaction and impact to ACS senior operations personnel through the customer satisfaction survey process. Symetra shall have the right to pre-approve any candidate proposed by ACS to serve as the ACS Project Executive, and to require ACS to remove and replace any previously appointed ACS Project Executive, and ACS promptly shall comply with any such Symetra request. The ACS Project Executive shall have overall responsibility for directing all of ACS’ activities hereunder and shall be vested by ACS with all necessary authority to act for ACS in connection with all aspects of this Agreement. ACS and Subcontractor staff shall be managed in the performance of their duties by the ACS Project Executive. Upon ACS’ request, Symetra will provide a written evaluation of the ACS Project Executive’s performance that ACS may elect to consider when determining the ACS Project Executive’s salary and bonus compensation.
          1.2.3 Service Delivery Managers. Each Party shall designate an individual to serve as that Party’s service delivery manager for each Service Tower (for Symetra, each, a “Symetra Service Delivery Manager”, and for ACS, each, an “ACS Service Delivery Manager”). The primary role of the service delivery managers is to take ownership of the day-to-day operational relationships between Symetra’s information technology service delivery and Symetra’s business. This involves managing and coordinating the appropriate Symetra resources across all information technology services, including resources and services provided by ACS, to ensure optimal service delivery and ensure that all issues raised are resolved promptly and in accordance with the applicable SLR. The Symetra Service Delivery Manager (or his or her designee) for a particular Service Tower shall be the only Symetra representative authorized to request chargeable services from ACS with respect to that Service Tower, and ACS acknowledges that it shall not have the right to bill or collect from Symetra or any of its Affiliates any amounts ACS claims it is owed for otherwise chargeable services provided without the written authorization of the applicable Symetra Service Delivery Manager.
          1.2.4 Management Functions. At Symetra’s request from time-to-time in order to more efficiently administer certain functional aspects of the Parties’ relationship, each Party shall designate individual(s) to address various subject matters including, without limitation, performance and process management, architecture and technology management, finance/contract management, enterprise standards management, sourcing relationship management, quality assurance management, business unit management, and transition management, with such roles and responsibilities of these individuals as may be determined by the Parties at such time.

     1.3 Agreement Structure.
           1.3.1 Master Agreement. This Agreement provides a framework for, and the general terms that are applicable to, the Services that ACS will provide to Symetra under this Agreement.
          1.3.2 Country Agreements. If Symetra wants to receive from ACS, and ACS agrees to provide to Symetra, Services in countries that are located outside the United States (each, a “New Country”), the terms of this Agreement shall apply to Services delivered in such New Country, except that the local Affiliates of each Party in such New Country shall execute an agreement that identifies any country-unique terms (and/or deviations from the terms of this Agreement) that are required by local laws in such New Country and addresses appropriate pricing for the Services to be provided in such New Country (each, a “Country Agreement”).
           1.3.3 Affiliates of Symetra. As of the Effective Date, ACS shall be responsible for providing to Symetra and those Symetra Affiliates identified in Schedule 7 the Services contemplated to be received by Symetra and those Symetra Affiliates identified in Schedule 7 under this Agreement as of the Effective Date. After the Effective Date, Symetra may add Affiliates and/or business ventures of Symetra and/or its Affiliates to the scope of this Agreement pursuant to Section 6.2.4. ACS is fully responsible for the performance of its obligations under this Agreement with respect to the Services provided by ACS to Symetra and its Affiliates. Symetra (and not its Affiliates) shall be responsible for paying all Fees to be paid to ACS hereunder.
          1.3.4 Effect of Certain Provisions. The following Sections hereof shall be applicable to this Agreement only, and may not be applicable to certain Country Agreements where the Services may be provided: 14.4 and 14.5.
          1.4 Interpretation. If there is a conflict among the terms in the various contract documents including this Agreement, the Schedules, the Attachments, the Addenda, the Appendices and/or any other documents that comprise this Agreement:
               (a) to the extent the conflicting terms can reasonably be interpreted so that such terms are consistent with each other, such consistent interpretation shall prevail; and
               (b) to the extent subsection (a) does not apply, the following order of precedence will prevail:
                    (i) first, the terms set forth in Attachment K (including its addenda and appendices), excluding, however, the terms of any separately executed agreement containing the terms set forth in Attachment K pursuant to Sections 9.2.4 and/or 14.4.1;
                      (ii) second, the terms set forth in the body of this Agreement;
                      (iii) third, the terms set forth in the Attachments A through Q to this Agreement (including any attachments, addenda or appendices thereto), but excluding Attachment K and its addenda and appendices, provided that no order of precedence shall be given among them;

                      (iv) fourth, the terms set forth in the Schedules 1 through 7 to this Agreement (including any attachments or addenda thereto), provided that no order of precedence shall be given among them; and
                     (v) fifth, the terms set forth in any other documents that comprise this Agreement, provided that no order of precedence shall be given among them.
                (c) ACS and Symetra hereby acknowledge that they have drafted and negotiated the Agreement jointly, and the Agreement will be construed neither against nor in favor of either, but rather in accordance with its fair meaning.
     Notwithstanding the foregoing terms of this Section 1.4, to the extent a defined term in Attachment P conflicts with a defined term in any Schedule 2, the defined term in such Schedule 2 shall take precedence over the defined term in Attachment P for purposes of that Schedule 2.
     Captions and titles to Schedules, Attachments, Addenda, Appendices and/or other documents that comprise this Agreement are used herein for convenience of reference only and shall not be used in the construction or interpretation of this Agreement. Any reference herein to a particular Section number (e.g., “Section 2”), shall be deemed a reference to all Sections of this Agreement that bear sub-numbers to the number of the referenced Section (e.g., Sections 2.1, 2.1.1, etc.). As used herein, the word “including” shall mean “including, without limitation” or “including, but not limited to”.
ARTICLE 2
SERVICES
     2.1 General.
           2.1.1 Commencement of Services. Subject to Symetra’s exercise of its management and oversight functions and prerogatives as identified in Article 5 or elsewhere in this Agreement, ACS shall provide the Services to Symetra at or with respect to all Symetra Sites. Except as otherwise provided in this Agreement, ACS shall procure or otherwise provide all hardware, software, network facilities and other items required to provide the Services and otherwise perform its obligations hereunder, all of which shall be deemed included in the Fees. In accordance with the terms of this Agreement, ACS shall begin providing: (a) the transition and other Services described herein (excluding the Service Tower Services) at 12:01 a.m., Pacific time, on the Effective Date; and (b) each of the Service Tower Services at 12:01 a.m., Pacific time, on the Handover Date that is applicable to each of such Service Tower Services. Symetra shall not be precluded from obtaining services from any other provider that may be similar or identical to the Services.
          2.1.2 Locations for Performance of Services. Without Symetra’s prior written consent, ACS shall not perform any of the Services from locations, or using employees, agents and/or contractors (including Subcontractors), situated outside the United States. Notwithstanding the foregoing, Symetra acknowledges and agrees that the Services identified in Attachment M will be provided from the respective countries identified therein; however, ACS represents and warrants to Symetra that: (a) no Symetra Data will reside in any country other than the United States; and (b) except to the extent minimally necessary for ACS’ employees, agents and/or contractors (including Subcontractors) to perform the Services under this Agreement, no Symetra Data, and no data, information and/or mechanisms (including, without limitation, sniffer traces), that would enable a Person to discover Symetra Data, will be accessible from any country other than the United States. ACS will provide to Symetra from time to time upon Symetra’s request a written list of all ACS employees, agents and/or contractors (including Subcontractors), if any, who have had access to the Symetra Data, and the contents of such written list shall include, without limitation, the name and business location of each such employee, agent and/or contractor (including Subcontractors), the date of access of the Symetra Data and the type of Symetra Data accessed. If any law or regulation enacted after the Effective Date has, or is likely to have, an adverse impact on the desirability to either Party of having such Services provided from a location outside the United States including, without limitation, as a result of new tax and/or privacy laws, at the affected Party’s request, the Parties shall engage in good faith negotiations to arrive at a mutually agreeable reasonable alternative.
     2.2 Service Tower Services.
          2.2.1 Initial Service Tower Services. Schedules 2A, 2B, 2C, 2D, 2E, 2F, 2G and 2H (each, together with any additional Schedules relating to additional Services that may be added to this Agreement by mutual agreement of the Parties following the Effective Date, is sometimes referred to herein as “the applicable Schedule 2”, or similar terminology) contain a detailed description of each of the following Service Tower Services provided by ACS that will be available to be purchased by Symetra from ACS:
               (a) Cross-Functional Services (Schedule 2A);
               (b) Data Center Services (Schedule 2B);
               (c) Distributed Computing Services (Schedule 2C);
               (d) Data Network Services (Schedule 2D);
               (e) Voice Communications Services (Schedule 2E);
               (f) Help Desk Services (Schedule 2F);
               (g) Output Processing (Schedule 2G); and
               (h) Content Management (Schedule 2H).
The Parties may develop additional Schedules relating to additional Services that will be provided by ACS to Symetra hereunder. Once approved in accordance with the terms herein, all such Schedules shall be deemed to be numbered sequentially and made a part of Schedule 2.
          2.2.2 SLRs for Service Towers.
               (a) Commitment to SLRs. From and after each applicable Handover Date (or upon the occurrence of such other date or event as may be expressly set forth in a particular Schedule 2 for a particular SLR), ACS shall perform the applicable Service Tower Services in accordance with, and in such a manner as to meet or exceed, the SLRs. ACS shall perform any Other Services in accordance with, and in such a manner as to meet or exceed, any SLRs that may be set forth in the applicable Out-of-Scope Work Order or otherwise agreed to by the Parties in writing.
               (b) Measurement and Reporting. ACS shall measure its performance against the SLRs in accordance with the methodologies specified in the applicable Schedule 2 and shall provide a detailed, comprehensive report of its performance against the SLRs during the applicable reporting period (“SLR Reports”) by the fifth (5th) Business Day following the end of the applicable reporting period. Such reports shall be provided in accordance with Section 2.11.1 and in accordance with the SLR metrics set forth in the applicable Schedule 2. ACS shall meet with Symetra at least monthly, or more or less frequently if requested by Symetra, to review ACS’ actual performance against the SLRs and shall recommend remedial actions to resolve any performance deficiencies.
               (c) Root-Cause Analysis and Resolution. Promptly, but in no event later than five (5) calendar days after ACS’ discovery of, or if earlier, ACS’ receipt of a notice from Symetra regarding, ACS’ failure to provide any of the Services in accordance with the SLRs, ACS shall, as applicable under the circumstances: (i) perform a Root-Cause Analysis to identify the cause of such failure; (ii) provide Symetra with a written report detailing the cause of, and procedure for correcting, such failure; and (iii) provide Symetra with satisfactory evidence that such failure will not recur. ACS’ correction of any such failures shall be performed in accordance with the time frames set forth in the applicable Schedule 2 entirely at ACS’ expense unless it has been determined, by mutual agreement of the Parties or through the Problem-resolution process specified in this Agreement, that: (iv) Symetra (or one of its subcontractors, agents or Third Parties provided by Symetra and not managed by ACS) and/or its self-managed properties and/or systems was the predominant contributing cause of the failure and ACS could not have worked around the failure without expending a material amount of additional time or cost; or (v) Third Party software or firmware directly resulted in such failure; provided that such Third Party software or firmware: (A) was expressly approved by Symetra; (B) was implemented by ACS following its standard, rigorous, documented interoperability testing, quality assurance, user acceptance and change management processes; (C) was unknown, undocumented and unreported prior to ACS’ implementation of such Third Party software or firmware; and (D) ACS could not have worked around the failure without expending a material amount of additional time or cost. In such event: (vi) ACS shall be entitled to temporary relief from its obligation to timely comply with the affected SLR, but only to the extent and for the duration so affected; and (vii) in the case of an event described in subsection (iv), Symetra shall reimburse ACS for ACS’ expenses to correct such failure, but only to the extent Symetra caused such failure, unless the Parties otherwise mutually agree. For purposes hereof, any preexisting condition of those of Symetra’s properties and systems that are used and managed by ACS to deliver the Services shall not be deemed a contributing cause of any failure if such condition was or reasonably should have been identified in ACS’ reasonable, pre-implementation diligence processes, or as a result of ACS’ post-implementation, industry-standard quality assurance processes; provided, however, that this exception specifically shall not apply to any hidden defect that was not identified following such diligence and quality assurance processes.
               (d) Annual Review of SLRs. Symetra expects that SLRs will improve over time and that new SLRs may be added to reflect Symetra’s changing and/or new business requirements. Accordingly, at least once annually, Symetra expects to review and reach agreement with ACS on, among other things: (a) adjustments to the SLRs to reflect such anticipated continuous improvements in the SLRs; and/or (b) the addition of new SLRs. Unless requested by Symetra, in no event will the SLRs be made less favorable to Symetra as a result of such reviews.
               (e) Classifying an SLR as an SLA. Subject to limitations set forth in Schedule 5, upon sixty (60) calendar days’ prior written notice to ACS, Symetra shall have the right to classify any SLR as an SLA and to re-allocate the SLA Weighting Factors so that a Weighting Factor is applicable to such newly classified SLA.
               (f) Benchmarking. As part of the Services, ACS shall conduct benchmarking with Symetra in accordance with the terms, conditions and procedures described in Attachment A.
          2.2.3 Symetra Sites. Attached hereto as Attachment B is a list of Symetra facilities (collectively, the “Symetra Sites”) with respect to which ACS shall provide the Services.
          2.2.4 Governance Regarding Relief Events. The Parties acknowledge and agree that from time to time during the Term, events and circumstances caused by the actions or inactions of Symetra may arise that have (or are reasonably anticipated to have) a material adverse impact on ACS’ ability to achieve the SLRs, or otherwise provide the Services in the manner required by this Agreement, without expending a material amount of additional time or cost (such events and circum stances, “Relief Events”). By way of example and without limiting the foregoing, the Parties acknowledge that a Relief Event may arise as a result of ACS’ compliance with Symetra’s instructions in connection with an Extraordinary Event under Section 2.10 and/or as a result of Symetra’s exercise of its retained authorities under Article 5. With respect to such Relief Events, the following terms and principles shall apply:
               (a) If a Relief Event causing ACS to be unable to provide any of the Services in accordance with the SLRs has occurred, the terms of Section 2.2.2(c) shall apply.
               (b) Without limiting ACS’ obligations under Section 2.2.2(c), if a Relief Event has occurred, ACS shall nevertheless use commercially reasonably efforts to perform the Services and achieve the SLRs throughout the duration of such Relief Event using existing levels of resources dedicated to Symetra’s account, and the Parties shall work together in good faith to address the impact of such Relief Event on the Services and the SLRs in a timely manner.
               (c) To the extent that either Party anticipates or determines that a Relief Event is likely to occur, such Party shall notify the other Party of such determination, and the Parties shall work together in good faith in advance of the anticipated Relief Event to establish a plan for providing the Services during such Relief Event, taking into account the relevant specifics and details of the Relief Event. Where Symetra’s actions or inactions are the predominant cause of the anticipated Relief Event, such plan may include the temporary suspension of SLRs associated with the affected Services, and/or additional fees or charges associated with Other Services provided by ACS that are designated to address the impact of the Relief Event or achieve the SLRs during the Relief Event.
               (d) If an unanticipated Relief Event occurs, and Symetra’s actions or inactions are the predominant cause of such Relief Event, or such Relief Event is the result of a Force Majeure Event, without limiting ACS’ obligations under Section 2.2.2(c) and this Section, ACS shall be relieved from its obligations to meet or exceed the SLRs affected by the Relief Event (and its responsibility with respect to any related Fee Reductions) during the duration of such Relief Event.

     2.3 Transition Services.
          2.3.1 Transition Plan. Attachment C sets forth a preliminary, high-level transition plan (the “Transition Plan”) that generally outlines the tasks, timelines, responsibilities, dependencies, major milestones, deliverables and acceptance testing procedures for each Service area. Within thirty (30) calendar days following the Effective Date, the Parties shall develop a detailed, complete Transition Plan, which shall replace and supersede the initial high-level Transition Plan. In accordance with the terms set forth in the Transition Plan, ACS shall accomplish the transparent, seamless, orderly and uninterrupted transition from the manner in which Symetra and its Affiliates received all services prior to the applicable Handover Date to the manner in which the Services will be provided as described herein.
          2.3.2 Progress Reports. ACS shall provide to the Symetra Project Executive (or his/her designee) a weekly written report as to the progress of completion of the activities contained in the Transition Plan until each of ACS’ responsibilities thereunder has been completed. Such reports shall be provided in accordance with Section 2.11.1.
          2.3.3 Financial Responsibility. ACS shall assume financial responsibility for providing each of the Service Tower Services as of the applicable Handover Date. Further, at Symetra’s option, ACS shall assume financial responsibility for providing each of the Service Tower Services irrespective of whether handover of the applicable Service Tower Service actually has been completed as of such date.
               (a) If ACS is unable to provide any of the Service Tower Services as of the applicable Handover Date, “assume financial responsibility” means that:
                    (i) ACS shall reimburse Symetra for all costs and expenses incurred by Symetra to provide such Service Tower Services (including by way of example and not of limitation, salaries and other payments to in-scope Symetra employees, fees under in-scope third party contracts, etc.) or, in Symetra’s sole discretion, Symetra may set off any such costs and expenses against the Fees, if any, due under the Agreement; and
                    (ii) ACS shall be entitled to invoice Symetra for such Service Tower Services as if ACS itself were providing such Service Tower Services.
               (b) ACS shall not be required to assume financial responsibility for a particular Service Tower Service as described in the foregoing subsection (a) to the extent ACS’ performance is excused due to a Force Majeure Event or to the extent the delay was requested by Symetra. Further, if ACS is unable to provide a particular Service Tower Service as of the applicable Handover Date, the SLRs shall not apply until ACS actually begins providing such Service Tower Service.
     2.4 Purchasing Agent Services. Without limiting ACS’ obligations to procure or otherwise provide all hardware, software, network facilities and other items required to provide the Services as described in this Article 2, and in addition to ACS’ other responsibilities herein, as and when requested by Symetra, ACS shall procure hardware and software (such as, for example, personal office printers) (“Procured Technology”) from a Symetra-approved product list on Symetra’s behalf. ACS’ procurement responsibilities in this Section 2.4 shall include, without limitation, evaluating ACS qualifications and independence; negotiating Symetra-favorable pricing (including obtaining the most favorable prices, rates and discounts available); ordering, receiving, configuring, installing, testing, maintaining and distributing all Procured Technology. As between Symetra and ACS, all right, title and interest in and to each item of Procured Technology shall be vested in Symetra, and Symetra shall reimburse ACS for the purchase price for such Procured Technology.
     2.5 Technology Management and Security Services.
          2.5.1 General. ACS shall provide the technology management and security Services described in this Section 2.5. ACS shall obtain Symetra’s prior written consent before acquiring, maintaining, upgrading or replacing any asset that is used by ACS to satisfy its obligations hereunder if such acquisition, maintenance, upgrade or replacement could result in any material change in, or adverse impact on, the method, manner, types or levels of Services that are then being provided to Symetra.
          2.5.2 Technology Upgrades and Enhancements. ACS will keep all Services under this Agreement current with industry advances and leading technology standards. Without limiting the generality of the foregoing, all hardware and software used to provide the Services will be kept at levels supportable by the respective manufacturers, and equipment will be upgraded or replaced as required to meet the SLRs and manufacturer-recommended requirements. Additionally, ACS shall notify Symetra as soon as hardware and software upgrades and enhancements become available from their respective vendors, and the Parties thereafter will coordinate implementation of such upgrades and enhancements. ACS shall schedule all such upgrades and enhancements in advance and in such a way as to prevent any interruption or disruption of, or diminution in, the nature or level of any portion of the Services.
          2.5.3 ACS’ Technology Refresh Requirements. ACS shall replace and/or upgrade its own equipment and software periodically as specified in Attachment F. In purchasing new equipment and software, ACS shall conform to the Technology Plan as described in Section 2.5.4. ACS will review the proposed purchase strategies each year (or more frequently, if required) with Symetra in order to determine which technology strategies will provide optimal and/or improved Services to Symetra.
          2.5.4 Technology Planning and Innovation. On or before June 1 and December 1 of each calendar year, or more frequently as requested by Symetra, ACS shall prepare for Symetra’s review, comments and approval a technology plan (the “Technology Plan”) that is comprised of both short-term and long-range plans that tie into Symetra’s business goals. The short-term plan will include information technology budget development for the next fiscal year including, consistent with the requirements of Section 2.5.3, identification of software and hardware for which technology refresh may be needed in the next Contract Year, and a projected time schedule for procuring the necessary software, hardware and services and implementing the proposed changes. The long-range plan will include strategic and flexible use of information technology systems in light of Symetra’s anticipated business goals, current mission, objectives, priorities and strategies. Once approved by Symetra, each Technology Plan will be deemed to be incorporated in and made a part of this Agreement. ACS will on a regular basis and prior to preparing each annual Technology Plan: (a) identify ACS and non-ACS products and technology services that may benefit Symetra and support the mission, goals and objectives of Symetra; (b) identify ACS or Symetra resources required to complete the short-term and long-range plans; and (c) upon Symetra’s request, investigate the requirements, costs and benefits of new technology. Notwithstanding the development of the Technology Plan on an annual basis as described herein, ACS also shall have an ongoing responsibility to regularly provide Symetra with information regarding any newly improved or enhanced commercially available information technologies that reasonably could be expected to have a positive impact on Symetra including, without limitation, in the areas of increased efficiency, increased quality and/or reduced costs (“Enhanced Technology”). At a minimum, at least once annually, or more frequently as requested by Symetra, ACS shall meet with the IT Outsourcing Committee and provide a written report to the IT Outsourcing Committee that identifies any Enhanced Technology that ACS and its principal Subcontractors are developing and IT trends of which Symetra should be made aware. Upon identifying any Enhanced Technology that the Parties believe would materially improve performance, capacity, bandwidth, or reduce the cost, of the Services, the Parties will meet and discuss in good faith the terms upon which such Enhanced Technology may be implemented into the Services, including detailed SLRs specific to each such enhancement.
          2.5.5 Asset Management. Within ninety (90) calendar days following the Effective Date, ACS shall develop and thereafter maintain a comprehensive inventory of all: (a) equipment, software and network connections and infrastructure used by ACS to provide the Services; (b) equipment, software and network connections and infrastructure used by Symetra in connection with the Services; and (c) Procured Technology. ACS shall provide an electronic copy of such inventory to Symetra upon request. In addition, ACS shall provide Symetra with reports detailing software usage by Symetra and other activities by Symetra relating to Symetra’s compliance with software licenses that can be monitored by ACS in delivering the Services, provided that such responsibilities shall be detailed in each applicable Schedule 2. The Parties agree that ACS shall have no legal or financial responsibility for Symetra’s non-compliance with such software licenses except to the extent resulting from: (d) events subject to indemnification under Section 15.1.8; and (e) potential breach of contract liability under this Agreement based on ACS’ failure to comply with its obligations under this Agreement.
          2.5.6 Shared Resources. Except as provided in Attachment G, ACS shall not use a shared hardware or software environment, or any shared network or platform (collectively, “Shared Resources”) to provide the Services. If, following the Effective Date, ACS wants to migrate or relocate any Services to Shared Resources, ACS shall provide to Symetra for its review, comments and approval, which approval may be withheld in Symetra’s sole discretion, a proposal for such migration or relocation, including a listing of all shared use assets that will be used to provide the Services and a breakdown of the cost and price benefits and savings or risks to Symetra. As part of the Disentanglement, ACS shall identify and assist Symetra with procuring suitable functionally equivalent replacements for any Shared Resources used to provide the Services.
          2.5.7 Disaster Recovery.
               (a) Review of Symetra’s Disaster Recovery Plans. On or before the date specified in the Transition Plan, ACS shall review Symetra’s existing disaster recovery plan(s) and develop and deliver to Symetra for its review, comments and approval a detailed, complete, written analysis of such disaster recovery plan(s) that identifies, among other things, any deficiencies and gaps in such disaster recovery plan(s) and the changes, modifications and/or updates recommended by ACS in order to address such deficiencies and gaps. Without limiting the generality of the foregoing, ACS’ written analysis specifically shall address ways to safeguard the Symetra Data and to ensure the continuing availability of all Services, including the Service Tower Services, in accordance with the terms of this Agreement during any event that would otherwise adversely affect ACS’ ability to safeguard the Symetra

Data and/or deliver the Services. Following its receipt of ACS’ analysis, Symetra promptly shall review and comment on the same, and ACS thereafter shall update Symetra’s disaster recovery plan(s) accordingly and, on or before the date specified in the Transition Plan, deliver to Symetra fully updated paper and electronic copies of such disaster recovery plan(s). Thereafter, ACS shall re-assess Symetra’s disaster recovery plan(s) as described herein once annually (or more frequently if necessary) and, not later than sixty (60) calendar days following commencement of the second and each subsequent Contract Year, provide to Symetra for its review, comments and approval proposed changes, modifications and/or updates to Symetra’s disaster recovery plan(s) in order to address any identified deficiencies and gaps. Following its receipt of ACS’ annual assessment, Symetra promptly shall review and comment on the same, and ACS thereafter shall update Symetra’s disaster recovery plan(s) accordingly and, within thirty (30) days after receiving Symetra’s comments, deliver to Symetra fully updated paper and electronic copies of such disaster recovery plan(s).
               (b) Provision of Disaster Recovery Services. Subject to, and without limiting, the terms of this Section 2.5.7, ACS shall provide the disaster recovery Services set forth in the applicable Schedules 2 in accordance with its own and Symetra’s disaster recovery plan(s). ACS shall provide disaster recovery Services as described herein at all times irrespective of whether a Force Majeure Event has occurred, unless the Force Majeure Event prevents the performance of the disaster recovery Services. Further, ACS shall provide dis aster recovery Services if Symetra notifies ACS that a disaster has occurred. Upon the occurrence, and periodically for the duration, of any disaster, ACS shall provide regular reports and notices to Symetra regarding the status of ACS’ response to, and recovery from, the disaster.
               (c) Review and Testing of Disaster Recovery Plan. ACS’ disaster recovery Services shall include regular (not less often than once annually) testing and updating of both its own and Symetra’s disaster recovery plans (including plans for data backups, storage management and contingency operations), reserving capacity at alternate site facilities and annually testing network connectivity between such alternate site and the applicable Symetra Sites. Symetra shall have the right to participate fully in any disaster recovery testing conducted by ACS including being physically present at the facilities of ACS and/or any Third Parties involved in such testing.
               (d) Fees. ACS’ costs and expenses associated with performing the obligations set forth in this Section 2.5.7 shall be included in the Annual Services Fee as a separate annual line item.
     2.6 Standards and Procedures Manual.
          2.6.1 Development of Manual. As ACS transitions and migrates Services in accordance with the terms of the Transition Plan, ACS shall develop and continuously update a detailed, Symetra-specific standards and procedures manual that minimally includes the contents specified in Section 2.6.2 (the “Standards and Procedures Manual”). ACS shall deliver the first draft of the Standards and Procedures Manual to Symetra for its review, comments and approval within ninety (90) calendar days following the Effective Date of the Agreement and shall, with respect to each draft of the Standards and Procedures Manual, incorporate all of Symetra’s comments and suggestions. Not later than thirty (30) calendar days following completion of all activities under the Transition Plan, ACS shall deliver an updated draft of the Standards and Procedures Manual to

Symetra for its review, comments and approval and thereafter shall periodically (but not less often than quarterly) update the Standards and Procedures Manual to reflect changes in the operations or procedures described therein. All such updates to the Standards and Procedures Manual shall be provided to Symetra for its prior review, comments and approval. Delivery of the initial draft and the updated draft of the Standards and Procedures Manual as provided herein shall constitute Critical Milestones. Prior to completion of the Standards and Procedures Manual, ACS shall provide the Services in accordance with the standards and procedures generally used by Symetra.
          2.6.2 Contents. ACS shall provide the Standards and Procedures Manual to Symetra electronically (and in a manner such that it can be accessed via either Symetra’s intranet or the Internet) and communicate to all End-Users the availability of and methodology for accessing the Standards and Procedures Manual. The Standards and Procedures Manual shall describe, among other things, the manner in which ACS will provide the Services hereunder, including the equipment and software being and to be used, the documentation (including, e.g., operations manuals, user guides, specifications, and End-User support) that provide further details of such activities and detailed problem and change management procedures. The Standards and Procedures Manual also shall describe the activities ACS will undertake in order to provide the Services including, where appropriate, direction, supervision, monitoring, staffing, quality assurance, reporting, planning and oversight activities, as well as the specific measures taken to comply with all laws and regulations that are applicable to ACS as an operator of its business or in performing its obligations under the Agreement. The Standards and Procedures Manual also shall identify those Services that ACS is to perform to assist Symetra in complying with its own regulatory obligations including, without limitation, those relating to the privacy and security of the Symetra Data, including HIPAA, the California Statute, GLB and any other laws and regulations applicable to the Symetra Data and/or identified by Symetra. Without limiting ACS’ obligations to assist Symetra in complying with its own regulatory obligations as described above, it is expressly agreed and understood by the Parties that Symetra shall be responsible for compliance with all laws and regulations that are applicable to Symetra as an operator of its business, its receipt of the Services, its direct regulatory obligations relating to the Symetra Data and, if the terms of Section 14.6 are applicable, its status as controller of the Symetra Data. The Standards and Procedures Manual shall describe how the Services will be performed and act as a guide to End-Users seeking assistance with respect to the Services offered hereunder. The Standards and Procedures Manual shall in no event be interpreted as an amendment to this Agreement or so as to relieve ACS of any of its performance obligations under this Agreement.
     2.7 Service Compatibility. ACS shall ensure that all services, equipment, networks, software, enhancements, upgrades, modifications and other resources, including those provided by Symetra (collectively, the “Resources”), that are: (a) used by ACS to deliver the Services; or (b) approved by ACS for utilization by Symetra in connection with the Services, shall be successfully integrated and interfaced, and shall be compatible with the services, equipment, networks, software, enhancements, upgrades, modifications and other resources that are being provided to Symetra by Third Party service providers (collectively, the “Third-Party Resources”); provided, however, that any such responsibilities of ACS for Resources shall be detailed in the applicable Schedules 2. Further, ACS shall ensure that none of the Services or other items provided to Symetra by ACS shall be adversely affected by, or shall adversely affect, those of any such Third Party providers, whether as to functionality, speed, service levels, interconnectivity, reliability, availability, performance, response times or similar measures. To the extent that any interfaces need to be developed or modified in order for the Resources to integrate successfully, and be compatible with, the Third-Party Resources, ACS shall develop or modify such interfaces as part of the Services, pursuant to the process set forth in Section 2.8. If a question arises as to whether a particular defect, malfunction or other difficulty with respect to the Services was caused by Resources or by Third-Party Resources, ACS shall be responsible for correcting, at its cost, such defect, malfunction or difficulty, except to the extent that ACS can demonstrate, to Symetra’s satisfaction, by means of a Root-Cause Analysis, that the cause was not caused by Resources. In addition, ACS shall cooperate with all Third Party service providers of Symetra to coordinate its provision of the Services with the services and systems of such Third Party service providers. Subject to reasonable confidentiality requirements, such cooperation shall include providing: (a) applicable written information concerning any or all of the systems, data, computing environment, and technology direction used in providing the Services; (b) reasonable assistance and support services to such Third Party providers; (c) access to systems and architecture configurations of Provider to the extent reasonably required for the activities of such Third Party providers; and (d) access to and use of the Resources.
     2.8 In-Scope Service Requests. If Symetra requires the performance of work that is not being performed at a particular time but that is within the scope of the Services, Symetra shall deliver to the ACS Project Executive an “In-Scope Service Request” in the form set forth in Attachment D specifying the proposed work with sufficient detail to enable ACS to evaluate the request. If such In-Scope Service Request is a request for access to ACS personnel versus a request for a particular set of Services that are in the nature of a longer-term project, Symetra shall prioritize (and re-prioritize as deemed necessary by Symetra), and ACS shall respond to, such In-Scope Service Request as follows:

Symetra-	Response
Designated	Symetra Corporate Headquarters &
Priority	ACS NWSC - Hillsboro	Symetra Remote Office Locations
Urgent	Immediate	ASAP, not to exceed 8 hours

Standard	2 Hours	2 Business Days

Low	8 Hours	5 Business Days
With respect to In-Scope Service Requests that are in the nature of a longer-term project, unless the Parties mutually agree in writing to proceed otherwise, within five (5) Business Days following the date of ACS’ receipt of such In-Scope Service Request, ACS shall provide Symetra with a written proposal in response to the In-Scope Service Request that contains the following: (a) a detailed description of the Services to be performed; (b) specifications (if applicable); and/or (c) an implementation plan, with implementation to commence not later than thirty (30) calendar days after approval thereof, unless otherwise mutually agreed. All services requested in an In-Scope Service Request shall constitute Services for purposes of this Agreement. Following receipt of ACS’ proposal, Symetra shall notify ACS in writing whether to proceed with the In-Scope Service Request, and ACS shall take no further action with respect to the In-Scope Service Request until it receives approval from Symetra. In-Scope Service Requests must be executed by the Symetra Project Executive, or his or her designee, in order to be effective.
     2.9 Out-of-Scope Work Orders.
          2.9.1 Requirements and Process. From time-to-time, Symetra may solicit a response from prospective providers to perform services that are outside the scope of the Services (“Out-of-Scope Service(s)”). At its own cost and expense, ACS shall submit a response (“Out-of-

Scope Work Order”) to any such Out-of-Scope Services request that complies with the terms of this Section within ten (10) Business Days after ACS’ receipt of Symetra’s request, or, if the scope of the Out-of-Scope Services is such that ten (10) Business Days would be insufficient, within a mutually agreed period of time. ACS’ proposed fees for performing each Out-of-Scope Work Order shall be at a fixed price (to the extent the Out-of-Scope Service consists of design, build or other development services) or at a fixed rate per unit of performance or other benefit to be received by Symetra (to the extent the Out-of-Scope Service consists of operational or other ongoing services), in either case based upon the lower of the Service Rates or the best rates, terms and conditions ACS is offering or has offered to other customers for services of a similar nature and scope. Each such response shall be in writing and shall contain the following items and be in conformance with the process set forth herein: (a) ACS’ response to Symetra’s description and specifications for the Out-of-Scope Services, including all services to be performed, categories of personnel (and number of personnel within each category) required to complete the Out-of-Scope Services, and an implementation plan; (b) the amount, schedule, and method of payment; (c) the timeframe for performance; (d) completion and acceptance criteria; and (e) any proposed SLRs for new services that would result from the Out-of-Scope Services. If Symetra selects ACS as its provider with respect to the Out-of-Scope Work Order, the obligations of ACS with respect to the Out-of- Scope Services shall be deemed Other Services under this Agreement, and the Out-of-Scope Services and the Out-of-Scope Work Order shall be governed by all the terms and conditions of this Agreement.
          2.9.2 Potential Limitation on Future Contracts. If ACS, under the terms of this Agreement or through the performance of tasks hereunder, develops specifications or statements of work, and such specifications or statements of work are to be incorporated into a solicitation, at Symetra’s option, ACS may be ineligible under Symetra’s standard procurement rules or, if such rules do not exist, industry standard procurement rules, to bid on and perform the work described within that solicitation as a prime contractor or subcontractor under a future Symetra contract. Except for the foregoing, ACS shall have the ability to compete for future business with Symetra on an equal basis with other Persons.
     2.10 Extraordinary Events or Circumstances. Symetra may, at any time, in a written notice signed by the Symetra Project Executive, or his or her designee, and as a result of an Extraordinary Event: (a) direct ACS, in accordance with Section 2.8, to perform Services in an extraordinary manner (e.g., perform Services at service levels above or below the SLRs for a limited duration); or (b) direct ACS to prepare and submit a proposed Out-of-Scope Work Order more quickly than required under Section 2.9.1; (c) direct ACS to temporarily cease the performance of certain Services; or (d) obtain a Third Party to perform certain Services for the duration of the Extraordinary Event. If such Extraordinary Event results in ACS’ performance of Other Services, to the extent incremental pricing for such Other Services is not set forth in this Agreement (including, in particular, in Schedule 4), the Parties shall engage in good faith negotiations in order to arrive at appropriate fees and expenses to be paid to ACS in consideration of its performance of such Other Services. If such Extraordinary Event results in ACS’ performance of additional or fewer Services, as the case may be: (e) provided: (i) the upper Pricing Band limit or the lower Pricing Band limit, as applicable, for such Services as specified in Schedule 3 has not been surpassed for more than ninety (90) calendar days, the applicable pricing set forth in Schedule 3 shall apply; or (f) once the upper Pricing Band limit or the lower Pricing Band limit, as applicable, for such Services as specified in Schedule 3 has been surpassed for more than ninety (90) calendar days, the Parties shall engage in good faith negotiations in order to arrive at new pricing for the affected Service Tower Services. The rights and obligations of the Parties under this Section 2.10 shall be in addition to those under Sections 2.5.7, 9.2.3 and similar provisions of this Agreement addressing Force Majeure Events.

     2.11 Reports and Other Resource Materials.
          2.11.1 General. In addition to any reports that may be required to be furnished pursuant to any Schedule 2, ACS shall furnish reports to Symetra in the manner, format, and frequency, and containing contents, reasonably requested by Symetra from time to time. In addition to SLR Reports and reports relating to amounts invoiced to Symetra, ACS’ reports shall include, among other things, annual security audit reporting, including reporting on unauthorized system access incidents, and reports regarding cost-management, Subcontractor relationships, End-User satisfaction, human resources matters and any other pertinent data requested by Symetra. ACS promptly shall (but not later than two (2) calendar days after gaining knowledge thereof) inform Symetra of any deficiencies, omissions or irregularities in Symetra’s requirements or in ACS’ performance of the Services that come to ACS’ attention. ACS shall furnish Symetra with all existing and future research and development resources, such as published materials, and industry studies conducted for or by ACS, that pertain to the Services and that might assist Symetra in setting its IT policies or requirements. The ACS Project Executive also shall advise Symetra of all other matters of a material nature that he or she believes would be helpful to Symetra in setting or revising its IT policies or requirements.
          2.11.2 Media. ACS shall furnish to Symetra all reports in both hard copy and electronic form per Symetra’s specifications in effect on the Effective Date, as the same may be reasonably modified by Symetra from time-to-time thereafter.
     2.12 Critical Milestones.
          2.12.1 Designation of Critical Milestones. As of the Effective Date, the Parties have designated certain milestones, activities, actions and/or projects under this Agreement as Critical Milestones, and have identified (in the Transition Plan or elsewhere in this Agreement) dates for ACS to achieve such Critical Milestones. Following the Effective Date, the Parties may designate additional milestones, activities, actions and/or projects under this Agreement as Critical Milestones (such agreement not to be unreasonably withheld by either Party), and promptly following such designation, the Parties shall work together cooperatively and in good faith to agree upon appropriate dates for ACS to achieve such Critical Milestones.
          2.12.2 Failure to Timely Achieve a Critical Milestone. If ACS fails to achieve any Critical Milestone by the corresponding date for achieving such Critical Milestone, without limiting any other rights and remedies that may be available to Symetra, Symetra shall have the right to: (a) if applicable to the Critical Milestone, reduce the Fees by an amount equal to the Fee Reduction calculated as provided in
Schedule 5; and/or (b) declare an Event of Default. Notwithstanding the foregoing, the remedies described in Sections 2.12.2(a) and (b) shall not be available to Symetra if and to the extent ACS’ failure to achieve any Critical Milestone by the corresponding date for achieving such Critical Milestone is due to: (c) the occurrence of a Force Majeure Event; (d) a delay by Symetra solely for its own convenience; or (e) Symetra’s material failure to perform any of its responsibilities under this Agreement that were a pre-condition to ACS’ ability to perform its obligations, provided that such failure previously was identified by ACS in writing.
     2.13 End-User Satisfaction and Communication. In addition to any End-User satisfaction survey requirements set forth in Schedule 2, not less than once quarterly, ACS shall conduct End-User satisfaction surveys in accordance with this Section. The proposed surveys (including the underlying instrument(s), methodology and survey plan) shall be subject to Symetra’s review, comments and approval and shall cover a representative sample of the End-Users including, as a separate sample category, senior management of Symetra. Symetra shall provide reasonable assistance to ACS to: (a) identify the appropriate sample of End-Users; (b) distribute the surveys; and (c) encourage participation by such End-Users in order to obtain meaningful results. ACS shall report the results of the surveys separately from each of the End-Users or groups of End-Users as may be specified by Symetra, and the ACS Project Executive shall review the results of each survey with Symetra within thirty (30) calendar days following the mutually agreed deadline for completion and return of the survey. During each such review session, ACS shall submit an End-User communication plan to Symetra for its review, comments and approval that shall include, at a minimum, updates to the End-Users regarding the results of the satisfaction surveys. Not later than thirty (30) calendar days following each review session, ACS shall provide to Symetra an action plan for addressing any problem areas identified in the survey results.
     2.14 Cooperation with Symetra and Third Parties. ACS shall cooperate fully with Symetra and all Third Parties designated by Symetra, and shall disclose such information to Symetra and such Third Parties relating to ACS and its Subcontractors as may be reasonably required or necessary for delivery of the Services as required herein. All such disclosures shall be subject to the confidentiality provisions of Article 13.
     2.15 Movement of an ACS Facility. Except as otherwise agreed to by the Parties in writing, if ACS moves, relocates, alters or changes any facility (including, without limitation, any ACS data center), such movement, relocation, alteration or change shall not: (a) result in any charges to Symetra; or (b) alter or excuse ACS’ obligation to perform all Services in accordance with the SLRs.
ARTICLE 3
PERSONNEL
     3.1 ACS Personnel.
          3.1.1 ACS Key Personnel.
               (a) Designation of ACS Key Personnel. Each of the ACS Key Personnel is designated on, and shall have the functions assigned to him or her as set forth in, Attachment E. This Schedule may be modified from time-to-time in accordance with this Agreement and shall be deemed modified upon any Symetra-approved replacement or substitution of a new person for any ACS Key Personnel. Prior to the assignment, hiring or designation of any person to fill the position or perform the duties provided by any ACS Key Personnel, Symetra shall have the right to interview and participate in the selection of such person to fill the position or perform the duties provided by the ACS Key Personnel to be replaced. ACS shall not hire, assign or designate any new person to fill the position or perform the duties provided by any ACS Key Personnel without Symetra’s prior written consent, which consent may be given or withheld in Symetra’s sole discretion. In addition, Symetra shall not be obligated to pay any Fees (or portion thereof) that are attributable to ACS Key Personnel until it determines, in its reasonable discretion, that such ACS Key Personnel have sufficient training, education and knowledge about Symetra’s then-current status and project needs. ACS shall ensure that all ACS Key Personnel have at least one designated individual as his or her core knowledge backup, ACS acknowledging that cross-sharing of knowledge is critical to minimizing the potential impact to Symetra if any of the ACS Key Personnel become unavailable for any reason. ACS Key Personnel shall treat Symetra as their most favored customer and shall give Symetra priority over all of ACS’ other customers. All other ACS employees who are assigned to Symetra shall treat Symetra as a priority customer.
               (b) Removal/Replacement of ACS Key Personnel by ACS. All ACS Key Personnel shall be assigned to perform the Services on such basis (e.g., full time assignment or otherwise) as needed to ensure that the Services contemplated hereunder are provided in an efficient and timely manner. Except as otherwise permitted in Section 1.2.2(d), without Symetra’s prior written consent, ACS shall not: (i) undertake any action with respect to any ACS Key Personnel that would result in the alteration or reduction of time expended by such ACS Key Personnel in performance of ACS’ duties hereunder; or (ii) transfer, reassign or otherwise re-deploy any ACS Key Personnel from performance of ACS’ duties under this Agreement, except in cases involving: (i) a voluntary or For Cause termination; (ii) removal at Symetra’s request; or (iii) inability to work due to death, disability or illness. If any one of the ACS Key Personnel comes unavailable to perform his/her duties for any reason, subject to the terms of subsection (c) below, within forty-eight (48) hours thereafter, ACS shall replace such person with another person approved by Symetra that is at least as well qualified as the person being replaced. For purposes of this Section, the movement of ACS Key Personnel from the employ of ACS to an Affiliate or a Subcontractor of ACS shall be considered a reassignment requiring Symetra’s consent and not a cessation of employment. If ACS removes or temporarily reassigns the ACS Key Personnel in accordance with the terms of this Section, Symetra may withhold any and all payments due or that become due to ACS until the ACS Key Personnel vacancy is filled by a qualified replacement, as approved by Symetra.
               (c) Removal of ACS Personnel by Symetra. Notwithstanding anything contained herein to the contrary, if Symetra believes that the performance or conduct of any Person employed or retained by ACS to perform ACS’ obligations under this Agreement (including, without limitation, ACS Key Personnel) is unsatisfactory for any reason or is not in compliance with the requirements of this Agreement, Symetra shall so notify ACS in writing and ACS shall promptly address the performance or conduct of such person, or, at Symetra’s request, immediately replace such Person with another Person acceptable to Symetra and with sufficient knowledge and expertise to perform the Services in accordance with this Agreement. Symetra shall not be responsible for any relocation expenses associated with ACS’ compliance with this Section or any other term or condition of this Agreement.
               (d) Transition. If: (i) ACS is obligated to replace an individual as provided in subsection (c) above; or (ii) ACS wants to replace or reassign any of the ACS Key Personnel, and either Symetra consents to such replacement or reassignment, or Symetra’s consent to such replacement or reassignment is not required as provided in subsection (b) above, then: (1) the terms of subsection (a) above with respect to Symetra’s right to select replacement personnel for any ACS Key Personnel shall apply; (2) the proposed replacement personnel shall be “qualified,” meaning that the proposed replacement personnel shall possess comparable experience and training as the ACS personnel to be replaced; and (3) the replacement personnel shall work with the replaced personnel during a mutually agreed transition period, the duration of which shall be determined based on the duties and responsibilities of the person to be replaced, and all costs and expenses associated with educating and training the replacement personnel shall be borne by ACS. Without limiting the generality of the foregoing, the transition period for the ACS Project Executive shall be at least one (1) month in length. In addition, provided the replaced personnel remains employed by ACS, such individual shall continue to be available by telephone to answer any Services or Other Services-related questions.
          3.1.2 Additional Personnel Requirements. In addition to ACS Key Personnel, ACS shall provide and make available such additional staff and personnel as ACS deems necessary to properly perform all of ACS’ obligations under this Agreement, all of whom shall, prior to their assignment to perform Services, be subject to security clearances by ACS consistent with any applicable policies and/or practices as may be requested and/or approved by Symetra. All costs and expenses associated with providing, equipping and retaining ACS staff and other personnel is included within the Fees, including, without limitation, all wages (including overtime payments), benefits of employment, applicable payroll taxes, and all associated staffing costs such as training and education, office supplies, PC refreshment, travel and lodging costs and recruiting and relocation expenses. On the Effective Date and at the end of every six (6)-month period after the Effective Date, ACS shall provide Symetra with a written list of all ACS and Subcontractor personnel whose time is dedicated fifty percent (50%) or more to providing Services hereunder, and the contents of such written list shall include, without limitation, the employees’ names, dates of placement, assignment addresses, assigned duties and responsibilities, and the names of the person to whom they are required to report.
          3.1.3 Minimum Proficiency Levels. ACS Key Personnel, and all other personnel assigned by ACS or its Subcontractors to perform ACS’ obligations under this Agreement, shall have experience, training and expertise sufficient to perform ACS’ obligations under this Agreement including, without limitation, ACS’ obligations with respect to the SLRs. Whenever ACS and/or an ACS Subcontractor indicates that a Person has a specific level of experience or expertise, such Person shall in fact possess such experience and expertise. Symetra shall not be required to pay for Services provided by any Person who does not possess the promised levels of experience and expertise.
          3.1.4 Specialized Personnel. As part of its provision of Services, ACS shall ensure that all ACS personnel (and the personnel of any ACS Subcontractors) performing Services in work areas requiring specific health, regulatory (including, without limitation, HIPAA, the California Statute, GLB and other regulations identified by Symetra), security or safety-related expertise are trained, qualified, and available to perform the Services in such areas as such training is commercially appropriate for the Services performed by such personnel. As reasonably requested by ACS, Symetra shall make available to ACS personnel (and to the personnel of any ACS Subcontractor(s)) any regulatory training that Symetra makes available to its own personnel in such work areas, with all costs and expenses associated with such training (if any) to be borne by ACS.
          3.1.5 Training. At its own cost and expense, ACS shall provide, and cause its Subcontractors to provide, all such training to the employees of ACS and its Subcontractors as may be necessary for them to perform all of ACS’ duties under this Agreement (including technical training as well as training regarding applicable administrative matters such as training regarding Symetra-specific policies and SOPs), and, in any event, levels of training equal to or greater than the average levels of training given to other ACS and/or Subcontractor employees holding corresponding positions.
          3.1.6 Supervision and Conduct of ACS Personnel. Except as expressly set forth herein, neither ACS, its Subcontractors, nor the employees of any of them, are or shall be deemed to be employees of Symetra. ACS or, with respect to Persons who work for an ACS Subcontractor, the applicable ACS Subcontractor(s), shall be responsible for their own staff assigned to provide Services under this Agreement, and, subject to this Article 3, ACS (directly or through ACS Subcontractors) shall have the sole right to direct and control the management of such staff. ACS and, in respect of Persons who work for ACS’ Subcontractors, ACS’ Subcontractors, shall: (a) determine and pay all applicable wages and salaries, including applicable overtime and other premium pay; (b) provide welfare and retirement benefits, as it deems necessary or desirable; (c) comply with applicable tax laws, including income tax and employment tax withholding laws; (d) comply with all applicable laws governing the relationship between ACS or ACS’ Subcontractors and their respective employees, including laws relating to accommodation of disabilities, equal pay, provision of leave (e.g., FMLA, jury duty, etc.), unlawful discrimination, as well as wage and hour law requirements; (e) comply with all workers’ compensation insurance coverage laws; (f) file all applicable reports with federal, state and local agencies and authorities as required by law; (g) maintain all required employment records, including 1-9, personnel and medical files consistent with applicable law and customary business practices; and (h) comply with all applicable equal employment opportunity laws (including, without limitation, Executive Order 11246 as well as all other related laws and regulations). While at or on the premises of Symetra, personnel of ACS and ACS’ Subcontractors shall: (i) conduct themselves in a businesslike manner; and (j) comply with the requests and standard rules of Symetra regarding safety and health and personal, professional and ethical conduct (including, without limitation, those contained in Symetra’s employee manuals and other written policies and procedures) as may be required for such locations.
     3.2 Symetra Personnel. The Symetra Project Executive shall act as the primary liaison between Symetra and the ACS Project Executive and have overall responsibility for the day-to-day oversight of ACS’ performance under this Agreement and coordination of Symetra’s retained authorities, as well as the additional personnel described in Section 3.1, in order to perform Symetra’s responsibilities hereunder. If any one of such Symetra personnel is unable to perform the functions or responsibilities assigned to him or her in connection with this Agreement, or if he or she is no longer employed by Symetra, Symetra shall replace such person or reassign the functions or responsibilities to another Person.
     3.3 Solicitation of Personnel. Except as provided in Section 10.3.6, during the Term and for a period of twelve (12) months thereafter, neither Party shall, without the prior written consent of the other Party, directly or indirectly solicit for employment any employee of the other who is involved in the performance of this Agreement. Notwithstanding the foregoing, a Party (the “Recruiting Party”) will not have violated the terms set forth in the preceding sentence if an employee of the other Party: (a) responds to a general, non-targeted solicitation for employment issued by the Recruiting Party, such as a newspaper advertisement; or (b) is contacted by a recruiter for the Recruiting Party, where the recruiter has not been instructed by the Recruiting Party to target the employees of the other Party.
     3.4 Personnel Restriction. With respect to any ACS Project Executive, provided such ACS Project Executive remains employed by ACS or one of its Affiliates, for a period of twelve (12) months following the date on which such ACS Project Executive last provided Services to Symetra hereunder, ACS shall restrict such ACS Project Executive from directly or indirectly, through the education of other persons or otherwise, providing services to any of the Symetra Competitors.

ARTICLE 4
ASSETS AND THIRD-PARTY CONTRACTS
     4.1 Symetra Retained Equipment.
          4.1.1 General. Symetra will furnish to ACS, for ACS’ use at no charge, the equipment owned by Symetra (the “Symetra-Owned Equipment” ), and the equipment leased by Symetra (the “Symetra-Leased Equipment” ) that are listed in the applicable Schedule 2, but for each such item of Symetra-Owned Equipment and Symetra-Leased Equipment, only for that portion of the Term occurring prior to the date on which, in the case of Symetra-Owned Equipment, Symetra fully depreciates such item of equipment and, in the case of Symetra-Leased Equipment, the lease expires for such item of Symetra-Leased Equipment, after which time ACS shall de-install and replace such item of equipment at ACS’ own cost and comply with Symetra’s reasonable directions regarding the disposal or other disposition of such item of equipment. The Symetra-Owned Equipment and Symetra-Leased Equipment will remain the property of Symetra and a Symetra-retained expense; however, ACS shall be responsible for managing all such equipment. The applicable Schedule 2 shall be deemed to be updated to include any additional Symetra-Owned equipment and/or Symetra- Leased equipment made available by Symetra for ACS’ use in providing the Services. Notwithstanding the location of any Symetra-Owned Equipment or Symetra Leased Equipment at an ACS or other non-Symetra facility, or the failure to list any item of Symetra-Owned Equipment or Symetra-Leased Equipment on the applicable Schedule 2, all right, title and interest in and to any Symetra-Owned Equipment and Symetra-Leased Equipment will be and remain in Symetra, and ACS will have no title or ownership interest in such Symetra-Owned Equipment and Symetra-Leased Equipment. ACS will provide Symetra with reasonable access to all Symetra-Owned Equipment or Symetra-Leased Equipment located at an ACS or other non-Symetra facility, and, notwithstanding any contrary terms that may be contained herein, will be responsible for all costs and expenses associated with repair or replacement of any Symetra-Owned Equipment or Symetra-Leased Equipment or any part thereof damaged (reasonable wear and tear excepted) by the employees, agents or invitees of ACS, its Affiliates and/or its Subcontractors (excluding Symetra).
          4.1.2 Third-Party Approvals. ACS and Symetra shall work together to identify, and Symetra with ACS’ assistance thereafter will take all actions reasonably necessary to obtain, any consents, approvals or authorizations from Third Parties as required for ACS to lawfully access, operate, and use (at or from any location where Services are to be provided) the Symetra-Owned Equipment and the Symetra-Leased Equipment. Symetra hereby appoints ACS to act as its single point of contact for all matters pertaining to the Symetra-Owned Equipment and the Symetra-Leased Equipment, and with Symetra’s approval, ACS promptly will notify all appropriate Third Parties of such appointment. Symetra may at any time revoke such appointment and/or exercise control over ACS’ actions with respect to such Third Parties.
          4.1.3 Return of Symetra Equipment. Unless a later return date is requested by Symetra, thirty (30) calendar days following any expiration or termination of this Agreement, ACS will return each item of Symetra-Owned Equipment and Symetra-Leased Equipment to Symetra (excluding those items of equipment that previously were replaced by ACS as described in Section 4.1.1) in substantially the same condition it was in when initially provided to ACS, reasonable wear and tear excepted.
     4.2 ACS Equipment. “ACS Equipment” means equipment owned, leased or otherwise held by ACS that is dedicated solely to ACS providing the Services. Notwithstanding the location of

ACS Equipment at a Symetra facility, all right, title and interest in and to any such ACS Equipment will be and remain in ACS, and Symetra will not have any title or ownership interest in the ACS Equipment.
          4.2.1 Use of ACS Equipment by ACS Employees. ACS may provide ACS Equipment for use by ACS employees on behalf of Symetra, at no additional charge to Symetra.
          4.2.2 Provision of ACS Equipment to Symetra. ACS may, upon mutual agreement with Symetra as to equipment and charges (if any), provide to Symetra certain ACS Equipment at mutually agreed location(s), and on a mutually agreed delivery schedule. With the advice of ACS, Symetra will prepare and maintain at Symetra’s cost and expense any Symetra facility in which ACS Equipment will be installed in accordance with the manufacturers’ specifications and all applicable codes, statutes, regulations and standards.
          4.2.3 Installation of ACS Equipment. ACS will arrange for, and will determine the mode of transportation and installation of each item of ACS Equipment to such location(s) as may be mutually agreed to by the Parties. If Symetra relocates any Symetra facility in which ACS Equipment may be installed, Symetra will be responsible for the relocation costs of such ACS Equipment. If ACS requests the relocation of any ACS Equipment, ACS shall be responsible for the associated relocation costs.
          4.2.4 Maintenance of ACS Equipment. ACS will be responsible for maintaining all ACS Equipment after installation at a Symetra location; provided, however, that Symetra will be responsible for all costs and expenses of repair or replacement to correct any damage to ACS Equipment or any part thereof (reasonable wear and tear excepted) caused by Symetra, or one of their employees, agents or invitees (exclusive of the employees, agents and/or invitees of ACS, its Affiliates and/or its Subcontractors).
     4.3 Software.
          4.3.1 ACS-Licensed Third Party Software.
               (a) Category 1 Software. Schedule L to this Agreement sets forth the software that is owned by a Third Party and licensed by ACS and/or any of its Affiliates on an enterprise-wide basis (meaning pursuant to a license that is not specific to Symetra) that Symetra agrees ACS may use to provide the Services (together with all supporting documentation, media and related materials, including all modifications, enhancements, updates, replacements and other Derivative Works thereof, the “Category 1 Software”). ACS shall grant to Symetra, its Affiliates and their employees and independent contractors the right to use, or receive the benefit of the use by ACS of, the Category 1 Software during the Term and during the Disentanglement Period. If and as requested by Symetra during the Disentanglement Period and at no additional charge to Symetra, ACS shall assist Symetra, its Affiliates and/or the Replacement Provider in procuring a license, and in securing maintenance and support, with respect to the Category 1 Software commencing on the Expiration Date and continuing thereafter for as long as Symetra requires at competitive rates (which license and maintenance and support fees shall be paid by Symetra). Except as provided in the preceding sentence, all costs and expenses associated with the Category 1 Software including, without limitation, license, maintenance and support, implementation and/or upgrade fees, shall be deemed to be included in the Fees. All right, title and interest in and to the Category 1 Software

(excluding Derivative Works that contain Work Product) shall remain with the applicable Third Party.
               (b) Category 2 Software. Schedule L to this Agreement sets forth the software that is owned by a Third Party and licensed by ACS and/or its Affiliates solely for use in performing its obligations under this Agreement (meaning pursuant to a license that is specific to Symetra) that Symetra agrees ACS may use to provide the Services (together with all supporting documentation, media and related materials, including all modifications, enhancements, updates, replacements and other Derivative Works thereof, the “Category 2 Software” ). ACS shall obtain for Symetra a non-exclusive, non-transferable, fully paid license for Symetra, its Affiliates and their employees and independent contractors to use, or receive the benefit of the use by ACS, of the Category 2 Software during the Term and during the Disentanglement Period. If ACS is unable to procure such a license, ACS shall so notify Symetra in writing and Symetra may: (i) waive all or any portion of the foregoing license scope requirements in writing; or (ii) become directly involved in negotiations with the Third Party. ACS shall also procure the advance consent of each Third Party software vendor of Category 2 Software to an assignment to Symetra, its Affiliates and/or the Replacement Provider, of the license agreement between such Third Party software vendor and ACS during the Disentanglement Period. If such consent cannot be obtained from any Third Party software vendor, ACS shall so notify Symetra in writing, and Symetra may: (iii) waive this requirement in writing; or (iv) elect to license the applicable Category 2 Software directly from the applicable Third Party software vendor. If Symetra licenses such Category 2 Software directly from the Third Party software vendor, the software shall be deemed Category 3 Software for purposes of this Agreement. If and as requested by Symetra during the Disentanglement Period and at no additional charge to Symetra, ACS shall assist Symetra, its Affiliates and/or the Replacement Provider in procuring a license (if necessary) and securing maintenance and support with respect to the Category 2 Software commencing on the Expiration Date and continuing thereafter for as long as Symetra requires at competitive rates (which license (if any) and maintenance and support fees shall be paid by Symetra). All costs and expenses associated with the Category 2 Software including, without limitation, license, maintenance and support, implementation and/or upgrade fees (but excluding any assignment-related consent fees as described above), shall be deemed to be included in the Fees. All right, title and interest in and to the Category 2 Software (excluding Derivative Works that contain Work Product) shall remain with the applicable Third Party.
          4.3.2 Symetra-Licensed Third Party Software.
               (a) Category 3 Software. Schedule L sets forth certain Third Party software licensed by Symetra that ACS may access and/or use in providing the Services during the Term and during the Disentanglement Period (“Category 3 Software” ). Symetra will attempt to secure the appropriate consents and approvals required to enable ACS to access and/or use the Category 3 Software, and if it is unable to do so, the terms of Section 4.3.2(c) shall apply. ACS will pay all required license, maintenance and support, implementation and upgrade fees with respect to the Category 3 Software (up to those amounts that ACS would have been required to pay if such Software constituted Category 2 Software), and Symetra shall pay all required costs and expenses (including, without limitation, license and consent charges imposed by software vendors) required to permit usage by ACS of the Category 3 Software under this Agreement. All right, title and interest in and to the Category 3 Software

(excluding Derivative Works that contain Work Product) shall remain with the applicable Third Party.
               (b) Category 4 Software. Schedule L sets forth certain Third Party software licensed by Symetra that ACS may access and/or use in providing the Services during the Term and during the Disentanglement Period (“Category 4 Software” ). Symetra will attempt to secure the appropriate consents and approvals required to enable ACS to access and/or use the Category 4 Software, and if it is unable to do so, the terms of Section 4.3.2(c) shall apply. Symetra will pay all required: (i) license and maintenance fees, including fees associated with the purchase of any upgrades, with respect to the Category 4 Software; and (ii) all costs and expenses (including, without limitation, license and consent charges imposed by software vendors) required to permit usage by ACS of Category 4 Software under this Agreement. All right, title and interest in and to the Category 4 Software (excluding Derivative Works that contain Work Product) shall remain with the applicable Third Party.
               (c) Consents and Approvals. If any consents or approvals under this Section 4.3.2 are required to be obtained but are not reasonably available, Symetra will not be required to obtain them, and Symetra and ACS agree to negotiate in good faith as to the impact of the lack of consent and to produce a reasonable alternative.
          4.3.3 Category 5 Software. Schedule L sets forth the software that is owned by ACS and/or any of its Affiliates that Symetra agrees ACS may use to provide the Services (together with all supporting documentation, media and related materials, including any and all modifications, enhancements, updates, replacements and other Derivative Works thereof, the “Category 5 Software” ). ACS shall grant to Symetra a non-exclusive, non-transferable (except in accordance with Section 19.5), fully paid, license for Symetra, its Affiliates and their employees and independent contractors to use, or receive the benefit of the use by ACS of, such Category 5 Software during the Term and during the Disentanglement Period. All costs and expenses associated with the Category 5 Software including, without limitation, license, maintenance and support, implementation and/or upgrade fees, shall be deemed to be included in the Fees. All right, title and interest in and to the Category 5 Software (excluding Derivative Works that contain Work Product) shall remain with ACS.
          4.3.4 Category 6 Software. Schedule L sets forth the software that is owned by Symetra and/or any of its Affiliates that Symetra may instruct ACS to use in connection with the Services (together with all supporting documentation, media and related materials, including any and all modifications, enhancements, updates, replacements and other Derivative Works thereof, the “Category 6 Software” ). All right, title and interest in and to the Category 6 Software shall remain with Symetra and/or its Affiliates, and ACS will have no ownership interests or other rights in the Category 6 Software, provided that Symetra grants to ACS the right to access and use the Category 6 Software as necessary to provide the Services. The Category 6 Software will be made available to ACS in such form and on such media as ACS may reasonably request, together with existing documentation and other available materials. If ACS is authorized to make any changes to any Category 6 Software, such changes will be authorized by the change management procedure to be developed as part of the Standards and Procedures Manual. ACS will document any such changes, and all such changes shall constitute Category 6 Software and shall be treated as Work Product for purposes of this Agreement. Without Symetra’s prior written permission, ACS will not access or use the Category 6 Software for any purpose other than the provision of Services hereunder.

     4.4 Assigned Contracts. Attachment H sets forth the written support, maintenance and other agreements that are expected to be assigned to ACS for use in providing the Services. If any agreement inadvertently was omitted from such Schedule, at Symetra’s request, the Parties shall work together in a cooperative manner to effectuate the assignment of such agreement to ACS. If Symetra is unable to effectuate an assignment of any of such agreements, such agreements shall become subject to the terms of Section 4.5.
     4.5 Managed Contracts. Attachment I sets forth the support, maintenance and other agreements that will be managed by ACS as part of the Services (collectively, the “Managed Contracts” ). If any agreement inadvertently was omitted from such Schedule, at Symetra’s request, the Parties shall add such agreement to Attachment I. Symetra will attempt to secure the appropriate consents and approvals required to enable ACS to perform its obligations relating to the Managed Contracts. If any such consents or approvals are not reasonably available, Symetra will not be required to obtain them, and Symetra and ACS agree to negotiate in good faith as to the impact of the lack of consent and to produce a reasonable alternative. Symetra hereby appoints ACS to act during the Term as its single point of contact for all matters pertaining to the Managed Contracts, and with Symetra’s approval, ACS promptly will notify all appropriate Third Parties of such appointment. Symetra may at any time revoke such appointment and/or exercise reasonable control over ACS’ actions with respect to such Third Parties as it relates to the provision of Services.
     4.6 Further Assurances. Symetra and ACS agree to execute and deliver such other instruments and documents as either Party reasonably requests to evidence or effect the transactions contemplated by this Article 4.
     4.7 Use of Symetra Facilities. Symetra shall make reasonably necessary office space, furnishings, and storage space (the “Symetra Facilities”) available to ACS’ on-site personnel performing Services at any Symetra Site throughout the Term and shall maintain Symetra Facilities in areas and at a level similar to that which it maintains for its own employees performing similar work. Office space, furnishings, storage space, and assets installed or operated on Symetra premises, and supplies allocated, are provided “AS IS, WHERE IS,” and “WITH ALL FAULTS”. Symetra shall provide ACS reasonably unencumbered access to such facilities as is reasonably required for ACS to provide the Services. Any furnishings (other than basic office furnishings) and office supplies for the use of ACS’ (and its Subcontractors’) personnel are the exclusive responsibility of ACS. ACS shall be entitled to make improvements and/or structural, mechanical and/or electrical changes to any space where ACS’ personnel are performing Services on-site at any Symetra Site, provided that: (i) such improvements shall have been previously approved in writing by Symetra (which approval may be withheld in Symetra’s sole discretion); (ii) such improvements shall be made at no cost or expense to Symetra; (iii) any contractors used by ACS to perform such improvements shall have been identified or otherwise approved in writing by Symetra; and (iv) Symetra shall be granted, without further consideration, all rights of ownership in such improvements.
          4.7.1 Specific Hardware and Carrier Charges. ACS shall provide and be responsible for all such telephone and modem lines, telephones, computers and peripheral devices, computer connections, and network access, as may be necessary for ACS to provide the Services. ACS shall be responsible for all usage-based carrier charges incurred by ACS personnel and all usage-based carrier charges incurred to provide a telecommunications link between ACS and any Symetra Site.

          4.7.2 Access to Personnel and Information. The Parties shall cooperate with each other in all matters relating to ACS’ performance of the Services. With respect to Symetra, such cooperation shall be limited to providing, as reasonably required by ACS for the performance of the Services, access to Symetra’s administrative and technical personnel, other similar personnel, and network management records and information.
          4.7.3 Other Facility-Related Obligations. Except as expressly provided in this Agreement, ACS shall use Symetra Facilities for the sole and exclusive purpose of providing the Services to Symetra. Use of such facilities by ACS does not constitute a leasehold interest in favor of ACS. ACS shall use Symetra Facilities in a reasonably efficient manner. The employees and agents of ACS, and its Subcontractors shall keep the Symetra Facilities in good order, shall not commit or permit waste or damage to such facilities, and shall not use such facilities for any unlawful purpose or act. ACS shall comply, and shall cause its employees and the employees of its Subcontractors to comply, with all applicable laws and regulations, including all of Symetra’s standard policies and procedures that are provided to ACS in writing regarding access to and use of Symetra Facilities, including procedures for the physical security of the Symetra Facilities. When Symetra Facilities are no longer required for performance of the Services, ACS shall return such facilities to Symetra in substantially the same condition as when ACS began use of such facilities, subject to reasonable wear and tear. ACS shall not cause the breach of any lease agreements governing use of Symetra Facilities.
ARTICLE 5
RETAINED AUTHORITIES
     5.1 General. Symetra shall retain the exclusive right and authority to set Symetra’s IT strategy and to determine, alter, and define any or all of Symetra’s requirements and operational and/or business processes and procedures. Symetra shall have the right to approve or reject any or all proposed decisions regarding infrastructure design, technical platform, architecture and standards and, subject to the change management procedures that will be developed as part of the Standards and Procedures Manual, will have the right and authority to cause ACS at any time to change any or all of the foregoing. If ACS can demonstrate that a particular exercise of Symetra’s rights and authorities as stated in this Section may interfere with or degrade ACS’ provision of the Services or have a materially detrimental impact on ACS’ cost of providing the Services or time for delivery of the Services, the Parties shall mutually agree to any proposed exercise of such right or authority pursuant to the terms of change management procedures that will be developed as part of the Standards and Procedures Manual prior to the implementation thereof. Symetra shall consult with ACS to inform ACS of significant changes in Symetra’s IT strategy and changes in its requirements and business processes relating to the Services. ACS shall actively participate in any of the foregoing as Symetra requests and shall provide Symetra with advice, information and assistance in identifying and defining IT projects and future IT requirements to meet Symetra’s objectives.
     5.2 Specific Retained Authorities. Without limiting the generality of Section 5.1, Symetra shall retain exclusive authority, discretion and rights of approval with respect to the activities described in this Section 5.2, and ACS shall obtain Symetra’s prior written approval before undertaking any such activities.
          5.2.1 Strategic and Operational Planning. Symetra shall retain exclusive authority, discretion and rights of approval with respect to strategic and operational planning, which includes the following:

               (a) developing a series of comprehensive standards and planning guidelines pertaining to the development, acquisition, implementation, and oversight and management of IT systems;
               (b) identifying and implementing opportunities for reducing costs for IT systems considering alternatives suggested by ACS;
               (c) approving or disapproving, in accordance with guidelines established by Symetra, each proposed acquisition of hardware or software for an IT system;
               (d) approving or disapproving, in accordance with guidelines established by Symetra, all requests or proposed contracts for consultants for IT systems;
               (e) defining and evaluating IT services, including service availability and minimum acceptable service levels; service specifications and standards; selection of suppliers; security requirements; scheduling, prioritization, and service conflict resolution among End-Users; help desk rules; and general operational management guidelines; and
               (f) service-provider strategy, including selection of providers; specialized provider relationships (e.g., telecommunications); and quality assurance standards.
          5.2.2 Service Design and Delivery. Symetra shall retain exclusive authority, discretion and rights of approval with respect to service design and delivery, which includes the following:
               (a) selecting designs of specific technologies and services from alternatives suggested by ACS;
               (b) selecting specific technologies, hardware and software from alternatives suggested by ACS for implementation of such designs;
               (c) selecting providers of specific technologies, hardware and software from alternatives suggested by ACS; and
               (d) selecting implementation schedules and activities from alternatives suggested by ACS.
          5.2.3 Moves, Adds and Changes. Symetra shall retain exclusive authority, discretion and rights of approval with respect to ordering move, add and change activities.
          5.2.4 Business Process Reengineering. Symetra shall retain exclusive authority, discretion and rights of approval with respect to any business process reengineering opportunities identified by ACS. The Parties shall ensure that performance metrics related to any business process reengineering are accurately and appropriately developed. Notwithstanding anything contained in this Section 5.2.4 or anywhere else in this Agreement to the contrary, Symetra shall retain sole control over its business operations.

          5.2.5 Contract Management. Symetra shall retain exclusive authority, discretion and rights of approval with respect to managing this Agreement and Symetra’s relationship with ACS.
          5.2.6 Budget Management. Symetra shall retain exclusive authority, discretion and rights of approval with respect to managing Symetra’s annual budget for all Symetra operations, utilizing ACS’ estimates for Services included in the scope of this Agreement and for additional services planned or anticipated throughout the Term.
          5.2.7 Validation and Verification. Symetra shall retain exclusive authority, discretion and rights of approval with respect to performing validation and verification activities in relation to key projects and operational processes.
          5.2.8 Review and Acceptance.
               (a) General. Symetra shall have the right to review and accept or reject all components, deliverables and systems to be provided by ACS to Symetra under this Agreement, pursuant to the methodology set forth in this Section.
               (b) Acceptance Testing. Following ACS’ notification to Symetra that ACS has completed any component or deliverable identified in this Agreement, including In- Scope Service Requests and Out-of-Scope Work Orders, at a mutually agreed scheduled time thereafter, Symetra shall begin testing the component or deliverable to determine whether such component or deliverable conforms to the applicable specifications and/or standards (collectively, the “Acceptance Criteria”). After Symetra has completed such testing or upon expiration of the agreed-upon testing period (the “Acceptance Testing Period”), Symetra shall notify ACS in writing either that: (i) the component or deliverable meets the Acceptance Criteria and that acceptance of such component or deliverable has occurred (“Acceptance”); or (ii) the Acceptance Criteria have not been met and, in accordance with subsection (c) below, the reasons therefor. If the component or deliverable is identified as being part of a larger, integrated system being developed thereunder, then any Acceptance under the terms of this subsection shall be understood as being conditional acceptance (“Conditional Acceptance”), and such component or deliverable shall be subject to Final Acceptance in accordance with subsection (d) below.
               (c) Cure. If Symetra determines that a component or deliverable does not conform to the applicable Acceptance Criteria, Symetra promptly shall deliver to ACS an exception report describing the nonconformity (the “Exception Report”). Within thirty (30) calendar days following receipt of the Exception Report, ACS shall: (i) perform a Root- Cause Analysis to identify the cause of the nonconformity; (ii) provide Symetra with a written report detailing the cause of, and procedure for correcting, such nonconformity; (iii) provide Symetra with satisfactory evidence that such nonconformity will not recur; and (iv) cure the nonconformity; provided, however, that if the nonconformity is incapable of cure within such thirty (30) calendar day period then, within such thirty (30) calendar day period, ACS shall present to Symetra a mutually agreeable plan to cure such nonconformity within a reasonable amount of time. Upon ACS’ notice to Symetra that ACS has cured any such nonconformity, Symetra shall re-test the defective component or deliverable for an additional testing period of up to thirty (30) calendar days or such other period as the Parties may mutually agree upon in writing, at the end of which period the process described in subsection (b) above shall be repeated.
               (d) Final Acceptance. Upon achievement of Conditional Acceptance for all identified components or deliverables, Symetra shall begin testing the system that is comprised of such components or deliverables using the applicable test procedures and standards to determine whether such system performs as an integrated whole in accordance with the Acceptance Criteria. After Symetra has completed such testing or upon expiration of the testing period (the “Final Acceptance Testing Period”), Symetra shall notify ACS in writing that: (i) the system, and all components and deliverables that are a part thereof, meet the Acceptance Criteria and that final acceptance of the system and such components and deliverables has occurred (“Final Acceptance”); or (ii) that the Acceptance Criteria have not been met and, in accordance with subsection (b) above, the reasons therefor. If Symetra determines that the Acceptance Criteria have not been so met, the process described in subsection (b) above shall be initiated, with all references to “component or deliverable” being references to the “system,” and all references to the “Acceptance Testing Period” being references to the “Final Acceptance Testing Period.” Neither Conditional Acceptance, Acceptance, nor Final Acceptance by Symetra shall constitute a waiver by Symetra of any right to assert claims based upon defects not discernable through conduct of the applicable test procedures and subsequently discovered in a component or deliverable or the system following Symetra’s Final Acceptance thereof. Nothing else, including Symetra’s use of the system, or any component thereof, shall constitute Final Acceptance, affect any rights and remedies that may be available to Symetra and/or constitute or result in “acceptance” under general contract law, any state uniform commercial code or any other law.
ARTICLE 6
FEES AND PAYMENT TERMS
     6.1 Fees.
          6.1.1 General. As the sole and entire financial consideration for all of the Services to be performed by ACS hereunder and for all of the other tasks, services and obligations of ACS, Symetra shall pay to ACS the amounts set forth in this Article 6. Except as otherwise expressly stated in this Article 6, and as otherwise provided in this Agreement, Symetra shall not be obligated to pay ACS any additional fees, assessments, reimbursements or labor and/or general business expenses (including travel, meals and overhead expenses) for the Services and other obligations of ACS hereunder.
          6.1.2 Transition Services. For and in consideration of ACS’ provision of the transition Services pursuant to the terms of the Transition Plan, Symetra shall pay to ACS the Fees for transition Services specified in Schedule 3 in accordance with the payment terms set forth therein.
          6.1.3 Annual Services Fees. The “Annual Services Fees” for the Services are set forth in Schedule 3 and, subject to the terms of Sections 2.3.3 and 6.3, shall be invoiced monthly in twelve (12) equal payments commencing, for each of the Service Tower Services, on the applicable Handover Date.
          6.1.4 Service Rates. Services not included in the Services or otherwise designated in this Agreement as “other services” (collectively, “Other Services”) that are available from ACS on a time-and-materials basis, will be provided at rates that do not exceed the hourly service rates set forth in Schedule 4 (“Service Rates”). The Service Rates may be increased by ACS once annually commencing on the first anniversary of the Effective Date; provided, however, that such annual increases shall not exceed the lesser of: (a) the most recent increase in the CPI; and (b) three percent (3%), in each case of the then-current Service Rates. ACS shall not increase the billing rate for a particular individual who is assigned to a Symetra project as a result of a promotion, change in job classification or otherwise without Symetra’s prior written consent, it being the understanding of the Parties that Symetra does not expect any rate changes during the course of a particular project. Additionally, ACS shall bill Symetra in increments of not more than one (l)-hour for all Other Services provided, and shall in no event bill Symetra for travel time.
          6.1.5 Taxes.
               (a) ACS’ Taxes. The Fees to be paid by Symetra are inclusive of taxes legally imposed on ACS, including: (i) all applicable sales, use, gross-receipts or value- added, excise, personal property or other similar taxes based upon or measured by ACS’ cost in acquiring or providing equipment, materials, supplies or third party services furnished to or used by ACS in providing and performing the Services; (ii) all taxes payable by ACS with respect to its net worth, net income or profits; and (iii) other taxes legally imposed on ACS such as franchise taxes, ad valorem taxes on its owned or leased property, employment taxes with respect to its employees, intangibles taxes on property it owns or licenses, and the Washington business and occupation tax.
               (b) Symetra’s Taxes. Notwithstanding Section 6.1.5(a), if any sales, use, privilege, value added, excise, gross receipts, services and/or similar tax that ACS is authorized by law to collect from or otherwise pass through to Symetra is imposed on, based on, or measured by any consideration for the provision of the Services by ACS to Symetra under this Agreement, Symetra shall be responsible for and pay the amount of any such tax to ACS, or to the appropriate tax authority as the law may otherwise require, in addition to the Fees.
               (c) Cooperation to Minimize Tax Liability. The Parties agree to reasonably cooperate with each other in good faith to more accurately determine and reflect each Party’s tax liability and to minimize such liability to the extent legally permissible. Each Party shall provide and make available to the other any resale certificates, multi-state benefit certificates, exemption certificates or other evidence of exemption from tax reasonably requested by either Party. The Parties will also work together to segregate the Fees and other amounts payable hereunder into separate payment accounts charged under separate invoices, as appropriate, for Services and the components of the Services (i.e., components that are taxable and nontaxable, including those for which a sales, use or similar tax has already been paid by ACS and for which ACS functions merely as a paying agent for Symetra in receiving goods, supplies or services including licensing arrangements that otherwise are nontaxable or have previously been subjected to tax, components that are capitalized, and components that are expensed).
          6.1.6 Currency. Except as set forth herein, all pricing in Schedule 3 and Schedule 4 shall be expressed in United States Dollars. Any payments made in local currency other than United States Dollars (a “Local Currency”) shall be converted into United States Dollars based on the official exchange rate posted in the U.S. morning edition of the Wall Street Journal on the thirtieth (30th) day of the month preceding the month in which the currency transaction occurs. By way of example, if a transaction involving a conversion of Local Currency into United States Dollars takes place on February 15, 2005, the Local Currency shall be converted into United States Dollars at the exchange rate set forth in the US morning edition of the Wall Street Journal on January 30,2005.
     6.2 Adjustments to Fees.
          6.2.1 Terminated Services. If, in accordance with the terms set forth in Sections 9.2 and/or 9.5, Symetra terminates or reduces all or any portion of the Services to be provided here-under, then the Fees relating to such terminated Services shall be appropriately reduced, and such reduction shall apply as of the applicable Termination Date(s).
               (b) 6.2.2
               (a) General. Schedule 5, as the same will be updated as provided in subsections (b) and (c) below, specifies certain Fee Reductions that will be applicable with respect to ACS’ actual performance as measured against the Critical Milestones and the SLAs. The Parties agree that the Fee Reductions reflect the diminished value of the Services as a result of any ACS failure to timely achieve a Critical Milestone and/or to provide the Services in accordance with the SLAs, and accordingly do not constitute, shall not be construed or interpreted as, and shall not be argued by ACS to be, penalties. Fee Reductions shall in no event be the sole and exclusive remedy of Symetra with respect to any failure of ACS as described in this Section.
               (b) Weighting Factors. Symetra shall have the right to: [***] and (iii) for any new Critical Milestones that will be applicable during the upcoming Contract Year, establish Weighting Factors for each such Critical Milestone.
               (c) Calculation of Fee Reductions. All Fee Reductions will be calculated on a monthly basis in accordance with the terms set forth in Schedule 5 and reflected on the next monthly invoice to Symetra following such calculation. Additionally, in the first month of each Contract Year commencing with the second Contract Year, the Parties shall calculate the total of all actual fees for the prior Contract Year and re-calculate all Fee Reductions incurred during the prior Contract Year based on such amount. The resulting amount shall be compared to the actual Fee Reductions that were applied to Symetra’s invoices during the prior Contract Year, and if such resulting amount demonstrates that additional Fee Reductions are owed to Symetra, then a credit for the difference in such amounts shall be applied by ACS to the first month’s invoice in the then-current Contract Year, and if the resulting amount demonstrates that ACS overpaid Fee Reductions, then ACS shall invoice Symetra for the difference on the first month’s invoice in the then-current Contract Year.
          6.2.3 Baselines and ARCs and RRCs. The initial Baselines for each of the Service Tower Services are set forth in Schedule 3. Promptly following ACS’ completion of an initial asset inventory as provided in Section 2.5.5, the Parties shall meet to review the accuracy of the initial Baselines set forth in Schedule 3 and, if appropriate, agree upon any necessary adjustments to such Baselines and associated pricing. Thereafter, on an annual basis commencing on the first anniversary of the last Handover Date to occur under this Agreement, the Parties shall adjust all such Baselines to be equal to Symetra’s actual average resource consumption for each such Baseline over the prior twelve (12) month period, with an appropriate corresponding adjustment to the then-current Annual Services Fees. Further, upon the addition or divestiture of a Symetra Affiliate as described in Section 6.2.4, the Parties shall appropriately adjust all Baselines, and the then-current Annual Services Fees, to reflect the new Symetra Services volumes associated with such addition or divestiture. ARCs and RRCs that are applicable to each of the Service Tower Services, and the methodology for applying such ARCs and RRCs, are set forth in Schedule 3.
          6.2.4 Addition or Divestiture of Affiliates and Business Ventures. ACS acknowledges that, following the Effective Date, Symetra may want to add additional Affiliates and/or business ventures of Symetra and/or its Affiliates (including adding new lines of business, adding new services and products, and acquiring additional blocks of business from Third Parties that complement Symetra’s current businesses and services) to the scope of this Agreement and/or reduce the number of Affiliates or existing business ventures included within the scope of this Agreement, in each case as a result of Symetra’s and/or its Affiliates’ acquisition and divestiture activities. If Symetra wants to add an additional Affiliate or an additional business venture of Symetra and/or its Affiliates to the scope of this Agreement, provided such additional Affiliate or business venture is not an ACS Competitor, the Parties shall work together cooperatively and in good faith to incorporate such Affiliate or business venture within the scope of this Agreement including, without limitation, by developing an appropriate transition plan; however:
               (a) if ACS will be providing Services to such new Affiliate and/or business venture that are included within the scope of the Service Tower Services that are then being provided to Symetra and/or its Affiliates hereunder and: (i) the addition of such Affiliate and/or business venture will not result in ACS’ provision of a volume of any such Services that surpasses the upper Pricing Band limit for such Services as specified in Schedule 3, the pricing for Service Tower Services set forth in Schedule 3 shall apply; or (ii) the addition of such Affiliate and/or business venture will result in the provision of a volume of any such Services that surpasses the upper Pricing Band limit for such Services as specified in Schedule 3, the Parties shall engage in good faith negotiations in order to arrive at new pricing for the affected Service Tower Services;
               (b) if ACS will be providing Services to such new Affiliate and/or business venture that are not included within the scope of the Service Tower Services that are then being provided to Symetra and/or its Affiliates hereunder, the Parties shall engage in good faith negotiations in order to arrive at pricing for such new Service Tower Services; and
               (c) Symetra shall be responsible for mutually agreed, reasonable set-up costs and expenses required to accommodate such addition including, without limitation, resource expenses, software license and consent fees and other similar expenses incurred by ACS in effecting such request.
Symetra (and not its Affiliates) shall be responsible for paying all Fees to be paid to ACS hereunder. Any SLRs that will be applicable to such new Affiliate and/or business venture shall become effective not later than ninety (90) calendar days following conclusion of the applicable transition period. If Symetra divests an Affiliate or exits an existing business venture and wants to reduce the number of Affiliates or scope of Services included within the scope of this Agreement, then: (d) Symetra shall so notify ACS and, at Symetra’s option, all or any portion of the terms of Article 10 shall apply with respect to such divested Affiliate or business venture; and (e) neither Symetra nor any of its Affiliates shall be obligated to pay a Termination Fee to ACS as a result of any such scope reduction; however, if and to the extent the divestiture of such Affiliate and/or business venture will result in ACS providing a volume of any Service Tower Services that surpasses the lower Pricing Band limit for such Services as specified in Schedule 3, the Parties shall engage in good faith negotiations in order to arrive at new pricing for the affected Service Tower Services.
          6.2.5 Set Off. Symetra may set off against any and all amounts otherwise payable to ACS pursuant to any of the provisions hereof any and all amounts owed by ACS to it including, without limitation, any Fee Reductions. Within twenty (20) calendar days following any such set off, Symetra shall provide to ACS a written accounting of such set off and a written statement of the reasons therefor.
     6.3 Invoices.
          6.3.1 Services. As of the Effective Date, ACS shall be required to submit monthly invoices to Symetra for the Services provided hereunder. Invoices shall be in the format as set forth in Attachment J, and any changes in the monthly invoice formats shall be approved by Symetra in advance of such changes. All invoices will be subject to Symetra’s review and approval prior to payment. ACS shall not submit invoices: (a) for Fixed Charges, prior to the first day of the month in which the invoiced Services will be provided; and (b) for Variable Charges, prior to the last day of the month in which the invoiced Services were provided. Invoices must provide detailed and customized information as requested by Symetra. Such detailed and customized information may include, without limitation, general fee visibility and billing requirements that are consistent with Symetra’s specific financial requirements and practices. Invoices shall be accompanied by the SLR Reports and other information and data that support the invoiced Fees, including ARCs and RRCs, as well as any Fee Reductions. Unless subject to a dispute as provided in Section 6.4, invoices for Fixed Charges are payable within thirty (30) calendar days after receipt of an invoice that complies with the requirements of this Agreement, and invoices for Variable Charges are payable within [***]
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

after receipt of an invoice that complies with the requirements of this Agreement. Late payments of undisputed and otherwise payable amounts will bear interest at the Interest Rate.
          6.3.2 Other Services. The invoicing milestones for Other Services Fees will be determined by the Parties on a case-by-case basis. ACS’ invoices for Other Services shall include documentation that references Symetra’s authorizing documentation, Symetra’s account number, charges and description. No invoice with respect to Other Services shall be paid unless such Other Services were pre-authorized in writing by Symetra.
     6.4 Disputed Amounts. Symetra shall have the right to dispute any ACS invoice. Subject to and in accordance with the provisions of this Section 6.4, Symetra may withhold payment of any ACS invoice (or part thereof) for Variable Charges that it in good faith disputes as due or owing, but absent any termination of this Agreement, shall not be entitled to withhold any payments due and owing for Fixed Charges. In such case, Symetra shall pay any undisputed amounts and provide to ACS a written explanation of the basis for the dispute. The failure of Symetra to pay a disputed invoice for Variable Charges, or to pay the disputed part of an invoice for Variable Charges, shall not constitute a breach or default by Symetra, so long as Symetra complies with the provisions of this Section 6.4. Any dispute relating to amounts owed by a Party hereunder shall be considered a Problem and resolved pursuant to Article 17. All of ACS’ obligations under this Agreement shall continue unabated during the dispute resolution process.
ARTICLE 7
RECORDKEEPING AND AUDIT RIGHTS
     7.1 Recordkeeping. ACS shall maintain complete and accurate financial and accounting records and books of account relating to its performance of Services under this Agreement, including electronic copies of all such records and books, utilizing generally accepted accounting principles (“GAAP”), consistently applied. Further, ACS shall maintain transaction-level documentation, such as supporting invoices, purchase orders, bills of lading, tax returns, exemption certificates and other relevant documents, in each case to the extent relating to its performance of Services under this Agreement. Such records, books and documentation relating to ACS’ performance of the Services under this Agreement, and the accounting controls related thereto, shall constitute ACS Confidential Information and shall be sufficient to provide reasonable assurances that:
               (a) transactions are recorded so as to permit ACS to prepare its financial statements in accordance with GAAP and to maintain accountability for its assets; and
               (b) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
Such records, books and documentation relating to ACS’ performance of Services under this Agreement shall be maintained by ACS at a location(s) made known to Symetra upon Symetra’s request, and Symetra (or its designees) shall have the right to examine and make extracts of information and copy any part thereof at such times during normal business hours as ACS and Symetra shall mutually agree, but in no event later than ten (10) business days after Symetra’s written request to ACS, unless a shorter time frame is necessary to enable Symetra to comply with any regulatory requirement. ACS shall retain and maintain accurate records, books and documentation relating to its performance of Services under this Agreement until the latest of: (i) seven (7) years after the final payment to ACS hereunder; (ii) one (1) year following the final resolution of all audits or the conclusion of any litigation with respect to this Agreement; or (iii) such longer time period as may be required by applicable federal, state, local and/or international laws or regulations, including tax laws.
     7.2 Operational Audits. Upon Symetra’s request, but no more often than once annually except: (a) as necessary for Symetra to respond to any regulatory requirement or inquiry; or (b) as deemed reasonably necessary by Symetra as a result of Symetra’s good faith belief that ACS has breached any of its obligations hereunder and such breach has exposed, or in Symetra’s reasonable judgment, is likely to expose, Symetra to financial or other liabilities in excess of [***], ACS shall allow Symetra and/or any independent Third Party selected by Symetra from among the firms listed on Attachment Q, or any other firm that may then be agreed to by the Parties, to perform operational and/or security audits with respect to ACS’ performance of its obligations hereunder. If a firm listed on Attachment Q might otherwise be ineligible to act as Symetra’s auditor under this Section due to a conflict of interest arising from a former or current representation of ACS, ACS and Symetra agree that such conflict may be eliminated by the audit firm’s creation of an ethical wall or other screening procedure satisfactory to both parties. ACS shall grant, and shall cause its Subcontractors to grant, Symetra and its Third Party representatives full and complete access to ACS’ and its Subcontractors’ facilities (including, without limitation, the Symetra-specific network and systems environments so that vulnerability and penetration assessments can be performed) and all books, records and other documents of ACS and its Subcontractors as they relate to this Agreement, or as they may be required in order for Symetra to ascertain any facts relative to ACS’ performance hereunder. ACS shall provide Symetra, or its authorized Third Party representatives, such information and assistance as requested in order to perform such audits; provided, however, that the Parties shall endeavor to arrange such assistance in such a way that it does not interfere with ACS’ performance of the Services. If any audit reveals a material inadequacy or deficiency in ACS’ performance, the cost of such audit, up to a cap of [***], shall be borne by ACS. ACS shall incorporate this paragraph verbatim into any Agreement into which it enters with any Subcontractor providing Services under this Agreement.
     7.3 Financial Audits. Upon Symetra’s request, but no more often than once annually except: (a) as necessary for Symetra to respond to any regulatory requirement or inquiry; or (b) as deemed reasonably necessary by Symetra as a result of Symetra’s good faith belief that a billing error has occurred involving an amount in excess of [***], ACS shall allow Symetra and/or any independent Third Party selected by Symetra from among the firms listed on Attachment Q, or any other firm that may then be agreed to by the Parties, to fully audit ACS’ and/or its Subcontractors’ books and records to the extent necessary to verify any amounts paid or payable hereunder. If a firm listed on Attachment Q might otherwise be ineligible to act as Symetra’s auditor under this Section due to a conflict of interest arising from a former or current representation of ACS, ACS and Symetra agree that such conflict may be eliminated by the audit firm’s creation of an ethical wall or other screening procedure satisfactory to both parties. Such auditors shall be provided with full access to such information, books and records as may be necessary to confirm the accuracy of ACS’ invoices, documents, and other information supporting such invoices, and any pricing adjustment computations. All such audits shall be conducted during business hours, with reasonable advance notice, and shall include access to all proprietary and confidential information of ACS and its Subcontractors to the extent necessary to comply with the provisions of this Section 7.3. If any such audit reveals that ACS has overcharged Symetra five percent (5%) or more during the period to which the audit relates (as determined prior to the commencement of the audit), then ACS promptly shall refund such overcharges to Symetra together with interest thereon retroactive to the date of the overcharge(s) at the Interest Rate, and the cost of such audit (up to a cap of [***]), shall be borne by ACS. Similarly, if any such audit reveals that ACS has undercharged Symetra during the period to which the audit
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

relates (as determined prior to the commencement of the audit), then Symetra shall pay such undercharge(s) to ACS, together with interest thereon retroactive to the date of the undercharge(s) at the Interest Rate, up to an aggregate cap for all such undercharges (plus applicable interest) of [***]. ACS shall incorporate the auditing requirements set forth in this paragraph verbatim into any agreement into which it enters with any Subcontractor providing Services under this Agreement.
     7.4 Sarbanes-Oxley Compliance.
          7.4.1 General. ACS acknowledges that: (a) Symetra’s management is now and/or in the future may be required under the SOX Laws to, among other things, assess the effectiveness of its internal controls over financial reporting and state in its annual report whether such internal controls are effective; (b) Symetra’s independent auditor is now and/or in the future may be required to evaluate the process used by management to reach the assessment conclusions described in subsection (a) above to determine whether that process provides an appropriate basis for management’s conclusions; and (c) because Symetra has outsourced certain functions to ACS as described in this Agreement, the controls used by ACS (including, without limitation, controls that restrict unauthorized access to systems, data and programs) are relevant to Symetra’s evaluation of its internal controls. Having acknowledged the foregoing, ACS agrees to cooperate with Symetra and its independent auditor as reasonably necessary to facilitate Symetra’s ability to comply with its obligations under the SOX Laws including, without limiting the generality of the foregoing, by complying with the further terms of this Section 7.4.
          7.4.2 SAS 70 Type II Audits.
                    7.4.2.1 ACS Audits. At its sole cost and expense, ACS shall cause a reputable independent auditor to conduct SAS 70 Type II Audits, and to prepare and deliver to Symetra full and complete copies of written reports prepared following such audits, in July of each year during the Term (covering January through June of that year), and in January of each year during the Term (covering July through December of the prior year). All SAS 70 Type II Audits conducted by ACS pursuant to this Section 7.4.2.1 shall include a review of all of ACS’ internal controls as they relate to ACS’ customers generally. If requested by Symetra, ACS shall cause its independent auditor to timely prepare and submit to Symetra for its review and approval a detailed description of the scope of the first SAS 70 Type II Audit to be conducted by ACS hereunder that specifically identifies therein, among other things, any limitations on the scope of the audit. Once approved by Symetra, and unless otherwise agreed to by the Parties in writing, such scope description shall be used for all SAS 70 Type II Audits to be conducted by ACS hereunder.
                    7.4.2.2 Symetra Audits. At its sole cost and expense and upon reasonable prior written notice to ACS, but no more frequently than twice annually (unless additional audits are necessary for Symetra and/or its Affiliates to address a SOX Laws requirement), Symetra shall have the right (either through its internal audit staff or through a reputable independent auditor) to conduct audits including, without limitation, SAS 70 Type II Audits, of ACS’ internal controls as they affect Symetra and/or its Affiliates. In order to facilitate such audits, ACS shall collect and maintain appropriate books and records documenting ACS’ internal controls (both for ACS’ customers generally and as they affect Symetra and/or its Affiliates) (for purposes of this Section, collectively, “Records”). Further, with respect to such audits, Symetra and/or its independent auditors shall have the right to: (a) examine and audit the Records; and (b) question and interview any ACS personnel, in each case as reasonably necessary or desirable to facilitate Symetra’s and/or its Affiliates’ ability to comply with the SOX Laws. ACS shall obtain Symetra’s prior written consent before modifying any of its internal
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

controls as they affect Symetra and/or the Records if such modification will, or is likely to, affect Symetra’s and/or its Affiliates’ compliance under the SOX Laws.
          7.4.3 Results of Inquiries and Corrective Plan. If any SAS 70 Type II Audit report and/or Symetra’s (or its independent auditor’s) inquiries pursuant to Section 7.4.2.2 reveal any deficiencies and/or exceptions (including, without limitation, if it is determined that ACS’ internal controls, in whole or in part, fail to constitute effective controls over financial reporting), ACS shall prepare and deliver to Symetra a detailed plan that is reasonably acceptable to Symetra for promptly correcting all such deficiencies and exceptions (“Corrective Plan”). ACS shall deliver such Corrective Plan to Symetra and its independent auditor within ten (10) calendar days following: (a) ACS’ delivery to Symetra of the SAS 70 Type II Audit report containing the deficiencies and/or exceptions, if the deficiencies and/or exceptions were identified in a SAS 70 Type II Audit report prepared pursuant to Section 7.4.2.1; and/or (b) ACS’ receipt of written notice from Symetra that contains a description of such deficiencies and/or exceptions, if the deficiencies and/or exceptions were identified by Symetra (or its independent auditor) through the exercise of the rights described in Section 7.4.2.2. ACS shall bear all costs and expenses associated with correcting all deficiencies and exceptions identified in the Corrective Plan if such deficiencies and/or exceptions affect ACS’ customers generally. If the deficiencies and/or exceptions do not affect ACS’ customers generally, but rather are unique to Symetra, ACS may activate the change management procedures developed by the Parties pursuant to Section 2.6.2 with respect to the correction of such deficiencies and exceptions.
          7.4.4 Subcontractors. To the extent any ACS Subcontractor will perform any function that affects Symetra’s financial reporting (irrespective of whether Symetra’s consent to such subcontract arrangement is required as provided in Section 18.1), the agreement entered into by ACS and the Subcontractor shall include: (a) substantially the same terms as those appearing in this Section 7.4 (with any substantive deviations being preapproved in writing by Symetra); and (b) a provision identifying Symetra as a direct and intended third-party beneficiary of the agreement between ACS and the Subcontractor.
          7.4.5 Confidential Information. Notwithstanding anything that may be contained herein to the contrary, Symetra shall have the right to: (a) disclose all ACS Confidential Information received by Symetra and its independent auditor pursuant to the terms of this Section 7.4 to its employees, independent auditors, attorneys and other Persons with a reasonable need to know; and (b) use such information as necessary or desirable to facilitate its ability to comply with the SOX Laws.
ARTICLE 8
REPRESENTATIONS, WARRANTIES AND COVENANTS
     8.1 ACS Representations, Warranties and Covenants.
          8.1.1 Performance of the Services. ACS represents and warrants to Symetra that it has the skills, resources and expertise to provide, and shall provide, all Services in accordance with the terms of this Agreement. Without limiting the generality of the foregoing, ACS represents and warrants to Symetra that all Services and Other Services provided under this Agreement shall be provided in a timely, professional and workmanlike manner consistent with the highest industry standards of quality and integrity provided, however, that where this Agreement specifies a particular standard or criteria for performance, including, without limitation, applicable SLRs, this warranty is not intended to and does not diminish that standard or criteria for performance.

          8.1.2 Viruses and Disabling Devices. ACS shall implement and use industry best practices to identify, screen, and prevent, and shall not introduce, any Disabling Device in hardware, software or other resources utilized by ACS, Symetra or any Third Party in connection with the Services. A “Disabling Device” is any virus, timer, clock, counter, time lock, time bomb, Trojan horse, worms, file infectors, boot sector infectors or other limiting design, instruction or routine and surveil lance software or routines or data gathering or collecting software or devices that could, if triggered, erase data or programming, have an adverse impact on the Services, cause the hardware, software or other resources to become inoperable or otherwise incapable of being used in the full manner for which such hardware, software or other resources were intended to be used, or that collect data or information. Without limiting any other rights and remedies that may then be available to Symetra, at no cost or expense to Symetra and without adversely impacting the Services or any Other Services, ACS shall reduce and/or eliminate the effects of any Disabling Device including, without limitation, by restoring and/or bearing the cost to re-create any lost data and/or software programming.
          8.1.3 Conflicts of Interest.
               (a) No Financial Interest. ACS represents and warrants to Symetra that neither ACS nor any of its Affiliates has, shall have, or shall acquire, any contractual, financial, business or other interest or advantage, direct or indirect, that would: (a) materially conflict with, in a manner that would materially, adversely impact, ACS’ performance of its duties and responsibilities to Symetra under this Agreement; or (b) result in a breach of ACS’ performance of its duties and responsibilities to Symetra under this Agreement. ACS promptly shall inform Symetra of any such improper interest or advantage that may be incompatible with the interests of Symetra.
               (b) No Abuse of Authority for Financial Gain. ACS represents and warrants to Symetra that neither ACS nor any of its Affiliates has used or shall use the authority provided or to be provided under this Agreement to improperly obtain financial gain, advantage or benefit for ACS and/or any of its Affiliates.
               (c) No Use of Information for Financial Gain. ACS represents and warrants to Symetra that neither ACS nor any of its Affiliates has used or shall use any Symetra Confidential Information acquired in connection with this Agreement to improperly obtain financial gain, advantage or benefit for ACS and/or any of its Affiliates.
               (d) Independent Judgment. ACS represents and warrants to Symetra that neither ACS nor any of its Affiliates has accepted or shall accept another Symetra contract to perform auditing or other services as described in Section 2.9.2 that would impair the independent judgment of ACS in the performance of this Agreement.
               (e) No Influence. ACS represents and warrants to Symetra that neither ACS nor any of its Affiliates: (a) has accepted or shall accept, in a manner that is inconsistent with Symetra’s standard procurement policies or, if such policies do not exist, industry standard procurement policies, anything of value, or an inducement that would provide a financial gain, advantage or benefit, based on an understanding that the actions of ACS or any such Affiliates on behalf of Symetra would be influenced thereby; and (b) shall attempt to influence, in a manner that is inconsistent with Symetra’s standard procurement policies or, if such policies do not exist, industry standard procurement policies, any Symetra employee by the direct or indirect offer of anything of value.

               (f) No Payment Tied to Award. ACS represents and warrants to Symetra that neither ACS nor any of its Affiliates has paid or agreed to pay any Person, other than bona fide employees working solely for ACS or such Affiliates or any of ACS’ Subcontractors, any fee, commission, percentage, brokerage fee, gift or any other consideration in a manner that is inconsistent with Symetra’s standard procurement policies or, if such policies do not exist, industry standard procurement policies.
               (g) No Collusion. ACS represents and warrants to Symetra that the prices presented in the ACS Bid were arrived at independently, without consultation, communication or agreement with any other proposer for the purpose of restricting competition; the prices quoted were not knowingly disclosed by ACS to any other proposer; and no attempt was made by ACS to induce any other Person to submit or not to submit a proposal for the purpose of restricting competition.
               (h) Training. ACS represents and warrants to Symetra that it regularly provides ethics training to its employees on matters such as those covered by this Section 8.1.3.
          8.1.4 Financial Condition and Information.
               (a) Financial Condition. ACS represents and warrants to Symetra that it now possesses, and covenants that it shall maintain throughout the Term, sufficient financial resources to comply with the requirements of this Agreement. If ACS experiences a change in its financial condition that may adversely affect its ability to perform under this Agreement, then it immediately shall notify Symetra of such change.
               (b) Accuracy of Information. ACS represents and warrants to Symetra that all financial statements, reports, and other information furnished by ACS to Symetra as part of the ACS Bid or otherwise in connection with the award of this Agreement fairly and accurately represent the business, properties, financial condition and results of operations of ACS as of the respective dates, or for the respective periods, covered by such financial statements, reports or other information. Since the respective dates or periods covered by such financial statements, reports or other information, there has been no material adverse change in the business, properties, financial condition or results of operations of ACS.
          8.1.5 Litigation and Service of Process. ACS represents and warrants to Symetra that as of the Effective Date there is no pending or anticipated claim, suit or proceeding that involves ACS or any of its Affiliates or Subcontractors that might adversely affect ACS’ ability to perform its obligations under this Agreement including, without limitation, actions pertaining to the proprietary rights described in Section 8.1.6. ACS shall notify Symetra, within fifteen (15) calendar days of ACS’ knowledge of any such actual or anticipated claim, suit or proceeding. Without limiting the further terms of Section 13.4, ACS shall notify Symetra, within forty-eight (48) hours, if process is served on ACS in connection with this Agreement, including any subpoena for ACS’ records, and shall send a written notice of the service together with a copy of the same to Symetra within seventy- two (72) hours of such service.
          8.1.6 Proprietary Rights Infringement. ACS represents and warrants to Symetra that: (a) it owns, or has the right to use, on its own behalf or on Symetra’s behalf, as applicable, any and all services, techniques or products provided or used by ACS to provide the Services; and (b) such services, techniques and products provided or used by ACS to provide the Services do not and shall not knowingly infringe upon any Third Parry’s patent, and do not and shall not infringe upon any Third Party’s trademark, copyright or other intellectual-property rights, nor make use of any misappropriated trade secrets.
          8.1.7 Legal and Corporate Authority. ACS represents and warrants to Symetra that: (a) it is a Nevada corporation and is qualified and registered to transact business in all locations where the performance of its obligations hereunder would require such qualification; (b) it has all necessary rights, powers and authority to enter into and perform this Agreement and to bind its organization with respect to the same, and the execution, delivery, and performance of this Agreement by ACS have been duly authorized by all necessary corporate action; (c) the execution and performance of this Agreement by ACS shall not violate any law, statute or regulation and shall not breach any agreement, covenant, court order, judgment or decree to which ACS is a party or by which it is bound; (d) it has, and promises that it shall maintain in effect, all governmental licenses and permits necessary for it to provide the Services contemplated by this Agreement; (e) it owns or leases and promises that it shall own or lease, free and clear of all liens and encumbrances, other than lessors’ interests, or security interests of ACS’ lenders, all right, title, and interest in and to the tangible property and technology and the like that ACS intends to use or uses to provide the Services, and in and to the related patent, copyright, trademark, and other proprietary rights, or has received appropriate licenses, leases or other rights from Third Parties to permit such use; and (f) this Agreement constitutes a valid, binding, and enforceable obligation of ACS.
          8.1.8 Violations. ACS represents and warrants to Symetra that it: (a) is not, and covenants that it shall not be, in violation of any laws, ordinances, statutes, rules, regulations or orders of governmental or regulatory authorities to which it is subject as an operator of its business or in performing its obligations under the Agreement; and (b) has not failed, and shall not fail, to obtain any licenses, permits, franchises or other governmental authorizations necessary for the ownership of its properties or the conduct of its business, which violation(s) under the foregoing subsection (a) or failure(s) under the foregoing subsection (b), either individually or in the aggregate, might substantially adversely affect ACS’ ability to consummate the transactions contemplated by this Agreement, or to perform its obligations hereunder.
          8.1.9 Information Furnished to Symetra. ACS represents and warrants to Symetra that all written information furnished to Symetra prior to the Effective Date by or on behalf of ACS in connection with this Agreement, including in the ACS Bid, and all the information made a part of this Agreement is true, accurate, and complete, and contains no untrue statement of a material fact or omits any material fact necessary to make such information not misleading.
          8.1.10 Previous Contracts. ACS represents and warrants to Symetra that neither it, nor any of its Affiliates or Subcontractors, is in default or breach of any other contract or agreement related to information systems facilities, equipment or services that it or they may have with Symetra or any of its Affiliates. ACS further represents and warrants that neither it, nor any of its Affiliates or Subcontractors, has been a party to any contract for information system facilities, equipment or services with Symetra or any of its Affiliates that was finally terminated within the previous five (5) years for the reason that ACS or such Person failed to perform or otherwise breached an obligation of such contract.

          8.1.11 Completeness of Due Diligence Activities. ACS acknowledges that it has been provided with sufficient access to Symetra facilities, information and personnel, and has had sufficient time in which to conduct and perform a thorough due diligence of Symetra’s operations and business requirements and those assets currently used to provide the services. In light of the foregoing, ACS will not seek any adjustment in the Fees based on any incorrect assumptions made by ACS in arriving at the Fees.
     8.2 Symetra’s Representations, Warranties and Covenants.
          8.2.1 Legal Authority. Symetra represents and warrants to ACS that it has all necessary rights, powers and authority to enter into and perform this Agreement and that the execution, delivery and performance of this Agreement by Symetra has been duly authorized by all necessary corporate action.
          8.2.2 Warranty Disclaimer. Symetra does not make any representation or warranty, express or implied, with respect to the Services or any component thereof. All hardware, software, networks, and other assets made available or conveyed by Symetra to ACS under this Agreement are made available or conveyed to ACS “AS IS, WHERE IS AND WITH ALL FAULTS,” and there are no representations or warranties of any kind with respect to the condition, capabilities or other attributes of such items.
          8.2.3 Proprietary Rights Infringement. Symetra represents and warrants to ACS that: (a) it owns the Category 6 Software; and (b) the Category 6 Software does not and shall not knowingly infringe upon any Third Party’s patent, and does not and shall not infringe upon any Third Party’s trademark, copyright or other intellectual-property rights, nor make use of any misappropriated trade secrets.
     8.3 General Warranty Disclaimer. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY EXPRESS WARRANTIES TO THE OTHER, AND THERE ARE NO IMPLIED WARRANTIES OR CONDITIONS, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
     8.4 Material Misstatements or Omissions. No representation or warranty by ACS that is contained in this Agreement or that may be contained in any Schedule, Attachment, or other document that may comprise this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements and facts contained herein or therein not materially misleading.
ARTICLE 9
TERM AND TERMINATION
     9.1 Term.
          9.1.1 Initial Term. The period during which ACS shall be obligated to provide the Services hereunder shall commence as provided in Section 2.1.1 and, unless extended as provided in Section 9.1.2 or terminated earlier in accordance with the terms of this Agreement, shall end at 12:01 am, local time, on the date of the fifth (5th) anniversary of the last Handover Date to occur under this Agreement (the “Initial Term”).

          9.1.2 Renewal Terms. Symetra shall have the right to extend the Initial Term for up to two (2) successive renewal periods of twelve (12) months each (each, a “Renewal Term”) by providing written notice to ACS in accordance with the terms of Section 19.6 at least three (3) months before the end of the Initial Term or the then-current Renewal Term, as applicable. At Symetra’s request, the Parties shall meet within sixty (60) calendar days of ACS’ receipt of Symetra’s notice to proceed with a Renewal Term to negotiate modifications to the terms of this Agreement. If: (a) such negotiations are not requested by Symetra; or (b) the negotiations do not result in an agreement on different terms and Symetra elects not to withdraw its renewal notice, the then-existing terms and conditions of this Agreement shall remain unchanged and in full force and effect during each such Renewal Term.
          9.1.3 Symetra-Initiated Annual Renegotiation. At Symetra’s request, Symetra and ACS shall meet at least thirty (30) days prior to each anniversary of the Effective Date of this Agreement to review the status of the performance of the Agreement and, if requested by Symetra, to negotiate modifications to the terms hereof. If such modifications are not requested by Symetra, or if the negotiations with respect to such modifications do not result in an agreement on different terms, the then-existing terms and conditions of this Agreement shall remain unchanged and in full force and effect during the following Contract Year.
     9.2 Early Termination.
          9.2.1 For Convenience. Symetra shall have the right to terminate for its convenience all of the Services in one (1) or more countries, terminate for its convenience one (1) or more Service Towers in one (1) or more countries and/or to end the Term of this Agreement for its convenience, in each case by delivering to ACS a Termination Notice at least ninety (90) calendar days before the Termination Date. If Symetra terminates all or any portion of the Services and/or terminates this Agreement in its entirety as provided in this Section 9.2.1, upon completion of ACS’ Disentanglement obligations with respect to the terminated Services, Symetra shall pay to ACS an amount determined in accordance with Schedule 6 (the “Termination Fee”). Notwithstanding the foregoing, Symetra shall be obligated to pay to ACS only fifty percent (50%) of the otherwise applicable Termination Fee if any one (1) or more of the following events (each, a “Triggering Event”) occurred on or prior to the date of Symetra’s Termination Notice provided that, in the case of a subsection (a) Triggering Event, Symetra gives ACS a Termination Notice within six (6) months following the occurrence of such Triggering Event:
               (a) ACS failed to achieve any Critical Milestone on or before the mutually agreed date for achieving such Critical Milestone; or
               (b) ACS failed to provide the Services in accordance with the SLRs such that any of the circumstances described in Section 9.3(a) had occurred.
          9.2.2 Change in Control of ACS. Without in any way limiting Symetra’s rights under Section 9.2.1, Symetra shall have the right to terminate all of the Services in one (1) or more countries, terminate one (1) or more Service Towers in one (1) or more countries and/or to end the Term of this Agreement, in each case by delivering to ACS a Termination Notice at least ninety (90) calendar days prior to the Termination Date, in the event of a Change in Control of ACS involving an entity (the “Acquiring Entity”): (a) that is a Symetra Competitor; or (b) with respect to which one (1) or more of Symetra’s Third Party vendors fails or refuses to promptly consent to having the

Acquiring Entity act as Symetra’s outsourcing services provider (excluding, if paid by ACS and/or the Acquiring Entity, those Third Party vendors that will provide such consent upon payment of an approval or consent fee), provided that in either of the foregoing cases, Symetra gives ACS written notice of such termination within one (1) year following receipt of written notice from ACS of the occurrence of such Change in Control event. If Symetra terminates all or any portion of the Services in one (1) or more countries, terminates one (1) or more Service Towers in one (1) or more countries and/or ends the Term of this Agreement pursuant to this Section, ACS shall perform its Disentanglement obligations hereunder until they are fulfilled. Any termination pursuant to this Section shall not constitute a termination for convenience and: (c) Symetra shall in no event be required to pay a Termination Fee to ACS with respect to any such termination; and (d) except for those terms that survive any expiration or termination of this Agreement, Symetra shall have no further liability or obligation to ACS under this Agreement.
          9.2.3 Termination for Force Majeure Event.
               (a) Symetra Force Majeure Events. If: (i) a Force Majeure Event occurs with respect to Symetra; (ii) such Force Majeure Event substantially prevents, inhibits and/or frustrates Symetra’s ability to receive the Services from ACS under circumstances when ACS is otherwise able to provide the Services to Symetra; and (iii) such Force Majeure Event continues for seven (7) consecutive calendar days or more, or for ten (10) consecutive or non-consecutive calendar days or more during any thirty (30) calendar day period, then Symetra shall have the right to terminate the Services affected by the Force Majeure Event by delivering to ACS a Termination Notice specifying the Termination Date; provided, however, that ACS shall remain obligated to perform its Disentanglement obligations hereunder until such obligations have been fulfilled. During such period, Symetra shall remain obligated to pay the Annual Services Fees and other fees to ACS in accordance with the terms of this Agreement until such Services are terminated in accordance with this Section. Any termination pursuant to this Section shall not constitute a termination for convenience or for cause, and Symetra shall in no event be required to pay a Termination Fee to ACS with respect to any such termination.
               (b) ACS Force Majeure Events. If a Force Majeure Event substantially prevents, hinders, or delays ACS’ performance of all or any portion of the Services for seven (7) consecutive calendar days or more, or for ten (10) consecutive or non-consecutive calendar days or more during any thirty (30) calendar day period, thereby causing an adverse impact on Symetra’s business operations, then:
                    (i) with Symetra’s reasonable cooperation, ACS at its sole cost and expense immediately shall procure the affected Services from an alternate provider, and thereafter provide such Services to Symetra through the use of the alternate provider until ACS is able to resume performance of the affected Services in accordance with the terms of this Agreement, provided that ACS’ obligations under this subsection (i) shall continue for a period that shall not exceed one-hundred eighty (180) calendar days plus the length of any Disentanglement Period, and during such period Symetra shall remain obligated to pay the Annual Services Fees and other fees to ACS in accordance with the terms of this Agreement; and

                    (ii) once the affected Services have been stabilized with the alternate provider, ACS shall be obligated to provide such Services to Symetra in accordance with the SLRs and other terms of this Agreement; and
                    (iii) notwithstanding the foregoing, if ACS is unable to provide the Services through an alternate provider within seven (7) calendar days following commencement of the Force Majeure Event, or the one-hundred eighty (180) calendar day time period described in subsection (i) above expires without ACS having resumed performance of the affected Services in accordance with the terms of this Agreement, then Symetra shall have the right to terminate all of the Services in one (1) or more countries, terminate one (1) or more Service Towers in one (1) or more countries and/or to end the Term, in each case by delivering to ACS a Termination Notice specifying the Termination Date; provided, however, that ACS shall remain obligated to perform its Disentanglement obligations hereunder until such obligations have been fulfilled.
Any termination pursuant to this Section shall not constitute a termination for convenience nor cause, and Symetra shall in no event be required to pay a Termination Fee to ACS with respect to any such termination.
          9.2.4 HIPAA. ACS acknowledges that the HIPAA terms set forth in Attachment K (and the HIPAA terms set forth in any separate HIPAA agreement as contemplated under Section 14.4.1), as applicable, include the right under the circumstances described therein for Symetra (and/or the applicable Symetra Affiliate) to terminate this Agreement. Having acknowledged the foregoing, ACS agrees that Symetra shall have the right to terminate this Agreement for cause upon the occurrence of such circumstances, all in accordance with the terms set forth in Attachment K and/or the applicable separate HIPAA agreement, as applicable. Symetra shall in no event be required to pay a Termination Fee to ACS with respect to any such termination.
     9.3 Events of Default. The following events shall constitute “Events of Default,” and the occurrence of any one (1) or more of such Events of Default by or with respect to a Party shall constitute a material breach of this Agreement that shall afford the non-breaching Party, as applicable, the rights and remedies set forth in this Article 9:
               (a) In the case of ACS, ACS: (i) fails to achieve any SLR in a manner that constitutes an Event of Default as specified in the applicable Schedule; (ii) fails to achieve any particular SLA that adversely impacts Symetra’s business operations for: (A) four (4) or more hours on two (2) consecutive calendar days or more; or (B) four (4) or more hours on five (5) non-consecutive calendar days or more during any thirty (30) calendar day period; (iii) has incurred Fee Reductions equal to thirty-five percent (35%) or more of the Annual At-Risk Amount within: (A) in the case of the first Contract Year, the period between the Effective Date and the first six (6) months following the last to occur of the Hand-over Dates; and (B) in the case of all other Contract Years, the first six (6) months of any such Contract Year; (iv) has incurred Fee Reductions equal to the Annual At-Risk Amount at any time during any Contract Year; or (v) fails to comply with any SLA, and such failure causes a material adverse effect on Symetra’s business;
               (b) In the case of ACS, ACS fails to achieve any Critical Milestone on or before the mutually agreed date for achieving such Critical Milestone, provided that such failure is not due to: (i) the occurrence of a Force Majeure Event; (ii) a delay by Symetra solely for its own convenience; or (iii) Symetra’s material failure to perform any of its responsibilities under this Agreement that were a pre-condition to ACS’ ability to perform its obligations, provided that such failure previously was identified by ACS in writing;
               (c) In the case of ACS, ACS’ material breach of any warranty that, if curable, is not cured within the time frames, if any, specified in this Agreement for curing any such breach, or if none is specified elsewhere in this Agreement, then within thirty (30) calendar days, in each case following ACS’ receipt of written notice of such breach from Symetra;
               (d) In the case of ACS, ACS’ failure to maintain insurance coverage as specified in Article 16, provided that such failure is not cured within thirty (30) calendar days following ACS’ receipt of written notice of such failure from Symetra;
               (e) In the case of ACS, the institution of bankruptcy, receivership, insolvency, reorganization or other similar proceedings by or against ACS under any section or chapter of the United States Bankruptcy Code, as amended, or under any similar laws or statutes of the United States (or any state thereof), if such proceedings have not been dismissed or discharged within thirty (30) calendar days after they are instituted; the insolvency or making of an assignment for the benefit of creditors or the admittance by ACS of any involuntary debts as they mature; the institution of any reorganization arrangement or other readjustment of debt plan of ACS not involving the United States Bankruptcy Code; or any corporate action taken by the Board of Directors of ACS in furtherance of any of the above actions;
               (f) In the case of ACS, ACS makes an assignment of all or substantially all of its assets for the benefit of creditors, or ACS’ Board of Directors takes any corporate action in furtherance of the above action;
               (g) In the case of Symetra, Symetra fails to timely make any undisputed payment in accordance with the terms of Section 6.3, provided Symetra fails to cure such failure within thirty (30) calendar days after Symetra has received written notice of such failure from ACS;
               (h) In the case of either Party, that Party’s failure to comply with the provisions of Article 13, provided that such failure is not cured, or substantial progress is not made towards a cure, within seven (7) calendar days following that Party’s receipt of written notice of such failure from the other Party; or
               (i) In the case of either Party, that Party’s material breach of any of its other obligations under this Agreement that is not cured within thirty (30) calendar days following its receipt of written notice of such breach from the other Party.
     9.4 Rights and Remedies of ACS Upon Default of Symetra. Upon the occurrence of an Event of Default by or with respect to Symetra, subject to Section 9.6, ACS shall be entitled to the following remedies:
               (a) subject to Symetra’s rights as set forth below in this Section, terminate all of the Services, terminate one (1) or more Service Towers and/or end the Term; and/or

               (b) subject to the terms of Section 11.1, seek to recover damages from Symetra; and/or
               (c) if applicable, obtain the additional rights and remedies set forth in Section 17.4; and/or
               (d) any additional remedies that may be set forth in this Agreement or in any Schedule, Attachment or Addendum.
Upon the occurrence of a Symetra Event of Default with respect to which ACS exercises a termination remedy as described in Section 9.4(a), ACS shall effectuate such termination by delivering to Symetra a Termination Notice specifying the Termination Date, whereupon the terms set forth in Section 10.2 shall apply; provided, however, that ACS shall remain obligated to perform its Disentanglement obligations hereunder until they are fulfilled, subject, upon ACS’ request, and only if such termination is a result of a Section 9.3(g) Symetra Event of Default, to Symetra’s payment of all: (e) invoices for Fixed Charges monthly in advance; (f) undisputed amounts then due and owing; and (g) invoices for Variable Charges including, if applicable, Disentanglement Services, as incurred. Any termination pursuant to this Section shall not constitute a termination for convenience, and Symetra shall in no event be required to pay a Termination Fee to ACS with respect to any such termination.
     9.5 Rights and Remedies of Symetra Upon Default of ACS. Upon the occurrence of an Event of Default by or with respect to ACS, subject to Section 9.6, Symetra shall be entitled to:
               (a) subject to Symetra’s rights as set forth below in this Section, terminate all of the Services, terminate one (1) or more Service Towers and/or end the Term; and/or
               (b) subject to the terms of Section 11.2, seek to recover damages from ACS; and/or
               (c) if applicable, obtain the additional rights and remedies set forth in Section 17.4; and/or
               (d) any additional remedies that may be set forth in this Agreement or in any Schedule, Attachment or Addendum.
Upon the occurrence of an ACS Event of Default with respect to which Symetra exercises a termination remedy as described in Section 9.5(a), Symetra shall effectuate such termination by delivering to ACS a Termination Notice specifying the Termination Date; provided, however, that ACS shall remain obligated to perform its Disentanglement obligations hereunder until they are fulfilled. Any termination pursuant to this Section shall not constitute a termination for convenience, and Symetra shall in no event be required to pay a Termination Fee to ACS with respect to any such termination.
     9.6 Non-Exclusive Remedies. The remedies provided in Sections 9.4 and 9.5 and else where in this Agreement are neither exclusive nor mutually exclusive, and the Parties shall be entitled to any and all such remedies, and any and all other remedies that may be available to the Parties at law or in equity, by statute or otherwise, individually or in any combination thereof.

     9.7 Survival. The provisions of Articles 10, 11, 15, 16, 18 and 19 and Sections 1.1, 1.3, 1.4, 3.3, 3.4, 4.1.3, 6.1, 6.4, 7.1, 9.2-9.7, 12.1.3, 12.5, 13.2-13.6, 14.4 and any other Sections, Schedules, Attachments, Addenda or Appendices to this Agreement that, by their nature, may reasonably be presumed to survive any termination or expiration of this Agreement, shall so survive.
ARTICLE 10
DISENTANGLEMENT
     10.1 General Obligations. Upon any termination or expiration of this Agreement, ACS shall provide the Disentanglement (as defined herein) services as set forth in this Article. ACS shall accomplish a complete transition of any terminated Services from ACS and its Subcontractors to Symetra, its Affiliates and/or to any replacement provider(s) designated by Symetra (collectively, the “Replacement Provider”), without causing any unnecessary interruption of, or causing any unnecessary adverse impact on, the Services, any Other Services and/or services provided by Third Parties (the “Disentanglement”). Without limiting the generality of the foregoing, ACS shall: (a) cooperate with Symetra, its Affiliates and/or the Replacement Provider, including by promptly taking all steps required to assist Symetra in effecting a complete Disentanglement; (b) provide to Symetra, its Affiliates and/or the Replacement Provider all information regarding the Services as needed for Disentanglement including, without limitation, data conversions, interface specifications and related professional services; (c) provide for the prompt and orderly conclusion of all work, as Symetra may direct, including completion or partial completion of Other Services and/or Out-of-Scope Services, documentation of work in process, and other measures to provide an orderly transition to Symetra, its Affiliates and/or the Replacement Provider; and (d) accomplish the other specific obligations de scribed in this Article 10. ACS and Symetra shall discuss in good faith a plan for determining the nature and extent of ACS’ Disentanglement obligations and for the transfer of Services in process; provided, however, that ACS’ obligation under this Agreement to provide all Services necessary for Disentanglement shall not be lessened in any respect. ACS’ obligation to provide the Services shall not cease until a Disentanglement that is satisfactory to Symetra has been completed, including the performance by ACS of all asset transfers, if any, and other obligations of ACS set forth in this Article 10.
     10.2 Disentanglement Period. The process to effectuate the Disentanglement shall begin on any of the following dates: (a) the date designated by Symetra in connection with expiration of the Term, which date shall not be earlier than one hundred eighty (180) calendar days prior to the end of the Term; or (b) the Termination Date specified in any Termination Notice delivered by Symetra to ACS, if Symetra elects to terminate any or all of the Services pursuant to Sections 9.2 or 9.5 (unless ACS in good faith disputes such termination); or (c) the Termination Date specified in any Termination Notice delivered by ACS to Symetra pursuant to Section 9.4 (unless Symetra in good faith disputes such termination), and shall continue: (d) in the case of subsection (a), until expiration of the Term; or (e) in all other cases, for a period of up to twelve (12) months thereafter, at Symetra’s option (with the applicable date under subsection (d) or subsection (e) above on which ACS’ obligation to perform the Services expires being referred to as the “Expiration Date”). If requested by Symetra, ACS shall perform its Disentanglement obligations on an expedited basis if Symetra terminates this Agreement pursuant to Sections 9.2.4 or 9.5.
     10.3 Specific Obligations. Disentanglement shall include, without limitation, the performance of the specific obligations described in this Section and those described in Section 4.3. In connection with Sections 10.3.3 and 10.3.4 below, ACS shall as soon as reasonably possible following its issuance or receipt of a Termination Notice, but in no event longer than ten (10) Business Days thereafter, provide to Symetra a complete and accurate list of all items that will be subject to conveyance or re-conveyance to Symetra as provided in such Sections. ACS agrees that its agreements with all Third Parties relating to this Agreement, including Subcontractors, shall not include any terms that would prohibit or otherwise restrict such Third Parties, including Subcontractors, from entering into agreements with Symetra, its Affiliates and/or the Replacement Provider (whether directly or through an assignment) as provided herein.
          10.3.1 Full Cooperation, Information and Knowledge Transfer. During Disentanglement, the Parties shall cooperate fully with one another to facilitate a smooth transition of the terminated Services from ACS and its Subcontractors to Symetra, its Affiliates and/or the Replacement Provider. ACS shall provide such cooperation both before and after the Expiration Date, and such cooperation shall include, without limitation, provision of full, complete, detailed, and sufficient information (including all information then being utilized by ACS with respect to programs, tools, utilities and other resources used to provide the Services, as well as the information and assistance required pursuant to Section 2.5.6, if applicable) and knowledge transfer with respect to all such information in order to enable Symetra’s, its Affiliates’ and/or the Replacement Provider’s personnel (or that of Third Parties) to fully assume, become self-reliant with respect to, and continue without interruption, the provision of the Services. ACS shall cooperate with Symetra and all of Symetra’s other service providers to provide a smooth transition at the time of Disentanglement, with no unnecessary interruption of Services, no unnecessary adverse impact on the provision of Services or Symetra’s activities and no unnecessary interruption of, or unnecessary adverse impact on, any services provided by Third Parties.
          10.3.2 Third-Party Authorizations. Without limiting the obligations of ACS pursuant to Section 12.2 and subject to the terms of any Third Party contracts, if requested by Symetra as part of the Disentanglement, ACS shall procure at no charge to Symetra any Third Party authorizations necessary to grant Symetra the use and benefit of any Third Party contracts between ACS and Third Party contractors used to provide the Services, pending their assignment to Symetra pursuant to Section 10.3.4.
          10.3.3 Transfer of Assets. If and as requested by Symetra as part of the Disentanglement, ACS shall convey to Symetra, its Affiliates and/or the Replacement Provider from among those assets used by ACS to provide the Services (including ACS Equipment), such assets (other than software assets otherwise covered by the terms of Section 4.3) as Symetra might select from the list provided by ACS pursuant to Section 10.3 at a price for each such asset that is the lesser of: (a) the net book value as reflected on ACS’ books and records; and (b) a fair market value price determined by a mutually agreed Third Party, or the then-remaining lease value; provided, however, that to the extent Symetra has paid all or any portion of the purchase price for any such assets, ACS shall convey such assets to Symetra at a price equal to the original purchase price less the applicable amounts paid by Symetra. At mutually agreed times during Disentanglement, ACS shall remove from Symetra’s premises any ACS assets (including ACS Equipment) that Symetra, its Affiliates and/or the Replacement Provider elect not to purchase. In addition, although Symetra acknowledges that ACS does not control Third-Party equipment vendors (if any), if requested by Symetra, ACS shall assist Symetra, its Affiliates, and/or the Replacement Provider in securing maintenance (including all enhancements and upgrades) and support with respect to any such assets for so long as Symetra requires at competitive rates.
          10.3.4 Assignment of Contracts. If and as requested by Symetra as part of the Disentanglement, ACS shall assign to Symetra, its Affiliates and/or the Replacement Provider from among those leases, maintenance, support and other contracts used by ACS, Symetra or any other Person in connection with the Services, such contracts as Symetra might select from the list provided by ACS pursuant to Section 10.3. ACS’ obligation under this Section 10.3.4 shall include ACS’ performance of all obligations under such leases, maintenance, support and other contracts to be performed by it with respect to periods prior to the date of assignment, and ACS shall reimburse Symetra for any Losses resulting from any claim that ACS did not perform any such obligations.
          10.3.5 Delivery of Documentation and Data. If and as requested by Symetra, ACS shall deliver to Symetra, its Affiliates, and/or the Replacement Provider all documentation and data related to ACS’ provision of the Services, including the Symetra Data, all results of ACS’ processing activities and use of Symetra’s Data, as well as all procedures, standards and operating schedules (including the Standards and Procedures Manual), held by ACS. Notwithstanding the foregoing, ACS may retain one (1) copy of such documentation and data, excluding Symetra Data, for archival purposes or warranty support. ACS shall delete all data storage media used in its processing activities following completion of its Disentanglement obligations. All test and data processing material shall be destroyed or turned over to Symetra without undue delay.
          10.3.6 Hiring of Employees. ACS shall as soon as reasonably possible following its issuance or receipt of a Termination Notice, but in no event later than ten (10) Business Days thereafter, provide to Symetra a complete and accurate list of all Substantially Dedicated Resources who were involved in providing the Services during the six (6) month period preceding ACS’ issuance or receipt of such Termination Notice. ACS shall cooperate with and assist (and shall cause its Subcontractors to cooperate with and assist) Symetra, its Affiliates and/or the Replacement Provider in offering employment, at the sole discretion of Symetra, to any or all of such employees, whether such offers are made at the time of, after or in anticipation of the Expiration Date. ACS shall be solely responsible for and shall pay to any such employees of ACS who are hired by Symetra, its Affiliates, and/or the Replacement Provider, all severance and related payments, if any are payable pursuant to ACS’ standard policies, and shall cause relevant Subcontractors to pay severance and related payments to any such employee of a Subcontractor who is hired by Symetra or its designee, if any are payable pursuant to such Subcontractors’ standard policies. ACS shall release (and shall cause its Subcontractors to release) from any restrictive covenants including, without limitation, non-compete agreements, any of the employees hired by Symetra, its Affiliates and/ by the Replacement Provider. Notwithstanding any agreements that ACS may have with its employees, ACS shall not take or fail to take any actions that would interfere with or prevent Symetra, its Affiliates and/or the Replacement Provider from hiring any or all of such Substantially Dedicated Resources. ACS shall not (and shall ensure that its Subcontractors do not) in any manner communicate disparaging information about Symetra, its Affiliates, and/or the Replacement Provider, or any of their employees, to transitioning employees or existing employees of Symetra, its Affiliates and/or the Replacement Provider.
     10.4 Preparation for Disentanglement.
          10.4.1 Complete Documentation. In addition to and/or as part of the Standards and Procedures Manual, at all times during the Term, ACS shall provide to Symetra complete information, including complete documentation, in accordance with the standards and methodologies to be implemented by ACS, for all software (including applications developed as part of the Services) and hardware, that is sufficient to enable Symetra, its Affiliates, and/or the Replacement Provider, to fully assume the provision of the Services to Symetra.

          10.4.2 Maintenance of Assets. ACS shall maintain all of the hardware, software, systems, networks, technologies, and other assets utilized in providing Services to Symetra (including leased and licensed assets) in good condition and in such locations and configurations as to be readily identifiable and transferable to Symetra or its designees in accordance with the provisions of this Agreement; in addition, ACS shall insure such assets in accordance with the requirements of Article 16.
          10.4.3 Advance Written Consents. At all times during the Term, ACS shall seek to obtain advance written consents from all licensors (in accordance with Section 4.3), lessors and other contract parties to the conveyance or assignment of licenses, leases and other contracts to Symetra, its Affiliates, and/or the Replacement Provider upon Disentanglement. If any such consent cannot be obtained, ACS shall so notify Symetra in writing, and Symetra may: (a) as to the affected contract(s), waive this requirement in writing; or (b) elect to enter into the applicable license, lease or other contract directly with the applicable Third Party. ACS also shall obtain for Symetra the right, upon Disentanglement, to obtain maintenance (including all enhancements and upgrades) and support with respect to the assets that are the subject of such leases, licenses and other contracts at the price at which, and for so long as, such maintenance and support is made commercially available to other customers of such Third Parties.
          10.4.4 All Necessary Cooperation and Actions. ACS shall provide all cooperation, take such additional actions, and perform such additional tasks, as may be necessary to ensure a timely Disentanglement in compliance with the provisions of this Article 10.
          10.4.5 Payment for Disentanglement Services. Symetra shall be required to pay (at the Service Rates, unless other rates are then agreed to by the Parties) for any Disentanglement Services that are both outside the scope of the Services and cannot be accomplished by the Substantially Dedicated Resources without adversely impacting ACS’ ability to comply with the SLRs. Notwithstanding the foregoing: (a) the ACS Key Personnel shall exercise all commercially reasonable efforts to minimize the costs and expenses associated with such Disentanglement services; and/or (b) Symetra may require ACS to re-focus the work efforts of the Substantially Dedicated Resources toward Disentanglement activities and waive any resulting failure of ACS to comply with the SLRs. ACS shall not: (y) in anticipation of sending or receiving a Termination Notice or the expiration of the Term, reduce the number of Substantially Dedicated Resources, nor change the identities of the Substantially Dedicated Resources; or (z) without Symetra’s prior written consent, reduce the number, or change the identities, of the Substantially Dedicated Resources during the Disentanglement Period. For purposes of this Agreement, “Substantially Dedicated Resources” means those employees, agents and/or contractors of ACS and/or its Subcontractors that dedicate fifty percent (50%) or more of their work time to providing Services to Symetra and/or the Affiliates of Symetra, all of whom shall be identified periodically by ACS pursuant to the requirements set forth in Section 3.1.2.
ARTICLE 11
LIMITATIONS ON LIABILITY
Subject to the further terms of this Article 11, a breaching Party shall be liable to the other Party for all damages incurred by such Party as a result of the breaching Party’s failure to perform its obligations under this Agreement.
     11.1 Cap On Liability. EXCEPT AS OTHERWISE PROVIDED IN SECTIONS 11.4 AND 11.5, THE AGGREGATE CUMULATIVE MONETARY LIABILITY OF EITHER

PARTY (INCLUDING THE AFFILIATES OF EACH PARTY) FOR ALL CLAIMS ARISING UNDER OR RELATING TO THIS AGREEMENT AND/OR ANY COUNTRY AGREEMENTS, NOTWITHSTANDING THE FORM IN WHICH ANY ACTION IS BROUGHT, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL BE LIMITED IN THE AGGREGATE TO THE TOTAL FEES PAID AND/OR PAYABLE UNDER THIS AGREEMENT AND/OR ANY COUNTRY AGREEMENTS DURING THE TWELVE (12) MONTH PERIOD PRECEDING THE DATE ON WHICH THE FIRST CLAIM AROSE (IT BEING THE UNDERSTANDING OF THE PARTIES THAT IDENTIFYING THE “FIRST” CLAIM WILL ESTABLISH THE BEGINNING POINT FOR ANY TIME PERIOD DESCRIBED IN THIS SECTION 11.1), EXCEPT THAT IF SUCH EVENT ARISES AT ANY TIME FOLLOWING EXPIRATION OR TERMINATION OF THIS AGREEMENT, THEN SUCH AMOUNT SHALL BE EQUAL TO THE FEES PAID BY SYMETRA UNDER THIS AGREEMENT DURING THE TWELVE (12) MONTH PERIOD IMMEDIATELY PRECEDING SUCH EXPIRATION OR TERMINATION DATE (THE “CAP”).
NOTWITHSTANDING ANYTHING THAT MAY BE CONTAINED HEREIN TO THE CONTRARY, FEE REDUCTIONS PAID OR PAYABLE TO SYMETRA SHALL NOT COUNT TOWARD SATISFACTION OF THE CAP.
     11.2 Recoverable Damages. WITHOUT LIMITING THE GENERALITY OF SECTION 11.1, AND NOTWITHSTANDING ANY CONTRARY TERMS IN SECTION 11.3, ACS AGREES THAT THE FOLLOWING TYPES OF DAMAGES (BY WAY OF EXAMPLE AND NOT OF LIMITATION) SHALL BE INTERPRETED AND CONSTRUED TO CONSTITUTE DIRECT DAMAGES RECOVERABLE BY SYMETRA PURSUANT TO SECTION 11.1, AND ACS SHALL NOT CLAIM OTHERWISE:
     A. COSTS AND EXPENSES INCURRED TO SELECT, PROCURE, MIGRATE TO AND IMPLEMENT SUBSTANTIALLY EQUIVALENT REPLACEMENT SERVICES (FROM AN IN-HOUSE OR REPLACEMENT PROVIDER) INCLUDING, WITHOUT LIMITATION, COSTS AND EXPENSES INCURRED: (i) FOR EMPLOYEES (WAGES AND SALARIES, BOTH STRAIGHT TIME AND OVERTIME, AND RELATED EXPENSES, INCLUDING OVERHEAD ALLOCATIONS), CONTRACTORS, TRAVEL EXPENSES, TELECOMMUNICATIONS CHARGES AND OTHER SIMILAR CHARGES; AND (ii) TO RE-CREATE, RELOAD AND/OR CONVERT ANY OF SYMETRA’S DATA, AND TO CREATE AND TEST INTERFACES;
     B. REGULATORY FINES AND/OR PENALTIES INCLUDING, WITHOUT LIMITATION, THOSE ASSOCIATED WITH DELAYS IN ELECTRONIC TRANSFERS OR FAILURES TO COMPLY WITH REGULATORY DEADLINES; AND
     C. IN THE EVENT OF AN ACS CHANGE IN CONTROL PERMITTING SYMETRA TO TERMINATE THIS AGREEMENT UNDER SECTION 9.2.2(b): (I) IF SYMETRA ELECTS NOT TO EXERCISE ITS RIGHT OF TERMINATION UNDER SUCH SECTION, ALL COSTS AND EXPENSES INCURRED AS A RESULT OF ANY SUCH CHANGE OF CONTROL INCLUDING, IF APPLICABLE UNDER THE CIRCUMSTANCES, THE COSTS AND EXPENSES ASSOCIATED WITH SELECTING, PROCURING, MIGRATING TO AND IMPLEMENTING SUBSTAN-

TIALLY EQUIVALENT REPLACEMENT THIRD PARTY APPLICATION SYSTEMS IF ONE OR MORE OF SYMETRA’S APPLICATION VENDORS WILL NOT CONSENT TO HAVING AN ACQUIRING ENTITY ACT AS SYMETRA’S OUTSOURCING PROVIDER PLUS ANY APPROVAL AND/OR CONSENT FEES NOT PAID UNDER THE TERMS OF SECTION 9.2.2 (THE “CHANGE IN CONTROL EXPENSES”); AND (II) IF SYMETRA ELECTS TO EXERCISE ITS RIGHT OF TERMINATION UNDER SUCH SECTION, ALL CHANGE IN CONTROL EXPENSES LESS ANY COSTS AND EXPENSES AVOIDED BY SYMETRA AS A RESULT OF ITS TERMINATION OF ONE OR MORE CONTRACTS WITH THOSE APPLICATION VENDORS THAT FAIL TO CONSENT TO HAVING AN ACQUIRING ENTITY ACT AS SYMETRA’S OUTSOURCING PROVIDER.
     11.3 Non-Direct Damages. EXCEPT AS OTHERWISE PROVIDED IN SECTIONS 11.4 AND 11.5, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR TO ANY THIRD PARTY CLAIMING BY OR THROUGH THE OTHER PARTY FOR CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES WITH RESPECT TO ANY CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND REGARDLESS OF THE FORM IN WHICH ANY ACTION IS BROUGHT.
     11.4 Symetra Exceptions from the Limitations on Liability. THE LIMITATION ON SYMETRA’S LIABILITY SET FORTH IN SECTIONS 11.1 AND 11.3 SHALL NOT APPLY TO LOSSES ARISING OUT OF OR RELATING TO: (A) SYMETRA’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 15.2 (INDEMNIFICATION BY SYMETRA); (B) SYMETRA’S FAILURE TO COMPLY WITH THE PROVISIONS OF ARTICLE 13 (SECURITY AND CONFIDENTIALITY); (C) THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF SYMETRA OR ANY ENTITY TO WHICH SYMETRA HAS SUBCONTRACTED ITS OBLIGATIONS UNDER THIS AGREEMENT; OR (D) SYMETRA’S FAILURE TO COMPLY WITH THE PROVISIONS OF ARTICLE 12 (PROPRIETARY RIGHTS). FURTHER, THE LIMITATION ON SYMETRA’S LIABILITY SET FORTH IN SECTION 11.1 SHALL NOT APPLY TO LOSSES ARISING OUT OF OR RELATING TO SYMETRA’S OBLIGATION TO MAKE ANY PAYMENTS THEN DUE AND OWING.
     11.5 ACS Exceptions from the Limitations on Liability. THE LIMITATION ON ACS’ LIABILITY SET FORTH IN SECTIONS 11.1 AND 11.3 SHALL NOT APPLY TO LOSSES ARISING OUT OF OR RELATING TO: (A) ACS’ INDEMNIFICATION OBLIGATIONS UNDER SECTION 15.1 (INDEMNIFICATION BY ACS), EXCLUDING ACS’ INDEMNIFICATION OBLIGATIONS UNDER SECTION 15.1.8 (NON-PERFORMANCE); (B) ACS’ FAILURE TO COMPLY WITH THE PROVISIONS OF ARTICLE 13 (SECURITY AND CONFIDENTIALITY); (C) ACS’ REPUDIATION OF, OR UNEXCUSED REFUSAL TO PERFORM, THE SERVICES IN VIOLATION OF SECTION 17.2 (CONTINUED PERFORMANCE; NO TOLLING OF CURE PERIODS); (D) THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF ACS AND/OR ITS SUBCONTRACTORS; (E) ACS’ FAILURE TO COMPLY WITH THE PROVISIONS OF ARTICLE 12 (PROPRIETARY RIGHTS); OR (F) ACS’ INDEMNIFICATION OBLIGATIONS UNDER ATTACHMENT K FOR A VIOLATION OF THE NON-DISCLOSURE AND/OR USE OBLIGATIONS RELATING TO SYMETRA PHI. FURTHER, THE LIMITATION ON ACS’ LIABILITY SET FORTH IN SECTION 11.3 SHALL NOT APPLY TO ACS’ INDEMNIFICATION OBLIGATIONS UNDER ATTACHMENT K FOR A VIOLATION OF ANY OBLIGATIONS

THEREUNDER EXCEPT FOR THOSE DESCRIBED IN THE FOREGOING SUBSECTION (F), BUT ONLY UNTIL SUCH TIME AS THE DOLLAR VALUE OF THE CAP HAS BEEN ACHIEVED.
     11.6 Costs of Cure. To the extent a Party elects to cure any failure by it to comply with its obligations under the Agreement, all costs and expenses associated with such cure shall be borne solely by the curing party and shall in no event count toward satisfaction of the CAP.
     11.7 Attorneys’ Fees. If a Party brings an action, suit or proceeding (including, without limitation, any arbitration proceeding under Section 19.13) against the other Party to this Agreement arising out of or relating to this Agreement, or pertaining to a declaration of rights under this Agreement, the trier of fact may, in the exercise of its discretion, award the Party it finds to be the prevailing party in such action, suit or proceeding that portion or all of its attorneys’ fees, costs and expenses that it deems to be appropriate under the facts and circumstances.
ARTICLE 12
PROPRIETARY RIGHTS
     12.1 Work Product.
          12.1.1 Symetra Sole Owner. Symetra shall be the sole and exclusive owner of all Work Product, and of all copyright, patent, trademark, trade secret and other proprietary rights in and to the Work Product. Ownership of the Work Product shall inure to the benefit of Symetra from the date of conception, creation or fixation of the Work Product in a tangible medium of expression (whichever occurs first). Each copyrightable aspect of the Work Product shall be considered a “work-made-for-hire” within the meaning of the Copyright Act of 1976, as amended. If and to the extent such Work Product, or any part thereof, is not considered a “work-made-for-hire” within the meaning of the Copyright Act of 1976, as amended, ACS hereby expressly assigns to Symetra all exclusive right, title and interest in and to the Work Product, and all copies thereof, and in and to the copyright, patent, trademark, trade secret, and all other proprietary rights therein, whether in the United States or any other country, territory or jurisdiction, that ACS may have or obtain, without further consideration, free from any claim, lien for balance due, or rights of retention thereto on the part of ACS. ACS shall obtain similar written undertakings from all Subcontractors, employees and consultants who will perform any Services, so as to ensure Symetra’s ownership of the Work Product as provided herein, and shall not commence the deployment of any such Subcontractor, employee or consultant until such a written undertaking has been obtained from such Subcontractor, employee or consultant and delivered to ACS. ACS acknowledges that the Parties do not intend ACS to be a joint author of the Work Product within the meaning of the Copyright Act of 1976, as amended, and that ACS shall in no event be deemed the joint author of any Work Product. Symetra shall have unrestricted access to all ACS materials, premises and computer files containing the Work Product. The Parties will cooperate with each other and execute such other documents as may be appropriate to achieve the objectives in this Section.
          12.1.2 ACS License to Use. Symetra hereby grants to ACS a non-transferable, non-exclusive, royalty-free, fully paid-up license to use any Work Product solely as necessary to provide the Services to Symetra and/or its Affiliates. Except as provided in this Section, neither ACS nor any Subcontractor shall have the right to use the Work Product in connection with the provision of services to its other customers without the prior written consent of Symetra, which consent may be withheld or given in Symetra’s sole discretion.

          12.1.3 Intellectual Property. ACS promptly and fully shall disclose in writing and deliver to Symetra all Work Product, which delivery, in the case of computer programs, shall include both source code and object code and all available user manuals and other documentation, including any documentation specifically requested by Symetra. ACS shall execute and deliver any and all patent, copyright or other applications, assignments, and other documents that Symetra requests for protecting the Work Product, whether in the United States or any other country, territory or jurisdiction. Symetra shall have the full and sole power to prosecute such applications and to take all other action concerning the Work Product, and ACS shall cooperate, at Symetra’s expense, in the preparation and prosecution of all such applications and in any legal actions and proceedings concerning the Work Product. ACS shall provide to Symetra’s Office of the General Counsel, on a quarterly basis, a written report with appropriate information to enable Symetra to pursue all intellectual property registrations or other protections for Symetra’s interests in the Work Product.
          12.1.4 ACS Underlying and Derivative Works. Notwithstanding anything to the contrary contained in this Agreement, including in this Section 12.1, ACS shall be the sole and exclusive owner of all ACS Underlying Works and all Derivative Works thereof that do not contain Work Product (“ACS Derivative Works”).
          12.1.5 Third-Party Underlying and Derivative Works. Notwithstanding anything to the contrary contained in this Agreement, including this Section 12.1, the sole and exclusive owner of any Third Party’s Underlying Works and of all Derivative Works thereof that are created, invented, conceived, and fixed in a tangible medium of expression by such Third Party (such Derivative Works, collectively with the Third Party’s Underlying Works, the “Third-Party Works”) shall be the applicable Third Party; provided, however, that ACS shall not implement or utilize any Third-Party Works in the provision of any Services unless the Third-Party Works are commercially available or ACS shall have used commercially reasonable efforts to cause such Third Party to agree to grant to Symetra (at Symetra’s cost and expense) a perpetual, irrevocable, non-exclusive, fully-paid license to use, copy, modify, and sublicense the Third-Party Works in connection with the conduct of Symetra’s business.
     12.2 Rights and Licenses. ACS shall obtain from Third Parties all rights and licenses required to perform the Services.
     12.3 Symetra Data. Symetra shall permit ACS to have access to Symetra Data solely to the extent ACS requires access to such data to provide the Services in accordance with the terms of this Agreement. ACS may only access and process Symetra Data in connection herewith or as directed by Symetra in writing and may not otherwise modify Symetra Data, merge it with other data, commercially exploit it or engage in any other practice or activity that may in any manner adversely affect the integrity, security or confidentiality of such data, other than as specifically permitted herein or as directed by Symetra in writing. ACS understands and agrees that Symetra owns all right, title, and interest in and to the Symetra Data and in and to any modification, compilation or Derivative Works therefrom (collectively, “Data and Modified Data”), and also owns all copyright, trademark, trade secrets, and other proprietary rights in and to the Data and Modified Data.
     12.4 Infringement. Each of the Parties shall perform its responsibilities under this Agreement in a manner that does not infringe, or constitute an infringement or misappropriation of, any patent, trade secret, copyright or other proprietary right of any Third Party, or a violation of the other Party’s software license agreements or intellectual property rights disclosed to or known by such Party.
     12.5 Cooperation. If at any time Symetra brings, or investigates the possibility of bringing, any claim against any Person for infringement of any patent, trademark, copyright or similar proprietary right of Symetra, including misappropriation of trade secrets and misuse of confidential information, then ACS, upon the request and at the expense of Symetra, shall cooperate with and assist Symetra in the investigation or pursuit of such claim, and provide Symetra with any information in the possession of ACS that may be of use to Symetra in the investigation or pursuit of such claim.
ARTICLE 13
SECURITY AND CONFIDENTIALITY
     13.1 Security.
          13.1.1 General. ACS shall provide all Services utilizing security technologies and techniques in accordance with industry best practices and Symetra’s security policies, procedures and requirements, including those relating to the prevention and detection of fraud or other inappropriate use or access of systems and networks. Without limiting the generality of the foregoing, ACS shall implement and/or use network management and maintenance applications and tools and appropriate fraud prevention and detection and encryption technologies. In no event shall ACS’ actions or inaction result in any situation that is less secure than: (a) the security provided to Symetra as of the Effective Date; or (b) the security ACS then provides for its own systems and data, whichever is greater.
          13.1.2 Information Access. Prior to performing any Services, ACS and its employees, agents and Subcontractors who may access Symetra Data and software shall execute the Parties’ agreements and forms concerning access protection and data/software security consistent with the terms and conditions of this Agreement. ACS and its employees, agents and Subcontractors shall comply with all policies and procedures of Symetra and its Affiliates regarding data access, privacy and security, including those prohibiting or restricting remote access to Symetra systems and data. Symetra shall authorize, and ACS shall issue, any necessary information-access mechanisms, including access IDs and passwords, and ACS agrees that the same shall be used only by the personnel to whom they are issued. ACS shall provide to such personnel only such level of access as is minimally necessary to perform the tasks and functions for which such personnel are responsible. ACS shall from time-to-time, upon request from Symetra but in the absence of any request from Symetra at least quarterly, provide Symetra with an updated list of those ACS personnel having access to Symetra’s and/or its Affiliate’s systems, software, and data, and the level of such access. Computer data and software, including Symetra Data, provided by Symetra or accessed (or accessible) by ACS personnel or ACS’ Subcontractor personnel, shall be used by such personnel only in connection with the obligations provided hereunder, and shall not be commercially exploited by ACS or its Subcontractors in any manner whatsoever. Without limiting the terms of Section 9.6, failure of ACS or ACS’ Subcontractors to comply with the provisions of this Article 13 may result in Symetra restricting offending personnel from access to Symetra computer systems or Symetra Data. It shall be ACS’ obligation to maintain and ensure the confidentiality and security of Symetra Data.
          13.1.3 Background Checks. If ACS assigns Persons (whether employees, contractors (including Subcontractors) and/or agents) to perform work at any Symetra Site, ACS shall conduct a background check on all such Persons and review the results of the background check of each

Person to verify that the Person meets ACS’ standards for employment before presenting the results of the background check to Symetra and requesting that Symetra grant access to any such Person to any Symetra Site. No Person shall have access to any Symetra Site prior to delivery of the written background check to Symetra and Symetra’s approval of such Person. Symetra shall be permitted, at its sole option, to refuse access of any Person to any Symetra Site. Such background check shall be in the form generally used by ACS in its initial hiring of employees or contracting for contractors (including Subcontractors and/or agents) or, as applicable, during the employment-screening process but, at a minimum, must have been performed within the preceding twelve (12) month period and detail the individual’s arrest record, credit history and employment history. ACS shall obtain all releases, waivers or permissions required for the release of such information to Symetra. Prior to presenting any Person to Symetra, with verification on an annual basis, ACS’ human resources manager for this Agreement shall certify that the background check required by this Section 13.1.3 has been conducted with respect to all Persons assigned by ACS to perform work at any Symetra Site.
          13.1.4 Other Policies. ACS shall, and shall cause its employees, contractors (including Subcontractors) and agents to, abide by all policies and procedures of Symetra and its Affiliates that may be established from time-to-time, and which are provided to ACS in writing including, without limitation, rules and requirements for the protection of premises, materials, equipment and personnel. Without limiting the terms of Section 9.6, any violations or disregard of these rules shall be cause for denial of access by such personnel to properties of Symetra and/or its Affiliates. The operation of ACS vehicles or private vehicles of ACS personnel on Symetra’s property shall conform to posted regulations and safe driving practices. Vehicular accidents on Symetra’s and/or its Affiliates property and involving ACS personnel shall be reported promptly to the appropriate Symetra security personnel.
     13.2 Confidential Information.
          13.2.1 Non-Disclosure.
               (a) All Confidential Information disclosed by the Disclosing Party to the Receiving Party shall be deemed the sole property of the Disclosing Party and/or its Affiliates and shall be used solely by the Receiving Party and its employees, contractors (including Subcontractors) and agents for purposes of performing the Receiving Party’s obligations and/or exercising the Receiving Party’s rights under this Agreement, and, except as permitted under Sections 13.2.3 and 13.3, shall not be published, transmitted, released or disclosed by the Receiving Party or its employees, contractors (including Subcontractors) or agents to any other Person without the prior written consent of the Disclosing Party, which consent shall not be unreasonably withheld.
               (b) The Receiving Party shall implement and maintain appropriate policies and procedures to safeguard the confidentiality of the Disclosing Party’s Confidential Information in accordance with subsection (a) above. The Receiving Party shall require as a condition of any subcontract that the Subcontractor expressly acknowledges and agrees to be bound by confidentiality requirements that are no less restrictive than the requirements to which the Receiving Party is bound under this Agreement.
          13.2.2 Disclosure Requests. Except to the extent Confidential Information is permitted to be disclosed pursuant to Sections 13.2.3 or 13.3, any and all requests, from whatever source, for copies of, access to, or disclosure of the Disclosing Party’s Confidential Information shall be promptly submitted to the Disclosing Party for disposition.
          13.2.3 Permitted Disclosures. The Disclosing Party shall require each of its contractors (including Subcontractors) and agents providing Services hereunder or otherwise having access, in whatever form or function, to the Disclosing Party’s Confidential Information, to execute, prior to any such activity or access, a confidentiality agreement, the terms of which shall be no less stringent than the confidentiality requirements to which the Receiving Party is bound under this Agreement and under which such contractors (including Subcontractors) and agents agree to protect and maintain as confidential all of the Disclosing Party’s Confidential Information (including, without limitation, following any termination of the Disclosing Party’s relationship with any such contractor (including Subcontractors) and/or agents). The Receiving Party may disclose the Disclosing Party’s Confidential Information only to those of such employees, contractors (including Subcontractors) and agents who have a need to know the Disclosing Party’s Confidential Information in order to perform their duties and/or exercise their rights under this Agreement, as determined by an appropriate official of the Disclosing Party, and only to the extent minimally necessary. Regardless of the form of any agreement executed with Receiving Party’s contractors (including Subcontractors) and agents, ACS shall retain liability for all breaches of this Agreement and for the acts or omissions of its officers, employees (including former employees), contractors (including Subcontractors), agents and the like, including the unauthorized use or disclosure of the Disclosing Party’s Confidential Information, by its officers, employees (including former employees), contractors (including Subcontractors), agents and the like. Notwithstanding any contrary terms that may be contained herein, the Receiving Party shall have the right to disclose the Disclosing Party’s Confidential Information to the Receiving Party’s accountants, attorneys, financial advisors, banks and other financing sources and other similar advisors who have a need to know such Confidential Information, and Symetra shall have the right to disclose ACS’ Confidential Information to a Replacement Provider to the extent strictly necessary.
     13.3 Legally Required Disclosures. The Receiving Party may disclose the Confidential Information of the Disclosing Party to the extent disclosure is based on the good faith written opinion of the Receiving Party’s legal counsel that disclosure is required by law or by order of a court or governmental agency or in order to comply with applicable Securities and Exchange Commission (“SEC”) requirements; provided, however, that the Receiving Party shall give advance notice of such requested disclosure and legal opinion to the Disclosing Party prior to any such disclosure (except in the case of SEC-required disclosures or when a judicial or other binding governmental order or decree or binding written instruction of a governmental regulator may prevent such notice) and shall use all commercially reasonable efforts to obtain a protective order or otherwise protect the confidentiality of the Disclosing Party’s Confidential Information. Notwithstanding the foregoing, the Dis-closing Party reserves the right to obtain a protective order or otherwise protect the confidentiality of such Confidential Information. For purposes of this Section, the Office of General Counsel of each Party may act as that Parry’s legal counsel.
     13.4 Notification and Mitigation. In the event of any impermissible disclosure, loss or destruction of Confidential Information, the Receiving Party shall immediately notify the Disclosing Party and take all reasonable steps to mitigate any potential harm or further disclosure, loss or destruction of such Confidential Information.
     13.5 Return of Confidential Information. Upon the expiration or termination of the Term, and at any other time upon written request by the Disclosing Party, the Receiving Party promptly shall return to the Disclosing Party all Confidential Information (and all copies thereof) of the Disclosing Party then in its possession or control, in whatever form, or, in the case of a written request by the Disclosing Party, the Confidential Information specified in such request as then in the Receiving Party’s possession or control, in whatever form. In addition, unless the Disclosing Party otherwise consents in writing, the Receiving Party also shall deliver to the Disclosing Party or, if requested by the Disclosing Party, shall delete or destroy, any copies, duplicates, summaries, abstracts or other representations of any such Confidential Information or any part thereof, in whatever form, then in the possession or control of the Receiving Party. Notwithstanding the foregoing: (a) ACS may retain one (1) copy of documentation and data, excluding Symetra Data, for archival purposes or warranty support; provided, however, that any subsequent disclosure of such archived data shall comply with this Article 13; and (b) Symetra may retain ACS’ Confidential Information (excluding any Category 5 Software) to the extent required by law or regulation, to the extent otherwise permitted under this Agreement and for legal archival purposes.
     13.6 Injunctive Relief. If the Receiving Party or anyone acting on its behalf or operating under its control, including employees, Subcontractors and other Third Parties, publishes, transmits, releases, discloses or uses any Confidential Information of the Disclosing Party in violation of this Article 13, or if the Disclosing Party anticipates that the Receiving Party may violate or continue to violate any restriction set forth in this Article 13, then the Disclosing Party shall have the right to have the provisions of this Article 13 specifically enforced by any court having equity jurisdiction, without being required to post bond or other security and without having to prove the inadequacy of available remedies at law, it being acknowledged and agreed that any such violation shall cause irreparable injury to the Disclosing Party and that monetary damages shall not provide an adequate remedy.
ARTICLE 14
LEGAL COMPLIANCE
     14.1 Compliance with All Laws and Regulations. ACS shall perform its obligations hereunder in compliance with all laws and regulations throughout the world that are applicable to it as an operator of its business and/or in connection with performance of its obligations hereunder, including, without limitation, all laws and regulations relating to the collection, dissemination, transfer and use of data, specifically including, without limitation, the privacy and security of confidential, personal, sensitive or other protected data. ACS acknowledges and agrees that it may be required to modify the manner in which it provides the Services to Symetra in order to be compliant with policies and procedures developed by Symetra that are designed to assure compliance with HIPAA, the California Statute, GLB and all other applicable laws and regulations. Without limiting the generality of the foregoing, such policies and procedures may require ACS to cause its employees and those of its Subcontractors with access to the Symetra Data to execute confidentiality and non-disclosure agreements. Any such change required under this Section 14.1 shall be effected through the applicable change management process, and Symetra shall be responsible for any additional costs or expense resulting from such change, provided that ACS use all commercially reasonable efforts to mitigate any such additional costs and expenses. No provision of this Agreement, including any InScope Service Request, shall have any force or effect if it would cause a violation of any law or regulation, or would require any consent or approval to prevent any such violation.
     14.2 ACS Permits, Licenses and Assistance. ACS shall obtain and maintain, and shall cause its Subcontractors to obtain and maintain, at no cost to Symetra, all approvals, permissions, permits, licenses, and other forms of documentation required in order to comply with all foreign or domestic statutes, ordinances, and regulations or other laws that may be or become applicable to performance of Services hereunder. Symetra reserves the right to reasonably request and review all such applications, permits, and licenses prior to the commencement of any Services hereunder. If requested, Symetra shall cooperate with ACS, at ACS’ cost and expense, to obtain any such approvals, permits and licenses. Similarly, and without additional charge or fee, ACS shall provide relevant assistance to Symetra in its attempt to fully comply with any domestic or foreign laws concerning data protection, including any obligation to certify or respond to any data protection authority regarding such matters.
     14.3 Hazardous Materials. In providing the Services, ACS shall be responsible for compliance with all Environmental Laws and all other laws, rules, regulations, and requirements regarding Hazardous Materials, health and safety, notices and training. ACS shall not store any Hazardous Materials at any Symetra Site. ACS agrees to take, at its expense, all actions necessary to protect Third Parties including, without limitation, employees and agents of Symetra, from any exposure to Hazardous Materials generated or utilized in its performance under this Agreement. ACS agrees to report to the appropriate governmental agencies all discharges, releases, and spills of Hazardous Materials that are required to be reported by any Environmental Law and to immediately notify Symetra of same. ACS shall not be liable to Symetra for Symetra’s failure to comply with, or violation of, any Environmental Law.
     14.4 HIPAA.
          14.4.1 General. In order to address certain requirements that are now or will become applicable to Symetra and/or one (1) or more of its Affiliates pursuant to regulations issued pursuant to the Health Insurance Portability and Accountability Act of 1996 (as the same may have been and/or may be amended from time-to-time, “HIPAA”), ACS shall comply with the requirements set forth in Attachment K and shall, if and as requested by Symetra, execute with any such Affiliate a separate agreement that contains terms and conditions that are substantially the same as those set forth in Attachment K. Notwithstanding anything contained herein to the contrary, ACS agrees that Attachment K (and any separate agreements that may be entered into by ACS and any Symetra Affiliate) shall be modified appropriately if Symetra determines that such modifications are necessary for Symetra and/or its Affiliates to comply with any and all modifications to HIPAA and/or its implementing regulations.
          14.4.2 Security Requirements. ACS acknowledges that certain Security and Electronic Signature Standards have been issued by the Secretary (as the same may have been and/or may be modified from time-to-time, the “Security Standards”) and that such Security Standards will affect the manner in which ACS provides the Services to Symetra hereunder. Having acknowledged the foregoing, ACS agrees that it will cooperatively work with Symetra and, as part of the Services, take all actions that may be necessary to ensure Symetra’s and/or it Affiliates’ ability to comply with the Security Standards. ACS agrees that this provision shall equally apply with any other security or privacy standards as may be promulgated under domestic or foreign law concerning such matters.
     14.5 California Personal Information Statute. ACS acknowledges that Symetra Confidential Information may include personal information pertaining to California residents. ACS shall ensure that the system and/or the network complies with the requirements of California Civil Code §1798.82 et. seq.; or any similar federal or state statute that may enacted (the “California Statute”), including the encryption of all personally-identifiable Symetra Confidential Information. If ACS believes that personally-identifiable Symetra Confidential Information has been subject to unauthorized access, ACS shall provide written notice to Symetra within twenty-four (24) hours. If Symetra determines that actions must be taken to comply with the California Statute, ACS shall fully cooperate with Symetra to achieve such compliance and all such compliance-related activities by both Symetra and ACS shall be performed at ACS’ cost. Nothing contained herein shall be deemed to release ACS from its indemnification obligations as set forth in Section 15.1.
     14.6 Data Protection. The terms of this Section shall be applicable in European Union countries where this Agreement may be performed, and shall be “localized”, as necessary, to address local requirements and considerations.
               (a) General Compliance. ACS shall during the Term comply with all applicable laws, regulations, regulatory requirements and codes of practice in connection with all processing of personal data by ACS pursuant to its obligations under this Agreement, including, without limitation, by complying with all the provisions of the applicable country’s data protection act and its amendments if any (the “Act”) and any regulations or instruments thereunder, and of Directive 95/46/EC of the European Parliament and of the Council on the Protection of Individuals with Regard to the Processing of Personal Data and on the Free Movement of Such Data and any relevant recommendation issued by Article 29 working group and/or the data protection authority in the applicable country (together with the Act, the “Data Protection Laws”), and shall not do, or cause or permit to be done, anything which may cause or otherwise result in a breach by Symetra of the same. ACS will oblige its employees and Subcontractors (if any) to comply with applicable Data Protection Laws and to undertake in writing only to collect, process or use any personal data received from Symetra for purposes of providing the Services and not to make personal data received from Symetra available to any Third Parties.
               (b) Security. ACS warrants and undertakes that, as part of the Services provided to Symetra, it shall take, implement and maintain all such technical and organizational security procedures and measures necessary or appropriate to preserve the security and confidentiality of personal data processed by it and protect such personal data against unauthorized or unlawful disclosure, access or processing, accidental loss, destruction or damage, including any technical and organizational security procedures and measures as may be required or directed by Symetra from time to time. Having regard to the state of the art and the cost of their implementation, ACS shall ensure that such measures will provide a level of security appropriate to the risks represented by the Services to the processing and in consideration of the nature of the data to be protected. In addition, and without limiting the foregoing, ACS agrees, at Symetra’s request, to provide relevant assistance to Symetra to devise appropriate technical and organization measures. By executing this Agreement, Symetra appoints ACS as a data processor of Symetra Data. As a processor of such data, ACS will process Symetra Data as specified in this Agreement. ACS may perform such processing as it reasonably considers necessary or appropriate to perform the Services. Upon expiration or termination of this Agreement and, if necessary, Symetra will give the data protection authority prompt notice of the termination of the appointment of ACS as Symetra’s data processor.
               (c) Trans-border Data Flows. ACS will not transfer any Symetra Data across a country border unless ACS reasonably considers such transfer necessary for ACS’ performance of the Services and obtains Symetra’s prior written consent.

               (d) ACS as a Data Processor. ACS understands and acknowledges that, to the extent that performance of its obligations hereunder involves or necessitates the processing of personal data, it shall act only on instructions and directions from Symetra. ACS shall comply promptly with all such instructions and directions received by ACS from Symetra from time to time. ACS undertakes to keep the Symetra Data confidential and not to disclose personal data to any Third Party in any circumstances other than at Symetra’s specific written request or in compliance with legal obligation. If ACS subcontracts any of its obligations under this Agreement, it shall ensure contractually that the provisions agreed hereunder also apply towards the subcontractor before any Symetra Data is transmitted to the subcontractor. ACS undertakes to monitor its subcontractors’ compliance with such provisions as often as it deems necessary.
               (e) Transfer Outside of the European Union or Outside of a Country Considered as Providing an Adequate Level of Protection Pursuant to Article 25 of the EU Directive 95/46 of 24 October 1995. As part of the Services provided to Symetra under this Agreement, ACS undertakes to transfer Symetra’s personal data to its Affiliates, which may be located in countries considered as not providing an adequate level of protection only if necessary for the performance of the Services. With respect to trans-border data flows mentioned under Section 14.6(c) above, ACS also undertakes to execute, as part of the Services provided to Symetra, any documents, including any data transfer agreement, that may be required for Symetra to comply with the Data Protection Laws.
               (f) Data Subject Right of Access and Rectification. If Symetra is required to provide information to a data subject regarding that individual’s personal data, ACS will reasonably cooperate with Symetra in providing such information to the full extent necessary to comply with Data Protection Laws, and where a request by a data subject is made directly to ACS, it shall as soon as reasonably practicable notify Symetra upon receipt of a request (whether oral or in writing) from such an individual providing sufficient details and information as are required by Symetra to comply with its obligations under the Data Protection Laws. If further to this request the personal data must be rectified, ACS undertakes to amend the personal data as instructed by Symetra.
ARTICLE 15
INDEMNIFICATION
     15.1 By ACS.
          15.1.1 Intellectual Property. ACS shall indemnify, defend and hold harmless the Symetra Indemnitees from and against, and shall pay all settlements, judgments, awards, fines, penalties, interest, liabilities, losses, costs, damages and expenses, including attorneys’ fees and disbursements and court costs (collectively, “Losses”), sustained or incurred by any of the Symetra Indemnitees, based upon or relating to any claim, suit or proceeding brought by any Third Party against any of them for actual or alleged infringement of any patent, trademark, copyright or other proprietary right, including misappropriation of trade secrets, arising out of or relating to technology (excluding the Category 6 Software) and/or methods or processes used by ACS to provide the Services (an “Infringement Claim”). If Symetra’s right to use any such technology or enjoy continued use of any method or process is enjoined or appears likely to be enjoined, at its sole cost and expense, ACS shall either procure a license to enable Symetra to continue such use or replace or modify the technology, method or process so that it no longer is subject to any such claim, suit or proceeding while maintaining equivalent or better functionality and performance capabilities in a form acceptable to Symetra.
          15.1.2 Personal Injury, Property and Other Damage. ACS shall indemnify, defend, and hold harmless the Symetra Indemnitees from and against, and shall pay any and all Losses sustained or incurred by any of the Symetra Indemnitees, based upon or relating to any claim, suit or proceeding brought by any Third Party, ACS employee or Symetra employee against any of the Symetra Indemnitees for actual or alleged bodily injury or death, damage to tangible personal or real property including computer data, data loss or any other damage, notwithstanding the form in which any such action is brought (e.g., contract, tort or otherwise), to the extent such injuries or damages arise directly or indirectly from acts, errors or omissions that constitute negligence, willful misconduct or violations of law, by ACS and/or its employees, agents and/or Subcontractors.
          15.1.3 Third-Party Contracts. ACS shall indemnify, defend and hold harmless the Symetra Indemnitees from and against, and shall pay any and all Losses sustained or incurred by any of the Symetra Indemnitees, based upon or relating to any claim, suit or proceeding brought by any Third Party against any of the Symetra Indemnitees for: (a) actual or alleged breach by ACS of any agreement with any Third Party; and (b) actual or alleged breach by Symetra of any agreement with any Third Party, to the extent the claim, suit or proceeding arises out of, relates to or is a result of ACS’: (i) failure to fulfill its obligations under this Agreement; and/or (ii) breach of any term or condition of this Agreement.
          15.1.4 ACS Employees. ACS shall indemnify, defend and hold harmless the Symetra Indemnitees from and against, and shall pay any and all Losses sustained or incurred by any of the Symetra Indemnitees, based upon or relating to any claim, suit or proceeding brought by any ACS employee against any of the Symetra Indemnitees based upon any act by ACS, its employees, agents and/or its Subcontractors on or after the Effective Date (or in connection with services provided by ACS prior to the Effective Date) including, without limitation, any claim relating to the non-hire of employees by ACS, claims for wages, benefits, discrimination or harassment of any kind, wrongful termination and/or denial of severance or termination payments upon leaving ACS’ employ. In connection therewith, ACS shall retain for an appropriate length of time in light of applicable statutes of limitation and make available to Symetra upon request any and all employment records relating to any such claim, suit or proceeding.
          15.1.5 Hazardous Material. ACS shall indemnify, defend and hold harmless the Symetra Indemnitees from and against, and shall pay any and all Losses sustained or incurred by any of the Symetra Indemnitees, based upon or relating to any claim, suit or proceeding brought by any Third Party against any of the Symetra Indemnitees as a result of: (a) ACS’ failure to comply with any applicable Environmental Laws; or (b) the presence of any Hazardous Material upon, above or beneath ACS’ facilities or locations.
          15.1.6 Information Disclosure. ACS shall indemnify, defend and hold harmless the Symetra Indemnitees from and against, and shall pay any and all Losses sustained or incurred by any of the Symetra Indemnitees, based upon or relating to any claim, suit or proceeding brought by any Third Party against any of the Symetra Indemnitees as a result of any failure by ACS, its employees, agents and/or Subcontractors to comply with the obligations set forth in this Agreement relating to Symetra Confidential Information or the protection of the security or privacy of data.

          15.1.7 Security Breaches. ACS shall indemnify, defend and hold harmless the Symetra Indemnitees from and against, and shall pay any and all Losses sustained or incurred by any of the Symetra Indemnitees, based upon or relating to any claim, suit or proceeding brought by any Third Party against any of the Symetra Indemnitees as a result of any failure by ACS, its employees, agents and/or Subcontractors to comply with the security obligations set forth in this Agreement relating to protection against fraudulent or other inappropriate or unauthorized use of or access to the systems and/or networks described herein.
          15.1.8 Non-Performance. ACS shall indemnify, defend and hold harmless the Symetra Indemnitees from and against, and shall pay any and all Losses sustained or incurred by any of the Symetra Indemnitees, based upon or relating to any claim, suit or proceeding brought by any Third Party against any of the Symetra Indemnitees as a result of ACS’ breach or default of any term of this Agreement.
          15.1.9 Taxes. ACS shall indemnify, defend and hold harmless the Symetra Indemnitees from and against, and shall pay any and all Losses sustained or incurred by any of the Symetra Indemnitees, based upon or relating to any claim, suit or proceeding brought by any Third Party against any of the Symetra Indemnitees as a result of ACS’ failure to pay applicable taxes including, without limitation, payroll and other employment-related taxes.
          15.2 By Symetra.
          15.2.1 Intellectual Property. Symetra shall indemnify, defend and hold harmless the ACS Indemnitees from and against, and shall pay any and all Losses sustained or incurred by any of the ACS Indemnitees, arising out of any claim, suit or proceeding brought by any Third Party against any of them for actual or alleged infringement of any patent, trademark, copyright or similar proprietary right, including misappropriation of trade secrets, arising out of or relating to the Category 6 Software. If ACS’ right to use such software is enjoined, Symetra may, in its reasonable discretion and at Symetra’s sole expense, either procure a license to enable ACS to continue use of such software or develop or obtain a non-infringing replacement. Symetra shall have no obligation with respect to any claim or action to the extent it is based solely upon: (a) modification of the software by ACS or any of its Affiliates or Subcontractors; or (b) ACS’ combination, operation or use of such software with other apparatus, data or programs; provided, however, that this sentence and therefore this exception shall not be applicable to any such combination, modification, operation or use required or specified in writing by Symetra.
          15.2.2 Managed and Assigned Contracts. Symetra shall indemnify, defend, and hold harmless the ACS Indemnitees from and against, and shall pay any and all Losses sustained or incurred by the ACS Indemnitees, based upon or relating to any claim, suit or proceeding brought by any Third Party against any of the ACS Indemnitees as a result of an actual or alleged breach by Symetra of: (a) any Managed Contract (to the extent not caused by ACS); or (b) any Assigned Contract (to the extent not caused by ACS) occurring prior to the date the Assigned Contract was assigned to ACS.
          15.2.3 Hazardous Materials. Symetra shall indemnify, defend, and hold harmless the ACS Indemnitees from and against, and shall pay any and all Losses sustained or incurred by the ACS Indemnitees upon or relating to any claim, suit or proceeding brought by any Third Party against any of the ACS Indemnitees as a result of: (a) Symetra’s failure to comply in all material respects with any applicable Environmental Laws; or (b) the presence of any Hazardous Material upon, above or beneath Symetra’s facilities or locations, provided such Hazardous Material was not introduced to such facilities or locations by ACS or any of its Subcontractors or released into the environment by ACS or any of its Subcontractors.
     15.3 Indemnification Procedures.
          15.3.1 General. If any legal action governed by this Article 15 is commenced against an Indemnified Party, such Indemnified Party shall give written notice thereof to the Indemnifying Party promptly after such legal action is commenced; provided, however, that failure to give prompt notice shall not reduce the Indemnifying Party’s obligations under this Article 15, except to the extent the Indemnifying Party is prejudiced thereby. After such notice, if the Indemnifying Party acknowledges in writing to the Indemnified Party that the right of indemnification under this Agreement applies with respect to such claim, then the Indemnifying Party shall be entitled, if it so elects in a written notice delivered to the Indemnified Party not fewer than ten (10) Business Days prior to the date on which a response to such claim is due, to take control of the defense and investigation of such claim and to employ and engage attorneys of its choice, that are reasonably satisfactory to the Indemnified Party, to handle and defend same, at the Indemnifying Party’s expense. The Indemnified Party shall cooperate in all reasonable respects with the Indemnifying Party and its attorneys, at the Indemnifying Party’s expense, in the investigation, trial, and defense of such claim and any appeal arising therefrom; provided, however, that the Indemnified Party may participate, at its own expense, through its attorneys or otherwise, in such investigation, trial, and defense of such claim and any appeal arising therefrom. If a court of competent jurisdiction later determines, without right of further appeal, that a claim, suit or proceeding for which the Indemnifying Party assumed defense was not eligible for indemnification under this Article 15, within thirty (30) calendar days following such determination, the Indemnified Party shall reimburse the Indemnifying Party in full for all judgments, settlements, costs and expenses (including attorneys’ fees) incurred in connection with such claim, suit or proceeding.
          15.3.2 Settlement of Claims. No settlement of a claim that involves a remedy other than the payment of money by the Indemnifying Party along with standard settlement terms, specifically including a dismissal of all claims with prejudice as well as a non-admission of liability or other wrongdoing, shall be entered into by the Indemnifying Party without the prior written consent of the Indemnified Party, which consent may be withheld in the Indemnified Party’s sole discretion. In no event shall an adverse judgment be entered against the Indemnified Party as part of a settlement without its express written consent.
          15.3.3 Defense Declined. If the Indemnifying Party declines to assume defense of a claim as provided in this Section: (a) the Indemnified Party may assume such defense and, if such defense is assumed, unless the Parties otherwise agree in writing, the Indemnifying Party thereafter shall be barred from assuming such defense at a later time; and (b) if it is later determined by a court of competent jurisdiction, without right of further appeal, that such claim was eligible for indemnification by the Indemnifying Party under this Article 15, within thirty (30) calendar days following such determination, the Indemnifying Party shall reimburse the Indemnified Party in full for all settlements, judgments, costs and expenses (including attorneys’ fees) incurred by the Indemnified Party in connection with such claim.
          15.3.4 Defense Accepted. Notwithstanding anything contained herein to the contrary, if the Indemnifying Party accepts defense of a claim as provided in this Section, the Indemnified Party shall have the right to engage independent counsel to monitor and participate in the defense of the matter as such counsel or the Indemnified Party deems fit to protect its interests. The Indemnifying Party and its counsel must reasonably cooperate with the Indemnified Party’s counsel to enable such counsel to adequately represent the interests of the Indemnified Party.
ARTICLE 16
INSURANCE
     16.1 Required Insurance Coverages. During the Term and for such other periods as may be required herein, at its sole expense, ACS shall provide and maintain insurance consistent with acceptable and prudent business practices including, at a minimum, the types of insurance and the amounts described in Attachment N. The fact that ACS has obtained the insurance required in this Article 16 shall in no manner lessen nor otherwise affect ACS’ other obligations or liabilities set forth in this Agreement including, without limitation, its obligations under Article 15. If ACS retains any Subcontractors, ACS shall require all such Subcontractors to carry the same coverages at the same limits set forth herein.
     16.2 General Provisions.
          16.2.1 Evidence of Insurance. On or before the Effective Date and thereafter at Symetra’s request, ACS shall deliver to Symetra certificates of insurance evidencing the insurance required hereunder, together with appropriate separate endorsements. In addition, upon reasonable notice, ACS grants Symetra the right to examine its underlying policies solely for the purpose of confirming ACS’ compliance with the terms of this Article 16.
          16.2.2 Claims-Made Coverage. If any coverage is written on a “claims-made” basis, the certificate of insurance shall clearly so state. In addition to the coverage requirements specified above, ACS will make all commercially reasonable efforts with respect to any such policies to provide that:
               (a) the policy’s retroactive date shall coincide with or precede ACS’ commencement of performance of Services (including subsequent policies purchased as renewals or replacements);
               (b) similar insurance is maintained during the required extended period of coverage following expiration of the Agreement for a minimum of two (2) years;
               (c) if insurance is terminated for any reason, ACS shall purchase a replacement claims-made policy with the same or an earlier retroactive date or shall purchase an extended reporting provision to report claims arising in connection with this Agreement for a minimum of two (2) years following termination or completion of the Services; and
               (d) all claims-made policies shall allow the reporting of circumstances or incidents that might give rise to future claims.
          16.2.3 Notice of Cancellation or Change of Coverage. All certificates of insurance provided by ACS must evidence that the insurance ACS will give Symetra forty-five (45) calendar days’ written notice in advance of any cancellation, lapse, reduction or other adverse change in respect of such insurance.

          16.2.4 Qualifying Insurers. All policies of insurance required hereby shall be issued by companies that have been approved to do business in the State of Washington, unless prior written approval is obtained from Symetra’s risk manager. All providers of insurance shall have an AM Best rating of A- and Financial Size Category VI or better.
          16.2.5 Waiver of Subrogation. All policies of insurance required hereby shall include a waiver of subrogation in favor of Symetra and its Affiliates, a copy of which shall be provided to Symetra upon request. ACS does hereby exercise its waiver of subrogation in favor of Symetra and its Affiliates for any insurance proceeds payable under any policies of insurance required hereby.
ARTICLE 17
PROBLEM RESOLUTION
     17.1 Problem Resolution Process.
          17.1.1 Administrative-Level Performance Review. If a Problem arises between the Parties, the Symetra Project Executive and the ACS Project Executive shall meet and attempt to resolve the Problem. Written minutes of such meetings shall be kept. If the Parties are unable to resolve the Problem within ten (10) calendar days after the initial request for a meeting, then the Parties shall seek to resolve the Problem through the IT Outsourcing Committee Performance Review as provided in Section 17.1.2.
          17.1.2 IT Outsourcing Committee Performance Review. Upon receipt of a written Problem referral from the Parties’ representatives as provided in Section 17.1.1, the IT Outsourcing Committee shall meet within five (5) Business Days thereafter in an effort to resolve the Problem. If the IT Outsourcing Committee is unable to resolve the Problem within ten (10) calendar days after the Problem was referred to it or fifteen (15) calendar days have passed since the Problem resolution process was begun, then the IT Outsourcing Committee shall forward the written Problem referral to the Parties’ executives as provided in Section 17.1.3 along with a statement of any actions taken or recommendation made by the respective members of the IT Outsourcing Committee.
          17.1.3 Executive-Level Performance Review. For Problems that are not resolved as described in Section 17.1.2, negotiations shall be conducted by the Chief Information Officer or higher-level officer of Symetra and the Western Region Vice President or higher-level officer of ACS. If such representatives are unable to resolve the Problem within five (5) Business Days after the Parties have commenced negotiations, or fifteen (15) calendar days have passed since the initial request for negotiations at this level, then the Parties shall be entitled to discontinue negotiations, to seek to resolve the Problem through mediation as hereinafter provided or, if the Parties do not agree to submit the Problem to mediation, to seek any and all rights and remedies that may be available to them as provided in this Agreement.
          17.1.4 Voluntary, Non-Binding Mediation. If executive-level performance review is not successful in resolving the Problem, the Parties may, but shall not be obligated to, mutually agree in writing to submit the Problem to non-binding mediation. Mediation must occur within five (5) Business Days after the Parties agree to submit the Problem to mediation. The Parties mutually shall select an independent mediator experienced in IT systems, and each shall designate a representative(s) to meet with the mediator in good faith in an effort to resolve the Problem. The specific format for the mediation shall be left to the discretion of the mediator and the designated Party representatives and may include the preparation of agreed-upon statements of fact or written statements of position furnished to the other Party.
     17.2 Continued Performance; No Tolling of Cure Periods. The Parties agree to continue performing their obligations under this Agreement while the Problem is being resolved as provided in this Article 17, unless and until the Problem is resolved or until this Agreement is terminated. The time frame for a Party to cure any breach of the terms of this Agreement shall not be tolled by the pendency of any Problem resolution procedures.
     17.3 De Minimis Problems. Notwithstanding anything to the contrary in this Article 17 or elsewhere in this Agreement, if: (a) Symetra requests services, products and/or resources from ACS and the Parties disagree as to whether any such request is within the scope of the Services; and (b) the financial impact on ACS of satisfying such request is less than [***], then the disagreement shall not be deemed a Problem, but absent mutual agreement of the Parties through the IT Outsourcing Committee, shall be deemed resolved in Symetra’s favor. The maximum financial impact on ACS pursuant to this Section shall not exceed [***] in the aggregate during any Contract Year.
     17.4 Equitable Relief. Notwithstanding anything contained in this Agreement to the contrary, the Parties shall be entitled to seek injunctive or other equitable relief whenever the facts or circumstances would permit a Party to seek equitable relief in a court of competent jurisdiction.
ARTICLE 18
USE OF SUBCONTRACTORS
     18.1 Approval; Key Subcontractors. Except as hereinafter provided in this Section, ACS shall not perform or provide the Services through Subcontractors, including providers of hardware and software, without the prior written consent of the Symetra Project Executive as to the selection of the Subcontractor, which consent may be withheld by Symetra in its sole discretion. Any such consent, or ACS’ subcontracting to the wholly owned subsidiaries of Affiliated Computer Services, Inc. (which shall not require Symetra’s prior consent) shall be contingent on ACS’ compliance with the terms of Section 7.4.4 (when applicable) and Section 13.2.3 before the Subcontractor (including any wholly owned subsidiary) begins providing any Services to ACS or Symetra. Symetra consents to the Subcontractors identified in Attachment O, provided that ACS complies with the terms of Section 7.4.4 (when applicable) and Section 13.2.3 before the Subcontractor begins providing any Services to ACS or Symetra. ACS shall ensure that each Subcontractor has obtained and maintains all licenses required in connection with the Services for which such Subcontractor is responsible. ACS agrees that it shall continue throughout the Term to retain the Subcontractors identified as “Key Sub contractors” in Attachment O and that such Persons shall continue to provide the Services initially provided, unless ACS has obtained Symetra’s prior written consent to any changes, which consent may be withheld in Symetra’s sole discretion.
     18.2 Subcontractor Agreements. ACS will provide to Symetra copies of all agreements between ACS and its Subcontractors related to the performance of this Agreement within thirty (30) calendar days after such contracts are executed by ACS and its Subcontractors. Such subcontracts will contain materially the same terms and conditions as this Agreement, to the extent such terms and conditions are relevant to the Services to be provided by the Subcontractor (including, without limitation, a restriction on the subcontractor’s right to further subcontract its obligations without Symetra’s prior written consent), and shall identify Symetra as a direct and intended third-party beneficiary
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

thereof. ACS represents and warrants that the copies of Subcontractor agreements required to be provided to Symetra hereunder will be true and complete copies thereof.
     18.3 Liability and Replacement. In no event shall ACS be relieved of its obligations under this Agreement as a result of its use of any Subcontractors. ACS shall supervise the activities and performance of each Subcontractor and shall be jointly and severally liable with each such Subcontractor for any act or failure to act by such Subcontractor. If Symetra determines that the performance or conduct of any Subcontractor is unsatisfactory, Symetra may notify ACS of its determination in writing, indicating the reasons therefor, in which event ACS promptly shall take all necessary actions to remedy the performance or conduct of such Subcontractor or, subject to the terms of Section 18.1, replace such Subcontractor by another Third Party or by ACS personnel.
     18.4 Direct Agreements. Upon expiration or termination of the Term for any reason, Symetra shall have the right to enter into direct agreements with any Subcontractors. ACS represents, warrants, and covenants to Symetra that its arrangements with such Subcontractors shall not prohibit or restrict such Subcontractors from entering into direct agreements with Symetra.
ARTICLE 19
MISCELLANEOUS
     19.1 Defined Terms. Capitalized terms used in this Agreement (including in any Schedules, Attachments, Addenda and other documents attached to this Agreement), shall have the meanings ascribed to them in Attachment P. Other capitalized terms used in this Agreement are defined in the context in which they are used and shall have the meanings ascribed to them therein. The terms defined in Attachment P include the plural as well as the singular.
     19.2 Third-Party Beneficiaries. The applicable agreements are agreements between the applicable Parties and, except for the Symetra Indemnitees and the ACS Indemnitees, confer no rights upon any of such Parties’ employees, agents, or contractors, or upon any other Person.
     19.3 Use of Symetra Name. Except as necessary to deliver the Services in accordance with this Agreement, ACS shall have no right to use, and shall not use, the name of Symetra and/or any of its officials or employees, or logos or trademarks in any manner without the prior written consent of Symetra, which consent may be withheld in Symetra’s sole discretion.
     19.4 Captions; References; Terminology. Captions and titles to Schedules, Exhibits, Appendices, Attachments and/or Addenda are used herein for convenience of reference only and shall not be used in the construction or interpretation of this Agreement. Any reference herein to a particular Section number (e.g., “Section 2”), shall be deemed a reference to all Sections of this Agreement that bear sub-numbers to the number of the referenced Section (e.g., Sections 2.1, 2.1.1, etc.). As used herein, the word “including” shall mean “including, without limitation.”
     19.5 Assignment. Except for: (a) subcontracting permitted under the terms of Article 18; (b) any initial public offering by Symetra; and (c) Symetra’s assignment, transfer or delegation to a Symetra Affiliate, neither Party shall assign, transfer or delegate its duties under this Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other Party, which shall not be unreasonably withheld. Any assignment in contravention of this Section (e.g., without the consent of the other Party, where such consent is required) shall be voidable by the non-assigning Party. Without limiting the generality of the foregoing, the phrase “by operation of law” shall include a Change in Control. Subject to all other provisions herein contained, this Agreement shall be binding on the Parties and their successors and permitted assigns. Notwithstanding the foregoing, the assigning party shall remain liable for the performance of the assigned or delegated obligations hereunder.
     19.6 Notices. Any written notice, request, consent, approval or other communication required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been given: (a) upon delivery if delivered personally; (b) upon transmission if sent viafacsimile (with the original sent by recognized overnight courier); or (c) one (1) business day after deposit with a national overnight courier, in each case addressed to the following addresses/telecopier numbers, or to such other addresses/telecopier numbers as may be specified by a Party upon written notice to the other in accordance with the terms of this Section:
     If to Symetra:
Symetra Life Insurance Company
5069 154th Place NE
Redmond, WA 98052-9669
Attention: Chief Information Officer
Telecopier No.: (425) 376-6080
     with a copy to:
Symetra Life Insurance Company
5069 154th Place NE
Redmond, WA 98052-9669
Attention: Legal Counsel
Telecopier No.: (425) 376-6080
     If to ACS:
ACS Commercial Solutions, Inc.
3935 NW Aloclek Place
Suite A-100
Hillsboro, OR 97124
Attention: Symetra SBU Manager
Telecopier No.: (503) 466-6774
     with a copy to:
ACS Commercial Solutions, Inc.
2828 N. Haskell Avenue, Bldg 1, 9th Floor
Dallas, Texas 75204
Attention: Group Counsel for Commercial Solutions
Telecopier No.: (214) 584-5525
     19.7 Amendments; Waivers. This Agreement may be modified only pursuant to a writing executed by Symetra and ACS. ACS expressly agrees that all amendments to this Agreement executed by the Parties after the Effective Date must be signed by a Vice President or higher-level officer of Symetra in order to be effective. The Parties expressly disclaim the right to claim the enforce-ability or effectiveness of: (a) any amendments to this Agreement that are not executed by a Vice President or higher-level officer of Symetra; (b) any oral modifications to this Agreement; and (c) any other amendments, based on course of dealing, waiver, reliance, estoppel or other similar legal theory. The Parties expressly disclaim the right to enforce any rule of Washington law that is contrary to the terms of this Section.
     19.8 Relationship Between the Parties. Neither Party (nor any employee, subcontractor or agent thereof) shall be deemed or otherwise considered a representative, agent, employee, partner or joint venturer of the other. Further, neither Party (nor any employee, subcontractor or agent thereof) shall have the authority to enter into any agreement, nor to assume any liability, on behalf of the other Party, nor to bind or commit the other Party in any manner, except as expressly provided in this Agreement.
     19.9 Access to Personnel and Information. If reasonably required by ACS for the performance of the Services, Symetra shall provide ACS with reasonable access to Symetra’s administrative, technical and other similar personnel and network management records and information.
     19.10 Severability. If any provision of this Agreement is determined to be invalid or unenforceable, that provision shall be deemed stricken and the remainder of this Agreement shall continue in full force and effect insofar as it remains a workable instrument to accomplish the original intent and purposes of the Parties, and, if possible, the Parties shall replace the severed provision with a provision that reflects the intention of the Parties with respect to the severed provision but that will be valid and enforceable.
     19.11 Counterparts; Faxed Signatures. This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original and both of which together shall constitute but one and the same instrument. Counterparts may be executed in either original or faxed form, and the Parties hereby adopt as original any signatures received via facsimile.
     19.12 Governing Law and Venue. This Agreement shall in all respects be interpreted under, and governed by, the internal laws of the State of Washington, U.S.A., including, without limitation, as to validity, interpretation and effect, without giving effect to its conflicts of laws principles. Except as provided in Section 17.1.4, Section 19.13 and hereafter in this Section, ANY LEGAL ACTION, SUIT OR PROCEEDING BROUGHT BY A PARTY IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE BROUGHT SOLELY AND EXCLUSIVELY IN THE STATE OR FEDERAL COURTS LOCATED IN KING COUNTY, STATE OF WASHINGTON, U.S.A., AND EACH PARTY IRREVOCABLY ACCEPTS AND SUBMITS TO THE SOLE AND EXCLUSIVE PERSONAL JURISDICTION OF SUCH COURTS IN PERSONAM, GENERALLY AND UNCONDITIONALLY WITH RESPECT TO ANY ACTION, SUIT OR PROCEEDING BROUGHT BY OR AGAINST IT BY THE OTHER PARTY. EXCEPT AS PROVIDED IN SECTION 17.1.4, SECTION 19.13 AND HEREAFTER IN THIS SECTION, NEITHER PARTY SHALL BRING ANY LEGAL ACTION, SUIT OR PROCEEDING IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY OTHER COURT OR IN ANY OTHER JURISDICTION AND SHALL NOT ASSERT ANY CLAIM, WHETHER AS AN ORIGINAL ACTION OR AS A COUNTERCLAIM OR OTHERWISE, AGAINST THE OTHER IN ANY OTHER COURT OR JURISDICTION. Each Party irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any objection that it may now or hereafter have to the venue of any of the aforesaid actions, suits or proceedings in the courts referred to above, and further waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court. As the only exceptions to any of the above, if a Party is entitled to seek injunctive or other equitable relief which is not available in the venue specified in this Section, this Section shall not be deemed to be a bar to the Party seeking such relief if such relief is wholly non-monetary injunctive or other equitable relief.
     19.13 Arbitration. At Symetra’s sole and absolute discretion and election, a dispute that arises from or relates to this Agreement may be submitted for resolution to binding arbitration, and if Symetra makes such an election, such dispute shall be decided exclusively by binding arbitration in King County in the State of Washington, U.S.A., under the Commercial Arbitration Rules of the American Arbitration Association (the “Rules”), before a sole arbitrator, who shall be a retired or former judge or attorney with at least twenty (20) years of experience and mutually acceptable to the parties. Each party will bear one half of the arbitrator’s fees and other administrative fees of the arbitration; provided, however, that the arbitrator may award recovery of such fees to the party whom the arbitrator reasonably believes is the prevailing party, if the arbitrator reasonably believes that an award of such fees is appropriate. The parties agree that the arbitrator’s award shall be final, and may be filed with and enforced as a final judgment by any court of competent jurisdiction. The arbitrator shall have no power to: (a) award damages (including any attorney’s fees) in excess of the amount or other than the types allowed by Article 11; or (b) alter any of the provisions of this Agreement. The parties consent and agree to the jurisdiction of the tribunals mentioned in this paragraph, and waive any and all objections to such forums, including but not limited to objections based on improper venue or inconvenient forum.
     19.14 Expenses. Each Party shall bear all expenses paid or incurred by it in connection with the planning, negotiation and consummation of this Agreement.
     19.15 Import/Export. The computer hardware, software and technical data which are the subject of this Agreement are acknowledged to be subject to any then-applicable United States laws, regulations, orders or other restrictions regarding export of computer hardware, software, technical data or Derivative Works thereof. Neither Party shall, in violation of any applicable laws, regulations, orders or other restrictions, directly or indirectly export (or re-export) any computer hardware, software, technical data or Derivative Works thereof, or permit the shipment of same: (a) into (or to a national or resident of) Cuba, North Korea, Iran, Iraq, Libya, Syria or any other country to which the United States has embargoed goods; or (b) to anyone on the United States Treasury Department’s List of Specially Designated Nationals, List of Specially Designated Terrorists and List of Specially Designated Narcotics Traffickers or the United States Commerce Department’s Denied Parties List; or (c) to any country or destination for which the United States government or a United States governmental agency requires export license or other approvals for export without first having obtained such license or other approval. This obligation shall survive the expiration or early termination of this Agreement.
     19.16 Waiver of UCITA. THE PARTIES AGREE THAT THE UNIFORM COMPUTER INFORMATION TRANSACTIONS ACT OR ANY VERSION THEREOF, ADOPTED BY ANY STATE IN ANY FORM (“UCITA”), SHALL NOT APPLY TO THIS AGREEMENT AND, TO THE EXTENT THAT UCITA IS APPLICABLE, THE PARTIES

AGREE TO OPT-OUT OF THE APPLICABILITY OF UCITA PURSUANT TO THE OPT-OUT PROVISION(S) CONTAINED THEREIN.
     19.17 Benefits of Agreement. All rights and benefits granted hereunder to Symetra may be exercised and enjoyed by any Symetra Affiliate, provided that Symetra shall be and remain responsible for the compliance of the terms and conditions of this Agreement with respect to such Symetra Affiliate and will be such Symetra Affiliate’s agent for all purposes of this Agreement and any claims or actions arising from such Symetra Affiliate shall be pursued solely by Symetra. Further, for purposes of calculating discounts (if any) available under this Agreement that are based on volume, quantity or other measurement factor, the total volume of all Symetra Affiliates shall be counted to determine whether the applicable volume, quantity or other measurement factor has been achieved.
     19.18 Entire Agreement. This Agreement and all Schedules, Attachments, Exhibits and Addenda hereto are incorporated herein by this reference and are an integral part of the Agreement and shall be read and interpreted together with the Agreement as a single document. This Agreement, consisting of all of the pages of this instrument, together with all Schedules, Attachments, Exhibits and Addenda hereto sets forth the entire, final and exclusive agreement between the Parties and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, between the Parties related to the subject matter herein.
     IN WITNESS WHEREOF, the Parties have executed this Information Technology Services Agreement as of the Effective Date.

SYMETRA LIFE INSURANCE COMPANY	ACS COMMERCIAL SOLUTIONS, INC.

By:	By:

Title:	Title:

Date:	Date:

AFFILIATED COMPUTER SERVICES, INC. GUARANTY
For value received, Affiliated Computer Services, Inc. (“Parent”), a Delaware corporation with a place of business at 2828 N. Haskell, Dallas, Texas 75204, absolutely and unconditionally guarantees the obligations and performance of its wholly-owned subsidiary, ACS Commercial Solutions, Inc. (“ACS”), under that certain Information Technology Services Agreement by and between ACS and Symetra Life Insurance Company (“Symetra”) dated October 28, 2004 (inclusive of all Exhibits, Schedules, Attachments, Addenda, Appendices and any country agreements executed thereunder (whether in effect on the effective date of such agreement or in effect in the future), as the same may hereafter be amended, modified, renewed or extended from time to time (the “Guaranteed Obligations”). If ACS fails to perform the Guaranteed Obligations, Parent shall perform such obligations. This Guaranty shall continue in force until all Guaranteed Obligations have been performed and/or satisfied. Parent shall not be discharged from liability under this Guaranty so long as any claim by Symetra, or any of its Affiliates (as defined in the above-described ACS/Symetra agreement), against ACS remains outstanding. This Guaranty shall be binding on Parent and on its successors and assigns.
Notwithstanding anything in this Guaranty to the contrary, the obligations of Parent under this Guaranty shall be subject to the rights, privileges and defenses otherwise available to ACS under the above-described ACS/Symetra agreement with respect to the Guaranteed Obligations. Nothing in this Guaranty shall be deemed to expand or otherwise extend the Guaranteed Obligations or limit any defenses available to ACS (or to Parent by virtue of this Guaranty) under the Agreement. This Guaranty shall be expressly subject to the conditions that: (a) Symetra may resort to Parent for performance of the Guaranteed Obligations only if in Symetra’s reasonable judgment efforts to obtain performance of the Guaranteed Obligations against ACS are not likely to result in the full and timely performance of such Guaranteed Obligations; and (b) Parent may satisfy its performance obligations under this Guaranty either directly or indirectly by causing one of its Affiliates to perform such obligations.
IN WITNESS WHEREOF, Affiliated Computer Services, Inc. has, by a duly authorized officer, executed this Guaranty as of the 28th day of October 2004.

AFFILIATED COMPUTER SERVICES, INC.

Symetra Life Insurance Company (Symetra)
Schedule 1—Relationship Management
Schedule 1
Relationship Management
for
Symetra Life Insurance Company
October 28, 2004
Confidential Information
Page i

Symetra Life Insurance Company (Symetra)
Schedule 1—Relationship Management

1.0 Relationship Management Services and ACS Proposed Staffing	1
1.1 Personnel and Organization Overview	1
1.2 ACS Account Team Organization and Staffing	2
1.2.1 Organization Chart	2
1.2.2 Key Account Team Management Organization and Roles	2
1.2.3 Key Executive Team Roles	5
1.3 Additional ACS Team Roles	6
1.3.1 ACS Business Operations Manager	6
1.3.2 ACS Contracts Manager	6
1.3.3 ACS Technical Service Tower Service Delivery Manager(s)	6
1.3.4 ACS Sales Executive	7
1.3.5 Other ACS Key Account Team Management Personnel	7
1.3.6 Other relevant ACS personnel	7
1.3.7 Account Team Position Descriptions	7
Confidential Information
Page ii

Symetra Life Insurance Company (Symetra)
Schedule 1—Relationship Management
1.0 Relationship Management Services and ACS Proposed Staffing
1.1 Personnel and Organization Overview
ACS’ strategic business unit (“SBU”) model, performance-based compensation and corporate client satisfaction directive ensure that every ACS employee understands that ACS’ success depends on its ability to serve and support each client’s needs. In summary, Symetra is guaranteed more focused service from ACS than our peers through these benefits:
♦	Account structure focuses on Symetra with resources that are aligned with Symetra’s objectives.

♦	Compensation is directly tied to Symetra’s satisfaction and ACS’ ability to exceed performance measurements.
A communication strategy is in place to facilitate a structured approach to ongoing communication and navigating through both organizations.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 1—Relationship Management
     1.2 ACS Account Team Organization and Staffing
          1.2.1 Organization Chart
Figure 1—Symetra Organizational Account
          1.2.2 Key Account Team Management Organization and Roles
The SBU manager (a/k/a ACS Project Executive) has significant business knowledge and management experience and a solid understanding of the role IT plays in achieving short-range and long-range business objectives. SBU managers are responsible for ensuring that everyone at ACS is working to support Symetra’s critical business systems. Ultimately, the SBU manager’s role is to communicate and promote Symetra’s point of view within ACS—to be a Symetra advocate.
The ACS Service Delivery Manager is responsible for receiving, scheduling and delivering on service requests and day-to-day issues. The ACS Service Delivery Manager works directly with Symetra to clarify requests, discuss timing, develop specific project plans (if necessary) and provide project status.
SBU Account Focus
ACS’ SBU management structure puts Symetra at the center of ACS business philosophy. New initiatives are qualified by evaluating the benefits to our clients. The SBU manager,
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 1—Relationship Management
working directly with Symetra, becomes the conduit through which Symetra takes advantage of ACS’ technical resources.
Account Governance and Account Governance Board (“AGB”)
Key to establishing a successful governance board is ensuring that ACS’ proposed governance board structure is appropriately mapped to the structural and functional requirements specified by Symetra. ACS will collaborate with Symetra in establishing a jointly defined and mutually beneficial account governance program. The AGB is also known as the IT Outsourcing Committee. The descriptions and rights and responsibilities of the Parties related to the AGB and its associated boards and teams as set forth in this Schedule shall not diminish the rights and responsibilities of the Parties related to the IT Outsourcing Committee as set forth in Section 1.2 of the Agreement.
Account Governance Board Structure
Co-chairs, one each from Symetra and ACS, will lead the AGB, which will comprise four standard teams and one special team. The four standard teams are the governance team, audit team, finance team, and operations team. The four standard teams will meet regularly. The special team is the executive team and will meet at least annually and as needed to provide strategic direction or resolve problems that have been escalated to them by the AGB chair(s).
Governance Team Purpose
The governance team will oversee activities associated with the Agreement. This team is responsible for ensuring the overall effectiveness of the Agreement governance processes and communicating to Symetra and ACS stakeholders. The management and resolution of financial and operational issues is the responsibility of the governance team. Contract interpretation is the responsibility of the governance team. The governance team provides direction to the audit, finance and operations teams.
Audit Team Purpose
The audit team assists the governance team in fulfilling contract oversight responsibilities through participation in daily, weekly, monthly, quarterly, annual and ad hoc review processes. This team is responsible for monitoring compliance with the financial and operational deliverables associated with the Agreement. It ensures that financial statements are accurate and consumption measurement methods, and that SLA/SLR measurement methods are consistent with the Agreement.
Finance Team Purpose
The finance team assists the governance board with rationalizing the portfolio of Services being provided or which may be added to the Agreement. This team works to ensure that the pricing is competitive and oversees benchmarking activities. This team provides consumption forecasts and acts as the project management office (PMO) for Services. This team oversees the intake processes and new business proposal processes. This team coordinates internal chargeback related activities.
Operations Team Purpose
The operations team assists the governance board with ensuring that day-to-day operational processes such as problem management, change management, asset management and
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 1—Relationship Management
SLA/SLR management are executed effectively. This team provides the day-to-day oversight of operational processes being delivered via the Agreement.
SBU Manager Selection
Without limiting any of its rights in Article 3 of the Agreement, Symetra will be involved in the selection process of this SBU manager to ensure the best fit culturally, technically and strategically. ACS recruits the SBU manager through several channels. Working with Symetra, ACS will determine which approach and characteristics will deliver the best candidate. Some of the methods used include the following:
♦	Recruiting internally within the SBU management team

♦	Leveraging the salesperson’s knowledge gained throughout the sales process to continue delivery of the Services
In addition to these selection methods, ACS will qualify candidates based on established criteria. These criteria include areas such as industry knowledge, technology experience within specific Service Towers and leadership ability applicable to the account size.
Because the SBU manager will become “embedded” in Symetra, this is an important factor in the success of the relationship.
Communication Strategy
An ACS customer service cornerstone is a defined communication strategy between ACS and our clients. At ACS, we would rather over-communicate than make an assumption.
We recommend weekly and monthly service review meetings with different parties as an opportunity to discuss the relationship status at a technical and business level, as depicted in Figure 2.
Figure 2—SBU Communication Strategy
ACS maintains contractual performance statistics that the SBU manager will review monthly with Symetra management. This information will be presented graphically with a rolling 12-month history to help identify trends. We also provide a client portal where service
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 1—Relationship Management
agreements (including, without limitation, the Agreement) and invoices with supporting detail are maintained.
Without limiting the rights and obligations set forth in the Agreement, including without limitation Section 2.2 of the Agreement, ACS will work to identify areas for improvement and, where a problem exists, establish the root cause and present procedures for prevention. A scorecard is provided quarterly that grades ACS on Service delivery, communication and overall account management.
In addition to these reviews, ACS will use the following methods to provide the responsiveness and flexibility Symetra requires:
♦	Daily interaction between Symetra functional leaders and the ACS SBU manager and the ACS Service Delivery Manager will keep the lines of communication and understanding open.

♦	Regular status meetings will be conducted to review and discuss activities or issues related to the provision of Services.

♦	Annual technology reviews will discuss Symetra’s business directions and ACS’ new products and services relative to Symetra’s environment.
          1.2.3 Key Executive Team Roles
SBU managers are responsible for making sure that everyone at ACS is working with Symetra personnel to support Symetra’s critical business systems. Table 1 outlines the roles and responsibilities, as well as the business profile, for an SBU manager.
Table 1 SBU Manager’s Roles and Responsibilities
SBU Manager (a/k/a ACS Project Executive)

Roles and Responsibilities	Business Profile
•   Direct activities of SBU management team
•   Perform active role in migration process
•   Regularly review quality of delivered service
•   Coordinate recurring and ad hoc meetings
•   Prepare and present management reports
•   Oversee contract agreements
•   Escalate problems
•   Perform strategic planning
• Strong IT infrastructure knowledge with a clear understanding of IT as an enabler to accomplishing business objectives
• Experience in developing and maintaining client relationships and developing solutions to meet client needs
• Expertise in project management, new business support, proposal support and IT consulting
• Management experience
• Team leadership skills
• Creative thinker
• Superior technology strategist
• Negotiation skills
• Experienced in motivating and managing high performance staffs
• Financial management experience
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 1—Relationship Management
          Table 2 shows the profile for the ACS Service Delivery Manager.
Table 2 ACS Service Delivery Manager’s Roles and Responsibilities
ACS Service Delivery Manager

Roles and Responsibilities	Business Profile
• Oversee day-to-day operations of the Services	• Superior analytical skills
• Collect and track SLA/SLR metrics	• Technical expertise in the very areas of concern to ACS’ clients
• Coordinate and manage service changes	• Experience from several operational areas
• Prioritize special service requests	• Understanding of technology and the outsourcing environment
• Manage special and large projects	• Experience in assisting clients achieve their technology plans
• Keep lines of communication open between Symetra and ACS	• Operations management experience
• Communicate changes that may affect both organizations and ensure that interested parties are informed	• Project management skills • Leadership qualities • Effective communicator • Team-building skills

      1.3 Additional ACS Team Roles
          1.3.1 ACS Business Operations Manager
The ACS business operations manager serves as the primary financial contact between Symetra and ACS. This individual is responsible for developing and maintaining client billing and invoicing operations, establishing and maintaining procurement operations for ACS on behalf of the Symetra program, and for ensuring that all financial accounting for Services provided to Symetra is accurate and well documented. Prepares daily, weekly and monthly management and status reporting based upon measured statistics, SLR/SLA data, and consumption usage.
          1.3.2 ACS Contracts Manager
The ACS contracts manager serves as the primary contractual management point between Symetra and ACS. This individual is responsible for developing and maintaining client contracts and any required contractual modifications (as well as requisite legal reviews and approvals). Furthermore, the ACS contracts manager ensures that contracts (including, without limitation, the Agreement) remain compliant with applicable contractual or business laws and policies based upon guidance from the compliance and audit teams.
          1.3.3 ACS Technical Service Tower Service Delivery Manager(s)
Serve as the primary technical contact between Symetra and ACS for specific Services Towers. Responsible for developing and maintaining client relationships and developing technical solutions to meet Symetra’s needs for each Service Tower. Manage the account P&L and provide general direction for the technical services team. Prepare daily, weekly and monthly management and status reporting.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 1—Relationship Management
          1.3.4 ACS Sales Executive
The ACS sales executive serves as the primary sales and new-business contact point between Symetra and ACS. This individual is responsible for understanding the Symetra business structure, and for identifying how ACS services map to and can enhance Symetra operations. The ACS sales executive manages all sales-related activities for Symetra and ensures that sales opportunities are well-communicated and understood, and driven through appropriate ACS channels efficiently and effectively.
          1.3.5 Other ACS Key Account Team Management Personnel
ACS Senior Project Manager—Transition Management Office
ACS senior project managers are responsible for oversight and coordination of transition management related activities. They are responsible for developing, obtaining sign-off, executing and maintain the detailed Transition Plan, project schedules and supplemental management plans. They serve as the primary interface to Symetra and the ACS transition team and develop and publish applicable transition status reports as well as conduct required daily and weekly transition status meetings. Executing formal project closure processes, including acceptance sign-offs, satisfaction surveys and lessons learned feedback sessions are also a key requirement of this position. In addition, they will obtain and maintain appropriate ACS transition team staffing throughout the transition.
ACS Project Manager—Project Management Office
ACS project manager(s) will manage the planning, execution, and close phases for assigned transition projects. They will also work with ACS IT management to obtain the required ACS IT transition team staffing for assigned transition projects. Managing and maintaining the transition program portal for assigned projects is a key responsibility. The ACS project manager will ensure assigned transition projects are executed on time, with a high degree of quality, and according to the approved approach.
          1.3.6 Other relevant ACS personnel
ACS Quality and Compliance Manager
This individual is responsible for establishing and maintaining ACS quality management programs with respect to Symetra. The ACS quality and compliance manager oversees collection and analysis of quality metrics and reports such statistics. Additionally, the ACS quality and compliance manager oversees compliance auditing and operations, ensuring operational compliance with industry and accounting standards and relevant legal requirements.
      1.3.7 Account Team Position Descriptions
SBU Senior Staff
Location: Symetra HQ (<10%) and NWSC (>90%)
Members of the SBU senior staff, including the ACS human resources manager, the ACS business operations manager, the ACS contracts manager, the ACS sales support manager,
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 1—Relationship Management
and the various ACS Service Tower managers, will all work primarily out of the NWSC with visits to Symetra HQ as necessary.
SBU Operations Onsite Staff
Location: Symetra HQ (100%)
Key, identified ACS operational staff will be located at the Symetra HQ facility full-time.
SBU Manager
Location: Symetra Financial HQ (50%) and NWSC (50%)
SBU Operations Data Center Staff
Location: NWSC (100%)
All remaining ACS operational staff will work out of the NWSC.
ACS’ SBU management structure puts Symetra at the center of ACS’ business philosophy. All new initiatives are qualified by evaluating the benefits to our clients. The SBU manager, working directly with Symetra, becomes the conduit through which Symetra takes advantage of ACS’ technical resources.
ACS recognizes the location percentages for the SBU Service Delivery Manager and ACS senior staff are estimates and that there will be times when it will be necessary for them to be onsite at Symetra 100%.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2A—Cross Functional Services SOW
Schedule 2A
Cross-Functional Services SOW
for
Symetra Life Insurance Company (Symetra)
October 28, 2004
Confidential Information
Page i

Symetra Life Insurance Company (Symetra)
Schedule 2A—Cross Functional Services SOW

1.0 Cross Functional Services Overview and Objectives

1.1 Services Overview

1.2 Service Objectives

2.0 Service Environment

2.1 Scope of the Infrastructure to be Supported

3.0 Cross Functional Services Requirements

3.1 Service Descriptions and Roles & Responsibilities

3.2 Exclusions

4.0 Service Management

4.1 Objectives

4.2 Definitions

4.3 Service Level Requirements (SLRs)

4.4 Reports

5.0 List of Referenced ITSA Schedules
List of Tables
Table 1. General Roles and Responsibilities
Table 2. Planning and Analysis Roles and Responsibilities
Table 3. Requirements Definition Roles and Responsibilities
Table 4. Design Specifications Roles and Responsibilities
Table 5. Acquisition and Management Roles and Responsibilities
Table 6. Engineering/Development Roles and Responsibilities
Table 7. Integration and Testing Roles and Responsibilities
Table 8. Implementation and Migration Roles and Responsibilities
Table 9. Operations and Administration Roles and Responsibilities
Table 10. Incident & Problem Management
Table 11. Maintenance Roles and Responsibilities
Table 12. Configuration Management Roles and Responsibilities
Table 13. Change and Release Management Roles and Responsibilities
Table 14. Capacity Management Roles and Responsibilities
Confidential Information
Page i

Symetra Life Insurance Company (Symetra)
Schedule 2A—Cross Functional Services SOW
Table 15. Performance Management Roles and Responsibilities
Table 16. Service Level Monitoring and Reporting Responsibilities
Table 17. Account Management Roles and Responsibilities
Table 18. Root Cause Analysis Roles and Responsibilities
Table 19. Training and Knowledge Transfer Roles and Responsibilities
Table 20. Documentation Roles and Responsibilities
Table 21. Technology Refreshment and Replenishment Roles and Responsibilities
Table 22. Security Roles and Responsibilities
Table 23. IT Service Continuity and Disaster Recovery Roles and Responsibilities
Table 24. Environmental and Facilities Support
Table 25. Financial/Chargeback Services
Table 26. Incident Resolution SLRs
Table 27. Priority Levels
Table 28. Backup Schedule
Table 29. Restoration SLR
Table 30. Disaster Recovery SLRs
Table 31. Asset Tracking SLR
Table 32. Customer Satisfaction SLR
Table 33. Cross Functional Services Reports
Confidential Information
Page ii

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW
1.0 Cross Functional Services Overview and Objectives
1.1 Services Overview
Cross functional Services include a number of common IT life cycle support and management services that ACS will provide across all Symetra IT Service Towers. Services, activities and roles and responsibilities described in this Cross-Functional Services SOW are considered within the scope of each Service Tower (Schedules 2B through 2H). In addition, the Services described in this Cross-Functional Services SOW shall be included within the IT Services Tower charges as specified in Schedule 3 – Fees.
Cross Functional SOW

Data	Distributed	Data	Voice		Output	Content
Center	Computing	Network	Comm.	Help Desk	Processing	Management
Services	Services	Services	Services	Services	Services	Services
SOW	SOW	SOW	SOW	SOW	SOW	SOW
Figure 1: Service Towers with Cross Functional View
1.2 Service Objectives
The following are the key high-level service objectives Symetra expects to achieve through this Cross Functional Services SOW:
■	Ensure that critical IT life cycle and service management functions are included in all IT Services Tower SOWs

■	Receive IT services that consider an end-to-end enterprise view across all IT Service Towers
Service Environment
Scope of the Infrastructure to be Supported
The service environment section in each IT Services Tower SOW Schedule describes the computing environment to be supported/complied with. The service environment includes such things as hardware and software, facilities and locations, personnel, policies and procedures, licenses and agreements, work-in-progress and future initiatives. As such, this Cross Functional Services SOW shall apply to the service environments as specified in each IT Service Tower SOW. The service environments for each IT Service Tower will be documented in SOW Appendices and are to be maintained by ACS and made available to Symetra quarterly.
3.0	Cross Functional Services Requirements
ACS is responsible for providing the cross functional Services defined in Section 3.1 of this Schedule for IT Service Towers defined in the following documents:
■	Schedule 2B – Data Center Services SOW
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW
■	Schedule 2C – Distributed Computing Services SOW

■	Schedule 2D – Data Network Management Services SOW

■	Schedule 2E – Voice Communication Services SOW

■	Schedule 2F – Help Desk Services SOW

■	Schedule 2G – Output Processing Services SOW

■	Schedule 2H – Content Management Services SOW
3.1 Service Descriptions and Roles & Responsibilities
3.1.1 General Responsibilities
The following table identifies general roles and responsibilities associated with this SOW. An “X” is placed in the column under the Party that will be responsible for performing the task. ACS responsibilities are indicated in the column labeled “ACS.”
General Roles and Responsibilities

General Roles and Responsibilities	ACS	Symetra
Provide Services that support Symetra business needs and End-User requirements	X
Comply with Symetra policies and standards and industry regulations applicable to Symetra for information, information systems, personnel, physical and technical security	X
Conform to changes in laws, regulations and policies. Major changes shall be proposed on a project-by-project effort basis to alter the environment to conform to the new requirements	X
Report performance against SLRs	X
1. Coordinate all changes to the IT infrastructure that may affect the service levels of any other service area	X
Provide timely creation, updating, maintenance and provision of all appropriate project plans, project time and cost estimates, technical specifications, management documentation and management reporting in a form/format that is acceptable to Symetra for all Service Tower projects and major Service activities
X
3.1.2 Planning & Analysis
Planning and analysis Services are the research of new technical trends, products and services, such as hardware components, system software, and networks that offer opportunities to improve the efficiency and effectiveness of the Service Towers. Planning Services can also help support competitive business advantage and mitigate risks by reducing defects and improving the quality of IT services.
The following table identifies the roles and responsibilities that ACS and Symetra will perform, and that are associated with planning and analysis activities.
Planning and Analysis Roles and Responsibilities
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW

Planning and Analysis Roles and Responsibilities	ACS	Symetra
1. Define services, standards and timeframes for planning and analysis activities		X
2. Participate in defining services and standards for planning and analysis activities	X
3. Review and approve services and standards for planning and analysis activities		X
4. Define Symetra requirements at the enterprise level for all Service Towers (e.g. business, technology strategy, functional, availability, capacity, performance, backup and IT continuity service)		X
5. Perform infrastructure, configuration, technical and service planning and analysis based on Symetra requirements (e.g. availability, capacity, performance, backup and IT continuity service)	X
6. Provide infrastructure installation and upgrade recommendations	X
7. Approve infrastructure planning, analysis and recommendations for new applications, infrastructure and services		X
8. Provide management reports required for planning and analysis activities (e.g. utilization and capacity trend reports)	X
9. Recommend data backup and retention policies for all Service Towers	X
10. Define and approve Symetra data backup and retention policies and requirements for all Service Towers		X
11. Continuously monitor technical trends through independent research; document and report on products and services with potential use for Symetra as it aligns with Symetra’s business and technology strategy
X
12. Perform feasibility studies for the implementation of new technologies that best meet Symetra business needs and meet cost, performance and quality objectives	X
13. Define enterprise-level project management policies, procedures and requirements (e.g. project feasibility analysis, cost benefit analysis, scheduling, costing, resource planning, communication planning, procurement, risk management and quality management)
X
14. Perform project management function	X
15. Perform project management oversight and liaison function to the business and customers		X
16. Conduct technical and business planning sessions to establish standards, architecture and project initiatives per the planning and analysis policies and procedures		X
17. Participate in technical and business planning sessions to establish standards, architecture and project initiatives	X
18. Conduct regular planning for technology refresh and upgrades	X
19. Participate in regular planning for technology refresh and upgrades		X
20. Conduct technical reviews and provide recommendations for improvements to the infrastructure that increase efficiency and effectiveness per the planning and analysis policies and procedures	X
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW
3.1.3 Requirements Definition
Requirements definition Services are the activities associated with the assessment and definition of functional, performance, IT continuity, and security requirements that also comply with regulatory and Symetra policies. These requirements drive the technical design for the environment. The following table identifies requirements definition roles and responsibilities that ACS and Symetra will perform.
Requirements Definition Roles and Responsibilities

Requirements Definition Roles and Responsibilities	ACS	Symetra
1. Define requirements and standards	X
2. Participate in defining requirements and standards		X
3. Ensure requirements meet security policies	X
4. Conduct interviews, group workshops, and surveys to determine user functional, performance, availability, maintainability and IT continuity requirements.	X
5. Participate in appropriate requirements gathering activities		X
6.   Provide ACS with written information in sufficient detail pertaining to the requirements definition to enable ACS to create the appropriate requirements documentation (e.g. business requirements documentation)
X
7. Document all requirements in mutually agreed formats (e.g., system specifications, data models, network design schematics)	X
8. Approve all requirements documents		X
9. Define system and network acceptance test criteria	X
10. Participate in defining system and network acceptance test criteria		X
11. Review and approve all system and network acceptance test criteria		X
3.1.4 Design Specifications
Design specification Services are the activities and deliverables that translate user and information system requirements into detailed technical specifications. The following table identifies design specifications roles and responsibilities that ACS and Symetra will perform.
Design Specifications Roles and Responsibilities

Design Specification Roles and Responsibilities	ACS	Symetra
1.   Develop and document technical design plans and environment configuration based on Symetra standards, architecture, functional, performance, availability, maintainability, security and IT continuity requirements.
X
2. Determine required system and network upgrade, replacement and/or conversion requirements (e.g. hardware, software, networks)	X
3. Review and approve design plans through coordination with the appropriate Symetra technology standards group and design architects		X
4. Conduct site surveys for design efforts as required	X
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW

Design Specification Roles and Responsibilities	ACS	Symetra
5. Provide ACS with written information in sufficient detail pertaining to the design specifications to enable ACS to create the appropriate design documents		X
6. Document and deliver design specifications	X
7. Review and approve design specifications		X
3.1.5 Acquisition and Management
Acquisition and management Services are the activities associated with the pricing, evaluation (technical and costing), selection, acquisition, and ongoing management of new and upgraded system and network components (e.g. hardware, software, circuits). Symetra reserves the right to negotiate certain contracts for Symetra purchased/leased components. Symetra will manage its acquisition life cycle. The following table identifies acquisition and management roles and responsibilities that ACS and Symetra will perform.
Acquisition and Management Roles and Responsibilities

Acquisition and Management Roles and Responsibilities	ACS	Symetra
1. Establish acquisition and tracking policies and procedures		X
2. Review and approve acquisition and tracking policies and procedures		X
3. Develop and maintain list of ACS-preferred suppliers/vendors	X
4. Approve list of ACS-preferred suppliers/vendors		X
5. Develop and issue acquisition bid requests as required and approved by Symetra	X
6. Establish audit procedures to ensure compliance with best practices		X
7. Assist in periodic audits of procurement procedures	X
8. Evaluate proposals against clearly defined objective criteria	X
9. Negotiate contracts for ACS purchased/leased Service Tower-related components	X
10. Manage the ordering, procurement and delivery processes in compliance with Symetra procurement and acceptance processes	X
11. Manage and track ACS purchase orders and service orders	X
12. Coordinate delivery and installation of new products and services, as required	X
13. Ensure that new equipment/hardware complies with established Symetra IT standards and architectures	X
14. Review and approve selection of hardware to be installed in Symetra facilities and software to be installed on Symetra hardware		X
15. Review and approve acquisition acceptance process		X
16. Adhere to Symetra acquisition acceptance process	X
17. Provide tracking data on Symetra Owned Equipment/hardware and software licenses installed in the Symetra environment		X
18. Track ACS and Symetra Owned Equipment/hardware, circuits and software licenses installed in the Symetra environment	X
19. Review tracking methodology		X
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW

Acquisition and Management Roles and Responsibilities	ACS	Symetra
20. Review and approve tracking methodology		X
21. Install and configure assets	X
22. Establish, update, and maintain an asset inventory database and system and network configuration charts (e.g. location, asset ID, serial number) and ensure service contracts are in force as needed to meet SLRs
X
23. Track and advise Symetra in a timely manner of expiration and renewal requirements of device/software licenses	X
24. Provide asset inventory and services reports as requested	X
25. Provide ability for Symetra inquiry into the asset database	X
26. Periodic review/audit asset inventory management procedures		X
27. Terminate, dispose of, and relocate assets as needed/specified and provide disposition reports as needed	X
3.1.6 Engineering/Development
Engineering/development Services are the activities associated with the engineering and development of the technical infrastructure, tools and utilities that enhance the IT Service Towers. The following table identifies engineering/development roles and responsibilities that ACS and Symetra will perform.
Engineering/Development Roles and Responsibilities

Engineering/Development Roles and Responsibilities	ACS	Symetra
1. Establish engineering/development policies and procedures	X
2. Participate in developing and review engineering/development policies and procedures, as appropriate		X
3. Develop engineering/development plans where there is an impact on Symetra entities/facilities and/or other Third-Party agreements.	X
4. Approve engineering/development plans where there is an impact on Symetra entities/facilities and/or other Third-Party agreements		X
5. Perform engineering functions required to implement design plans for additional or new products and services	X
6. Perform engineering functions required to implement and manage Service Tower Services on Symetra owned/leased facilities	X
7. Manage engineering/development efforts using formal project management tools and methodologies	X
8. Review and approve engineering/development plans and procedures where there is an impact on other Symetra entities/facilities/Third-Party agreements		X
3.1.7 Integration and Testing
Integration and testing Services are the activities that ensure that all individual Symetra infrastructure components configured with, or added to, the infrastructure work together cohesively to achieve the intended results. The following table identifies integration and testing roles and responsibilities that ACS and Symetra will perform.
Integration and Testing Roles and Responsibilities
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW

Integration and Testing Roles and Responsibilities	ACS	Symetra
1. Develop integration and testing policies and procedures	X
2. Review and approve integration and testing policies and procedures and deliverables		X
3. Manage integration test environment	X
4. Maintain software release matrices across development, quality assurance, and production environments and networks	X
5. Validate and approve the software release matrix		X
6. Conduct integration and security testing for all new and upgraded equipment, networks, software or services to include unit, system, integration and regression testing	X
7. Evaluate all new and upgraded equipment, networks, software or services for compliance with Symetra security policies, regulations and procedures	X
8. Assess and communicate the overall impact and potential risk to systems and networks prior to implementing changes	X
9. Define user acceptance test requirements		X
10. Stage new and upgraded equipment, software or services to smoothly transition into existing environment	X
11. Perform modifications and performance-enhancement adjustments to Symetra system software and utilities as a result of changes to architectural standards	X
12. Test new releases of supported hardware and software to ensure conformance with Symetra SLRs	X
13. Provide middleware	X
14. Provide integration of application software		X
15. Perform configuration management and change management activities	X
3.1.8 Implementation and Migration
Implementation and migration Services are the activities associated with the installation of new and upgraded hardware, software and network components. The following table identifies implementation and migration roles and responsibilities that ACS and Symetra will perform.
Implementation and Migration Roles and Responsibilities

Implementation and Migration Roles and Responsibilities	ACS	Symetra
1. Define system and network implementation and migration policies and procedures	X
2. Review and approve system and network implementation and migration policies and procedures		X
3. Notify ACS of equipment migration and redeployment plans		X
4. Coordinate and review all implementation and migration plans and schedules with Symetra in advance in accordance with change management policies	X
5. Approve implementation and migration plans and schedules		X
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW

Implementation and Migration Roles and Responsibilities	ACS	Symetra
6. Conduct pre-installation site surveys, as required	X
7. Install enhancements to technical architecture or services provided	X
8. Install new or enhanced Service Tower components (e.g. hardware, software, middleware, utilities, networks, peripherals, configurations)	X
9. Perform Service Tower component upgrades as a result of new and enhanced applications and architectures (e.g. hardware, software, middleware, utilities, networks, peripherals, configurations)	X
10. Install physical infrastructure as required (e.g., wiring, cable plant, cooling etc.)	X
11. Coordinate implementation and migration support activities with Symetra IT staff and ACS help desk	X
12. Perform data migration, excluding conversion, by electronic or manual methods as a result of implementation or migration (e.g., databases, network system management repositories, address tables, management information bases (MIBs))
X
13. Perform appropriate tests on all IMACs	X
14. Conduct and document user acceptance tests (UAT) plans and results	X
15. Approve user acceptance test plans and results		X
16. Provide Symetra IT technical staff and End Users with training related to the implementation of new products and services on request	X
3.1.9 Operations and Administration
Operations and administration Services are the activities associated with providing a stable IT infrastructure and to effectively and efficiently perform procedures to ensure IT services meet the SLRs. The following table identifies operations and administration roles and responsibilities that ACS and Symetra will perform.
Operations and Administration Roles and Responsibilities

Operations and Administration Roles and Responsibilities	ACS	Symetra
1. Provide operations requirements and policies, including schedules for the operation of Symetra systems and networks		X
2. Participate in developing operations procedures that meet requirements and adhere to defined policies	X
3. Define and develop operational documentation requirements (run books, contact lists, operations scripts etc.)	X
4. Approve operations policies and procedures, documentation and reporting		X
5. Identify enterprise system management tools to monitor the IT infrastructure and Symetra applications	X
6. Coordinate with Symetra to deploy enterprise system and network management tools to monitor the IT infrastructure and Symetra applications	X
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW

Operations and Administration Roles and Responsibilities	ACS	Symetra
7.   Install and configure enterprise system and network management tools in such a fashion that problems, issues and events are proactively identified, reported and resolved according to prescribed service levels
X
8. Perform event management monitoring of IT services to detect abnormal conditions or alarms, log abnormal conditions, analyze the condition and take corrective action	X
9. Manage hardware, software, peripherals, services and spare parts to meet service levels, minimize down time and minimize Symetra resource requirements	X
10. Interface with help desk and Symetra for Incident & problem management activities	X
11. Provide level 2 and level 3 support as required	X
12. Manage and coordinate Subcontractors and Third Parties in order to meet Service and SLR requirements	X
13. Develop and provide operational reports (daily, weekly, monthly) that provide status of operational activities, production issues, and key operational metrics	X
14. Review and approve operational reports		X
15. Manage backup media inventory (tape, disk, optical and other media type) including the ordering and distribution of media	X
16. Perform system and network backups and associated rotation of media	X
17. Archive data media at a secure offsite location	X
18. Ensure ongoing capability to recover archived data from media as specified (backwards compatibility of newer backup equipment)	X
19. Test backup media to ensure incremental and full recovery of data is possible and ensure system and network integrity as required or requested by Symetra	X
20. Recover files, file system or other data required from backup media as required or requested by Symetra	X
21. Provide recovery and backup requirements and updates as they change		X
22. Conduct disaster recovery testing per policies and procedures	X
23. Audit operations and administration polices for compliance with Symetra security policies		X
24. Provide a copy of or access to any vendor-supplied documentation (including updates thereto)	X	X
3.1.10 Incident & Problem Management
Incident and problem management Services include the activities associated with restoring normal service operation as quickly as possible and minimizing the adverse impact on business operations, thus ensuring that the best possible levels of service quality and availability are maintained.
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW
Problem management also includes minimizing the adverse impact of Incidents and problems on the business that are caused by errors in the IT infrastructure, and to prevent the recurrence of Incidents related to those errors. In order to achieve this goal, problem management seeks to get to the root cause of Incidents and then initiate actions to improve or correct the situation.
The following table identifies Incident and problem management roles and responsibilities that ACS and Symetra will perform.
Incident & Problem Management

Incident and Problem Management Roles and Responsibilities	ACS	Symetra
1. Define Incident and problem management policies and procedures	X
2. Approve Incident and problem management policies and procedures		X
3. Establish operations and service management quality assurance and control programs	X
4. Approve operations and service management quality assurance and control programs		X
5. Perform quality assurance and quality control programs	X
6. Coordinate user support activities with the help desk	X
7. Establish Incident/problem classification by priority		X
8. Establish Incident/problem workflow, escalation, communication and reporting processes that help to achieve the SLRs	X
9. Review and approve Incident/problem classification, prioritization and workflow, communication, escalation and reporting processes		X
10. Provide, configure, and operate Incident and problem management system that tracks Incidents across all IT towers	X
11. Provide Symetra access and input capabilities to Incident and problem tracking system to allow for Incident/problem monitoring and ad hoc reporting	X
12. Manage entire Incident/problem lifecycle including detection, diagnosis, Symetra status reporting, repair and recovery	X
13. Ensure Incident resolution activities conform to defined change control procedures	X
14. Manage efficient workflow of Incidents including the involvement of Third Party providers (e.g., vendors, public carriers, ISP)	X
15. Coordinate and take ownership of problem resolution with Symetra and Third Parties (e.g., public carriers, ISP)	X
16. Perform Root Cause Analysis of Incidents, document findings and take corrective actions for in-scope Services. Resolve problem and/or substantiate that all reasonable actions have been taken to prevent future reoccurrence.
X
17. Periodically review the state of open problems and the progress being made in addressing problems		X
18. Participate in problem review sessions and provide listing and status of problems categorized by problem impact	X
19. Authorize close of Symetra initiated priority 1 and 2 Incidents		X
3.1.11 Maintenance
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW
Maintenance Services are the activities associated with the maintenance and repair of hardware, software and networks to include “break-and-fix” services. Installed platform and product version levels are not to be more than one version behind the current commercial release, unless coordinated with the Symetra architectural standards committee. The following table identifies maintenance roles and responsibilities that ACS and Symetra will perform.
Maintenance Roles and Responsibilities

Maintenance Roles and Responsibilities	ACS	Symetra
1. Define maintenance and repair policies and procedures.	X
2. Review and approve maintenance and repair policies and procedures.		X
3. Define dispatch requirements and point-of-service locations		X
4. Ensure appropriate maintenance coverage for all system and network components	X
5. Provide maintenance and break/fix support in Symetra’s defined locations, including dispatching repair technicians to the point-of-service location if necessary	X
6. Perform diagnostics and maintenance on Service Tower components including hardware, software, peripherals, networks and special purpose devices as appropriate	X
7. Install manufacturer field change orders, service packs, firmware, and software maintenance releases, etc.	X
8. Perform product patch, “bug fix,” service pack installation or upgrades to the current installed version	X
9. Perform software distribution and version control, both electronic and manual	X
10. Replace defective parts including preventive maintenance, according to the manufacturer’s published mean-time-between failure rates	X
11. Conduct maintenance and parts management and monitoring during warranty and off-warranty periods	X
3.1.12 Configuration Management
Configuration management activities provide a logical model of the infrastructure by identifying, controlling, maintaining, and verifying installed hardware, software and network versions. The goal being to account for all IT assets and configurations, provide accurate information on configurations and provide a sound basis for Incident, problem, change and release management and to verify configuration records against the infrastructure and correct any exceptions. The following table identifies configuration management roles and responsibilities that ACS and Symetra will perform.
Configuration Management Roles and Responsibilities

Configuration Management Roles and Responsibilities	ACS	Symetra
1. Define configuration management policies and procedures.	X
2. Establish process for tracking configuration changes.	X
3. Approve configuration management policies, procedures and processes.		X
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW

Configuration Management Roles and Responsibilities	ACS	Symetra
4. Establish configuration management database per Symetra requirements.	X
5. Approve configuration management database		X
6. Select, install and maintain configuration management tools	X
7. Enter/upload configuration data into configuration database	X
8. Establish process interfaces to problem and incident management, change management, technical support, maintenance and asset management processes	X
9. Establish appropriate authorization controls for modifying configuration items and verify compliance with software licensing	X
10. Establish guidelines for physical and logical separation between development, test and production and the process for deploying and back out of configuration items	X
11. Establish configuration baselines as reference points for rebuilds, and providing ability to revert to stable configuration states	X
12. Establish process for verifying the accuracy of configuration items, adherence to configuration management process and identifying process deficiencies	X
13. Provide Symetra configuration management reports as required and defined by Symetra	X
14. Audit configuration management process and accuracy of configuration data		X
3.1.13 Change and Release Management
Change and release management processes and activities are inter-related and complementary. A high level description of each is provided below.
Change management activities are to ensure that standardized methods and procedures are used for efficient and prompt handling of all changes, in order to minimize the impact of change upon Service quality and consequently to improve the day-to-day operations of the organization. Change management covers all aspects of managing the introduction and implementation of all changes affecting all IT Services Towers and in any of the management processes, tools, and methodologies designed and utilized to support the IT systems and networks. The change management process includes the following process steps:
■	Request process

■	Recording/tracking process

■	Prioritization process

■	Responsibility assignment process

■	Impact/risk assessment process

■	Review / approval process

■	Implementation process

■	Verification (test) process

■	Release process
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW
■	Closure process
Release management activities take a holistic view of a change to an IT Service and should ensure that all aspects of a release, both technical and non-technical, are considered together. The goals are to plan and oversee the successful rollout of software, hardware and network; design and implement efficient procedures for distribution and installation of changes. The activities also ensure that only correct, authorized and tested versions are installed and that changes are traceable and secure. Execution and back-out plans shall be documented and approved by Symetra. Master copies of new versions shall be secured in a software library and configuration databases shall be updated.
The following table identifies change management and release management roles and responsibilities that ACS and Symetra will perform.
Change and Release Management Roles and Responsibilities

Change and Release Management Roles and Responsibilities	ACS	Symetra
1. Recommend change and release management policies, procedures, processes and training requirements for Symetra infrastructure	X
2. Participate in change and release management policies, procedures, processes and training requirements for Symetra infrastructure		X
3. Establish change classifications (impact, priority, risk) and change authorization process		X
4. Participate in the development of the change management and release management procedures and policies		X
5. Approve change and release management procedures and policies		X
6. Administer the version control system as it relates to release management of Symetra custom applications	X
7.   Document and classify proposed changes to the Symetra Service Towers. Documentation shall include cost and risk impact and back out plans of those changes and establish release management plans for major changes.
X
8. Develop and maintain a schedule of planned changes and provide to Symetra for review as required	X
9. Determine change logistics	X
10. Schedule and conduct change management meeting to include review of planned changes and results of changes made	X
11. Provide change documentation as requested	X
12. Authorize and approve scheduled changes or alter the schedule of any or all change requests		X
13. Review release management details and alter as appropriate to meet the needs of Symetra (back out plan, go/no go decision)	X
14. Notify Symetra affected clients of change timing and impact	X
15. Implement change and adhere to detailed release plans	X
16. Modify configuration, asset management Items, service catalog (if applicable) to reflect change	X
17. Verify that change met objectives and resolve negative impacts	X
18. Monitor changes and report results of changes and impacts	X
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW

Change and Release Management Roles and Responsibilities	ACS	Symetra
19. Conduct user acceptance tests as required		X
20. Perform quality control audits and approve change control results		X
21. Maintain master copies of new versions in a secured software library and update configuration databases	X
3.1.14 Capacity Management
Capacity management involves ensuring that the capacity of the IT infrastructure matches the evolving demands of Symetra’s business in the most cost-effective and timely manner. The process encompasses the following:
■	Monitoring performance and throughput of IT services and supporting IT components

■	Undertaking tuning activities

■	Understanding current demands and forecasting for future requirements

■	Developing capacity plans which will meet demand and SLRs

■	Conducting risk assessment of capacity recommendations

■	Identifying financial impacts of capacity plans
The following table identifies capacity management roles and responsibilities that ACS and Symetra will perform.
Capacity Management Roles and Responsibilities

Capacity Management Roles and Responsibilities	ACS	Symetra
1. Identify future business requirements that will alter capacity requirements		X
2. Participate in all capacity planning activities		X
3. Assess capacity impacts when adding, removing or modifying applications	X	X
4. Assess impact/risk of capacity changes	X
5. Establish comprehensive capacity management planning process	X
6. Review and approve capacity management planning process		X
7.   Define, develop and implement tools that allow for the effective capacity monitoring/trending of IT infrastructure, system software, and IT components. This excludes business applications unless mutually agreed otherwise.
X
8. Continually monitor IT resource usage to enable proactive identification of capacity and performance issues	X
9. Capture trending information and forecast future Symetra capacity requirements based on Symetra defined thresholds	X
10. Assess incidents/problems related to throughput performance	X
11. Recommend changes to capacity to improve Service performance	X
12. Approve capacity related recommendations		X
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW

Capacity Management Roles and Responsibilities	ACS	Symetra
13. Maintain capacity levels to optimize use of existing IT resources and minimize Symetra costs to deliver Services at agreed to service levels	X
14. Ensure adequate capacity exists within the IT environment to meet SLR requirements taking into account daily, weekly and seasonal variations in capacity demands	X
3.1.15 Performance Management
Performance management Services are the activities associated with tuning systems and networks for optimal performance. The following table identifies performance management roles and responsibilities that ACS and Symetra will perform.
Performance Management Roles and Responsibilities

Performance Management Roles and Responsibilities	ACS	Symetra
1. Develop and document system and network performance requirements	X
2. Approve system and network performance requirements		X
3. Develop and document performance management procedures that meet requirements and adhere to defined policies	X
4. Approve performance management procedures		X
5. Perform system and network tuning to maintain optimum performance in accordance with change management procedures	X
6. Manage system and network resources (e.g. devices and traffic) to meet defined availability and performance SLRs	X
7. Provide regular monitoring and reporting of system and network performance, utilization and efficiency	X
8. Evaluate, identify and recommend configurations or changes to configurations which will enhance performance	X
9. Develop improvement plans as required to meet SLRs	X
10. Authorize improvement plans		X
11. Implement improvement plans and coordinate with Third Parties as required	X
12. Provide technical advice and support to the application maintenance and development staffs as required	X
3.1.16 Service Level Monitoring and Reporting
Monitoring and reporting Services are the activities associated with monitoring and reporting of service delivery with respect to SLRs. In addition, ACS shall report system management information (e.g., performance metrics, and system accounting information) to the designated Symetra representatives in a format agreed to by Symetra. The following table identifies monitoring and reporting roles and responsibilities that ACS and Symetra will perform.
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW
Service Level Monitoring and Reporting Responsibilities

Service Level Monitoring Roles and Responsibilities	ACS	Symetra
1. Approve and document SLRs and reporting cycles		X
2. Document SLRs and SLAs		X
3. Report on service performance improvement results	X
4. Coordinate SLA monitoring and reporting with designated Symetra representative and Third-Party vendors, as required	X
5. Measure, analyze, and provide management reports on performance relative to requirements	X
6. Develop service level improvement plans where appropriate	X
7. Review and approve improvement plans		X
8. Implement improvement plans	X
9. Review and approve SLA metrics and performance reports		X
10. Provide Symetra portal access to performance and SLA reporting and monitoring system	X
3.1.17 Account Management
Account management Services are the activities associated with the ongoing management of the service environment. The following table identifies account management roles and responsibilities that ACS and Symetra will perform.
Account Management Roles and Responsibilities

Account Management Roles and Responsibilities	ACS	Symetra
1. Develop and document account management structure, planning and procedures	X
2. Approve account management structure, planning and procedures		X
3.   Develop a detailed “IT” service catalog which details services offered including all service options, pricing, installation timeframes, order process (new, change & remove service) and prerequisites
X
4. Develop a service ordering process that clearly defines how to order, change or delete Services	X
5. Recommend criteria and formats for administrative, service activity and service level reporting		X
6. Approve criteria and formats for administrative, service activity and service level reporting	X
7. Develop and implement customer satisfaction program for tracking the quality of Service delivery to End Users		X
8. Provide stewardship reporting (e.g. statistics, trends, audits)	X
3.1.18 Root Cause Analysis
ACS will develop, implement, and maintain a Root Cause Analysis (RCA) process and perform the activities required to diagnose, analyze, recommend, and take corrective measures to prevent recurring problems and/or trends. The following table identifies Root Cause Analysis roles and responsibilities that ACS and Symetra will perform.
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW
Root Cause Analysis Roles and Responsibilities

Root Cause Analysis Roles and Responsibilities	ACS	Symetra
1. Identify requirements and policies for Root Cause Analysis (RCA) (e.g. events that trigger an RCA)		X
2. Develop procedures for performing an RCA that meet requirements and adhere to defined policies	X
3. Approve RCA procedures		X
4. Conduct proactive trend analysis to identify recurring problems	X
5. Track and report recurring problems or failures and provide associated consequences of problems if there is a business impact to Symetra	X
6. Recommend solutions to address recurring problems or failures	X
7. Approve solutions to address recurring problems or failures		X
8. Flag all Priority Level 1 and Priority Level 2 Incidents that require Root Cause Analysis	X
9. Identify root cause of Priority Level 1 and Priority Level 2 Incidents and recommend appropriate resolution action	X
10. Approve solutions to address Priority Level 1 and Priority Level 2 Incidents		X
11. Provide status report detailing the root cause of and procedure for correcting recurring problems and Priority Level 1 and Priority Level 2 incidents until closure as determined by Symetra	X
3.1.19 Training and Knowledge Transfer
Training and knowledge transfer Services consist of:
a.	ACS will provide training for the improvement of skills through education and instruction for ACS’ staff. ACS will participate in any initial and on-going training delivered by Symetra as required that would provide a learning opportunity about Symetra’s business and technical environment

b.	ACS will provide for Symetra retained technical staff for the express purpose of exploitation of the functions and features of the Symetra computing environment. Delivery methods may include classroom style, computer-based, individual, or other appropriate means of instruction.

c.	ACS will provide Symetra selected Industry standards based training for those areas which it is certified to teach (Six Sigma for example) ACS will also coordinate with Symetra on other available industry training for which there may be associated costs.
The following table identifies training and knowledge transfer roles and responsibilities that ACS and Symetra will perform.
Training and Knowledge Transfer Roles and Responsibilities

Training and Knowledge Transfer Roles and Responsibilities	ACS	Symetra
1. Develop and document training and knowledge database requirements and policies	X
2. Participate in development, review and approve training requirements		X
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW

Training and Knowledge Transfer Roles and Responsibilities	ACS	Symetra
3. Develop and document procedures that meet training requirements and adhere to defined policies	X
4. Approve training procedures		X
5. Develop program to instruct Symetra personnel on the provision of ACS Services (e.g., “rules of engagement”, requesting services, etc.)	X
6. Approve ACS developed training program		X
7. Develop, implement and maintain an Symetra accessible knowledge database/portal	X
8. Develop and implement knowledge transfer procedures to ensure that more than one individual understands key components of the business and technical environment	X
9. Participate in Symetra delivered instruction on the business and technical environment	X
10. Develop and document training requirements that support the ongoing provision of Symetra services, including refresher courses as needed and instruction on new functionality	X
11. Take training classes as needed to remain current with systems, software, features and functions for which Help Desk support is provided in order to improve Service performance (e.g. First Call Resolution)
X
12. Provide training when substantive (as defined between the Symetra and ACS) technological changes (e.g., new systems or functionality, etc.) are introduced into the Symetra environment to facilitate full exploitation of all relevant functional features
X
13. Provide training materials for Symetra technical staff for Level 1 supported applications	X
14. Provide on going training materials for Help Desk personnel on the Symetra business and technical environments as defined by Symetra		X
15. Provide Symetra selected classroom-style and computer-based training (case-by-cases basis) for standard commercial-off-the-shelf (COTS) applications	X
3.1.20 Documentation
Documentation Services are the activities associated with developing, revising, maintaining, reproducing, and distributing information in hard copy and electronic form. The following table identifies documentation roles and responsibilities that ACS and Symetra will perform.
Documentation Roles and Responsibilities

Documentation Roles and Responsibilities	ACS	Symetra
1. Define documentation requirements and formats	X
2. Participate in defining documentation requirements and formats as appropriate		X
3. Approve documentation requirements and formats		X
4. Provide output in agreed format for support of activities throughout the life cycle of Services as specified in each Service Tower	X
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW

Documentation Roles and Responsibilities	ACS	Symetra
5. Document system specifications and configurations (e.g. interconnection topology, configurations, network diagrams)	X
6. Document standard operating procedures (e.g. boot, failover, spool management, batch processing, backup, etc.)	X
7. Document policies, procedures, production & maintenance schedules and job schedules	X
3.1.21 Technology Refreshment and Replenishment
Technology refreshment and replenishment Services (TR&R) are the activities associated with modernizing the IT infrastructure on a continual basis to ensure that the system components stay current with evolving industry standard technology platforms. The following table identifies technology refreshment and replenishment roles and responsibilities that ACS and Symetra will perform.
Technology Refreshment and Replenishment Roles and Responsibilities

TR&R Roles and Responsibilities	ACS	Symetra
1. Recommend and establish TR&R life-cycle management policies, procedures and plans appropriate for support of Symetra business requirements	X
2. Approve TR&R policies, procedures and plans in accordance with the change and release management process		X
3. Manage, maintain, and update as necessary, the approved TR&R policies, procedures, and plans	X
4. Perform the necessary tasks required to fulfill the TR&R plans	X
5. Provide management reports on the progress of the TR&R plans	X
6. Periodically review the approved TR&R implementation plans to ensure they properly support Symetra business requirements		X
3.1.22 Security (physical/logical access to systems)
Security management Services include physical and logical security of Symetra assets, virus protection, and other security services in compliance with Symetra security requirements and all applicable regulatory requirements. The following table identifies Security roles and responsibilities that ACS and Symetra will perform.
Security Roles and Responsibilities

Security Roles and Responsibilities	ACS	Symetra
1. Define security requirements, standards, procedures and policies including regulatory requirements		X
2. Assist in developing security standards, policies, and procedures including industry best practices	X
3. Conduct risk assessment to identify control or security gaps		X
4. Provide security plan and IT infrastructure based on security requirements, standards, procedures, policies and risks	X
5. Review and approve security plans		X
6. Implement security plans consistent with Symetra security policies	X
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW

Security Roles and Responsibilities	ACS	Symetra
7. Establish access profiles and policies for adding, changing, enabling/disabling and deleting log-on access of Symetra employees, agents and subcontractors		X
8. Perform log-on/security-level access changes as detailed in profiles and policies	X
9. Report security violations to Symetra per Symetra policies	X
10. Resolve security violations internal to Symetra		X
11. Resolve security violations that originate outside of the hosted network(s). Specifics examples include denial of service attacks, spoofing, Web exploits	X
12. Actively participate in industry standard security forums and users groups. Demonstrate the ability to remain up to date with current security trends, threats, and common exploits.	X
13. Review all security patches relevant to the IT environment and classify the need and speed in which the security patches should be installed as defined by security policies.	X
14. Install security patches	X
15. Perform periodic security audits		X
16. Maintain all documentation required for security audits and internal control and control testing	X
17. Allow Third Party security audits	X
3.1.23 IT Service Continuity and Disaster Recovery Services
ACS must demonstrate that it will consistently meet or exceed Symetra IT continuity and disaster recovery requirements. The following table identifies IT Service continuity and disaster recovery roles and responsibilities that ACS and Symetra will perform.
IT Service Continuity and Disaster Recovery Roles and Responsibilities

IT Service Continuity and Disaster Recovery Roles and
Responsibilities	ACS	Symetra
1. Define Symetra IT Service continuity and disaster recovery strategy, requirements and scenarios		X
2. Recommend best practice IT Service continuity and disaster recovery strategies, policies and procedures	X
3. As needed, assist Symetra in other IT continuity and emergency management activities	X
4. Develop detailed disaster recovery plan to achieve disaster recovery requirements	X
5. Define data (file system, database, flat files etc. etc.) replication, backup and retention requirements		X
6. Establish processes to ensure disaster recovery plans are kept up to date and reflect changes in Symetra environment	X
7. Review & approve disaster recovery plan		X
8. Establish disaster recovery test requirements		X
9. Perform scheduled ACS disaster recovery tests per Symetra policies	X
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW

IT Service Continuity and Disaster Recovery Roles and
Responsibilities	ACS	Symetra
10. Coordinate involvement of users for disaster recovery testing		X
11. Participate in disaster recovery tests		X
12. Track and report disaster recovery test results to Symetra	X
13. Review & approve disaster recovery testing results		X
14. Develop action plan to address disaster recovery testing results	X
15. Approve action plan		X
16. Implement action plan and provide on going status until completion	X
17. Initiate the disaster recovery plan in the event of an Symetra disaster recovery situation per the disaster recovery policies and procedures		X
18. Initiate the disaster recovery plan in the event of an ACS disaster recovery situation and notify Symetra per disaster recovery polices and procedures	X
19. Coordinate with Symetra during an ACS disaster recovery situation per disaster recovery policies and procedures	X
3.1.24 Environment and Facilities Support
ACS will perform services and activities associated with maintaining environmental requirements at designated Symetra locations. The following table identifies environment and facilities support roles and responsibilities that ACS and Symetra will perform.
Environmental and Facilities Support

Environmental and Facilities Support Roles and Responsibilities	ACS	Symetra
1. Identify requirements for Symetra environment and facilities support		X
2. Identify requirements for Symetra environment for ACS supported components	X
3. Develop and document procedures for environment and facilities Support		X
4. Approve environment and facilities support procedures		X
5.   Remote monitor the designated Symetra environmental systems (e.g., UPS) in rooms housing computing hardware and network devices where Symetra ensures the appropriate monitoring equipment is installed in remote locations
X
6. Develop and recommend improvement plans for Symetra monitored facilities as needed to maintain an effective and secure computing environment	X
7. Implement or coordinate the implementation of all approved upgrades and installations		X
8. Coordinate Symetra Site activities of all personnel (i.e., ACS employees and others) working in equipment locations (e.g., equipment rooms, network equipment closets)		X
9. Ensure that facilities support activities conform to the requirements of defined change management processes		X
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW
3.1.25 Financial/Chargeback Management and Invoicing
ACS will provide financial/chargeback management that will allow Symetra to chargeback its internal business units for actual usage of IT resources and to receive accurate invoices that meet Symetra requirements. The following table identifies financial/chargeback management and invoicing roles and responsibilities that ACS and Symetra will perform.
Financial/Chargeback Services

Financial/Chargeback Roles and Responsibilities	ACS	Symetra
1. Identify chargeback and reporting requirements		X
2. Document and maintain Symetra chargeback reporting requirements	X
3. Approve chargeback reports		X
4. Provide chargeback reports	X
5. Identify invoicing requirements		X
6. Document and maintain invoicing requirements	X
7. Provide invoices per Symetra requirements	X
8. Approve invoices		X
3.2 Exclusions
The following items are specifically excluded from this Cross Functional Services SOW:
          a. None
4.0 Service Management
4.1 Objectives
A key objective of the Agreement is to attain the SLRs. SLRs specific to Service Towers are identified in the Service Management section of each IT Service Tower SOW. SLRs applicable across all Service Towers are identified in this Cross Functional Services SOW below. Specific Service Tower and Cross Functional Service Level Agreements (SLAs) are specified with Fee Reductions where business is impacted through failure to meet their respective SLRs. SLRs are detailed in the Service Level Requirements section of each SOW and SLAs are detailed in Schedule 5 — Fee Reductions.
ACS shall provide written reports to Symetra regarding ACS’s compliance with the SLRs specified in each SOW Schedule.
4.2 Definitions
The following defined terms shall apply to this Cross Functional Services SOW and the applicable SLRs/SLAs:
SL1 (Storage Level 1) – SAN storage based upon a utility pricing model which is subject to storage SLAs requiring data set restoration to commence within 3 hours or less following a request. SL1 applies to both mainframe and midrange/server systems.
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW
SL2 (Storage Level 2) – SAN storage based upon a utility pricing model which is subject to storage SLAs/SLRs requiring data set restoration to commence within 8 hours or less following a request. SL2 applies to both mainframe and midrange/server systems.
4.3 Service Level Requirements (SLRs)
The following SLRs represent minimum service levels required across all IT Service Towers. ACS must consistently meet or exceed the following SLRs commencing on the Handover Date (unless another date is expressly set forth in a particular SLR) that is applicable to Cross Functional Services. Cross Functional Services SLRs associated with Fee Reductions are detailed in Schedule 5 — Fee Reductions.
Incident Resolution SLRs

Definition	Time to resolve following responses to different Incident priority classifications.

Each IT Services Tower SOW categorizes incidents according to the Incident Resolution Priorities listed below. Service Tower Incident categorizations are referenced in the Service Environment section of each Service Tower SOW.
Incident Resolution SLRs

		Performance	SLR Performance %
Incident Resolution	Service Measure	Target	All QoS Levels
Priority 1	Time to resolve	<2 hour	[***]%
Priority 2	Time to resolve	<4 hours	[***]%
Priority 3	Time to resolve	<8 hours	[***]%
Priority 4	Time to resolve	Next Business Day or as prioritized by ACS	[***]%
Root Cause Analysis for Priority 1 & Priority 2 Incidents	Time to report	Within 24 hours of Incident resolution	[***]%
	Formula	Number of requests completed within Performance Target/Total of all requests occurring during Measurement Interval
	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows
	Measurement Tool	To be agreed by the Parties
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW
Priority Levels

Priority Level	Description
1 - Emergency/Urgent
The problem has caused a complete and immediate work stoppage affecting a primary business process or a broad group of users such as an entire department, floor, branch, line of business, or external customer. No work around available.

Examples:

Major application problem (e.g. payroll, call center, etc.) Severe problem during critical periods (e.g. month-end processing) Security violation (e.g. denial of service, widespread virus, etc.)

2 - High
A business process is affected in such a way that business functions are severely degraded, multiple End-Users are impacted or a key customer is affected. A workaround may be available; however the workaround is not easily sustainable.

Examples:

Major application (e.g. exchange) VIP Support

3 - Medium	A business process is affected in such a way that certain functions are unavailable to End-Users or a system and/or service is degraded. A workaround may be available

Examples:

Telecommunication problem (e.g. Blackberry, PBX digital/analog card) Workstation problem (e.g. hardware, software)

4 - Low	An incident that has little impact on normal business processes and can be handled on a scheduled basis. A workaround is available.

Examples:

End-User requests (e.g. system enhancement) Peripheral problems (e.g. network printer) Preventative maintenance Benchmarks
4.3.1 Backup and Restore Requirements
ACS shall implement and maintain backup and restoration capabilities for all Service Tower data, applications and component configurations. ACS shall perform incremental backups, full backups and full archive backups according to the backup schedule presented below. Recovery procedures will be capable of restoring Service delivery for failed Service Tower data and applications according to the Cross Functional Services restoration SLRs listed below. Service Tower applications requiring scheduled backups are referenced in the Service Environment section of each Service Tower SOW.
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW
Backup Schedule
Data Center Computing Services—Backup Schedule and SLRs

SLR
Type of	Backup	Storage	Retention/Purge Period			Performance
Backup	Frequency	Site	Standard	Regulatory	Target	%
Incremental (all backups SLA/SLR will be in effect 30 days after the applicable Handover Date)	Daily	Off-site	35 days		Backup frequency	[***]%
Full (Backup) SLA/SLR will be in effect 30 days after the applicable Handover Date)	Weekly	Off-site	5 weeks		Backup frequency	[***]%
Full (Archive) SLA/SLR will be in effect 30 days after the applicable Handover Date)	Monthly	Off-site	Indefinite		Backup frequency	[***]%
All					Quarterly test of each type	[***]%
of backup restore process
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW
Restoration SLR
Restoration Services Table

Restoration	Service	Performance
Type	Measure	Target	SLR Performance %
SL1 data restore requests for production & regulatory data (data backup to intermediate SAN storage, restore from intermediate SAN storage)

(SLA/SLR will be in effect 90 calendar days after the applicable Handover Date)
	Response time to initiate the restoration of Data 1 week old or less	≤ 3 hours from Symetra request	[***]%
SL2 data restore requests for recovery of test data or data volume back-ups (data backup to tape; restore from tape) (SLA/SLR will be in effect 90 calendar days after the applicable Handover Date)	Response time to initiate the restoration of Data 1 week old or less Response time to initiate the restore Data 1 week old or less	≤ 8 hours from Symetra request ≤ 8 hours from Symetra request	[***]% [***]%
	Formula	Number of requests completed within Performance Target /Total of all requests occurring during Measurement Interval
	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows
	Measurement Tool	To be agreed by the Parties
4.3.2 INTENTIONALLY LEFT BLANK
4.3.3 Asset Tracking and Management
Within five (5) days after the first day of each calendar quarter, ACS shall select a statistically valid sample, in accordance with the process specified in the Procedures Manual, to measure
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW
ACS’ compliance with the following SLAs pertaining to the accuracy of individual data elements in the asset tracking database. Accuracy of data shall adhere to the following SLR:
Asset Tracking SLR
Asset Tracking Requirements Table

Accuracy of data in asset database for desktops/laptops, peripherals (including network attached printers), hand held devices and telephone handsets

(SLA/SLR will be in effect 90 calendar days after the applicable Handover Date)	Accuracy	Accuracy percentage of each of the following data elements as determined by audit:
		Data Element	Accuracy Percentage
		Serial number	[***]
		Location	[***]
		Hardware/Software configuration	[***]

Accuracy of data for ACS owned assets used to perform Services (SLA/SLR will be in effect 90 calendar days after the applicable Handover Date)	Accuracy	Accuracy percentage of each of the following data elements as determined by audit:
		Data Element	Accuracy Percentage
		Serial number	[***]
		Location	[***]
		Hardware/Software configuration	[***]
	Formula	Number of tracked assets where data element is determined to be correct

Total number of tracked assets audited.
	Measurement Interval	Audited as specified in Standards and Procedures Manual (quarterly as of Effective Date).
	Measurement Tool	To be agreed by the Parties
4.3.4 Annual Customer Satisfaction Survey
Symetra and ACS shall establish a service level linked to customer satisfaction using a mutually agreed-upon survey, facilitated by a Third Party and designed with Symetra and ACS input.
The Third Party shall supply to Symetra semiannual reports of Symetra business End User satisfaction, integrating the results of ongoing customer satisfaction surveys for each IT Service Tower. Upon delivery of each such report, the Parties shall meet to jointly identify any areas of
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Insurance Company (Symetra)
Schedule 2A—Cross-Functional Services SOW
customer dissatisfaction. The Service ACS shall prepare a project plan with Symetra’s input and approval to resolve customer dissatisfaction identified.
Customer Satisfaction SLR
Customer Satisfaction

Customer
Satisfaction	Service Measure	Performance Target	SLR
Scheduled survey	Customer satisfaction rate	Users surveyed should be very satisfied or satisfied	[***]
	Formula	Sum of survey result from each participant/total number of participants responding to scheduled survey
	Measurement Interval	Measure annually, report annually
	Measurement Method/Source data	To be agreed by the Parties
4.4 Reports
Without limiting the terms of Section 2.11.1 of the Agreement, ACS shall provide written reports to Symetra regarding ACS’ compliance with the SLRs and other management reports specified in this Cross Functional Services SOW.
5.0 List of Referenced ITSA Schedules

ITSA Schedule	Description
Schedule 2B	Data Center Services SOW
Schedule 2C	Distributed Computing Services SOW
Schedule 2D	Data Network Management Services SOW
Schedule 2E	Voice Communications Services SOW
Schedule 2F	Help Desk Services SOW
Schedule 2G	Output Processing Services SOW
Schedule 2H	Content Management Services SOW
Schedule 3	Fees
Schedule 5	Fee Reductions
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW
Schedule 2B
Data Center Services SOW
for
Symetra Life Insurance Company (Symetra)
October 28, 2004

Confidential Information
Page i

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW

1.0 Data Center Overview and Service Objectives	3

1.1 Data Center Services Overview	3

1.2 Service Objectives	4

2.0 Service Environment	4

2.1 Scope of the Infrastructure to be Supported	4

2.2 Work-In-Progress	5

2.3 Future initiatives	5

2.4 Baseline Information	5

3.0 Data Center Service Requirements	6

3.1 Service Descriptions and Roles & Responsibilities	6

3.2 Exclusions	13

4.0 Service Management	13

4.1 Objectives	13

4.2 Definitions	13

4.3 Service Level Requirements (SLRs)	14

4.4 Reports	23

5.0 Referenced SOW Appendices and SOW Schedules	23

5.1 Referenced Data Center SOW Appendices	23

5.2 Referenced ITSA Schedules	23

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW
List of Tables
Table 1 – Data Center Baseline Projections
Table 2 – General Roles and Responsibilities
Table 3 – Operations and Administration Roles and Responsibilities
Table 4 – Collaborative Computing Services Roles and Responsibilities
Table 5 – Remote Access Facilities Roles and Responsibilities
Table 6 – Database Administration Roles and Responsibilities
Table 7 – General System Availability SLRs
Table 8 – Application Platform Response Time SLRs
Table 9 – Batch Processing SLRs
Table 10 – Output Delivery SLRs
Table 11 – General Administrative Functions SLRs
Table 12 – System Server Administration SLRs
Table 13 – Server Software Refresh SLRs
Table 14 – System Updates/Refresh Requirements SLRs
Table 15 – Database Administration SLRs
Table 16 – Data Center Reports
1.0 Data Center Overview and Service Objectives
1.1 Data Center Services Overview
Data center Services are the Services and activities, as detailed in the following Data Center Services SOW, required to provide and support Symetra centralized production, quality assurance, and development computing environments. The data center environment includes central CPU, Windows-based systems, disk and tape storage hardware and systems software

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW
that supports centralized databases, business applications, data warehouse and web applications. Additional application and proprietary systems may be deployed to support the core business systems and to provide Symetra infrastructure technical support.
As depicted in Figure 1 bellow, in addition to the Service described in this Data Center Services SOW, ACS is responsible for providing the Services described in Schedule 2A to the Agreement – Cross Functional Services SOW. Figure 1 depicts the relationship between the Cross Functional Services SOW, and all SOWs within the scope of the Agreement.
Cross Functional Services SOW

Data	Distributed	Data	Voice		Output	Content
Center	Computing	Network	Comm.	Help Desk	Processing	Management
Services	Services	Services	Services	Services	Services	Services
SOW	SOW	SOW	SOW	SOW	SOW	SOW
Figure 1: Service Tower SOWs with cross functional view
1.2 Service Objectives
The following are the key high-level Service objectives Symetra expects to achieve through outsourced data center Services and this Data Center Services SOW:
■	Meet Symetra business needs for highly available, reliable, scalable and secure Services

■	Maintain compliance with industry standards and government regulations

■	Acquire Services with Availability guarantees backed by SLAs/SLRs

■	Acquire Services that can leverage operational scale and best practices to achieve optimum commercial price performance

■	Adopt a more flexible and variable cost structure versus owning fixed assets

■	Acquire ongoing feedback mechanisms to ensure performance meets expectations
2.0 Service Environment
2.1 Scope of the Infrastructure to be Supported
The following sub-sections specify the appendices and other relevant materials containing details of the data center Services environment. These service environment appendices are to be maintained by ACS and made available to Symetra on a quarterly basis. (Currently, Safeco Corporate provides Symetra data center services as a shared service.)
2.1.1 Hardware and Software
A listing and description of the data sets and applications for which database administration services are to be provided is provided in Appendix B.3 – Data Center Supported Databases.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW
2.1.2 Service Locations
All Data Center services shall be provided at Provider owned facilities. A listing of Provider owned, operated or subcontracted centralized and backup facilities providing Data Center services is provided in Appendix B.4 – Provider Data Center Facilities.
2.1.3 Personnel
a.	ACS will be responsible for staffing the data center to meet the SLRs/SLAs set forth in this SOW and added in the future.
2.1.4 Policies, Procedures and Standards
     INTENTIONALLY LEFT BLANK
2.2 Work-In-Progress
     INTENTIONALLY LEFT BLANK
2.3 Future initiatives
     INTENTIONALLY LEFT BLANK
2.4 Baseline Information
Symetra’s current data center utilization and projected usage is presented below. These business requirements represent Symetra’s most realistic projection of the Service requirements for day 1 implementation based on a combination of past trends and current anticipated overall business direction over the term of the contract.
These metrics, along with other data which may be pertinent for sizing the solution, are reflected in Schedule 3 to the Agreement-Fees.
Table 1. Data Center Baseline Projections

System	Type	2004	2005	2006	2007	2008	2009	Comments
Mainframe Services (MIPS) – 7AM to 5PM AVG	IBM Z/OS	250	288	331	380	437	503	The average MIPS for a Typical Day in the middle of the month. 10 AM to 3PM is peak time. Days at the end and beginning of the month have heavier usage.
Mainframe Services (MIPS) – 7PM to 3AM AVG	IBM Z/OS	250	288	331	380	437	503	A Typical batch cycle during the middle of the month
Mainframe Services (MIPS) – Peak Usage at Quarter End 7PM to 6 AM	IBM Z/0S	570	656	754	867	997	1146	Month-end and the first few days of the month also have increased usage (250 – 500)

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW

System	Type	2004	2005	2006	2007	2008	2009	Comments
Mainframe DASD (GB)	IBM ESS-2105 Raid-5	703	879	1098	1373	1716	2145	Does not include DB2 log or system files, sort work files, etc.
Mainframe DASD (GB) — Compressed DASD or tape with auto recall to DASD	IBM ESS-2105 Raid-5	803	1004	1255	1568	1960	2451	This could be migrated to normal DASD after transition
Mainframe Tapes (GB)	3420 (9 Track)	334	334	N/A	N/A	N/A	N/A	Transition to 3490
Mainframe Tapes (GB)	3480 (18 Track)	118	118	N/A	N/A	N/A	N/A	Transition to 3490
Mainframe Tapes (GB)	3490 (36 Track)	2896	3041	3193	3352	3520	3696
Mainframe Tapes – “Virtual Tapes” (GB)	3490 (36 Track)	9463	9936	10433	10995	11502	12077
Mainframe Tapes (GB)	9840	84	84	N/A	N/A	N/A	N/A	Transition to 3490
Windows/NT 2000 Servers	All	187	187	210	225	239	255
3.0 Data Center Service Requirements
3.1 Service Descriptions and Roles & Responsibilities
In addition to the Services, activities, and roles and responsibilities described in Schedule 2A to the Agreement — Cross Functional Services SOW, ACS shall be responsible for the following data center support Services.
3.1.1 General Responsibilities
The following table identifies general roles and responsibilities associated with this Data Center Services SOW. An “X” is placed in the column under the party that will be responsible for performing the task. ACS responsibilities are indicated in the column labeled “ACS.”
Table 2. General Roles and Responsibilities

General Roles and Responsibilities	ACS	Symetra
1. Manage event and workload processes across all platforms	X
2. Provide technical support for all hardware/equipment of the data center computing infrastructure	X
3. Support all infrastructure software computer-processing Services (including operating systems, middleware, messaging, collaborative computing platforms, Internet, intranet and extranet)	X
4. Support data center network operations (including systems monitoring; problem diagnostics, troubleshooting, resolution and escalation; security management; and capacity planning/analysis)	X

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW

General Roles and Responsibilities	ACS	Symetra
5. Provide database administration, data management and storage Services	X
6. Provide data backup and restoration Services in accordance with Symetra established policies	X
7. Provide disaster recovery Services across all platforms per the Symetra business impact report	X
8. Provide send/receive electronic data transmissions including EDI and FTP Services	X
9. Provide and support data center related environmental elements (HVAC, UPS, power, cable plant, etc)	X
10. Coordinate all changes to the data center infrastructure that may affect the SLAs/SLRs of any other service area	X
11. Create and maintain all appropriate project plans, project time and cost estimates, technical specifications, management documentation and management reporting in a form/format that is acceptable to Symetra
X
12. Report performance against SLA/SLR requirements	x
3.1.2 Data Center Computing Services
3.1.2.1 Operations and Administration
Operations and administration Services are the activities associated with the provisioning and day-to-day management of the installed systems and software environment.
a.	Operations activities include:

Computer processing for batch and on-line systems (e.g. mainframe, NT server)

Data storage (i.e. direct access storage devices (DASD), redundant array of independent disks (RAID), storage area network (SAN), network-attached storage (NAS), tape and optical)

Centralized output management for print, microfiche, film, etc.

Remote output management.

b.	Administration activities include:

Managing user accounts

Chargeback to users for usage of Services

Gathering usage statistics and reporting activity to ensure effective use of computing resources

Managing transaction definitions (CICS, IMS)
The following table identifies the operations and administration roles and responsibilities that are specific to this Data Center Services SOW. An “X” is placed in the column under the party that will be responsible for performing the task. ACS responsibilities are indicated in the column labeled “ACS.”

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW
Table 3. Operations and Administration Roles and Responsibilities

Monitoring Operations Roles and Responsibilities	ACS	Symetra
1. Provide console operations for centralized and remote computer processing unit (CPU) processing centers	X
2. Provide console monitoring, troubleshooting, repair and escalation of problems in the data center computing environment	X
3. Start-up and shut-down Symetra online/interactive systems according to defined schedules or upon approved request	X
4. Monitor systems as scheduled and respond accordingly to system messages	X
5. Identify and report application problems	X
6. Resolve or assist in resolving application problems in accordance with SLRs/SLAs. Escalate as required.	X
7. Support applications test-to-production migration activities	X

Job Scheduling and Execution Operations Roles and Responsibilities	ACS	Symetra
1. Define job scheduling requirements, interdependencies, Symetra contacts, and rerun requirements for all production jobs		X
2. Provide job scheduling, job execution, reporting and resolution	X
3.   Implement and manage scheduling tools for managing/automating job execution (e.g. job workflow processes, interdependencies, Symetra contacts, and rerun requirements file exchange functions and print management)
X
4. Define test and demand batch scheduling requirements	X
5. Prepare test and demand batch jobs for execution	X
6. Execute test and demand batch jobs on appropriate servers	X
7. Execute production batch jobs on appropriate servers as defined by Symetra schedules	X
8. Monitor progress of scheduled jobs and identify and resolve issues in scheduling process	X
9. Maintain database of job scheduling, contact, rerun and interdependencies	X
10. Provide quality control for reprocessing activities, such as batch reruns	X
11. Prepare job run parameters	X	X
12. Validate job results per Symetra instructions	X
13. Notify Symetra and maintain a history of job completion results	X

Media Operations Roles and Responsibilities	ACS	Symetra
1. Develop and document media processing procedures that meet requirements and adhere to defined policies	X
2. Review media processing procedures		X
3. Maintain a media library and media management system	X

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW

Media Operations Roles and Responsibilities	ACS	Symetra
4. Manage the media inventory to ensure that adequate media resources are available. Coordinate acquisition of additional media as needed.	X
5. Manage input media Availability to meet processing SLRs/SLAs	X
6. Load and manage third-party media	X
7. Provide secure offsite storage for designated media and transport media to offsite location as required	X
8. Perform periodic audits to ensure proper cataloging of media	X

Electronic Data Interchange Management Roles and Responsibilities	ACS	Symetra
1. Develop and document EDI management requirements and policies, including transport, delivery locations and schedule requirements		X
2. Review EDI management procedures		X
3. Develop and maintain a repository of all Symetra EDI distribution entities	X
4. Execute EDI distribution according to production and test schedules	X
5. Monitor all EDI transactions to ensure proper completion	X
6. Rerun transactions as required and escalate unresolved EDI transactions to Symetra contact	X
7. Perform recovery operations for EDI transactions as required	X
8. Interface directly with Symetra EDI distribution entities according to defined, entity unique Symetra procedures	X

Output Management Roles and Responsibilities	ACS	Symetra
1. Develop and document output management requirements and policies, including transport, delivery locations and schedule requirements		X
2. Review output management procedures		X
3. Provide print output management and distribution	X
4. Separate and organize printed output materials accordingly	X
5. Ensure that printed output is delivered to Symetra specified delivery locations according to schedule	X
6. Package and coordinate designated output for pickup by USPS or private delivery services (e.g., Fedex, UPS, etc.)	X
7. Ensure that output devices are functioning, including performing or coordinating routine maintenance	X
8. Create and distribute Symetra data products for Symetra customers, including volume creation (CDs, cartridges, FTP, etc.)	X
9. Manage consumables, such as paper, print ribbons, ink, tapes, etc. Coordinate acquisition of additional materials as needed	X

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW

Storage and Data Management Roles and Responsibilities	ACS	Symetra
1. Develop and document storage and data management requirements and policies		X
2. Develop and document procedures for performing storage management that meet requirements and conform to defined policies	X
3. Review storage management procedures		X
4. Provide data storage services (e.g., RAID array, SAN, NAS, tape, optical, etc.)	X
5. Monitor and control storage performance according to data management policies	X
6. Maintain and improve storage resource efficiency and space requirements	X
7. Maintain data set placement and manage catalogs	X
8. Perform data backups and restores per established procedures and SLRs/SLAs	X
9. Manage file transfers and other data movement activities	X
10. Provide input processing, for activities such as loading third-party tape and receipt and/or transmission of batch files	X
11. Support send and receive electronic data transmissions (e.g. EDI, FTP)	X

Enterprise System Administration Roles and Responsibilities	ACS	Symetra
1. Develop and document enterprise computing systems requirements and policies		X
2. Develop procedures for performing enterprise systems administration that meet requirements and adhere to defined policies	X
3. Review and approve enterprise systems administration procedures		X
4. Set up and manage user accounts, perform access control, manage files and disk space and manage transaction definitions	X
5. Perform system or component configuration changes necessary to support enterprise computing Services	X
3.1.2.2 Collaborative Computing Services
ACS will perform the collaborative computing Services and activities associated with the support of existing and future tools (e.g. GroupWise, MS Exchange, web meetings). These activities include the acquisition, installation, upgrades, maintenance, support and tuning of system software and utilities for optimal performance. The following table identifies the collaborative computing roles and responsibilities.
Table 4. Collaborative Computing Services Roles and Responsibilities

Collaborative Computing Services Roles and Responsibilities	ACS	Symetra
1. Define collaborative computing policies and procedures		X
2. Participate in defining and accept collaborative computing policies and procedures for functions including email, calendaring and mail messaging delivery components	X
3. Install, test, provide technical support, database administration and security administration for collaborative computing packages	X
4. Provide technical assistance and subject matter expertise support as required by Symetra staff and third-party solution providers	X
5. Provide Email archiving to meet regulatory and compliance requirements	X

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW
3.1.2.3 Remote Access Facilities
ACS will perform the remote access facility Services and activities associated with the installation, management, operations, administration and support of those systems that support remote access to computing facilities and services (e.g. Citrix Metaframe via dial up and Internet, web-based mail, VPN etc., extranet access). The following table identifies the remote access facilities roles and responsibilities.
Table 5. Remote Access Facilities Roles and Responsibilities

Remote Access Facilities Roles and Responsibilities	ACS	Symetra
1. Define remote access policies and procedures		X
2. Participate in defining and accept remote access policies and procedures	X
3. Install, test, provide technical support, administration and security administration for remote access hardware and software	X
4. Provide testing support for defined Symetra applications that will be made available via remote access facilities	X
5. Provide technical assistance and subject matter expertise as required by Symetra infrastructure staff and third-party solution providers for remote access products and solutions	X
6. Perform system or component configuration changes necessary to support remote access Services	X
3.1.2.4 Database Administration
ACS will provide the database administration support Services and activities associated with the maintenance and support of existing and future database (e.g. MS SQL server, FoxPro, IMS, DB2, etc.). This includes responsibility for managing data, namely data set placement, database performance, and data recovery and integrity at a physical level. The following table identifies the database administration roles and responsibilities.
Table 6. Database Administration Roles and Responsibilities

Database Administration Roles and Responsibilities	ACS	Symetra
1. Define authorization requirements for users, roles, schemas, etc. and approve change requests		X
2. Provide security administration including managing role and user database permissions in accordance with Symetra policies	X
3. Perform database restores from export dumps or backups	X
4. Create/refresh development/test/QA databases from production data	X
5. Execute authorization change requests	X

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW

Database Administration Roles and Responsibilities	ACS	Symetra
6. Define database creation, configuration, upgrade, patches and refresh requirements		X
7. Execute database creation, configuration, upgrades, patches and refresh	X
8. Execute all database system level changes (initialization parameters)	X
9. Execute all schema changes for all instances	X
10. Define database data definition requirements for applications (MAC for tables, triggers, attributes, etc.)		X
11. Execute database data definition requirements for applications (MAC for tables, triggers, attributes, etc.)	X
12. Maintain documentation for all database instance parameters and system settings	X
13. Maintain consistency of non-sizing and non-platform specific database parameters and system settings across all like instances; consistency must be maintained according to established development to QA to production life cycle
X
14. Define database definition and manipulation requirements for applications and developer schemas.		X
15. Execute database data definitions for non-managed applications and developer schemas	X
16. Define and execute database performance and tuning scripts and keep database running at optimal performance for Symetra’s workload	X
17. Implement and administer appropriate database management tools across all database instances. Performance metrics and historical data must be available for trending and reporting over a minimum of 6 months
X
18. Identify locking conflicts, latch contention, rollback requirements, etc. for all database instances.	X
19. Resolve locking conflicts, latch contention, rollback requirements, etc. for all database instances		X
20. Provide technical assistance and subject matter expertise to Symetra applications developers and third-party vendor support	X
21. Provide data dictionary expertise, end user data assistance, Data Warehouse metadata definition, data mapping functions and creation of data cubes		X
22. Monitor database and generate automatic trouble tickets for problems	X
23. Open, track, and manage to resolution all database problems	X
24. Patch database software as needed according to established development to QA to production life cycle	X
25. Manage database communication software configuration, installation and maintenance	X
26. Provide database storage management	X
27. Define database backup schedules, retention periods, levels (i.e. full, incremental, or differential)		X
28. Execute Symetra’s database backup and recovery policies	X

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW
3.2 Exclusions
The following items are specifically excluded from this Data Center Services SOW:
a.	Specialized output processing, and scanning
4.0 Service Management
4.1 Objectives
A key objective of the Agreement is to attain service-level requirements (SLRs) and service level agreements (SLAs). SLRs are detailed in the following sections of this Data Center Service SOW and SLAs are detailed in Schedule 5 of the Agreement — Fee Reductions.
ACS shall provide written reports to Symetra regarding ACS’ compliance with the SLRs/SLAs specified in this Data Center Services SOW.
4.2 Definitions
The following defined terms shall apply to this Date Center Services SOW and the applicable SLRs/SLAs:
Administrative Functions – Routine functions such as setting up userIDs, changing authorization tables, changing account codes, and similar functions handled by ACS.
Availability - The percentage of time the service is fully operational.
Availability(%) = 100% — unavailability (%)
Where unavailability is defined as:
S outage duration x 100
Scheduled Time – planned outage
Incident Resolution Time – The time elapsed from the initiation of a trouble ticket until service is restored.
Measurement Interval – The period of time performance will be calculated. This takes into consideration the impact of continuous outage. For example, a monthly measurement interval for a 99% minimum performance for a 7x24 system with 8 hours of weekly planned downtime would allow 6.4 hours of a continuous outage with no other outages during the month. A weekly interval would only allow 1.6 hours of a continuous outage.
Online Response Time - Amount of time required to refresh end user screen from point that enter command is given from end user device. Includes CICS, IMS, DB2, and TSO.
Priority Levels – Symetra-defined category that identifies the degree of Incident importance and associated ACS response requirements attributed to an Incident.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW
Reporting Interval – The time span between regular performance reporting periods.
SL1 (Storage Level 1) – SAN storage based upon a utility pricing model which is subject to storage SLAs requiring data set restoration to commence within 3 hours or less following a request. SL1 applies to both mainframe and midrange/server systems.
SL2 (Storage Level 2) – SAN storage based upon a utility pricing model which is subject to storage SLAs/SLRs requiring data set restoration to commence within 8 hours or less following a request. SL2 applies to both mainframe and midrange/server systems.
Scheduled Time – The time during which Service is to be operational as designated in the applicable SLR table.
Service Level Requirement (SLR) – The percentage of time or instances that the Target SLR must be met.
Target – The desired level of service Symetra is seeking for that particular SLA/SLR.
4.3 Service Level Requirements (SLRs)
ACS shall meet the following SLRs commencing on the Handover Date (unless a different date is expressly set forth in a particular SLR) . ACS must consistently meet or exceed the following SLRs. SLRs associated with fee reductions are detailed in Schedule 5 of the Agreement — Fee Reductions. All times referenced are in Pacific Standard Time.
Table 7. General System Availability SLRs

Definition	General system Availability is defined as the server CPU, system memory, disks and peripherals up to the connection to the network. Availability is for the single unit and is not the Availability of the aggregated servers at Symetra.

All pre-scheduled system downtime, unless otherwise agreed upon in advance by Symetra, will occur:

Pre-Scheduled Downtime Requirements	a.	For the systems with 24x7x365 requirements—all pre-scheduled maintenance shall be performed based on Symetra’s change management policy
	b.	For systems having non-24x7x365 requirements—pre-scheduled maintenance shall be performed outside of the normal system Availability timeframe
GENERAL SYSTEM AVAILABILITY SLRs

	Service	Performance	SLR
System	Measure	Target	Performance %
Mainframe OS and subsystems	Availability per system (SLA/SLR will be in effect 90 days after the applicable Handover Date)	Sun-Sat, 0000-2400	[***]%

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW
GENERAL SYSTEM AVAILABILITY SLRs

	Service	Performance	SLR
System	Measure	Target	Performance %
Windows servers	Per Unit Availability	7x24x365	[***]%

QA/Test systems and servers	Availability per server	Mon- Sat 0400-1900	[***]%

Development servers	Availability per server	Mon-Sat, 0400-1900	[***]%

	Formula	Availability(%) = 100% - unavailability (%)

Where unavailability is defined as:

(S outage duration x 100%) ÷ (Schedule Time – planned outage)

The Parties may mutually agree in accordance with the change management procedures to treat an emergency upgrade as a “planned outage” for the purposes of the foregoing calculation.

	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows

	Measurement tool	To be agreed by the Parties
Table 8. Application Platform Response Time SLRs

Definition	End-to-end response time for online application platforms including (e.g.) CICS, IMS/DC, TSO, IIS, etc. SLR is associated only to the detection and notification of abnormal transactional experiences.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW
APPLICATION PLATFORM ONLINE RESPONSE TIME SLRs

	Service	Performance	SLR
Application Platform	Measure	Target	Performance %
Online transaction performance, (transaction types and parameters are to be agreed by the Parties during the 120-day baseline period)	Notification of failure event of metric below (SLR in effect 120 calendar days after the applicable Handover Date). Hourly measurement of aggregate transaction (end-to-end response time).	Initiate incident management ticket and commence troubleshooting procedure ≤ 1 hour of notification during Business Day Hours, or ≤ 4 hours during non-Business Day hours.

		Up to (10) transaction types and operational parameters are to be defined and maintained by Symetra for measurement in a response time procedures guide.	[***]%

	Formula	Performance = transactions completed within performance Target /total transactions

	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows

	Measurement tool	To be agreed by the Parties
Table 9. Batch Processing SLRs

Definition	Scheduled production batch: jobs include system setup, execution and completion of normally scheduled production batch jobs Demand and test batch: jobs include time for system setup and initiation of job execution for ad-hoc requests, non-standard, and non-prescheduled batch jobs
BATCH PROCESSING SLRs

Batch Processing	Service	Performance	SLR
Type	Measure	Target	Performance %
Scheduled production batch	Per Scheduled Time (SLA/SLR will be in effect 90 calendar days after the applicable Handover Date)	Complete jobs per Symetra’s approved schedule	[***]%

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW

Batch Processing	Service	Performance	SLR
Type	Measure	Target	Performance %
Month end production batch	Per Scheduled Time (SLA/SLR will be in effect 90 calendar days after the applicable Handover Date)	Complete jobs per Symetra’s approved schedule	[***]%

Demand production batch	Response time (SLA/SLR will be in effect 90 calendar days after the applicable Handover Date)	30 minutes to initiation	[***]%

Demand test batch	Response time (SLA/SLR will be in effect 90 calendar days after the applicable Handover Date)	30 minutes to initiation	[***]%

	Formula	Total number of jobs completed within performance Target /total number of jobs executed during Measurement Interval

	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows

	Measurement tool	To be agreed by the Parties
Table 10. Output Delivery SLRs

Definition	Symetra –defined data output requirements for a variety of output delivery formats and destinations, as well as processing requirements (includes remote printing and print to file). Confirmation of delivery and reporting of output volumes is required. Various ACS systems/servers direct output to remote printers and other enterprise systems (fax, pager, e-mail) at various locations, with output delivered to the appropriate system according to ACS-approved schedules and without errors. For delivery to resources external to ACS control, queuing of work at ACS hosting site due to Availability of equipment or a confirmed delivery to the target destination will fulfill the delivery requirement.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW
OUTPUT DELIVERY SLRs

Output Delivery	Service	Performance	SLR Performance %
Type	Measure	Target
Mainframe high-speed printer Availability at Symetra headquarters	Printer Availability	Daily print: ≤ 6 hr after job completes Evening print: By 0700 next morning	[***]%

	Formula	Number of jobs completed within performance Target /total number of scheduled jobs

	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows

	Measurement tool	To be agreed by the Parties
Table 11. General Administrative Functions SLRs
GENERAL ADMINISTRATIVE FUNCTIONS SLRs

General		Performance
Administration Task	Service Measure	Target	SLR Performance %
Setup or modify job scheduler definition and dependencies	Response time	Next Business Day (all daily requests)	[***]%

One time schedule change for existing scheduled jobs	Response time	2 hours (all daily requests)	[***]%

Setup/modify user ID or authorization changes. (NOTE: password resets NOT included in this SLA)	Response time 1-5 user IDs 6-10 users IDs >10 user Ids	≤ 2 Business Days ≤ 3 Business Days per agreed upon time per agreed upon time	[***]%

Notification of priority Level 1 outage to help desk	Response time	≤ 10 minutes of discovery	[***]%

Notification of priority Level 2 and 3 outage to help desk	Response time	≤ 20 minutes of discovery	[***]%

	Formula	Number of requests completed within performance Target /total of all requests occurring during Measurement Interval

	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows

	Measurement tool	To be agreed by the Parties
Table 12. System Server Administration SLR

Definition	Actions by ACS for proactive monitoring and intervention to minimize capacity bottlenecks and activities required to implement ACS-approved system capacity and operational usage change requests.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW
SYSTEM SERVER ADMINISTRATION SLRs

System		Performance	SLR
Administration Task	Service Measure	Target	Performance %
Notification of sustained average daily CPU utilization	15 day sustained avg. daily CPU utilization approaches 70% of installed processor capacity	Within 1 day	[***]%

Allocate additional server storage resources pre-defined parameters/observed growth patterns via the standard change management process	Proactive monitoring and preemptive intervention to advise ACS of need to increase capacity.	Total monthly storage capacity utilization measured in GBs used approaches 80% of installed capacity within 1 day	[***]%

On-demand disk storage capacity change requests	Elapsed time	Increases/decreases of ± 10% of installed storage capacity within 7 Business Days	[***]%

Storage administration requests (work packs, pools)	Response time	Within one Business Day subject to agreed upon change management procedures	[***]%

System security requests (ACF2)	Response time	Next Business Day	[***]%

Deploy service/security patches/anti-virus updates necessary to fix/repair environment vulnerabilities	Response time	Same Business Day as signoff subject to agreed upon change management procedures	[***]%

Capacity/performance trend analysis and reporting across all platforms	Monthly measurement/analysis and periodic notification on resource utilization and trends for critical system resources	Monthly analysis reports Interim reports on rapidly developing events and trends identification	[***]%

	Formula	Number of requests completed within performance Target /total of all requests occurring during Measurement Interval

	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows

	Measurement tool	To be agreed by the Parties

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW
Table 13. Server Software Refresh SLRs

Definition	Software refresh for all upgrades and new releases
Server Software Refresh SLRs

Server Software	Service	Performance	SLR
Refresh	Measure	Target	Performance %
Notification of vendor software upgrades and new releases	Response time	Within 30 days after SW vendor general availability announcement	[***]%

Implementation of service packs and updates to “dot” releases	Response time	Within 60 days after approved by Symetra	[***]%

Implementation of version or major release updates	Response time	Within 120 days after approved by Symetra	[***]%

	Formula	Number of requests completed on time/total of all requests occurring during Measurement Interval

	Measure Interval	Capture daily, measure monthly, report monthly within approved operational windows

	Measurement tool	To be agreed by the Parties
Table 14. Database Administration SLRs

Definition	Performance of all database administration tasks including, but not limited to software installation, patching, performance monitoring and tuning, instances creation and refresh, and recovery operations. For SLA measurement, production requests MUST be executed within the highest service level.
Database Administration SLRs

	Service	Performance	SLR
Description	Measure	Target	Performance %
Instance creation & refresh	Response time	Create = 2 Business Days Refresh = 1 Business Day	[***]%

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW

	Service	Performance	SLR
Description	Measure	Target	Performance %
Create User ID, grants, revokes, create tablespace, other data definition requests (SLA/SLR will be in effect 30 days after the applicable Handover Date)	Response time	2 hours (1-5 requests daily) 4 hours (6-10 requests daily) 2 Business Day Hours > 10 daily	[***]%

Schema changes and stored procedures (SLA/SLR will be in effect 30 days after the applicable Handover Date)	Response time	1 Business Day	[***]%

Response to application performance tuning and maintenance per change management process	Response time	Proactive monitoring and preemptive intervention to maintain required performance levels. Two hours to respond to ad-hoc requests.	[***]%

SL1 database data restore requests for production & regulatory data (data backup to intermediate SAN storage, restore from intermediate SAN storage) (SLA/SLR will be in effect 90 calendar days after the applicable Handover Date)
	Response time to initiate the restore Data 1 week old or less	< 3 hours from Symetra request	[***]%

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW

	Service	Performance	SLR
Description	Measure	Target	Performance %
SL2 database data restore requests for recovery of test data or data volume back-ups (data backup to tape; restore from tape) (SLA/SLR will be in effect 90 calendar days after the applicable Handover Date)
	Response time to initiate the restore Data 1 week old or less	< 8 hours from Symetra request	[***]%

	Formula	Number of requests completed on time/total of all requests occurring during Measurement Interval

	Measure Interval	Capture daily, measure monthly, report monthly within approved operational windows

	Measurement tool	To be agreed by the Parties
Software Upgrade SLRs

		Performance	SLR
Description	Service Measure	Target	Performance %
Software patches	Response time	Individual patches & requisite patches (1–20 patches) Same business day per change management process, completed within availability window.	[***]%

Software patches	Response time	Service packs and updates to “dot” releases Within 5 Business Days per change management process. Required downtime is outside of the normal availability window.	[***]%

Software patches	Response time	Version or major release updates within 5 Business Days per change management process. Required downtime is outside of the normal availability window.	[***]%

	Formula	Number of requests completed on time/total of all requests occurring during Measurement Interval

	Measure Interval	Capture daily, measure monthly, report monthly within approved operational windows

	Measurement tool	To be agreed by the Parties

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2B—Data Center Services SOW
4.4 Reports
Without limiting the terms of Section 2.11.1 of the Agreement, ACS shall provide written reports to Symetra regarding ACS’ compliance with the SLRs in addition to the reports specified in this Data Center Services SOW.
5.0 Referenced SOW Appendices and SOW Schedules
5.1 Referenced Data Center SOW Appendices

SOW Appendix	Description
B.3	Data Center Supported Databases

B.4	ACS Data Center Facilities
5.2 Referenced ITSA Schedules

ITSA Schedule	Description
Schedule 3	Fees

Schedule 5	Fee Reductions

Confidential Information

Appendix B.3 – Data Center Supported Databases
CICS Prod

			Monthly
	App/Dept	Monthly Admin	Tran
Application/Department	Code(s)	Hours	Volume	Trans	Programs	Files	TDqueue	TSqueue	Mapsets	DB2Entry	DB2Tran	Terminals
CICS Systems
Acctg, Budget, & Cost (ABC)	[***]	*	40074	3	306	35			119	1	1
Check Distribution (CDS)	[***]	*	71341	7	328	53			144
D3	[***]	*	18695	74	72	7			141	1	1
Control-D	[***]	*	68886	3	9	0			0
CAPS (Expense)	[***]	*	385	3	62	11			42
CK4 [CyberLife]	[***]	*	1227396	19	16	30			2
PARIS	[***]	*	2479783	706	917	0			781	1	3
Tax Reporting System	[***]	*	14219	38	41	9			29
Vantage One, DSS, JETS, Repetitive Payment	[***]	*	273482	18	947	30			0	3	10

Totals:		0	4194261	871	2698	175	0	0	1258	6	15	0

*	Nominal
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information—For internal use only.

1

Appendix B.3 – Data Center Supported Databases
IMS Prod

		Monthly	Monthly
	App/Dept	Admin	Tran		# of Online	DBs
Application System	Code(s)	Hours	Volume	3390 Tracks	Transactions	[DBDs]	PSBs
IMS Support
Annuity Benefit	[***]	*	157657	9452	8	10	58
Life Agency	[***]	*	1209	2899	1	5	9
Life Alpha	[***]	*	0	2717	0	3	2
Group Policy Administration	[***]	*	44051	21558	9	12	110
Safeco Credit Life	[***]	*	1219	5060	4	28	4
Safeco Credit	[***]	*	9156	19323	5	70	13
Table Management	[***]	*	0	1307	0	4	6

Totals:			213292	62316	27	132	202

*	Nominal

-	existing IMS production applications are static

-	standard backup jobs

-	standard application job backout using DBRC

-	occasional restore and reorg batch jobs
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information—For internal use only.

2

Appendix B.3 – Data Center Supported Databases
DB2 Prod

		Monthly
	App/Dept	Admin					Stored
Application/Department	Code(s)	Hours	GB	DBs	Tables	Indexes	Procs
Mainframe Systems
BMC	[***]	*
Life Annuity Department	[***]	*	.40	1	121	8
Life Annuity Systems	[***]	0	.60	1	25	48
Acctg, Budget, & Cost (ABC)	[***]	10	6.71	1	8	34
Check Distribution (CDS)	[***]	0	2.46	1	1	10
D3	[***]	10	10.41	7	322	301	6
ELRA ?	[***]	10	.28	2	55	123	160
Life Retirement Services Dept.	[***]	*	1.16	3	1491	0
CAPS (Expense)	[***]	0	.01	1	1	1
Life Marketing Department	[***]	*	.73	1	418	11
PARIS	[***]	25	72.13	30	592	607	6
Repetitive Payment	[***]	5	.05	2	78	90	0
Life Trac 2000	[***]	5	.07	1	48	101	62
Tax Reporting System	[***]	0	.52	1	7	7
Data Exchange (Jets)	[***]	5	.22	2	39	37	0
Vantage One	[***]	15	6.76	9	249	242	0
DSS	[***]	15	20.90	5	85	144	36
Princeton Relational tools	[***]	*	.01	1	12	12
QMF	[***]	*
Security Level for CICS	[***]	*	.01	1	4	5

Totals:		100	123.43	70	3556	1781	270

*	Nominal
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information—For internal use only.

3

Appendix B.3 – Data Center Supported Databases
VSAM Prod

	App/Dept	3390
Application System	Code(s)	Tracks	KSDS	ESDS
Mainframe Systems
Acctg, Budget, & Cost (ABC)	[***]	23503	27	0
Check Distribution (CDS)	[***]	9973	64	9
CAPS (Expense)	[***]	10388	8	2
Group Benefits	[***]	4066	2	0
CK4 [CyberLife]	[***]	303549	61	10
Repetitive Payment	[***]	1880	51	0
Tax Reporting	[***]	12328	11	0
Vantage One	[***]	18692	55	0
Vantage One — DSS	[***]	1740	9	0
Automated Balancing	[***]	93	1	0

Totals:		386212	289	21

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information—For internal use only.

4

Appendix B.3 – Data Center Supported Databases
SQL Server Prod

	Monthly
	Admin										Foreign		Default	Primary		Scalar	UQ		Tbl
Application/Department	Hours	Server	Instance	Version	DBs	Size mb	Tables	Indexes	Stored Procs	Views	Keys	Triggers	Constraints	Keys	SysTables	Functions	Constraint	Ck Constraint	Function
SQL Server DEV/TAC
[***]		DEVESQ01	anon	8.00.818	LDDITANNTZAdvantage4A01	20	6	54	37	2	0	0	1	1	18	0	0	0	0
[***]		DEVESQ01	anon	8.00.818	LDDITANNTZAdvantage4U01	20	6	54	37	2	0	0	1	1	18	0	0	0	0
[***]		DEVESQ01	anon	8.00.818	LDDITASLAdvantage4A01	20	6	91	37	2	0	0	1	1	18	0	0	0	0
[***]		DEVESQ01	anon	8.00.818	LDDITASLAdvantage4U01	20	6	91	37	2	0	0	1	1	18	0	0	0	0
[***]		DEVESQ01	anon	8.00.818	LDDITIllustrationA01	70	60	214	30	2	0	0	4	55	18	0	0	0	0
[***]		DEVESQ01	anon	8.00.818	LDDITIllustrationU01	40	60	212	30	2	0	0	4	55	18	0	0	0	0
[***]		DEVESQ01	anon	8.00.818	LDDITPASA01	70	6	62	40	2	0	0	1	66	18	0	0	0	0
[***]		DEVESQ01	anon	8.00.818	LDDITPASU01	70	6	62	40	2	0	0	1	6	18	0	0	0	0
[***]		DEVESQ01	anon	8.00.818	LDDITPDMA01	15	53	240	33	2	39	0	1	52	18	0	0	0	0
[***]		DEVESQ01	anon	8.00.818	LDDITPDMU01	15	53	240	33	2	39	0	1	52	18	0	0	0	0
[***]		DEVESQ01	anon	8.00.818	LDDITSafeCoAIAdvantage4A01	35	6	88	37	2	0	0	1	1	18	0	0	0	0
[***]		DEVESQ01	anon	8.00.818	LDDITSafeCoAIAdvantage4U01	20	6	88	37	2	0	0	1	1	18	0	0	0	0
[***]		DEVESQ01	anon	8.00.818	LDDITSafecoAULA01	15	3	42	31	2	1	0	1	31	18	1	0	0	0
[***]		DEVESQ01	anon	8.00.818	LDDITSafecoAULU01	15	3	42	31	3	1	0	1	31	18	1	0	0	0
[***]		DEVESQ01	anon	8.00.818	LDDITSafeCoTermA01	15	3	42	30	2	1	0	1	3	18	0	0	0	0
[***]		DEVESQ01	anon	8.00.818	LDDITSafeCoTermU01	15	3	42	30	2	1	0	1	3	18	0	0	0	0
[***]		DEVESQ01	anon	8.00.818	LDDITSchwabAIAdvantage4A01	20	6	88	37	2	0	0	1	1	18	0	0	0	0
[***]		DEVESQ01	anon	8.00.818	LDDITSchwabAIAdvantage4U01	20	6	88	37	2	0	0	1	1	18	0	0	0	0
[***]		DEVESQ01	anon	8.00.818	LDDOpenEnrollA01	10	7	49	58	2	0	0	2	4	18	0	0	0	0
[***]		DEVESQ01	anon	8.00.818	LDDOpenEnrollU01	60	7	49	59	2	0	0	2	5	18	0	0	0	0
[***]		DEVESQ01	anon	8.00.818	LDDSNowA01	263	27	76	100	2	0	0	14	18	18	0	0	0	0
[***]		DEVESQ01	anon	8.00.818	LDDSNowU01	150	36	111	127	2	1	0	21	26	18	0	0	0	0
[***]		DEVESQ01	MSSQLSERVER	8.00.818	FMSInfoBase	100	7	63	31	2	5	0	12	7	18	0	0	0	0
[***]		DEVESQ01	MSSQLSERVER	8.00.818	FundStation	4100	81	610	42	33	0	228	5	80	18	0	1	0	0
[***]		DEVESQ01	MSSQLSERVER	8.00.818	LAXRBO	100	10	79	30	2	4	0	6	9	18	0	0	0	0
[***]		DEVESQ01	MSSQLSERVER	8.00.818	MFISsADDS	100	10	90	83	4	6	0	1	10	18	0	0	0	0
[***]		DEVESQ01	MSSQLSERVER	8.00.818	PNMBONUS	11750	158	946	103	19	1	0	1	121	18	0	0	0	0
[***]		DEVESQ01	MSSQLSERVER	8.00.818	rcnRecon	10500	105	498	41	3	0	66	421	1	18	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	CaseTrack	30	120	390	139	21	146	85	160	114	19	0	67	0	0
[***]		DEVESQ01	tun	8.00.818	CTTraining	25	119	376	121	21	146	85	160	113	19	0	67	0	0
[***]		DEVESQ01	tun	8.00.818	DPARTDB	15	9	46	0	2	0	0	3	0	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	DQUEUEDB	20	230	378	30	2	0	0	3	1	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	DVSUSE	20	25	99	31	2	0	1	4	1	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	DWORKFLO	20	15	72	32	3	0	0	4	1	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	FMSInfoBase	100	7	63	31	2	5	0	12	7	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	FundStation	4100	118	698	74	51	0	277	27	117	19	0	1	0	0
[***]		DEVESQ01	tun	8.00.818	LAGContractingA001	15	20	105	140	5	21	0	0	18	19	0	11	0	0
[***]		DEVESQ01	tun	8.00.818	LAGContractingU001	50	20	81	140	5	21	0	1	19	19	0	11	0	0
[***]		DEVESQ01	tun	8.00.818	LAXRBO	80	10	87	30	2	4	0	6	9	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LBSSPAA001	280	80	278	462	17	73	146	146	78	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LBSSPAU001	412	81	294	460	17	73	146	4	78	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LBSSPAU009	655	81	285	458	16	73	146	81	78	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LCO_CorpQaD01_db	10	40	124	0	2	0	0	0	38	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LCO_PCQaBisD01_db	10	40	115	0	2	0	0	0	38	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LCO_PCQaBPSD01_db	10	40	116	0	2	0	0	0	38	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LCO_PCQaDistD01_db	10	40	119	0	2	0	0	0	38	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LCO_QaAgyD01_db	10	40	122	0	2	0	0	0	38	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LCO_QaAnnD01_db	40	41	144	0	2	0	0	0	38	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LCO_QaDAD01_db	15	40	115	0	2	0	0	0	38	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LCO_QaFMSD01_db	10	40	112	0	2	0	0	0	38	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LCO_QaGrpD01_db	10	40	119	0	2	0	0	0	38	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LCO_QaIndD01_db	10	40	114	0	2	0	0	0	38	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LCO_QaIWSD01_db	10	40	114	0	2	0	0	0	38	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LCO_QaMFundsD01_db	10	40	119	0	2	0	0	0	38	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LDCTimeTrackA001	111	22	129	30	2	21	0	32	22	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LDCTimeTrackU001	100	22	142	30	2	21	0	30	22	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LDDISSPU001	10	0	31	0	0	0	0	0	0	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LDDRfpA001	75	0	59	71	2	6	0	8	7	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LDDRfpU001	75	1	67	71	2	6	0	8	7	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LFXCashManA01	50	0	31	30	2	0	0	1	0	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LFXCashManU01	75	1	33	30	2	0	0	1	1	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LFXSeagateInfo	40	30	125	30	2	0	0	1	1	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LFXSeagateU002	148	30	127	30	2	0	0	1	1	19	0	0	0	0
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information—For internal use only.

5

Appendix B.3 – Data Center Supported Databases
SQL Server Prod

	Monthly
	Admin										Foreign		Default	Primary		Scalar	UQ		Tbl
Application/Department	Hours	Server	Instance	Version	DBs	Size mb	Tables	Indexes	Stored Procs	Views	Keys	Triggers	Constraints	Keys	SysTables	Functions	Constraint	Ck Constraint	Function
[***]		DEVESQ01	tun	8.00.818	LFXSeagateU003	580	30	67	30	2	0	0	1	11	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LifeCashLinkA001	50	16	137	124	2	8	0	34	11	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LifeCashLinkU001	150	16	155	124	2	9	0	31	11	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LifeSFAA045	3000	316	1393	2628	121	60	159	9	218	19	15	15	2	13
[***]		DEVESQ01	tun	8.00.818	LifeSFAU045	4700	316	1473	2629	121	60	159	9	218	19	15	15	2	13
[***]		DEVESQ01	tun	8.00.818	LISPanConA001	130	4	71	40	2	0	0	1	4	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LISPanConU001	613	4	74	40	2	0	0	1	3	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LIXCMA001	125	66	320	184	20	61	1	19	62	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LIXCMU001	150	70	448	204	20	67	1	19	63	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LLPEventPlannerA001	10	3	39	28	2	2	0	1	2	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LLPEventPlannerU001	10	4	44	58	2	2	0	1	3	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LMXAICWkLogA001	60	10	45	33	2	0	0	0	2	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LMXAICWkLogU001	60	10	52	33	2	0	0	0	2	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LMXContractingA001	65	18	87	30	2	20	0	2	19	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LMXContractingU001	65	19	96	60	2	20	0	2	18	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	LMXLifePortalD99	40	1	33	30	2	0	0	1	1	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	MFISsADDS	450	10	84	83	4	6	0	2	10	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	PNMBONUS	3061	155	643	103	18	0	0	1	120	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	QPARTDB	15	10	48	30	2	0	0	4	1	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	QQUEUEDB	15	134	370	30	2	0	0	4	1	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	QVSUSE	20	25	90	31	2	0	1	4	1	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	QWORKFLO	285	14	73	0	3	0	0	3	0	19	0	0	0	0
[***]		DEVESQ01	tun	8.00.818	WLOWirelessOfficeU01	17.5	21	185	30	2	4	29	9	14	19	0	0	0	0
[***]		DEVESQ02	MSSQLSERVER	7.00.1094	IVRAdmin	114	48	205	30	20	0	0	739	48	18	0	0	0	0
[***]		DEVESQ02	MSSQLSERVER	7.00.1094	IVRCIXDB	46	11	42	30	20	0	0	18	11	18	0	0	0	0
[***]		DEVESQ02	MSSQLSERVER	7.00.1094	IVRJobLine	45	20	80	30	22	0	0	25	20	18	0	0	0	0
[***]		DEVESQ02	MSSQLSERVER	7.00.1094	IVRLifeIndividual	80	14	75	31	24	3	0	43	14	18	0	0	0	0
[***]		DEVESQ02	MSSQLSERVER	7.00.1094	IVRLifeRetirement	80	24	67	31	22	14	0	16	24	18	0	0	0	0
[***]		DEVESQ02	MSSQLSERVER	7.00.1094	IVRMutual	90	4	33	2	20	0	0	1	2	18	0	0	0	0
[***]		DEVESQ02	MSSQLSERVER	7.00.1094	IVRTracker	110	2	36	30	20	1	0	4	14	18	0	0	0	0
[***]		DEVESQ02	MSSQLSERVER	7.00.1094	LDDDA001	310	22	118	144	24	1	0	4	12	18	0	0	0	0
[***]		DEVESQ02	MSSQLSERVER	7.00.1094	LDDDU001	298	24	124	161	24	1	0	1	12	18	0	0	0	0
[***]		DEVESQ02	MSSQLSERVER	7.00.1094	LifeARCA001	144	16	53	57	20	1	0	1	15	18	0	0	0	0
[***]		DEVESQ02	MSSQLSERVER	7.00.1094	LifeARCU001	75	16	51	58	20	1	0	1	15	18	0	0	0	0
[***]		DEVESQ02	MSSQLSERVER	7.00.1094	LifeCashLinkA001	50	16	135	133	20	9	0	34	11	18	0	0	0	0
[***]		DEVESQ02	MSSQLSERVER	7.00.1094	LifeCashLinkU001	190	16	152	123	20	9	0	34	11	18	0	0	0	0
[***]		DEVESQ02	MSSQLSERVER	7.00.1094	LifeLINCSBPA001	30	10	62	184	1	7	0	3	10	18	0	0	0	0
[***]		DEVESQ02	MSSQLSERVER	7.00.1094	LifeLINCSBPU001	30	10	66	187	20	7	0	3	9	18	0	0	0	0
[***]		DEVESQ02	MSSQLSERVER	7.00.1094	LifeLMCA001	15	4	37	45	20	0	0	1	4	18	0	0	0	0
[***]		DEVESQ02	MSSQLSERVER	7.00.1094	LifeLMCU001	20	4	36	35	20	0	0	1	4	18	0	0	0	0
[***]		DEVESQ02	MSSQLSERVER	7.00.1094	MFISPhoenix	110	24	98	100	20	44	0	23	24	18	0	1	0	0
[***]		DEVESQ03	MSSQLSERVER	7.00.1094	LifeLINCA001	240	53	167	340	24	0	0	3	17	18	0	1	0	0
[***]		DEVESQ03	MSSQLSERVER	7.00.1094	LifeLINCU001	370	56	188	370	24	1	0	8	21	18	0	1	0	0
[***]		DEVESQ03	MSSQLSERVER	7.00.1094	MFISeFIRE	50	16	72	70	20	15	0	1	16	18	0	0	0	0
[***]		DEVESQ03	MSSQLSERVER	7.00.1094	MFISInvestWebForms	50	16	55	79	21	13	0	188	16	18	0	0	0	0
[***]		DEVESQ03	MSSQLSERVER	7.00.1094	MFISSiteServices	30	3	34	32	20	0	0	27	3	18	0	0	0	0
[***]		DEVSV015	MSSQLSERVER	8.00.818	EventLog	150	3	36	32	20	0	0	2	1	18	0	0	0	0
[***]		DEVSV035	MSSQLSERVER	7.00.1094	EURLifePortalD01	125	30	122	30	20	0	0	1	12	18	0	0	0	0
[***]		DEVSV035	MSSQLSERVER	7.00.1094	EURLifeReporterD01	50	15	73	31	20	0	0	1	14	18	0	0	0	0
[***]		DEVSV035	MSSQLSERVER	7.00.1094	EventLog	125	3	36	32	20	0	0	2	1	18	0	0	0	0
[***]		DEVSV035	MSSQLSERVER	7.00.1094	LifeEAFA001	284	21	100	153	20	12	0	1	19	18	0	8	0	0
[***]		DEVSV035	MSSQLSERVER	7.00.1094	LifeEAFU001	60	21	102	153	20	12	0	2	19	18	0	9	0	0
[***]		DEVSV035	MSSQLSERVER	7.00.1094	LifeFundPerfA001	20	21	199	397	70	15	0	24	51	18	0	9	0	0
[***]		DEVSV035	MSSQLSERVER	7.00.1094	LifeFundPerfU001	20	21	160	341	60	10	0	23	41	18	0	9	0	0
[***]		DEVSV035	MSSQLSERVER	7.00.1094	MFISPhoenix	110	0	98	100	20	44	0	23	24	18	0	1	0	0
[***]		DEVSV035	TAC	8.00.760	MFISsADDS	450	9	82	51	4	6	0	1	9	19	0	0	0	0
[***]		DSMRDCCL02	MSSQLSERVER	8.00.818	LCLClarifyA01	350	692	2111	2376	478	0	3	688	1	18	0	0	0	0
[***]		DSMRDCCL02	MSSQLSERVER	8.00.818	LCLClarifyT01	350	691	2083	2346	478	0	3	427	0	18	0	0	0	0
[***]		DSMRDCCL02	MSSQLSERVER	8.00.818	LCLClarifyU01	400	692	2108	2382	478	0	3	681	1	18	0	0	0	0

Totals:						53051.5	6188	25163	21076	2827	1260	1539	4415	3115	2255	32	227	4	26

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information—For internal use only.

6

Appendix B.3 – Data Center Supported Databases
CICS Test

		Monthly	Monthly
	App/Dept	Admin	Tran
Application/Department	Code(s)	Hours	Volume	Trans	Programs	Files	TDqueue	TSqueue	Mapsets	DB2Entry	DB2Tran	Terminals
CICS Systems
Acctg, Budget, & Cost (ABC)	[***]	*	634	18	1836	210			714	6	6
Check Distribution (CDS)	[***]	*	481	42	1968	318			864
D3	[***]	*	960	740	720	70			1410	10	10
Control-D	[***]	*	1	3	9
CAPS (Expense)	[***]	*	120	9	186	33			126
CK4 (CyberLife)	[***]	*	59250	837	144	270			18
PARIS	[***]	*	40900	5648	7336				6248	8	24
Tax Reporting System	[***]	*	1156	228	246	54			174
Vantage One, DSS, JETS, Repetitive Payment	[***]	*	127456	180	9470	300				30	10

Totals:		0	230958	7705	21915	1255	0	0	9554	54	50	0

*	Nominal
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information—For internal use only.

7

Appendix B.3 – Data Center Supported Databases
IMS Test

		Monthly	Monthly
	App/Dept	Admin	Tran			# of Online	DBs
Application System	Code(s)	Hours	Volume		3390 Tracks	Transactions	[DBDs]	PSBs
IMS Support
Annuity Benefit	[***]	*	*	*	644	8	10	58
Life Agency	[***]	*	*	*	151	1	5	9
Life Alpha	[***]	*	*	*	2581	0	3	2
Group Policy Administration	[***]	*	*	*	20579	9	12	110
Safeco Credit Life	[***]	*	*	*	5465	4	28	4
Safeco Credit	[***]	*	*	*	20488	5	70	13
Table Management	[***]	*	*	*	991	0	4	6

Totals:					50899	27	132	202

*	Nominal

-	existing IMS test applications are static
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information—For internal use only.

8

Appendix B.3 – Data Center Supported Databases
DB2 Test

		Monthly
	App/Dept	Admin					Stored
Application/Department	Code(s)	Hours	GB	DBs	Tables	Indexes	Procs
Mainframe Systems
BMC	[***]	*
Life Annuity Department	[***]	*
Acctg, Budget, & Cost (ABC)	[***]	0	1.11	12	53	206
Check Distribution (CDS)	[***]	0	0.01	2	1	20
D3	[***]	40	31.81	68	1389	2780	12
ELRA ?	[***]	0	0.46	6	119	242	320
Life Retirement Services Dept.	[***]	*	0.63	9	409	10
CAPS (Expense)	[***]	0	0.01	3	3	3
Life Marketing Department	[***]	*	0.45	3	1013	33
PARIS	[***]	20	40.01	104	1146	2165	47
Repetitive Payment	[***]	5	0.20	9	342	273
Life Trac 2000	[***]	5	0.12	2	98	202	124
Tax Reporting System	[***]	0	0.12	3	24	21
Data Exchange (Jets)	[***]	5	1.74	10	349	368
Vantage One	[***]	45	12.14	83	2004	4242
Vantage One — DSS	[***]	55	109.61	29	730	1090	82
Princeton Relational tools	[***]	*
QMF	[***]	*
Security Level for CICS	[***]	*

Totals:		175	198.42	343	7680	11655	585

*	Normal
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information—For internal use only.

9

Appendix B.3 – Data Center Supported Databases
VSAM Test

	App/Dept	3390
Application System	Code(s)	Tracks	KSDS	ESDS
Mainframe Systems
Acctg, Budget, & Cost (ABC)	[***]	52651	149	0
Check Distribution (CDS)	[***]	35280	307	24
CAPS (Expense)	[***]	1044	24	3
Group Benefits	[***]	0	0	0
CK4 [CyberLife]	[***]	397598	681	130
Repetitive Payment	[***]	1933	18	18
Tax Reporting	[***]	88221	47	6
Vantage One	[***]	147954	772	0
Vantage One — DSS	[***]	15744	32	0
Automated Balancing	[***]	78	1	0

Totals:		740503	2031	181

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information—For internal use only.

10

Appendix B.3 – Data Center Supported Databases
SQL Server Test

	Monthly
	Admin										Foreign		Default	Primary		Scalar	UQ		Tbl
Application/Department	Hours	Server	Instance	Version	DBs	Size mb	Tables	Indexes	Stored Procs	Views	Keys	Triggers	Constraints	Keys	SysTables	Functions	Constraint	Ck Constraint	Function
SQL Server Production
[***]		HOXESQ03	MSSQLSERVER	7.00.1094	LifeCashLinkP001	420	16	141	134	20	8	0	33	11	18	0	0	0	0
[***]		HOXESQ03	MSSQLSERVER	7.00.1094	MFISPhoenix	110	24	98	100	20	44	0	213	24	18	0	1	0	0
[***]		HOXESQ05	ANON	8.00.818	LDDITANNTZAdvantage4P01	35	6	54	37	2	0	0	1	1	19	0	0	0	0
[***]		HOXESQ05	ANON	8.00.818	LDDITASLAdvantage4P01	35	6	91	37	2	0	0	1	1	19	0	0	0	0
[***]		HOXESQ05	ANON	8.00.818	LDDITIllustrationP01	300	60	214	30	2	0	0	4	55	19	0	0	0	0
[***]		HOXESQ05	ANON	8.00.818	LDDITPASP01	745	6	65	40	2	0	0	1	6	19	0	0	0	0
[***]		HOXESQ05	ANON	8.00.818	LDDITPDMP01	15	53	240	33	2	39	0	1	52	19	22	0	0	0
[***]		HOXESQ05	ANON	8.00.818	LDDITSafeCoAIAdvantage4P01	35	6	88	37	2	0	0	1	1	19	0	0	0	0
[***]		HOXESQ05	ANON	8.00.818	LDDITSafecoAULP01	15	3	42	31	2	1	1	1	3	19	0	0	0	0
[***]		HOXESQ05	ANON	8.00.818	LDDITSafeCoTermP01	15	3	42	30	2	1	0	1	3	19	0	0	0	0
[***]		HOXESQ05	ANON	8.00.818	LDDITSchwabAIAdvantage4P01	20	6	88	37	2	0	0	1	1	19	0	0	0	0
[***]		HOXESQ05	ANON	8.00.818	LDDOpenEnrollP01	10	6	49	58	2	0	0	2	4	19	0	0	0	0
[***]		HOXESQ05	ANON	8.00.818	LDDSNowP01	500	32	86	110	2	0	0	15	20	19	0	0	0	0
[***]		HOXESQ05	MSSQLSERVER	7.00.1094	LifeEAFP001	50	21	99	153	20	12	0	1	19	18	0	8	0	0
[***]		HOXESQ05	MSSQLSERVER	7.00.1094	LifeFundPerfP001	20	51	183	396	70	15	0	24	51	18	0	0	0	0
[***]		HOXESQ05	MSSQLSERVER	7.00.1094	LifeLINCP001	250	54	198	370	24	0	0	4	18	18	0	1	0	0
[***]		HOXESQ05	MSSQLSERVER	7.00.1094	MFISeFIRE	50	16	68	71	20	15	0	1	16	18	0	0	0	0
[***]		HOXESQ05	MSSQLSERVER	7.00.1094	MFISInvestWebForms	80	16	52	81	21	12	0	188	16	18	0	0	0	0
[***]		HOXESQ05	MSSQLSERVER	7.00.1094	MFISSiteServices	70	3	33	32	20	0	0	27	3	18	0	0	0	0
[***]		HOXESQ10	MSSQLSERVER	8.00.818	EventLog	420	3	36	32	20	0	0	2	1	18	0	0	0	0
[***]		HOXESQ10	MSSQLSERVER	8.00.818	FMSInfoBase	100	7	63	31	2	5	0	12	7	19	0	0	0	0
[***]		HOXESQ10	MSSQLSERVER	8.00.818	FundStation	4100	81	610	42	33	0	228	5	80	19	0	1	0	0
[***]		HOXESQ10	MSSQLSERVER	8.00.818	LAXRBO	100	10	83	30	2	4	0	6	9	19	0	0	0	0
[***]		HOXESQ10	MSSQLSERVER	8.00.818	LIXCMP001	1862	66	450	181	20	61	0	19	62	19	0	0	0	0
[***]		HOXESQ10	MSSQLSERVER	8.00.818	LLPEventPlannerP001	15	4	41	58	2	2	0	1	3	19	0	0	0	0
[***]		HOXESQ10	MSSQLSERVER	8.00.818	MFISsADDS	450	9	82	51	4	6	0	1	9	19	0	0	0	0
[***]		HOXESQ10	MSSQLSERVER	8.00.818	PPARTDB	82	9	46	0	2	0	0	3	0	19	0	0	0	0
[***]		HOXESQ10	MSSQLSERVER	8.00.818	PQUEUEDB	150	76	454	30	2	0	0	4	1	19	0	0	0	0
[***]		HOXESQ10	MSSQLSERVER	8.00.818	PVSUSE	20	24	90	1	2	0	1	3	0	19	0	0	0	0
[***]		HOXESQ10	MSSQLSERVER	8.00.818	PWORKFLO	4300	15	81	30	3	0	0	4	1	19	0	0	0	0
[***]		HOXESQ11	MSSQLSERVER	8.00.818	MFISFundstnSAArchive	3300	69	286	38	26	0	18	5	68	19	0	1	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	CaseTrack	60	120	440	151	21	146	85	167	114	19	0	67	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	LAGContractingP001	20	20	91	140	5	21	0	1	19	19	0	11	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	LBSSPAP000	200	79	207	423	17	73	146	3	77	19	0	0	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	LBSSPAP001	425	80	300	464	17	73	146	4	78	19	0	0	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	LBSSPAP002	425	80	300	464	17	73	146	4	78	19	0	0	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	LCO_CorpQaP01_db	20	40	156	0	2	0	0	0	38	19	0	0	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	LCO_PCQaBisP01_db	15	40	135	0	2	0	0	0	38	19	0	0	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	LCO_PCQaBPSP01_db	25	40	141	0	2	0	0	0	38	19	0	0	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	LCO_PCQaDistP01_db	15	40	119	0	2	0	0	0	38	19	0	0	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	LCO_QAadaP01_db	45	40	138	0	2	0	0	0	38	19	0	0	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	LCO_QaAgyP01_db	60	40	194	0	2	0	0	0	38	19	0	0	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	LCO_QaAnnP01_db	70	40	169	0	2	0	0	0	38	19	0	0	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	LCO_QaFMSP01_db	15	40	126	0	2	0	0	0	38	19	0	0	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	LCO_QaGrpP01_db	60	40	152	0	2	0	0	0	38	19	0	0	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	LCO_QaIndP01_db	50	40	146	0	2	0	0	0	38	19	0	0	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	LCO_QaIWSP01_db	15	40	126	0	2	0	0	0	38	19	0	0	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	LCO_QaMFundsP01_db	30	40	147	0	2	0	0	0	38	19	0	0	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	LDCTimeTracking	200	22	151	30	2	21	0	30	22	19	0	0	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	LDDRfpP001	30	7	59	71	2	6	0	8	7	19	0	0	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	LFXSeagateInfo	825	30	122	30	2	0	0	1	1	19	0	0	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	LFXSeagateP001	600	30	127	30	2	0	0	1	1	19	0	0	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	LifeSFAP045	4900	316	1407	2628	151	60	159	9	218	19	15	15	2	13
[***]		HOXESQ14	MSSQLSERVER	8.00.818	LISPanConP001	205	4	73	40	2	0	0	1	4	19	0	1	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	LMXAICWkLogP001	90	10	61	33	2	0	0	0	2	19	0	0	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	LMXContractingP001	140	18	98	30	2	20	0	1	18	19	0	0	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	rcnRecon	10500	3	497	32	20	0	0	2	1	18	0	0	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	WirelessOffice30SQL	20	15	175	30	2	4	0	9	12	19	0	0	0	0
[***]		HOXESQ14	MSSQLSERVER	8.00.818	WLOWirelessOfficeP01	20	21	186	30	2	4	0	9	14	19	0	0	0	0
[***]		HOXESQ15	MSSQLSERVER	7.00.1094	EURLifePortalP01	70	29	100	0	20	0	0	0	11	18	0	0	0	0
[***]		HOXESQ15	MSSQLSERVER	7.00.1094	EURLifeReporterP01	70	14	66	1	20	0	0	0	13	18	0	0	0	0
[***]		HOXESQ15	MSSQLSERVER	7.00.1094	EventLog	400	2	34	2	20	0	0	1	0	18	0	0	0	0
[***]		HOXESQ15	MSSQLSERVER	7.00.1094	IVRAdmin	2650	51	243	30	20	0	0	661	43	18	0	0	0	0
[***]		HOXESQ15	MSSQLSERVER	7.00.1094	IVRCIXDB	150	9	50	30	20	0	0	15	9	18	0	0	0	0
[***]		HOXESQ15	MSSQLSERVER	7.00.1094	IVRJobLine	350	22	104	30	21	0	0	23	22	18	0	0	0	0
[***]		HOXESQ15	MSSQLSERVER	7.00.1094	IVRLifeIndividual	350	15	61	31	24	3	0	43	14	18	0	0	0	0
[***]		HOXESQ15	MSSQLSERVER	7.00.1094	IVRLifeRetirement	350	24	73	31	22	14	0	16	24	18	0	0	0	0
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information—For internal use only.

11

Appendix B.3 – Data Center Supported Databases
SQL Server Test

	Monthly
	Admin										Foreign		Default	Primary		Scalar	UQ		Tbl
Application/Department	Hours	Server	Instance	Version	DBs	Size mb	Tables	Indexes	Stored Procs	Views	Keys	Triggers	Constraints	Keys	SysTables	Functions	Constraint	Ck Constraint	Function
[***]		HOXESQ15	MSSQLSERVER	7.00.1094	IVRMutual	70	5	35	30	20	0	0	1	1	18	0	0	0	0
[***]		HOXESQ15	MSSQLSERVER	7.00.1094	IVRTracker	1150	5	43	30	20	0	0	1	1	18	0	0	0	0
[***]		HOXESQ15	MSSQLSERVER	7.00.1094	LDDDP002	200	22	122	142	24	1	0	4	14	18	0	0	0	0
[***]		HOXESQ15	MSSQLSERVER	7.00.1094	LifeARCP001	300	16	58	57	20	1	4	1	15	18	0	0	0	0
[***]		HOXESQ15	MSSQLSERVER	7.00.1094	LifeLINCSBPP001	20	10	64	196	20	7	0	3	10	18	0	0	0	0
[***]		HOXESQ15	MSSQLSERVER	7.00.1094	LifeLMCP001	20	4	39	45	20	0	0	1	4	18	0	0	0	0
[***]		PSMRDCCL02	MSSQLSERVER	8.00.818	LCLClarifyP01	12381	692	2108	2382	478	0	3	681	1	18	0	0	0	0
[***]		PSMRDCSQ06	PNM	8.00.818	PNMBONUS	11750	158	946	103	19	1	0	1	121	18	0	0	0	0
[***]		PSMRDCSQ07	MSSQLSERVER	8.00.818	FundStation	4100	81	610	42	33	0	228	5	80	19	0	1	0	0

Totals:						71135	3255	15052	10149	1466	753	1165	2292	2051	1418	37	107	2	13

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information—For internal use only.

12

Symetra Enclosure D	5 Appendix B.4 Provider Data Center Facilities
ACS Proposed Data Center Facilities

Hillsboro, Oregon

Hillsboro is a client data center supporting development server hosting and WAN and Internet access.

The Hillsboro facility has 78,485 square feet of space, with 19,570 square feet of raised floor space. The data center contains 120 TB of DASD, 185 tape drives and eight robotic tape silo devices. This facility’s midrange capabilities include Hewlett-Packard (models N, L, K, RP and Superdomes) and Sun (models 200, 420, 3500, 6500 and V880). Midrange operating systems supported include HP-UX, Sun Solaris, OS/400, NT4, and Windows 2000 and 2003.

Access into the facility is strictly controlled through several sophisticated physical security systems and procedures. Access into the facility is controlled by a security guard during normal business hours. After business hours, access is by card reader only. The Operations group is responsible for after-hours security functions.
Average MIPS: 1,967 Platforms: CMOS DASD: 120 TB Midrange Servers: 577 IBM, Compaq, Sun and HP Environments: Sun Solaris, UNIX, HP-UX, HP and IBM Power: Three UPS systems, 2-1,600 kW diesel

Dallas, Texas

The Dallas data center is a single-tenant, single-access facility comprising 611,000 square feet with 85,500 square feet of raised floor space. The Dallas data center is an ACS Enterprise Command Center (ECC) and resides at the ACS corporate headquarters campus.

The Dallas ECC monitors distributed and mainframe environments, thus ensuring that online systems, applications and database subsystems are available and that the data center and systems hardware are problem-free for batch processing. Standard operational procedures are in place for logging, notifying and escalating all incidents that affect processing. The Dallas ECC also provides managed services, including 24x7 system and network monitoring, server and network
Average MIPS: 13,634

Platforms: 27-CMOS

DASD: 223 TB

Midrange Servers: 587

Wintel Servers: 2516 DEC VAX Cluster, Alpha, IBM AS/400, HP3000, HP9000, HPV2200 and Sun E15K

Environments: VMS, Open VMS/UNIX, AIX, OS/400, HP-UX, UNIX, DOS, Novell, Solaris and Linux

Telecom: Two independent OC-48 SONET

Power: TwoUPS, N+2 battery,

1

Symetra Enclosure D	5 Appendix B.4 Provider Data Center Facilities

engineering services, help desk support, network operations and engineering, scheduling, disaster recovery, desktop management services, performance reporting, audits, and other services. The ECC also provides Web hosting services on site of existing infrastructures or for remote sites.
31,250kW diesel, dual power grid

ACS operational teams support platforms such as OS/390, UNIX, Windows (NT and 2000), Linux, OS/400 and VMS.

The Dallas data center’s mainframe processing is based on a CMOS architecture. The data center contains DASD storage, tape drives and robotic tape silo devices. This facility’s midrange platforms include DEC VAX Cluster, Alpha, RS/6000, IBM SP2, IBM AS/400, HP3000, HP9000, HP V2200 and Sun. Midrange operating systems include VMS, Open VMS/UNIX, AIX, OS/400, HP-UX, Windows NT, UNIX, DOS, Novell and Solaris.

All computer, data communications and environmental equipment is served with sophisticated power conditioning equipment to minimize disruptions in service because of exterior power fluctuations. Additionally, all vital system components are attached to an uninterruptible power supply (UPS) system that provides power monitoring and line conditioning, as well as automatic switching to a battery system.

ACS performs a weekly routine testing of all systems to ensure that equipment is in good working order. ACS facilities personnel maintain the emergency procedures in place.

ACS has two utility feeds from separate substations, allowing a transfer to the second feed should if power is lost to the other feed. The Dallas facility comprises N+2 capabilities—two UPS modules, expandable to four. At current loads, the N-battery system can function approximately 30 minutes—at full capacity, 11 minutes—before adding additional support modules to avoid reaching full capacity.

For network support, two independent OC-48 SONET rings currently service the Dallas facility—one from SBC, the other from MCI. Each ring is a four-strand, counter-rotating SONET facility. The two rings have separate entrance facilities. The outside plant components of each ring use separate utility easements as well. Each ring is connected to two geographically separate ISP points of presence (POPs) from AT&T and UUNET.

The facilities are segmented into individual zones that are each fully equipped with fire, smoke and moisture detection systems, thus providing full protection against all environmental hazards.

Halon or FM200 fire protection systems and pre-action sprinkler systems that are loaded with compressed air under

2

Symetra Enclosure D	5 Appendix B.4 Provider Data Center Facilities

normal conditions protect the facilities. The sprinkler systems are activated with water only when an alarm situation occurs. When activated, the sprinklers discharge water in areas indicating unacceptable heat levels. The fire and police departments are electronically notified of any alarm condition.

ACS’ Dallas campus is protected by an eight-foot perimeter fence with a single point of vehicle entry. Security personnel staff the point of entry 24x7. Campus access is permitted via an integrated badge access system with dual redundancy. All access badges include photo ID and are color-coded to distinguish between employees, business partners and temporary personnel. Entrance points are monitored via closed-circuit TV with displays located in permanent security guard posts.

Pittsburgh, Pennsylvania

The Pittsburgh facility is 135,00 square feet of space with 63.481 square feet of raised floor space. Pittsburgh is designated a dedicated ECC providing system and network monitoring, server and network engineering services and help desk support.

The Pittsburgh data center’s mainframe processing is based on CMOS architecture. The data center contains DASD storage, tape drives and robotic tape silo devices. The midrange environment contains a variety of NT, HP, TPM, IBM AS/400, RS/6000, NCR, Sun-UX, Tandem and DEC platforms. Operating systems supported include Windows NT, HP-UX, HP-MPE, OS/400, AIX, NCR-RAS, Solaris, Nonstop Operating System and VMS.

The primary telecommunications service into the facility consists of diversely routed T3 fiber-optic links that are connected to the local telephone switching office. The facility uses multimode OC-48 fiber feeds, one each from Qwest, MCI
Average MIPS: 8,996

Platforms: 25-CMOS

DASD: 18.2 TB

Midrange Servers: 1,823

Wintel Servers: 970 RS/6000, IBM SP2, Sun E15K, NCR, Sun-UX, Tandem and DEC

Environments: NT, VMS, AIX, OS/400, HP-UX, HP-MPE, Solaris, Linux and NCR-RAS

Telecom: T3 fiber optic, 3-OC-48 (Qwest, MCI, AT&T)

Power: Two UPS systems, N+2 battery, 6-1.281 KVA diesel, 1 UPS with 4 mod ,3-N+2 diesel

3

Symetra Enclosure D	5 Appendix B.4 Provider Data Center Facilities

and AT&T. If the primary link fails, service is switched automatically to a backup fiber-optic line.

All computer, data communications and environmental equipment is served with sophisticated power conditioning equipment to minimize disruptions in service because of exterior power fluctuations. All vital system components are attached to a UPS system that provides power monitoring and line conditioning, as well as automatic switching to a battery system. Utility-supplied electrical power to the facility (dual service) is backed by batteries and generators that are controlled by two UPS systems. The facility’s battery systems use a combination of Liebert and Exide technologies that are currently rated at N+2. The battery time on all at preset capacity is approximately is 40 minutes.

The batteries can sustain the facility for up to 15 minutes; however, seven seconds after the facility begins to rely solely on battery backup, electrical power is supplied by six diesel-powered 1.281 KVA generators. These generators have 6,000-gallon underground storage tanks. Both main building systems are rated at N+1. The data center can be sustained indefinitely on its own power system if a prolonged disruption in utility-supplied power occurs.

Routine testing and maintenance is performed to make sure that equipment is in working order. ACS tests at existing loads all emergency switchgear pertaining to the backup systems. All changes and problems relating to facilities are documented and available online for customer review.

Access to the facility’s grounds and buildings is strictly controlled through sophisticated physical security systems and procedures. The facility is secured by a 10-foot chain-link fence topped with layers of razor wire that surrounds the facility. The fence is equipped with sonar detectors that alert a central security command center if anything touches the fence. The entire campus is constantly scanned by a closed-circuit television system and is monitored on a 24x7 basis from the central security command center.

A multi-level security system controls access into and within the buildings, limiting the contact that employees, vendors and visitors have within sensitive areas. The system automatically monitors and records the movement of all building occupants. The data center is segmented into individual zones fully equipped with fire, smoke and moisture detection systems that provide full protection against all environmental hazards.

Bangalore, India The Bangalore facility has 40,000 square feet, with an additional 40,000 square feet in the procurement stage.	Call Center Capacity: 1.000+ agents Switching Platform: Avaya S8700 Multivantage Switching capacity: 5,000 seats

4

Symetra Enclosure D	5 Appendix B.4 Provider Data Center Facilities

This site provides call center support and is being developed to become an ACS ECC, which will provide network monitoring and support. This facility currently provides BPO services, including Customer Care, Finance and Accounting, Human Resources and Transaction Processing. IT services currently provided include the following:

♦      IT development and support

♦      24x7 help desk support

The Bangalore site uses Avaya Definity 3GR switching to provide seamless integration with telecommunication infrastructures. The switching platform is an Avaya S8700 Multivantage with a switching capacity of 5,000 seats. There are 7 E1 connections to Dallas; Lexington, Kentucky; and Sandy and Draper, Utah.

Bangalore has onsite security provided during normal business hours. After business hours, access is by card reader only
Power: Supplied by an ITP-owned 9MW captive power plant with synchronized 220 kW state government power

5

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW
               Attachment A
Schedule 2C
Distributed Computing Services SOW
for
Symetra Life Insurance Company (Symetra)
Draft Revisions WIP October 2006

Confidential Information
Page i

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW

1.0 Distributed Computing Services Overview and Business Objectives	3
1.1 Services Overview	3
1.2 Service Objectives	3
2.0 Service Environment	4
2.1 Scope of the Infrastructure to be Supported	4
2.2 Work-In-Progress	4
2.3 Future initiatives	4
2.4 Baseline Information	5
3.0 Distributed Computing Support Services Requirements	6
3.1 Service Descriptions and Roles & Responsibilities	6
4.0 Service Management	13
4.1 Objectives	13
4.2 Definitions	13
4.3 Service Level Requirements (SLRs)	14
4.4 Reports	17
5.0 Referenced SOW Appendices and SOW Schedules	17
5.1 Referenced Distributed Computing SOW Appendices	17
5.2 Referenced ITSA Schedules	17
List of Tables

Table 1. Distributed Computing Baseline Projections	5
Table 2. General Roles and Responsibilities	8
Table 3. Software Deployment/Management Roles and Responsibilities	9
Table 4. Software Deployment/Management Roles and Responsibilities	11
Table 5. Operations and Administration Roles and Responsibilities	11
Table 6. Server Availability SLR	14
Table 7. Install, Moves, Adds and Changes – Workstation and Peripherals	15

Confidential Information
Page i

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW

Table 8. Software Installation SLR	16
Table 9. Deployment — New Server (from time hardware and software arrive at installation site) SLR	17

Confidential Information
Page ii

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW

1.0	Distributed Computing Services Overview and Business Objectives
1.1 Services Overview
Distributed Computing Services are the services and activities detailed this Distributed Computing Services Statement of Work (the “Distributed Computing Services SOW”), required to provide and support the Symetra Life Insurance Company (Symetra) distributed computing infrastructure (the “Distributed Computing Services”). ACS shall provide and support distributed (i.e. non-data center) infrastructure that includes servers, storage devices, workstations, printers and system software and applications that are attached to the local-area network (LAN) as well as portable and standalone personal computing and other end user devices.
As depicted in Figure 1 below, in addition to the service described in this Distributed Computing SOW, ACS is responsible for providing the services described in Schedule 2A – Cross Functional Services SOW. Figure 1 depicts the relationship between the Cross Functional Services SOW, and all SOWs within the scope of this IT services agreement.

Cross Functional SOW

Data	Distributed	Data	Voice		Output	Content
Center	Computing	Network	Comm.	Help Desk	Processing	Management
Services	Services	Services	Services	Services	Services	Services
SOW	SOW	SOW	SOW	SOW	SOW	SOW
Figure 1: Service Towers with Cross Functional View

1.2	Service Objectives
The following are the key high-level Service objectives Symetra expects to achieve through outsourced Distributed Computing services and this Distributed Computing Services SOW:

■	Meet Symetra business needs for highly available, reliable, and secure services

■	Acquire Distributed Computing Services that achieve the SLRs

■	Improve distributed computing and desktop service/support levels

■	Improve End-User productivity

■	Standardize the distributed computing and desktop environment (hardware and software)

■	Improve security, data management and backup in the distributed environment

■	Improve asset management and control

■	Improve total cost of ownership management

■	Support business initiatives

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW

2.0	Service Environment

2.1	Scope of the Infrastructure to be Supported
The following sub-sections specify the appendices and other relevant materials containing details of the Distributed Computing Services environment to be supported/complied with. Service environment Appendices are to be maintained and reviewed with Symetra by ACS and made available to Symetra on a quarterly basis.
ACS will provide Distributed Computing Services for all Symetra employees and locations 1 .

2.1.1	Hardware and Software
a.	A listing and description of hardware to be supported is provided in Appendix C.1 — Distributed Computing Hardware.

b.	A listing and description of the software and utilities to be supported is provided in Appendix C.2 — Distributed Computing Software.

c.	A listing and description of core images to be supported is provided in Appendix C.3 – Distributed Computing Core Images.

2.1.2	Service Locations
a.	A description of the Symetra service locations for which ACS will provide Distributed Computing Services is provided in Attachment B of the Agreement.

2.1.3	Personnel
a.	ACS will be responsible for providing qualified, and appropriately certified, staffing for the Distributed Computing Services environment as required to perform the Services required hereunder in accordance with the SLRs set forth in this Distributed Computing Services SOW.

2.1.4	Policies, Procedures and Standards
Intentionally Left Blank.

2.1.5	Agreements and Licenses
Intentionally Left Blank.

2.2	Work-In-Progress
Intentionally Left Blank.

2.3	Future initiatives
Intentionally Left Blank.

[1]	Home workers will be supported via another supplier as a pass-through expense.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW

2.4	Baseline Information
Symetra current Distributed Computing utilization and projected usage is presented below. These business requirements represent Symetra’s most realistic projection of the service requirements as of the Effective Date based on a combination of past trends and current anticipated overall business direction over the Term of the Agreement.
These metrics, along with other data which may be pertinent for sizing the solution, are reflected in Schedule 3 — Fees.
Table 1. Distributed Computing Baseline Projections

System	2005	2006	2007	2008	2009	Comments
Headquarters Users	948	971	994	1018	1042	13% growth over 5 yrs/2.4% per yr
Headquarters VIP Users	59	59	59	59	59
Remote Offices	8	8	8	8	8
Remote Office Users	103	103	103	103	103
Tele-workers	138	138	138	138	138
Desktop Computers	1026	1051	1076	1102	1128	15% — 25% desktop pc’s not included in this count
Laptop Computers	309	316	324	332	340	15%- 25% laptops not included in this count
File and Print Servers (Headquarters)	6	6	6	6	7
File and Print Servers (Remote)	10	10	11	11	11
Networked Printers (Headquarters)	100	102	104	106	108
Networked Printers (Remote)	73	75	77	79	81
Non-networked printers	46	47	48	49	50	25% – 50% desktop printers are not included this count
Copiers (Headquarters)	119	122	125	128	131
Copiers (Remote)	45	46	47	48	49
Scanners
Faxes (Headquarters)	102	104	106	109	112
Faxes (Remote)	39	40	41	42	43
Blackberrys	40	41	42	43	44
IMACs – Headquarters & Remote (June 2003 to May 2004)	331	339	347	355	364

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW

3.0	Distributed Computing Support Services Requirements

3.1	Service Descriptions and Roles & Responsibilities
In addition to the Services, activities, and roles and responsibilities described in Schedule 2A — Cross Functional Services SOW, Distributed Computing Services include the following Services, activities and roles and responsibilities.

3.1.1	Distributed Computing Services
The Distributed Computing Services provided by ACS under this Distributed Computer Services SOW include End User device provisioning and support required by Symetra End Users, including the following:
a.	Server Services:
–	Procurement services

–	Installs, moves, adds, changes (IMAC)

–	Operational monitoring, as needed

–	Problem determination and resolution

–	Technical support and break fix

–	Software deployment and management
b.	LAN File/Print/Storage Services:
–	Procurement services

–	Data storage, backup and recovery

–	Network-attached printer support

–	Local application servers

–	LAN user administration

–	Problem determination and resolution

–	Technical support as needed
c.	Symetra Headquarter Workstation/End-User Services (e.g., locally attached desktop computer, laptop computers, printers, accessory cables and workgroup hubs/switches, scanners, standardized personal digital assistant (PDA) devices, CD/DVD burners and integrated machines, LCD, etc.)
–	Operational monitoring, as needed

–	Commercially available system and productivity software deployment and management

–	Problem determination and resolution

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW
–	Technical Support and Break/Fix as needed

–	Management and distribution of Symetra approved standard image and related Symetra approved software

–	Hardware deployment

–	Excludes physical office relocations
d.	Remote Location Workstation/End User Services (e.g., locally attached desktop computer, laptop computers, printers, scanners, fax, copiers, standardized personal digital assistant (PDA) devices, facsimile servers, CD/DVD burners and integrated machines, LCD, etc.)
–	Installs, moves, adds, changes (IMAC), excluding physical office relocations

–	Operational monitoring, as needed

–	Problem determination and resolution

–	Technical support and Break/Fix as needed

–	Commercially available system and productivity software deployment and management

–	Management and distribution of Symetra approved standard image and related Symetra approved software

–	Hardware deployment
e.	Storage Services: Storage services include the hardware, software and staff resources necessary to meet Symetra requirements for storing non-shared and shared information on Symetra’s distributed servers.

f.	Desktop Applications Services: Desktop application services include the IT resources necessary to support business productivity software. Included are personal productivity and office applications services (in accordance with Symetra policies), and other basic IT resources necessary to meet the End User requirement for performing typical office and business functions using commercially developed applications and office suites.

g.	Electronic Mail (e-mail) Services: Support of distributed components of centralized email services (see Schedule 2B — Data Center SOW). This includes support for distributed e-mail applications, e-mail servers, wireless messaging (e.g. BlackBerry), End-User support and e-mail authorized End User account management.

h.	Remote Access Services - Employees: Remote access support services for Symetra employees in remote or home locations.

i.	LAN Services: LAN services include the activities associated with End User administration.

j.	Equipment Disposition will be coordinated by the ACS team, including packaging of disposed equipment for shipping (e.g. palleting, wrapping, boxing, etc).

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW
However responsibility for the actual packing supplies, postage, shipment, and contract management of the disposal service will be retained and executed by Symetra. ACS will recycle boxes and packing materials, as practicable, for re-use and shipping of equipment. Symetra will provide packing boxes and materials if the recycle stock has been depleted.

k.	Inventory Management/Asset Tracking: Management of the inventory and tracking for both new and surplus equipment per Symetra best practices.

3.1.2	General Responsibilities
The following table identifies general roles and responsibilities associated with this Distributed Computing Services SOW. Two columns are provided to identify roles and responsibilities for the Symetra Headquarters location, and two columns are provided to identify roles and responsibilities for Symetra remote office locations. An “X” is placed in the column under the party that will be responsible for performing the task. ACS responsibilities are indicated in the column labeled “ACS”.
Testing of image prior to deployment
Table 2. General Roles and Responsibilities

	Headquarters		Remote Offices
General Roles and Responsibilities	ACS	Symetra	ACS	Symetra
1. Define desktop/End User requirements		X		X
2. Recommend Services and standards for supporting the desktop/End User	X		X
3. Approve services and standards for supporting the desktop/End Users		X		X
4. Procure and own desktop and laptop hardware and software and peripherals.		X		X
5. Deploy and manage desktop and laptop hardware and software (e.g. operating system, standard image, personal productivity and office automation software and services)	X		X
6. Procure and own network-attached servers, storage devices and peripherals	X		X
7. Deploy and manage network-attached servers, storage devices and peripherals	X		X
8. Procure and own locally attached printers, storage devices and miscellaneous peripherals		X		X
9. Deploy and manage locally attached printers, storage devices and miscellaneous peripherals	X		X
10. Provide storage services	X		X
11. Support distributed components of centralized email services provided through Data Center Services SOW	X		X
12. Provide and support remote access services for Symetra employees in remote or home locations	X		X

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW

	Headquarters		Remote Offices
General Roles and Responsibilities	ACS	Symetra	ACS	Symetra
13. Provide Level 1 and 2 Help Desk support for personal productivity and office automation software	X		X
14. Provide Level 2 support for Symetra business applications (e.g. ViewStar, Cognos)		X		X
15. Provide Level 2 support of standard image components required for Symetra business applications.	X		X
16. Provide LAN administration	X		X
17. Provide problem determination and resolution	X		X
18. Provide desktop break/fix and Level 2 hardware and system software support as coordinated through the Help Desk	X		X
19. Provide server Break/Fix and Level 2 hardware and system software support as coordinated through the Help Desk	X		X
20. Provide Level 1 technical support of audio-visual technology in conference rooms and training rooms identified by Symetra.	X		X
21. Provide Level 2 and Break/Fix technical support of audio-visual technology in conference rooms and training rooms identified by Symetra.		X	X
22. Evaluate and recommend desktop-related technology upgrades or refreshes.	X		X
23. Review and approve technology upgrades or refresh plans prior to implementation.		X		X

3.1.3	Core Software Build and Deployment Services
ACS will perform the core software build deployment Services associated with the provision of distributed computing infrastructure. The following table identifies the core software build and deployment roles and responsibilities.
Table 3. Software Deployment/Management Roles and Responsibilities

Remote
	Headquarters		Offices
Core Software Build and Deployment Roles and Responsibilities	ACS	Symetra	ACS	Symetra
1. Recommend core software deployment/management policies and procedures	X		X
2. Review and approve core software deployment/ management policies and procedures		X		X

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW

Remote
	Headquarters		Offices
Core Software Build and Deployment Roles and Responsibilities	ACS	Symetra	ACS	Symetra
3. Provide technical assistance for defining core image specifications for desktop, laptop and servers	X		X
4. Specify proprietary requirements for Symetra core image for desktop and laptop systems.		X		X
5. Approve standard core image specifications		X		X
6. Build core software server image	X		X
7. Build core software desktop image	X		X
8. Package and test for distribution and fallback	X		X
9. Test functionality of approved distribution		X		X
10. Approve package for distribution		X		X
11. Provide necessary utilities/tools to maintain and ensure compliance with core software deployment/management policies and procedures	X		X
12. Manage deployment efforts using formal project management tools, methodologies and standards (e.g. ITIL change and configuration management practices)	X		X
13. Deploy core images (desktop, laptop, servers)	X		X
14. Provide and administer a software distribution facility	X		X
15. After a failure to the end user’s desktop environment, restoral to the end user’s core image with their unique application set and network connections.	X		X
16. Develop scripts and macro programs to automate standard Symetra processes as appropriate (e.g., upgrading desktop images)	X		X
17. Develop, implement, and maintain macro programs for Symetra standard distributed computing applications and processes	X		X
18. Conduct deployment reviews and provide results to Symetra	X		X
19. Review and approve results of deployment reviews		X		X

3.1.4	Symetra Application Software Build and Deployment Services
ACS will perform the software build and deployment Services associated with the provision of Symetra application software. The following table identifies the software build and deployment roles and responsibilities.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW
Table 4. Software Deployment/Management Roles and Responsibilities

Symetra Application Software Build and Deployment Roles and	Headquarters		Remote Offices
Responsibilities	ACS	Symetra	ACS	Symetra
1. Recommend application software deployment/management policies and procedures	X		X
2. Review and approve application software deployment/ management policies and procedures		X		X
3. Provide technical assistance for defining Symetra application software image specifications	X		X
4. Approve Symetra application image specifications		X		X
5. Build Symetra application image		X		X
6. Package and test for distribution and fallback	X		X
7. Test functionality of approved distribution		X		X
8. Approve package for distribution		X		X
9. Manage deployment efforts using formal project management tools, methodologies and standards (e.g. ITIL change and configuration management practices)	X		X
10. Deploy Symetra application images	X		X
11. Provide and administer a software distribution facility	X		X
12. Conduct deployment reviews and provide results to Symetra	X		X
13. Review and approve results of deployment reviews		X		X

3.1.5	Operations and Administration
ACS is responsible for providing a number of operations and administration Services. Operations and administration Services include the activities associated with the day-to-day management of the installed systems and software environment. The following table identifies the operations and administration Services roles and responsibilities that are specific to this SOW.
Table 5. Operations and Administration Roles and Responsibilities

Remote
	Headquarters		Offices
Operations and Administration Roles and Responsibilities	ACS	Symetra	ACS	Symetra
1. Relocation of equipment for interoffice moves.		X		X
2. Provide Install, Add, Change services for desktop and laptop systems and peripherals.	X		X
3. Perform and support hardware and software IMACs, re-installations, updates and downloads for desktops and laptops	X		X
4. Perform and support hardware and software IMACs, re-installations, updates and downloads for servers	X		X

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW

Remote
	Headquarters		Offices
Operations and Administration Roles and Responsibilities	ACS	Symetra	ACS	Symetra
5. Provide on-site technical support to End Users for maintenance and Break/Fix activities	X		X
6. Conduct data and applications migration that is necessary due to any hardware or software IMACs and re-installations for desktops and laptops	X		X
7. Conduct data and applications migration that is necessary due to any hardware or software IMACs and re-installations for servers	X		X
8. Perform LAN/Domain/operating system administration support activities (e.g. IP addressing, file and print sharing, logon user-id and password maintenance) for all managed servers (e.g. file/print, email)
	X		X
9. Define backup/recovery requirements		X		X
10. Define file/database ownership and retention requirements		X		X
11. Perform scheduled incremental and full tape backups of servers	X		X
12. Exchange backup tapes with off-site storage facility	X		X
13. Purchase and manage paper/forms/consumables		X		X
14. Install consumables for printers		X		X
15. Install paper/forms for printers		X		X
16. Remove desktop/end user device print jobs and place in output bins, courier and/or mail		X		X
17. Distribute desktop/end user device print jobs to user locations		X		X
18. Define automated output distribution requirements		X		X
19. Maintain automated output distribution tables		X		X
20. Approve change management results		X		X
21. Manage user accounts, disk space quotas and access control (OS, database, middleware, file systems, disk space, etc.)	X		X
22. Provide support for external financial audits	X		X
23. Provide support for Symetra approved personal digital assistants (PDAs)	X		X
24. Provide Tier 2 support for remote workers using Symetra standard equipment (either home workers or remote office workers) prior to dispatch of a third party support organization	X		X
25. Asset tracking/management per Symetra standard policy and procedures.	X		X
26. Provide ACS with Symetra standard equipment disposition policy and procedures.		X		X

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW

Remote
	Headquarters		Offices
Operations and Administration Roles and Responsibilities	ACS	Symetra	ACS	Symetra
27. Provide equipment disposition services following Symetra standard policy and procedures.	X		X
28. Provide ACS with inventory management policies which also contain information regarding appropriate levels.		X		X
29. Provide inventory management services including tracking and maintaining appropriate inventory levels and reporting.	X		X
30. Establish guidelines for priority on-call services.		X		X
31. Provide priority on-call services in accordance with Symetra standard policy and procedures.	X		X

3.1.6	Special Support Services
ACS will provide the following special Services, including installation/deployment, maintenance, support, break/fix, software and other technical training, upgrades, etc.
a.	VIP Support—Includes all support for designated Symetra Executives/VIPs. This can include support in the home or other remote locations. Help Desk shall immediately dispatch desk side support.

b.	Sales Support – Provide support for designated key identified Sales staff who work from their home or remote offices. Help Desk shall escalate to the priority support person aligned with the key sales staff.

c.	Walk-in Support at Local ACS Support Centers—(e.g., remote End Users temporarily in Symetra offices)

4.0	Service Management

4.1	Objectives
A key objective of the Agreement is to attain the SLRs. SLAs and Project-specific SLAs are specified with Fee Reductions where business is impacted through failure to meet significant mission critical systems or services, or project milestones or objectives warrants a reduction in Fees paid when Service performance requirements are not met. SLRs are detailed in the following sections of this Distributed Computing Services SOW and SLAs are detailed in Schedule 5 — Fee Reductions.
ACS shall provide written reports to Symetra regarding ACS’ compliance with the SLRs specified in this SOW Schedule.

4.2	Definitions
The following defined terms shall apply to this SOW and the following SLRs:
Administrative Functions – Routine functions such as setting up End User IDs, changing authorization tables, changing account codes, and similar functions handled by ACS.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW
Availability - The percentage of time the service is fully operational. Availability represents a measure of the fraction of time during a defined period when the Service provided is deemed to be better than the defined Quality of Service (QoS) threshold (Standard, Enhanced, Premium).
Availability(%) = 100% — Unavailability (%)
Where Unavailability is defined as:
S outage duration x 100
Scheduled Time – planned outage
Break/Fix – An End-User request placed due to a software or hardware problem encountered in accessing or operating IT resources where support Services are required to resolve the problem.
Incident Resolution Time – The time elapsed from the initiation of a Trouble Ticket until Service is restored.
Measurement Interval – The period of time performance will be calculated. This takes into consideration the impact of continuous outage. For example, a monthly measurement interval for a 99% Minimum Performance for a 7x24 system with 8 hours of weekly planned downtime would allow 6.4 hours of a continuous outage with no other outages during the month. A weekly interval would only allow 1.6 hours of a continuous outage.
Peripherals – Equipment such as local printers, workgroup hubs and switches, patch cords, keyboards, mice, etc.
Reporting Interval – The time span between regular performance reporting periods.
Scheduled Time – The time during which Service is to be operational as designated in the applicable SLR table.
Service Level Requirement (SLR) – The percentage of time or instances that the target service level requirement must be met.
Target – The desired level of Service Symetra is seeking for that particular service level metric.

4.3	Service Level Requirements (SLRs)
ACS shall meet the following minimum SLRs commencing on the Handover Date (unless another date is expressly set forth in a particular SLR) that is applicable to Distributed Computing Services. ACS must consistently meet or exceed the following SLRs. SLRs associated with Fee Reductions are detailed in Schedule 5 — Fee Reductions. All times referenced are Pacific Standard Time.
Table 6. Server Availability SLR

Definition	Server Availability is defined as the accessibility and proper functioning of CPU, system memory, disks and peripherals up to the connection to the network.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW

Server Availability
Category	Service Measure	Performance Target	SLR
Remote server availability (SLA/SLR will be in effect 90 days after production deployment date)		Sun-Sat, 0000-2400	[***]%
	Formula	Availability(%) = 100% — Unavailability (%) Where Unavailability is defined as:

(S Outage Duration x 100%) ÷ (Scheduled Time – Planned Outage)
	Measure Interval	Capture daily, measure monthly, report monthly within approved operational windows
	Measurement method	To be agreed by the Parties
Table 7. Install, Moves, Adds and Changes – Workstation and Peripherals

Definition	Defined as an installation, move, add, change of any hardware or software included within the scope of Distributed Computing.

Installs, Moves, Adds, Changes
Request	Service Measure	Performance Target	SLR
1-10 in a single request for new equipment	Schedule installation appointment with the end user	Within 1 business day following receipt of the equipment.	[***]%
1-10 in a single request for new equipment	Elapsed time to deploy	Deployment complete per customer requested schedule	[***]%
More than 10 in a single request	Date and Scheduled Time	As agreed case by case	[***]%
Urgent request, single move	Elapsed time to deploy	Per agreed schedule	[***]%
	Formula	Number of instances within performance Target / total number of instances during Measurement Interval = “Percent (%) Attained”
	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows
	Measurement method	To be agreed by the Parties
Note: Most IMACs performed after business hours.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW
Table 8. Software Installation SLR

Software Installation
Request	Service Measure	Performance Target	SLR
Install software requiring external procurement	Schedule appointment with end-user	Within 1 business day following receipt of software	[***]%
Install software requiring external procurement	Elapsed time to deploy	Deployment complete per customer requested schedule	[***]%
Install software licensed under a Master Services Agreement	Schedule appointment with end-user	Within 1 business day following receipt of request for software	[***]%
Install software licensed under a Master Services Agreement	Elapsed time to deploy	Deployment complete per customer requested schedule	[***]%
Desktop/Laptop operating system (including service packs and non-critical security patches)	Elapsed time to deploy	As agreed per project plan	[***]%
Local and Corporate applications software	Elapsed time to deploy to target population	As agreed per project plan	[***]%
Core software (messaging, browser, etc.)	Elapsed time to refresh	As agreed per project plan	[***]%
Service/Security patches and antivirus updates (SLA/SLR will be in effect 60 days after production deployment date)	Elapsed time to commencement of deployment	Within 24 hrs. Measured from approval or automatic updates from anti-virus vendor	[***]%
	Formula	Number of instances within performance Target / total number of instances during Measurement Interval = “Percent (%) Attained”
	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows
	Measurement method	To be agreed by the Parties
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2C—Distributed Computing Services SOW
Table 9. Deployment — New Server (from time hardware and software arrive at installation site) SLR

Deployment – New Server
Category	Service Measure	Performance Target	SLR
New File & Print and local applications servers Services	Elapsed time to deploy	As agreed per project plan	[***]%
	Formula	Number of instances within performance Target / total number of instances during Measurement Interval = “Percent (%) Attained”
	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows
	Measurement method	To be agreed by the Parties

4.4	Reports
Without limiting the terms of Section 2.11.1 of the Agreement, ACS shall provide written reports to Symetra regarding ACS’ compliance with the SLRs and other Distributed Computing activity reports specified in this Schedule:
N/A

5.0	Referenced SOW Appendices and SOW Schedules

5.1	Referenced Distributed Computing Services SOW Appendices

SOW Appendix	Description
C.1	Distributed Computing Hardware
C.2	Distributed Computing Software
C.3	Distributed Computing Core Images

5.2	Referenced ITSA Schedules

ITSA Schedule	Description
Schedule 3	Fees
Schedule 5	Fee Reductions
Schedule 2A	Cross Functional Services SOW
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information

C-1 Distributed Computing Hardware
Laptop & Desktop Summary Info

	Total CPUs
Office Location / Category	Desktops	Laptops
REDMOND-ADAMS BLDG	6	2
REDMOND-LIFE	590	165
REDMOND-RAINIER BLDG	233	59
REDMOND-SHASTA BLDG		1
SEATTLE-ROOSEVELT COMMONS		1
SEATTLE-WESTLAKE CENTER	1
Total Headquarters	830	228
ALISO VIEJO		2
ATLANTA — ING	4	6
BETHEL PARK LRMS		1
BOTHELL (L&I)	1
CINCINNATI	3	1
DULUTH	14	1
FEDERAL WAY	2
FENTON-SOUTH	1
GOLDEN		1
HARTFORD		2
HOFFMAN ESTATES	3	4
INDIANAPOLIS LRMS	14	14
LAKE OSWEGO	2	2
MAITLAND		1
MIAMI LRMS	24	9
NASHVILLE		1
OVERLAND PARK	2	1
RICHARDSON	10	8
SAN DIEGO — ING	6	3
SOUTH WINDSOR	25	4
SPOKANE		1
W CONSHOHOCKEN		2
UNACCOUNTED	61	10
Total Remote Office & Tele-worker	172	74
Note: This is a low estimate (15-20%) based on system on line at time of count
Confidential Information—For internal use only.

C.1 - Distributed Computing Hardware
Laptops & Desktops Inventory

Office / Branch
Location (computer	Business		MFG Model (Name /	Comments	Comments	Comments
name)	(department name)	MFG Make	Number)	(serial number)	(user name)	(user ID)	Office/City
ALVLGRBETDYK	Grp Dist-Mkt/Sls-Sales-Sca	Compaq	Deskpro	6109DYSZQ785	[***]	[***]	SAN DIEGO — ING
ALVLGRKATVIL	Grp Dist-Mkt/Sls-Sales-Sca	Compaq	Deskpro	6845BW85B645	[***]	[***]	SAN DIEGO — ING
ALVLGRTMALLO	Grp Dist-Mkt/Sls-Sales-Sca	Compaq	Deskpro	6847BW85E437	[***]	[***]	SAN DIEGO — ING
ATLELCANGDUV	Life Claims-SE	Compaq	Deskpro	6X19DYSZC05X	[***]	[***]	DULUTH
ATLELCBARNEL	Life Claims-SE	Compaq	Deskpro	6X19DYSZF0V8	[***]	[***]	DULUTH
ATLELCCHEBEN	Life Claims-SE	Compaq	Deskpro	6X19DYSZF3TH	[***]	[***]	DULUTH
ATLELCDORIEA	Life Claims-SE	Compaq	Deskpro	6X19DYSZF0LF	[***]	[***]	DULUTH
ATLELCELLLON	Case Management-Rainier	Compaq	Deskpro	6X19DYSZF0L8	[***]	[***]	not in outlook
ATLELCKAYRO1	Life Claims-SE	Compaq	Deskpro	6X19DYSZF0LA	[***]	[***]	DULUTH
ATLELCSUEWHE	Case Management-Rainier	Compaq	Deskpro	6X19DYSZF0XM	[***]	[***]	DULUTH
ATLELCTEMPPC	Life Claims-SE	Compaq	Deskpro	6X19DYSZF101	[***]	[***]	DULUTH
ATLELCTERCHE	Life Claims-SE	Compaq	Deskpro	6X19DYSZF0P8	[***]	[***]	DULUTH
ATLELCTERETH	Life Claims-SE	Compaq	Deskpro	6X19DYSZF0RJ	[***]	[***]	DULUTH
ATLELCTOMBOW	Life Claims-SE	Compaq	Deskpro	6X19DYSZF3V7	[***]	[***]	DULUTH
ATLELCWANCUT	Life Claims-SE	Compaq	Deskpro	6X19DYSZF0Y6	[***]	[***]	DULUTH
ATLLGRADTRIA	Group Claims-Miami LRMS	Compaq	Deskpro EN Series	6928CD640582	[***]	[***]	MIAMI LRMS
ATLLGRANGMEJ	Case Management-Rainier	Compaq	Deskpro	6919CD64C535	[***]	[***]	MIAMI LRMS
ATLLGRANGMIL	Grp Dist-Sales Eastn Div-Atl	Compaq	DSDT		[***]	[***]	ATLANTA — ING
ATLLGRBETEXL	Grp Dist-Sales Eastn Div-Atl	Compaq	DSDT		[***]	[***]	ATLANTA — ING
ATLLGRBILDEF	Grp Dist-Sales Eastn Div-Atl	IBM	26454EU	78RXLR0	[***]	[***]	ATLANTA — ING
ATLLGRBILLED	Grp Dist-Sales Eastn Div-Atl	IBM	26474AU	78FLZRD	[***]	[***]	ATLANTA — ING
ATLLGRCARLMA	Group Sales-NE-Miami	IBM	26476U8	787BTRY	[***]	[***]	MIAMI LRMS
ATLLGRCARLPA	Group Sales-NE-Miami	Compaq	Deskpro EN Series	6830BW24J510	[***]	[***]	MIAMI LRMS
ATLLGRCARVIC	Grp Dist-Sales Eastn Div-Atl	Compaq	Deskpro	6050DYSZH124	[***]	[***]	ATLANTA — ING
ATLLGRCHIPAR	Case Management-Rainier	Compaq	Deskpro	6852BW85A724	[***]	[***]	MIAMI LRMS
ATLLGRCYNMCG	Group Claims-Miami LRMS	Compaq	Deskpro	6848BW85D613	[***]	[***]	MIAMI LRMS
ATLLGRDEHALE	Grp Dist-Sales Eastn Div-Atl	IBM	26474AU	78FLTCT	[***]	[***]	ATLANTA — ING
ATLLGRDELHOW	Case Management-Rainier	Compaq	Deskpro	6906BW85B396	[***]	[***]	MIAMI LRMS
ATLLGRELOHOW	Group Claims-Miami LRMS	Compaq	Deskpro	6905BW85A341	[***]	[***]	MIAMI LRMS
ATLLGRELSALM	Policy Issue/Compliance	Compaq	Deskpro	6848BW85B596	[***]	[***]	not in outlook
ATLLGRERIHIC	Group Sales-Eastern Div-Miami	IBM	26476U8	787BTVT	[***]	[***]	MIAMI LRMS
ATLLGRFLOSAA	Group Systems	IBM	26476U8	787BTVM	[***]	[***]	MIAMI LRMS
ATLLGRHEHALL	Case Management-Rainier	Compaq	Deskpro	6850BW85B018	[***]	[***]	MIAMI LRMS
ATLLGRHERMKO	Group Sales-Eastern Div-Miami	Compaq	Deskpro	6839BW85K745	[***]	[***]	MIAMI LRMS
ATLLGRHOT004	Group-Audit	Compaq	Deskpro	6847BW85E422	[***]	[***]	REDMOND-RAINIER BLDG
ATLLGRJANBRA	Group Systems	Compaq	Deskpro EP/SB Series	6936CJN40686	[***]	[***]	MIAMI LRMS
ATLLGRKATTID	Case Management-Rainier	Compaq	Deskpro	6906BW85A599	[***]	[***]	MIAMI LRMS
ATLLGRKEVDUC	Group Systems	IBM	26476U8	787BTPG	[***]	[***]	MIAMI LRMS
ATLLGRLORAUS	Group U/W-LRMS Fla	IBM	26476U8	787BTRG	[***]	[***]	MIAMI LRMS
ATLLGRLORVAN	Group Distribution	Compaq	Deskpro	6845BW85B757	[***]	[***]	MIAMI LRMS
ATLLGRLOUCAB	Group Claims-Miami LRMS	Compaq	Deskpro	6911BW85A898	[***]	[***]	MIAMI LRMS
ATLLGRMADIAZ	Operations Management	IBM	26476U8	787BTTM	[***]	[***]	MIAMI LRMS
ATLLGRMARCRU	Group U/W-LRMS Fla	Compaq	Deskpro	6846BW85A518	[***]	[***]	MIAMI LRMS
ATLLGRMARFON	Group Claims-Miami LRMS	Compaq	Deskpro	6846BW85A482	[***]	[***]	MIAMI LRMS
ATLLGRMARIAM	Group Distribution	IBM	26476U8	787BTRM	[***]	[***]	MIAMI LRMS
ATLLGRMARPOW	Group Systems	IBM	26476U8	787BTPF	[***]	[***]	MIAMI LRMS
ATLLGRMIRBEN	Group Sales-Eastern Div-Miami	Compaq	Deskpro	6906BW85E797	[***]	[***]	MIAMI LRMS
ATLLGRMURHEA	Grp Dist-Sales Eastn Div-Atl	IBM	26454EU	78RXNP9	[***]	[***]	ATLANTA — ING
ATLLGRNELBAS	Group U/W-LRMS Fla	IBM	26476U8	99G6LBM	[***]	[***]	MIAMI LRMS
ATLLGRPATEDW	Case Management-Rainier	Compaq	Deskpro	6906BW85B048	[***]	[***]	MIAMI LRMS
ATLLGRPAUCAN	Grp Dist-Sales Eastn Div-Atl	IBM	26454EU	78RXTK0	[***]	[***]	ATLANTA — ING
ATLLGRRICGIV	Case Management-Rainier	Compaq	Deskpro	6847BW85A837	[***]	[***]	MIAMI LRMS
ATLLGRRICLYO	Group Distribution	IBM	264746U	78KBND9	[***]	[***]	ATLANTA — ING
ATLLGRSARDIA	LRMS-Production	Compaq	Deskpro	6848BW85D650	[***]	[***]	not in outlook
ATLLGRSCOLOG	Group U/W-LRMS Fla	Compaq	Deskpro	6847BW85E631	[***]	[***]	MIAMI LRMS
ATLLGRSTENOV	Policy Issue/Compliance	Compaq	Deskpro	6903BW85A104	[***]	[***]	MIAMI LRMS
ATLLGRTONGRE	Grp Dist-Sales Eastn Div-Atl	Compaq	Deskpro	6906BW85C403	[***]	[***]	ATLANTA — ING
ATLLGRTORWAL	Group Claims-Miami LRMS	Compaq	Deskpro	6846BW85A843	[***]	[***]	MIAMI LRMS
ATLLGRTRN001	Case Management-Rainier	Compaq	Deskpro	6906BW85E897	[***]	[***]	REDMOND-RAINIER BLDG
ATLLGRVALSUA	Group Sales-NE-Miami	Compaq	Deskpro	6843BW85A511	[***]	[***]	MIAMI LRMS
ATLLGRVISIT3	Case Management-Rainier	Compaq	Deskpro	6911BW85A478	[***]	[***]	REDMOND-RAINIER BLDG
ATLLGRVIVGON	Policy Issue/Compliance	Compaq	Deskpro	6848BW85D582	[***]	[***]	not in outlook
ATLLGRZAIGON	Group Claims-Miami LRMS	Compaq	Deskpro	6906BW85E565	[***]	[***]	MIAMI LRMS
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information — For internal use only	Laptop & Desktop Inventory

C.1 - Distributed Computing Hardware
Laptops & Desktops Inventory

Office / Branch
Location (computer	Business		MFG Model (Name /	Comments	Comments	Comments
name)	(department name)	MFG Make	Number)	(serial number)	(user name)	(user ID)	Office/City
ATLLMLTHOKRU	Life Multiline-SE-Orlando	IBM	26474EU	78P7DX6	[***]	[***]	MAITLAND
BOSLGRJONHEN	Group Sales-NE-Boston	IBM	26474AU	78FNPWL	[***]	[***]	BOSTON LRMS
BOSLGRTOMCOS	Group Sales-NE-Boston	IBM	26476U8	787BTXA	[***]	[***]	BOSTON LRMS
CHILCOAMYCAR	Grp Dist-Mkt/Sls-Sales-Chi	IBM	26474AU	78RKGT0	[***]	[***]	HOFFMAN ESTATES
CHILCOANNNOR	Group U/W-LRMS Ind	Compaq	Deskpro	6X17DYSZR00C	[***]	[***]	HOFFMAN ESTATES
CHILCOLAUCAL	Grp Dist-Mkt/Sls-Sales-Chi	Compaq	DSDT	6X1ADYSZ805J	[***]	[***]	HOFFMAN ESTATES
CHILCORALBR2	BD Sales-East-Chi	IBM	26474EU	78Z3T79	[***]	[***]	HOFFMAN ESTATES
CHILCOSCOHAM	Sales & Marketing Systems	IBM	264746U	78KGLZ0	[***]	[***]	REDMOND-LIFE
CHILCOSHAWEA	Grp Dist-Mkt/Sls-Sales-Chi	Compaq	DSDT	6X1ADYSZ80YH	[***]	[***]	HOFFMAN ESTATES
CHILMLCHRHIG	Multi-Line Dist-Sales-Chi	IBM	264746U	78KGDK5	[***]	[***]	HOFFMAN ESTATES
CHILMLDAVDEI	Multi-Line Dist-Sales-Chi	IBM	26474EU	78P7CT7	[***]	[***]	HOFFMAN ESTATES
CINLIFBARBAP	Group U/W-LRMS Ind	Compaq	Deskpro	6043DYSZC282	[***]	[***]	CINCINNATI
CINLIFCHRHAY	Group-Audit	IBM	26474AU	78AGWM2	[***]	[***]	BETHEL PARK LRMS
CINLIFMARAUS	Grp Dist-Mkt/Sls-Sales-Cin	IBM	26474AU	78AGTY8	[***]	[***]	CINCINNATI
CINLIFSAUMOU	Grp Dist-Mkt/Sls-Sales-Cin	Compaq	Deskpro	6X17DYSZR005	[***]	[***]	CINCINNATI
CINLIFTERMUR	Grp Dist-Mkt/Sls-Sales-Cin	Compaq	Deskpro	6125DYSZK808	[***]	[***]	CINCINNATI
CONLGRCASTEV	Grp Dist-Sales Eastn Div-Phi	IBM	26455EU	78HNGX2	[***]	[***]	W CONSHOHOCKEN
CONLGRSHAMOR	Grp Dist-Sales Eastn Div-Phi	IBM	26454EU	78TATV0	[***]	[***]	W CONSHOHOCKEN
DALLIFBARDOY	Grp Dist-Sales Eastn Div-Dal	Compaq	Deskpro	6853BW85B104	[***]	[***]	RICHARDSON
DALLIFBELMOR	Grp Dist-Sales Eastn Div-Dal	Compaq	Deskpro	6846BW85A160	[***]	[***]	RICHARDSON
DALLIFBRYOUN	Group U/W-Dal	Compaq	Deskpro	6847BW85C599	[***]	[***]	RICHARDSON
DALLIFCHRENG	Grp Dist-Sales Eastn Div-Dal	IBM	264746U	78KFPT5	[***]	[***]	RICHARDSON
DALLIFCHUJAG	Grp Dist-Sales Eastn Div-Dal	IBM	264746U	78KGNN6	[***]	[***]	RICHARDSON
DALLIFDEBEVA	Grp Dist-Sales Eastn Div-Dal	IBM	26474AU	78AGVM2	[***]	[***]	RICHARDSON
DALLIFECHUKOE	Life Multiline-SER	IBM	26474AU	78FLPVB	[***]	[***]	RICHARDSON
DALLIFEDGCAR	Grp Dist-Sales Eastn Div-Dal	IBM	264746U	78KFNR0	[***]	[***]	RICHARDSON
DALLIFFRATIP	Grp Dist-Sales Eastn Div-Dal	Compaq	Deskpro	6041DYSZD453	[***]	[***]	RICHARDSON
DALLIFJAMKOC	Group U/W-Dal	Compaq	Deskpro	6907BW85B207	[***]	[***]	RICHARDSON
DALLIFJAMROB	Group U/W-Dal	IBM	264746U	78CWVH0	[***]	[***]	RICHARDSON
DALLIFJANDEA	Grp Dist-Sales Eastn Div-Dal	IBM	26474AU	78AGTT0	[***]	[***]	RICHARDSON
DALLIFLOUMOU	Grp Dist-Sales Eastn Div-Dal	Compaq	Deskpro	6840BW85K020	[***]	[***]	RICHARDSON
DALLIFMISGRI	Group U/W-Dal	Compaq	Deskpro	6847BW85E266	[***]	[***]	RICHARDSON
DALLIFMONFLO	Grp Dist-Sales Eastn Div-Dal	Compaq	Deskpro	6044DYSZP860	[***]	[***]	RICHARDSON
DALLIFPARPER	Life Multiline-CEN	IBM	264746U	78KBWY8	[***]	[***]	RICHARDSON
DALLIFREBZEU	Grp Dist-Sales Eastn Div-Dal	Compaq	Deskpro	6851BW85C318	[***]	[***]	RICHARDSON
DALLIFTOMMYM	Group U/W-Dal	Compaq	Deskpro	6905BW85A317	[***]	[***]	RICHARDSON
DENLIFDANORR	Multi-Line Dist-Sales-Den	IBM	26454EU	78AAARY	[***]	[***]	GOLDEN
DEVTS026	Group Systems	Compaq	ProLiant DL380	D024DKN1N912	[***]	[***]	REDMOND-RAINIER BLDG
FEDITOSTEMED	Sales & Marketing Systems	Compaq	Evo D510 CMT	W240KN8XA032	[***]	[***]	FEDERAL WAY
FTVLGRCORWEM	Grp Dist-Mkt/Sls-Sales-Sca	Compaq	Deskpro	6037DYSZL746	[***]	[***]	SAN DIEGO — ING
FTVLGRDEBROT2	Grp Dist-Mkt/Sls-Sales-Sca	IBM	264746U	78KGCP4	[***]	[***]	SAN DIEGO — ING
FTVLGRHOTEL1	Grp Dist-Mkt/Sls-Sales-Sea	Compaq	Deskpro	6918CD64D865	[***]	[***]	REDMOND-ADAMS BLDG
FTVLGRJACWHI	Group Claims-Miami LRMS	Compaq	Deskpro	6849BW85D255	[***]	[***]	not in outlook
FTVLGRJUNKEY	Grp Dist-Mkt/Sls-Sales-Sca	Compaq	Deskpro	6838BW85M675	[***]	[***]	SAN DIEGO — ING
FTVLGRROBREN	Grp Dist-Mkt/Sls-Sales-Sca	Compaq	Deskpro	6110DYSZU299	[***]	[***]	SAN DIEGO — ING
FTVLGRSCWILL	Grp Dist-Mkt/Sls-Sales-Sca	IBM	264746U	78KGCM1	[***]	[***]	SAN DIEGO — ING
FTVLGRSUELEE	Grp Dist-Mkt/Sls-Sales-Sca	Compaq	Deskpro	6109DYSZQ628	[***]	[***]	not in outlook
FTVLGRTRAELB	Grp Dist-Mkt/Sls-Sales-Sca	IBM	26476U8	787BTWA	[***]	[***]	SAN DIEGO — ING
FTVLMLPETCAM	Multi-Line Dist-Sales-Sca	IBM	26474EU	78P7AY8	[***]	[***]	ALISO VIEJO
FTVLMLTUYPHA	Life Multiline Pension Sls-SW	IBM	264746U	78KBZD3	[***]	[***]	ALISO VIEJO
HARLCOJIMNIS	Life Ind Multiline Sls-NE-Hrt	IBM	264746U	78KBVW7	[***]	[***]	HARTFORD
HARLIFJIMNIS	Life Ind Multiline Sls-NE-Hrt	IBM	264746U	78KBVW7	[***]	[***]	HARTFORD
HOXEBSSUSASI	Retirement Services Systems	Compaq	Deskpro	6043DYSZA224	[***]	[***]	REDMOND-LIFE
HOXEPOALBKIM	Sales & Marketing Systems	Compaq	Evo D510 CMT	W240KN8XA017	[***]	[***]	REDMOND-LIFE
HOXGMCRANTAL	General Management — Life	Compaq	Deskpro	6849BW85D506	[***]	[***]	REDMOND-LIFE
HOXMKTGINMON	Sales & Marketing Systems	IBM	26474EU	78Z0T86	[***]	[***]	REDMOND-LIFE
HOXTRUANIKRE	SAFECO Trust Company-HO	Compaq	Evo D510 CMT	W239KN8XA061	[***]	[***]	location not in outlook
HOXTRUBERSEM	SAFECO Trust Company-HO	Compaq	DSDT		[***]	[***]	location not in outlook
HOXTRUCBUTLE	SAFECO Trust Company-HO	Compaq	Deskpro	6X19DYSZF3MZ	[***]	[***]	not in outlook
HOXTRUEVATOR	SAFECO Trust Company-HO	Compaq	Deskpro	6X19DYSZF0PE	[***]	[***]	not in outlook
HOXTRUGARGRI	SAFECO Trust Company-HO	Compaq	DSDT		[***]	[***]	location not in outlook
HOXTRUMANELS	SAFECO Trust Company-HO	Compaq	DSDT		[***]	[***]	not in outlook
HOXTRUMARKBA	SAFECO Trust Company-HO	Compaq	Evo D510 CMT	W239KN8XA059	[***]	[***]	not in outlook
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information — For internal use only	Laptop & Desktop Inventory

C.1 - Distributed Computing Hardware
Laptops & Desktops Inventory

Office / Branch
Location (computer	Business		MFG Model (Name /	Comments	Comments	Comments
name)	(department name)	MFG Make	Number)	(serial number)	(user name)	(user ID)	Office/City
HOXTRUMARYWI	SAFECO Trust Company-HO	Compaq	Deskpro	6X19DYSZF0PS	[***]	[***]	not in outlook
HOXTRUMICCOR1	SAFECO Trust Company-HO	Compaq	DSDT		[***]	[***]	SEATTLE-WESTLAKE CENTER
HOXTRUROBNOK	SAFECO Trust Company-HO	Compaq	Evo D510 CMT	W239KN8XA060	[***]	[***]	not in outlook
HOXTRUSAMTHI	SAFECO Trust Company-HO	Compaq	DSDT		[***]	[***]	not in outlook
INDLGRBENJO1	Grp Dist-Mkt/Sls-Sales-Ind	Compaq	Evo D500	U216JYFZA193	[***]	[***]	INDIANAPOLIS LRMS
INDLGRCHADUG	Group U/W-LRMS Ind	Compaq	Evo D500	U216JYFZA196	[***]	[***]	INDIANAPOLIS LRMS
INDLGRCONGI1	Group U/W-LRMS Ind	Compaq	Evo D500	W216JYFZA351	[***]	[***]	INDIANAPOLIS LRMS
INDLGRGUEST1	Group U/W-LRMS Ind	Compaq	Deskpro	6907BW85A732	[***]	[***]	INDIANAPOLIS LRMS
INDLGRJANMOO	Grp Dist-Mkt/Sls-Sales-Ind	Compaq	Evo D500	U216JYFZA329	[***]	[***]	INDIANAPOLIS LRMS
INDLGRJEENGL	Grp Dist-Mkt/Sls-Sales-Ind	IBM	26476U8	787BTNV	[***]	[***]	INDIANAPOLIS LRMS
INDLGRJIMSEE	Grp Dist-Mkt/Sls-Sales-Ind	IBM	26476U8	787BTTT	[***]	[***]	INDIANAPOLIS LRMS
INDLGRKIMVA1	Grp Dist-Mkt/Sls-Sales-Ind	IBM	26476U8	787BTPK	[***]	[***]	INDIANAPOLIS LRMS
INDLGRLORMCK	Group U/W-LRMS Ind	Compaq	Evo D500	U215JYFZC372	[***]	[***]	INDIANAPOLIS LRMS
INDLGRMARGRE	Group U/W-LRMS Ind	IBM	26454EU	78AAMZK	[***]	[***]	INDIANAPOLIS LRMS
INDLGRMARSTU	Group U/W-LRMS Ind	IBM	26474AU	78AGTX9	[***]	[***]	INDIANAPOLIS LRMS
INDLGRNICOEL	Grp Dist-Mkt/Sls-Sales-Midwest	Compaq	Evo D500	U216JYFZA226	[***]	[***]	not in outlook
INDLGRPAGILE	Group-Audit	IBM	TP600X___		[***]	[***]	INDIANAPOLIS LRMS
INDLGRPHYSAN	Group U/W-LRMS Ind	Compaq	Evo D500	U215JYFZC279	[***]	[***]	INDIANAPOLIS LRMS
INDLGRSCKIN1	Grp Dist-Mkt/Sls-Sales-Ind	Compaq	Evo D500	U215JYFZC531	[***]	[***]	INDIANAPOLIS LRMS
INDLGRSTEGAS	Group U/W-LRMS Fla	IBM	26476U8	787BVDF	[***]	[***]	not in outlook
INDLIFDEBDE1	Actu-Prod Dev-Indiv	IBM	26474AU	78FNVCL	[***]	[***]	INDIANAPOLIS LRMS
INDLIFDEBDEN	Actu-Prod Dev-Indiv	Compaq	Deskpro	6920CD64E886	[***]	[***]	INDIANAPOLIS LRMS
INDLIFDEBKEN	Individual Systems	Compaq	DSDT		[***]	[***]	INDIANAPOLIS LRMS
INDLIFJAMSTA	Individual Systems	Compaq	DSDT		[***]	[***]	INDIANAPOLIS LRMS
INDLIFJOYMCA	Actu-Prod Dev-Indiv	IBM	26474PU	78KZ8YA	[***]	[***]	INDIANAPOLIS LRMS
INDLIFLAPTOP	Individual Systems	IBM	26454AU	78VNF66	[***]	[***]	INDIANAPOLIS LRMS
INDLIFLOIWHI	Actu-Prod Dev-Indiv	IBM	26474AU	78FNTBX	[***]	[***]	INDIANAPOLIS LRMS
INDLIFMARMER	Individual Systems	Compaq	DSDT		[***]	[***]	INDIANAPOLIS LRMS
INDLMLANTMEN	Multi-Line Dist Sales-Ind	Compaq	DSDT	X150DYSZA294	[***]	[***]	INDIANAPOLIS LRMS
INDLMLANTMEN	Multi-Line Dist Sales-Ind	Compaq	DSDT	X150DYSZA294	[***]	[***]	INDIANAPOLIS LRMS
INDLMLJOHMON	Multi-Line Dist Sales-Ind	IBM	26474AU	78FNTYH	[***]	[***]	INDIANAPOLIS LRMS
INDLMLMARSIM	Multi-Line Dist Sales-Ind	IBM	26474EU	78P7DC7	[***]	[***]	INDIANAPOLIS LRMS
INDLMLPAUGRA	Multi-Line Dist Sales-Ind	IBM	26474AU	78FNRCR	[***]	[***]	INDIANAPOLIS LRMS
KANLIFKARWOL	Grp Dist-Mkt/Sls-Sales-Kansas	Compaq	Deskpro	6107DYSZD718	[***]	[***]	OVERLAND PARK
KANLIFKATHBE	Grp Dist-Mkt/Sls-Sales-Kansas	Compaq	Evo D500	6X25JYFZF0BP	[***]	[***]	OVERLAND PARK
KANLIFTIJOHN	Grp Dist-Mkt/Sls-Sales-Kansas	IBM	264746U	78CWXV7	[***]	[***]	OVERLAND PARK
MFBONUS2	Sales & Marketing Systems	Compaq	Deskpro EN Series	6847BW85D382	[***]	[***]	REDMOND-RAINIER BLDG
PORLIFAZAGON	Grp Dist-Mkt/Sls-Sales-Por	IBM	264746U	78KGLC6	[***]	[***]	LAKE OSWEGO
PORLIFDONACA	Mortgage Loan	Compaq	Deskpro EN Series	6928CD640658	[***]	[***]	REDMOND-RAINIER BLDG
PORLIFLISKEN	Grp Dist-Mkt/Sls-Sales-Por	Compaq	Deskpro	6110DYSZP190	[***]	[***]	LAKE OSWEGO
PORLIFSUSHAW	Grp Dist-Mkt/Sls-Sales-Por	Compaq	Deskpro EN Series	6838bw5bn075	[***]	[***]	LAKE OSWEGO
PORSSULAB006	Grp Dist-Mkt/Sls-Sales-Sea	Compaq	Deskpro	6839BW85J198	[***]	[***]	REDMOND-ADAMS BLDG
RAISISPAWEB1	SIS Operations	Compaq	Deskpro	6926CD640942	[***]	[***]	REDMOND-RAINIER BLDG
REDACCAMGOO1	Internal Wholesalers	Compaq	Evo D510 CMT	W240KN8XA012	[***]	[***]	REDMOND-LIFE
REDACCAMGOOD	Sales Center-Call Center	Compaq	Evo D510 CMT	6924CD64A630	[***]	[***]	REDMOND-LIFE
REDACCBARNO1	Sales Center-Call Center	Compaq	Evo D510 CMT	W240KN8XA091	[***]	[***]	REDMOND-LIFE
REDACCBOBLEW	Internal Wholesalers	Compaq	Evo D510 CMT	78P6YW0	[***]	[***]	REDMOND-LIFE
REDACCBRADUN	Internal Wholesalers	Compaq	Evo D510 CMT	6949CJN4N704	[***]	[***]	not in outlook
REDACCCARFRE	Sales Center	Compaq	Evo D510 CMT	W240KN8XA100	[***]	[***]	REDMOND-LIFE
REDACCDFSMI1	Internal Wholesalers	Compaq	Evo D510 CMT	W240KN8XA055	[***]	[***]	REDMOND-LIFE
REDACCDFSMIT	Life Finance Group	Compaq	Evo D510 CMT	W240KN8XA041	[***]	[***]	REDMOND-LIFE
REDACCDUAGER	Sales Center-Call Center	Compaq	Evo D510 CMT	W240KN8XA119	[***]	[***]	REDMOND-LIFE
REDACCGARGON	Internal Wholesalers	Compaq	Evo D510 CMT	W240KN8XA004	[***]	[***]	REDMOND-LIFE
REDACCGARJOH	Internal Wholesalers	Compaq	Evo D510 CMT	6924CD640183	[***]	[***]	REDMOND-LIFE
REDACCJASSHU	Internal Wholesalers	Compaq	Evo D510 CMT	78MH8C1	[***]	[***]	REDMOND-LIFE
REDACCJEAWEL	Sales Center-Call Center	Compaq	Evo D510 CMT	W240KN8XA035	[***]	[***]	REDMOND-LIFE
REDACCJEFCHA	Internal Wholesalers	Compaq	Evo D510 CMT	W240KN8XA114	[***]	[***]	REDMOND-LIFE
REDACCJESKAN	Internal Wholesalers	Compaq	Evo D510 CMT	W240KN8XA072	[***]	[***]	REDMOND-LIFE
REDACCJIMLEW	Sales Center-Call Center	Compaq	Evo D510 CMT	W240KN8XA065	[***]	[***]	REDMOND-LIFE
REDACCJMARTH	Internal Wholesalers	Compaq	Evo D510 CMT	W240KN8XA028	[***]	[***]	REDMOND-LIFE
REDACCJOAHEN	Sales Center	IBM	26474AU	78FNTDR	[***]	[***]	REDMOND-LIFE
REDACCJODPI1	Internal Wholesalers	Compaq	Evo D510 CMT	6851BW85B725	[***]	[***]	not in outlook
REDACCJORINB	Internal Wholesalers	Compaq	Evo D510 CMT	W240KN8XA095	[***]	[***]	REDMOND-LIFE
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information — For internal use only	Laptop & Desktop Inventory

C.1 - Distributed Computing Hardware
Laptops & Desktops Inventory

Office / Branch
Location (computer	Business		MFG Model (Name /	Comments	Comments	Comments
name)	(department name)	MFG Make	Number)	(serial number)	(user name)	(user ID)	Office/City
REDACCJOSMIT	Sales Center-Call Center	Compaq	Evo D510 CMT	W240KN8XA108	[***]	[***]	REDMOND-LIFE
REDACCKARIWA	Internal Wholesalers	Compaq	Evo D510 CMT	W240KN8XA097	[***]	[***]	REDMOND-LIFE
REDACCKITSMI	Sales Center-Call Center	Compaq	Evo D510 CMT	6930CD640171	[***]	[***]	not in outlook
REDACCLAULEP	Sales Center	Compaq	Evo D510 CMT	W240KN8XA105	[***]	[***]	REDMOND-LIFE
REDACCLISHER	Sales Center-Call Center	Compaq	Evo D510 CMT	78RABFL	[***]	[***]	REDMOND-LIFE
REDACCLORLEO	Sales Center	Compaq	Evo D510 CMT	W240KN8XA104	[***]	[***]	REDMOND-LIFE
REDACCLORPIZ	Sales Center-Call Center	Compaq	Evo D510 CMT	W240KN8XA089	[***]	[***]	REDMOND-LIFE
REDACCMEMCCA	Sales Center-Call Center	Compaq	Evo D510 CMT	W240KN8XA014	[***]	[***]	REDMOND-LIFE
REDACCNOMMCN	Sales Center-Call Center	Compaq	Evo D510 CMT	W240KN8XA027	[***]	[***]	REDMOND-LIFE
REDACCPHILAR	Internal Wholesalers	Compaq	Evo D510 CMT	W240KN8XA116	[***]	[***]	REDMOND-LIFE
REDACCRICKUE	Internal Wholesalers	Compaq	Evo D510 CMT	W240KN8XA007	[***]	[***]	REDMOND-LIFE
REDACCSAMTIE	Sales Center-Call Center	Compaq	Evo D510 CMT	W240KN8XA120	[***]	[***]	REDMOND-LIFE
REDACCSANHA1	Internal Wholesalers	Compaq	Evo D510 CMT	W251KN8XA108	[***]	[***]	REDMOND-LIFE
REDACCSANHAW	Internal Wholesalers	Compaq	Evo D510 CMT	W240KN8XA113	[***]	[***]	REDMOND-LIFE
REDACCSHABEM	Sales Center-Call Center	Compaq	Evo D510 CMT	W240KN8XA129	[***]	[***]	REDMOND-LIFE
REDACCSPECHR	Sales Center-Call Center	Compaq	Evo D510 CMT	U234KN8XA038	[***]	[***]	REDMOND-LIFE
REDACCSTENGU	Sales Center-Call Center	Compaq	Evo D510 CMT	W240KN8XA087	[***]	[***]	REDMOND-LIFE
REDACCSUSDA1	Distribution Management	IBM	26454EU	78TCZV7	[***]	[***]	REDMOND-LIFE
REDACCTESSTA	Sales Center	Compaq	Evo D510 CMT	W240KN8XA102	[***]	[***]	REDMOND-LIFE
REDACCTRAIN1	Individual Systems	Compaq	Deskpro EN Series	6928CD640587	[***]	[***]	REDMOND-LIFE
REDACCTRAIN2	Individual-New Business-Issue	Compaq	Deskpro	6848BW85D627	[***]	[***]	REDMOND-LIFE
REDACCWAYNEL	Sales Center-Call Center	Compaq	Evo D510 CMT	W240KN8XA081	[***]	[***]	REDMOND-LIFE
REDAGEBBURNS	Life Agy-Appointments	Compaq	Deskpro EP/SB Series	6938CJN41100	[***]	[***]	REDMOND-LIFE
REDAGEMICFAR	Life Agy-Appointments	IBM	26474AU	78VGTH5	[***]	[***]	REDMOND-LIFE
REDAGESHAKNA	Life Agy-Appointments	IBM	23737CU	KPBPHKX	[***]	[***]	REDMOND-LIFE
REDAGESTEFAL	Life Agy-Appointments	IBM	26474AU	78FNPPK	[***]	[***]	REDMOND-LIFE
REDALMLMARMCM	Multi-Line Marketing	Compaq	DSDT	6X1ADYSZ809J	[***]	[***]	REDMOND-LIFE
REDCNTAMHUNT	Life Fin Grp-Financial Report	Compaq	Evo D510 CMT	W240KN8XA112	[***]	[***]	REDMOND-LIFE
REDCNTBETVAN	Life Fin Grp-Financial Report	Compaq	Deskpro	6847BW85C666	[***]	[***]	REDMOND-LIFE
REDCNTBEVMO1	Life Finance Group	Compaq	Evo D510 CMT	W240KN8XA064	[***]	[***]	REDMOND-LIFE
REDCNTBEVMOR	Life Finance Group	Compaq	Deskpro	6037DYSZG755	[***]	[***]	REDMOND-LIFE
REDCNTBRETAY	Life Fin Grp-Expense Analysis	IBM	26474AU	78FNTWZ	[***]	[***]	REDMOND-LIFE
REDCNTCARCRO	Life Fin Grp-Financial Report	Compaq	Evo D510 CMT	W309KN8XA001	[***]	[***]	REDMOND-LIFE
REDCNTCATCOO	Life Fin Grp-Financial Report	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDCNTCHAKAL	Life Finance Group — Fin Ops	IBM	26476U8	787BTWK	[***]	[***]	REDMOND-LIFE
REDCNTCOMURP	Life Finance Group	IBM	26474PU	78KZ4BN	[***]	[***]	REDMOND-LIFE
REDCNTDANAS1	Life Fin Grp-Financial Report	IBM	26474PU	78MH7C3	[***]	[***]	REDMOND-LIFE
REDCNTDANSCH	Life Fin Grp-Financial Report	IBM	26474AU	78FMAAR	[***]	[***]	REDMOND-LIFE
REDCNTDENTH1	Life Fin Grp-Actuarial Report	IBM	26474AU	78FNTVK	[***]	[***]	REDMOND-LIFE
REDCNTDIALAW	Life Finance Group	Compaq	Evo D510 CMT	W243KN8XA006	[***]	[***]	REDMOND-LIFE
REDCNTERIYOR	Life Finance Group — Fin Ops	Compaq	Evo D510 CMT	6112DYSZ1502	[***]	[***]	REDMOND-LIFE
REDCNTFLOMCA	Life Finance Group — Fin Ops	Compaq	Deskpro	6052DYSZJ435	[***]	[***]	REDMOND-LIFE
REDCNTHENHAR	Life Fin Grp-Actuarial Report	Compaq	Evo D510 CMT	W240KN8XA073	[***]	[***]	REDMOND-LIFE
REDCNTKATMEY	Life Finance Group — Fin Ops	Compaq	Evo D510 CMT	W240KN8XA098	[***]	[***]	REDMOND-LIFE
REDCNTKIRFLY	Life Fin Grp-Financial Report	Compaq	Evo D510 CMT	6112DYSZ0496	[***]	[***]	REDMOND-LIFE
REDCNTMARBRA	Life Finance Group	Compaq	Evo D510 CMT	W240KN8XA063	[***]	[***]	REDMOND-LIFE
REDCNTMARGAU	Life Finance Group — Fin Ops	Compaq	Deskpro	6106DYSZD960	[***]	[***]	REDMOND-LIFE
REDCNTMARGME	Life Fin Grp-Actuarial Report	IBM	26474PU	78KZ3ZD	[***]	[***]	REDMOND-LIFE
REDCNTMARGME1	Life Fin Grp-Actuarial Report	Compaq	Deskpro	6046DYSZC737	[***]	[***]	REDMOND-LIFE
REDCNTMARGME2	Life Fin Grp-Actuarial Report	Compaq	Deskpro	6X17DYSZR00A	[***]	[***]	REDMOND-LIFE
REDCNTMARHER	Life Fin Grp-Expense Analysis	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDCNTMARMCE	Life Fin Grp-Financial Report	Compaq	EVO	W232JYFXA003	[***]	[***]	REDMOND-LIFE
REDCNTMARWI2	Life Fin Grp-Actuarial Report	Compaq	Evo D510 CMT	W240KN8XA086	[***]	[***]	REDMOND-LIFE
REDCNTMARWIT	Life Finance Group	Compaq	Evo D510 CMT	W240KN8XA022	[***]	[***]	REDMOND-LIFE
REDCNTMGR001	Life Fin Grp-Financial Report	IBM	26474EU	78T5ZC2	[***]	[***]	REDMOND-LIFE
REDCNTMIKHEA	Life Fin Grp-Actuarial Report	Compaq	DSDT	6X1ADYSZ80CA	[***]	[***]	REDMOND-LIFE
REDCNTMIKKIN	General Management — Life	IBM	26474PU	78KZ4KB	[***]	[***]	REDMOND-LIFE
REDCNTRICSTO	Life Fin Grp-Expense Analysis	Compaq	Deskpro	6040DYSZG671	[***]	[***]	REDMOND-LIFE
REDCNTSALYMA	Life Finance Group — Fin Ops	Compaq	Evo D510 CMT	W240KN8XA045	[***]	[***]	REDMOND-LIFE
REDCNTSHABIS	Life Fin Grp-Financial Report	Compaq	Evo D510 CMT	W240KN8XA006	[***]	[***]	REDMOND-LIFE
REDCNTSHARE1	Life Fin Grp-Financial Report	Compaq	Evo D510 CMT	W240KN8XA011	[***]	[***]	REDMOND-LIFE
REDCNTSHELWI	Life Fin Grp-Actuarial Report	Compaq	Evo D510 CMT	W240KN8XA101	[***]	[***]	REDMOND-LIFE
REDCNTSHIRZU	Life Fin Grp-Actuarial Report	IBM	26474PU	78KZ3DW	[***]	[***]	REDMOND-LIFE
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information — For internal use only	Laptop & Desktop Inventory

C.1 - Distributed Computing Hardware
Laptops & Desktops Inventory

Office / Branch
Location (computer	Business		MFG Model (Name /	Comments	Comments	Comments
name)	(department name)	MFG Make	Number)	(serial number)	(user name)	(user ID)	Office/City
REDCNTTAKKAT	Life Fin Grp-Financial Report	Compaq	Evo D510 CMT	W240KN8XA005	[***]	[***]	REDMOND-LIFE
REDCNTTAKWAN	Life Fin Grp-Actuarial Report	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDCNTTEMP2	Life Finance Group — Fin Ops	Compaq	Deskpro	6112DYSZ0496	[***]	[***]	REDMOND-LIFE
REDCNTTONCAM	Life Fin Grp-Financial Report	IBM	26474PU	78KZ8XW	[***]	[***]	REDMOND-LIFE
REDCOMANHOLT	Marketing-Administration	Compaq	Evo D510 CMT	W240KN8XA067	[***]	[***]	REDMOND-LIFE
REDCOMBECGRE	Agy Svcs-Ins Compliance	Compaq	Deskpro EP/SB Series	6X25JYFZE056	[***]	[***]	REDMOND-LIFE
REDCOMBOBPET	Agy Svcs-Ins Compliance	Compaq	Deskpro EP/SB Series	6X25JYFZH0BH	[***]	[***]	REDMOND-LIFE
REDCOMFANCRO	Agy Svcs-Ins Compliance	Compaq	Deskpro	6903BW85A095	[***]	[***]	REDMOND-LIFE
REDCOMGERKIS	Agy Svcs-Ins Compliance	Compaq	Deskpro	6847BW85C688	[***]	[***]	REDMOND-LIFE
REDCOMGORBOW	Agy Svcs-Ins Compliance	Compaq	Deskpro	6903BW85A094	[***]	[***]	REDMOND-LIFE
REDCOMHEISTE	Agy Svcs-Securities Compliance	Compaq	Deskpro EP/SB Series	6941CJN4N298	[***]	[***]	REDMOND-LIFE
REDCOMJAYQUA	Agy Svcs-Ins Compliance	Compaq	Deskpro	6849BW85A121	[***]	[***]	REDMOND-LIFE
REDCOMJODIN1	Agy Svcs-Ins Compliance	Compaq	Deskpro EP/SB Series	78BLDB1	[***]	[***]	REDMOND-LIFE
REDCOMJODIN1	Agy Svcs-Ins Compliance	Compaq	Deskpro EP/SB Series	6010CJN4A125	[***]	[***]	REDMOND-LIFE
REDCOMJUDWAL	Agy Svcs-Ins Compliance	Compaq	Deskpro EP/SB Series	6945CJN4N766	[***]	[***]	REDMOND-LIFE
REDCOMKRIKEN	Agy Svcs-Ins Compliance	Compaq	Deskpro EP/SB Series	6946CJN4L275	[***]	[***]	REDMOND-LIFE
REDCOMLISHAM	Agy Svcs-Ins Compliance	Compaq	Deskpro EP/SB Series	6941CJN4M545	[***]	[***]	REDMOND-LIFE
REDCOMMICSPE	Agy Svcs-Securities Compliance	Compaq	Deskpro	6110DYSZP184	[***]	[***]	REDMOND-LIFE
REDCOMPATRRO	Agy Svcs-Securities Compliance	Compaq	Deskpro EP/SB Series	6944CJN4K177	[***]	[***]	REDMOND-LIFE
REDCOMSHEUNJ	Agy Svcs-Ins Compliance	Compaq	Deskpro	6036DYSZX862	[***]	[***]	REDMOND-LIFE
REDEASTAB007	Symetra Program Office	ACER	TravelMate 100	9148R01081223016FFM000	[***]	[***]	REDMOND-LIFE
REDECDCRATRO	Individual Systems	Compaq	Deskpro	6111DYSZM986	[***]	[***]	REDMOND-LIFE
REDECDORIESP	Sales & Marketing Systems	Compaq	Deskpro	6052DYSZJ426	[***]	[***]	FEDERAL WAY
REDGRPNORGER	Life Claims-NW	Compaq	Deskpro	6915CD64A485	[***]	[***]	REDMOND-RAINIER BLDG
REDHRXANNDIO	Human Resources	Compaq	Deskpro	6041DYSZD788	[***]	[***]	REDMOND-LIFE
REDHRXBARTSM	Human Resources	Compaq	Deskpro	6Y19DYSZ8189	[***]	[***]	REDMOND-LIFE
REDHRXCARNEL	Human Resources	Compaq	Deskpro EP/SB Series	6011DT63C286	[***]	[***]	REDMOND-LIFE
REDHRXCHRKAT	Human Resources	IBM	26474AU	78FNRPY	[***]	[***]	REDMOND-LIFE
REDHRXEVOHAR	Human Resources	Compaq	Deskpro EP/SB Series	6011DT63C283	[***]	[***]	REDMOND-LIFE
REDHRXHENSHI	HR Adm-Business Continuity	IBM	26474PU	78KZ8LN	[***]	[***]	REDMOND-LIFE
REDHRXJESNIC	HR Adm-Business Continuity	IBM	26474PU	78KZ9TW	[***]	[***]	REDMOND-LIFE
REDHRXKATBAL	Human Resources	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDHRXMARLOZ	Human Resources	Compaq	Evo D510 CMT	W240KN8XA059	[***]	[***]	REDMOND-LIFE
REDHRXMICNEA	Human Resources	IBM	26474EU	78P7RX4	[***]	[***]	REDMOND-LIFE
REDHRXTERKRE	Human Resources	Compaq	Deskpro EP/SB Series	6011DT63F091	[***]	[***]	REDMOND-LIFE
REDIAXROSJAM	Income Annu-Cust Care	Compaq	EVO	W230JYFXA020	[***]	[***]	REDMOND-LIFE
REDITOBETMA1	Symetra Program Office	IBM	26474PU	78MH1D7	[***]	[***]	REDMOND-LIFE
REDITOTROOLS	Symetra Program Office	IBM	26474PU	78KZ9RR	[***]	[***]	REDMOND-LIFE
REDIWSMICJON	Core Systems & Services	Compaq	Deskpro	6051DYSZL504	[***]	[***]	REDMOND-LIFE
REDLAALYNJAY	Income Annu-Cust Care	Compaq	Evo D510 CMT	W240KN8XA023	[***]	[***]	REDMOND-LIFE
REDLASKRIMO1	Life Agency Information-NW	Compaq	Deskpro	6040DYSZG687	[***]	[***]	REDMOND-RAINIER BLDG
REDLASLINSLI	Life Agency Information-NW	Compaq	Deskpro	6918CD64J046	[***]	[***]	REDMOND-LIFE
REDLASLORHOU	Human Resources	Compaq	Deskpro EP/SB Series	6003CJN4K214	[***]	[***]	REDMOND-LIFE
REDLASSTDONA	Sales & Marketing Systems	Compaq	Deskpro	6112DYSZG336	[***]	[***]	REDMOND-LIFE
REDLASSYLHUN	Life Agency Information-NW	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDLASTINWON	Sales & Marketing Systems	Compaq	Deskpro	6044DYSZQ681	[***]	[***]	REDMOND-LIFE
REDLAXALHALL	Retirement Services Systems	IBM	26476U8	787BVAT	[***]	[***]	REDMOND-LIFE
REDLAXAMYAN1	Retirement Services Systems	IBM	26474PU	78KZ9LK	[***]	[***]	REDMOND-LIFE
REDLAXANDHAC1	Sales & Marketing Systems	IBM	26474PU	78KZ9LR	[***]	[***]	REDMOND-LIFE
REDLAXANDLOG	Retirement Services Systems	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDLAXAUDHON	Income Annuities Systems	Compaq	Deskpro	6123DYSZN860	[***]	[***]	REDMOND-LIFE
REDLAXBARCUL	Symetra Quality Assurance	Compaq	Deskpro	p3368AF9VK9616	[***]	[***]	REDMOND-LIFE
REDLAXBUDDJU1	Retirement Services Systems	IBM	26474MU	78CYKHT	[***]	[***]	REDMOND-LIFE
REDLAXCALLPC	Core Systems & Services	IBM	26474PU	78KZ9VD	[***]	[***]	REDMOND-LIFE
REDLAXCATGRO	Retirement Services Systems	Compaq	Deskpro EP/SB Series	6015CW4PA315	[***]	[***]	REDMOND-LIFE
REDLAXCATHAG	Core Systems & Services	Compaq	Deskpro	6048DYSZW744	[***]	[***]	REDMOND-LIFE
REDLAXCHATIE	Retirement Services Systems	Compaq	Deskpro	6048DYSZW557	[***]	[***]	REDMOND-LIFE
REDLAXCHRMUR	Income Annuities Systems	Compaq	Evo D510 CMT	W240KN8XA128	[***]	[***]	REDMOND-LIFE
REDLAXCRYBEP	Symetra Quality Assurance	Compaq	Deskpro EP/SB Series	6015CW4PA254	[***]	[***]	REDMOND-LIFE
REDLAXDIAHES1	Retirement Services Systems	IBM	26474MU	78FRMWA	[***]	[***]	REDMOND-LIFE
REDLAXDIANEB	Symetra Quality Assurance	IBM	26476U8	787BVAV	[***]	[***]	REDMOND-LIFE
REDLAXDONBEC	Symetra Quality Assurance	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information — For internal use only	Laptop & Desktop Inventory

C.1 - Distributed Computing Hardware
Laptops & Desktops Inventory

Office / Branch
Location (computer	Business		MFG Model (Name /	Comments	Comments	Comments
name)	(department name)	MFG Make	Number)	(serial number)	(user name)	(user ID)	Office/City
REDLAXDOUMCI	Retirement Services Systems	Compaq	Deskpro	6932CD641180	[***]	[***]	REDMOND-LIFE
REDLAXGEOLEN	Retirement Services Systems	Compaq	Deskpro	6030DYSZN797	[***]	[***]	REDMOND-LIFE
REDLAXJANJON	Retirement Services Systems	IBM	26474PU	78KZ9ML	[***]	[***]	REDMOND-LIFE
REDLAXJEANTH	Retirement Services Systems	IBM	26474MU	78FRMWD	[***]	[***]	REDMOND-LIFE
REDLAXJEFFBE	Symetra Quality Assurance	Compaq	Deskpro	6125DYSZL910	[***]	[***]	REDMOND-LIFE
REDLAXJERRVA	Retirement Services Systems	Compaq	Deskpro	6051DYSZL475	[***]	[***]	REDMOND-LIFE
REDLAXJOHSAK	Symetra Quality Assurance	IBM	26454AU	78BTYM7	[***]	[***]	REDMOND-RAINIER BLDG
REDLAXJOHSAK1	Retirement Services Systems	IBM	26474MU	78FRKKT	[***]	[***]	REDMOND-LIFE
REDLAXJOYCLA	Retirement Services Systems	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDLAXKARHAR	Retirement Services Systems	IBM	26476U8	787BVAW	[***]	[***]	REDMOND-LIFE
REDLAXKATCAR	Income Annuities Systems	IBM	26474AU	78FNTKH	[***]	[***]	REDMOND-LIFE
REDLAXKATFIG	Retirement Services Systems	Compaq	Deskpro	6043DYSZA889	[***]	[***]	REDMOND-LIFE
REDLAXKYLCON	Sales & Marketing Systems	IBM	26474PU	78KZ7FH	[***]	[***]	REDMOND-LIFE
REDLAXLINFON	Symetra Quality Assurance	Compaq	Evo D500	6X23JYFZS1W4	[***]	[***]	REDMOND-LIFE
REDLAXLINHUB	Income Annuities Systems	Compaq	Deskpro	6110DYSZN167	[***]	[***]	REDMOND-LIFE
REDLAXLORREE	Symetra Program Office	IBM	26474AU	78FNTAH	[***]	[***]	REDMOND-LIFE
REDLAXMARPEL	Symetra Quality Assurance	IBM	26474EU	78P6ZR7	[***]	[***]	REDMOND-LIFE
REDLAXMARSAL	Income Annuities Systems	Compaq	Evo D510 CMT	W240KN8XA111	[***]	[***]	REDMOND-LIFE
REDLAXMARYSH	Income Annuities Systems	Compaq	Evo D510 CMT	6940CJN4K382	[***]	[***]	not in outlook
REDLAXMIKCRO	Symetra Program Office	IBM	26474AU	78VFVH5	[***]	[***]	REDMOND-LIFE
REDLAXMOEAHM	Retirement Services Systems	Compaq	Deskpro	6030DYSZN946	[***]	[***]	REDMOND-LIFE
REDLAXNANSID1	Retirement Services Systems	IBM	26476U8	787BVDA	[***]	[***]	REDMOND-LIFE
REDLAXNATBU1	Retirement Services Systems	Compaq	Evo D510 CMT	W240KN8XA117	[***]	[***]	REDMOND-LIFE
REDLAXNORGIL	Retirement Services Systems	Compaq	DSDT	6X1ADYSZ807R	[***]	[***]	REDMOND-LIFE
REDLAXONCALL	Retirement Services Systems	IBM	26454AU	550566X	[***]	[***]	REDMOND-LIFE
REDLAXONCALL1	Retirement Services Systems	IBM	26474AU	78FNRXZ	[***]	[***]	REDMOND-LIFE
REDLAXPAUHUA	Retirement Services Systems	IBM	26474MU	78FRKKK	[***]	[***]	REDMOND-LIFE
REDLAXPETCAR	Retirement Services Systems	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDLAXRAIGLA1	Retirement Services Systems	IBM	26476U8	787BVAN	[***]	[***]	REDMOND-LIFE
REDLAXREBEHA	Symetra Quality Assurance	Compaq	Deskpro	6109DYSZT239	[***]	[***]	REDMOND-LIFE
REDLAXRODFOR	Retirement Services Systems	Compaq	Deskpro EP/SB Series	6015CW4PA259	[***]	[***]	REDMOND-LIFE
REDLAXROLBO1	Ret Svcs-Operations	Compaq	Evo D510 CMT	W240KN8XA001	[***]	[***]	REDMOND-LIFE
REDLAXSANBON	Retirement Services Systems	IBM	23737CU	KPBPHFX	[***]	[***]	REDMOND-LIFE
REDLAXSARGOR	Symetra Quality Assurance	Compaq	Deskpro	6043DYSZA161	[***]	[***]	REDMOND-LIFE
REDLAXSARRHO	Retirement Services Systems	Compaq	Deskpro EP/SB Series	6015CW4PA025	[***]	[***]	REDMOND-LIFE
REDLAXSUMILL	Symetra Quality Assurance	Compaq	Deskpro EP/SB Series	6015CW4PA047	[***]	[***]	REDMOND-LIFE
REDLAXTINKAJ	Retirement Services Systems	Compaq	Deskpro	6X19DYSZF0T5	[***]	[***]	REDMOND-LIFE
REDLAXTOMDYK	Retirement Services Systems	Compaq	DSDT	6X1ADYSZ80GL	[***]	[***]	REDMOND-LIFE
REDLAXWILWYV	Retirement Services Systems	IBM	TP-T21____		[***]	[***]	REDMOND-LIFE
REDLAXZANWEA	Income Annuities Systems	Compaq	DSDT	6X1ADYSZ80AG	[***]	[***]	REDMOND-LIFE
REDLCAANDBOL	Actu-Prod Dev-Ret Svcs	Compaq	DSDT	6X1ADYSZ80C6	[***]	[***]	REDMOND-LIFE
REDLCADEMSCH	Actu-Prod Dev-Ret Svcs	Compaq	Deskpro	6107DYSZD787	[***]	[***]	REDMOND-LIFE
REDLCAJERCRO	Actu-Prod Dev-Ret Svcs	IBM	26474AU	78VGRA5	[***]	[***]	REDMOND-LIFE
REDLCAKESPRA	Actu-Prod Dev-Ret Svcs	Compaq	DSDT	6X1ADYSZ80HY	[***]	[***]	REDMOND-LIFE
REDLCAKRIWAL	Actu-Prod Dev-Group	IBM	26476U8	787BVCG	[***]	[***]	REDMOND-RAINIER BLDG
REDLCALOUMEN	Actu-Prod Dev-Ret Svcs	Compaq	Evo D510 CMT	W240KN8XA057	[***]	[***]	REDMOND-LIFE
REDLCANATCES	Actu-Prod Dev-Ret Svcs	Compaq	Evo D510 CMT	W240KN8XA054	[***]	[***]	REDMOND-LIFE
REDLCAROBNEM	Actu-Prod Dev-Ret Svcs	Compaq	DSDT	6X1ADYSZ80J9	[***]	[***]	REDMOND-LIFE
REDLCARONBOL	Actu-Prod Dev-Ret Svcs	Compaq	DSDT	6X1ADYSZ80GT	[***]	[***]	REDMOND-LIFE
REDLCASTEVBL	Actu-Prod Dev-Ret Svcs	Compaq	DSDT	6X1ADYSZ80CN	[***]	[***]	REDMOND-LIFE
REDLCAWORKPC	Actu-Prod Dev-Ret Svcs	Compaq	Evo D510 CMT	W240KN8XA056	[***]	[***]	REDMOND-LIFE
REDLCOMICKEM	Symetra Marketing	Compaq	Deskpro	6052DYSZJ425	[***]	[***]	REDMOND-LIFE
REDLCOPENHAR	Core Systems & Services	IBM	26474AU	78RHBC8	[***]	[***]	REDMOND-LIFE
REDLCOTERRIC	Core Systems & Services	Compaq	Deskpro	6847BW85A538	[***]	[***]	REDMOND-LIFE
REDLCSALBDEA	Core Systems & Services	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDLCSKASTANSHR	Core Systems & Services	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDLCSSHARGR	Core Systems & Services	Compaq	DSDT		[***]	[***]	REDMOND-RAINIER BLDG
REDLCSSTENU1	Core Systems & Services	IBM	26474MU	W240KN8XA124	[***]	[***]	not in outlook
REDLCXBRIHOP	Retirement Services Systems	Compaq	Deskpro	6105DYSZJ349	[***]	[***]	REDMOND-LIFE
REDLCXCHABRO	Symetra Quality Assurance	Compaq	Deskpro	6051DYSZJ899	[***]	[***]	REDMOND-LIFE
REDLCXDAVQUI	Retirement Services Systems	Compaq	Deskpro EP/SB Series	6015CW4PA150	[***]	[***]	REDMOND-LIFE
REDLCXDAVSVI	Retirement Services Systems	IBM	26474MU	78FRMXK	[***]	[***]	REDMOND-LIFE
REDLCXDAVTHO	Retirement Services Systems	Compaq	Evo D500	6X23JYFZT1EZ	[***]	[***]	REDMOND-LIFE
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information — For internal use only	Laptop & Desktop Inventory

C.1 - Distributed Computing Hardware
Laptops &Desktops Inventory

Office / Branch
Location (computer	Business		MFG Model (Name /	Comments	Comments	Comments
name)	(department name)	MFG Make	Number)	(serial number)	(user name)	(user ID)	Office/City
REDLCXDOSTAP	Retirement Services Systems	Compaq	Deskpro	6030DYSZN726	[***]	[***]	REDMOND-LIFE
REDLCXHOTEL0	Ret Svcs-Corporate	Compaq	Deskpro	6922CD64A156	[***]	[***]	REDMOND-LIFE
REDLCXJANLIN	Core Systems & Services	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDLCXJENKNA	Retirement Services Systems	IBM	23737CU	KPBPHKT	[***]	[***]	REDMOND-LIFE
REDLCXJOHLE1	Retirement Services Systems	Compaq	Evo D500	6X23JYFZS2CL	[***]	[***]	REDMOND-LIFE
REDLCXJUSKIM	Symetra Quality Assurance	Compaq	DSDT	6X1ADYSZ805P	[***]	[***]	REDMOND-LIFE
REDLCXKARMON	Retirement Services Systems	IBM	26474PU	78KZ7RC	[***]	[***]	REDMOND-LIFE
REDLCXKELIN1	Retirement Services Systems	IBM	26476U8	787BVDH	[***]	[***]	REDMOND-LIFE
REDLCXLORHE1	Retirement Services Systems	IBM	26474MU	78FRMWG	[***]	[***]	REDMOND-LIFE
REDLCXMAURMC	Symetra Quality Assurance	IBM	26474MU	6044DYSZE814	[***]	[***]	REDMOND-RAINIER BLDG
REDLCXMIKEMU	Symetra Quality Assurance	IBM	26476U8	787BVCL	[***]	[***]	REDMOND-RAINIER BLDG
REDLCXPENLIB	Retirement Services Systems	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDLCXREISHI	Retirement Services Systems	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDLCXVALATV1	Retirement Services Systems	IBM	23737CU	KPBPHPP	[***]	[***]	REDMOND-RAINIER BLDG
REDLCXYOUKI1	Retirement Services Systems	IBM	26476U8	787BVDR	[***]	[***]	REDMOND-LIFE
REDLDDCHARLH	Sales & Marketing Systems	IBM	26474AU	78FNTWN	[***]	[***]	REDMOND-LIFE
REDLDDDAOXBI1	Sales & Marketing Systems	IBM	26476U8	787BTXL	[***]	[***]	REDMOND-LIFE
REDLDDDIAZO1	Sales & Marketing Systems	Compaq	Evo D510 CMT	W240KN8XA093	[***]	[***]	REDMOND-LIFE
REDLDDDONBEC1	Symetra Quality Assurance	Compaq	Deskpro EP/SB Series	6004CJN4K681	[***]	[***]	REDMOND-LIFE
REDLDDJAMSUL	Symetra Quality Assurance	Compaq	Deskpro	6043DYSZC293	[***]	[***]	REDMOND-LIFE
REDLDDJERWAL	Sales & Marketing Systems	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDLDDJIMVAN	Sales & Marketing Systems	Compaq	Deskpro EP/SB Series	6015CW4PA195	[***]	[***]	REDMOND-LIFE
REDLDDJOEPO1	Sales & Marketing Systems	IBM	26476U8	787BTTH	[***]	[***]	REDMOND-LIFE
REDLDDJOHHI1	Sales & Marketing Systems	IBM	26474PU	78KZ4NB	[***]	[***]	REDMOND-LIFE
REDLDDJOHHIG	Sales & Marketing Systems	Compaq	Deskpro	6926CD640140	[***]	[***]	REDMOND-LIFE
REDLDDJOHKOL	Sales & Marketing Systems	Compaq	Deskpro EP/SB Series	6015CW4PA135	[***]	[***]	REDMOND-LIFE
REDLDDKARFIT1	Sales & Marketing Systems	IBM	26454EU	78TAAL6	[***]	[***]	REDMOND-LIFE
REDLDDKYLCON	Sales & Marketing Systems	Compaq	Deskpro EP/SB Series	6005CJN4A104	[***]	[***]	REDMOND-LIFE
REDLDDNOAMIL	Sales & Marketing Systems	Compaq	Deskpro	6048DYSZW551	[***]	[***]	REDMOND-LIFE
REDLDDNOAMIL1	Sales & Marketing Systems	IBM	26454EU	78BHWWH	[***]	[***]	REDMOND-LIFE
REDLDDREIREY	Sales & Marketing Systems	IBM	26474AU	78FKYZF	[***]	[***]	REDMOND-LIFE
REDLDDSAMCOO	Sales & Marketing Systems	IBM	26474PU	6847BW85C686	[***]	[***]	REDMOND-RAINIER BLDG
REDLDDSAMCOO2	Sales & Marketing Systems	Compaq	Deskpro	78TCHF6	[***]	[***]	REDMOND-LIFE
REDLDDSARWIL	Symetra Program Office	IBM	26474PU	78KZ7WN	[***]	[***]	REDMOND-LIFE
REDLDDSHARE1	Sales & Marketing Systems	Compaq	Deskpro	6847BW85C753	[***]	[***]	REDMOND-LIFE
REDLDDSHARE5	Sales & Marketing Systems	IBM	26474PU	78KZ4NA	[***]	[***]	REDMOND-LIFE
REDLDDSHARE6	Sales & Marketing Systems	Compaq	Deskpro EP/SB Series	6004CJN4K972	[***]	[***]	REDMOND-LIFE
REDLDDSTELOC	Market Development	Compaq	Deskpro EP/SB Series	6948CJN4N505	[***]	[***]	REDMOND-LIFE
REDLDDWENTOB	Sales & Marketing Systems	IBM	26474AU	78FNTMM	[***]	[***]	REDMOND-LIFE
REDLEGANNERN	Legal	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDLEGBILCRA	Legal	IBM	264746U	78CWVC1	[***]	[***]	REDMOND-LIFE
REDLEGCHRBA1	Legal	IBM	26474AU	78AGXR0	[***]	[***]	REDMOND-LIFE
REDLEGCRAGON	Legal	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDLEGDIABAR	Legal	Compaq	Deskpro EP/SB Series	6011DT63F839	[***]	[***]	REDMOND-LIFE
REDLEGGEOPAG	Legal	IBM	264746U	78CWTB1	[***]	[***]	REDMOND-LIFE
REDLEGJACVEN	Legal	IBM	264746U	78CWTK0	[***]	[***]	REDMOND-LIFE
REDLEGJEFLAU	Legal	IBM	TP-T20___		[***]	[***]	REDMOND-LIFE
REDLEGJOEOTT	Legal	IBM	26474PU	78KZ9KZ	[***]	[***]	REDMOND-LIFE
REDLEGJULBOD	Legal	IBM	264746U	78CWTH9	[***]	[***]	REDMOND-LIFE
REDLEGKATHEN	Legal	IBM	26474AU	78FNPNL	[***]	[***]	REDMOND-LIFE
REDLEGMARHIG	Legal	Compaq	Deskpro	6036DYSZ2326	[***]	[***]	REDMOND-LIFE
REDLEGSHEHOL	Legal	IBM	2645AAU	78MABY8	[***]	[***]	REDMOND-LIFE
REDLFXABDHAI	Core Systems & Services	Compaq	Deskpro	6X19DYSZC0LN	[***]	[***]	REDMOND-LIFE
REDLFXANNULL	Core Systems & Services	Compaq	Deskpro	6X21JYFZT12S	[***]	[***]	REDMOND-LIFE
REDLFXGRECHA	Core Systems & Services	Compaq	Deskpro	W137DYSXA452	[***]	[***]	REDMOND-LIFE
REDLFXKARSTR	Core Systems & Services	Compaq	Deskpro	6X19DYSZC0MJ	[***]	[***]	REDMOND-LIFE
REDLFXKATMAN1	Core Systems & Services	IBM	26474PU	78MH3G1	[***]	[***]	REDMOND-LIFE
REDLFXKENWI1	Core Systems & Services	Compaq	Deskpro	6X19DYSZC0NT	[***]	[***]	REDMOND-LIFE
REDLFXSHARE2	Mutual Funds — Intermed Svc	Compaq	Deskpro	6849BW85A045	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRAMABAK	Group-Admin	Compaq	Deskpro EP/SB Series	6949CJN4N411	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRBETAMU	Group-Management	Compaq	DSDT		[***]	[***]	REDMOND-RAINIER BLDG
REDLGRBILOHA	Operations Management	IBM	26476U8	787BVFC	[***]	[***]	INDIANAPOLIS LRMS
REDLGRBILRIE	Group-Management	Compaq	Deskpro	6915CD64A912	[***]	[***]	BOTHELL (Symetra)
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information — For internal use only	Laptop & Desktop Inventory

C.1 - Distributed Computing Hardware
Laptops &Desktops Inventory

Office / Branch
Location (computer	Business		MFG Model (Name /	Comments	Comments	Comments
name)	(department name)	MFG Make	Number)	(serial number)	(user name)	(user ID)	Office/City
REDLGRBRITID	Policy Issue/Compliance	Compaq	Deskpro EP/SB Series	6944CJN4K513	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRDERNEPLP	Group Systems	IBM	26474AU	78FNTVY	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRELLGAR	Life Claims-NW	Compaq	Deskpro	6033DYSZK856	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRIMAGING	Life Claims-NW	Compaq	Deskpro EP/SB Series	6010CJN4A203	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRIRESKI	Case Management-Rainier	Compaq	Deskpro	6906bw85b209	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRJAMBRO	Grp Dist-Mkt/Sls-Sales-Sea	IBM	26474PU	78KY9XP	[***]	[***]	REDMOND-ADAMS BLDG
REDLGRJOHSEN	Group Systems	Compaq	Deskpro	6X19DYSZL2ZB	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRJONSKI	Policy Issue/Compliance	Compaq	Deskpro	6850BW85C387	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRLAUNIE	Case Management-Rainier	Compaq	Deskpro EP/SB Series	6949CJN4N491	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRLIZDET	Group-Accounting Services	Compaq	Deskpro EP/SB Series	6950CJN4L089	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRLOCBOX	Group-Accounting Services	Compaq	Deskpro	6851BW85C955	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRLYNKEN	Policy Issue/Compliance	Compaq	Deskpro	6915CD64A496	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRMAIBUR	Group-Accounting Services	Compaq	Deskpro EP/SB Series	6929CJN42351	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRMARCPA	Group Systems	IBM	264746U	78KBVP1	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRMARMCK	Policy Issue/Compliance	Compaq	Deskpro EP/SB Series	6944CJN4K560	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRMELKIN	Group-Pol & UW Svcs	Compaq	Deskpro	6X19DYSZC09A	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRMICFRY	Group-Management	IBM	26454EU	78TBMN6	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRPAMHEC	Group-Financial Reporting	Compaq	Deskpro EP/SB Series	6945CJN4M546	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRPAMTIM	Group-Audit	IBM	264746U	78KBKD4	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRQINZHA	Actu-Prod Dev-Group	Compaq	Evo D510 CMT	W240KN8XA039	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRRIAKAN	Case Management-Rainier	Compaq	Deskpro EP/SB Series	6015CW4PA275	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRRICTEA	Group-Management	IBM	26474AU	78FNTGA	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRSALKAN	Life Claims-NW	Compaq	Deskpro	6043DYSZB249	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRSARKUN1	Case Management-Rainier	Compaq	Deskpro EP/SB Series	6941CJN4M704	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRSCANER	Life Claims-NW	Compaq	Deskpro EP/SB Series	3011CJN40001	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRSTEGOL	Grp Dist-Mkt/Sls-Sales-Sea	Compaq	Evo D500	6X24JYFZ80DM	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRTEMP02	Operations Management	Compaq	Deskpro	6907BW85A776	[***]	[***]	MIAMI LRMS
REDLGRTEMP05	Symetra Quality Assurance	Compaq	Deskpro	6847BW85A063	[***]	[***]	REDMOND-LIFE
REDLGRTISBRA	Actu-Prod Dev-Group	Compaq	Evo D500	6X24JYFZ805J	[***]	[***]	REDMOND-RAINIER BLDG
REDLGRVALCUL	Group-Accounting Services	Compaq	Deskpro	6849BW85C608	[***]	[***]	REDMOND-RAINIER BLDG
REDLGXDEBRAY	Group Systems	IBM	26474PU	78KZ8DY	[***]	[***]	REDMOND-RAINIER BLDG
REDLGXDEVLP1	Group Systems	IBM	26454EG	557H07R	[***]	[***]	REDMOND-RAINIER BLDG
REDLGXDEVLP3	Group Systems	IBM	264545U	78GKH06	[***]	[***]	REDMOND-RAINIER BLDG
REDLGXDEVLP4	Group Systems	IBM	264551U	78GN094	[***]	[***]	REDMOND-RAINIER BLDG
REDLGXEDWAIZ	Core Systems & Services	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDLGXGINSWI	Life Claims-NW	Compaq	Deskpro	6851BW85B762	[***]	[***]	REDMOND-RAINIER BLDG
REDLGXJEREND	Group Systems	Compaq	Deskpro	6X19DYSZF3PK	[***]	[***]	REDMOND-RAINIER BLDG
REDLGXJULBOY	Symetra Program Office	Compaq	Deskpro	6847BW85C734	[***]	[***]	REDMOND-RAINIER BLDG
REDLGXKATPOR	Group Systems	IBM	264746U	78CWYR0	[***]	[***]	REDMOND-RAINIER BLDG
REDLGXLEMGUL	Group Systems	IBM	264746U	78CWYY9	[***]	[***]	REDMOND-RAINIER BLDG
REDLGXMONCLA	Group Systems	Compaq	Deskpro	6041DYSZD804	[***]	[***]	REDMOND-RAINIER BLDG
REDLGXRHOSCO	Group Systems	IBM	264746U	78KBKK6	[***]	[***]	REDMOND-RAINIER BLDG
REDLGXTEST01	Group Systems	Compaq	Deskpro	6846BW85A388	[***]	[***]	REDMOND-RAINIER BLDG
REDLHXGREACK1	Sales & Marketing Systems	Compaq	DSDT	6X1ADYSZ80DR	[***]	[***]	REDMOND-LIFE
REDLIFBILHUF1	Actu-Prod Dev-Life Sales	IBM	26476U8	787BVBT	[***]	[***]	REDMOND-LIFE
REDLIFJIMMAN	Actu-Prod Dev-Indiv	Compaq	Deskpro	6928CD640086	[***]	[***]	REDMOND-LIFE
REDLIFJOBAKE	Income Annuities	Compaq	Evo D510 CMT	78BHPZK	[***]	[***]	REDMOND-LIFE
REDLIFLOANE1	Life Underwriting-NW	IBM	264545U	78KPW61	[***]	[***]	REDMOND-LIFE
REDLIFLOULED	General Management — Life	Compaq	Evo D510 CMT	W240KN8XA079	[***]	[***]	REDMOND-LIFE
REDLIFMARDUN	Actu-Prod Dev-Life Sales	Compaq	Deskpro EP/SB Series	6011DT63D791	[***]	[***]	REDMOND-LIFE
REDLIFPATMCC	Distribution Management	IBM	26474PU	78KZ7WY	[***]	[***]	REDMOND-LIFE
REDLIFRANTAL	General Management — Life	IBM	26474MU	78CYKBK	[***]	[***]	REDMOND-LIFE
REDLIFROGHAR	General Management — Life	Compaq	Deskpro	6X19DYSZC03M	[***]	[***]	REDMOND-LIFE
REDLIN733-01	Individual-New Business-Issue	Compaq	Deskpro	6037DYSZG801	[***]	[***]	REDMOND-LIFE
REDLINAARNIS	Individual-New Business-Issue	Compaq	Deskpro EN Series	6920CD64C131	[***]	[***]	REDMOND-LIFE
REDLINALAKEG1	Indiv-Admin-Accounting	Compaq	Evo D510 CMT	USW31506PQ	[***]	[***]	REDMOND-LIFE
REDLINALEESC	Individual-New Business-Issue	Compaq	Deskpro	6905BW85C559	[***]	[***]	REDMOND-LIFE
REDLINALLCLE	Individual-New Business-Issue	Compaq	Deskpro	6041DYSZD592	[***]	[***]	REDMOND-LIFE
REDLINAMBAVE	Individual-New Business-Issue	Compaq	Deskpro EP/SB Series	6015CW4PA044	[***]	[***]	REDMOND-LIFE
REDLINANADIM	Individual-New Business-Issue	Compaq	Deskpro	6906BW85F337	[***]	[***]	REDMOND-LIFE
REDLINANGEGL	Individual-New Business-Issue	Compaq	Deskpro	6041DYSZD555	[***]	[***]	REDMOND-LIFE
REDLINANGMOO	Individual-Policy Service-HO	Compaq	Deskpro	6044DYSZF011	[***]	[***]	REDMOND-LIFE
REDLINANHTAN	Individual-New Business-Issue	Compaq	Deskpro	6931CD640967	[***]	[***]	REDMOND-LIFE
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information — For internal use only	Laptop & Desktop Inventory

C.1 - Distributed Computing Hardware
Laptops &Desktops Inventory

Office / Branch
Location (computer	Business		MFG Model (Name /	Comments	Comments	Comments
name)	(department name)	MFG Make	Number)	(serial number)	(user name)	(user ID)	Office/City
REDLINANNAND	Individual-New Business-Issue	Compaq	Deskpro EP/SB Series	6945CJN4K968	[***]	[***]	REDMOND-LIFE
REDLINANNANG	Individual-New Business-Issue	Compaq	Deskpro	6051DYSZH684	[***]	[***]	REDMOND-LIFE
REDLINANTOGU	Individual Client Svc & Claims	Compaq	Deskpro	6850BW85A920	[***]	[***]	REDMOND-LIFE
REDLINARELEW1	Individual Admin	IBM	26476U8	787BTWF	[***]	[***]	REDMOND-LIFE
REDLINARTTHO1	Indiv-Admin-Accounting	Compaq	Evo D510 CMT	W309KN8XA003	[***]	[***]	REDMOND-LIFE
REDLINAUDIT2	Individual-New Business-Issue	Compaq	Deskpro	6X25JYFZN1KX	[***]	[***]	REDMOND-LIFE
REDLINBARBIL	Individual Client Svc & Claims	IBM	26474PU	78KZ8MK	[***]	[***]	REDMOND-LIFE
REDLINBEADOL	Individual Client Svc & Claims	Compaq	Deskpro	6922CD64A252	[***]	[***]	REDMOND-LIFE
REDLINBELZEE	Individual-New Business-Issue	Compaq	Deskpro EN Series	6918CD64F911	[***]	[***]	REDMOND-LIFE
REDLINBILLFL	Life Underwriting-NW	Compaq	Deskpro EN Series	6920CD64B740	[***]	[***]	REDMOND-LIFE
REDLINBOBBWA	Individual Systems	Compaq	Deskpro EP/SB Series	6014CW4PA420	[***]	[***]	REDMOND-LIFE
REDLINBOBGOO	Individual Client Svc & Claims	IBM	26474PU	78MH8R0	[***]	[***]	REDMOND-LIFE
REDLINBOORAT	Individual Systems	Compaq	Deskpro	6048DYSZW804	[***]	[***]	REDMOND-LIFE
REDLINBRIBUS	Individual-Policy Service-HO	Compaq	Deskpro	6911BW85A573	[***]	[***]	REDMOND-LIFE
REDLINCARBRO	Individual-New Business-Issue	Compaq	Deskpro	6920CD64E440	[***]	[***]	REDMOND-LIFE
REDLINCHAORP	Individual-New Business-Issue	Compaq	Deskpro	6931CD640904	[***]	[***]	REDMOND-LIFE
REDLINCHIFEH	Individual-Policy Service-HO	Compaq	Deskpro	6921CD64C873	[***]	[***]	REDMOND-LIFE
REDLINCHRCOH	Individual-Policy Service-HO	Compaq	Deskpro	6911BW85A628	[***]	[***]	REDMOND-LIFE
REDLINCHRFLE	Individual-Policy Service-HO	Compaq	Deskpro	6850BW85B294	[***]	[***]	REDMOND-LIFE
REDLINCHRISE	Individual-Policy Service-HO	Compaq	Deskpro	6922CD64A358	[***]	[***]	REDMOND-LIFE
REDLINCHYHAE	Individual-New Business-Issue	Compaq	Deskpro EN Series	6922CD64A329	[***]	[***]	REDMOND-LIFE
REDLINCOLDIL	Individual-Policy Service-HO	Compaq	Deskpro	6922CD64A259	[***]	[***]	REDMOND-LIFE
REDLINCRYYOU	Individual-Policy Service-HO	Compaq	Deskpro	6919CD64D311	[***]	[***]	REDMOND-LIFE
REDLINDAWKAR	Individual-New Business-Issue	Compaq	Deskpro	6918CD64J030	[***]	[***]	REDMOND-LIFE
REDLINDAWPET	Individual-New Business-Issue	Compaq	Deskpro	6918CD64D402	[***]	[***]	REDMOND-LIFE
REDLINDEBGIL	Indiv-Admin-Accounting	IBM	26474PU	6030DYSZN960	[***]	[***]	REDMOND-LIFE
REDLINDEBGOO	Life Underwriting-NW	Compaq	Deskpro EP/SB Series	6941CJN4M074	[***]	[***]	REDMOND-LIFE
REDLINDEBJEN	Individual Client Svc & Claims	Compaq	Deskpro	6848BW85D951	[***]	[***]	REDMOND-LIFE
REDLINDEBSAB	Indiv-Admin-Accounting	Compaq	Deskpro	6112DYSZ1546	[***]	[***]	REDMOND-LIFE
REDLINDEBUTE	Individual-Policy Service-HO	Compaq	Deskpro	6044DYSZE626	[***]	[***]	REDMOND-LIFE
REDLINDEMART	Individual-Policy Service-HO	Compaq	Deskpro EN Series	6922CD64A361	[***]	[***]	REDMOND-LIFE
REDLINDERMCC	Individual Admin	Compaq	Evo D510 CMT	W240KN8XA069	[***]	[***]	REDMOND-LIFE
REDLINDEVBEL	Life Underwriting-NW	Compaq	Deskpro EP/SB Series	6945CJN4K502	[***]	[***]	REDMOND-LIFE
REDLINDONMCG	Individual-Policy Service-HO	Compaq	Deskpro EN Series	6926CD640950	[***]	[***]	REDMOND-LIFE
REDLINDONNAO	Individual-New Business-Issue	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDLINDONPOR	Individual-Policy Service-HO	Compaq	Deskpro EN Series	6918CD64H932	[***]	[***]	REDMOND-LIFE
REDLINEDNAHL	Individual-Policy Service-HO	Compaq	Deskpro	6906BW85C909	[***]	[***]	REDMOND-LIFE
REDLINELMVIL	Individual-New Business-Issue	Compaq	Deskpro	6918CD64G081	[***]	[***]	REDMOND-LIFE
REDLINFRADEN	Individual-Policy Service-HO	Compaq	Deskpro	6044DYSZE396	[***]	[***]	REDMOND-LIFE
REDLINFRIMAR	Individual-Policy Service-HO	Compaq	Deskpro	6902BW85A594	[***]	[***]	REDMOND-LIFE
REDLINGREJON	Individual-Policy Service-HO	Compaq	Deskpro	6907BW85B014	[***]	[***]	REDMOND-LIFE
REDLINGUNGRA1	Indiv-Admin-Accounting	Compaq	Evo D510 CMT	6X19DYSZF0KZ	[***]	[***]	REDMOND-LIFE
REDLINGWECLA	Indiv-Admin-Accounting	IBM	26474PU	78KZ5DD	[***]	[***]	REDMOND-LIFE
REDLINHEIHAY	Individual-New Business-Issue	Compaq	Deskpro	6848BW85D931	[***]	[***]	REDMOND-LIFE
REDLINHEILAW	Indiv-Admin-Accounting	IBM	26474PU	78KZ5DH	[***]	[***]	REDMOND-LIFE
REDLINIRIGUR1	Indiv-Admin-Accounting	Compaq	Evo D510 CMT	W309KN8XA004	[***]	[***]	REDMOND-LIFE
REDLINJANKAH	Individual-Claims	Compaq	Deskpro EN Series	6931CD640680	[***]	[***]	REDMOND-LIFE
REDLINJASMOR	Individual Client Svc & Claims	Compaq	Deskpro	6044DYSZF009	[***]	[***]	REDMOND-LIFE
REDLINJEFHUN	Individual-New Business-Issue	Compaq	Deskpro	6041DYSZD601	[***]	[***]	REDMOND-LIFE
REDLINJEFSHO	Individual-Claims	Compaq	Deskpro	6910BW85G311	[***]	[***]	REDMOND-LIFE
REDLINJENDAV	Indiv Management	IBM	266295U	FXT2043	[***]	[***]	REDMOND-LIFE
REDLINJENPEY	Individual Client Svc & Claims	Compaq	Deskpro		[***]	[***]	REDMOND-LIFE
REDLINJOECUR	Individual-New Business-Issue	Compaq	Deskpro	6922CD64A397	[***]	[***]	REDMOND-LIFE
REDLINJOELIU	Indiv-Admin-Accounting	Compaq	Deskpro	6048DYSZB837	[***]	[***]	REDMOND-LIFE
REDLINJULCON	Life Underwriting-NW	Compaq	Deskpro EN Series	6918CD64J060	[***]	[***]	REDMOND-LIFE
REDLINKARDIE	Individual-Policy Service-HO	Compaq	Deskpro	6926CD640658	[***]	[***]	REDMOND-LIFE
REDLINKAREBR	Individual-Policy Service-HO	Compaq	Deskpro	6849BW85C464	[***]	[***]	REDMOND-LIFE
REDLINKATBRA	Indiv-Admin-Accounting	Compaq	Deskpro	6Y19DYSZ60G9	[***]	[***]	REDMOND-LIFE
REDLINKATFER	Individual-New Business-Issue	Compaq	Deskpro	6931CD640965	[***]	[***]	REDMOND-LIFE
REDLINKATHPH	Indiv-Admin-Accounting	Compaq	Deskpro	6037DYSZG800	[***]	[***]	REDMOND-LIFE
REDLINKATMCG	Life Underwriting-NW	Compaq	Deskpro EN Series	6918CD64F973	[***]	[***]	REDMOND-LIFE
REDLINKATWAL	Individual-New Business-Issue	Compaq	Deskpro	6918CD64H929	[***]	[***]	REDMOND-LIFE
REDLINKEERHO	Individual-Policy Service-HO	Compaq	Deskpro	6907BW85C890	[***]	[***]	REDMOND-LIFE
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information — For internal use only	Laptop & Desktop Inventory

C.1 - Distributed Computing Hardware
Laptops &Desktops Inventory

Office / Branch
Location (computer	Business		MFG Model (Name /	Comments	Comments	Comments
name)	(department name)	MFG Make	Number)	(serial number)	(user name)	(user ID)	Office/City
REDLINKELBAR	Individual-New Business-Issue	Compaq	Deskpro EP/SB Series	6945CJN4K386	[***]	[***]	REDMOND-LIFE
REDLINKELPET	Individual-New Business-Issue	Compaq	Deskpro EN Series	6920CD64E506	[***]	[***]	REDMOND-LIFE
REDLINKEVHIL	Indiv-Issue	Compaq	Deskpro EN Series	6920CD64D264	[***]	[***]	REDMOND-LIFE
REDLINKHIQUA	Individual-New Business-Issue	Compaq	Deskpro	6907BW85B059	[***]	[***]	REDMOND-LIFE
REDLINKRIEGG	Individual-New Business-Issue	Compaq	Deskpro EP/SB Series	6015CW4PA280	[***]	[***]	REDMOND-LIFE
REDLINKRIHIL	Individual-Claims	Compaq	Deskpro	6848BW85D923	[***]	[***]	REDMOND-LIFE
REDLINKRILAN	Individual-Policy Service-HO	Compaq	Deskpro	6850BW85B562	[***]	[***]	REDMOND-LIFE
REDLINKRIPAI	Indiv-Admin-Accounting	Compaq	Evo D510 CMT	W240KN8XA060	[***]	[***]	REDMOND-LIFE
REDLINLAUHAN	Individual-Policy Service-HO	Compaq	Deskpro EN Series	6918CD64H931	[***]	[***]	REDMOND-LIFE
REDLINLAUJOH	Indiv Management	IBM	26474AU	78FMFYX	[***]	[***]	REDMOND-LIFE
REDLINLEAFRA	Individual-Policy Service-HO	Compaq	Deskpro	6907BW85C673	[***]	[***]	REDMOND-LIFE
REDLINLEASAW	Individual-New Business-Issue	Compaq	Deskpro EP/SB Series	6941CJN4M107	[***]	[***]	REDMOND-LIFE
REDLINLEOSIM	Individual-New Business-Issue	Compaq	Deskpro	6905BW85C213	[***]	[***]	REDMOND-LIFE
REDLINLIDONA	Individual-Policy Service-HO	Compaq	Deskpro	6910BW85D093	[***]	[***]	REDMOND-LIFE
REDLINLISANK	Sales Center-Call Center	Compaq	Deskpro	6907BW85B578	[***]	[***]	REDMOND-LIFE
REDLINLISELV	Individual-Policy Service-HO	Compaq	Deskpro EN Series	6926CD640606	[***]	[***]	REDMOND-LIFE
REDLINLISELV1	Individual-Policy Service-HO	Compaq	Deskpro EN Series	6927CD642424	[***]	[***]	REDMOND-LIFE
REDLINLISSIE	Individual-New Business-Issue	Compaq	Deskpro	6907BW85B606	[***]	[***]	REDMOND-LIFE
REDLINLYNHIL	Individual-Policy Service-HO	Compaq	Deskpro	6044DYSZE928	[***]	[***]	REDMOND-LIFE
REDLINMAHOLL1	Individual-New Business-Issue	Compaq	Evo D510 CMT	W240KN8XA090	[***]	[***]	REDMOND-LIFE
REDLINMARHA1	Life Underwriting-NW	IBM	264746U	78KBXM2	[***]	[***]	REDMOND-LIFE
REDLINMARHAR	Individual-New Business-Issue	Compaq	Deskpro EP/SB Series	6926CD641280	[***]	[***]	REDMOND-LIFE
REDLINMARRAB	Individual-New Business-Issue	Compaq	Deskpro	6918CD64G055	[***]	[***]	REDMOND-LIFE
REDLINMARTVE	Indiv-Admin-Accounting	Compaq	Deskpro	6052DYSZJ869	[***]	[***]	REDMOND-LIFE
REDLINMARVAR	Individual-New Business-Issue	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDLINMICCHE	Individual Client Svc & Claims	IBM	26474PU	78KZ6AC	[***]	[***]	REDMOND-LIFE
REDLINMICHAM	Life Underwriting-NW	Compaq	Deskpro EP/SB Series	6944CJN4K511	[***]	[***]	REDMOND-LIFE
REDLINMICHBA	Individual-New Business-Issue	Compaq	Deskpro EP/SB Series	6949CJN4N815	[***]	[***]	REDMOND-RAINIER BLDG
REDLINMICMEA	Individual-Policy Service-HO	Compaq	Deskpro	6921CD64C881	[***]	[***]	REDMOND-LIFE
REDLINMIKMAD	Life Underwriting-NW	IBM	266234U	FX39232	[***]	[***]	REDMOND-LIFE
REDLINMIRSEB	Individual-New Business-Issue	Compaq	Deskpro	6907BW85B078	[***]	[***]	REDMOND-LIFE
REDLINMONMOT	Individual-New Business-Issue	Compaq	Deskpro	6922CD64A013	[***]	[***]	REDMOND-LIFE
REDLINNATJON	Individual-Claims	Compaq	Deskpro	6907BW85D051	[***]	[***]	REDMOND-LIFE
REDLINNEEHOS	Individual-New Business-Issue	Compaq	Deskpro EP/SB Series	6942CJN4M838	[***]	[***]	REDMOND-LIFE
REDLINNICBR1	Individual-New Business-Issue	Compaq	Deskpro	6918CD64F965	[***]	[***]	REDMOND-LIFE
REDLINPATBRI	Individual Client Svc & Claims	Compaq	Deskpro	6907BW85C970	[***]	[***]	REDMOND-LIFE
REDLINPAUWHI	Individual-Policy Service-HO	Compaq	Deskpro EN Series	6920CD64A257	[***]	[***]	REDMOND-LIFE
REDLINPIEKOB	Individual-New Business-Issue	Compaq	Deskpro	6037DYSZA954	[***]	[***]	REDMOND-LIFE
REDLINQUANDO	Individual-Claims	Compaq	Deskpro	6848BW85D958	[***]	[***]	REDMOND-LIFE
REDLINREBMOO	Individual-Policy Service-HO	Compaq	Deskpro	6906BW85F320	[***]	[***]	REDMOND-LIFE
REDLINREEBAK	Individual-New Business-Issue	Compaq	Deskpro EP/SB Series	6945CJN4K696	[***]	[***]	REDMOND-LIFE
REDLINRHODUN	Life Underwriting-NW	Compaq	Deskpro EP/SB Series	6941CJN4M034	[***]	[***]	REDMOND-LIFE
REDLINRHOSOL	Individual-New Business-Issue	Compaq	Deskpro EP/SB Series	6X1ADYSZ804F	[***]	[***]	REDMOND-LIFE
REDLINROBBAU	Individual-Policy Service-HO	Compaq	Deskpro	6849BW85B721	[***]	[***]	REDMOND-LIFE
REDLINROBBUC	Individual-Policy Service-HO	Compaq	Deskpro	6848BW85D917	[***]	[***]	REDMOND-LIFE
REDLINROBGL1	Indiv-Issue	Compaq	Deskpro	6847BW85A595	[***]	[***]	REDMOND-LIFE
REDLINROBINC	Individual Admin	Compaq	Deskpro EP/SB Series	6014CW4PA446	[***]	[***]	REDMOND-LIFE
REDLINROSCAS	Individual Admin	Compaq	Deskpro EP/SB Series	6929CJN42371	[***]	[***]	REDMOND-LIFE
REDLINROSGRU	Individual-Claims	Compaq	Deskpro	6850BW85B385	[***]	[***]	REDMOND-LIFE
REDLINRUBGUT	Individual-Policy Service-HO	Compaq	Deskpro	6048DYSZX470	[***]	[***]	REDMOND-LIFE
REDLINRYALOV	Individual-Policy Service-HO	Compaq	Deskpro	6848BW85E601	[***]	[***]	REDMOND-LIFE
REDLINSABYEU	Individual-New Business-Issue	Compaq	Deskpro EP/SB Series	6015CW4PA115	[***]	[***]	REDMOND-LIFE
REDLINSALAND	Individual-New Business-Issue	Compaq	Deskpro	6041DYSZD606	[***]	[***]	REDMOND-LIFE
REDLINSARTAR	Individual-New Business-Issue	Compaq	Deskpro EN Series	6927CD640849	[***]	[***]	REDMOND-LIFE
REDLINSHARE3	Individual Systems	Compaq	Deskpro	6849BW85A311	[***]	[***]	REDMOND-LIFE
REDLINSHETHO	Individual Admin	Compaq	DSDT	6X1ADYSZ80AV	[***]	[***]	REDMOND-LIFE
REDLINSHISTU	Indiv-Admin-Accounting	IBM	26474PU	78KZ5BT	[***]	[***]	REDMOND-LIFE
REDLINSIRWIL	Individual-New Business-Issue	Compaq	Deskpro EP/SB Series	6011DT63C419	[***]	[***]	REDMOND-LIFE
REDLINSTEWIL	Individual-Policy Service-HO	Compaq	Deskpro	6850BW85A729	[***]	[***]	REDMOND-LIFE
REDLINSTLASS	Individual-Policy Service-HO	Compaq	Deskpro	6907BW85D038	[***]	[***]	REDMOND-LIFE
REDLINSUANDE	Life Underwriting-NW	Compaq	Deskpro EP/SB Series	6945CJN4K494	[***]	[***]	REDMOND-LIFE
REDLINSUEWIN	Individual-Policy Service-HO	Compaq	Deskpro EP/SB Series	6946CJN4K823	[***]	[***]	REDMOND-LIFE
REDLINSUSAND	Individual-New Business-Issue	Compaq	Deskpro	6911BW85A429	[***]	[***]	REDMOND-LIFE
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information — For internal use only	Laptop & Desktop Inventory

C.1 - Distributed Computing Hardware
Laptops &Desktops Inventory

Office / Branch
Location (computer	Business		MFG Model (Name /	Comments	Comments	Comments
name)	(department name)	MFG Make	Number)	(serial number)	(user name)	(user ID)	Office/City
REDLINSUSSM1	Indiv-Admin-Accounting	Compaq	EVO	W230JYFXA018	[***]	[***]	REDMOND-LIFE
REDLINSUWPAT1	Indiv-Admin-Accounting	Compaq	Evo D510 CMT	W309KN8XA002	[***]	[***]	REDMOND-LIFE
REDLINTAMKUB	Individual Client Svc & Claims	Compaq	Deskpro	6044DYSZE502	[***]	[***]	REDMOND-LIFE
REDLINTARRU1	Individual Client Svc & Claims	Compaq	Deskpro	6035DYSZP606	[***]	[***]	REDMOND-LIFE
REDLINTEHARL	Individual-Policy Service-HO	Compaq	Deskpro	6044DYSZE803	[***]	[***]	REDMOND-LIFE
REDLINTEMP01	Individual Systems	Compaq	Deskpro	6907BW85C894	[***]	[***]	REDMOND-LIFE
REDLINTERDER	Individual Client Svc & Claims	Compaq	Deskpro	6926CD641634	[***]	[***]	REDMOND-LIFE
REDLINTERMER	Individual-Policy Service-HO	Compaq	Deskpro	6906BW85F318	[***]	[***]	REDMOND-LIFE
REDLINTHEWIC	Individual-New Business-Issue	Compaq	Deskpro EP/SB Series	6945CJN4K267	[***]	[***]	REDMOND-LIFE
REDLINTHOGOW	Life Underwriting-NW	Compaq	Deskpro	6105DYSZA492	[***]	[***]	REDMOND-LIFE
REDLINTINMET	Individual-New Business-Issue	IBM	264746U	78KGDF5	[***]	[***]	REDMOND-LIFE
REDLINTODYOU	Individual-New Business-Issue	Compaq	Deskpro EN Series	6918CD64G582	[***]	[***]	REDMOND-LIFE
REDLINTRNGPC	Individual-Policy Service-HO	Compaq	Deskpro	6906BW85F839	[***]	[***]	REDMOND-LIFE
REDLINVANDIN	Individual-Policy Service-HO	Compaq	Deskpro	6848BW85D417	[***]	[***]	REDMOND-LIFE
REDLINVICSTA	Individual-Policy Service-HO	Compaq	Deskpro	6851BW85B977	[***]	[***]	REDMOND-LIFE
REDLINYELSKU	Indiv-Admin-Accounting	Compaq	Deskpro	6112DYSZH328	[***]	[***]	REDMOND-LIFE
REDLIXALIMOE	Individual Systems	Compaq	Deskpro	6X19DYSZF0SF	[***]	[***]	REDMOND-LIFE
REDLIXBRAKNO	Individual Systems	Compaq	Deskpro	6X19DYSZF0NP	[***]	[***]	REDMOND-LIFE
REDLIXDAVFR1	Actu-Prod Dev-Indiv	IBM	26476U8	787BTYN	[***]	[***]	REDMOND-LIFE
REDLIXDEBBWI	Individual Systems	Compaq	Deskpro	6112DYSZ1524	[***]	[***]	REDMOND-LIFE
REDLIXDOUCAR	Individual Systems	IBM	26474PU	78KZ9NA	[***]	[***]	REDMOND-LIFE
REDLIXGAYBEN	Individual Systems	Compaq	Deskpro	6906BW85F331	[***]	[***]	REDMOND-LIFE
REDLIXGAYFIT	Individual Systems	Compaq	Deskpro	6X19DYSZF0NW	[***]	[***]	REDMOND-LIFE
REDLIXGRASUM	Actu-Prod Dev-Indiv	COMPAQ	DSDT		[***]	[***]	REDMOND-LIFE
REDLIXINDSYS	Individual Systems	Compaq	Deskpro	6906BW85D523	[***]	[***]	REDMOND-LIFE
REDLIXJOHMYE	Individual Systems	Compaq	Deskpro	6906BW85B237	[***]	[***]	REDMOND-LIFE
REDLIXJOPARK	Actu-Prod Dev-Indiv	IBM	26474AU	78FNPZW	[***]	[***]	REDMOND-LIFE
REDLIXJORJUN	Individual Systems	Compaq	Deskpro	6X19DYSZF0RK	[***]	[***]	REDMOND-LIFE
REDLIXJORJUN3	Individual Systems	Compaq	Deskpro EP/SB Series	6945CJN4K613	[***]	[***]	REDMOND-LIFE
REDLIXJUDHAR	Individual Systems	Compaq	Deskpro	6906BW85F248	[***]	[***]	REDMOND-LIFE
REDLIXJUNPEC	Individual Systems	Compaq	Deskpro	6X19DYSZF119	[***]	[***]	REDMOND-LIFE
REDLIXJUNWON	Individual Systems	Compaq	Deskpro	6906BW85F218	[***]	[***]	REDMOND-LIFE
REDLIXKALDON	Individual Systems	IBM	26474AU	78FNPDL	[***]	[***]	REDMOND-LIFE
REDLIXKARESC	Individual Systems	IBM	26474MU	78FRKLC	[***]	[***]	REDMOND-LIFE
REDLIXKARHET	Individual Systems	Compaq	Deskpro EP/SB Series	6011DT63E524	[***]	[***]	REDMOND-LIFE
REDLIXKARROG	Individual Systems	Compaq	Deskpro	6906BW85B035	[***]	[***]	REDMOND-LIFE
REDLIXKEVMEE	Actu-Prod Dev-Indiv	Compaq	Deskpro EP/SB Series	6945CJN4L878	[***]	[***]	REDMOND-LIFE
REDLIXLANLIL	Individual Systems	Compaq	Deskpro	6847BW85D386	[***]	[***]	REDMOND-LIFE
REDLIXLAUAND	Individual Systems	IBM	26474PU	78KZ4VD	[***]	[***]	REDMOND-LIFE
REDLIXLAUKIN	Individual Systems	IBM	26474PU	78KZ9PD	[***]	[***]	REDMOND-LIFE
REDLIXLEEJON	Individual Systems	IBM	26474AU	78FNPWT	[***]	[***]	REDMOND-LIFE
REDLIXLISTRA	Actu-Prod Dev-Indiv	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDLIXLORPOL	Individual Systems	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDLIXLYNCAR	Individual Systems	Compaq	Deskpro	6926CD640916	[***]	[***]	REDMOND-LIFE
REDLIXMARRAU	Individual Systems	IBM	26474AU	78AGXT3	[***]	[***]	REDMOND-LIFE
REDLIXMATRIN	Actu-Prod Dev-Indiv	Compaq	Deskpro	6922CD64A572	[***]	[***]	REDMOND-LIFE
REDLIXMEADER	Individual Systems	IBM	26476U8	787BVCT	[***]	[***]	REDMOND-LIFE
REDLIXPAMEAS	Individual Systems	Compaq	Deskpro	6906BW85F164	[***]	[***]	REDMOND-LIFE
REDLIXPAUSTE	Individual Systems	Compaq	Deskpro	6110DYSZA665	[***]	[***]	REDMOND-LIFE
REDLIXSHARE3	Indiv Management	Compaq	Deskpro	6925CD642916	[***]	[***]	REDMOND-LIFE
REDLIXSHARE6	Income Annuities Systems	Compaq	Deskpro	6847BW85A596	[***]	[***]	REDMOND-LIFE
REDLIXSHARE8	Individual Systems	Compaq	Deskpro	6847BW85B473	[***]	[***]	REDMOND-LIFE
REDLIXSOLVEL	Individual Systems	Compaq	Deskpro	6906BW85C989	[***]	[***]	REDMOND-LIFE
REDLIXTEMPOO	Actu-Prod Dev-Indiv	Compaq	Deskpro	6922CD64A164	[***]	[***]	REDMOND-LIFE
REDLIXTERRTH	Individual Systems	Compaq	Deskpro	6905BW85C922	[***]	[***]	REDMOND-LIFE
REDLIXTEST3	Individual Systems	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDLIXWENHUL	Individual Systems	Compaq	Deskpro	6928CD640355	[***]	[***]	REDMOND-LIFE
REDLIXWESSIM	Individual Systems	Compaq	Deskpro	6911BW85A569	[***]	[***]	REDMOND-LIFE
REDLMHSOFT	Marketing-Administration	Compaq	Deskpro	6847BW85B209	[***]	[***]	REDMOND-LIFE
REDLMKAARMAT	Agy Svcs-Compensation	IBM	26474PU	78KZ8GD	[***]	[***]	REDMOND-LIFE
REDLMKADRSTR	Agy Svcs-Compensation	Compaq	Deskpro EP/SB Series	6002CJN4K516	[***]	[***]	REDMOND-RAINIER BLDG
REDLMKAGYTEM	Agy Svcs-Compensation	IBM	26474PU	78KZ8DX	[***]	[***]	SEATTLE-ROOSEVELT COMMONS
REDLMKANGHAW	Life Agy-Appointments	IBM	26474EU	78P7GN6	[***]	[***]	REDMOND-RAINIER BLDG
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information — For internal use only	Laptop & Desktop Inventory

C.1 - Distributed Computing Hardware
Laptops &Desktops Inventory

Office / Branch
Location (computer	Business		MFG Model (Name /	Comments	Comments	Comments
name)	(department name)	MFG Make	Number)	(serial number)	(user name)	(user ID)	Office/City
REDLMKBABESH	Life Agy-Appointments	Compaq	Deskpro EP/SB Series	6938CJN41131	[***]	[***]	REDMOND-RAINIER BLDG
REDLMKBREFRE	Multi-Line Marketing	IBM	26454EU	78RWTH5	[***]	[***]	REDMOND-ADAMS BLDG
REDLMKCOLRAM	Life Agy-Appointments	Compaq	Deskpro	6850BW85A531	[***]	[***]	REDMOND-RAINIER BLDG
REDLMKDAITRA	Agy Svcs-Compensation	Compaq	Deskpro	6033DYSZK201	[***]	[***]	REDMOND-RAINIER BLDG
REDLMKDANKIR	Agy Svcs-Compensation	Compaq	Deskpro	6046DYSZC946	[***]	[***]	REDMOND-RAINIER BLDG
REDLMKDAROWL	Life Agy-Appointments	Compaq	Deskpro EP/SB Series	6949CJN4N808	[***]	[***]	REDMOND-RAINIER BLDG
REDLMKDAVBAT	Sales & Marketing Systems	IBM	26474PU	78KZ5VG	[***]	[***]	REDMOND-LIFE
REDLMKDEBVA1	Agy Svcs-Compensation	Compaq	Deskpro EN Series	6917CD64A160	[***]	[***]	REDMOND-RAINIER BLDG
REDLMKDEBVAN	Agy Svcs-Compensation	IBM	26474PU	78KZ6BW	[***]	[***]	REDMOND-RAINIER BLDG
REDLMKDEBWA1	Agy Svcs-Compensation	IBM	26474EU	78P6TT2	[***]	[***]	REDMOND-RAINIER BLDG
REDLMKDEBWAN	Agy Svcs-Compensation	Compaq	Deskpro	6037DYSZG755	[***]	[***]	REDMOND-RAINIER BLDG
REDLMKDOHUBB	Life Agy-Appointments	Compaq	Deskpro EP/SB Series	6949CJN4N696	[***]	[***]	REDMOND-RAINIER BLDG
REDLMKELIAGU	Life Agy-Appointments	Compaq	Deskpro EP/SB Series	W240KN8XA052	[***]	[***]	REDMOND-LIFE
REDLMKEVEUGA	Life Agy-Appointments	Compaq	Deskpro EP/SB Series	6950CJN4M780	[***]	[***]	REDMOND-RAINIER BLDG
REDLMKFALMAT	Life Agency Information-NW	Compaq	Deskpro EN Series	6931CD640290	[***]	[***]	REDMOND-RAINIER BLDG
REDLMKGAYFAW	Life Agy-Appointments	Compaq	Deskpro EP/SB Series	6950CJN4K563	[***]	[***]	REDMOND-RAINIER BLDG
REDLMKGREGWH	Agy Svcs-Compensation	Compaq	Deskpro	6044DYSZF004	[***]	[***]	REDMOND-RAINIER BLDG
REDLMKGRETJO	Transfer Agent Admin	Compaq	Deskpro	6035DYSZQ545	[***]	[***]	REDMOND-RAINIER BLDG
REDLMKGREWHI	Life Agency Information-NW	Compaq	Deskpro	6840BW85J108	[***]	[***]	REDMOND-LIFE
REDLMKHEALEL	Life Agy-Appointments	Compaq	Deskpro EP/SB Series	6X21JYFZT14A	[***]	[***]	REDMOND-LIFE
REDLMKHEALYO	Life Agy-Appointments	Compaq	Deskpro EP/SB Series	78TCGM8	[***]	[***]	REDMOND-LIFE
REDLMKINDEXING	Agy Svcs-Compensation	Compaq	Deskpro EP/SB Series	6048DYSZW575	[***]	[***]	REDMOND-LIFE
REDLMKJEASTR	Life Agy-Appointments	Compaq	Deskpro EP/SB Series	78KZ5PY	[***]	[***]	REDMOND-LIFE
REDLMKJIMPIR	Symetra Marketing	IBM	26474AU	6X19DYSZF0RL	[***]	[***]	REDMOND-LIFE
REDLMKKATHWE	Agy Svcs-Compensation	IBM	26474MU	78KBYF6	[***]	[***]	REDMOND-LIFE
REDLMKKAYMON	Life Agy-Appointments	Compaq	DSDT	78MH6W0	[***]	[***]	REDMOND-LIFE
REDLMKLAPTOP	Agy Svcs-Compensation	IBM	26474AU	6X25JYFZN1TM	[***]	[***]	REDMOND-LIFE
REDLMKLARMIK	Grp Dist-Mkt/Sls-Sales-Sea	IBM	26474AU	787BVDV	[***]	[***]	not in outlook
REDLMKLAYSHI	Agy Svcs-Compensation	Compaq	Deskpro EP/SB Series	78FNPTA	[***]	[***]	REDMOND-RAINIER BLDG
REDLMKLIGARD	Sales & Marketing Systems	IBM	264746U	W312KN8XA014	[***]	[***]	REDMOND-LIFE
REDLMKLORSWA	Life Agy-Appointments	Compaq	Deskpro EP/SB Series	6949CJN4N823	[***]	[***]	not in outlook
REDLMKLYNLIN	Life Agency Information-NW	IBM	26474PU	78KGDA3	[***]	[***]	REDMOND-LIFE
REDLMKMAGGRO	Agy Svcs-Compensation	Compaq	DSDT	W240KN8XA106	[***]	[***]	REDMOND-LIFE
REDLMKMARBUR	Life Agy-Appointments	Compaq	Deskpro EP/SB Series	6924CD64A889	[***]	[***]	REDMOND-LIFE
REDLMKMARZOR	Agy Svcs-Compensation	Compaq	Deskpro EP/SB Series	6851BW85A356	[***]	[***]	REDMOND-LIFE
REDLMKMONPAR	Life Agy-Appointments	Compaq	DSDT	W238KN8XA213	[***]	[***]	REDMOND-LIFE
REDLMKNICJAM	Life Agy-Appointments	Compaq	Deskpro	W240KN8XA048	[***]	[***]	REDMOND-RAINIER BLDG
REDLMKNORFOW	Life Agy-Appointments	Compaq	Deskpro EP/SB Series	6902BW85A688	[***]	[***]	REDMOND-LIFE
REDLMKOCTORD	Life Agency Information-NW	Compaq	Deskpro EP/SB Series	78VFWT1	[***]	[***]	REDMOND-LIFE
REDLMKPATCRI	Life Agy-Appointments	Compaq	Deskpro EP/SB Series	W240KN8XA094	[***]	[***]	not in outlook
REDLMKPATWIN	Life Agy-Appointments	Compaq	Deskpro EP/SB Series	78KZ5DM	[***]	[***]	REDMOND-LIFE
REDLMKRANLAN	Multi-Line Marketing	IBM	26454EU	6X19DYSZF3RP	[***]	[***]	not in outlook
REDLMKROBHEN	Agy Svcs-Compensation	IBM	26474AU	78T6CM3	[***]	[***]	REDMOND-RAINIER BLDG
REDLMKSCANER	Agy Svcs-Compensation	Compaq	Deskpro EP/SB Series	6X1ADYSZ80E3	[***]	[***]	REDMOND-LIFE
REDLMKSHAHAG	Life Agy-Appointments	Compaq	Deskpro EP/SB Series	6112DYSZD602	[***]	[***]	REDMOND-LIFE
REDLMKSHEBLU	Life Agy-Appointments	Compaq	Deskpro EP/SB Series	78MH6W1	[***]	[***]	not in outlook
REDLMKSIMBAN	Life Agy-Appointments	Compaq	Deskpro	6927CD640182	[***]	[***]	not in outlook
REDLMKSTEZEI	Life Agy-Appointments	Compaq	Deskpro EP/SB Series	6924CD64A836	[***]	[***]	REDMOND-LIFE
REDLMKTEST02	Agy Svcs-Compensation	Compaq	Deskpro EP/SB Series	6X21JYFZT16D	[***]	[***]	not in outlook
REDLMKWENKEN	Agy Svcs-Compensation	IBM	26474PU	787BVBC	[***]	[***]	not in outlook
REDLMLALEFUN	Multi-Line Dist-Sales-Atl	IBM	264746U	W240KN8XA025	[***]	[***]	REDMOND-LIFE
REDLMLALLMUR	Multiline-Seattle Sls-NW-Spo	IBM	26474EU	6X1ADYSZ80GY	[***]	[***]	REDMOND-LIFE
REDLMLBRAMCA	Multiline-Seattle Sales-NW	IBM	264746U	6X19DYSZF0XE	[***]	[***]	REDMOND-LIFE
REDLMLJIMDAN	Life Multi Pension Sls-SE-Nsh	IBM	26474EU	78KBNR1	[***]	[***]	REDMOND-LIFE
REDLMLKARRMO	Multiline-Seattle Sales-NW	IBM	26474EU	6949CJN4M031	[***]	[***]	REDMOND-RAINIER BLDG
REDLMLMARLUD	Multi-Line Dist-Sales-Atl	IBM	26474PU	W240KN8XA021	[***]	[***]	REDMOND-LIFE
REDLMLMELINT	Multi-Line Dist-Sales-Atl	IBM	26474AU	W251KN8XA104	[***]	[***]	REDMOND-LIFE
REDLMLSHARSM	Multi-Line Distribution	Compaq	Deskpro	6110DYSZP292	[***]	[***]	REDMOND-LIFE
REDLMLSTEDAI	Multiline-Seattle Sls-NW-Por	IBM	26474EU	78P7CT6	[***]	[***]	LAKE OSWEGO
REDLMLTERRAY	Life Multiline-CEN-Stl	IBM	26474EU	78P7CF5	[***]	[***]	NASHVILLE
REDLMLTIMADK	Multiline-Seattle Sales-NW	IBM	26474EU	6915CD64C272	[***]	[***]	REDMOND-LIFE
REDLMXANGRIG	Sales & Marketing Systems	Compaq	Deskpro	78FNTAR	[***]	[***]	REDMOND-LIFE
REDLMXBRANAY1	Symetra Program Office	IBM	26474AU	6035DYSZM670	[***]	[***]	REDMOND-LIFE
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information — For internal use only	Laptop & Desktop Inventory

C.1 - Distributed Computing Hardware
Laptops &Desktops Inventory

Office / Branch
Location (computer	Business		MFG Model (Name /	Comments	Comments	Comments
name)	(department name)	MFG Make	Number)	(serial number)	(user name)	(user ID)	Office/City
REDLMXCAMHEI1	Sales & Marketing Systems	IBM	26476U8	6949CJN4N407	[***]	[***]	REDMOND-RAINIER BLDG
REDLMXCAROLS	Sales & Marketing Systems	IBM	26474AU	6043DYSZB432	[***]	[***]	REDMOND-LIFE
REDLMXDANTAK	Sales & Marketing Systems	Compaq	Deskpro	6915CD64B149	[***]	[***]	REDMOND-LIFE
REDLMXDAVTUS	Sales & Marketing Systems	IBM	26476U8	W240KN8XA099	[***]	[***]	REDMOND-LIFE
REDLMXDERREA	Sales & Marketing Systems	IBM	26474AU	6X1ADYSZ8098	[***]	[***]	REDMOND-LIFE
REDLMXDONRO1	Sales & Marketing Systems	IBM	26474AU	W240KN8XA040	[***]	[***]	REDMOND-LIFE
REDLMXGRECAM	Sales & Marketing Systems	IBM	264746U	6X1ADYSZ80HM	[***]	[***]	not in outlook
REDLMXHEARIG	Sales & Marketing Systems	IBM	26474AU	6X25JYFZH0KE	[***]	[***]	REDMOND-LIFE
REDLMXICSTEST	Symetra Quality Assurance	Compaq	Deskpro	6X25JYFZN1FH	[***]	[***]	REDMOND-LIFE
REDLMXKARMIL1	Sales & Marketing Systems	IBM	26476U8	6X1ADYSZ80GZ	[***]	[***]	REDMOND-LIFE
REDLMXLISTUR	Life Agency Information-NW	Compaq	Deskpro	6X19DYSZF3RS	[***]	[***]	REDMOND-LIFE
REDLMXLYFORS	Sales & Marketing Systems	IBM	26474PU	6109DYSZB878	[***]	[***]	REDMOND-RAINIER BLDG
REDLMXMARIJO	Sales & Marketing Systems	Compaq	Deskpro	78KZ5RH	[***]	[***]	REDMOND-LIFE
REDLMXMARIME	Sales & Marketing Systems	Compaq	Deskpro	6X1ADYSZ807H	[***]	[***]	REDMOND-LIFE
REDLMXMELNIC	Sales & Marketing Systems	IBM	26474MU		[***]	[***]	REDMOND-LIFE
REDLMXMELRIC	Symetra Quality Assurance	Compaq	DSDT	W240KN8XA038	[***]	[***]	REDMOND-LIFE
REDLMXRICWOL	Sales & Marketing Systems	Compaq	Deskpro	6X19DYSZF3SA	[***]	[***]	REDMOND-LIFE
REDLMXROBKER	Sales & Marketing Systems	Compaq	Deskpro	W240KN8XA082	[***]	[***]	not in outlook
REDLMXSAANDR2	Sales & Marketing Systems	IBM	26474PU	6902BW85A599	[***]	[***]	REDMOND-LIFE
REDLMXSANVAN2	Sales & Marketing Systems	IBM	26476U8	6048DYSZX168	[***]	[***]	REDMOND-LIFE
REDLMXSHANAN	Sales & Marketing Systems	IBM	2647APU	6927CD642367	[***]	[***]	REDMOND-LIFE
REDLMXSHARE1	Sales & Marketing Systems	IBM	26454AU	6949CJN4N701	[***]	[***]	REDMOND-RAINIER BLDG
REDLMXSTEPHA	Sales & Marketing Systems	Compaq	Deskpro	6105DYSZH729	[***]	[***]	not in outlook
REDLMXSUELEE	Sales & Marketing Systems	IBM	26474PU	6030DYSZN938	[***]	[***]	REDMOND-LIFE
REDLMXSUENOR	Sales & Marketing Systems	IBM	26474PU	6048DYSZW566	[***]	[***]	REDMOND-LIFE
REDLMXTOMMUL	Sales & Marketing Systems	Compaq	Deskpro	78KGLX6	[***]	[***]	DULUTH
REDLMXTONFAU	Sales & Marketing Systems	IBM	26474PU	W240KN8XA078	[***]	[***]	REDMOND-LIFE
REDLMXWALBUC1	Sales & Marketing Systems	IBM	26474PU	6043DYSZA087	[***]	[***]	REDMOND-LIFE
REDLPNAILIBA	Ret Svcs-Operations	Compaq	Deskpro	6043DYSZB399	[***]	[***]	REDMOND-LIFE
REDLPNALAPHO	Ret Svcs-New Business	Compaq	Evo D500	6930CD640191	[***]	[***]	REDMOND-LIFE
REDLPNALEBAC	Ret Svcs-New Business	Compaq	Evo D500	6X25JYFZN1HW	[***]	[***]	REDMOND-LIFE
REDLPNALIEDG	Ret Svcs-TSA	Compaq	Evo D510 CMT	78KFNT5	[***]	[***]	REDMOND-LIFE
REDLPNALIMUL	Income Annu-New Business	Compaq	Evo D510 CMT	6048DYSZW706	[***]	[***]	REDMOND-LIFE
REDLPNALLCHU	Actu-Prod Dev-Ret Svcs	IBM	26474PU	6048DYSZW629	[***]	[***]	REDMOND-LIFE
REDLPNALLVIL	Ret Svcs-IRA/Non-Qual	Compaq	Deskpro	78KZ4HR	[***]	[***]	REDMOND-LIFE
REDLPNALMCCO	Income Annu-Cust Care	Compaq	Evo D510 CMT	6930CD640216	[***]	[***]	REDMOND-LIFE
REDLPNAMINAG	Income Annu-Cust Care	Compaq	Deskpro EP/SB Series	6X19DYSZF0VG	[***]	[***]	REDMOND-LIFE
REDLPNAMPCAP	Ret Svcs-IRA/Non-Qual	Compaq	Evo D510 CMT	6X25JYFZN1LB	[***]	[***]	REDMOND-LIFE
REDLPNAMYLUT	Income Annu-Ctl & Audit	IBM	26474MU	W240KN8XA042	[***]	[***]	not in outlook
REDLPNANABET	Ret Svcs-Operations	Compaq	Deskpro	6948CJN4N489	[***]	[***]	not in outlook
REDLPNANDCOO	Income Annuities	Compaq	DSDT	6847BW85C692	[***]	[***]	REDMOND-LIFE
REDLPNANNCOO	Ret Svcs-TSA	Compaq	Deskpro	6041DYSZD647	[***]	[***]	REDMOND-LIFE
REDLPNANSTSE	Income Annu-New Business	Compaq	DSDT	W306KN8XA206	[***]	[***]	REDMOND-LIFE
REDLPNAURHAL	Ret Svcs-IRA/Non-Qual	Compaq	Deskpro		[***]	[***]	REDMOND-RAINIER BLDG
REDLPNBENBAI	Ret Svcs-Operations	Compaq	Deskpro	6048DYSZW706	[***]	[***]	REDMOND-LIFE
REDLPNBETKNO	Ret Svcs-IRA/Non-Qual	Compaq	Deskpro	6952CJN4K429	[***]	[***]	REDMOND-RAINIER BLDG
REDLPNBEVGAL	Ret Svcs-New Business	Compaq	Deskpro	6X1ADYSZ8091	[***]	[***]	REDMOND-LIFE
REDLPNBREJAN	Sales Center-Call Center	Compaq	Deskpro	6847BW85C694	[***]	[***]	REDMOND-LIFE
REDLPNCARFOR	Ret Svcs-IRA/Non-Qual	Compaq	Deskpro EN Series	6043DYSZA203	[***]	[***]	REDMOND-LIFE
REDLPNCARHAL	Ret Svcs-TSA	Compaq	DSDT	6112DYSZQ034	[***]	[***]	REDMOND-LIFE
REDLPNCARLYT	Ret Svcs-New Business	Compaq	Evo D500	6112DYSZL613	[***]	[***]	REDMOND-LIFE
REDLPNCAROCA	Ret Svcs-Operations	Compaq	Deskpro	787BVCZ	[***]	[***]	REDMOND-LIFE
REDLPNCAROFL	Ret Svcs-TSA	Compaq	DSDT	78FNRFW	[***]	[***]	REDMOND-RAINIER BLDG
REDLPNCHADIC	Ret Svcs-IRA/Non-Qual	Compaq	Deskpro EN Series	78FNHYD	[***]	[***]	REDMOND-LIFE
REDLPNCHRISC	Income Annu-Cust Care	Compaq	Evo D510 CMT	6X25JYFZE05A	[***]	[***]	not in outlook
REDLPNCHRPAR	Ret Svcs-TSA	Compaq	Evo D510 CMT	6037DYSZA919	[***]	[***]	REDMOND-LIFE
REDLPNCORKNO	Ret Svcs-New Business	Compaq	Evo D500	W240KN8XA071	[***]	[***]	not in outlook
REDLPNCRACHU	Ret Svcs-Operations	Compaq	Deskpro	W240KN8XA088	[***]	[***]	not in outlook
REDLPNCRYQUI	Income Annu-Cust Care	Compaq	Evo D510 CMT	6938CJN40580	[***]	[***]	REDMOND-RAINIER BLDG
REDLPNDABRIG	Ret Svcs-IRA/Non-Qual	Compaq	EVO	6941CJN4M086	[***]	[***]	REDMOND-LIFE
REDLPNDAVBAD	Ret Svcs-New Business	Compaq	Evo D500	6048DYSZW575	[***]	[***]	REDMOND-LIFE
REDLPNDAVISA	Ret Svcs-New Business	Compaq	Deskpro	X037DYSZA500	[***]	[***]	REDMOND-LIFE
REDLPNDEAHUF	Ops Mgmt-HO	IBM	264746U	6043DYSZB838	[***]	[***]	REDMOND-LIFE
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information — For internal use only	Laptop & Desktop Inventory

C.1 - Distributed Computing Hardware
Laptops &Desktops Inventory

Office / Branch
Location (computer	Business		MFG Model (Name /	Comments	Comments	Comments
name)	(department name)	MFG Make	Number)	(serial number)	(user name)	(user ID)	Office/City
REDLPNDEBCOX	Income Annu-New Business	Compaq	DSDT	6X1ADYSZ80FY	[***]	[***]	REDMOND-LIFE
REDLPNDEBLAN	Ret Svcs-Operations	Compaq	Deskpro	W240KN8XA109	[***]	[***]	REDMOND-LIFE
REDLPNEDWCHO	Ops Mgmt-HO	IBM	26474AU	6048DYSZW780	[***]	[***]	REDMOND-LIFE
REDLPNELEBAR	Ret Svcs-IRA/Non-Qual	Compaq	EVO	6X25JYFZN1FN	[***]	[***]	REDMOND-LIFE
REDLPNELLCHE	Symetra Program Office	Compaq	Deskpro	78KGMW3	[***]	[***]	REDMOND-LIFE
REDLPNELOOLI	Ret Svcs-Operations	Compaq	Deskpro	6109DYSZT033	[***]	[***]	REDMOND-LIFE
REDLPNELOOLI	Ret Svcs-Operations	Compaq	Deskpro	6X19DYSZC0F9	[***]	[***]	REDMOND-LIFE
REDLPNERLBER	Ret Svcs-Operations	Compaq	Deskpro	78FNVAM	[***]	[***]	DULUTH
REDLPNERLZAF	Ret Svcs-New Business	Compaq	Evo D500	6043DYSZB265	[***]	[***]	REDMOND-LIFE
REDLPNEVAHET	Ret Svcs-IRA/Non-Qual	Compaq	Deskpro	6X25JYFZN187	[***]	[***]	REDMOND-LIFE
REDLPNFLOJES	Ret Svcs-New Business	Compaq	Deskpro	6849BW85A325	[***]	[***]	REDMOND-LIFE
REDLPNHARHER	Ret Svcs-TSA	Compaq	Deskpro	78KZ7KF	[***]	[***]	REDMOND-RAINIER BLDG
REDLPNHISMON	Ret Svcs-IRA/Non-Qual	Compaq	Deskpro	6X25JYFZH0BL	[***]	[***]	REDMOND-LIFE
REDLPNINDWHI	Ret Svcs-IRA/Non-Qual	Compaq	Deskpro EN Series	6918CD64C861	[***]	[***]	REDMOND-RAINIER BLDG
REDLPNJABRA1	Income Annuities Systems	Compaq	DSDT	6043DYSZB271	[***]	[***]	REDMOND-LIFE
REDLPNJASFU2	Ret Svcs-TSA	Compaq	Evo D510 CMT	W240KN8XA127	[***]	[***]	REDMOND-LIFE
REDLPNJAWHEA	Ret Svcs-IRA/Non-Qual	Compaq	Deskpro EN Series	6925CD644331	[***]	[***]	REDMOND-LIFE
REDLPNJEAJAC	Ret Svcs-TSA	Compaq	Deskpro	6048DYSZW575	[***]	[***]	REDMOND-LIFE
REDLPNJEALI2	Actu-Prod Dev-Ret Svcs	IBM	26474PU	W240KN8XA015	[***]	[***]	REDMOND-LIFE
REDLPNJEGROM	Actu-Prod Dev-Ret Svcs	Compaq	Evo D510 CMT	6036DYSZB580	[***]	[***]	REDMOND-LIFE
REDLPNJENABB	Ret Svcs-Operations	Compaq	Deskpro EN Series	W239KN8XA031	[***]	[***]	not in outlook
REDLPNJENCR1	Ret Svcs-Operations	Compaq	Deskpro	6907BW85D045	[***]	[***]	not in outlook
REDLPNJERSAN	Ret Svcs-IRA/Non-Qual	Compaq	Deskpro	78KZ9TB	[***]	[***]	REDMOND-RAINIER BLDG
REDLPNJIHMOH	Ret Svcs-IRA/Non-Qual	Compaq	Deskpro	6112DYSZL575	[***]	[***]	not in outlook
REDLPNJILBOR	Ret Svcs-TSA	Compaq	Deskpro	78BFVR0	[***]	[***]	not in outlook
REDLPNJILPAT	Income Annuities	Compaq	Deskpro	6910BW85G278	[***]	[***]	REDMOND-LIFE
REDLPNJOALEI	Ret Svcs-IRA/Non-Qual	Compaq	Deskpro	6849BW85A111	[***]	[***]	not in outlook
REDLPNJOEGOO	Ret Svcs-Operations	Compaq	Deskpro	6048DYSZW629	[***]	[***]	not in outlook
REDLPNJOHWEA	Ret Svcs-IRA/Non-Qual	Compaq	EVO	6048DYSZW780	[***]	[***]	not in outlook
REDLPNJOSFLO	Ret Svcs-Operations	Compaq	Deskpro	6848BW85D893	[***]	[***]	REDMOND-LIFE
REDLPNJUDJOH	Income Annu-Cust Care	Compaq	Deskpro EN Series	6924CD64A619	[***]	[***]	REDMOND-LIFE
REDLPNJUDYBR	Ret Svcs-TSA	Compaq	Evo D510 CMT	6043DYSZB255	[***]	[***]	REDMOND-LIFE
REDLPNJULMAN	Ret Svcs-IRA/Non-Qual	Compaq	DSDT	78TCPV9	[***]	[***]	DULUTH
REDLPNKAIJON1	Ret Svcs-IRA/Non-Qual	Compaq	Evo D510 CMT	6125DYSZD374	[***]	[***]	REDMOND-LIFE
REDLPNKAREHA1	Ret Svcs-TSA	Compaq	Deskpro	6907BW85D056	[***]	[***]	REDMOND-LIFE
REDLPNKARWIL	Income Annu-New Business	Compaq	DSDT	W240KN8XA018	[***]	[***]	REDMOND-LIFE
REDLPNKATDIN	Ret Svcs-New Business	Compaq	Deskpro	6043DYSZB310	[***]	[***]	REDMOND-LIFE
REDLPNKATHYW	Ret Svcs-Operations	Compaq	Deskpro	6927CD642437	[***]	[***]	REDMOND-LIFE
REDLPNKATLEN	Ret Svcs-IRA/Non-Qual	Compaq	Deskpro EP/SB Series	6110DYSZQ526	[***]	[***]	REDMOND-LIFE
REDLPNKATUND	Ret Svcs-IRA/Non-Qual	Compaq	Evo D510 CMT	78KZ5RZ	[***]	[***]	REDMOND-LIFE
REDLPNKEVWOO	Income Annu-Ctl & Audit	Compaq	Evo D510 CMT	6927CD641942	[***]	[***]	REDMOND-LIFE
REDLPNKIMLUO	Ret Svcs-Operations	Compaq	Deskpro	6002CJN4K550	[***]	[***]	REDMOND-RAINIER BLDG
REDLPNKIMMCS	Income Annuities	IBM	26474PU	6945CJN4K309	[***]	[***]	REDMOND-LIFE
REDLPNKYLWHI	Ret Svcs-New Business	Hewlett-Packard	HP d530 CMT(DC577AV)	6030DYSZN771	[***]	[***]	REDMOND-LIFE
REDLPNLIEDWA	Ret Svcs-IRA/Non-Qual	Compaq	Evo D500	W240KN8XA085	[***]	[***]	not in outlook
REDLPNLILSOU	Ret Svcs-IRA/Non-Qual	Compaq	Deskpro	78KFXF5	[***]	[***]	REDMOND-LIFE
REDLPNLINDAH	Ret Svcs-Operations	Compaq	Deskpro	78KZ7HR	[***]	[***]	REDMOND-LIFE
REDLPNLINMAC	Income Annu-New Business	Compaq	DSDT	W231JYFXA008	[***]	[***]	REDMOND-LIFE
REDLPNLINMCC	Ret Svcs-TSA	Compaq	Evo D510 CMT	78MH7P8	[***]	[***]	REDMOND-LIFE
REDLPNLISAHE	Ret Svcs-New Business	Compaq	Evo D500	6048DYSZB354	[***]	[***]	REDMOND-LIFE
REDLPNLISBA1	Ret Svcs-Operations	IBM	26454EU	78MH1N1	[***]	[***]	DULUTH
REDLPNLISYAM	Ret Svcs-TSA	Compaq	Deskpro EP/SB Series	6924CD64A892	[***]	[***]	REDMOND-LIFE
REDLPNLOLESC	Ret Svcs-Operations	Compaq	Deskpro	78CYHYB	[***]	[***]	REDMOND-LIFE
REDLPNLORENG	Income Annu-New Business	Compaq	DSDT	6924CD64A840	[***]	[***]	REDMOND-LIFE
REDLPNLORSIM	Ret Svcs-Operations	Compaq	Deskpro	6X19DYSZF11Z	[***]	[***]	REDMOND-LIFE
REDLPNLUIGAM	Ret Svcs-IRA/Non-Qual	Compaq	Deskpro EN Series	6949CJN4N695	[***]	[***]	REDMOND-RAINIER BLDG
REDLPNLUSGAB	Ret Svcs-New Business	Compaq	Deskpro	6X1ADYSZ806N	[***]	[***]	REDMOND-LIFE
REDLPNLYDFLO	Income Annuities	Compaq	Evo D510 CMT	6043DYSZC233	[***]	[***]	REDMOND-RAINIER BLDG
REDLPNLYNMIL	Ret Svcs-IRA/Non-Qual	Compaq	Deskpro	U149DYSZB212	[***]	[***]	REDMOND-LIFE
REDLPNMACOOP	Ret Svcs-Operations	Compaq	Deskpro	6015CW4PA207	[***]	[***]	REDMOND-RAINIER BLDG
REDLPNMACORO	Ret Svcs-IRA/Non-Qual	Compaq	EVO	6929CJN42131	[***]	[***]	REDMOND-RAINIER BLDG
REDLPNMARCRO	Ret Svcs-TSA	Compaq	Evo D510 CMT	78MH7A3	[***]	[***]	REDMOND-LIFE
REDLPNMATLAY	Ret Svcs-New Business	Compaq	Deskpro	6922CD64A241	[***]	[***]	not in outlook
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information — For internal use only	Laptop & Desktop Inventory

C.1 - Distributed Computing Hardware
Laptops &Desktops Inventory

Office / Branch
Location (computer	Business		MFG Model (Name /	Comments	Comments	Comments
name)	(department name)	MFG Make	Number)	(serial number)	(user name)	(user ID)	Office/City
REDLPNMELBUR	Ret Svcs-TSA	Compaq	Evo D510 CMT	78KBTG9	[***]	[***]	REDMOND-ADAMS BLDG
REDLPNMELLEW	Ret Svcs-IRA/Non-Qual	Compaq	Deskpro	78FRKKN	[***]	[***]	not in outlook
REDLPNMELLYN	Ret Svcs-Operations	Compaq	Deskpro	W240KN8XA110	[***]	[***]	REDMOND-LIFE
REDLPNMEOWOH	Ret Svcs-IRA/Non-Qual	Compaq	Deskpro	6112DYSZ1530	[***]	[***]	REDMOND-LIFE
REDLPNMERPAR	Ret Svcs-IRA/Non-Qual	Compaq	Deskpro	78MH7D5	[***]	[***]	REDMOND-ADAMS BLDG
REDLPNMICHSP	Income Annu-Cust Care	Compaq	Evo D510 CMT	6X1ADYSZ806Z	[***]	[***]	REDMOND-LIFE
REDLPNMICTUT	Ret Svcs-IRA/Non-Qual	Compaq	EVO	6X19DYSZF0XY	[***]	[***]	REDMOND-LIFE
REDLPNMIKBRO	Ret Svcs-Operations	Compaq	Deskpro	78KZ9VG	[***]	[***]	REDMOND-LIFE
REDLPNMINORM	Ret Svcs-IRA/Non-Qual	Compaq	EVO	78FNTHZ	[***]	[***]	REDMOND-LIFE
REDLPNMOHTAL	Ret Svcs-New Business	Compaq	Deskpro	6112DYSZL656	[***]	[***]	REDMOND-LIFE
REDLPNMONBEL	Ret Svcs-IRA/Non-Qual	Compaq	Evo D510 CMT	6910BW85G293	[***]	[***]	REDMOND-LIFE
REDLPNNADSHI	Income Annuities	Compaq	Deskpro	78FNTMB	[***]	[***]	REDMOND-ADAMS BLDG
REDLPNNANMUL	Ret Svcs-TSA	Compaq	Evo D510 CMT	6847BW85D665	[***]	[***]	REDMOND-LIFE
REDLPNNANSCO	Ret Svcs-Operations	Compaq	Deskpro	787BTYL	[***]	[***]	REDMOND-LIFE
REDLPNNATKUB	Ret Svcs-New Business	Compaq	Deskpro	6927CD641896	[***]	[***]	REDMOND-LIFE
REDLPNNOELAS	Income Annu-Cust Care	Compaq	Deskpro	6851BW85D197	[***]	[***]	REDMOND-LIFE
REDLPNNOMMCN	Income Annuities	Compaq	DSDT	6050DYSZH123	[***]	[***]	REDMOND-LIFE
REDLPNODICAP	Ret Svcs-Operations	Compaq	Deskpro EN Series	6050DYSZH123	[***]	[***]	REDMOND-LIFE
REDLPNPATMCN	Ret Svcs-Operations	Compaq	Deskpro		[***]	[***]	REDMOND-RAINIER BLDG
REDLPNPATWON	Ret Svcs-Operations	Compaq	Deskpro	78P7DX7	[***]	[***]	REDMOND-ADAMS BLDG
REDLPNPAUFUL	Ret Svcs-IRA/Non-Qual	Compaq	Deskpro	6043DYSZA253	[***]	[***]	REDMOND-LIFE
REDLPNRACEDM	Income Annu-New Business	Compaq	DSDT	6930CD640065	[***]	[***]	not in outlook
REDLPNRAMIWA	Ret Svcs-New Business	Compaq	Evo D500	W240KN8XA066	[***]	[***]	REDMOND-LIFE
REDLPNREBMIT	Ret Svcs-IRA/Non-Qual	Compaq	Deskpro	78P7CV8	[***]	[***]	not in outlook
REDLPNRICBU1	Ops Mgmt-HO	IBM	26476U8	6109DYSZU151	[***]	[***]	REDMOND-RAINIER BLDG
REDLPNRICKUE	Income Annu-Cust Care	Compaq	Evo D510 CMT	6X25JYFZN1L9	[***]	[***]	REDMOND-LIFE
REDLPNRICLAV	Ret Svcs-TSA	Compaq	Evo D510 CMT		[***]	[***]	REDMOND-LIFE
REDLPNROBAND	Ret Svcs-Operations	Compaq	Deskpro EN Series	6050DYSZH094	[***]	[***]	REDMOND-LIFE
REDLPNROBDEM	Ret Svcs-TSA	Compaq	Deskpro	6949CJN4M163	[***]	[***]	REDMOND-LIFE
REDLPNRONBUC	Ret Svcs-New Business	Compaq	Evo D500	6048DYSZW700	[***]	[***]	REDMOND-LIFE
REDLPNROSSIP	Ret Svcs-IRA/Non-Qual	Compaq	Deskpro	78XBFR4	[***]	[***]	REDMOND-LIFE
REDLPNRSACT1	Ret Svcs-Operations	Compaq	Deskpro	W240KN8XA053	[***]	[***]	REDMOND-LIFE
REDLPNSALGLE	Life Insurance Marketing	Compaq	Deskpro	78FRHTN	[***]	[***]	REDMOND-LIFE
REDLPNSAMWAR	Ret Svcs-Operations	Compaq	Deskpro	W232JYFXA007	[***]	[***]	REDMOND-LIFE
REDLPNSANHEN	Ops Mgmt-HO	IBM	26474AU	78KZ5TF	[***]	[***]	REDMOND-LIFE
REDLPNSANLIN	Ret Svcs-New Business	Compaq	EVO	78FRMWP	[***]	[***]	not in outlook
REDLPNSARPED	Income Annuities	Compaq	DSDT	6926CD641629	[***]	[***]	REDMOND-LIFE
REDLPNSCOBAR	Ops Mgmt-HO	IBM	26454EU	6111DYSZM449	[***]	[***]	REDMOND-LIFE
REDLPNSELTEL	Ret Svcs-Operations	Compaq	Deskpro		[***]	[***]	REDMOND-LIFE
REDLPNSHARE1	Ret Svcs-New Business	Compaq	Evo D500	78VFPC3	[***]	[***]	REDMOND-LIFE
REDLPNSHEARI	Income Annuities	Compaq	Evo D510CMT	6X19DYSZF10A	[***]	[***]	REDMOND-LIFE
REDLPNSHEIHO	Income Annu-New Business	Compaq	DSDT	6X19DYSZF10A	[***]	[***]	REDMOND-LIFE
REDLPNSHIRBA	Ret Svcs-New Business	Compaq	Evo D500	6014CW4PA168	[***]	[***]	REDMOND-LIFE
REDLPNSONDAV	Ret Svcs-TSA	Compaq	Evo D510 CMT	W240KN8XA051	[***]	[***]	not in outlook
REDLPNSOPFON	Ret Svcs-Operations	Compaq	Deskpro	6851BW85D181	[***]	[***]	REDMOND-LIFE
REDLPNSTETRE	Internal Wholesalers	Compaq	Deskpro		[***]	[***]	not in outlook
REDLPNSTEVYA	Ret Svcs-Operations	Compaq	Deskpro	W240KN8XA122	[***]	[***]	REDMOND-LIFE
REDLPNSUEYEA	Ret Svcs-Operations	Compaq	Deskpro	6035DYSZQ539	[***]	[***]	REDMOND-LIFE
REDLPNSUSAVA	Ret Svcs-Operations	Compaq	Deskpro	6048DYSZW765	[***]	[***]	REDMOND-LIFE
REDLPNTARSTE	Ret Svcs-IRA/Non-Qual	Compaq	Deskpro	6X1ADYSZ80JP	[***]	[***]	not in outlook
REDLPNTHOLYO	Ret Svcs-Operations	Compaq	Deskpro	6X19DYSZC0JX	[***]	[***]	REDMOND-LIFE
REDLPNTIMCHA	Income Annu-Cust Care	Compaq	Deskpro EP/SB Series	6005CJN4A011	[***]	[***]	not in outlook
REDLPNTMP733	Ret Svcs-New Business	Compaq	Deskpro	6044DYSZE743	[***]	[***]	not in outlook
REDLPNTODSMA	Income Annu-Cust Care	Compaq	Evo D510 CMT	6X25JYFZE043	[***]	[***]	REDMOND-LIFE
REDLPNTOMBRO	Actu-Prod Dev-Ret Svcs	IBM	26454EU	W240KN8XA013	[***]	[***]	not in outlook
REDLPNTRAHIR	Ret Svcs-New Business	Compaq	Deskpro	78FNLZA	[***]	[***]	REDMOND-LIFE
REDLPNTRIPOS	Ret Svcs-TSA	Compaq	Evo D510 CMT	6928CD640263	[***]	[***]	REDMOND-LIFE
REDLPNTROAXO	Ret Svcs-Operations	Compaq	Deskpro	W240KN8XA029	[***]	[***]	REDMOND-LIFE
REDLPNTROAXO	Ret Svcs-Operations	Compaq	Deskpro	W240KN8XA008	[***]	[***]	REDMOND-LIFE
REDLPNTSA002	Ret Svcs-TSA	Compaq	DSDT	6926CD640167	[***]	[***]	not in outlook
REDLPNVALGAR	Ret Svcs-New Business	Compaq	Evo D500	6840BW85J583	[***]	[***]	REDMOND-LIFE
REDLPNVALLEY	Ops Mgmt-HO	IBM	264746U	W240KN8XA044	[***]	[***]	REDMOND-LIFE
REDLPNVASMON	Ret Svcs-Operations	Compaq	Deskpro	6048DYSZW759	[***]	[***]	REDMOND-LIFE
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information — For internal use only	Laptop & Desktop Inventory

C.1 - Distributed Computing Hardware
Laptops &Desktops Inventory

Office / Branch
Location (computer	Business		MFG Model (Name /	Comments	Comments	Comments
name)	(department name)	MFG Make	Number)	(serial number)	(user name)	(user ID)	Office/City
REDLPNVASMON	Ret Svcs-Operations	Compaq	Deskpro	78P7CT3	[***]	[***]	FENTON-SOUTH
REDLPNWARWOO	Ops Mgmt-HO	Compaq	Evo D510 CMT	78FNTKL	[***]	[***]	REDMOND-LIFE
REDLPNWILLAU	Ret Svcs-Operations	Compaq	Deskpro	6051DYSZH653	[***]	[***]	REDMOND-LIFE
REDLPNYUKELL	Ret Svcs-TSA	Compaq	Deskpro		[***]	[***]	REDMOND-LIFE
REDLPNYUMKOJ	Ret Svcs-Operations	Compaq	Deskpro	6112DYSZH289	[***]	[***]	REDMOND-LIFE
REDLPNYVOPOR	Ret Svcs-Operations	Compaq	Deskpro EN Series	78RKCF0	[***]	[***]	REDMOND-LIFE
REDLPXMIKMUR	Symetra Quality Assurance	Compaq	Evo D500	78FNTRP	[***]	[***]	REDMOND-LIFE
REDLPXMIKMUR1	Symetra Quality Assurance	Compaq	DSDT	6015CW4PA106	[***]	[***]	not in outlook
REDLRXBOBZO1	Core Systems & Services	Compaq	Evo D510 CMT	6109DYSZQ987	[***]	[***]	not in outlook
REDLRXDAVHAX	Core Systems & Services	Compaq	Deskpro	6112DYSZF321	[***]	[***]	not in outlook
REDLRXFRAPER	Core Systems & Services	Compaq	Deskpro	6048DYSZA904	[***]	[***]	REDMOND-LIFE
REDLRXHELMZA	Core Systems & Services	Compaq	Deskpro	6030DYSZN743	[***]	[***]	REDMOND-LIFE
REDLRXJONBIN	Core Systems & Services	Compaq	DSDT	W240KN8XA047	[***]	[***]	REDMOND-LIFE
REDLRXJUDFUN	Core Systems & Services	Compaq	Deskpro	W240KN8XA123	[***]	[***]	REDMOND-LIFE
REDLRXKASTAN	Core Systems & Services	IBM	26474PU	6X19DYSZF3SF	[***]	[***]	REDMOND-LIFE
REDLRXKEVDEK	Sales & Marketing Systems	IBM	26474AU	78FRMWN	[***]	[***]	not in outlook
REDLRXLAB-02	Core Systems & Services	Compaq	Deskpro	W240KN8XA003	[***]	[***]	not in outlook
REDLRXLILWOO1	Core Systems & Services	Compaq	Deskpro EP/SB Series	6948CJN4K838	[***]	[***]	REDMOND-RAINIER BLDG
REDLRXLINDHI	Core Systems & Services	Compaq	Deskpro	6103DYSZB549	[***]	[***]	REDMOND-LIFE
REDLRXTENROB	Core Systems & Services	Compaq	Deskpro	W240KN8XA096	[***]	[***]	not in outlook
REDLSMMEGMCG	Symetra Marketing	Compaq	Deskpro	6851BW85D169	[***]	[***]	REDMOND-LIFE
REDLTDBLMBRG	Actu-Prod Dev-Ret Svcs	Compaq	Deskpro EN Series	6X22JYFZE0Z1	[***]	[***]	REDMOND-RAINIER BLDG
REDLTDCLSB20	Indiv-Admin-Accounting	Compaq	Deskpro	6032DYSZA216	[***]	[***]	REDMOND-LIFE
REDLTDCLSB21	Individual-New Business-Issue	Compaq	Deskpro		[***]	[***]	REDMOND-RAINIER BLDG
REDLTDCLSB22	Individual-New Business-Issue	Compaq	Deskpro	6048DYSZX255	[***]	[***]	REDMOND-LIFE
REDLTDCLSB23	Individual-New Business-Issue	Compaq	Deskpro	W240KN8XA061	[***]	[***]	REDMOND-LIFE
REDLTDCLSB24	Indiv-Admin-Accounting	Compaq	Deskpro	W240KN8XA125	[***]	[***]	not in outlook
REDLTDCLSB25	Indiv-Admin-Accounting	Compaq	Deskpro	6928CD640151	[***]	[***]	REDMOND-LIFE
REDLTDCLSB26	Income Annu-Cust Care	Compaq	Deskpro	6945CJN4L006	[***]	[***]	not in outlook
REDLTDCLSB27	Income Annu-Cust Care	Compaq	Deskpro	6048DYSZW764	[***]	[***]	not in outlook
REDLTDCLSB28	Income Annu-Cust Care	Compaq	Deskpro	W240KN8XA115	[***]	[***]	REDMOND-LIFE
REDLTDCLSB29	Indiv-Admin-Accounting	Compaq	Deskpro	6915CD64B151	[***]	[***]	REDMOND-LIFE
REDLTDCLSB30	Individual-New Business-Issue	Compaq	Deskpro	78KZ2XA	[***]	[***]	REDMOND-LIFE
REDLTDCLSB31	Indiv-Admin-Accounting	Compaq	Deskpro	6030DYSZN948	[***]	[***]	REDMOND-LIFE
REDLTDCLSBIN	Life Training-NW	Compaq	Deskpro	6952CJN4K369	[***]	[***]	REDMOND-RAINIER BLDG
REDLTDHELOJ1	Life Training-NW	SAFECO Insurance	W2K for Compaq Desktops v1.0	6011DT63E201	[***]	[***]	REDMOND-RAINIER BLDG
REDLTDHELOJE	Life Training-NW	IBM	26474AU	6011DT63E197	[***]	[***]	REDMOND-RAINIER BLDG
REDLTDLIBRY1	Individual-Policy Service-HO	Compaq	Deskpro	6949CJN4N792	[***]	[***]	REDMOND-RAINIER BLDG
REDLTDLIBRY2	Sales Center-Call Center	Compaq	Deskpro	6112DYSZZ741	[***]	[***]	REDMOND-LIFE
REDLTDLIBRY3	Individual-Claims	Compaq	Deskpro	6849BW85A119	[***]	[***]	REDMOND-LIFE
REDLTDLIBRY4	Individual Client Svc & Claims	Compaq	Deskpro	6902BW85A615	[***]	[***]	REDMOND-LIFE
REDLTDLINA01	Life Training-NW	Compaq	Deskpro	6046DYSZC712	[***]	[***]	REDMOND-LIFE
REDLTDLINB01	Individual-New Business-Issue	Compaq	Deskpro	6846BZL2A076	[***]	[***]	REDMOND-LIFE
REDLTDLINB20	Individual-New Business-Issue	Compaq	Deskpro	6030DYSZN799	[***]	[***]	REDMOND-LIFE
REDLTDLINB21	Indiv-Issue	Compaq	Deskpro	6X1ADYSZ80DB	[***]	[***]	REDMOND-LIFE
REDLTDLINB22	Indiv-Admin-Accounting	Compaq	Deskpro	6048DYSZW764	[***]	[***]	REDMOND-LIFE
REDLTDLINB24	Individual-New Business-Issue	Compaq	Deskpro	6043dysza163	[***]	[***]	REDMOND-LIFE
REDLTDLINB26	Individual-New Business-Issue	Compaq	Deskpro	99G6LBP	[***]	[***]	REDMOND-LIFE
REDLTDLINB28	Indiv-Admin-Accounting	Compaq	Deskpro	6048DYSZW772	[***]	[***]	REDMOND-LIFE
REDLTDLINB31	Indiv-Admin-Accounting	Compaq	Deskpro	6108DYSZJ958	[***]	[***]	REDMOND-LIFE
REDLTDMARBAU	Life Training-NW	Compaq	Deskpro	W240KN8XA118	[***]	[***]	REDMOND-LIFE
REDLTDSARGRI	Life Training-NW	Compaq	Deskpro	787BTNW	[***]	[***]	REDMOND-LIFE
REDLTDTAMKEE	Life Training-NW	IBM	26474MU	6X19DYSZF0LE	[***]	[***]	REDMOND-LIFE
REDMEDCARBIS	Medical	Compaq	Deskpro	6110DYSZQ526	[***]	[***]	REDMOND-LIFE
REDMEDCRASCH	Medical	Compaq	Evo D510 CMT	6033DYSZK000	[***]	[***]	REDMOND-RAINIER BLDG
REDMEDMADUNN	Medical	Compaq	DSDT	6X19DYSZF3S9	[***]	[***]	REDMOND-LIFE
REDMEDREBSCH	Medical	Compaq	Evo D510 CMT	78FRKLM	[***]	[***]	REDMOND-LIFE
REDMFBRIDBU1	SIS Sales	IBM	26474AU	6X21JYFZT169	[***]	[***]	REDMOND-LIFE
REDMFCGRECLA	Multi-Line Distribution	IBM	26474EU	78FRLNM	[***]	[***]	REDMOND-RAINIER BLDG
REDMFCJIMJAC	BD Sales-West-HO	IBM	26474PU	6950CJN4N220	[***]	[***]	REDMOND-RAINIER BLDG
REDMFCMICHAE	Mut Funds-Controllers-HO	Compaq	Deskpro	6051DYSZH753	[***]	[***]	REDMOND-LIFE
REDMFCREBCRI	Multi-Line Marketing	IBM	264746U	6930CD640006	[***]	[***]	REDMOND-LIFE
REDMFCSTEMAN	BD — Admin	IBM	26474PU	6930CD640142	[***]	[***]	REDMOND-LIFE
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information — For internal use only	Laptop & Desktop Inventory

C.1 - Distributed Computing Hardware
Laptops &Desktops Inventory

Office / Branch
Location (computer	Business		MFG Model (Name /	Comments	Comments	Comments
name)	(department name)	MFG Make	Number)	(serial number)	(user name)	(user ID)	Office/City
REDMFCWILLBR	BD Sales-East-Hrt	IBM	264746U	6930CD640090	[***]	[***]	REDMOND-LIFE
REDMKTANDCAS	Annuities Marketing	Compaq	Evo D510 CMT	78VFTT2	[***]	[***]	REDMOND-RAINIER BLDG
REDMKTJOEMCK	Grp Dist-Mkt/Sls-Sales-Sea	IBM	26474PU	USW33300HF	[***]	[***]	REDMOND-LIFE
REDMORALIEST	Mortgage Loan	Compaq	Deskpro	6X1ADYSZ80J0	[***]	[***]	REDMOND-LIFE
REDMORBILHIG	Mortgage Loan	Compaq	Deskpro EP/SB Series	6949CJN4N814	[***]	[***]	not in outlook
REDMORCINBAN	Mortgage Loan	Compaq	Deskpro	6112DYSZG578	[***]	[***]	REDMOND-LIFE
REDMORDIADIC	Mortgage Loan	Compaq	Deskpro EP/SB Series	6912CD64A180	[***]	[***]	REDMOND-LIFE
REDMORJOAMAI	Mortgage Loan	Compaq	Deskpro	6015CW4PA173	[***]	[***]	REDMOND-LIFE
REDMORMJOHNS	Mortgage Loan	Compaq	Deskpro EP/SB Series	6924CD64A732	[***]	[***]	REDMOND-LIFE
REDMORRICMAN	Mortgage Loan	Compaq	Deskpro EP/SB Series	W240KN8XA084	[***]	[***]	REDMOND-LIFE
REDMUTACCTEST	Mut Funds-Controllers-HO	Compaq	Deskpro	6852BW85B540	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTALLLAB	Mut Funds-Controllers-HO	Compaq	Deskpro	X040DYSZA596	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTAMYARM	Mut Funds-Controllers-HO	Compaq	Deskpro	6848BW85B776	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTANNMAN	Mut Funds-Controllers-HO	Compaq	Deskpro	6105DYSZH764	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTAPRCRA	Mut Funds-Controllers-HO	Compaq	Deskpro	6846BW85B011	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTBENLYX	Transfer Agent Admin	Compaq	Deskpro	6847BW85D659	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTBENROP	Mut Funds-Controllers-HO	Compaq	Deskpro EP/SB Series	6949CJN4N487	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTBONLUN	Mut Funds-Gen Mgmt	Compaq	Deskpro	6906BW85B301	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTBOYACK	Mut Funds-Controllers-HO	Compaq	Deskpro	6044DYSZE628	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTCARZAP	Mut Funds-Gen Mgmt	Compaq	Deskpro	6849BW85A115	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTCHUNNG	Sales & Marketing Systems	Compaq	DSDT	6X1ADYSZ80B1	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTDABAL3	Core Systems & Services	Compaq	Deskpro	6847BW85D635	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTDABALL	Core Systems & Services	IBM	26474AU	78FNTBT	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTDAVEVA	Mut Funds-Controllers-HO	IBM	26454EG	557H06Y	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTDAVLON	Mut Funds-Controllers-HO	IBM	26474PU	78KZ8WR	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTDEBDAW	Sales & Marketing Systems	IBM	26474AU	78FNVCC	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTDELALB	Mut Funds-Controllers-HO	Compaq	Deskpro	6126DYSZA012	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTDENEAR	Mut Funds-Controllers-HO	Compaq	Deskpro	6105DYSZJ355	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTFREUEC	Market Dev-Mut Funds	Compaq	Deskpro	6848BW85G314	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTGRETJ1	Transfer Agent Admin	Compaq	Evo D510 CMT	W239KN8XA043	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTGRETJ1	Transfer Agent Admin	Compaq	Evo D510 CMT	W239KN8XA043	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTJEFSKI	Life Agy-Appointments	Compaq	Deskpro	6847BW85D422	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTJENSOM1	Mut Funds-Controllers-HO	Compaq	Deskpro	6125DYSZG408	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTJOEBOW	Mut Funds-Controllers-HO	Compaq	Deskpro	6X19DYSZC07B	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTJOHHAA	Mut Funds-Controllers-HO	IBM	26474AU	78FNPZZ	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTJUDJHA	Mut Funds-Controllers-HO	Compaq	Deskpro	6043DYSZB832	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTKATSTA	Mut Funds-Controllers-HO	Compaq	Deskpro	6847BW85A573	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTKELFI1	Transfer Agent Admin	Compaq	Evo D510 CMT	W239KN8XA042	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTKIOSK2	Life Claims-NW	Compaq	Deskpro	6911BW85A455	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTKYLFUL	Mut Funds-Controllers-HO	Compaq	Deskpro	6105DYSZJ371	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTLINGOS	Market Dev-Mut Funds	IBM	264746U	78KBNT0	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTLINKNI	Core Systems & Services	IBM	264746U	78CWRP3	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTLINMAH	Mutual Funds — Intermed Svc	IBM	264746U	78KFNP4	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTLISSUH	Mut Funds-Controllers-HO	Compaq	Deskpro	6847BW85D692	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTLORME1	Market Dev-Mut Funds	IBM	26474AU	78RKGP0	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTMAMON1	Transfer Agent Admin	Compaq	Evo D510 CMT	W239KN8XA044	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTMERABE	Mutual Funds — Intermed Svc	IBM	26474AU	78FNRPB	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTMICZHA	Mut Funds-Controllers-HO	Compaq	DSDT	6X1ADYSZ807G	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTMIWHIT	Mut Funds-Controllers-HO	Compaq	Deskpro	6847BW85C831	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTPINGON	Mut Funds-Controllers-HO	Compaq	Deskpro	6847BW85D701	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTPRICING	Mut Funds-Controllers-HO	Compaq	Deskpro	6847BW85D624	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTPRICING1	Mut Funds-Controllers-HO	Compaq	Deskpro	6847BW85A558	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTRUSKOS	Mut Funds-Controllers-HO	Compaq	Deskpro	6044DYSZQ734	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTSCOOSW	Mut Funds-Controllers-HO	Compaq	Deskpro	6126 dysz a019	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTSHARED	Mut Funds-Controllers-HO	Compaq	Deskpro	6105DYSZH698	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTSHELW1	Transfer Agent Admin	Compaq	Evo D510 CMT	W239KN8XA041	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTSTHAND	Mut Funds-Controllers-HO	Compaq	Deskpro EP/SB Series	6014CW4PA440	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTSUCORT	Market Dev-Mut Funds	IBM	26476U8	W240KN8XA020	[***]	[***]	REDMOND-LIFE
REDMUTSUSSIM	Mut Funds-Controllers-HO	Compaq	Deskpro	6040DYSZG683	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTSUSWID	Core Systems & Services	IBM	26474AU	78FNTCD	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTSUZCRO	Mut Funds-Controllers-HO	Compaq	Deskpro	6840BW85L516	[***]	[***]	REDMOND-RAINIER BLDG
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information — For internal use only	Laptop & Desktop Inventory

C.1 - Distributed Computing Hardware
Laptops &Desktops Inventory

Office / Branch
Location (computer	Business		MFG Model (Name /	Comments	Comments	Comments
name)	(department name)	MFG Make	Number)	(serial number)	(user name)	(user ID)	Office/City
REDMUTTEST02	Core Systems & Services	Compaq	Deskpro	6847BW85C838	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTTEST05	Mut Funds-Controllers-HO	Compaq	Deskpro	6926CD641681	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTTHAHOA	Mut Funds-Controllers-HO	Compaq	Deskpro	6920CD64E780	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTTHEKEL	Mut Funds-Controllers-HO	Compaq	Deskpro	6850BW85B719	[***]	[***]	REDMOND-RAINIER BLDG
REDMUTWILLAU	Mut Funds-Controllers-HO	Compaq	Deskpro	6950CJN4K605	[***]	[***]	REDMOND-LIFE
REDNSDCHRFOX	Group Systems	IBM	26474AU	78VGBB6	[***]	[***]	REDMOND-SHASTA BLDG
REDNSDNOC1	Sales & Marketing Systems	Compaq	Deskpro	6107DYSZD526	[***]	[***]	REDMOND-LIFE
REDPSSEXEC04	Agy Svcs-Ins Compliance	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDRETANJPHI	Ret Svcs-Corporate	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDRETCARBEL	Ret Svcs-Corporate	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDRETCHRDOW	Ret Svcs-Corporate	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDRETDIACHR	Ret Svcs-Corporate	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDRETFELLEU	Ret Svcs-Corporate	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDRETJEFBAI	Ret Svcs-Corporate	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDRETJESWOO	Ret Svcs-Corporate	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDRETJPEEDE	Ret Svcs-Corporate	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDRETKATHAS	Ret Svcs-Corporate	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDRETKONMCC	Ret Svcs-Corporate	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDRETLOUSIC	Ret Svcs-Corporate	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDRETLYDGUE	Ret Svcs-IRA/Non-Qual	Compaq	Deskpro	6930CD640174	[***]	[***]	REDMOND-LIFE
REDRETMAGCAS	Ret Svcs-Corporate	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDRETMARPOR	Ret Svcs-Corporate	Compaq	Deskpro	6851BW85C971	[***]	[***]	REDMOND-LIFE
REDRETOLIKIL	Ret Svcs-Corporate	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDRETROBFOL	Ops Mgmt-HO	IBM	26474AU	78VFWD6	[***]	[***]	REDMOND-LIFE
REDRETSANFLY	Ret Svcs-Corporate	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDSAMADREDW	Group Marketing	Compaq	Evo D510 CMT	W240KN8XA036	[***]	[***]	REDMOND-LIFE
REDSAMADRWEA	Market Development	Compaq	Evo D510 CMT	W240KN8XA049	[***]	[***]	REDMOND-LIFE
REDSAMALLYCL	Symetra Marketing	IBM	26474PU	78KZ9PA	[***]	[***]	REDMOND-LIFE
REDSAMBRERAN	Multiline-Seattle Sls-NW-Spo	IBM	264746U	78KBVP8	[***]	[***]	REDMOND-LIFE
REDSAMBROTIF1	Annuities Marketing	IBM	264746U	78KFZH0	[***]	[***]	REDMOND-LIFE
REDSAMCARDRE	Marketing-Administration	Compaq	Evo D510 CMT	W240KN8XA026	[***]	[***]	REDMOND-LIFE
REDSAMCHAWEB	Sales & Marketing Systems	IBM	26474PU	78KZ7PV	[***]	[***]	REDMOND-LIFE
REDSAMCRARAH	Marketing-Administration	Compaq	Deskpro	6109DYSZR010	[***]	[***]	REDMOND-LIFE
REDSAMDANGAR	Market Development	Compaq	Deskpro EN Series	6926CD641732	[***]	[***]	REDMOND-LIFE
REDSAMDEBEAT	General Management — Life	Compaq	Deskpro	6918CD64C955	[***]	[***]	REDMOND-LIFE
REDSAMDENLYO	Emp Sponsored Prgms Mktg	Compaq	Deskpro EP/SB Series	6004CJN4K067	[***]	[***]	REDMOND-LIFE
REDSAMDIAOTH	Income Annuities Marketing	Compaq	Deskpro	6846BW85A789	[***]	[***]	REDMOND-LIFE
REDSAMEARGRO	Distribution Management	IBM	26454EU	W240KN8XA111	[***]	[***]	REDMOND-LIFE
REDSAMEARGRO	Distribution Management	IBM	26454EU	78AAMGY	[***]	[***]	REDMOND-LIFE
REDSAMERIRYA	Marketing-Administration	Compaq	Deskpro	6X19DYSZF0VW	[***]	[***]	REDMOND-LIFE
REDSAMJEMILL	Market Development	Compaq	Deskpro	6112DYSZ1531	[***]	[***]	REDMOND-LIFE
REDSAMJIMSAN	BD — Admin	IBM	26476U8	787BTPN	[***]	[***]	REDMOND-LIFE
REDSAMJOHNDE	Market Development	Compaq	DSDT		[***]	[***]	REDMOND-LIFE
REDSAMJOHRO1	BD — Admin	IBM	26476U8	787BTPR	[***]	[***]	REDMOND-LIFE
REDSAMJULKNI	Market Development	IBM	TP-T21___		[***]	[***]	REDMOND-LIFE
REDSAMKARMUN	Marketing Services	Compaq	Deskpro	6910BW85G299	[***]	[***]	REDMOND-LIFE
REDSAMKARSUS	Sales Center	Compaq	Evo D510 CMT	W240KN8XA131	[***]	[***]	REDMOND-LIFE
REDSAMKATRIL	Marketing Services	Compaq	Deskpro	6848BW85C389	[***]	[***]	REDMOND-LIFE
REDSAMKATTYO	Marketing Services	Compaq	Evo D510 CMT	W240KN8XA002	[***]	[***]	REDMOND-LIFE
REDSAMKEVWIL	Marketing Services	Compaq	Evo D510 CMT	W240KN8XA031	[***]	[***]	REDMOND-LIFE
REDSAMKIMBNE	Group Marketing	Compaq	Evo D510 CMT	6928CD640243	[***]	[***]	REDMOND-LIFE
REDSAMKIMQUI	Marketing-Administration	Compaq	Evo D510 CMT	W238KN8XA212	[***]	[***]	REDMOND-LIFE
REDSAMKIMWAL	Marketing-Administration	Compaq	Evo D510 CMT	W243KN8XA007	[***]	[***]	REDMOND-LIFE
REDSAMKRILEA	Marketing-Administration	IBM	26474AU	78FKWZK	[***]	[***]	REDMOND-LIFE
REDSAMLAUCHA	Marketing-Administration	Compaq	Deskpro	6129DYSZA513	[***]	[***]	REDMOND-LIFE
REDSAMLERBRA	Marketing Services	IBM	26474AU	78FNTBK	[***]	[***]	REDMOND-LIFE
REDSAMLISLEE	Market Dev-Mut Funds	Compaq	DSDT	6048DYSZW764	[***]	[***]	REDMOND-LIFE
REDSAMLIZWIL	Market Development	IBM	26458PU	78WHBT3	[***]	[***]	REDMOND-LIFE
REDSAMMAROLS	Market Development	IBM	26454EU	78TAFN3	[***]	[***]	REDMOND-LIFE
REDSAMMATHOU	Life Insurance Marketing	IBM	26454EU	78TDKK4	[***]	[***]	REDMOND-LIFE
REDSAMPHIWIN	Symetra Marketing	IBM	264746U	78CWTZ1	[***]	[***]	REDMOND-LIFE
REDSAMROBWAC	Life Insurance Marketing	Compaq	Evo D510 CMT	W240KN8XA034	[***]	[***]	REDMOND-LIFE
REDSAMSARBAL	Marketing-Administration	Compaq	EVO	W232JYFXA002	[***]	[***]	REDMOND-LIFE
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information — For internal use only	Laptop & Desktop Inventory

C.1 - Distributed Computing Hardware
Laptops &Desktops Inventory

Office / Branch
Location (computer	Business		MFG Model (Name /	Comments	Comments	Comments
name)	(department name)	MFG Make	Number)	(serial number)	(user name)	(user ID)	Office/City
REDSAMSHRICK	Marketing Services	Compaq	Evo D510 CMT	W304KN8XA009	[***]	[***]	REDMOND-LIFE
REDSAMSTEPJO	Market Development	Compaq	Deskpro	6923CD64B067	[***]	[***]	REDMOND-LIFE
REDSISALAWYN	SIS Operations	Compaq	DSDT		[***]	[***]	REDMOND-RAINIER BLDG
REDSISANDHOW	SIS Sales	IBM	26474PU	78KZ4RP	[***]	[***]	REDMOND-RAINIER BLDG
REDSISBONUS1	Core Systems & Services	Compaq	Deskpro	6847BW85A557	[***]	[***]	REDMOND-LIFE
REDSISBRSTAS	SIS Sales	Compaq	Deskpro	6910BW85A787	[***]	[***]	REDMOND-RAINIER BLDG
REDSISCHEWOO	SIS-Compliance	Compaq	Deskpro	6911BW85A651	[***]	[***]	REDMOND-RAINIER BLDG
REDSISDAVACH	SIS Sales	IBM	26474PU	78KZ4MH	[***]	[***]	REDMOND-RAINIER BLDG
REDSISDAVICA	SIS Sales	Compaq	Deskpro	6911BW85A459	[***]	[***]	REDMOND-RAINIER BLDG
REDSISDERICC	SIS Operations	Compaq	Deskpro	6926cd640117	[***]	[***]	REDMOND-RAINIER BLDG
REDSISJENPRO	SIS-Compliance	Compaq	Deskpro	6949CJN4M399	[***]	[***]	REDMOND-RAINIER BLDG
REDSISJESTO1	SIS-Compliance	Compaq	Deskpro	6934CD640174	[***]	[***]	REDMOND-LIFE
REDSISJOASAL	SIS Operations	Compaq	Deskpro	6105DYSZA435	[***]	[***]	REDMOND-RAINIER BLDG
REDSISKRINOR	SIS-Compliance	Compaq	Deskpro	6924CD64A586	[***]	[***]	REDMOND-RAINIER BLDG
REDSISLEEGLE	SIS Operations	Compaq	Deskpro	6911BW85A554	[***]	[***]	REDMOND-RAINIER BLDG
REDSISLUCMIL	SIS Operations	Compaq	Deskpro	6948CJN4K851	[***]	[***]	REDMOND-RAINIER BLDG
REDSISMELLIS	SIS Operations	Compaq	Deskpro	6847BW85C717	[***]	[***]	REDMOND-RAINIER BLDG
REDSISMELSEG	SIS Operations	Compaq	Deskpro	6847BW85D451	[***]	[***]	REDMOND-RAINIER BLDG
REDSISMONAEL	SIS Sales	IBM	26474PU	78KZ4PR	[***]	[***]	REDMOND-RAINIER BLDG
REDSISNEDSHA	SIS Operations	IBM	26474MU	W240KN8XA126	[***]	[***]	REDMOND-LIFE
REDSISNOEYIM	SIS-Compliance	Compaq	Deskpro	6847BW85D757	[***]	[***]	REDMOND-RAINIER BLDG
REDSISPCTEST	Sales & Marketing Systems	Compaq	Deskpro	6043DYSZA203	[***]	[***]	REDMOND-RAINIER BLDG
REDSISROYTIB	SIS Sales	Compaq	Deskpro	6847BW85D704	[***]	[***]	REDMOND-RAINIER BLDG
REDSISSARYAT	SIS Operations	Compaq	Deskpro EP/SB Series	6945CJN4K412	[***]	[***]	REDMOND-RAINIER BLDG
REDSISSCANPC	SIS Operations	Compaq	Deskpro	6847BW85C722	[***]	[***]	REDMOND-RAINIER BLDG
REDSISTEMP02	SIS Operations	Compaq	Deskpro	6927CD640447	[***]	[***]	REDMOND-RAINIER BLDG
REDSRVCRCOHO	Life Training-NW	Compaq	Deskpro	6105DYSZD402	[***]	[***]	REDMOND-LIFE
REDSUNSTUD09	Marketing-Administration	Compaq	Deskpro	6931CD640307	[***]	[***]	REDMOND-LIFE
REDSUNSTUD12	Human Resources	Compaq	Compaq Deskpro	6122DYSZH018	[***]	[***]	REDMOND-LIFE
REDSYSPAMWEB	Sales & Marketing Systems	Compaq	Deskpro	6926CD640333	[***]	[***]	REDMOND-RAINIER BLDG
REDTNDCONLEE	Life Training-NW	Compaq	Deskpro	6042DYSZB567	[***]	[***]	REDMOND-LIFE
REDTNDFABLOK	Life Training-NW	Compaq	Deskpro EP/SB Series	6014CW4PA382	[***]	[***]	REDMOND-LIFE
REDVANJENKNA	Retirement Services Systems	Compaq	DSDT	6X1ADYSZ808F	[***]	[***]	REDMOND-LIFE
REDVANWILCHO	Retirement Services Systems	Compaq	DSDT	6X1ADYSZ80A9	[***]	[***]	REDMOND-LIFE
REDWINRISK01	Individual Systems	Compaq	Deskpro	6906BW85F149	[***]	[***]	REDMOND-LIFE
RMIA703388	Policy Issue/Compliance	IBM	627550U	5576M6B	[***]	[***]	not in outlook
SPOLIFRBYERS	Sales & Marketing Systems	IBM	26474AU	78FNVBP	[***]	[***]	SPOKANE
SWRLGRALIGOR	Group-Underwriting-Hrt	Compaq	Deskpro EP/SB Series	6946CJN4L975	[***]	[***]	SOUTH WINDSOR
SWRLGRANNBOL	Group-Pol & UW Svcs-Hrt	Compaq	Deskpro EP/SB Series	6949CJN4M848	[***]	[***]	not in outlook
SWRLGRBOBCAM	Group Sales-NE-Boston	IBM	26474AU	78FNRVG	[***]	[***]	SOUTH WINDSOR
SWRLGRCHRGAL	Group-Underwriting-Hrt	Compaq	Deskpro EP/SB Series	6946CJN4K834	[***]	[***]	SOUTH WINDSOR
SWRLGRDACONN	Group-Underwriting-Hrt	IBM	26474AU	78FNPMB	[***]	[***]	SOUTH WINDSOR
SWRLGRENIGIA	Group-Pol & UW Svcs-Hrt	Compaq	Deskpro EP/SB Series	6011DT63E179	[***]	[***]	SOUTH WINDSOR
SWRLGRFRACAR	Group-Underwriting-Hrt	IBM	26474AU	78FNPVZ	[***]	[***]	SOUTH WINDSOR
SWRLGRJANZIS	Group-Underwriting-Hrt	Compaq	Deskpro EP/SB Series	6014DFXBA339	[***]	[***]	SOUTH WINDSOR
SWRLGRJESILV	Group-Pol & UW Svcs-Hrt	Compaq	Deskpro EP/SB Series	6011DT63E871	[***]	[***]	SOUTH WINDSOR
SWRLGRJESSYM	Group-Pol & UW Svcs-Hrt	Compaq	Deskpro	6849BW85B169	[***]	[***]	SOUTH WINDSOR
SWRLGRJOESHA	Group-Underwriting-Hrt	Compaq	Deskpro EP/SB Series	6011DT63F096	[***]	[***]	SOUTH WINDSOR
SWRLGRKARPIN	Group-Underwriting-Hrt	Compaq	Deskpro	6051DYSZJ506	[***]	[***]	SOUTH WINDSOR
SWRLGRKERROB	Group Sales-NE-Boston	Compaq	Deskpro EP/SB Series	6946CJN4L296	[***]	[***]	SOUTH WINDSOR
SWRLGRKRIANT	Group-Pol & UW Svcs-Hrt	Compaq	Deskpro EP/SB Series	6011DT63E171	[***]	[***]	SOUTH WINDSOR
SWRLGRLORICH	Group-Underwriting-Hrt	Compaq	Deskpro EP/SB Series	6946CJN4K813	[***]	[***]	SOUTH WINDSOR
SWRLGRMACHRI	Group-Pol & UW Svcs-Hrt	Compaq	Deskpro EP/SB Series	6946CJN4L602	[***]	[***]	SOUTH WINDSOR
SWRLGRMARNOW	Group-Underwriting-Hrt	Compaq	Deskpro	6050DYSZG140	[***]	[***]	SOUTH WINDSOR
SWRLGRMICSAB	Group-Underwriting-Hrt	Compaq	Deskpro	6050DYSZG127	[***]	[***]	SOUTH WINDSOR
SWRLGRMICTHE	Group-Underwriting-Hrt	Compaq	Deskpro EP/SB Series	6011DT63E251	[***]	[***]	SOUTH WINDSOR
SWRLGRNANCSA	Group-Underwriting-Hrt	Compaq	Deskpro EP/SB Series	6941CJN4L536	[***]	[***]	SOUTH WINDSOR
SWRLGRPAULEC	Group-Underwriting-Hrt	Compaq	Deskpro EP/SB Series	6011DT63E261	[***]	[***]	SOUTH WINDSOR
SWRLGRREBKRA	Group Sales-NE-Boston	Compaq	Deskpro	6109DYSZT159	[***]	[***]	SOUTH WINDSOR
SWRLGRRICBAL	Group-Underwriting-Hrt	Compaq	Deskpro EP/SB Series	6946CJN4K828	[***]	[***]	SOUTH WINDSOR
SWRLGRSANHUN	Group-Pol & UW Svcs-Hrt	Compaq	Deskpro EP/SB Series	6946CJN4L892	[***]	[***]	SOUTH WINDSOR
SWRLGRSCHED1	Group Systems	Compaq	Deskpro	6849BW85B163	[***]	[***]	SOUTH WINDSOR
SWRLGRSTEPHI	Group-Underwriting-Hrt	Compaq	Deskpro	6846BW85A526	[***]	[***]	SOUTH WINDSOR
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information — For internal use only	Laptop & Desktop Inventory

C.1 - Distributed Computing Hardware
Laptops &Desktops Inventory

Office / Branch
Location (computer	Business		MFG Model (Name /	Comments	Comments	Comments
name)	(department name)	MFG Make	Number)	(serial number)	(user name)	(user ID)	Office/City
SWRLGRSTJOHN	Group-Pol & UW Svcs-Hrt	Compaq	Deskpro	6043DYSZA998	[***]	[***]	SOUTH WINDSOR
SWRLGRSUSPEE	Group-Underwriting-Hrt	Compaq	Deskpro EP/SB Series	6011DT63E226	[***]	[***]	SOUTH WINDSOR
SWRLGRVANSH2	Group Systems	IBM	26476U8	787BVDW	[***]	[***]	SOUTH WINDSOR
SWRLGRWILDAL	Group-Underwriting-Hrt	Compaq	Deskpro EP/SB Series	6948CJN4N503	[***]	[***]	SOUTH WINDSOR
WILLGRACHMED	Group-Management	IBM	26454EU	78HLAV3	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRANNACK	Group Systems	Compaq	Deskpro	6915CD64A492	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRANNVER	Group-Pol & UW Svcs	Compaq	Deskpro EP/SB Series	6944CJN4K488	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRANUFER	Actu-Prod Dev-Group	Compaq	Deskpro	6X19DYSZF0YA	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRAPROBR	Group-Accounting Services	Compaq	Deskpro EP/SB Series	6944CJN4K585	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRBARHUG	Life Claims-NW	Compaq	Deskpro EP/SB Series	6949CJN4M328	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRBARKEL	Case Management-Rainier	Compaq	Deskpro EP/SB Series	6944CJN4K512	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRBETHUD	Group-Accounting Services	Compaq	Deskpro EP/SB Series	6949CJN4N327	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRBETPAL	Group-Accounting Services	Compaq	Deskpro	6851BW85C638	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRBILCLE	Group-Accounting Services	IBM	26474AU	78XBCZ3	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRBRUMEY	Policy Issue/Compliance	Compaq	Deskpro EP/SB Series	6944CJN4K678	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRCANGIR	Policy Issue/Compliance	Compaq	Deskpro	6853BW85B077	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRCARBUR	Actu-Prod Dev-Group	IBM	26474PU	78MH7F7	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRCARCIE	Group-Underwriting	Compaq	Deskpro EP/SB Series	6011DT63G203	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRCLAHEA	Actu-Prod Dev-Group	Compaq	Deskpro	6X19DYSZF0NN	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRCONKWO	Policy Issue/Compliance	Compaq	Deskpro	6915CD64A406	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRDALBIS	Group-Underwriting	Compaq	Deskpro	6915CD64B448	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRDANPRA	Policy Issue/Compliance	Compaq	Deskpro EP/SB Series	6944CJN4K501	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRDANSHI	Group-Underwriting	Compaq	Deskpro	6848BW85B801	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRDAVBAS	Group-Underwriting	Compaq	Deskpro	6927CD640166	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRDAWATK	Group Systems	Compaq	Deskpro	6X19DYSZF14B	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRDEASTI	Group-Accounting Services	Compaq	Deskpro EP/SB Series	6949CJN4N489	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRDEBABE	Group-Underwriting	Compaq	Deskpro	6851BW85B929	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRDEBBUC	Group Distribution	IBM	264746U	78KBKW3	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRDEBOWA	Case Management-Rainier	Compaq	DSDT	6X1ADYSZ80HF	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRDEBTRO	Group-Accounting Services	Compaq	Deskpro EP/SB Series	6941CJN4L394	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRDENWAR	Group-Underwriting	Compaq	Deskpro EP/SB Series	6945CJN4M615	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRDIAHOR	Life Claims-NW	Compaq	Deskpro	6915CD64C523	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRDIAREE	Life Claims-NW	Compaq	Deskpro	6915CD64C335	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRDIARHU	Case Management-Rainier	Compaq	Deskpro	6915CD64A569	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRDIMILL	Group-Accounting Services	Compaq	Deskpro	6851BW85C634	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRFILMAR	Group-Admin	Compaq	Deskpro	6847BW85C669	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRGAISAN	Group-Underwriting	IBM	264746U	78KBKR5	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRGAYSTI	Case Management-Rainier	COMPAQ	DSDT		[***]	[***]	REDMOND-RAINIER BLDG
WILLGRGINADA	Group-Management	Compaq	Deskpro EP/SB Series	6938CJN40493	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRGRACFU	Group-Underwriting	Compaq	Deskpro	6906BW85C066	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRGREPRE	Case Management-Rainier	Compaq	Deskpro EP/SB Series	6949CJN4M237	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRHALCAR	Group-Pol & UW Svcs	Compaq	Deskpro	6915CD64C673	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRHEAMCC	Group-Pol & UW Svcs	Compaq	Deskpro	6915CD64C716	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRHELECO	Group-Pol & UW Svcs	Compaq	Deskpro	6915CD64C607	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRJACOLD	Actu-Prod Dev-Group	Compaq	Deskpro	6X19DYSZC03X	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRJACPAI	Life Claims-NW	Compaq	Deskpro	6915CD64C273	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRJANNSC	Group-Audit	IBM	26474AU	78VGBH0	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRJANPUR	Policy Issue/Compliance	Compaq	Deskpro EP/SB Series	6944CJN4K679	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRJAYYAN	Group-Pol & UW Svcs	Compaq	Deskpro	6X19DYSZF0ZZ	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRJEFBAT	Policy Issue/Compliance	Compaq	Deskpro EP/SB Series	6949CJN4N195	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRJEFFIN	Group-Audit	IBM	26474AU	78FNPKN	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRJEFSCA	Group-Underwriting	Compaq	Deskpro	6848BW85D965	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRJENEHA	Case Management-Rainier	IBM	26474EU	78Z2T58	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRJESSBA	Life Claims-NW	Compaq	Deskpro	6915CD64B454	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRJILMCC	Actu-Prod Dev-Group	Compaq	Deskpro	6X19DYSZF0VS	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRJOAKLI	Case Management-Rainier	Compaq	Deskpro EP/SB Series	6015CW4PA210	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRJOANHA	Group-Accounting Services	Compaq	Deskpro	6851BW85B930	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRJOEWYR	Group-Management	IBM	26474AU	78FNTPL	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRJOHRHU	Life Claims-NW	Compaq	Deskpro EP/SB Series	6015CW4PA212	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRJOYJUZ	Clms-Group Life WC-Rainier	Compaq	Deskpro EP/SB Series	6941CJN4K835	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRJUDYHA	Group-Financial Reporting	Compaq	Deskpro EP/SB Series	6949CJN4N493	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRJULSIE	Case Management-Rainier	Compaq	Deskpro EP/SB Series	6949CJN4M158	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRKARSAQ	Group-Underwriting	Compaq	Deskpro	6914CD64A822	[***]	[***]	REDMOND-RAINIER BLDG
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information — For internal use only	Laptop & Desktop Inventory

C.1 - Distributed Computing Hardware
Laptops &Desktops Inventory

Office / Branch
Location (computer	Business		MFG Model (Name /	Comments	Comments	Comments
name)	(department name)	MFG Make	Number)	(serial number)	(user name)	(user ID)	Office/City
WILLGRKATCOU	Case Management-Rainier	Compaq	Deskpro EP/SB Series	6005CJN4A091	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRKENLAC	Group-Underwriting	Compaq	Deskpro EP/SB Series	6949CJN4N501	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRLILWIL	Case Management-Rainier	Compaq	Deskpro	6915CD64A913	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRLISFOL	Life Claims-NW	Compaq	Deskpro EP/SB Series	6941CJN4K711	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRLOBLAC	Group-Pol & UW Svcs	Compaq	Deskpro EP/SB Series	6950CJN4K557	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRLORTHO	Group-Audit	IBM	26474AU	78FNTWV	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRLOUMEN	Actu-Prod Dev-Group	Compaq	Deskpro	6X19DYSZF0RD	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRMARBAC	Group-Pol & UW Svcs	Compaq	Deskpro EP/SB Series	6944CJN4K487	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRMARCWR	Operations Management	IBM	26474AU	78FNTLY	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRMARFAY	Group-Financial Reporting	Compaq	Deskpro EP/SB Series	6949CJN4N483	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRMARLUC	Group-Admin	Compaq	Deskpro	6853BW85A986	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRMARSHI	Group-Pol & UW Svcs	Compaq	Deskpro EP/SB Series	6950CJN4L094	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRMEIWON	Group-Admin	Compaq	Deskpro	6851BW85B747	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRMELSMI	Group-Operations	Compaq	Deskpro	6851BW85B755	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRMINDHA	Group-Accounting Services	Compaq	Deskpro	6915CD64A474	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRNANTAY	Life Claims-NW	Compaq	Deskpro	6915CD64A477	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRNICHWA	Group-Pol & UW Svcs	Compaq	Deskpro EP/SB Series	6949CJN4M478	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRPAMALL	Group-Pol & UW Svcs	IBM	264746U	78KBVT4	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRPAUDOW	Clms-Group Life WC-Rainier	Compaq	Deskpro EP/SB Series	6941CJN4L557	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRPHILBE	Group-Underwriting	Compaq	Deskpro	6915CD64C331	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRRAEOKE	Policy Issue/Compliance	Compaq	Deskpro EP/SB Series	6944CJN4K507	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRRAYBYR	Clms-Group Life WC-Rainier	Compaq	Deskpro EP/SB Series	6949CJN4L148	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRROBKIL	Actu-Prod Dev-Group	Compaq	Evo D500	6X24JYFZ8061	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRROGEYU	Group-Accounting Services	Compaq	Deskpro EP/SB Series	6949CJN4L864	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRRUTHOL	Clms-Group Life WC-Rainier	Compaq	Deskpro EN Series	6915CD64A619	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRRUYBAR	Group-Financial Reporting	Compaq	Deskpro	6125DYSZG433	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRSCOTAY	Group-Management	IBM	26474AU	78FNTWP	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRSHACAV	Group-Pol & UW Svcs	Compaq	Deskpro	6915CD64C677	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRSHARED	Life Claims-NW	Compaq	Deskpro	6915cd64a484	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRSUSAMA	Group-Pol & UW Svcs	Compaq	Deskpro	6915CD64A621	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRSUSGOE	Group Systems	Compaq	Deskpro EN Series	6915CD64C639	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRSUSTHO	Case Management-Rainier	Compaq	Deskpro EP/SB Series	6949CJN4N409	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRTESMAT	Group-Accounting Services	Compaq	Deskpro	6848BW85B772	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRTHOSER	Policy Issue/Compliance	Compaq	Deskpro EP/SB Series	6949CJN4N442	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRTRABAG	Clms-Group Life WC-Rainier	Compaq	Deskpro EN Series	6915CD64C757	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRUSHCHO	Clms-Group Life WC-Rainier	Compaq	Deskpro EP/SB Series	6011DT63G163	[***]	[***]	REDMOND-RAINIER BLDG
WILLGRVANELL	Group-Accounting Services	Compaq	Deskpro	6915CD64A479	[***]	[***]	REDMOND-RAINIER BLDG
WILLGX24X7PC	Group Systems	Compaq	Deskpro EP/SB Series	6945CJN4M645	[***]	[***]	REDMOND-RAINIER BLDG
WILLGXBRIATK	Income Annuities Systems	Compaq	Deskpro	6X19DYSZF3SR	[***]	[***]	REDMOND-RAINIER BLDG
WILLGXDARAND	Group Systems	Compaq	Deskpro	6X19DYSZC06A	[***]	[***]	REDMOND-RAINIER BLDG
WILLGXDAVMCC	Group Systems	IBM	26474AU	78FNTLG	[***]	[***]	REDMOND-RAINIER BLDG
WILLGXDERNEP	Symetra Quality Assurance	Compaq	Deskpro	6847BW85E494	[***]	[***]	REDMOND-RAINIER BLDG
WILLGXJIMKUD	Group Systems	Compaq	Deskpro	6X19DYSZC0BM	[***]	[***]	REDMOND-RAINIER BLDG
WILLGXJOEBRI	Group Systems	Compaq	Deskpro	6X19DYSZL2ZD	[***]	[***]	REDMOND-RAINIER BLDG
WILLGXMIKETH	Group Systems	Compaq	Deskpro	6851BW85B748	[***]	[***]	REDMOND-RAINIER BLDG
WILLGXWILLHA	Group Systems	Compaq	Deskpro	6X18DYSZX02R	[***]	[***]	REDMOND-RAINIER BLDG
WILMUTFRASUY	Sales & Marketing Systems	IBM	26474AU	78FNPVB	[***]	[***]	REDMOND-RAINIER BLDG
WILMUTLINKNI	Core Systems & Services	Compaq	DSDT	6X1ADYSZ80AB	[***]	[***]	REDMOND-RAINIER BLDG
WILMUTSCAN01	Mut Funds-Acct Svcs-HO	Compaq	Deskpro EN Series	6926CD641665	[***]	[***]	REDMOND-RAINIER BLDG
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information — For internal use only	Laptop & Desktop Inventory

C.1 - Distributed Computing Hardware
Excess PC Inventory

assetSerialNumber	assetType	assetMake	assetModel	assetMonitorSize	assetLI	assetStatus
632CB02EA057	Monitor	Compaq	V70	17	Yes	Available
6918CD64H842	Desktop PC	Compaq	450	0	Yes	Available to Symetra
6851BW85B969	Desktop PC	Compaq	350	0	Yes	Available to Symetra
6851BW85C199	Desktop PC	Compaq	350	0	Yes	Available to Symetra
6851BW85C292	Desktop PC	Compaq	350	0	Yes	Available to Symetra
6851BW85D179	Desktop PC	Compaq	350	0	Yes	Available to Symetra
6907BW85A919	Desktop PC	Compaq	350	0	Yes	Available to Symetra
6907BW85C966	Desktop PC	Compaq	350	0	Yes	Available to Symetra
6907BW85D045	Desktop PC	Compaq	350	0	Yes	Available to Symetra
6910BW85A929	Desktop PC	Compaq	350	0	Yes	Available to Symetra
6910BW85G351	Desktop PC	Compaq	350	0	Yes	Available to Symetra
6911BW85A673	Desktop PC	Compaq	350	0	Yes	Available to Symetra
6918CD64A716	Desktop PC	Compaq	450	0	Yes	Available to Symetra
6928CD640146	Desktop PC	Compaq	450	0	Yes	Available to Symetra
6949CJN4N828	Desktop PC	Compaq	500	0	Yes	Available to Symetra
6918CD64D568	Desktop PC	Compaq	450	0	Yes	Available to Symetra
6918CD64D841	Desktop PC	Compaq	450	0	Yes	Available to Symetra
6927CD642385	Desktop PC	Compaq	450	0	Yes	Available to Symetra
6926CD640910	Desktop PC	Compaq	450	0	Yes	Available to Symetra
6923CD64B049	Desktop PC	Compaq	450	0	Yes	Available to Symetra
6922CD64A127	Desktop PC	Compaq	450	0	Yes	Available to Symetra
6918CD64J058	Desktop PC	Compaq	450	0	Yes	Available to Symetra
6850BW85B387	Desktop PC	Compaq	350	0	Yes	Available to Symetra
6012DT63D552	Desktop PC	Compaq	500	0	Yes	Available to Symetra
6851BW85B666	Desktop PC	Compaq	350	0	Yes	Available to Symetra
6105DYSZH784	Desktop PC	Compaq	733	0	Yes	Available to Symetra
Confidential Information — Form internal use only.

C.1 - Distributed Computing Hardware
Excess PC Inventory

assetSerialNumber	assetType	assetMake	assetModel	assetMonitorSize	assetLI	assetStatus
6032DYSZA278	Desktop PC	Compaq	733	0	Yes	Available to Symetra
6840BW85K278	Desktop PC	Compaq	350	0	Yes	Available to Symetra
6840BZL2K909	Desktop PC	Compaq	400	0	Yes	Available to Symetra
6010DT63A023	Desktop PC	Compaq	500	0	Yes	Available to Symetra
6847BW85D875	Desktop PC	Compaq	350	0	Yes	Available to Symetra
6850BW85A977	Desktop PC	Compaq	350	0	Yes	Available to Symetra
6848BW85F660	Desktop PC	Compaq	350	0	Yes	Available to Symetra
6848BW85E752	Desktop PC	Compaq	350	0	Yes	Available to Symetra
6848BW85E522	Desktop PC	Compaq	350	0	Yes	Available to Symetra
6848BW85B874	Desktop PC	Compaq	350	0	Yes	Available to Symetra
6847BW85D703	Desktop PC	Compaq	350	0	Yes	Available to Symetra
6847BW85D691	Desktop PC	Compaq	350	0	Yes	Available to Symetra
6847BW85C678	Desktop PC	Compaq	350	0	Yes	Available to Symetra
6846BW85A435	Desktop PC	Compaq	350	0	Yes	Available to Symetra
6840CD64L314	Desktop PC	Compaq	350	0	Yes	Available to Symetra
6848BW85D631	Desktop PC	Compaq	350	0	Yes	Available to Symetra
l	Desktop PC	Compaq	1	0	Yes	Available to Symetra
6929CD640444	Desktop PC	Compaq	450	0	Yes	Available to Symetra
6918BW85E315	Desktop PC	Compaq	350	0	Yes	Available to Symetra
6949CJN4N439	Desktop PC	Compaq	500	0	Yes	Available to Symetra
01-39974	LAN Printer	IBM	Network Printer 17	0	Yes	Available to Symetra
78-FNPTA	Laptop	IBM	T21 Thinkpad	0	Yes	Available to Symetra
929CF03TB528	Monitor	Compaq	V700	17	Yes	Available to Symetra
930CF03TB113	Monitor	Compaq	V700	17	Yes	Available to Symetra
652CB02EB088	Monitor	Compaq	V70	17	Yes	Available to Symetra
650CB03EA486	Monitor	Compaq	V70	17	Yes	Available to Symetra
Confidential Information — Form internal use only.

C.1 - Distributed Computing Hardware
Excess PC Inventory

assetSerialNumber	assetType	assetMake	assetModel	assetMonitorSize	assetLI	assetStatus
634CB02EC199	Monitor	Compaq	V70	17	Yes	Available to Symetra
821CF03DB444	Monitor	Compaq	V75	17	Yes	Available to Symetra
33482035	Monitor	Nanao	F2-17EX	17	Yes	Available to Symetra
646CB03EC295	Monitor	Compaq	V70	17	Yes	Available to Symetra
729CB03ED013	Monitor	Compaq	V70	17	Yes	Available to Symetra
738CB03EE687	Monitor	Compaq	V70	17	Yes	Available to Symetra
736CB03EG930	Monitor	Compaq	V70	17	Yes	Available to Symetra
736CB03EG483	Monitor	Compaq	V70	17	Yes	Available to Symetra
736CB03EG475	Monitor	Compaq	V70	17	Yes	Available to Symetra
729CB03ED109	Monitor	Compaq	V70	17	Yes	Available to Symetra
B4191113-USM	Monitor	Nanao	F2-17EX	17	Yes	Available to Symetra
726CB03EC645	Monitor	Compaq	V70	17	Yes	Available to Symetra
721CB03EA458	Monitor	Compaq	V70	17	Yes	Available to Symetra
713CB03EF664	Monitor	Compaq	V70	17	Yes	Available to Symetra
6Z17042LA	Monitor	NEC	FE750	17	Yes	Available to Symetra
729CB03ED958	Monitor	Compaq	V70	17	Yes	Available to Symetra
850CF03DC441	Monitor	Compaq	V75	17	Yes	Available to Symetra
743GB02AC190	Monitor	Compaq	V75	17	Yes	Available to Symetra
8003156	Monitor			17	Yes	Available to Symetra
745CB03EN195	Monitor	Compaq	V70	17	Yes	Available to Symetra
745CB03EF591	Monitor	Compaq	V70	17	Yes	Available to Symetra
8137383	Monitor			0	Yes	Available to Symetra
6902BZL2A122	Desktop PC	Compaq	400	0	Yes	Retroxboxed
78RVTA5	Laptop PC	IBM	600X Thinkpad	0	Yes	Retroxboxed
6947BW85A063	Desktop PC	Compaq	350	0	Yes	Unknown
6934CD640174	Desktop PC	Compaq	450	0	Yes	Unknown
6004CJN4K070	Desktop PC	Compaq	500	0	Yes	Unknown
6851BW85A752	Desktop PC	Compaq	350	0	Yes	Unknown
6847BW85C681	Desktop PC	Compaq	350	0	Yes	Unknown
Confidential Information — Form internal use only.

C.1 — Distributed Computing Hardware
Excess PC Inventory

assetSerialNumber	assetType	assetMake	assetModel	assetMonitorSize	assetLI	assetStatus
Type 2647-46U S/N 78-KBZH1 09/00	Laptop PC	IBM	T20 Thinkpad	0	Yes	Unknown
934CF03TA903	Monitor	Compaq	V700	17	Yes	Unknown
847cf03dc601	Monitor	Compaq	V70	17	Yes	Unknown
743BG02AC190	Monitor	Compaq	V75	17	Yes	Unknown
G8E010761	Monitor	Cornerstone		17	Yes	Unknown
708CB03EE986	Monitor	Compaq	V70	17	Yes	Unknown
8920003XD	Monitor	NEC	MultiSynch 900+	19	Yes	Unknown
851CF03D115	Monitor	Compaq	V70	17	Yes	Unknown
830CF03DO752	Monitor	Compaq	V75	17	Yes	Unknown
Confidential Information — Form internal use only.

C.1 — Distributed Computing Hardware
Printer inventary

Firmware
Queue	Location	Office/City	Group	Print Server	Model	Date	New IP Address	Serial Number
OLYHRX01	1Q5W	Olympic/Redmond	Transition Team	psmrdcpr03	HP LJ 1200		[***]	CNC4062405
OLYINV11	3E8SW	Olympic/Redmond		psmrdcpr04	HP Color IJ 2000C		[***]	disconnected
OLYLAA01	3Q8S	Olympic/Redmond		psmrdcpr01	HP LaserJet 4000	9/2/97	[***]	USEF051569
OLYLAA03	3P5N	Olympic/Redmond		psmrdcpr01	HP LaserJet 2200	1/5/99	[***]	USBGJ14590
OLYLAA04	3P5NE	Olympic/Redmond		psmrdcpr01	HP LaserJet 4	8/20/93	[***]	JPH020733
OLYLAA05	3N5E	Olympic/Redmond		psmrdcpr01	HP LaserJet 5	12/30/98	[***]	USCC013591
OLYLAA07	3M11NW	Olympic/Redmond		psmrdcpr01	HP LaserJet 4P	3/94	[***]	USCB154020
OLYLAA08	2Q13NE	Olympic/Redmond		psmrdcpr01	HP LaserJet 4 Plus		[***]	USFB236134
OLYLAA09	2Q11E	Olympic/Redmond		psmrdcpr01	HP LaserJet 8150	8/30/00	[***]	USBD014722
OLYLAA12	3D8SW	Olympic/Redmond		psmrdcpr01	HP LaserJet 4000T	9/2/97	[***]	USNC025655
OLYLAA13	3P5E	Olympic/Redmond		psmrdcpr01	HP LaserJet 4050	12/30/98	[***]	USCC013591
OLYLAA14	3N12SE	Olympic/Redmond		psmrdcpr01	HP LaserJet IIID	7/90	[***]	HJ07435
OLYLAA16	3N12SE	Olympic/Redmond		psmrdcpr01	HP LaserJet 5	12/96	[***]	USKB110253
OLYLAA17	3P7NW	Olympic/Redmond		psmrdcpr04	IBM Ntwrk Prntr 17		[***]	01-39957
OLYLAX01	3Q8NE	Olympic/Redmond		psmrdcpr04	Braille Prtr 2500C		[***]
OLYLCN01	2N15NW	Olympic/Redmond		psmrdcpr01	HP LaserJet 8150		[***]	JPBLL15574
OLYLCN02	2N15NW	Olympic/Redmond		psmrdcpr01	HP LaserJet 8150	8/30/2000	[***]	USBE010635
OLYLCN03	2Q15NE	Olympic/Redmond		psmrdcpr01	HP LaserJet 5si	12/20/96	[***]	USDK152777
OLYLCN04	2Q15S	Olympic/Redmond		psmrdcpr04	IBM Ntwrk Prntr 24		[***]	Moved or missing
OLYLCN05	1P15SE	Olympic/Redmond		psmrdcpr04	IBM Ntwrk Prntr17		[***]	01-48426
OLYLCN06	2Q14SE	Olympic/Redmond		psmrdcpr04	HP Deskjet 2500C		[***]	SG9BU130VN
OLYLDC02	1Q15E	Olympic/Redmond		psmrdcpr01	HP LaserJet 4050		[***]	USBB206767
OLYLDD01	3J5NW	Olympic/Redmond		psmrdcpr01	HP LaserJet 4000	3/11/98	[***]	USMB208839
OLYLEG01	3	Olympic/Redmond		psmrdcpr03	HP LaserJet 4200		[***]	USBNL14685
OLYLIN22	2M5N	Olympic/Redmond		psmrdcpr01	HP LaserJet 4+		[***]	JPFL001915
OLYLIN27	2E7N	Olympic/Redmond		psmrdcpr01	HP LaserJet 4050T	10/30/99	[***]	USCC169494
OLYLIN30	3E8S	Olympic/Redmond		psmrdcpr04	HP DeskJet 840C		[***]	MX08O1W081KV
OLYLIN31	2C8E	Olympic/Redmond		psmrdcpr01	HP LaserJet 2100	1/5/99	[***]	USGZ046540
OLYLIN33	2G8SW	Olympic/Redmond		psmrdcpr01	HP LaserJet 4050T	1/27/1999	[***]	USCC017859
OLYLIN35	2E7S	Olympic/Redmond		psmrdcpr01	HP LaserJet 4050	10/30/1999	[***]	USBD003735
OLYLIN36	2E5NW	Olympic/Redmond		psmrdcpr01	HP LaserJet 4100	12/6/2000	[***]	USBND06513
OLYLIX01	2P6S	Olympic/Redmond		psmrdcpr01	HP LaserJet 4Si	Aug-93	[***]	USCB191204
OLYLMD01	2L5	Olympic/Redmond		psmrdcpr01	HP Laserjet 4p	12/25/95	[***]	S4601LD76F7
OLYLMK01	2E5NW	Olympic/Redmond		psmrdcpr04	HP DeskJet 895C		[***]	MY97I1904NFB
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information—For internal use only.

C.1 — Distributed Computing Hardware
Printer inventary

Firmware
Queue	Location	Office/City	Group	Print Server	Model	Date	New IP Address	Serial Number
OLYLMK09	3B8W	Olympic/Redmond		psmrdcpr01	HP Color LJ 4500	7/20/98	[***]	JPCD015547
OLYLMK10	3E5SW	Olympic/Redmond		psmrdcpr04	HP DJ 895C		[***]
OLYLMK11	3M8N	Olympic/Redmond		psmrdcpr01	HP LaserJet 4050	10/30/99	[***]	USBH012786
OLYLML06	3E7W	Olympic/Redmond		psmrdcpr01	HP Color LJ 4500	7/20/98	[***]	JPCD008021
OLYLML07	3E6E	Olympic/Redmond		psmrdcpr01	HP LaserJet 4050T	3/9/99	[***]	USQL026305
OLYLMX02	3G5NW	Olympic/Redmond		psmrdcpr01	HP Laserjet 8000	3/18/98	[***]	USCB002625
OLYLPN01	3Q8S	Olympic/Redmond		psmrdcpr01	HP LaserJet 4050	9/2/97	[***]	USCC024738
OLYLPN02	2Q11NE	Olympic/Redmond		psmrdcpr01	HP LaserJet 4si		[***]	USGB536050
OLYLPN03	3P10SE	Olympic/Redmond		psmrdcpr01	HP LaserJet 4si	8/20/93	[***]	USFB357569
OLYLPN04	3M15NE	Olympic/Redmond		psmrdcpr01	HP LaserJet 4si	8/20/93	[***]	USFB357372
OLYLPN06	3Q6NE	Olympic/Redmond		psmrdcpr04	Braille Printer		[***]	BP29811-111
OLYLPN09	2Q13NE	Olympic/Redmond		psmrdcpr01	HP LaserJet 5si	4/1/96	[***]	AAXXYY9999
OLYLPN10	3M15NE	Olympic/Redmond		psmrdcpr04	HP DeskJet 1600C	11/5/96	[***]	USB8901815
OLYLPN12	3K7	Olympic/Redmond		psmrdcpr04	HP Color IJ 1600C		[***]	USB7712439
OLYLPN13	2Q8N	Olympic/Redmond		psmrdcpr01	HP LaserJet 4050T	10/30/99	[***]	USCF005105
OLYLPN14	3M8N	Olympic/Redmond		psmrdcpr01	HP LaserJet 4050	10/30/99	[***]	USBH012616
OLYLPN15	3M14	Olympic/Redmond	Mutual funds	psmrdcpr04	IBM InfoPrint 32		[***]	C390H3566
OLYLPN16	3P10NW	Olympic/Redmond		psmrdcpr04	IBM Ntwrk Prntr 17		[***]	01-09799
OLYLPN17	3K7	Olympic/Redmond		psmrdcpr04	HP Color DJ 840c	3/7/00	[***]	MX0371W0ZK
OLYLPN18	3Q11	Olympic/Redmond		psmrdcpr04	Canon IR 3300		[***]	MPH36172
OLYLSR05	1M15W	Olympic/Redmond		psmrdcpr01	HP LaserJet 4000	9/2/97	[***]	USNC032481
OLYLSR07	2 ClsrmB	Olympic/Redmond		psmrdcpr01	HP LaserJet 5		[***]	USKC276524
OLYLSR09	1M15W	Olympic/Redmond		psmrdcpr04	HP DeskJet 895C		[***]	MX88QSS1GJ
OLYLSR10	1M15W	Olympic/Redmond		psmrdcpr04	DJ 750C Plotter		[***]	ESA9242672
OLYLTD01	2M13SW	Olympic/Redmond		psmrdcpr01	HP Laserjet 5	12/25/1995	[***]	S4601LF4JGG
OLYLTD02	2 Lbry Mid	Olympic/Redmond		psmrdcpr01	HP LJ 4000 PCL 6	9/2/1997	[***]	USEF052384
OLYLTP01	1P15N	Olympic/Redmond		psmrdcpr01	HP LaserJet 4si		[***]	USCB191732
OLYLTS02	2Q11E	Olympic/Redmond		psmrdcpr04	IBM Ntwrk Prntr 17		[***]	01-17581
OLYSYS02	1Q14N	Olympic/Redmond		psmrdcpr01	HP LaserJet 4000	11/4/97	[***]	USEF097314
OLYSYS03	1M15S	Olympic/Redmond		psmrdcpr01	HP LJ 4200DTN	10/11/02	[***]	USBNM17762
OLYTRTM01	1Q8W	Olympic/Redmond	Transition Team	psmrdcpr03	HP LJ 2100	1/5/1999	[***]	USGH195380
RAIACT01	02-B15-34	Rainier/Redmond	GrpAct	psmrdcpr01	HP lj 4050	9/2/1997	[***]	USMB018325
RAIACT02	02-B15-34	Rainier/Redmond	Actuary	psmrdcpr01	HP lj 4050	10/30/1999	[***]	USQX128743
RAIADM01		Rainier/Redmond	Grp Admin	psmrdcpr03	HP LJ 2100	5/1/1999	[***]	USCD059684
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information—For internal use only.

C.1— Distributed Computing Hardware
Printer inventary

Firmware
Queue	Location	Office/City	Group	Print Server	Model	Date	New IP Address	Serial Number
RAIAGE01	01-C16-18	Rainier/Redmond	Agency services	psmrdcpr01	5si	12/20/1996	[***]	USDK028895
RAIAUD01	02-E15-34	Rainier/Redmond	Audit	psmrdcpr01	HP lj 4050	1/27/1999	[***]	USBC028393
RAIBEN01	02-G15-30	Rainier/Redmond	Exs Lss/ Benefits	psmrdcpr01	HP lj 4P	Mar-94	[***]	JPFF023367
RAIBEN02		Rainier/Redmond	Exs Lss/ Benefits	psmrdcpr01	HP 4100 pcl 6	9/7/2001	[***]	USLNH01108
RAIBEN04	02-D13-35	Rainier/Redmond	Exs Lss/ Benefits	psmrdcpr02	hp lj 4050 pcl	1/17/2002	[***]	USLND16996
RAIISS02	02-C12-10	Rainier/Redmond	Iss&Comliance	psmrdcpr02	HP LJ 4si	3/9/1999	[***]	USBB157355
RAIISS03	02-F15-19	Rainier/Redmond	Iss&Comliance	psmrdcpr02	HP LJ 4100 pcl 6	5/24/2001	[***]	USJNH02387
RAIISS04	02-F16-03	Rainier/Redmond	Iss&Comliance	psmrdcpr02	HP LJ 5si pcl 5e	12/20/1996	[***]	USDK012870
RAIISS05	02-F15-03	Rainier/Redmond	Iss&Comliance	psmrdcpr02	HP LJ 5si	12/20/1996	[***]	USDK012900
RAIISS06	02-F16-03	Rainier/Redmond	Iss&Comliance	psmrdcpr02	HP LJ 8000 pcl 5e	9/10/1999	[***]	USHJ023108
RAIISS07	02-F15-03	Rainier/Redmond	Iss&Comliance	psmrdcpr02	HP LJ 9000hns	7/18/2003	[***]	JPBLP03851
RAIMAR01	02-E13-20	Rainier/Redmond	Achiel’s 2nd prtr	psmrdcpr04	HP 2500 c		[***]	SG1818304D
RAIMOR01	01-D16-15	Rainier/Redmond	Mortgage Loan	psmrdcpr01	HP 4si	6/1/1994	[***]	USHB724775
RAIMUT01		Rainier/Redmond	Mutual funds	psmrdcpr02	HP 4 plus	10/11/2002	[***]	CNBX415669
RAIMUT02		Rainier/Redmond	Mutual funds	psmrdcpr02	HP LJ 5si	2/3/1998	[***]	USCC020129
RAIMUT03	01-E13-20	Rainier/Redmond	Mutual funds	psmrdcpr02	HP LJ 8000 pcl 6	9/10/1999	[***]	USGJ022028
RAIMUT04		Rainier/Redmond	Mutual funds	psmrdcpr02	HP LJ 5SI	12/20/1996	[***]	USDK143049
RAIMUT05	01-F14-27	Rainier/Redmond	Mutual funds	psmrdcpr02	HP LJ 8000	10/12/1998	[***]	USDD024065
RAIMUT06		Rainier/Redmond	Mutual funds	psmrdcpr02	HP lj 4050 pcl	3/9/1999	[***]	USBB294789
RAIMUT07	01-G14-23	Rainier/Redmond	Mutual funds	psmrdcpr02	HP LJ 2200 pcl 6	11/20/2000	[***]	USBGJ28405
RAIMUT08	01-F14-27	Rainier/Redmond	Mutual funds	psmrdcpr02	HP LJ 8150 pcl 6	5/26/2001	[***]	JPBLL13077
RAIMUT09		Rainier/Redmond	Mutual Funds	psmrdcpr02	HP LJ 2100	1/5/1999	[***]	USGZ316917
RAIMUT10		Rainier/Redmond	Mutual funds	psmrdcpr02	HP LJ 4050	10/30/1999	[***]	USBD041303
RAIOFF01		Rainier/Redmond		psmrdcpr01	HP LJ 5si	12/20/1996	[***]	USBK142417
RAIOFF03		Rainier/Redmond		psmrdcpr01	HP LJ 5si	12/20/1996	[***]	USBK136084
RAISIS01		Rainier/Redmond	SIS	psmrdcpr01	HP LJ 4si	3/5/1999	[***]	USDG039243
RAISIS02		Rainier/Redmond	SIS	psmrdcpr01	HP LJ 8000 pcl 6	3/18/1998	[***]	USBB031279
RAISIS03		Rainier/Redmond	SIS	psmrdcpr01	HP lj 4500 Color	7/20/1998	[***]	JPHAB11712
RAISYS01		Rainier/Redmond	Group Sys #1	psmrdcpr01	HP lj 4050 pcl 6	3/9/1999	[***]	USBC033547
RAISYS02		Rainier/Redmond	Group Sys #2	psmrdcpr01	HP LJ 4	Nov-93	[***]	JPBH052219
				Total HQ	98		[***]
SDGroupLife		SCR/San Diego	Group Life	ftvlgrsdprt1	HP LJ 4200 pcl 6		[***]	CNBX500042
Lexmark Optra E312		SCR/San Diego	Group Life	ftvlgrtraelb	Lexmark Optra E312		[***]	3102400
HP DJ 882C		SCR/San Diego	Group Life	ftvlgrsuelee	HP DJ 882C		[***]	CN94S1M126
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information—For internal use only.

C.1— Distributed Computing Hardware
Printer inventary

Firmware
Queue	Location	Office/City	Group	Print Server	Model	Date	New IP Address	Serial Number
HP DJ 950C		SCR/San Diego	Group Life	ftvlgrrobren	HP DJ 950C		[***]	MY05I1FOYP
HP LJ 1200 PCL 6		SCR/San Diego	Group Life	ftvlgrrobrot2	HP LJ 1200 PCL 6		[***]	CNBRF68690
Canon BJC-250		SCR/San Diego	Group Life	alvlgrkatvil	Canon BJC-250		[***]	ENT26782
HP LJ 4000 PCL		SCR/San Diego	Group Life	ftvlgrcorwem	HP LJ 4000 PCL		[***]	USMB03548
HP LaserJet 4		SCR/San Diego	Group Life		HP LJ 4			JPBG073150
Lexmark Optra E312		SCR/San Diego	Group Life		Lexmark Optra E312			1059182
HP DJ 880C		SCR/Aliso Viejo	Group Life	ftvlmllouber	HP DJ 880C			MY92D16268
HP DJ 880C		SCR/Aliso Viejo	Group Life	ftvlmlpetcam	HP DJ 880C			MY93I160HX
HP DJ 710C		SCR/Aliso Viejo	Group Life	ftvlmltuypha	HP DJ 710C			MY93D151WB
CHILCO01	10SE	Hoffman Estates/IL	Group	psmchifs01	HP LJ 5si	7/11/1995	[***]	USBD039098
CHIATS01	10SE	Hoffman Estates/IL	Group	psmchifs01	HP LJ5	1/15/1996	[***]	USKC156933
SHAWEA		Hoffman Estates	Group Life		LaserJet 1100			USFG009823
CHRHIG		Hoffman Estates	Group Sales		LaserJet 2100			USCD020502
DAVDIE		Hoffman Estates	Group Sales		DeskJet 840			MY06R1C0P7
CINLIPRINT1		Bethel Park		None/Shared PC CINLIFPRINT1	HP LaserJet 4Si		None
BOSLRM01		Boston		None/Shared PC CINLIFPRINT1	HP LaserJet 4 Plus		None
CINPRN14		Cincinnati		PSMCINFS01	HP LaserJet 4050		[***]	USBB043263
CONLIF01		Conshohocken		None/Shared PC CINLIFPRINT1	HP LaserJet 4 Plus		None
SWRLIF01		South Windsor		PSMHARFS01	HP LaserJet 5		[***]
SWRLIF02		South Windsor		PSMHARFS01	HP LaserJet 4000		[***]
SWRLIF03		South Windsor		PSMHARFS01	HP LaserJet 4 Plus		[***]
SWRLIF05		South Windsor		PSMHARFS01	IBM Network Printer 17		[***]
SWRLIF06		South Windsor		PSMHARFS01	HP LaserJet 4		[***]
CLALIF01		Clairmont/Atlanta	SRMS (Safeco Risk Mgmt Svcs)	psmatlpr01	HP LJ 4100	20010907 01.019.1	[***]	USJNH28928
ATLELC01		Duluth/Atlanta	EXCESS LOSS CLAIMS	psmatlpr01	HP LJ 4 Plus		[***]	USFC122734
ATLELC02		Duluth/Atlanta	EXCESS LOSS CLAIMS	psmatlpr01	HP LJ 4 Plus		[***]	USFC294990
MAIPRN01		Miami/Florida	Symetra IT Group Printer	psmmiafs01	HP LaserJet 4		[***]	11-CWKH8
MAIPRN02		Miami/Florida	Symetra Claims Grp Printer	psmmiafs01	Lexmark Optra T616		[***]	41-Y3897
MAIPRN03		Miami/Florida	Symetra Underwriting Grp Printer	psmmiafs01	HP LaserJet IIID		[***]	124646
MAIPRN04		Miami/Florida	Symetra Mkt Sales Grp	psmmiafs01	Lexmark Optra T616		[***]	41-Y3893
MAIRPN05		Miami/Florida	Symetra U/W Mkt. Grp Printer	psmmiafs01	Lexmark Optra T616		[***]	41-Y3896
MAIRPN06	BROKEN	Miami/Florida	Symetra BROKEN PRINTER	psmmiafs01	LaserJet 8150 PCL6		[***]	JPBLM47667
MAIPRN07		Miami/Florida	Symetra Case Mgmt Printer	psmmiafs01	Lexmark Optra T616		[***]	41-AB039
MAIPRN08		Miami/Florida	L & I Marketing/Promotion	psmmiafs01	Color Laserjet 4600PCL 6		[***]	JPAKF11007
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information—For internal use only.

C.1— Distributed Computing Hardware
Printer inventary

Firmware
Queue	Location	Office/City	Group	Print Server	Model	Date	New IP Address	Serial Number
KCXLIF01	cube 269	Overland Park	Life	PSMSTOFS01	HP LaserJet 4600N			JPRGD40484
	Terry Rayoum	St. Louis	Life		Deskjet 720c		Not in use.
N/A	N/A	NCR / PH	MARKETING	N/A	Deskjet710C	7/9/1998	N/A	MY879191HT
N/A	N/A	Portland			HP Laserjet 4		N/A	JPBH052218
N/A	N/A	Portland			HP Laserjet 4		N/A	USBC224480
N/A	N/A	Portland			HP Color DJ 840c		N/A	CN0871R074
N/A	N/A	Portland			HP Color DJ 840c		N/A	MX08V1Y0CQ
N/A	N/A	Portland			NEC Superscript 870		N/A	613628879C
DALLIF01	N	Dallas		\\PSMDALFS01\DALLIF01	HP8150	R.22.09	[***]	JPBLM65111
N/A	D	Dallas			LEXMARK	OPTRA E312L		3032259
N/A	D	Dallas			LEXMARK	OPTRA E312		1059087
N/A	D	Dallas			HP	LJ4		USBC254643
N/A	D	Dallas			LEXMARK	OPTRA E310		136048
2DEAST01	2nd Floor	Indianapolis	Life Sales	psmindpr01	HP LaserJet 4		[***]	JPBX008280
	2nd Floor	Indianapolis	Life Sales (extra)		HP Deskjet 810C			MY94Q1B0W1
	2nd Floor	Indianapolis	Life Sales (antmen)		HP Deskjet 840C			CN06F1P0V1
	2nd Floor	Indianapolis	Life Sales (johmon)		HP Deskjet 840C			MX0321V06Z
	2nd Floor	Indianapolis	Life Sales (marsim)		HP Deskjet 810C			MY96V122JM
4EEAST01	4th Floor	Indianapolis	Life Actuary/Systems	psmindpr01	HP Laserjet 4si		[***]	USDB330638
	4th Floor	Indianapolis	Life Act (loiwhi)		HP Deskjet 880C			MY93E110GT
	4th Floor	Indianapolis	Life Act (joymca)		HP Deskjet 880C			MY93E110H7
	4th Floor	Indianapolis	Life Act (debden)		HP Deskjet 880C			MY93E110FC
	4th Floor	Indianapolis	Life Act (extra)		HP Deskjet 880C			MY93E110FN
n/a	SRMS	Indianapolis	SRMS	INDLGRPRINT1	Lexmark Optra T616			41-V0294
n/a	SRMS	Indianapolis	SRMS	INDLGRPRINT1	HP Laserjet 4050			USBB229405
HPColorL	SRMS	Indianapolis	SRMS	INDLGRPRINT1	HP Laserjet 4600			JPAKB08490
	SRMS	Indianapolis	SRMS (jimsee)		HP Deskjet 940C			MY15F6B0TY
	SRMS	Indianapolis	SRMS (physan)		HP Laserjet 2100			USCC015700
	SRMS	Indianapolis	SRMS (pagile)		HP Laserjet 1100			USJC085052
	SRMS	Indianapolis	SRMS (kimvan)		Lexmark Optra E310			0019021
	SRMS	Indianapolis	SRMS (margre)		Brother HL-1240			U52581C0J289981
	SRMS	Indianapolis	SRMS (jeengl)		Lexmark E210			1053734
	SRMS	Indianapolis	SRMS (congib)		HP Laserjet 4			USTC017101
	SRMS	Indianapolis	SRMS (chadug)		HP Deskjet 940C			MX1B36F0PP
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information—For internal use only.

C.1— Distributed Computing Hardware
Printer inventary

						Firmware
Queue	Location	Office/City	Group	Print Server	Model	Date	New IP Address	Serial Number
				Total Remote	71
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information—For internal use only.

C.2 — Distributed Computing Software

Symetra Distributed	Help Desk	Core Image		Not	Bus.			Limited
Applications	Supported	Applications	Standard	Supported	Needs Req.	License count	Site License	Quantity amount	Notes
Office Suite Applications
Office 2003 (Access, Excel, Outlook, Powerpoint, Word)	x	x	x
Spreadsheet Applications
Lotus 123	x
Word Processing
WordPerfect 6.1	x					x
Presentation Applications
Harvard Instant Charts
Desktop Publication Apps.
Adobe Acrobat	x					x
Adobe Reader 5.05	x	x	x
Frontpage	x
Publisher	x	x	x
Graphic Design applications
Grabbit 2.5				x
Local Database Applications
None
Database Reporting Apps
Crystal Reports	x					x
Reports Facilitator				x
Database Client
None
Terminal Emulator Apps.
ProComm Plus				x		x
Terminal Server applications
Citrix Client	x	x	x
Miscsoft RDP Terminal
Service Client	x
E-mail applications
Exchange	x
MailMarshal — scanning	x
PDA applications
Blackberry Desktop Software v3.6 service pack 2	x
Calendar applications
Outlook	x	x	x
Accounting applications
MFACT				x
Microcash for Windows				x
Finance applications
Flexsoft				x
FundStation				x
Quicken				x		x
Programming applications
Remedy (Action Request)	x
Seaview				x
Management Tool Apps
None
VPN applications
Extranet Access Client	x	x	x
Contivity Client
AT$T Dialer
Internet applications
Internet Explorer 5.5 sp2	x
     Confidential Information—For internal use only.

1

C.2 — Distributed Computing Software

Symetra Distributed	Help Desk	Core Image		Not	Bus.			Limited
Applications	Supported	Applications	Standard	Supported	Needs Req.	License count	Site License	Quantity amount	Notes
Communication applications
CentreVue	x
Language Interpretation Services	x
Lanier (old NICE calls)	x
NICE Universe	x
Phone 2PC Recording	x
Faxing applications
Enterprise Fax Manager				x
Fax Util				x
RightFax	x
WinFax	x					x
Flowcharting applications
Visio	x
Visio Viewer	x	x	x
Contact Management Apps
Bacon’s MediaSource				x
Project Tracking Apps
Project	x
Simply TIME (task manager)				x
Virus applications
Norton Anti-Virus	x	x	x
Print Utility applications
PrintNow!				x
Scanning Software Apps
None
Handicap Utility
None
Video Conferencing Apps
None
Security applications
Cyber Gatekeeper Agent	x	x	x
CyberArmor	x	x	x
FAZAM 2000				x
PowerQuest				x		x
Sysmantic Antivirus 8.01
Reference applications
NILS				x
Operating Systems Apps
Windows 2000 sp3	x	x	x
Undefined applications
Ameritech White and Yellow Pages				x
Catapult Training				x
Chase Insight & Reporter				x		x
Desktop Submit				x
EFTPS for Windows 01.07.01				x
EOSI/CLAS (Library copyright)				x
Extra! 6.71	x	x	x
EZ2000				x		x
FlashPlayer 7.0.19.0	x	x	x
ICW Required				x
Iomega Tools				x
Message Manager				x
MMCD				x
MSDN				x
PBS				x
DirectX 8.1					x	x
     Confidential Information—For internal use only.

2

C.2 — Distributed Computing Software

Symetra Distributed	Help Desk	Core Image		Not	Bus.			Limited
Applications	Supported	Applications	Standard	Supported	Needs Req.	License count	Site License	Quantity amount	Notes
Panagon Document Management					x
PCAnywhere				x
PGP Encryption					x
PowerSelect					x
Qview4					x
RoboHelp Office 2000					x
Skill Vantage					x
Snag-It! (screen shot capture)				x
Source OffSite 3.5.1				x
Spencer CD				x		x
Trellis					x
Unicenter					x
UVT					x
Web IIS					x
WebTrends					x
WELL Concession Calculator					x
Window’s MDAC 2.61 sp2					x
Window’s Media Player 7.1					x
Winrapid Teledex					x
WinZip 8.1					x
     Confidential Information — For internal use only.

3

C.3 — Distributed Computing Desktop/Laptop Core Image

Application	Application
Windows 2000 Professional	Current Desktop OS

Symantec Anti-Virus 8.01	Anti-Virus Software

MS GPResult	Client Install allows for reporting for Group policies

MSConfig (WINNT)	An applet / tool provides local troubleshooting information to a TA.

MS DirectX 9.0b	DirectX is an advanced suite of multimedia application programming interfaces (APIs) built into Windows 2000. DirectX provides a standard development platform for Windows-based PCs by enabling software developers to access specialized hardware features wi

MS Windows Media Player 9.0	Many organizations use the electronic medium for distributing study and training material in audio and video format. Media Player provides a consistent interface for these multimedia presentations.

MS Internet Explorer 6.01 SP1	Browser

MS MDAC v2.7 SP1 Refresh	Microsoft Data Access Components (MDAC) contains core Data Access components such as the Microsoft SQL Server™ OLE DB provider and ODBC driver.

WinZip 9.0	WinZip provides a necessary tool for zipping and unzipping files that need to be compressed for faster file transfer.

Citrix Client v7.1	A Citrix client allows the user to establish a Citrix session with Citrix Metaframe or Terminal server.

Adobe Reader v6.0	Acrobat Reader allows anyone to open a portable document format file (.pdf) across a broad range of hardware and software, and it will look exactly as the author intended — with layout, fonts, links, and images intact.

MacroMedia FlashPlayer 7.0.19.0	Flash Player is a web browser plugin that allows the viewer to play multimedia content created with Macromedia Flash MX.

FAZAM Client v3.0	FAZAM is a trouble shooting tool that builds on Windows 2000 which can be used to track the history of Group Policy Object (GPO) changes, including who made the changes, from initial design to retirement.

Visio Viewer 2003	The Microsoft Visio Viewer allows anyone to view Visio drawings, diagrams, charts, and illustrations in a Web-based environment from within Microsoft Internet Explorer.

VPN Software	For remote users to connect via the Virtual Private Network

Extra! PC v6.71	Attachmate’s Extra! Personal Client (EPC) 6.71 is the standard terminal emulation software

Office XP SP2	Microsoft Office Suite

Misc Updates
Desktop Customization
System Management
Power Management
Start Menu Configuration
MC Updater Tool Shortcut
Windows Explorer Configuration
.NET Framework
Windows Scripting Host
Security Patches
Microsoft Q Fixes
Verify Patch Installations	Various updates and configuration changes are made to the standard operating system. Some of them fall into these general categories.
     Confidential Information — For internal use only.

1

Symetra Life Insurance Company (Symetra)
Schedule 2D — Data Network Services SOW
Schedule 2D
Data Network Services SOW
for
Symetra Life Insurance Company (Symetra)
October 28, 2004
Confidential Information
Page i

Symetra Life Insurance Company (Symetra)
Schedule 2D — Data Network Services SOW

1.0	Data Network Management Services Overview and Objectives	3

	1.1 Services Overview	3

	1.2 Service Objectives	3

2.0	Service Environment	3

	2.1 Scope of Services and Infrastructure to be Supported	3

	2.2 Work-In-Progress/Transition	4

	2.3 Future initiatives	4

	2.4 Baseline Information	4

3.0	Data Network Services Requirements	5

	3.1 Service Descriptions and Roles & Responsibilities	5

	3.2 Exclusions	11

4.0	Service Management	11

	4.1 Objectives	11

	4.2 Definitions	12

	4.3 Service Level Requirements (SLRs)	12

	4.4 Reports	16

5.0	Referenced SOW Appendices and SOW Schedules	17

	5.1 Referenced Help Desk SOW Appendices	17

	5.2 Referenced ITSA Schedules	17
List of Tables

Table 1.	Data Network Baseline Projections	5
Table 2.	General Roles and Responsibilities	6
Table 3.	Engineering/Development Roles and Responsibilities	7
Table 4.	Asset Acquisition and Network Service Provisioning Roles and Responsibilities	7
Table 5.	Network Operations and Administration Roles and Responsibilities	8
Confidential Information
Page i

Symetra Life Insurance Company (Symetra)
Schedule 2D — Data Network Services SOW

Table 6.	Network Monitoring and Reporting Roles and Responsibilities	9
Table 7.	Documentation Roles and Responsibilities	9
Table 8.	Firewall Services Roles and Responsibilities	10
Table 9.	Security Intrusion Detection Services Roles and Responsibilities	10
Table 10.	Security Penetration Services Roles and Responsibilities	11
Table 11.	Security Incident & Audit Management Roles and Responsibilities	11
Table 12.	Network Availability SLRs	12
Table 13.	Network Performance SLRs	13
Table 14.	Network Administration Services SLRs	14
Table 15.	Security Intrusion Detection SLRs	15
Table 16.	Security Penetration Services SLRs	16
Confidential Information
Page ii

Symetra Life Insurance Company (Symetra)
Schedule 2D — Data Network Services SOW
1.0 Data Network Management Services Overview and Objectives
1.1 Services Overview
Network support Services are the services and activities, as detailed in the following Data Network Services SOW, required to provide and support Symetra data network environment as described in Section 2.0 below. ACS responsibilities include, but are not limited to, the provisioning, management, administration and troubleshooting of the following data network Services:
■	Wide-area Network (WAN)

■	Local-area Network (LAN)

■	Virtual Private Network (VPN)

■	Network Security
As depicted in Figure 1 below, in addition to the Service described in this Data Network Services SOW, ACS is responsible for providing the Services described in Schedule 2A – Cross Functional Services SOW. Figure 1 depicts the relationship between the Cross Functional Services SOW, and all SOWs within the scope of the Agreement.

Cross Functional SOW
Data	Distributed	Data	Voice		Output	Content
Center	Computing	Network	Comm.	Help Desk	Processing	Management
Services	Services	Services	Services	Services	Services	Services
SOW	SOW	SOW	SOW	SOW	SOW	SOW

Figure 1: Service Towers with Cross Functional View
1.2 Service Objectives
The following are the key high-level Service objectives Symetra expects to achieve through outsourced data network management Services and this Data Network Services SOW:
■	Provide a reliable, scalable and secure high-speed network infrastructure to Symetra headquarters, remote offices and remote individual End Users, as required

■	Operate efficiently and effectively by running on a consolidated network infrastructure and by simplifying network management, procurement and budgeting

■	Minimize administrative effort by engaging ACS to provide this management function

■	Achieve the SLRs specified in Section 4 of this Data Network Services SOW
2.0 Service Environment
2.1 Scope of Services and Infrastructure to be Supported
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2D — Data Network Services SOW
The following sub-sections and related Data Network Services SOW appendices describe and scope the network environment to be supported/complied with. Service Environment descriptions and appendices include listings of hardware and software, policies and procedures, licenses and agreements, work-in-progress and future initiatives. Service Environment Appendices are to be maintained and reviewed with Symetra by ACS and made available to Symetra on a quarterly basis.
2.1.1 Hardware and Software
     Intentionally Left Blank
2.1.1 Service Locations
a.	A description and location of all Symetra facility and office locations requiring Network Services is provided in Attachment B of the Agreement.
2.1.3 Personnel
a.	ACS will be responsible for staffing skilled and appropriately certified data network management staff to meet the SLRs set forth in this SOW. Currently, Symetra Corporate provides Symetra data network Services as a shared service.
2.1.4 Policies, Procedures and Standards
     Intentionally Left Blank
2.1.5 Agreements and Licenses
     Intentionally Left Blank
2.2 Work-In-Progress/Transition
     Intentionally Left Blank
2.3 Future initiatives
     Intentionally Left Blank
2.4 Baseline Information
Symetra’s projected network usage is presented below. These business requirements represent Symetra’s most realistic projection of the Service requirements as of the Effective Date based on a combination of past trends and current anticipated overall business direction over the Term of the Agreement.
These metrics, along with other data which may be pertinent for sizing the solution, are reflected in Schedule 3 -Fees.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2D — Data Network Services SOW
Table 1. Data Network Baseline Projections

System	2005	2006	2007	2008	2009	Comments
Headquarters Users	948	971	994	1018	1042
Headquarters VIP Users	59	59	59	59	59
Remote Offices	8	8	8	8	8
Remote Office Users	103	103	103	103	103
Tele-workers	138	138	138	138	138
Routers						These items will be proposed by ACS
DSCs/CSUs
Firewalls
Modems
Frame Relay– Symetra Locations
Dedicated Internet Circuits
Point-to-Point Circuits – Symetra
ISDN
Dial-up WD Modem Pool
VPN
IMACs per device/per year
3.0 Data Network Services Requirements
3.1 Service Descriptions and Roles & Responsibilities
In addition to the Services, activities, and roles and responsibilities described in Schedule 2A — Cross Functional SOW, ACS is responsible for the following data network management Services, activities and roles and responsibilities.
3.1.1 Data Network Services Requirements
a.	Wide Area Network (WAN) Services

WAN services include the provision and monitoring and management of networks that interconnect two or more separate facilities that span a geographic area larger than a campus or metropolitan area. Transmission facilities include, but are not limited to, point to point circuits, frame relay, dedicated Internet connections, broadband (DSL/Cable Modem) Internet connections, Internet-based VPNs, and dial-up connections. ACS shall work with public carriers and other Symetra circuit providers on behalf of Symetra to ensure delivery of WAN services. Support of any Data Network Services-related work required by designated carriers, to support the Symetra network, is considered within the scope of Services.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2D — Data Network Services SOW
b.	Local Area Network (LAN) Services

LAN services include the provision and monitoring and management of networks that are usually confined to a single facility or portion of a facility. LAN components include Dynamic Host Control Protocol (DHCP)/Domain Name Server (DNS) and Wireless LANs supporting all network traffic originating from desktop devices, local file and print servers, application servers, database servers, peripherals, firewalls/routers, other network devices and other user premise devices. This service ends at, but does not include, the LAN attached device network card at the desktop.

c.	Virtual Private Network (VPN) Services

VPN services include the provision and monitoring and management of methods for remote End Users and business partners to securely connect to the Network and Data Center Computing Services over the public Internet. This service includes dedicated site-to-site VPN connectivity on a shared public IP network. It requires industry-/Internet-based standards for security to create and preserve privacy, data integrity, and authenticity. The VPN service must be highly scaleable. ACS shall provide and support home user VPN software.

d.	IP Dial Services

IP Dial services include the provision and monitoring and management of a connection methodology for remote End Users to securely connect to the Network and Data Center Computing Services via dial-up connectivity.

e.	Network Security Services

Network security Services firewall include the provision and support of methods that provide security to physical and logical devise connected to the network. Security services include firewall, intrusion detection, penetration/vulnerability testing.

f.	Management Services

Management services include the provision and support of a suite of activities that spans all aspects of system security and networking levels in terms of system and component management and monitoring, information protection, component-addressing methods, access control, and change control.
3.1.2 General Responsibilities
The following table identifies general roles and responsibilities associated with this SOW. An “X” is placed in the column under the party that will be responsible for performing the task. ACS responsibilities are indicated in the column labeled “ACS.”
Table 2. General Roles and Responsibilities

General Roles and Responsibilities	ACS	Symetra

1. Recommend WAN / LAN/ VPN / Firewall requirements based on industry best practices	X
2. Review and approve requirements and for WAN/LAN/VPN/Firewall Services		X
3. Review and approve services and standards for all Network Services		X
4. Perform business liaison function to Symetra operational units		X
5. Recommend Network capacity thresholds	X
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2D — Data Network Services SOW

General Roles and Responsibilities	ACS	Symetra
6. Approve Network capacity planning thresholds		X
7. Provide capacity and performance reports on a quarterly basis	X
8. Procure/Provision and maintain all Network components and circuits	X
9. Reporting performance against SLRs	X
3.1.3 Design/Engineering
The following identifies the activities, roles and responsibilities associated with engineering/development Services that are specific to this Schedule. Additional activities include:
Table 3. Engineering/Development Roles and Responsibilities

Engineering/Development Roles and Responsibilities	ACS	Symetra
1. Develop Network design, engineering and security testing and integration procedures that meet requirements and adhere to defined policies	X
2. Approve Network design engineering, security testing and integration procedures	X
3. Prepare Network design, engineering and security, plans and schedules to support new and enhanced applications, architectures and standards	X
4. Review and approve Network design, engineering and security plans and schedules		X
5. Approve the scheduling of all changes to the Network environment		X
6. Coordinate with Symetra and affiliated entities, and public carriers, as required	X
3.1.4 Asset Acquisition and Network Services Provisioning
ACS will perform asset acquisition and Network Services provisioning and associated with acquiring network equipment and circuits. The following table identifies the underlying roles and responsibilities associated with asset acquisition and Network Services provisioning activities.
Table 4. Asset Acquisition and Network Service Provisioning Roles and Responsibilities

Network Provisioning Roles and Responsibilities	ACS	Symetra
1. Order and expedite WAN circuits, equipment and services as defined by Symetra	X
2. Configure WAN/LAN (hardware, software) prior to installation	X
3. Document router configuration files and IP addressing schemas	X
7. Develop and document Network provisioning requirements and policies	X
8. Approve Network provisioning requirements and policies		X
9. Provide capacity planning assistance to develop Network resource requirements projections	X
10. Coordinate ordering, procurement and inventory management of Network circuits from public carriers	X
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2D — Data Network Services SOW

Network Provisioning Roles and Responsibilities	ACS	Symetra
11. Manage the performance of public carriers (and other third parties) to meet defined schedules, project plans, etc.	X
12. Ensure that all new circuits, devices and software provisioned are included in configuration management documentation	X
3.1.5 Network Operations and Administration
The following table identifies the activities, roles and responsibilities associated with Network operations and administration that are specific to this Schedule.
a.	Operations activities include:
1.	Network systems management and troubleshooting (e.g. performance, problem, change and capacity monitoring)

2.	Bandwidth management

3.	Protocol usage statistics (e.g. identify top talkers by protocol)

4.	Working with public carriers and other circuit providers to perform any operations activities

5.	Managing and maintaining all Network Service computing resources (e.g. hardware, operating system software and applications) that are required to provide designated Services
b.	Administration services include activities, such as:
1.	Managing router configurations, firewalls, Internet Protocol (IP) addresses and related services (e.g. DNS/DHCP)

2.	Asset management, including infrastructure software licenses

3.	Physical (e.g. equipment) and logical (e.g. IP address change) IMACs
Table 5. Network Operations and Administration Roles and Responsibilities

Network Operations and Administration Roles and Responsibilities	ACS	Symetra
1. Provide LAN/WAN connectivity contained in the service environment	X
2. Develop and document Network administration requirements and policies	X
3. Develop and document procedures for administration that meet requirements and adhere to Symetra defined policies and procedures	X
4. Approve administration policies and procedures		X
5. Perform day-to-day Network operations and administration activities	X
6. Manage all Network devices in accordance with Symetra’s policies (including security oversight and change management policies)	X
7. Maintain IP addressing schemes, router configurations, routing tables, VPN configurations, etc.	X
8. Manage End User accounts as needed for access and maintaining Network resources (e.g. logon user-id and password maintenance)	X
9. Maintain and provide audit information including access, general logs, application logs in accordance with Symetra’s security policies	X
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2D — Data Network Services SOW

Network Operations and Administration Roles and Responsibilities	ACS	Symetra
10. Ensure that Network administration activities are coordinated through defined change management processes	X
3.1.6 Network Monitoring and Reporting
The following table identifies the roles and responsibilities associated with Network monitoring and reporting Services that are specific to this Schedule.
Table 6. Network Monitoring and Reporting Roles and Responsibilities

Network Monitoring and Reporting Roles and Responsibilities	ACS	Symetra
1. Develop and document requirements and policies for Network monitoring and problem management	X
2. Approve requirements and policies for Network monitoring and problem management		X
3. Develop and document Network monitoring and problem management procedures, including escalation thresholds, that meet requirements and adhere to defined policies	X
4. Approve Network monitoring and problem management procedures		X
5. Provide and implement tools for monitoring Network devices and traffic	X
6. Implement measures for proactive monitoring and self-healing capabilities to limit Network outages	X
7. Monitor Network per SLRs	X
8. Identify Network problems and resolve in accordance Incident and Problem Management Services, polices, procedures and SLRs	X
9. Provide on-site staff at Symetra facilities as required to perform maintenance and problem resolution activities	X
3.1.7 Documentation
The following are required document types that are specific to this Schedule.
a.	Network system specifications and topologies (for example, router configurations, firewall policies, routing diagrams/IP addressing tables, hardware/software listings, etc.)

b.	Detailed circuit location information (e.g. circuit ID including LEC access ID, location, speed)

c.	Detailed documentation showing all firewall policy, group, object, etc. information

d.	“As-built” documentation for all Network devices (including firewalls) that are deployed in development, test, QA, production or other technical environments
The following table identifies the roles and responsibilities associated with documentation activities that are specific to this Schedule.
Table 7. Documentation Roles and Responsibilities

Documentation Roles and Responsibilities	ACS	Symetra
1. Recommend documentation requirements	X
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2D — Data Network Services SOW

Documentation Roles and Responsibilities	ACS	Symetra
2. Approve recommend documentation requirements		X
3. Provide documentation as required by Symetra	X
3.1.8 Network Security Services
3.1.8.1 Firewall Management
ACS shall provide firewall management Services including firewall engineering and management and access control list engineering and management in compliance with Symetra’s policies and standards. The following table identifies roles and responsibilities associated with the firewall management Services.
Table 8. Firewall Services Roles and Responsibilities

Security Firewall Services Roles and Responsibilities	ACS	Symetra
1. Recommend best practice firewall policies	X
2. Develop Symetra specific firewall polices		X
3. Approve firewall polices		X
4. Provide Services in conformance to firewall policies	X
5. Perform firewall engineering and firewall security design	X
6. Assess firewall security and propose alternative security designs	X
7. Review and approve firewall security designs		X
8. Maintain Access Control Lists (ACL) in accordance with Policies	X
9. Review and approve firewall ACL policies		X
10. Develop recommendations for improved security	X
11. Review and approve recommendations for improved security		X
3.1.8.2 Security Intrusion Detection Services
ACS shall provide both NIDS (Network-based Intrusion Detection Service) and HIDS (Host-based Intrusion Detection Service). The following table identifies the roles and responsibilities associated with the Intrusion Detection Services.
Table 9. Security Intrusion Detection Services Roles and Responsibilities

Security Intrusion Detection Services Roles and Responsibilities	ACS	Symetra
1. Develop policies and standards for intrusion detection	X
2. Approve policies and standards for intrusion detection		X
3. Provide Intrusion Detection Services and reporting	X
4. Allow for independent Intrusion Detection Services	X
5. Develop recommendations for improved security	X
6. Review and approve recommendations for improved security		X
7. Implement approved recommendations	X
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2D — Data Network Services SOW
3.1.8.3 Security Vulnerability & Penetration Services
ACS shall test the susceptibility of Symetra’s Network hosts to a specific attack or suite of attacks targeting all Symetra Internet address space as well as all Symetra Intranet address space using automated and custom methods. The following table identifies the roles and responsibilities associated with the security penetration Services.
Table 10. Security Penetration Services Roles and Responsibilities

Security Penetration Services Roles and Responsibilities	ACS	Symetra
1. Develop policies for security vulnerability & penetration testing	X
2. Approve policies for security vulnerability & penetration testing		X
3. Conduct security vulnerability scans & penetration testing	X
4. Allow for independent vulnerability & penetration Services	X
5. Provide reporting on testing results	X
6. Develop recommendations for improved security	X
7. Review and approve recommendations for improved security		X
8. Implement approved recommendations	X
3.1.8.4 Security Incident & Audit Management Services
The following table identifies the roles and responsibilities associated with security incident management Services.
Table 11. Security Incident & Audit Management Roles and Responsibilities

Incident Management Services Roles and Responsibilities	ACS	Symetra
1. Provide initial review (level 1) of security incidents and the determination if escalation to Symetra Information Security (level 2, 3 support) is warranted	X
2. Identify and removal from the network of any PC virus/worm infected system	X
3. Identify and provide countermeasures for virus / worm attacks	X
4. Establish security audit policies		X
5. Provide technical expertise for security audits	X
6. Collect and review all incidents reported by all other security Services (e.g. NIDS, HIDS, penetration testing, firewall).	X
7. Maintain log files in accordance with Symetra policies and Service levels	X
8. Provide security reporting	X
3.2 Exclusions
The following items are specifically excluded from this statement of work:
     a. None
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2D — Data Network Services SOW
4.0 Service Management
4.1 Objectives
A key objective of the Agreement is to attain the SLRs. SLAs and Project-specific SLAs are specified with Fee Reductions where business is impacted through failure to meet significant mission critical systems or services, or project milestones or objectives warrants a reduction in Fees paid when Service performance requirements are not met. SLRs are detailed in the following sections of this Schedule and SLAs are detailed in Schedule 5 — Fee Reductions.
ACS shall provide written reports to Symetra regarding ACS’s compliance with the SLRs specified in this SOW Schedule.
4.2 Definitions
The following defined terms shall apply to this SOW and the following SLRs:
Availability –The percentage of scheduled time the Service is fully operational. Availability represents a measure of the fraction of time during a defined period when the Service provided is deemed to be as good or better than the defined requirement.
Availability = 100% - Unavailability (%)
Where Unavailability is defined as:
S outage duration x 100
(Schedule Time – planned outage)
IMAC – Installations, Moves, Adds, Changes — General term for the routine work performed on equipment and services including installations, relocations and upgrades.
Network Transit Delay – Round trip transit delay from ingress and egress ports on premise devises.
Maximum Outage Per Link—The greatest allowable time that a network Service is unavailable.
Network—The network is comprised of the Local Area Network, Wide Area Network and VPN.
4.3 Service Level Requirements (SLRs)
ACS shall meet the following SLRs commencing on the Handover Date (unless another date is expressly set forth in a particular SLR) that is applicable to Network Services. SLRs associated with Fee Reductions are detailed in Schedule 5 — Fee Reductions. All times referenced are in Pacific Standard Time.
Table 12. Network Availability SLRs

Definition	Network Availability is defined as the time during which the network is fully functioning as specified below and normal business operations can be carried out with no data loss, downtime, or performance degradation on primary path.

Performance criteria for the wide area network and virtual private network are to be measured on an end-to-end basis. End-to-end shall mean site-to-site or from a premises access device (e.g. router) across the local, regional, and core networks to another access device.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2D — Data Network Services SOW

Pre-scheduled downtime requirements	All pre-scheduled maintenance shall be performed between the period beginning Sunday 0830 to 2030

Network Availability SLRs
Service Type	Service Measure	Performance Target	SLR
End-to End Availability - Critical Locations (Symetra headquarters and ACS data center) (Fee Reduction is triggered after 180 minutes of aggregate downtime achieved within a Contract Year; SLA measurement begins immediately following completion of the network)
	Availability	Sun-Sat, 0000-2400	[***]%
Remote office Availability	Availability	Sun-Sat, 0000-2400	[***]%
Tele-workers Availability	Availability	Sun-Sat, 0000-2400	[***]%
Internet access Availability	Availability	Sun-Sat, 0000-2400	[***]%
LAN locations	Availability	Sun-Sat, 0000-2400	[***]%

	Formula	Availability(%) = 100% - Unavailability (%) Where Unavailability is defined as: (S Outage Duration x 100%) ÷ (Schedule Time – Planned Outage)
	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows
	Measurement Tool	To be agreed by the Parties
Table 13. Network Performance SLRs

Definition	Network performance includes the ability of the network components to deliver data timely and accurately.

All performance criteria are to be measured on a per circuit and component basis– criteria is not to be aggregated and averaged for all circuits and network components. Maximum packet size is 128 bytes.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2D — Data Network Services SOW

Network Performance SLRs
Performance Type
Per Circuit	Service Measure	Performance Target	SLR
Frame Delivery Ratio (SLA/SLR measurement and performance Target adjustment period of 60 calendar days after the applicable Handover Date)	Successful frame transmission of frame relay frame between any remote site and NWSC; measured daily, reported monthly (subject to ability of carrier to report these statistics.	99.9%	[***]% (data loss ≤ [***]%)

	Formula – Transit Delay	NTD = t2 – t1
Where:
t1 is the time when a packet leaves the ingress premise, and
t2 is the times when the packet arrives at the egress premise
	Formula – Frame Delivery	Packet Delivery Ratio = 1 minus PDR Where: “PDR” = Packets delivered/ packets sent.

	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows
	Measurement Tool	To be agreed by the Parties
Table 14. Network Administration Services SLRs

Definition	Routers and circuits to be managed proactively using either product-specific or proprietary Network monitoring and management tools. Measurement for these network components is 24x7x365 requirement. Pre-scheduled maintenance shall be preformed according to the published maintenance window schedule, with the ability to reschedule based on Network Availability requirements from the various Symetra groups or clients.

Network Administration Services SLRs
Administration Task	Service Measure	Performance Target	SLR
Network Service capacity reallocation or change per change management process	Proactive monitoring and preemptive intervention to advise Symetra of need to increase capacity.	15 day sustained avg. daily utilization reaches 60% of installed capacity	[***]%
IMAC– Implement service packs and updates to “dot” releases per change management process	Overall schedule	Mon–Sat, 0700–1800	<[***] hours or per Symetra agreed schedule [***]%
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2D — Data Network Services SOW

Network Administration Services SLRs
Administration Task	Service Measure	Performance Target	SLR
IMAC—Implement version or major release updates	Overall schedule	Mon–Sat, 0700–1800	<[***] hours or per Symetra agreed schedule [***]%
IMAC—service addition or change as scheduled per change management process	Elapsed time	Increases of installed capacity within 2 months Decreases of installed capacity within 6 months	[***]%
Adding/deleting VPN user accounts	Response time	Mon–Fri, 0700–2000 within 30 minutes of notification	[***]%
Firewall Management Implementation of firewall changes related to changing, adding/deleting firewall rules.	Response time	Emergencies: ≤ 2 hours Standard Requests: within normal change control parameters after submission by Symetra	[***]%
	Formula	Transactions completed within performance Target / total transactions
	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows
	Measurement Tool	To be agreed by the Parties
Table 15. Security Intrusion Detection SLRs

Definition	Network traffic to/from designated systems is monitored for current attack signatures and is retained for 3 days. Measurement for this Service is 7x24x365 requirement. Pre-scheduled maintenance shall be preformed between the period beginning Sunday 0100 to 0700.

Security Intrusion Detection SLRs
Management Task	Service Measure	Performance Target	SLR
NIDS – review all positive priority 1 and priority 2 alerts and notify Symetra by E-mail (Per prioritized alert schedule to be agreed between ACS and Symetra	Elapsed time from receipt of notification (SLA/SLR measurement and performance target adjustment period of 120 days after production deployment date)	<15 minutes	[***]	%
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2D — Data Network Services SOW

Security Intrusion Detection SLRs
Management Task	Service Measure	Performance Target	SLR
	Formula	Performance = Transactions completed per management task within performance Target / total transactions per management task occurring during the Measurement Interval
	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows
	Measurement Tool	Mutually agreed intrusion detection testing tools
Table 16. Security Penetration Services SLRs

Definition	Entire Networks are tested to determine the susceptibility of their hosts to current attacks. Measurement for this Service is Mon-Fri, during business hours, for Intranet testing. Whereas Internet penetration testing occurs outside of business hours [1700 – 0700] and where appropriate, running continuously over the weekend. Pre-scheduled maintenance shall be preformed during periods of Service inactivity.

Security Vulnerability & Penetration Services SLRs
Management Task	Service Measure	Performance Target	SLR
Penetration testing – response to positive penetration test results that match defined penetration profile (SLA/SLR will take effect ninety (90) calendar days following the final Handover Date for all Services)
	Defined penetration profile.	Five (5) Business Days	[***]%
	Formula	Response time required to address positive penetration testing results based on established penetration profiles
	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows
	Measurement Tool	Mutually agreed penetration testing tools
4.4 Reports
Without limiting the terms of Section 2.11.1 of the Agreement, ACS will provide written reports to Symetra regarding ACS’ compliance with the SLRs and other Network activity reports specified in this Date Network Services SOW:
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2D — Data Network Services SOW
5.0 Referenced SOW Appendices and SOW Schedules
5.1 Referenced Data Network Services SOW Appendices
Not applicable.
5.2 Referenced ITSA Schedules

ITSA Schedule	Description
Schedule 2A	Cross Functional Services SOW
Schedule 3	Fees
Schedule 5	Fee Reductions
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2E—Voice Communications Services SOW
Schedule 2E
Voice Communications Services SOW
for
Symetra Life Insurance Company (Symetra)

October 28, 2004

Confidential Information
Page i

Symetra Life Insurance Company (Symetra)
Schedule 2E—Voice Communications Services SOW

1.0 Voice Communications Overview and Service Objectives	3
1.1 Voice Communications Services Overview	3
1.2 Service Objectives	3
2.0 Service Environment	4
2.1 Scope of the Infrastructure to be Supported	4
2.2 Work-In-Progress	4
2.3 Future initiatives	5
2.4 Voice Communications Baseline Information	5
3.0 Voice Communications Services Requirements	6
3.1 Service Descriptions and Roles & Responsibilities	6
3.2 Exclusions	10
4.0 Service Management	10
4.1 Objectives	10
4.2 Definitions	10
4.3 Service Level Requirements (SLRs)	11
4.4 Reports	12
5.0 Referenced SOW Appendices and SOW Schedules	12
5.1 Referenced Voice Communications SOW Appendices	12
5.2 Referenced ITSA Schedules	12
List of Tables

Table 1. Voice Communications Inbound and Outbound Baseline Projections	5
Table 2. General Roles and Responsibilities	6
Table 3. Desk Phone Service Roles and Responsibilities	7
Table 4. Voice Network Services Roles and Responsibilities	7
Table 5. Unified Messaging Roles and Responsibilities	8

Confidential Information
Page i

Symetra Life Insurance Company (Symetra)
Schedule 2E—Voice Communications Services SOW

Table 6. Directory Services Roles and Responsibilities	8
Table 7. Conferencing Services Roles and Responsibilities	9
Table 8. Contact Center Service Roles and Responsibilities	9
Table 9. Operations and Administration Roles and Responsibilities	9
Table 10. Voice Communications Service Availability SLRs	11
Table 11. Service Responsiveness SLRs	11

Confidential Information
Page ii

Symetra Life Insurance Company (Symetra)
Schedule 2E—Voice Communications Services SOW
1.0 Voice Communications Overview and Service Objectives
1.1 Voice Communications Services Overview
Voice communications Services are the services and activities, as detailed in this Voice Communications Services SOW, required to provide and support Symetra with a number of voice communication Services. ACS is responsible for full provision, operation and management of current and emerging voice communications including, but not limited to, the following Services:
■	Desk phone

■	Local service (dial tone)

■	Wireless services (e.g. cell phone, Blackberry service connectivity)

■	Long distance

■	Unified messaging

■	Calling cards

■	Inbound toll-free service

■	Caller recording and indexing

■	Audio and web conferencing

■	Contact center services, including:
–	Interactive voice response (IVR)

–	Automated call distribution (ACD)

–	Interpretive voice services
As depicted in Figure 1 below, in addition to the Services described in this Voice Communications Services SOW, ACS is responsible for providing the Services described in Schedule 2A – Cross Functional Services SOW. Figure 1 depicts the relationship between the Cross Functional Services SOW, and all SOWs within the scope of the Agreement as of the Effective Date.
Cross Functional SOW

Data	Distributed	Data		Help	Output	Content
Center	Computing	Network	Voice	Desk	Processing	Management
Services	Services	Services	Communications	Services	Services	Services
SOW	SOW	SOW	Services SOW	SOW	SOW	SOW
Figure 1: Service Towers with Cross Functional View
1.2 Service Objectives
The following are the key high-level Service objectives Symetra expects to achieve through outsourced voice communications Services and this Voice Communications Services SOW:

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2E—Voice Communications Services SOW
■	Meet Symetra business needs for highly available, scalable, reliable, and secure voice communications Services

■	Acquire services with availability guarantees backed by SLAs

■	Acquire voice services with features and functions that meet user needs and meet Symetra business requirements

■	Acquire services that can leverage operational scale and best practices to achieve optimum commercial price performance
2.0 Service Environment
2.1 Scope of the Infrastructure to be Supported
The following sub-sections specify the Appendices and other relevant materials containing details of Symetra’s voice communications environment. These service environment Appendices are to be maintained by ACS and made available to Symetra on a quarterly basis. (Currently, Symetra Corporate provides Symetra voice communications services as a shared service.)
2.1.1 Hardware and Software
Intentionally Left Blank.
2.1.2 Service Locations
a.	ACS will provide voice communications Services to Symetra’s corporate headquarters, remote offices and to Symetra home-based workers. A description of the Symetra service locations for which ACS will provide voice communications Services is provided in Attachment B of the Agreement.
2.1.3 Personnel
a.	ACS will be responsible for providing skilled and appropriately certified voice communications-related staffing as required to perform the Services required hereunder in accordance with the SLRs set forth in this Voice Communication Services SOW. (Currently, Symetra Corporate provides Symetra voice communications-services related staffing as a shared service.)
2.1.4 Policies, Procedures and Standards
Intentionally Left Blank.
2.1.5 Voice Communications Systems Features and Functions
Intentionally Left Blank.
2.1.6 Agreements and Licenses
Intentionally Left Blank.
2.2 Work-In-Progress

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2E—Voice Communications Services SOW
Intentionally Left Blank.
2.3 Future initiatives
Intentionally Left Blank.
2.4 Voice Communications Baseline Information
Symetra’s current voice communications utilization and projected inbound and outbound usage is presented below. These business requirements represent Symetra’s most realistic projection of its voice communications Services requirements as of the Effective Date based on a combination of past trends and current anticipated overall business direction over the Term of the Agreement.
These metrics, along with other data which may be pertinent for sizing the solution, are reflected in Schedule 3 - Fees.
Table 1. Voice Communications Inbound and Outbound Baseline Projections

System	2005	2006	2007	2008	2009	Comments
Headquarters Users	948	971	994	1018	1042
Headquarters VIP Users	59	59	59	59	59
Remote Offices	8	8	8	8	8
Remote Office Users	103	103	103	103	103
Tele-workers	138	138	138	138	138
Outbound IntraState
Dedicated (monthly minutes)	15,000	17,250	19,837	22,813	16,235
Switched (monthly minutes)	10,000	11,500	13,225	15,208	17,490
Outbound Interstate
Dedicated (monthly minutes)	168,000	193,200	222,180	255,507	293,833
Switched (monthly minutes)	30,000	34,500	39,675	45,626	52,470
Calling Cards (units/monthly minutes)	214	246	283	325	374
Inbound Toll Free
Dedicated Termination	525,000	603,750	694,312	798,459	918,228
Switched Termination	Unknown
Large PBX (300+ Users)	1	1	1	1	1

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2E—Voice Communications Services SOW

System	2005	2006	2007	2008	2009	Comments
Small PBX System	8	8	8	8	8
Handsets	1200	1200	1200	1200	1200
Cell Phones (units/total monthly minutes)	143/600,000	146/690,000	150/793,500	154/912,525	157/1,049,403
Pagers (units)	60	61	62	64	65
Blackberry Users	40	41	42	43	44
Teleconferencing (users/total monthly minutes)	100/ 18000	115/ 20,700	132/23,805	152/27,375	174/31,482
3.0 Voice Communications Services Requirements
3.1 Service Descriptions and Roles & Responsibilities
In addition to the services, activities, and roles and responsibilities described in Schedule 2A - Cross Functional Services SOW, ACS is responsible for the following voice communications services, activities and roles and responsibilities.
3.1.1 General Responsibilities
The following table identifies the general roles and responsibilities associated with this Voice Communications Services SOW. An “X” is placed in the column under the Party that will be responsible for performing the task. ACS responsibilities are indicated in the column labeled “ACS.”
Table 2. General Roles and Responsibilities

General Roles and Responsibilities	ACS	Symetra
1. Provide voice communications strategies and requirements		X
2. Provide voice communications design and engineering to meet Symetra strategies and requirements	X
3. Approve voice communications design and engineering		X
4. Provide, operate and manage current and emerging voice telecommunications services required to meet Symetra’s business and operational requirements as they evolve	X
5. Procure, install, maintain, and provide problem resolution for all voice communications services	X
6. Provide connectivity through methods such as traditional wired, wireless and emerging methodologies	X
7. Fraud prevention, detection and reporting	X
8. Procure and own all voice services related hardware, software, and peripherals	X

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2E—Voice Communications Services SOW
3.1.2 Desk Phone Service
ACS shall provide desk phones and Services necessary to provide telephone services to employees throughout Symetra facilities. Services include providing planning and assessment, implementation, training and ongoing monitoring and management of the telephone services.
The telephone and auxiliary equipment includes feature rich single-line telephones, multi-line telephones, consoles, and auxiliary equipment, which also include headsets, speakerphones, and add-on modules. Desk phone Service allows authorized callers to receive incoming calls and to make intra-campus, inter-campus, outside local, outside long distance, and international calls (limited stations). The following table identifies the roles and responsibilities associated with desk phone Service.
Table 3. Desk Phone Service Roles and Responsibilities

Desk Phone Service Roles and Responsibilities	ACS	Symetra
1. Provide desk phone requirements (e.g. number of sets, functions and features)		X
2. Provide desk phone design and engineering to meet Symetra requirements	X
3. Approve desk phone design and engineering		X
4. Provide end-to-end internal and external phone connectivity including hardware and/or peripherals	X
5. Provide emergency 911 services to desk phone	X
6. Provide adaptive voice telecommunications services and equipment as required by laws affecting the support of the disabled	X
7. Manage and maintain private dial plan	X
3.1.3 Voice Network Services
ACS shall provide voice network Services, including local service and long distance service, to Symetra phone users with local, intrastate, interstate, and international calling from Symetra’s facilities. Long distance calls are those that terminate at locations outside the caller’s local calling area to locations in the United States (domestic) and to foreign countries (international). long distance services include the planning and assessment, implementation, and ongoing management necessary to deploy long distance Services enterprise wide. The following table identifies the roles and responsibilities associated with long distance Service.
Table 4. Voice Network Services Roles and Responsibilities

Long Distance Services Roles and Responsibilities	ACS	Symetra
1. Provide voice network Services strategies and requirements		X
2. Provide voice network Services design and engineering to meet Symetra strategies and requirements	X
3. Approve voice network Services design and engineering		X
4. Provide local and long distance network Services	X
5. Provide long distance telephone calling cards and management	X
6. Provide local and long distance usage monitoring and reporting	X
7. Provision local and long distance Services	X

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2E—Voice Communications Services SOW
3.1.4 Unified Messaging
ACS shall provide unified messaging (e.g., integrated voice mail, email, fax) services to allow the efficient exchange of messages between two or more people enterprise wide. The following table identifies the roles and responsibilities associated with unified messaging Service.
Table 5. Unified Messaging Roles and Responsibilities

Unified Messaging Roles and Responsibilities	ACS	Symetra
1. Provide unified messaging Services strategies and requirements		X
2. Provide unified messaging Services design and engineering to meet Symetra strategies and requirements	X
3. Approve unified messaging Services design and engineering		X
4. Provide unified messaging Services	X
5. Provide unified messaging usage monitoring and reporting	X
6. Provide unified messaging storage capacity management	X
7. Provide unified messaging retention management per Symetra requirements and external regulations	X
8. Provision unified messaging Services	X
9. Conduct mailbox moves, adds and changes	X

10. Maintain mailbox configurations by user	X

11. Provide new hire training material	X
3.1.5 Directory Service
ACS shall provide directory Services (e.g. Outlook) that provide Symetra telephone users with vital communication information and tools including external directories such as white pages and yellow pages. Outlook features shall include a repository of directory information for internal as well as Symetra external contacts. Directory Services also include managing white page and yellow page listing services to meet Symetra requirements. The following table identifies the roles and responsibilities associated with directory Services activities.
Table 6. Directory Services Roles and Responsibilities

Directory Services Roles and Responsibilities	ACS	Symetra
1. Provide directory Services strategies and requirements		X
2. Provide recommendations to meet Symetra strategies and requirements	X
3. Approve directory Services recommendations		X
4. Provide a secure and searchable online directory service with real time updates	X
5. Provide white pages and yellow page directories annually	X
6. Provide white page and yellow page listing requirements		X
7. Manage white page and yellow page listing services to meet Symetra requirements	X
8. Approve white page and yellow page listing services		X

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2E—Voice Communications Services SOW
3.1.6 Conferencing Services
ACS shall provide conferencing Services (e.g. audio, web) that provide Symetra users with conference capabilities. Services include the planning and assessment, implementation, training, and ongoing management necessary to implement conferencing Services. An array of features will be supported with the delivered services. The following table identifies the roles and responsibilities associated conferencing Services.
Table 7. Conferencing Services Roles and Responsibilities

Conferencing Services Roles and Responsibilities	ACS	Symetra
1. Develop conferencing Services strategies and requirements		X
2. Design conferencing Services to meet Symetra strategies and requirements	X
3. Approve conferencing Services		X
4. Provide conferencing Services	X
5. Provide support for the setup of conferencing sessions	X
3.1.7 Contact Center Service
ACS shall provide contact center Services that provides toll-free call processing and call flow with integrated ACD, IVR, CMS, and future CTI support and CRM integration. Services include planning and assessment, implementation, and ongoing management necessary to deploy contact center Services enterprise wide. The following table identifies roles and responsibilities associated with contact center Services activities.
Table 8. Contact Center Service Roles and Responsibilities

Contact Center Services Roles and Responsibilities	ACS	Symetra
1. Provide contact center Services strategies and requirements		X
2. Recommend contact center Services to meet Symetra strategies and requirements	X
3. Approve contact center Services		X
4. Provision and or configure contact center Services	X
3.1.8 Operations, Administration and Management
ACS shall operate, administer, maintain and manage all voice communications Services. The following identifies roles and responsibilities associated with operations, administration and management Services that are specific to this Voice Communications Services SOW.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2E—Voice Communications Services SOW
Table 9. Operations and Administration Roles and Responsibilities

Operations and Administration Roles and Responsibilities	ACS	Symetra
1. Provide Symetra with a detailed explanation of outages that identify the regional impact, source of outage, and preventative measures being taken to prevent future similar outages	X
2. Manage End User accounts (e.g. account set up, password resets, account deletions and terminations) and provide administrative support (online directory services to maintain and update the directory in accordance with the SLRs) for all Services contained in this Voice Communications Services SOW according to Symetra information security policies
X
3. Provide proactive and reactive voice Services fraud and security management and reporting	X
4. Provide physical and logical IMACs	X
3.2 Exclusions
The following items are specifically excluded from this Voice Communications Services SOW:
a.	Support for legacy voice recording system

b.	Replacement of Symetra owned PBXs and peripherals at eight (8) remote locations currently not shared with Symetra Corporate offices (see Appendix E.5 – Symetra Services Locations)

c.	Desktop hardware IMACS at Symetra headquarters
4.0 Service Management
4.1 Objectives
A key objective of the Agreement is to attain SLRs. SLAs and project-specific SLAs have Fee Reductions associated with them where business is impacted through failure to meet significant mission critical systems or services, or project milestones or objectives warrants a reduction in Fees paid when Service performance requirements are not met. SLRs are detailed in the following sections of this Voice Communications Services SOW, and SLAs are detailed in Schedule 5 - Fee Reductions.
ACS shall provide written reports to Symetra regarding ACS’ compliance with the SLRs specified in this SOW.
4.2 Definitions
The following defined terms shall apply to this Voice Communications Services SOW and the following SLRs:
Access Line—The connection between a customer premises network interface and the local exchange carrier (LEC) that provides access to the PSTN.
LATA—Local access and transport area is a term that refers to a geographic region assigned to one or more telephone companies for providing communication services. A connection between two telephone companies within the same region is referred to as intraLATA. A connection between two local exchange carriers in different regions is called interLATA, which is the same as long-distance service.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2E—Voice Communications Services SOW
Public Switched Telephone Network (PSTN)—The network of equipment, lines, and controls assembled to establish communication paths between calling and called parties in North America.
4.3 Service Level Requirements (SLRs)
ACS shall meet the following SLRs commencing on the Handover Date (unless another date is expressly set forth in a particular SLR) that is applicable to Voice Communications Services. ACS must consistently meet or exceed the following SLRs. All times referenced are in Pacific Standard Time.
Table 10. Voice Communications Service Availability SLRs

Definition	Availability of the voice communications network, including all circuits and all associated hardware (includes blocked calls).
Voice Communications Availability SLRs

Service Type	Service Measure	Performance Target	SLR
Overall Voice Transport and System Availability	Availability per location	Sun-Sat, 0000-2400	[***]%
Local Service	Availability per location	Sun-Sat, 0000-2400	[***]%
	Formula	Availability(%) = 100% — unavailability (%) Where unavailability is defined as: (S outage duration x 100%) ÷ (scheduled time – planned outage)
	Measurement Interval	Unless otherwise noted above, capture daily, measure monthly, report monthly within approved operational windows
	Measurement Tool	To be agreed by the Parties
Table 11. Service Responsiveness SLRs

Definition	The ability of ACS to respond to, process, and fulfill client-requested changes and reconfiguration of various types of voice services.
Service Responsiveness SLRs

Service Type	Service Measure	Performance Target	SLR
Technology solution design	Elapsed time	≤ 2 weeks of request	[***]%
Install voice access line	Elapsed time	≤ 45 Business Days of request	[***]%
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2E—Voice Communications Services SOW

Service Type	Service Measure	Performance Target	SLR
System hardware capacity changes (Symetra headquarters only)	Elapsed time	≤ 4 hours of request received within Business Day hours	[***]%
User Account Changes	Elapsed time	≤ 4 hours of request received within Business Day hours	[***]%
Remote Location IMACs	Elapsed time	≤ 1 week of request	[***]%
Headquarters PBX management	Elapsed time	≤ 2 Business Days of request received within Business Day hours	[***]%

	Formula	Number of requests successfully completed per Service type within performance target/total number of requests per Service type occurring during the Measurement Interval
	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows
	Measurement Tool	To be agreed by the Parties
4.4 Reports
Without limiting the terms of Section 2.11.1 of the Agreement, ACS shall provide written reports to Symetra regarding ACS’ compliance with the SLRs and other voice communications management reports specified in this Voice Communications Services SOW.
5.0 Referenced SOW Appendices and SOW Schedules
5.1 Referenced Voice Communications SOW Appendices
Not applicable.
5.2 Referenced ITSA Schedules

ITSA Schedule	Description
Schedule 2A	Cross Functional Services SOW
Schedule 3	Fees
Schedule 5	Fee Reductions
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW
Schedule 2F
Help Desk Services SOW
for
Symetra Life Insurance Company (Symetra)
October 28, 2004
Confidential Information
Page i

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW

1.0 Help Desk Services Overview and Objectives	3

1.1 Services Overview	3

1.2 Service Objectives	3

2.0 Service Environment	4

2.1 Scope of the Infrastructure to be Supported	4

2.2 Initiatives In Progress	5

2.3 Future initiatives	5

2.4 Help Desk Baseline Information	5

3.0 Help Desk Support Services Requirements	6

3.1 Service Descriptions and Roles & Responsibilities	6

3.2 Exclusions	13

4.0 Service Management	13

4.1 Purpose	13

4.2 Definitions	13

4.3 Service Level Requirements (SLRs)	17

4.4 Reports	20

5.0 Referenced SOW Appendices and SOW Schedules	20

5.1 Referenced Help Desk SOW Appendices	20

5.2 Referenced ITSA Schedules	20
List of Tables

Table 1.	Help Desk Baseline Projections	5
Table 2.	General Roles and Responsibilities	7
Table 3.	SPOC Call Roles and Responsibilities	7
Table 4.	Help Desk Operations and Administration Roles and Responsibilities	7
Table 5.	Service Request and Trouble Ticket Management Roles and Responsibilities	9
Confidential Information
Page i

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW

Table 6.	Remote Desktop Management Roles and Responsibilities	10
Table 7.	End-User Administration Services Roles and Responsibilities	10
Table 8.	Installs, Moves, Adds and Change Management Roles and Responsibilities	11
Table 9.	Self Help Roles and Responsibilities	11
Table 10.	Exceptions Requests	12
Table 11.	Planning and Analysis Roles and Responsibilities	12
Table 12.	Reporting Roles and Responsibilities	12
Table 13.	Priority Levels	16
Table 14.	Intentionally Left Blank	17
Table 15.	Response Time SLR	17
Table 16.	Incident Resolution SLR	17
Table 17.	Account Administration SLR	18
Table 18.	Customer Satisfaction SLR	19
Confidential Information
Page ii

1.0 Help Desk Services Overview and Objectives
1.1 Services Overview
Help Desk Services are the services and activities, as detailed in the following Help Desk Services SOW, required to coordinate and respond to problems and Service Requests made by Symetra Information Technology Service Tower End-Users and technical staff located in North America. The ACS Help Desk is responsible for providing a toll-free number for access to Help Desk Single-Point-of-Contact (“SPOC”) and for providing end-to-end ownership (e.g. logging, tracking, resolution and reporting) of Trouble Tickets and Service Requests. Trouble Tickets and Services Requests can be resolved by Help Desk staff or may need to be referred/escalated to more specialized entities for resolution such as Symetra staff, a vendor or other designated Third Parties. As part of the Help Desk Services, ACS will coordinate the Root Cause Analysis process.
As depicted in Figure 1 below, in addition to the Service described in this Help Desk SOW, ACS is responsible for providing the Services described in Schedule 2A — Cross Functional Services SOW. Figure 1 depicts the relationship between the Cross Functional Services SOW, and all SOWs within the scope of the Agreement.
Cross Functional Services SOW

Data Center Services SOW	Distributed Computing Services SOW	Data Network Services SOW	Voice Comm. Services SOW	Help Desk Services SOW	Output Processing Services SOW	Content Management Services SOW
Figure 1: Service Towers with Cross Functional View
1.2 Service Objectives
The following are the key high-level service objectives Symetra expects to achieve through outsourced Help Desk Services and this Help Desk Services SOW.
■	Improve IT customer service and problem resolution speed through expanded service hours, self service abilities, and skilled Help Desk staff in the areas of industry standard IT products

■	Improve Symetra efficiency and effectiveness by adopting ACS leveraged knowledge databases and best practices in the areas of customer reporting, logging, tracking, resolving of IT problems and Service Requests

■	Improve efficiency and effectiveness by early identification and addressing of root causes of technical problems including working with specialized entities for resolution such as Symetra staff, a vendor or other designated Third Parties, before they become trends

■	Have the ability to acquire skilled Help Desk support for new technologies early in their life cycle while maintaining support for older technologies

■	Achieve the SLRs specified in Section 4 of this SOW.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW
2.0 Service Environment
2.1 Scope of the Infrastructure to be Supported
The types of calls to be handled by ACS Help Desk include:
■ Infrastructure

■ Systems software (i.e. operating systems, utilities)

■ Packaged office productivity software

■ Password resets

■ Symetra applications (tracking and escalating to Symetra only)
ACS will provide Help Desk Services specified in this Schedule for the following Symetra IT Service Towers:
■ Enterprise Operation Center Services SOW as defined in Schedule 2B

■ Distributed Computing Services SOW as defined in Schedule 2C

■ Data Network Management Services SOW as defined in Schedule 2D

■ Voice Communications Services SOW as defined in Schedule 2E
The following sub-sections specify the appendices and other relevant materials containing details of the Help Desk Services environment to be supported/complied with. Service environment appendices are to be maintained and reviewed with Symetra by ACS and made available to Symetra on a quarterly basis.
2.1.1 Hardware and Software
a.	A list of Symetra Help Desk supported software and hardware is provided in Appendix F.1 — Help Desk Supported Software and in Appendix F.2 — Help Desk Supported Hardware.
2.1.2 Help Desk Software, Tools and Knowledge Databases
Intentionally Left Blank.
2.1.3 Service Locations
a.	A description of the Symetra service locations for which ACS will provide Help Desk Services is provided in Attachment B of the Agreement.
2.1.4 Personnel
a.	ACS will be responsible for staffing skilled and appropriately certified Help Desk staff required to perform the Services required hereunder in accordance with the SLRs set forth in this SOW. Currently, Safeco Corporate provides Symetra Help Desk Services as a shared service.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW
2.1.5 Policies and Procedures
Intentionally Left Blank.
2.2 Initiatives In Progress
Intentionally Left Blank.
2.3 Future initiatives
Intentionally Left Blank.
2.4 Help Desk Baseline Information
Symetra’s current Help Desk utilization and projected usage is presented below. These business requirements represent Symetra’s most realistic projection of the Service requirements for as of the Effective Date based on a combination of past trends and current anticipated overall business direction over the Term of the Agreement.
These metrics, along with other data which may be pertinent for sizing the solution, are reflected in Schedule 3 -Fees.
Table 1. Help Desk Baseline Projections

	5/2003
	to
System/Metric	4/2004	2005	2006	2007	2008	2009	Comments
Total Number of Calls	11404	11671	11958	12245	12539	12542

Help Desk Calls per user/per mo. (average)	0.76	0.77	0.78	0.79	0.79	0.78

Headquarters Users	929	948	971	994	1018	1042	13% growth over 5 yrs/2.4% per yr

Headquarters VIP Users	59	59	59	59	59	59

Remote Offices	26	8	8	8	8	8

Remote Office Users	208	103	103	103	103	103

Tele-workers	52	138	138	138	138	138

Level 1 Support:
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW

	5/2003
	to
System/Metric	4/2004	2005	2006	2007	2008	2009	Comments
Break/Fix	223	228	233	239	245	251

Applications (all)	2451	2510	2570	2632	2695	2760

IP / Data Networking	219	224	229	234	240	246

Voice / Telco Services	17	17	18	18	19	19

End-User Access/Resets	3275	3354	3434	3516	3600	3686

Network-attached Printing	0	0	0	0	0	0

Local-attached Printers / Peripherals	136	139	142	145	148	152

Moves, Adds, Changes	9	9	9	9	10	10

Security Related	179	183	187	191	196	201

Other / No Subject/Misc.	47	48	49	50	51	52

Level 2 Support

Break/Fix	782	801	820	840	860	881

Applications (all)	2319	2375	2432	2490	2550	2611

IP / Data Networking	200	205	210	215	220	225

Voice / Telco Services	81	83	85	87	89	91

End-User Access/Resets	92	94	96	98	100	102

Network-attached Printing	6	6	6	6	7	7

Local-attached Printers / Peripherals	503	515	527	540	553	566

Moves, Adds, Changes	314	322	330	338	346	354

Security Related	353	361	368	377	386	395

Other / No Subject/Misc.	103	105	108	111	114	117

Level 3 Support	95	97	99	101	103	105
3.0 Help Desk Support Services Requirements
3.1 Service Descriptions and Roles & Responsibilities
In addition to the Services, activities, and roles and responsibilities described in Schedule 2A — Cross Functional Services SOW, ACS is responsible for the following Help Desk support Services, activities and roles and responsibilities.
3.1.1 General Responsibilities
The following table identifies the general roles and responsibilities associated with Help Desk support Services. An “X” is placed in the column under the party that will be responsible for performing the task. ACS responsibilities are indicated in the column labeled “ACS.”
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW
Table 2. General Roles and Responsibilities

General Roles and Responsibilities		ACS	Symetra
1.	Set up the Help Desk, including implementation of systems necessary to document, track and manage End-User request for Services, inquiries and problem notifications	X

2.	Provide a SPOC for and coordinate all requests for Service in the service areas supported under the terms of the Agreement	X

3.	Provide expert assistance level 1, 2 and 3 to inquiries on the features, functions and usage of all Commercial-Off-The-Shelf (“COTS”) systems in use at Symetra	X

4.	Provide level 1 assistance to inquiries on the features, functions and usage of Symetra custom applications / software based on information obtained from Symetra knowledge transfer	X

5.	Identify, escalate, manage resolution and close problems	X

6.	Manage the Root Cause Analysis process on recurring problems	X

7.	Perform administration services such as creating, changing and deleting user accounts	X

8.	Administer asset management		X
3.1.2 Help Desk End User Services
3.1.2.1 Single Point of Contact
The following table identifies SPOC roles and responsibilities.
Table 3. SPOC Call Roles and Responsibilities

SPOC Call Roles and Responsibilities		ACS	Symetra
1.	Provide SPOC call-in access via a toll-free number for all Help Desk Services described in this SOW for all Symetra IT Service Towers and Symetra locations	X

2.	Provide for multiple alternative communications channels, including voice messages, email and Intranet. In the case of voice communications, any IVR system must allow for immediate exit from the system and live communication with a Help Desk agent	X

3.	Record and redirect non IT Service Tower incidents and service requests	X
3.1.2.2 Help Desk Operations and Administration
The following table identifies Help Desk operations and administration roles and responsibilities.
Table 4. Help Desk Operations and Administration Roles and Responsibilities

Help Desk Operations Roles and Responsibilities		ACS	Symetra
1.	Develop and document operational procedures which meet Symetra requirements and adhere to defined Help Desk policies	X

2.	Review operational procedures		X

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW

Help Desk Operations Roles and Responsibilities		ACS	Symetra
3.	Receive, track, answer and resolve Symetra End User and technical staff calls	X

4.	Coordinate IMACs, including all IT Services Towers	X

5.	Provide “How-to” and Level 2 assistance for Symetra defined COTS applications included in its distributed computing environment	X

6.	Coordinate employee user account administration, activation, changes and terminations, including: password/account setup and reset, remote access connectivity, E-mail accounts, End-User IDs, Password Resets, remote paging devices, voicemail administration, telephone lines, secure ID cards, catalog quotations, etc.	X

7.	Provide end-to-end problem identification, escalation, resolution and closure process	X

8.	Provide additional resources as needed during planned and unplanned critical events	X

9.	Support Symetra policies and best practices	X

Help Desk Administration Roles and Responsibilities		ACS	Symetra

10.	Develop and document Help Desk administration procedures which meet Symetra requirements and adhere to defined Help Desk policies	X

11.	Review Help Desk administration procedures		X

12.	Select and implement software and hardware (e.g. IVR) needed to collect, track and manage requests for service received by the Help Desk	X

13.	Track/manage/report Help Desk utilization	X

14.	Provide escalation contact list(s) for Symetra contacts		X

15.	Maintain and provide escalation contact list(s) for all Service Towers (including Third Parties such as vendors and service providers)	X

16.	Issue broadcasts or other notices to provide status updates as required for planned and unplanned events	X

17.	Provide End User or manager online/portal access to service requests and incident reports	X

18.	Develop and execute procedures for conducting End-User satisfaction surveys according to SLRs	X

19.	Review and approve procedures for conducting End-User satisfaction surveys		X

20.	Maintain a continuous improvement program that improves Help Desk Services using metrics to improve Service delivery	X

21.	Work with ACS operational and technical staff, and Symetra, to identify solutions that minimize the need to call the Help Desk (e.g. additional End User training, Self Help opportunities, Root Cause Analysis)	X

22.	Approve solutions that minimize the need to call the Help Desk		X

23.	Coordinate and make available envirdonment documentation (i.e. network configuration, and inventory of software to be supported)	X

Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW
3.1.2.3 Service Request and Trouble Ticket Management
ACS will own the end-to-end incident management process. Service Request and Trouble Ticket management includes escalation to Level 2 and 3 specialists through a well-defined process, including ACS’ primary resources, Third Parties, such as hardware and software suppliers, other Third-Party service providers as well as Symetra’s internal technical support resources. The following table identifies the Service Request and Trouble Ticket management roles and responsibilities.
Table 5. Service Request and Trouble Ticket Management Roles and Responsibilities

Service Request and Trouble Ticket Management Roles and
Responsibilities		ACS	Symetra
1.	Identify and describe priorities, response and resolution targets for Service calls and Service Requests of differing impacts		X

2.	Provide a system to document, manage and track all Service Requests, problem reports and inquiries regardless of the means by which the request is submitted (e.g., telephone, email, fax, direct online input by End-Users, etc.)	X

3.	Develop procedures to receive and respond to Symetra calls for Service according to defined prioritization and resolution targets. Ensure that response to Service Requests is based on priority and impact rather than the method used to notify the Help Desk (e.g., telephone, email, fax, direct input to Service Request system by End-Users, etc.).	X

4.	Review and approve procedures to receive and respond to Symetra calls		X

5.	Review and approve procedures for the escalation of Incidents		X

6.	Resolve Incidents within prescribed time limits, if possible, otherwise escalate to appropriate Level 2 resource	X

7.	Identify problem characteristics and Root Cause Analysis	X

8.	Categorize, prioritize and log all IT Incidents (e.g. inquiries/problems/service requests) in the Trouble Ticket system	X

9.	Monitor Incidents (Trouble Tickets) and escalate per policies and procedures until resolution and End-User satisfaction	X

10.	Verify acceptance of services by contacting the End-User to confirm results and level of satisfaction	X

11.	Ensure that recurring problems which meet defined criteria are reviewed using Root Cause Analysis processes	X

12.	Ensure that inventory and configuration management records are updated to reflect completed Service Request (IMACs, and others)	X

3.1.2.4 Remote Desktop Management
ACS shall have the ability to manage desktop devices and software remotely. Remote desktop management Services are those Services required to manage and control desktop devices and software over the network. This includes maintaining and troubleshooting the desktop operating system and supported desktop applications electronically to minimize the need to dispatch
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW
technical personnel. The following table identifies the remote desktop management roles and responsibilities.
Table 6. Remote Desktop Management Roles and Responsibilities

Remote Desktop Management Roles and Responsibilities		ACS	Symetra
1.	Recommend and develop policies for the use of remote control tools for maintenance and troubleshooting	X

2.	Review and approve policies for the use of remote control tools for maintenance and troubleshooting		X

3.	Diagnose problems using remote control capability and when possible implement corrective actions to resolve problems. If resolution is not possible escalate per the escalation procedures	X
3.1.2.5 User Administration
The following table identifies the End User administration roles and responsibilities that ACS and Symetra will perform.
Table 7. End-User Administration Services Roles and Responsibilities

User Administration Services Roles and Responsibilities		ACS	Symetra
1.	Develop and document requirements and policies regarding End User Administration	X

2.	Approve requirements and policies regarding End User Administration		X

3.	Receive and track requests for user account activation, changes and terminations	X

4.	Create, change and delete user accounts per requests in accordance with Symetra’s security policies.	X

5.	Coordinate as necessary with other specialized areas to manage End User accounts	X

6.	Reset passwords as required in accordance with Symetra’s security policies	X

3.1.2.6 Installs, Moves, Adds, Changes (IMACs)
ACS will manage all the requests for modification to the environment. Install, move, add, change (IMAC) requests will be coordinated through the Help Desk where obligations include gathering the business requirements, providing authorization, logging the request, and facilitating fulfillment. All authorized IMAC requests are passed automatically to the local support team depending upon the location and the product or service being requested. Local support team could be ACS, Symetra, or a combination depending on location.
ACS’s obligations include (i) obtaining the requisite approvals from the relevant Symetra stakeholders, (ii) contacting the End User and schedule an appropriate, agreed time for the work to take place, (iii) verifying completion of IMACs and (iv) contacting the End User to confirm satisfaction. Examples include adding PCs and moving local printers and a telephone. The following table identifies the IMACs roles and responsibilities.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW
Table 8. Installs, Moves, Adds and Change Management Roles and Responsibilities

Installs, Moves, Adds and Changes Roles and Responsibilities		ACS	Symetra
1.	Receive and track requests for IMACs	X

2.	Confirm the requirements and scope and acquire Symetra approval of the IMAC request	X

3.	Contact the End User and schedule an appropriate, agreed time for the work to take place in remote offices	X

4.	Contact the End User and schedule an appropriate, agreed time for the work to take place in Symetra Headquarters		X

5.	Approve IMAC schedule		X

6.	Verify completion of IMACs by contacting the End User to confirm satisfaction	X
3.1.2.7 Self Help
ACS shall provide End User Self Help capabilities. Self Help refers to automated/electronic means made available directly to End Users to assist in fulfilling various Service Requests, including Password Resets, problem diagnosis and resolution, etc. This includes Interactive Voice Response (IVR); out-of-prime time voice messaging with guaranteed callback response, intranet-based automated self-help, etc. The following table identifies the Self Help roles and responsibilities.
Table 9. Self Help Roles and Responsibilities

Self Help Roles and Responsibilities		ACS	Symetra
1.	Identify Requirements for Self Help capabilities		X

2.	Implement Self-Help capabilities that enable End-Users to perform self service such as Password Resets and other administrative functions	X

3.	Monitor and review the effectiveness of Self Help capabilities and usage		X

4.	Develop recommendations for and implement improvements to Self Help capabilities (see Schedule 2A for general improvement recommendation process)	X

5.	Review and approve improvements to Self Help		X

3.1.2.8 Exception Requests
The exception request process is used by End-Users to fulfill requests for products or services that are outside of standard Symetra policies, such as more memory for their PC or international calling access on their phone line.
ACS will develop, implement, and maintain an exception process and perform the activities required to collect the request, analyze, recommend, and process the request to fulfillment or denial and advise the originator of the status. Upon approval, ACS will take the necessary action to implement the request. The following table identifies the exception requests roles and responsibilities.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW
Table 10. Exceptions Requests

Exceptions Requests Roles and Responsibilities		ACS	Symetra
1.	Develop and document exception request procedures	X

2.	Review and approve ACS exception process		X

3.	Document exception requests in trouble ticket system	X

4.	Provide request status to requestor when approved	X

3.1.3 Other Responsibilities
3.1.3.1 Planning & Analysis
The following table identifies additional planning and analysis roles and responsibilities associated with this Schedule.
Table 11. Planning and Analysis Roles and Responsibilities

Planning and Analysis Roles and Responsibilities		ACS	Symetra
1.	Identify and recommend Help Desk solution that best meets Symetra business needs and expense/service—level expectations	X

2.	Approve Help Desk solutions and expense/service—levels		X

3.	Perform operational planning for Help Desk capacity and performance purposes	X

4.	Determine transitional plan & issues regarding facilities, layout & integration with other non-consolidated Help Desks (e.g. sales and agency technical services)	X

5.	Perform analysis of Symetra environment, including acquiring Symetra management team feedback, to identify the appropriate sets of skills, training, and experience needed by Help Desk staff	X

6.	Recommend Incident management, reporting standards and policies	X
3.1.3.2 Procurement
Subject to Symetra’s procurement policies, approval process and preferred supplier list, ACS shall respond to procurement requests.
3.1.3.3 Reporting Services
The following table identifies additional reporting roles and responsibilities that are specific to this Schedule.
Table 12. Reporting Roles and Responsibilities

Reporting Roles and Responsibilities		ACS	Symetra
1.	Report on Help Desk statistics and trends as requested (e.g., service request volumes and trends by types of End Users)	X

2.	Report on trends in Service Requests indicating a need for training	X

3.	Audit results & operations periodically		X

4.	Provide online/portal access to Symetra Help Desk reports	X
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW
3.2 Exclusions
The following items are specifically excluded from this SOW:
a.	Tracking and resolution of requests outside of IT Service Towers

b.	Distribution partners and policy holders
4.0 Service Management
4.1 Purpose
A key objective of this outsourcing agreement is to attain SLRs. SLAs and project-specific SLAs are specified with fee reductions where business is impacted through failure to meet significant mission critical systems or services, or project milestones or objectives warrants a reduction in Fees paid when Service performance requirements are not met. SLRs are detailed in Section 4.3 of this Schedule and SLAs are detailed in Schedule 5 — fee reductions.
ACS shall provide written reports to Symetra regarding ACS’s compliance with the SLRs specified in this SOW Schedule.
4.2 Definitions
The following defined terms shall apply to this SOW and the SLRs set forth in Section 4.3 of this Schedule:
Abandonment—Defined as calls received at Help Desk that enter the queue and that are terminated (End User hang up) prior to pickup by human operator or after voice response unit options (VRU) have been selected. The assumption is that the caller hung up because Call took too long to answer.
After-Hours Support—Refers to all hours outside of Normal Help Desk Business Hours.
Availability —The percentage of scheduled time the service is fully operational. Availability represents a measure of the fraction of time during a defined period when the Service provided is deemed to be as good or better than the defined requirement.
Availability = 100% — Unavailability (%)
Where Unavailability is defined as:
S outage duration x 100
(Schedule Time — planned outage)
Break/Fix — An End-User request placed due to a software or hardware problem encountered in accessing or operating IT resources where support Services are required to resolve the problem.
Business Day Support—Refers to those hours during which ACS personnel will be available to provide consolidated Help Desk support to End Users. Such support includes answering phone calls and e-mails, opening Trouble Tickets, First Call Problem Resolution, and categorizing and routing Trouble Tickets.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW
Call— A call is counted for each unique Service Request made by a single End User with a single problem that is received via telephone, voicemail, and/or e-mail, involving a separate individual and event that results in opening a Help Desk Trouble Ticket. For Incidents where multiple calls are related to a single point of failure (that is, calls related to a server outage), such calls will be considered as a single Call; will not result in opening a separate Help Desk Trouble Ticket; and will not be aggregated or counted as individual Calls for measuring call volume statistics.
Call Abandonment — Percentage of total Calls that terminate after the Speed to Answer threshold has been reached, but prior to an agent taking the Call.
Call Answer—A Call is considered answered when the caller is interacting with a Help Desk agent or when a caller is interacting with a VRU.
Call Back—Defined as a follow-up call to an End User after a Trouble Ticket is closed to determine level of End User satisfaction.
First Contact—Initial contact with a Help Desk human operator is defined as ACS response via telephone, email, web chat resulting from an Incident or Service Request.
First Call Resolution—The percentage of in-scope problem Calls received during the month by the Help Desk, resulting in the creation of a ticket that is resolved while the End-User is still on the phone. This excludes calls received regarding out-of-scope requests and Trouble Tickets initiated via email or voicemail.
Help Desk Trouble Ticket—Refers to a unique logical electronic record to create, update, maintain and archive each Incident. A Help Desk Trouble Ticket is used to record all ACS, Symetra End User, Symetra technical staff and Third Party interaction pertaining to an Incident and all related actions, and corresponding date/time, taken to resolve an Incident, from the time it is first reported to the Help Desk until Incident Resolution and closure by the Help Desk. Also, it is used for application change-control traceability.
How to — An End-User request regarding how to use a feature or function of Help Desk supported software or hardware.
IMAC — Installations, Moves, Adds, Changes — General term for the routine work performed on computer equipment including installations, relocations and upgrades.
Incident Resolution Time — The time elapsed from the initiation of the Trouble Ticket until Service is restored.
Level 1 — Routine event. The Level 1 Help Desk is the support hot line. It acts as the human SPOC for all technology-related problems (internal applications to shrink-wrapped software; LANs; hardware break/fix and more) and Service Requests. Incidents not resolved at the Level 1 support are passed to Level 2 and/or Level 3 support personnel. Level 1 is involved mostly in incident case management (e.g. including user management, incident management, password/access security, coordinating IMACs).
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW
Level 2 — Specialized problem or Symetra executives. Level 2 support resolves escalated incidents that require greater depth of knowledge (e.g. IT service tower subject matter expert), standard desk side support and executive desk side and/or phone support.
Level 3 — Complex problem. Level 3 support resolves escalated Incidents that require third parties such as hardware and software vendors, Symetra technical resources and or other service providers to assist or resolve issues.
Staffed Support—Refers to those hours during which ACS must have skilled Help Desk staff available to personally answer calls and provide Help Desk support to Symetra End Users. Such support includes answering phone calls and e-mails, opening trouble tickets, First-Call Problem Resolution, categorizing and routing Trouble Tickets, monitoring open Trouble Ticket status, and escalating problems which are unresolved within the Incident Priority Level time requirements.
Measurement Interval —Refers to the period of time performance will be calculated taking into consideration the impact of continuous outage. For example, a monthly measurement interval for a 99% Minimum Performance for a 7x24 system with 8 hours of weekly planned downtime would allow 6.4 hours of a continuous outage with no other outages during the month. A weekly interval would only allow 1.6 hours of a continuous outage.
Normal Help Desk Business Hours—For the purposes of coverage and critical response times, Symetra has defined the normal business hours “windows of operations” (excluding normally scheduled company holidays) for the North American Region. Days and times falling out of these ranges are considered outside of Normal Help Desk Business Hours. Normal Help Desk Business Hours are as follows:

Category	Business Hours
Password Support	24x7x365

End User Support	Mon-Fri. 0400-1900

Symetra IT Operations and Technical Support	24x7x365
Note: IT operations and Technical Support refers to tracking incidents reported by Symetra technical staff not requiring Level 1 Help Desk support.
Outage — A specialized case of an End-User Break/Fix call affecting a substantial group of End Users (“flood calls”); calls are placed to the service desk to inform, inquire or complain about accomplishing tasks with, accessing or operating IT resources.
Password Reset — A specialized End-User request to regain access privileges to IT resources.
Reporting Interval — The time span between regular performance reporting periods.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW
Self-Help—Refers to automated/electronic means made available directly to End Users to assist in fulfilling various Service Requests not requiring personal assistance, including End User’s ability to track Trouble Ticket status and enter Service Requests without calling the Support Center.
Priority Levels — Symetra-defined category that identifies the degree of Incident importance and associated ACS response requirements attributed to an Incident.
Table 13. Priority Levels

Priority Level	Description
1 - Emergency/Urgent	The problem has caused a complete and immediate work stoppage affecting a primary business process or a broad group of End Users such as an entire department, floor, branch, line of business, or external customer. No work around available.

Examples:

Major application problem (e.g. payroll, call center, etc.)

Severe problem during critical periods (e.g. month-end processing)

Security Violation (e.g. denial of service, widespread virus, etc.)

2 - High	A business process is affected in such a way that business functions are severely degraded, multiple End Users are impacted or a key customer is affected. A workaround may be available; however the workaround is not easily sustainable.

Examples:

Major application (e.g. exchange)

VIP Support

3 - Medium	A business process is affected in such a way that certain functions are unavailable to End Users or a system and/or service is degraded. A workaround may be available

Examples:

Telecommunication problem (e.g. Blackberry, PBX digital/analog card)

Workstation problem (e.g. hardware, software)

4 - Low	An Incident that has little impact on normal business processes and can be handled on a scheduled basis. A workaround is available.

Examples:

End User requests (e.g. system enhancement)

Peripheral problems (e.g. network printer)

Preventative Maintenance

Benchmarks
Service Request — A service request call or an e-mail regarding a range of support-specific service offerings.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW
Speed-to-Answer—Total elapsed time from the point that the Help Desk automated call director (ACD) call-circuitry places a call into queue until a human operator picks up the call.
4.3 Service Level Requirements (SLRs)
ACS shall meet the following SLRs commencing on the Handover Date (unless a different date is expressly set forth in a particular SLR) that is applicable to Help Desk Services. SLRs associated with fee reductions are detailed in Schedule 5 — Fee Reductions. All times referenced are in Pacific Standard Time.
Table 14. Intentionally Deleted
This table intentionally left blank.
Table 15. Response Time SLR

Definition	Response Time is the number of seconds or cycles it takes any representative of Symetra to connect with ACS’s contact center representative. ACS will provide toll free telephone lines in adequate quantity to handle call volume, ACD system to record call date, time and duration information, and electronic interface to all systems for monitoring and reporting.

SLR Response Time coverage is Monday — Friday 0400-1900
Response Time

Help Desk
Responsiveness	Service Measure	Performance Target	SLR
Speed-to-Answer	Phone response time	≤ 30 sec	[***]%

Call Abandonment rate	Phone response time	≤5%	[***]%

Email response rate	Online response time	≤ 1 hour	[***]%

Voicemail response rate	Voicemail response time (from manual input into the ticketing system)	≤30 minutes	[***]%

	Formula	Number of events per event type within performance Target / total number of events per type during Measurement Interval = “Percent (%) Attained"

	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows

	Measurement Tool/Source Data	To be agreed by the Parties
Table 16. Incident Resolution SLR
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW

Definition	The time elapsed from the initiation of the Trouble Ticket until service is restored. SLR is based on coverage for Monday — Friday 0400-1900
Incident Resolution

Help Desk Incident
Resolution	Service Measure	Performance Target	SLR
First Contact Resolution of Trouble Tickets	First Contact Resolution of Trouble Tickets	70% with <5% recalls	[***]%

(SLA/SLR will be in effect 60 days after production deployment date)

Time to Resolution — Shrink Wrap App Incidents	Elapsed time	2 hours with <5% recalls	[***]%

(SLA/SLR will be in effect 60 days after production deployment date)

Incident Closure Notice (via e-mail and/or phone)	Elapsed time	20 minutes following incident resolution	[***]%

Root Cause Analysis	Schedule	Provide monthly review of recurring problem areas and resolutions	[***]%

	Formula	Number of instances within performance Target / total number of instances during Measurement Interval = “Percent (%) Attained”

	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows

	Measurement Tool/Source Data	To be agreed by the Parties
Table 17. Account Administration SLR

Definition	Routine functions, such as setting up user IDs, changing user authorization tables, changing account codes and similar functions, which are handled by ACS. SLR coverage is based on Mon-Fri. 0400-1900
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW
Account Administration

User Account
Administration
Tasks	Service Measure	Performance Target	SLR
New User Account (up to 5 per request)	Elapsed time	Completed within 1 business day of authorized request	[***]%

New User Account (6-20 per request)	Elapsed time	Completed within 3 business days of authorized request	[***]%

New User Account (20+ per request)	Elapsed time	Case by case	N/A

Password Reset	Elapsed time	Completed within 5 minutes of receipt of request	[***]%

Privilege Changes	Elapsed time	Within 4 business hours of Symetra authorized request	[***]%

Disable User Account	Elapsed time	Within 60 minutes of Symetra authorized request	[***]%

Terminate User Account	Elapsed time	After 14 days of authorized request	[***]%

Procurement Request	Elapsed time	Request entered within 1 business day	[***]%

	Formula	Number of instances within performance Target / Total number of instances during Measurement Interval = “Percent (%) Attained”

	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows

	Measurement Method/Source Data	To be agreed by the Parties
Table 18. Customer Satisfaction SLR
Customer Satisfaction

Customer
Satisfaction	Service Measure	Performance Target	SLR
Periodic Sample	Response/Distribution rate	10% of closed trouble tickets surveyed within 72 hours of closing ticket	[***]%

Periodic Sample Satisfaction	Symetra Satisfaction rate	End Users surveyed should be very satisfied or satisfied	[***]%
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2F—Help Desk Services SOW
Customer Satisfaction

Customer
Satisfaction	Service Measure	Performance Target	SLR
Scheduled Survey (conducted annually)	Symetra Satisfaction rate	End Users surveyed should be very satisfied or satisfied	[***]%

	Formula	1. Number of responses with a very satisfied or satisfied rating/total number of responses

2. Sum of survey results from each participant/total number of participants responding to Periodic Sample

3. Sum of survey result from each participant/total number of participants responding to Scheduled Survey

	Measurement Interval	See table above for survey period.

	Measurement Method/Source Data	To be agreed by the Parties
4.4 Reports
Without limiting the terms of Section 2.11.1 of the Agreement, ACS shall provide written reports to Symetra regarding ACS’s compliance with the SLRs and other Help Desk activity reports specified in this Help Desk Services SOW.
5.0 Referenced SOW Appendices and SOW Schedules
5.1 Referenced Help Desk Services SOW Appendices

SOW Appendix	Description
F.1	Help Desk Supported Software
F.2	Help Desk Supported Hardware
5.2 Referenced ITSA Schedules

ITSA Schedule	Description
Schedule 2A	Cross Functional Services SOW
Schedule 2B	Enterprise Operations Center Services SOW
Schedule 2C	Distributed Computing Services SOW
Schedule 2D	Data Network Management Services SOW
Schedule 2E	Voice Communications Services SOW
Schedule 3	Fees
Schedule 5	Fee Reductions
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Help Desk Supported Hardware and Software
F.1 — Help Desk Supported SW

Symetra Distributed
Applications	Help Desk Supported	Core Image Applications	Standard	Not Supported	Bus. Needs Req.	License count	Site License	Limited Quantity amount	Notes
Office Suite Applications
Office 2003 (Access, Excel, Outlook, Powerpoint, Word)	x	x	x
Spreadsheet Applications
Lotus 123	x
Word Processing
WordPerfect 6.1	x					x
Presentation Applications
Harvard Instant Charts
Desktop Publication Apps.
Adobe Acrobat	x					x
Adobe Reader 5.05	x	x	x
Frontpage	x
Publisher	x	x	x
Graphic Design applications
Grabbit 2.5				x
Local Database Applications
None
Database Reporting Apps
Crystal Reports	x					x
Reports Facilitator				x
Database Client
None
Terminal Emulator Apps.
ProComm Plus				x		x
Terminal Server applications
Citrix Client	x	x	x
Miscsoft RDP Terminal Service Client	x
E-mail applications
Exchange	x
MailMarshal — scanning	x
PDA applications
Blackberry Desktop Software v3.6 service pack 2	x
Calendar applications
Outlook	x	x	x
Accounting applications
MFACT				x
Microcash for Windows				x
Finance applications
Flexsoft				x
FundStation				x
Quicken				x		x
Programming applications
Remedy (Action Request)	x
Seaview				x
Management Tool Apps
None
VPN applications
Extranet Access Client	x	x	x
Contivity Client
AT&T Dialer
Internet applications
Internet Explorer 5.5 sp2	x
Communication applications
CentreVue	x

Confidential Information—For internal use only.	1

Help Desk Supported Hardware and Software
F.1 — Help Desk Supported SW

Symetra Distributed
Applications	Help Desk Supported	Core Image Applications	Standard	Not Supported	Bus. Needs Req.	License count	Site License	Limited Quantity amount	Notes
Language Interpretation Services	x
Lanier (old NICE calls)	x
NICE Universe	x
Phone 2PC Recording	x
Faxing applications
Enterprise Fax Manager				x
Fax Util				x
RightFax	x
WinFax	x					x
Flowcharting applications
Visio	x
Visio Viewer	x	x	x
Contact Management Apps
Bacon’s MediaSource				x
Project Tracking Apps
Project	x
Simply TIME (task manager)				x
Virus applications
Norton Anti-Virus	x	x	x
Print Utility applications
PrintNow!				x
Scanning Software Apps
None
Handicap Utility
None
Video Conferencing Apps
None
Security applications
Cyber Gatekeeper Agent	x	x	x
CyberArmor	x	x	x
FAZAM 2000				x
PowerQuest				x		x
Symantec Antivirus 8.01
Reference applications
NILS				x
Operating Systems Apps
Windows 2000 sp3	x	x	x
Undefined applications
Ameritech White and Yellow Pages				x
Catapult Training				x
Chase Insight & Reporter				x		x
Desktop Submit				x
EFTPS for Windows 01.07.01				x
EOSI/CLAS (Library copyright)				x
Extra! 6.71	x	x	x
EZ2000				x		x
FlashPlayer 7.0.19.0	x	x	x
ICW Required				x
Iomega Tools				x
Message Manager				x
MMCD				x
MSDN				x
PBS				x
DirectX 8.1					x	x
Panagon Document Management					x

Confidential Information—For internal use only.	2

Help Desk Supported Hardware and Software
F.1 — Help Desk Supported SW

Symetra Distributed
Applications	Help Desk Supported	Core Image Applications	Standard	Not Supported	Bus. Needs Req.	License count	Site License	Limited Quantity amount	Notes
PCAnywhere				x
PGP Encryption					x
PowerSelect					x
Qview4					x
RoboHelp Office 2000					x
Skill Vantage					x
Snag-It! (screen shot capture)				x
Source OffSite 3.5.1				x
Spencer CD				x		x
Trellis					x
Unicenter					x
UVT					x
Web IIS					x
WebTrends					x
WELL Concession Calculator					x
Window’s MDAC 2.61 sp2					x
Window’s Media Player 7.1					x
Winrapid Teledex					x
WinZip 8.1					x

Confidential Information—For internal use only.	3

Help Desk Supported Hardware & Software
F.2 — Help Desk Supported SW
Compaq dc5000
IBM ThinkPad T40
IBM ThinkPad T41
IBM ThinkPad T20
IBM ThinkPad T21
IBM ThinkPad T22
IBM ThinkPad T23
Monitor — Compaq V7550 17”
Monitor — NEC FE991sb 19”
Monitor — Compaq P1210 21”
HP LaserJet 2100
HP LaserJet 4P, 5P, 4Plus, 6PXI
HP LaserJet 4, 4Si, 5, 5Si
LaserJet 4000, 4000T, 4050, 4050N, 8000
Dymo (Co-star) Printer
56K Fax Modem V.90 Internal 3COM U.S. Robotic
USR EXT 56K Modem V.92 Black Casing
Belkin Modem Cable — 9 Pin.
Network Card — IBM Token Ring Adapter 2, with Wake On LAN
IBM Turbo T/R Adapter 16/4 (ISA)*
IBM Turbo T/R Adapter 16/4 (ISA)*
3COM 10/100 PCI DESKTOP MGT Ethernet Adapter
IBM 3278/9 Emulation Adapter
RIM Blackberry 7280
RIM Blackberry 6210
RIM Blackberry 7230
Keyboard
Mouse

Confidential Information—For internal use only.	4

Symetra Life Insurance Company
Schedule 2G — Output Processing Services SOW
Schedule 2G – Output Processing Services SOW
OCTOBER 28, 2004
Confidential Information

1.0 PROJECT AND SERVICES OVERVIEW	3

1.1 Assumptions	3
1.2 Scope of Output Processing	3
1.3 Business Objectives	5
1.4 Technical Objectives	5
1.5 Service Locations	6
1.6 Confidentiality	6
1.7 Out of Scope	6
1.8 Staffing	6

2.0 OUTPUT PROCESSING SPECIFICATIONS	8

2.1 Current Output Processes for Symetra	8
2.1.1 Statements Processing	9
2.1.2 Deferred Annuity Contracts and Individual Life Policies	17
2.1.3 Billing Statements	21
2.1.4 Check Printing	24
2.1.5 Taxes	26
2.1.6 Correspondence	28
2.2 Test Environments	39
2.3 Test Outputs	39
2.4 Audit Reports	39
2.5 Proof of Mailing	39
2.6 Printed Output Archive	39
2.7 Forms	41
2.7.1 Documerge Forms	41
2.7.2 Line Text Forms	41
2.7.3 Page Segments	41
2.7.4 Overlays	42
2.7.5 Character Sets	43
2.7.6 Pre-printed Forms	44
2.7.7 Forms Conversion	44
2.7.8 Forms Coding and Maintenance	45
2.8 File Transfers	46
2.8.1 Outgoing Files (from Symetra/Infrastructure Third Party vendor)	46
2.8.2 Incoming Files (to Symetra)	46
2.8.3 Specify the Following	46
2.8.4 File Sizes	46
2.9 Future Needs	50
2.9.1 Income Annuities	50
2.9.2 Agent Compensation Statements	50
2.9.3 Paris Annuity Case Statements and Annuity Billing Statements	50
2.9.4 Tax Forms From Finance	50
2.9.5 Retirement Services Confirms, Audit Reports, RMD Letters, and Commission Reports	51
2.9.6 Mortgage Loan 1098’s	51
2.9.7 All Systems	51
Appendix A – System Flows	52
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
1.0 Project and Services Overview
Output processing systems and software that were owned by Safeco and used to process Symetra daily mainframe1 printed outputs will become unavailable after transition to ACS. The goal of this project is to transfer the printed output services currently provided by Safeco to ACS. These Services include daily cut-sheet and forms-based printing, assembly, distribution, mailing, forms coding, data security, and archiving of printed output images. These needs are further defined within this Output Processing Services SOW.
This project is part of the Symetra transition program, which is responsible to ensure an integrated and successful overall transition from Safeco to Symetra.
In parallel, this project is:
•	Linked to an “in flight” document and Content Management SOW project that will address post-transition requirements for: document scanning, indexing, and document and image storage

•	Linked to an “in flight” print fulfillment project

•	Required to support our ability to provide information through our agent/customer portal.
1.1 Assumptions
ACS will provide support services per Schedule 2A – Cross Functional Services. Related project assumptions include:
•	ACS will establish an Symetra approved project schedule including key milestones and will manage to that project schedule.

•	ACS will develop and Symetra will approve installation and cutover plans for those phases of the project allowing coordinated planning and the least possible disruption to current users.

•	Upon project completion, Symetra will have an operational report per the design with complete documentation.

•	After implementation, ACS will provide ongoing services support by keeping hardware, and software current.

•	ACS will provide recommendations to improve output processing
1.2 Scope of Output Processing
Output processing includes, but is not limited to the following:
•	Output service deliverables:
–	form coding and form management

–	page segments and overlays — creation and maintenance

–	data/forms/overlay conversion

–	forms library maintenance and management

–	generation of print streams from daily extract files

–	printing — local to Symetra and outsourced

–	post-processing and document assembly

–	conversion of current archived output documents to ACS systems

–	printed output image archiving

–	web intranet portal to access data from archive

–	access to archived data

–	development and testing processes

–	data security

–	customer privacy

–	disaster recovery

–	infrastructure / technology environment

[1]	To distinguish it from marketing, and other types of outputs.
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
–	work flow training

–	interfaces

–	testing

–	data transfer

–	reports

–	documentation

–	technology support for Symetra departments and associated End Users in the initial implementation.
•	Implementation and acceptance of all output service deliverables to Symetra for the following departments:
–	Sales & Marketing

–	Compliance

–	Individual Life

–	Income Annuities

–	Group

–	Retirement Services

–	Life Finance

–	Mortgage Loans

–	SIS
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
1.3 Business Objectives
General
•	Move toward more automated printing, processing and mailing/distribution.

•	Outsource large volume and fully automated processes to ACS facilities

•	Update and improve processes during the transition
Policies, contracts and statements
•	Limited local printing capability – policies and contracts Checks

Checks

•	Local on the spot check printing capability and automated printing and mailing at ACS facilities

•	Support three processes that currently produce checks: CDS, Payroll, Accounts Payable, Mutual Funds and SIS, and using a variety of different check stocks.
Taxes
•	Convert overlays to forms

•	Produces both printed output and tapes to meet federal and state requirements.

Archive

•	ACS must provide access to archive documents via web browser
1.4 Technical Objectives
The following mainframe systems have output processing feeds that need to be captured and processed; Cyberlife with IPS and work flow system (ViewStar), Paris, Vantage, LAB-Income Annuities, RPS, DSS, FMS systems, and Group Systems.
Specifications are presented in 9 parts in Section 2 of this Output Processing Services SOW – Output Processing Specifications:
1.	Current output processes for Symetra

2.	Test outputs

3.	Audit reports

4.	Proof of mailing

5.	Printed output archive

6.	Forms

7.	File transfers

8.	Process flows

9.	Future needs
The majority of applications that generate printed output are vendor systems and reside on the mainframe – IBM z/OS with primarily DB2 and limited IMS databases. The extract files are mainly COBOL output formats. These applications are currently supported on Safeco’s systems but they will be migrated to ACS concurrent with the efforts of this project.
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
The following environment and Services are required, but are not limited the following, to assist in this transition:
1.	Network with adequate capacity for file transfer to and from Symetra primary and secondary locations

2.	Temporary/intermediate storage capacity for all specified extract files

3.	Printed output archive

4.	Portal to access archived printed output data/images, forms, and test outputs

5.	Forms creation and management software

6.	Forms library

7.	Print stream generation software/hardware

8.	Cut sheet, special forms and check printers

9.	Post processing/mailing preparation systems

10.	Mail sorting address correction reporting software

11.	Life insurance policies and annuity contracts are forms intensive. Content and appearance must match the approved state-filed form to meet with state and federal compliance requirements.
1.5 Service Locations
Printed outputs fall into two categories: ACS location and Symetra local. Fully automated mailings, such as annual and quarterly statements are those that can be printed processed and mailed directly from ACS’ locations.
Outputs that are not fully automated are those that require manual processing by the originating business operations department. These printed outputs must be made available according to Section 2 to this Output Processing Services SOW — Output Processing Specifications. Symetra data center space can be made available for limited local printing.
1.6 Confidentiality
ACS will be responsible for adhering to Symetra confidentiality policies. Extract files, and related printed output will include sensitive customer financial information. Secure data transfer to and from Symetra, secure processing, secure data storage, secure disposal, where applicable, and strict control of data access are required.
1.7 Out of Scope
•	Network printer outputs – addressed in the Data Center Services SOW (Schedule 2B)

•	Reports, both hardcopy and online in Control D – addressed in the Data Center Services SOW (Schedule 2B)

•	Marketing material for agents, etc. – print/fulfillment/supply/distribution project

•	Document and image scanning, storing, retrieving — document management systems and content management systems project
1.8 Staffing
ACS shall provide all personnel required to support the Services/specifications as defined in Section 2 of this Output Processing Services SOW. The following chart depicts Symetra’s project organization and the primary customers of Output Processing Services.
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
Figure 1: Symetra Project Organization Chart
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.0 Output Processing Specifications
These specifications represent descriptions of current processes that must be replicated. These processes do not necessarily need to be duplicated exactly as presented here. Recommendations for improvements that are more cost efficient and are in line with the proposed schedule and project scope are encouraged.
ACS may propose either, processing and printing from the data extract files provided by Symetra systems, or replacement software systems and printing the output streams created by those software systems.
2.1 Current Output Processes for Symetra
The outputs described here will continue to be required after transition from Safeco. The minimum requirement is to reproduce the outputs the same as today. Recognizing that there have not been any efforts made to optimize these outputs for outsourcing, recommendations for improvements in the data extract structures, file sizes and processes will be considered when compatible with the defined time frame and project scope.
The outputs are described as currently processed and produced, and have been separated into categories with similar or common characteristics. The outputs are produced in various formats, using cut sheet paper, roll-fed cut sheet paper, or pre-printed forms. All outputs are currently printed black on white. Reports and program listings using continuous feed forms are not in scope. Rather, they are part of the infrastructure replacement project.
The outputs vary in design, with some using application-formatted text and plain paper or pre-printed forms, some using printer overlays, and some using Safeco’s current electronic print system (EPS) with Documerge software.
Some outputs are automated so that they can be printed, processed and mailed directly to the recipient from ACS’ chosen processing location. However, there are some outputs that will require local printing due the need for manual processing and/or to business processing time constraints.
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.1.1 Statements Processing
Symetra statements are currently processed in-house using Documerge as the print stream generator. This functionality must be replaced. The bulk of these statements can be generated, printed, processed and mailed in an automated manner.
Statements are currently produced by four vendor applications listed below:
•	CK4 (CSC) — Converting to CyberLife in September 2004 – individual life annual statements

•	Vantage-One (CSC) – deferred annuity statements

•	Paris – deferred annuity statements and deferred annuity case statements

•	DSS (CSC) — distribution support system — agent compensation
2.1.1.1 Individual Life Insurance Statements
Annual universal life insurance statements are produced daily based on policy anniversary date. Variable life insurance statements are produced quarterly. The extracts, including both types, are produced by the CK4 policy administration system. This system will be upgraded to CyberLife during 2004, but the output processing will remain the same.
The statement extract is created during nightly batch processing and is sent to an enterprise output system application (EOS) that sorts and formats the data, then generates the print stream using Documerge, and splits it into appropriate print jobs (e.g., bi-fold, flat, agent copy, etc.).
Functional Requirements
•	Normal handling statements are printed and processed with Gunther post-processing systems where they are automatically sorted, packaged and readied for mailing. A Third Party vendor processes this mail to provide efficiency and reduced postage costs (bulk mailing).

•	Agent copies are produced for both normal and special handling statements.

•	Bi-fold packaging is preferred to reduce mailing costs. There is an automatic changeover to flat when a page count threshold is exceeded (~10 pages) and the fold becomes difficult.

•	Overflow jobs are used to handle situations where more than 95 pages (reasonable flat limit) are to be packaged together.

•	There are no inserts.
Business Requirements
•	Normal handling statements can be printed, processed and mailed directly to the recipient.

•	All special handling statements are printed and returned to Symetra for manual processing and mailing.

•	Special request statements are manually processed by Symetra and must be completed by 8:00 AM the following Business Day. This may require local printing.

•	Proof of mailing is required.
Archiving
Customer statements are archived in AFP format. The files are stored on tape, with the past 18 months also stored on DASD and available for on-line viewing. Direct access is provided to customer service representatives (CSR) and indirect access is also provided through a web-based application for customers, agents and CSR’s. The stored AFP document is converted to a PDF on the fly for convenient handling and viewing.
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
Print Volumes

				January	February	March	April	May
Job	Description	Output File Format	Run Times	2004	2004	2004	2004	2004
LISA0102	CK4 extract - feeds EOS application	COBOL extract	10:00 PM
EOS03LFB	Process life extract files (UL & VUL)	Documerge printstream	10:00 PM
EOS04LFB	Split output between flats and bifold	Documerge printstream	10:00 PM
EOS04400	Print special request statements	Documerge printstream	11:00 PM	2,651	1,825	1,014	1,304	1,442
EOS04410	Print customer statements - flats	Documerge printstream	11:00 PM	285	223	298	234	354
EOS04420	Print customer statements - bifold	Documerge printstream	11:00 PM	52,675	54,469	56,212	58,164	53,593
EOS04450	Print agent copies - flats	Documerge printstream	11:00 PM	13,485	12,549	14,860	14,834	13,543
EOS04460	Print agent copies - bifold	Documerge printstream	11:00 PM	33,045	37,171	34,197	38,663	34,322
EOS04470	Print agent copies - Bifold	Documerge printstream	11:00 PM	2,197	1,491	836	2,038	1,262
—	Total impressions per month	—		104,338	107,728	107,417	115,237	104,516
—	Approximate packages per month	—		25,000	26,000	26,000	29,000	25,000
Forms

Forms are hard coded in the application.
Statement front page:	LO-1215/EP 6/02
Second and continuing pages:	LO-1216/EP 6/02
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.1.1.2 Deferred Annuity Statements
Deferred annuity statements are produced daily from extracts produced by Vantage-One (job LVF02420) and Paris annuity administration systems (job LPA1S230). The EOS feed is EOS03LFS. Normal handling deferred annuity statements are produced quarterly. Quarterly statements run on the first Business Day following quarter end for the Vantage-One system and on days 2 through 5 for the Paris system. The runs are in the months of January, April, July and October.
The trigger event for normal quarterly statement production is the first Business Day of the new quarter for Vantage-One, and the second, third and fourth Business Days for Paris. The statement extract is created during nightly batch processing and is sent to an enterprise output system application (EOS) which sorts and formats the data, then generates the print stream using Documerge and splits it into appropriate print jobs (bi-fold, flat, agent copy, etc.). Due to the volume produced at quarter-end, the print stream is separated into approximately 12,000 page print jobs.
During the rest of the quarter, smaller special request statements are produced daily. These statements are automatically produced when transactions are backdated over the previous quarter end, and for special requests. Both Paris and Vantage statements can be processed at the same time.
Functional Requirements
•	Normal handling statements are printed and then processed with Gunther post-processing systems where they are automatically sorted, packaged and readied for mailing. A Third Party vendor currently processes this mail for efficiency and reduced postage costs.

•	Agent copy statements are also produced and mailed for both normal and special handling (these are intermixed from Vantage-One and are a separate output from Paris.

•	First quarter statements carry a two-page, inline privacy notice.

•	Normal handling statements are produced and mailed during the two weeks following quarter-end as shown in the following table. This distribution helps to minimize excessive peaks in customer service call volume.

Business Days after
Quarter End à
System â	1	2	3	4	5	6
Vantage-One	85,000 pkgs. produced	~40,000 pkgs. mailed	~40,000 pkgs. mailed
Paris		40,000 pkgs. produced		~40,000 pkgs. mailed
Paris			40,000 pkgs. produced		~40,000 pkgs. mailed
Paris				30,000 pkgs. produced		~30,000 pkgs. mailed
•	There are newsletter inserts included in selected second and fourth quarter statement packages. The selection is based on product line and product type. These inserts are pre-printed and delivered bi-folded for insertion. They typically consist of 4 pages (11 by 17 glossy, folded into 8 1/2 by 11, then bi-folded to 5 1/2 by 8 1/2). They occasionally have an additional 8 1/2 by 11 center page.

•	Bi-fold packaging is preferred to reduce mailing costs. There is an automatic changeover to flat when a page count threshold is exceeded (typically 9 pages) and the fold becomes difficult. Overflow jobs are also provided to handle situations where more than 95 pages (reasonable flat limit) are to be packaged together.
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
Business Requirements
•	Quarterly statements can be printed, processed and mailed from ACS’ chosen location.

•	Daily statements are manually processed by the business units, and are needed by 8:00 AM the next Business Day.

•	Special handling statements must be returned to Symetra for manual processing and mailing the next Business Day. There are two special handling jobs to sort the statements for different departments.

•	Foreign address statements can be mailed using appropriate postage (these are in with the special handling statements).

•	All mailed statements must be out by the 15th day after quarter-end.

•	Statements must be available for online viewing within 2 days of mailing.

•	Proof of mailing is required.
Archiving
Customer statements are archived in AFP format. These are stored on tape, with the past 18 months also stored on DASD and readily available for on-line viewing. Direct access is provided to CSR’s and indirect access is also provided through a web-based application for customers, agents and CSR’s. The stored AFP document is converted to PDF on the fly for convenient handling and viewing. These documents are stored 18 months online and a minimum of 7 years in archive.
     Print Volumes

			January	February	March	April	May
Job	Description	Run Times *	2004	2004	2004	2004	2004
EOS04L11	Customer statements – flats	11:00 PM	869	357	138	936	168
EOS04L12	Customer statements – flats > 95 pages	11:00 PM	279	323	78	320	94
EOS04L21	Customer statements – bifold	11:00 PM	48,849	14,424	—	51,278	—
EOS04L22	Customer statements – bifold	11:00 PM	50,217	12,513	—	49,161	—
EOS04L23	Customer statements – bifold	11:00 PM	51,879	9	—	51,864	—
EOS04L24	Customer statements – bifold	11:00 PM	36,911	9	—	51,188	—
EOS04L25	Customer statements – bifold	11:00 PM	21,327	9	—	52,637	—
EOS04L26	Customer statements – bifold	11:00 PM	12,130	9	—	27,129	—
EOS04L27	Customer statements – bifold	11:00 PM	16,603	9	—	16,236	—
EOS04L28	Customer statements – bifold	11:00 PM	56	9	—	12,064	—
EOS04L29	Customer statements – bifold	11:00 PM	56	9	—	12,062	—
EOS04L31	Customer statements – bifold	11:00 PM	56	9	—	12,060	—
EOS04L32	Customer statements – bifold	11:00 PM	56	9	—	12,062	—
EOS04L33	Customer statements – bifold	11:00 PM	56	9	—	12,060	—
EOS04L34	Customer statements – bifold	11:00 PM	56	9	—	12,056	—
EOS04L35	Customer statements – bifold	11:00 PM	56	9	—	12,654	—
EOS04L36	Customer statements - bifold	11:00 PM	56	9	—	12,055	—
EOS04L37	Customer statements - bifold	11:00 PM	56	9	—	12,052	—
EOS04L38	Customer statements - bifold	11:00 PM	56	9	—	12,057	—
EOS04L39	Customer statements - bifold	11:00 PM	56	9	—	14,555	—
EOS04L40	Customer statements - bifold	11:00 PM	56	9	—	3,139	—
EOS04L51	Agent copy - bifold	11:00 PM	1,101	197	—	656	—
EOS04L52-69	Agent copy - bifold	11:00 PM	697	153	—	340	—
EOS04L71	Agent copy - flat	11:00 PM	3,753	751	—	3,114	—
EOS04L72-90	Agent copy - flat	11:00 PM	738	162	—	360	—
EOS04L95	Agent copy > 95 pages	11:00 PM	14,379	6,030	—	12,666	—
EOS04LS1	Special handling	11:00 PM	1,798	7,943	12,933	10,757	9,397
EOS04LS5	Special handling	11:00 PM	3,646	1,635	1,790	3,135	873
—	Total impressions per month		265,848	44,641	14,939	470,653	10,532
—	Approximate packages per month		200,000	38,000	10.000	200,000	6,000

*	On quarter end, these jobs will not complete until 10:00 PM the following day.
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
     Forms

Forms are hard coded in the application.
Statement front page – pie chart:	LP-1376/EP 11/03
Statement front page – no pie chart:	LP-1376/EP 12/03
Second and continuing pages:	LP-1377/EP 11/03
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.1.1.3 Paris Annuity Case Statements
Paris annuity case statements are mailed to plan sponsors/employers. These statements currently use an overlay with formatted text sent directly to the cut-sheet printers – Documerge software is not involved in the process.
Case statements are triggered by the system and are scheduled annually, quarterly, and are also available on request. The statement extract is created during nightly batch processing and is sent directly to the printer as formatted text. The printed output is sent to the mail distribution center where the packages are assembled and mailed.
Functional Requirements
•	There are no inserts.

•	Mailed in size-appropriate envelopes.
Business Requirements
•	Special handling statements must be returned to Symetra for manual handling the next Business Day.

•	Proof of mailing is required.
Archiving
These statements are not currently archived.
Print Volumes

				January	February	March	April	May
Job	Description	Output File Format	Run Time	2004	2004	2004	2004	2004
LPA1S200	Paris case statements	Formatted printstream	11:00 PM	8,085	2,433	1,114	4,745	1,380
     Forms

Forms are hard coded in the application.
Paris case statement forms:	LP906A/EP 1/92 (boxed overlay)
LP906N (boxed overlay)
LP907A/EP 1/92 (boxed overlay)
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.1.1.4 Agent Compensation Statements
Agent compensation statements are produced daily from extracts produced by the DSS system (job LVO04730). Checks related to the statements are generated out of the FMS system and are sorted in the same order as the statements.
The statement extract is created during nightly batch processing and is sent to an enterprise output system application (EOS) which sorts and formats the data, generates the print stream and splits it into appropriate print jobs (bi-fold or flat).
Functional Requirements
•	Statements are sent to production mailing sorted into 6 groups:
910 -	New York (with and without checks)

920 -	Income annuities large check — value over $100,000

930 -	Hold code (special handling – sent back to Symetra)

940 -	LMKSGC (grouped by agency – all are addressed the same, but the statements are for many different producers)

950 -	No check (EFT used instead, or check value less than $100)

960 -	All others (statements that are to be matched with checks)
•	Checks are manually matched and inserted with the corresponding compensation statement.

•	Statements are generally packaged in bi-fold envelopes unless they exceed a threshold page count (10 pages) in which case they sent to the flat (9 by 12) envelope print job.

•	Output schedule is:
o	Fridays – weekly and bi-weekly statements

o	Month end statements

o	Quarter-end statements and annual statements
Business Requirements
•	Statements for New York agencies (sort code 910) must be printed on New York letterhead and mailed in New York envelopes.

•	Special handling output (sort code 930) must be returned to Symetra for manual handling the next Business Day.

•	Statements for large checks (sort code 920) must be returned to Symetra for manual handling the next Business Day.

•	Statements with no check (sort code 950) can be mailed out directly to the recipient.

•	Statements for LMKSGC (sort code 940) must be matched up to the affiliated check and mailed.

•	Statements for all others (sort code 960) must be matched up to the affiliated check and mailed.

•	Mismatch statements (i.e., payment of $100 or greater with no check) must be returned to Symetra for manual handling the next Business Day.

•	Proof of mailing is required.
Archiving
Agent compensation statements are partially stored on microfiche and partially stored on DSS history. Microfiche was used prior to having DSS. Manual transactions are stored in Filenet.
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
Print Volume

				January	February	March	April	May
Job	Description	Output File Format	Run Times *	2004	2004	2004	2004	2004
EOS04LSA	Agent compensation – bifold	Documerge printstream	3:00 AM	40,362	18,005	32,688	21,702	19,193
EOS04LSB	Agent compensation — flat	Documerge printstream	3:00 AM	273	297	325	356	344
—	Total impressions per month	—		40,635	18,302	33,013	22,058	19,537

*	3:00 PM on quarter-end
Forms

Forms are hard coded in the application.
Mailing page – flat	OC-635/EP 09/00
Mailing page – bi-fold	OC-686/EP 09/00
Agent compensation statement front page:	LSA365/EP 03/02
Agent compensation statement detail page:	LSA366/EP 10/01
NY agent compensation statement front page:	LSA367/EP 12/01
NY agent compensation statement detail page:	LSA368/EP 12/01
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.1.2 Deferred Annuity Contracts and Individual Life Policies
Contracts and policies are produced by three applications. Symetra is interested in replacement methods for processing the contract forms and policy extract data, printing the statements, and distributing them.
Contracts and policies are currently processed in-house using an electronic forms management (EFM) database to manage the forms, Documerge V3.0.6 as the print stream generator, AFP format printers, and Gunther post-processing systems. There are some manual processes associated with the production and distribution of these documents.
ACS may propose to supply software systems to replace those systems, or they may propose to process the data extract files to create print streams using their own image generation software.
2.1.2.1 Deferred Annuity Contracts
Deferred annuity contracts are produced daily from extracts produced by the Vantage-One annuity administration system. They are automatically triggered when a policy is issued.
The annuity contract extract is created during nightly batch processing and is sent to an enterprise output system application (EOS) that sorts and formats the data, generates the print stream using Documerge, and splits it into appropriate print jobs. The forms are managed using the EFM database, and the forms are stored in an electronic library (EDL). The extract is created to supply all the necessary information to complete the selected forms. The extract is passed to the EOS application which formats the data and generates the print stream. The scanned and imaged customer application is pulled from an image archive database, converted from PDF to AFP and incorporated in a new, indexed form placed in the EDL. The entire contract package is printed in-stream then processed with the Gunther automated post-processing systems.
The contract package consists of; a) a loose, unbound group of forms including welcome letter, privacy notice, guarantee association notices, contract summaries and various other correspondence; b) the bound contract (currently using VeloBind), consisting of contract face page, contract data page with variable data (amounts, interest rates, customer information, etc.), the contract body, endorsements, an image of the application; and c) a stapled, multi-page buyers guide (for fixed annuities contracts only). The entire package is inserted into a 9 x 12 envelope ready for mailing.
A shortened agent copy is also created including the welcome letter, contract data page and a disclosure form for IRA contracts.
Functional Requirements
•	Printed contracts are processed using Gunther automated post-processing equipment. The package is not sealed, and is returned to the new business unit of retirement services for final checkout and mailing.

•	There are inserts included with the contract package, depending on product and line of business.

•	Flat packaging (9 by 12 envelopes) is used for all contract packages.

•	Many of these forms are filed with the states.
Business Requirements
•	These contracts must be returned to Symetra by 8:00 AM the next Business Day.

•	All contract packages are reviewed by the business unit and validated for mailing to the correct recipient (some go to the customer and some go to the agency).

•	Variable contract packages must be mailed within 2 days of creation.

•	Ability to re-issue or re-print old contracts is required (sometimes requests back to 1972 are received due to the fact that these are retirement accounts).
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
•	Proof of mailing is required by five states.
Archiving
All contract pages are archived in the printed output archive with the exception of the scanned and imaged customer submitted application. Direct access is provided to CSR’s through an intranet application. The stored AFP document is converted to PDF on the fly for convenient handling and viewing. Contracts must be stored at least 7 years; however the ability to access the contracts indefinitely is required.
Print Volumes

				January	February	March	April	May
Job	Description	Output File Format	Run Times	2004	2004	2004	2004	2004
LVF03710	Extract		1:00 AM	—	—	—	—	—
EOS04LEP	Contracts	Documerge printstream	2:00 AM	112	100	90	120	100
EOS04LE1	Contracts	Documerge printstream	2:00 AM	1,594	592	856	894	1,072
EOS04LE2	Contracts	Documerge printstream	2:00 AM	5,440	2,113	1,839	2,496	4,510
EOS04LE3	Contracts	Documerge printstream	2:00 AM	100	100	90	110	100
EOS04LE4	Contracts	Documerge printstream	2:00 AM	100	100	90	110	100
EOS04LMS	Contracts	Documerge printstream	2:00 AM	814	376	350	444	694
—	Total impressions per month*	—		8,160	3,381	3,315	4,174	6,576

*	These quantities are currently low based on a drop since the announcement of Symetra’s sale. They are projected to potentially increase to more than 50,000 per month within a year based on the new Symetra corporate entity and increased sales.
Forms
There are nearly 1,000 Documerge/AFP forms associated with this application. The forms are managed through an application called EFM (electronic forms management) with an IMS database back-end. The forms have a high frequency of change.
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.1.2.2 Individual Life Policies
Individual life insurance policies are produced daily from extracts produced by the CK4 policy administration system (being converted to CyberLife in 2004). The extracts are automatically triggered when a policy is issued.
The individual life policy extract is created during nightly batch processing. The appropriate forms are selected from an electronic forms management database (EFM). The printstream is then generated with all the information needed to complete the set of selected forms. The policy package is printed and then processed with the Gunther automated post processing system. Other print jobs create matched output which is inserted by the Gunther system. A package consists of an unbound group of forms including a welcome letter, privacy notice, guarantee association notice, policy summary, automatic amendments and endorsements and the policy itself, inserted into a flat envelope. These packages are returned to the individual life new business area where a printed copy of the application and the part II documents are inserted. The contract is then bound, packaged and mailed.
Functional Requirements
•	Policies are processed using Gunther automated post-processing equipment. The packages created are returned to Symetra early the next Business Day.

•	Inserts into the contract include the application, part II, Amendments and endorsements.

•	The application and part II are printed locally within the business unit. The automatic amendments and endorsements print with the contract pages and are manually inserted into the contract.

•	Flat packaging is used for all policy packages.
Business Requirements
•	All policy output must be available for print at Symetra H.Q. by 5:00am the next Business Day.

•	Proof of mailing is not applicable.
Archiving
All policy pages are archived in the printed output archive with the exception of the scanned and imaged application. Direct access is provided to CSR’s through an intranet application. The stored AFP document is converted to PDF on the fly for convenient handling and viewing.
Print Volumes

				January	February	March	April	May
Job	Description	Output File Format	Run Times	2004	2004	2004	2004	2004
LISL0100	Individual policy pages	Documerge printstream	11:00 PM	9,491	8,049	8,188	9,280	9,770
LISL0110	Individual policy pages, agent cards/labels	Documerge printstream	11:00 PM	5,934	4,350	4,256	5,506	5,589
LISL0120	Individual policy pages	Documerge printstream	11:00 PM	118,021	81,602	80,512	100,289	104,642
LISL0125	Individual policy pages	Documerge printstream	11:00 PM	140	133	126	157	141
LISP0100	* ASL policy pages	Documerge printstream	11:00 PM	1,494	1,267	1,078	1,146	1,104
LISP0120	* Individual policy pages	Documerge printstream	11:00 PM	2,285	1,897	1,625	1,725	1,990
LISA0117	Policy cover letters	Formatted output	10:00 PM	3,045	2,117	2,141	2,717	2,413
LISA0130	DPFS schedule pages, new business worksheets, agent cards, mailing labels	Formatted output	2:00 PM	47	17	46	45	37
LISA0140	DPFS schedule pages, New business worksheets, agent cards, mailing labels DPFS schedule pages	Formatted output	9:00 PM	72	63	70	74	80
LISA0056	Amendment letters for new business	Formatted output	10:00 PM	—	—	36	1,075	1,042
—	Total impressions per month	—		137,484	97,378	95,901	118,222	123,353

*	LISP0100 and LISP0120 may be phased out prior to completion of this project.
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
Forms
There are approximately 1,600 forms associated with this application. They are currently managed with an application called EFM (electronic forms management) which uses an IMS database. The majority of these forms are state-filed.
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.1.3 Billing Statements
Billing statements are produced by four applications applicable to three departments.
2.1.3.1 Group Billing Statements
Group list billing statements are produced monthly.
Statements are separated in 1-page, 2-page, 3-page, and 4-or-more-page bundles. The 1-page bundles are sent to mail distribution services for folding, stuffing and mailing. Multi-page bundles are handled manually. This process can be improved so that all are automated.
Job LCG40021 uses life envelope # V3727 and job LCG40024 uses life envelope # V3673 because the mail-to addresses are in different locations. Job LCG40021 requires trimming and bursting.
Functional Requirements
Return envelopes are inserted in the mailing.
Business Requirements
•	Any errors or damaged pages must be returned to Symetra for review and manual handling.

•	Proof of mailing is not applicable.
Archiving
Files are stored on microfiche. The microfiche is used to print old bills.
Print Volumes

				January	February	March	April	May
Job	Description	Output File Format	Run Times	2004	2004	2004	2004	2004
LCG40021	Billing statements - self-administered	Formatted output	9:00 PM	45	45	45	45	45
LCG40024	Billing statements - list bill	Formatted output	9:00 PM	1,212	1,212	1,212	1,212	1,212
—	Total impressions per month	—		1,257	1,257	1,257	1,257	1,257
Forms

Forms are hard coded in the application.
List bill form:	LG1110/EP 7/90
DP-740/EP 7/90
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.1.3.2 Retirement Services — Deferred Annuity Billing Statements
List bill statements are produced daily from both the Paris and Vantage-One deferred annuity administration systems. Paris loan billings are also included here.
The Paris and Vantage-One list bills are created daily and are printed on plain cut sheet paper. The Paris Loan billing statements are run weekly or on request, and are also produced on plain cut sheet paper.
Functional Requirements
•	There are no inserts.
Business Requirements
•	Vantage-One list bills and Paris loan bills can be mailed directly from ACS’ location.

•	Retirement services requires the ability to request pulls from the Paris list bills.
Archiving
Printed output is not archived.
Print Volumes

				January	February	March	April	May
Job	Description	Output File Format	Run Times	2004	2004	2004	2004	2004
LPA1D140	Paris list bill statements	Formatted output	11:00 PM	5,668	6,768	5,499	5,546	5,320
LPA1L140	Paris loan billings	Formatted output	10:00 PM	1,045	876	806	826	847
LVF03600	Vantage-One list bill statements	Documerge printstream	12:00 PM	72	67	64	76	71
—	Total impressions per month	—		6,785	7,711	6,369	6,448	6,238
Forms

Paris list bill forms:	LP-869/EP 7/99
Paris loan bill forms:
Vantage-One list bill forms:	LN827/EP 5/01 Page 1
LN828 Page 2-6 — Portrait
LN829 Page 2-5 — Landscape
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.1.3.3 Individual Life Billing Statements
Billing statements are produced daily from the CK4 administration system. Triggers are: LISA0091 is 30 days prior to payment due date, LISA0092 is 28 days prior to payment due date, and LISA0124 is customer change request.
Functional Requirements
There are no inserts.
Business Requirements
•	All output is currently returned to Symetra for manual handling early the next Business Day.

•	Premium notices could be mailed out directly if pull requests could be accommodated.
Archiving
Letters are scanned into the policy file.
Print Volumes

				January	February	March	April	May
Job	Description	Output File Format	Run Times	2004	2004	2004	2004	2004
LISA0124	Billing letters	Formatted output	10:00 PM	—	—	—	—	45
LISA0091	List bill	Formatted output	10:00 PM	3,676	3,676	3,676	3,676	3,676
LISA0092	Premium payment notice	Formatted output	10:00 PM	82,500	82,500	82,500	82,500	82,500
—	Total impressions per month	—		86,176	86,176	86,176	86,176	86,221
Forms
Billing letters:
List bills: standard letterhead
Premium payment: LO-1120/DP 4/03 (small partial page, perforated)
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.1.4 Check Printing
2.1.4.1 Checks
Check printing is done with on-line and batch processes. The checks produced from the CDS batch process are from administrative system feeds. The online CDS entry allows for same-day check processing. The on-line process is used to generate checks locally for large value amounts or when special processing is required.
Checks for the business lines are printed daily using a Third Party vendor supplied application to create the formatted outputs.
The batch jobs create check forms (stub and check) that can either be automatically processed and mailed, or packaged and returned to the business lines. The on-line jobs create a print stream which is sent to a local MICR printer for printing. On-line is used for check values greater than $250,000, special customer processing requests, and checks that need to be sent by FedEx that day. They are normally processed at 2:00 each afternoon.
Functional Requirements
•	Printed output from LAD60303 is folded and inserted into envelopes ready for mailing.

•	Printed output from LAD60304 is returned to Symetra for manual handling.

•	The on-line manually input checks are processed by LAD60310 for special processing as defined in the description above.

•	There are generally no inserts for the directly mailed checks; however, there may be ad-hoc insert requests at a company or product line level.

•	Checks are packaged in standard tri-fold business envelopes.
Business Requirements
•	The checks must be held until 1:00 PM in case any checks need to be pulled prior to mailing.

•	Printed output from LAD60304 must be returned to Symetra for manual handling the next Business Day. The output is manually matched to other correspondence prior to mailing.

•	Proof of mailing is required.
Archiving
Printed output is not archived. The files are copied to tape which is sent to storage and retained for 10 years.
Print Volumes

				January	February	March	April	May
Job	Description	Output File Format	Run Times	2004	2004	2004	2004	2004
LAD60303	Check printing – direct mailing	Documerge printstream	2:00 AM*	20,226	19,292	15,682	26,684	19,356
LAD60304	Check printing – return to Symetra	Documerge printstream	2:00 AM	11,528	4,333	6,678	5,074	4,906
LAD60310	Check printing – local printing	Documerge printstream	3:00 PM	300	300	300	300	300
—	Total impressions per month	—		32,054	23,925	22,660	32,058	24,562

*	9:00 AM on month-end
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
Forms

CDS check form:	W776/EP 069700
CDS overflow form:	W775/EP 109100
Check stock:	W765 8/99
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.1.5 Taxes
2.1.5.1 Tax Forms from Finance
These outputs include standard forms 1099, 5498 and W2.
A large percentage of the tax output is annual – January for the 1099 and May for the 5498. There is a small amount of daily processing throughout the year.
The administrative systems interface with LTR. The LTR system runs on software provided by check free. The business units can also manually update LTR.
The trigger is a taxable event (e.g., withdrawal, payment, etc.).
Functional Requirements
•	Printed output is processed and mailed directly to the recipient.

•	Inserts are not allowed.

•	These notices are packaged in various envelopes based on the form.

•	All forms can be run daily as required for corrections.
Business Requirements
•	The envelopes must indicate “Tax Document Enclosed”.

•	The SSN cannot show in the envelope window.

•	The 1099 forms must be mailed no later than January 31th. They are typically printed for mailing January 15thand mailed a week before the deadline.

•	The 5498 forms must be mailed no later than May 31st. The data should be available at the print and mail center 5 days prior to mail date.

•	Foreign mail can be mailed directly to the recipient after the correct postage is applied.

•	The following output must be returned to Symetra the next Business Day for manual handling:
o	State output — Some states require a copy of the 1099 or W-2 to be provided. Tapes are sometimes used based on volume of data and state requirements.

o	Reprints – The reprint ability is used to process mailings that are ripped or torn during handling or mail processing.

o	Corrections

o	Bad address mail
•	Proof of mailing is not applicable.

•	Reporting of output counts is required. The LTR system creates reports that are used in conjunction with data center processes, including counts.
Archiving
Archiving is currently supported on microfiche. By October 2004, the archiving should be transitioned to Control D. Symetra would prefer to have a web interface to the image archive storage.
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
Print Volumes

				January	February	March	April	May
Job	Description	Output File Format	Run Times *	2004	2004	2004	2004	2004
LTRC0200	1099 and W2 corrections	Documerge printstream	1:00 AM	675	1,463	851	690	735
LTRY0150	1099R customer	Documerge printstream	1:00 AM	47,000	—	—	—	—
LTRY0200	1099I customer	Documerge printstream	1:00 AM	718	—	—	—	—
LTRY0210	1099M customer	Documerge printstream	1:00 AM	3,536	—	—	—	—
LTRY0220	1099LTC – typed manually	Documerge printstream	1:00 AM	9	—	—	—	—
LTRYS420	1099I state	Documerge printstream	1:00 AM	10	—	—	—	—
LTRYS430	1099M state	Documerge printstream	1:00 AM	26	—	—	—	—
LTRYS440	1099R state	Documerge printstream	1:00 AM	593	—	—	—	—
LTRY0800	5498 customer	Documerge printstream	1:00 AM	—	—	—	—	46,000
LTRY0300	W2 customer	Documerge printstream	1:00 AM	937	—	—	—	—
LTRY0230	W2G typed manually	Documerge printstream	1:00 AM	5	—	—	—	—
LTRSY620	W2 state	Documerge printstream	1:00 AM	104	—	—	—	—
LTRY0751	B-notice customer as-required	Documerge printstream	1:00 AM	—	—	—	—	—
LTR70752	B-Notice customer as-required – second notice	Documerge printstream	1:00 AM	—	—	—	—	—
—	Total impressions per month	—		105,613	1,463	851	690	46,735

*	7:00 AM on month-end
Forms

	PAGEDEF	FORMDEF	OVERLAY	FORM
Federal
1099R	LTR5	LTRCR3	L9RCB3 L9RCF3	LO-1173 3-section, perforated
1099I	LTRA	LTRCI3	L9ICF3	Standard paper
1099M	LTRA	LTRCM3	L9MCF3	Standard paper
W2	LTR6T	LTRCW3	LW2CB3 LW2CF3	LO-1174 4-quadrants, perforated
5498	LTRA	LTRC53	L54CF3	Standard paper
State
1099I	LTR9I	LTRSI3	L9ISF3	LO-1173 3-section, perforated
1099M	LTR9M	LTRSM3	L9MSF3	LO-1173 3-section, perforated
1099R	LTR7	LTRSR3	L9RSF3	LO-1172 2-section, perforated
W2	LTR8	LTRSW3	LW2SF3	LO-1172 2-section, perforated
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.1.6 Correspondence
2.1.6.1 Bank Reconciliation System
When a check has not been cashed within 6 months of the issue date, the check is stale dated and a letter is generated. These letters get reviewed to confirm the correct mailing address and then are mailed to the customer. The intention is to disburse the monies owed to the customer.
Functional Requirements
•	This job runs monthly
Business Requirements
•	All output mailed directly
Archiving
Documents are stored in paper files.
Print Volumes

			Run	January	February	March	April	May
Job	Description	Output File Format	Time	2004	2004	2004	2004	2004
BRS0STCS	Customer service letters for standard accounts	Formatted output	7:00 PM	865	981	1,099	1,270	1,212
Forms
Standard paper
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.1.6.2	Agency Compensation Letters
E-comp letters (job LVO04550) and agent statements (job LVO04730) run from the same EOS extract. The extract file produced is picked up along with the agent compensation statement extract and the two are processed within the same EOS application (EOS03LFC).
The output for this job is processed daily using the Gunther post-processing equipment, and is mailed directly to agents.
     Functional Requirements
•	E-comp letters are packaged in standard tri-fold business envelopes.

•	There are no inserts.
     Business Requirements
     See “Print Volumes” below.
     Archiving
Agent E-comp letters are archived in AFP format and have been produced for approximately 2 years. These are stored on tape, with the past 18 months also stored on DASD and readily available for on-line viewing. The stored AFP document is converted to PDF on the fly for convenient handling and viewing.
     Print Volumes

Job	Description	Output File Format	Run Times	January	February	March	April	May
			**	2004	2004	2004	2004	2004
EOS04LSA	EComp update validation letters	Documerge printstream	3:00 AM	*	*	*	*	*
EOS04LSB	EComp update validation letters	Documerge printstream	3:00 AM	*	*	*	*	*
—	Total impressions per month (not available)	—

*	These counts are included in the numbers for agent compensation statements. The interface files are processed in the same set of EOS jobs.

**	Run can take up to 3:00 PM at quarter-end
     Forms

EComp update validation letters:	OC-673/EP 03/02
EComp update validation letters, NY:	OC-673/NYEP 05/02
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.1.6.3 Retirement Services
     Functional Requirements
•	There are no inserts.

•	Paris RMD Letters are printed locally.

•	Vantage RMD Letters are triggered by the MDA transaction under one of three conditions:
o	January 1 of the year that the annuitant turns 70 1/2,

o	the annuitant is already 70 1/2 when the contract is added to the admin system, or

o	when policies are added earlier in the year and the annuitant does not turn 70 1/2 until later in the year, RMD will be triggered on the RMD notice date, which is 90 days before the day they turn 70 1/2
•	schedule a/commission reports are created monthly, with the largest volume in January. The volume is about 2,000 per year, multiplied by about 4 pages each times 4 copies, results in about 32,000 pages.
     Business Requirements
•	Special handling (such as multiple pages and foreign addresses) can be mailed out directly to the recipient.

•	Need to have ability to contact vendor to pull letters from the output if unable to suppress.

•	Corporate audit reports can be mailed out directly.

•	Schedule a letters and commission reports must be returned to Symetra for manual handling the next Business Day.

•	Need a count validation of output and next day notice of any print failures or errored output.
     Archiving
•	Online view of printed output must be available within 2 days following mailing.

•	Documents must be stored in archive for a minimum of 7 years.

•	For Paris, only variables go to archive for storage now. There is rarely a need to access confirms. It would be helpful though to have online view and archive of all confirms.

•	For Vantage-one, all confirms go to archive.
     Print Volumes

Job	Description	Output File Format	Run Times	January	February	March	April	May
				2004	2004	2004	2004	2004
LPA1F170	Confirmation statements	Documerge printstream	11:00 PM	2,095	2,105	2,018	2,354	2,256
LPA1F172	Confirmation statements	Documerge printstream	11:00 PM	1,496	1,162	1,055	1,810	1,446
LPA1F174	Confirmation statements	Documerge printstream	11:00 PM	4,340	4,311	3,814	4,211	5,640
LPA1F176	Confirmation statements	Documerge printstream	11:00 PM	—	—	—	—	5
LPA1E210	IVR participant interface — PIN change	Formatted output	10:00 PM	68	56	45	64	48
LPA1K400	Annuity payment confirms	Formatted output	10:00 PM	7	5	—	7	6
LPA1W180	RMD letters	Local print	11:00 PM	—	—	—	—	—
LPA1S800	Schedule a letters and commission reports	Formatted output	11:00 PM	4,482	208	146	834	894
LPA1Y200	Corporate audit reports	Formatted output	11:00 PM	—	—	—	1,237	9,765
LPA10158	Mutual fund letters	Documerge printstream	11:00 PM	—	—	—	—	—
LVF03000	Confirmation statements	Documerge printstream	12:00 PM	3,364	3,247	2,996	3,509	3,211
LVF03050	Confirmation statements	Documerge printstream	12:00 PM	52	42	33	50	58
LVF03400	RMD letters	Documerge printstream	12:00 PM	104	90	102	114	105
LVF03500	Mutual fund letters	Documerge printstream	12:00 PM	—	—	—	—	—
—	Total Impressions per Month	—		16,008	11,226	10,209	14,190	23,434
     Forms
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW

Paris confirms:	LP-869/EP 7/99
Vantage-One confirms:	LN-811/EP 01/99
Vantage-One RMD letters:	LP-1240 11/01
Vantage-One:	LN-830 10/01
Vantage-One NY:	LN831 NYEP 01060200(1)
Vantage-One MULIC:	LN832 EP 100200(1)
Schedule a letters:	Letterhead
IVR participant interface:	Letterhead
Corporate audit reports:	Plain, legal
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.1.6.4 Group
The output from these three jobs is handled entirely by group systems. The output from job LCG20070 is sent to our customers by group accounting services. Group policy services verifies rates on jobs LCG50020 and job LCG50050 and activity reports and enrollment cards are placed into the envelopes with the census letters.
Therefore, LCG20070, LCG50020, and LCG50050 do not require any mail center or operations activities, just the processing and printing.
     Functional Requirements
     There are no inserts.
     Business Requirements
     All output must be returned to Symetra for manual handling the next Business Day.
     Archiving
     Printed output is not archived.
     Print Volumes

Job	Description	Output File Format	Run	January	February	March	April	May
			Times	2004	2004	2004	2004	2004
LCG20070	ERISA policy holder letter	Formatted output	10:00 PM	1,241	166	—	—	100
LCG50020	Renewal activity reporting — census letters	Formatted output	11:00 PM	167	42	—	—	60
LCG50050	60 worksheets, rate sheets, renewals	Formatted output	9:00 PM	55	207	—	—	40
—	Total impressions per month	—		1,463	415			200
     Forms
ERISA policy holder letter:
Renewal activity reporting — census letters:
60 worksheets, rate sheets, renewals:
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.1.6.5	Income Annuities
Customer correspondence is automatically generated by the LAB administrative system. The output is in the form of a letter and is printed on one of two letterhead forms: NY and Non-NY. The letters are folded, stuffed and mailed without the involvement of IA department personnel.
     Functional Requirements
     There are no inserts.
     Business Requirements
•	Output can be mailed directly to the recipients.

•	Output for New York must be printed on New York letterhead and mailed in New York envelopes.

•	Correspondence with a foreign address can be mailed directly with the appropriate postage applied.

•	Proof of mailing is not applicable.
     Archiving
     Printed output is not archived.
     Print Volumes

Job	Description	Output File	Frequency	Run	January	February	March	April	May
		Format		Times	2004	2004	2004	2004	2004
LABB0750	Termination of benefit letters	Formatted output	Daily	8:00 PM	206	194	—	226	238
LABM0350	Secured benefit account letters	Formatted output	Daily	8:00 PM	302	292	—	382	524
LABB0700	EFT audit letters	Formatted output	Monthly	8:00 PM	82	69	—	70	81
LABB0250	Explanation of benefit pages	Formatted output	Daily	8:00 PM	413	406	—	445	409
LABM0100	Verification of living status (VSL) letter	Formatted output	Annually	8:00 PM	—	—	—	—	—
—	Total impressions per month	—			1003	961		1123	1252
     Forms

TOB:	LA-4029/EP 11/01 – letterhead
TOB New York:	LA-4029/NYEP 3/02 – letterhead
SBA:	LA-4029/EP 11/01 – letterhead
EFT audit:	LA-4029/EP 11/01 – letterhead
EOB:	LA-4029/EP 11/01 – letterhead
EOB NewYork:	LA-4029/NYEP 03/02 – letterhead
VLS:	LA-4029/EP 11/01 – letterhead
VLS New York:	LA-4029/NYEP 3/02 — letterhead
Termination of benefit (TOB) letters are produced daily by job LABB0750. Letters are sent based on selection criteria advising payees of last payment. The trigger is when a contract is at or near the end of benefit payout period.
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
Secure benefit account (SBA) letters are produced daily by job LABM0350. Letters are sent to selected payees offering an SBA program.
EFT audit letters are produced monthly by job LABB0700. The output is a report listing EFT recipients with payments starting in the month. The trigger is the entry of customer request for benefit payment via EFT.
Explanation of benefits (EOB) letters are produced daily by job LABB0250. The output is sent to EOB recipients. The trigger is the entry of customer EOB request into the administrative system.
Verification of living status (VLS) letters are produced annually by job LABM0100. Letters are sent to annuitants and payees without an SSN on their record in the administrative system. The trigger is when the SSN is not entered on customer record (this can be a valid condition when tax reporting is not required for the individual).
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.1.6.6 Individual Life
     Functional Requirements
     There are no inserts.
     Business Requirements
•	All policy output must be available for print at Symetra H.Q. by 5:00am the next Business Day .
     Archiving
     Paper copies are scanned and stored.
     Print Volumes

		Output File	Run	January	February	March	April	May
Job	Description	Format	Times	2004	2004	2004	2004	2004
LISA0095	Owner term renewal letter, agent term renewal letter, owner secondary addr. letter, agent secondary addr. letter	Formatted output	10:00 PM	1,257	1,188	1,041	1,339	1,105
LISA0105	Cyberscribe agent setters, surrender letter cyberscribe records letters, premium pymt letter cyberscribe owner letters, initial pymt letter	Formatted output	10:00 PM	16,185	15,317	13,152	15,523	15,326
LISA0106	Vul confirm owner letters, Vul confirm agent letters, Vul confirm records letters	Formatted output	10:00 PM	480	331	443	301	586
LISA0116	Disbursement payee letters, Disbursement agent letters, Disbursement Symetra letters	Formatted output	10:00 PM	1,017	1,205	1,082	1,451	1,346
LISA0118	Life fund allocation letters	Formatted output	9:00 PM	576	279	543	210	849
LISA0119	Life reinstatement letters	Formatted output	10:00 PM	453	541	358	414	380
LISA0121	Credit card expiry letter — payer, credit card sxpiry letter — agent, credit card expiry letter — payer, masterplan gio notify report, masterplan gio letters — owner, masterplan gio letter — agent	Formatted output	10:00 PM	1,593	1,434	1,490	1,605	1,796
LISA0122	Policyholder letters / ind accounting, Symetra copy of letters / ind. acct’ing, agent copy of letters / mail room	Formatted output	10:00 PM	763	672	664	856	773
LISA0123	Maintenance letters, address change letters	Formatted output	10:00 PM	1,165	1,282	1,246	1,595	1,390
LISA0125	GDB/GCB notify letters, term/expiry notify letters, term rider/expiry letters, ETI expiry notify letters, Maturing policy letters, Symetra gio notify letters	Formatted output	10:00 PM	880	823	730	978	854
LISA0126	Lapse/Nfo letters — insured copy, Lapse/Nfo letters — agent copy, Lapse/Nfo letters — record copy	Documerge printstream	10:00 PM	7,634	6,793	5,622	7,090	7,034
LISA0335	Lis.Pa0335.detail.crown, Lis.Pa0335.detail.lincoln, Lis.Pa0335.reports.lincoln, reinsurance report	Tape, formatted output	11:00 PM	—	—	—	—	—
—	Total impressions per month	—		30,903	29,865	26,371	31,362	31,439
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
Forms
Letterhead
Lapse:          LO-1147 10/01
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.1.6.7 Mortgage Loan
Symetra offers mortgage loans to businesses for purchasing property, buildings, etc. The output produced to service these loans include tax statements for interest earned and invoices for loan payments.
     Functional Requirements
•	These outputs are mailed in standard packaging.

•	The 1098’s must be mailed in envelopes indicating “Tax Document Enclosed”.

•	Trigger for 1098’s is year-end.

•	Trigger for invoices is 20 days prior to payment due date.

•	A return envelope is inserted with non-EFT invoices.
     Business Requirements
•	1098’s can be mailed directly to the recipient/borrower.

•	If the mailing address on the invoice indicates Symetra, return the print to Symetra.

•	Proof of mailing is created for the invoices.
     Archiving
     1098’s are not currently archived.
      Invoices are archived.
     Print Volumes

				January	February	March	April	May
Job	Description	Output File Format	Run Times	2004	2004	2004	2004	2004
SCL02600	SCL 1098 misc. income (annual)	Formatted output	10:00 PM	1,237	—	—	—	—
EOS03000	SCL invoices	Formatted output	2:00 AM	500	500	500	500	500
—	Total impressions per month	—		1,737	500	500	500	500
Forms
1098’s:           CR-289/EP 2/90
Invoices:       CR-0322/EP 3/00 and CR-0317/EP 3/00 (perforated)
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.1.6.8 EFT Letters
These are letters of confirmation for benefit payments paid via electronic funds transfers (EFT) from the LRP administrative system for income annuities.
     Functional Requirements
     There are no inserts.
     Business Requirements
     There are no special handling requirements.
     Archiving
     Printed output is archived.
     Print Volumes

				January	February	March	April	May
Job	Description	Output File Format	Run Times	2004	2004	2004	2004	2004
LAD60306	EFT letters	Documerge printstream	10:00 PM	166	164	166	166	166
     Forms
     EFT letter:       letterhead (LA-4029/EP 11/01)
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.2 Test Environments
ACS must provide the ability to perform end-to-end testing in a fully functioning test environment for all stages of testing (unit, integration, acceptance, regression, parallel, system and quality assurance).
All test data must be secured according to Symetra standards. (There is potential that customer information is present in the test files and environments)
2.3 Test Outputs
Test outputs are produced for many of the same jobs used to create production outputs. Timing on these is random, and used only when maintenance or improvements are required.
Online viewing and/or test outputs must be available to Symetra within 24hrs.
Symetra needs the ability to run test jobs and print all, some, or none of the output. As an example: If Symetra is doing statement testing Symetra does not want to print contracts. Symetra may be able to accommodate this by sending only the files Symetra wants printed.
Symetra needs the ability to print and search specific data that is available for on-line viewing.
A method for generating outputs and readily reviewing the results is necessary. This includes both on-line viewing and reliable 1 to 1 test printing.
ACS must provide a process for ensuring that test runs are kept distinctly separate from production runs.
2.4 Audit Reports
Audit reports are required and must be designed and developed as part of this project. This report would contain, at a minimum, the number of prints produced, sorted by department and output type.
2.5 Proof of Mailing
The Proof of mailing consists of an affidavit page that lists some key identifying information, the documents in the packet and a signature space. The key identifiers would include the policy number. These are currently processed with the print job. These forms are completed, signed and stored for 10 years.
2.6 Printed Output Archive
Printed output is currently archived in a Symetra developed repository. The data is currently kept in the electronic print system (EPS) permanent archive forever (no limit on retention). There are approximately 6 million AFP images currently available on DASD or tape.
Data passes through either an EOS job or a department job that provides an indexed copy of the print file to the EPS system for archival. EPS archives the same file that originally goes to the printer to create the output sent to agents or customers. These archived documents are stored in APF format for use with IBM printers. The archive index key consists of up to 14 alphanumeric characters.
Reprints are currently requested through an IMS REPRINT transaction that batches up all the day’s reprint requests and prints/distributes them all at the same time during the nightly batch cycle. When a reprint is requested, the output generated is an exact duplicate of the original. The output is not “reconstructed” from form images plus data; rather, the output is a complete, intact copy of the original printed document.
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
In addition to the IMS REPRINT transaction, access is possible through browser-based viewing of both forms and stored transaction images. These images are converted from AFP to PDF format on the fly.
It is necessary for this archived information to continue to be available for reprint and on-line viewing after switching to the new output processing systems. Online viewing should be available for a minimum of 18 months. Symetra prefers that all images be located in one repository, rather than being scattered between many. This means that these images will need to be converted from Symetra’s archive to another archive. To accomplish this, the following options have been identified:
Option 1. Convert Symetra’s archived images to ACS’ archive system. Images could be stored either by ACS or be Symetra after the appropriate software has been installed. This is Symetra’s preferred option.
Option 2. Clone Symetra’s existing archive and transfer all new archive images to it on a daily basis. This archive would be managed by a Third Party vendor for Symetra
ACS shall assist Symetra with conversion to their repository, whether residing with ACS or purchased from ACS and installed by Symetra.
Regardless of which option is chosen, the data shall remain the property of Symetra.
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.7 Forms
Forms currently exist in many formats, including electronic Documerge AFP forms, AFP page segments, and printer overlays, and also pre-printed forms including letterhead, covers, agent card stock. While IBM/AFP processes and printers are currently used, their continued use is not a requirement.
2.7.1 Documerge Forms
Documerge forms include the annuity contract forms, life insurance policy forms, annual and quarterly statements forms, and some of the correspondence forms. They are coded from mockups using WordPerfect with Print Commander and Tag Commander plug-ins.
2.7.2 Line Text Forms
Many outputs are printed directly using the IBM Print Services Facility. These processes tend to use pre-printed forms and overlays.
2.7.3 Page Segments
Page segments are graphic elements such as logos, symbols or small blocks of text that are inserted into forms. They are either coded directly onto the form or placed on the form dynamically by the application allowing substitution of different logos on the same form. There are currently 43 of these page segments being used as listed below.
Page segments are created either from mockups (usually in Word format) or from PDFs. They are created by processing through a bit converter and uploaded to the mainframe libraries using legacy developed code. They are saved in AFP format.
The PDF versions are created using the IBM PDFTOAFP conversion utility, and are used when graphic detail is more challenging and critical. Better resolution is achievable with this method.
Page Segments Currently in Use

FCD Number	Description	Comments
FCD303	“Correction”
FCD365	Randy Talbot
FCD385
FCD416
FCD546	Midwestern United Life Ins Co	Logo
FCD365	Randy Talbot	Signature
FCD374	Randy Talbot	Signature with title
FCD436	Scott L. Bartholomaus	Signature with full title
FCD563	!VIVA!	Logo
FCD569	“CURRENT ACCOUNT HOLDINGS.
FCD572	Graphic element, 2 boxes
FCD573	Graphic element, 3 boxes
FCD574	Graphic element, 4 boxes
FCD575	Graphic element, 5 boxes
FCD576	Graphic element, 6 boxes
FCD577	Graphic element, 7 boxes
FCD578	Graphic element, 8 boxes
FCD598	George Pagos	Signature
FCD599	TM line
FCD600	Logo
FCD601	TM line
FCD602	How to Contact us
FCD603	How to Contact us
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW

FCD Number	Description	Comments
FCD604	How to Contact us
FCD605	How to Contact us
FCD606	If you have questions concerning this notice.
FCD607	If you have questions concerning this statement,.
FCD608	If you have questions concerning this notice,.
FCD609	If you have questions concerning this notice,.
FCD610	Amount received with.	Bold line with text
FCD611	If you have questions.	Bold line with text
FCD612	If you have questions.	Bold line with text
FCD613	American States Life Insurance	Address/Landscape
FCD614	Life Insurance Company	Address/Landscape
FCD615	American States Life Insurance	Address/Landscape
FCD616	Life Insurance Company	Address/Landscape
FCD617	Bold line with text	Landscape
FCD618	Bold line with text	Landscape
FCD619	Scott L. Bartholomaus	Signature with full title
FCD620	Scott L. Bartholomaus	Signature with full title for NY
FCD621	Logo with address
FCD622	Logo with address	For NY
FCD623	American States Insurance	Logo
FCD624	Amount received with.	Bold line with text
2.7.4 Overlays
Printer overlays are currently used by many of the daily print jobs, especially those written using line text output. Their basic purpose was to allow creation of graphical elements that were previously difficult to code and maintain on forms, especially lines or boxes. Using more modern forms creation processes and tools, it should be possible to eliminate the need for these overlays. For example, one overlay is merely a box creating a border around a text page. Tax forms, billing statements and some correspondence currently use overlays. There are currently 31 overlays in use, as listed below.

Overlays
010110	LTRC53
010120	LTRCI3
DMGALL	LTRCM3
DMGDFD	LTRCR3
DMGDFS	LTRCW3
DP701	LTRSI3
DP740	LTRSM3
DP1088	LTRSR3
DP1222	LTRSW3
FUL1SP	NY4029
LA4029	P701
LNB1	P740B
LPA2	P813
LPA4	SHORT
LPAA	STD1SP
LPAL
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.7.5 Character Sets
Character Sets Currently in Use

Character
Set	Description
AM12	Gothic 12 pitch with Fat-Dash character in the Tilde (-) position. Used for processing on AIMS machine.
AOD	Gothic and OCR-A 10 pitch
CR10	Courier 10 pitch
FM12	Format 12 pitch
GB12	Gothic Bold 12 pitch
GF10	Gothic Folded 10 pitch
GF12	Gothic Folded 12 pitch
GF15	Gothic Folded 15 pitch
GS10	Gothic 10 pitch
GS12	Gothic 12 pitch
GS15	Gothic 15 pitch
GT10	Gothic Text 10 pitch
GT12	Gothic Text 12 pitch
GT15	Gothic Text 15 pitch
GT18	Gothic Text 18 pitch
GT20	Gothic Text 20 pitch
GU12	Gothic Underscored 12 pitch
GU15	Gothic Underscored 15 pitch
H10B	Helvetica Latin 1 Bold 10 pitch
H12B	Helvetica Latin 1 Bold 08 pitch
H12I	Helvetica Latin 1 Italic 12 pitch
H08M	Helvetica Latin 1 08 pitch
H10M	Helvetica Latin 1 10 pitch
H12M	Helvetica Latin 1 12 pitch
LC12	Gothic 12 Pitch with Lower Case
QN	Gothic
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.7.6 Pre-printed Forms
Refer to the following list of forms. pre-printed forms are used when the 8-1/2 by 11 format is not suitable, when special perforations are required, or when color is desired — on letterhead for instance. All of the daily printing is now done black on white.
Pre-printed Forms

Forms	Description
1280	3900 (tractor feed) continuous forms paper
4000	Cuts sheet roll paper
DP154	15” wide, 8.5” high, white, tractor feed, not perforated
DP300
DP365	Labels, 13” wide, 12” high, tractor feed, 27 x 1-1/4 x 3-3/4
DP488/LU1184	New business worksheet, 9.5” wide, 11” high, pre-printed, tractor feed
G1190	W9 important tax notice — action is required
G1191	Second backup withholding warning
L-9610 08/01	Individual life policy cover, 8.5” wide, 11” high, cut sheet, pre-printed
L-9813	Individual life agent card, 11” wide, 8.5” high, cut sheet, pre-printed
LA-2090	Letterhead, 8.5” wide, 11” high, pre-printed, cut sheet
LA-2100	Letterhead, 9.5” wide, 11” high, pre-printed, tractor feed (not perforated)
LG-1105/DP 6/90	Group cards, 11” wide, 8.5” high, pre-printed, tractor feed, perforated edges
LO-1120/DP 4/03	Billing form, 9.5” wide, 7” high, pre-printed, tractor feed, not perforated
LO-1172	Card stock, 8.5” wide, 11” high, cut sheet, perforated 2 halves — top/bottom
LO-1173	Card stock, 8.5” wide, 11” high, cut sheet, perforated 3 thirds — top/middle/bottom
LO-1174	Card stock, 8.5” wide, 11” high, cut sheet, perforated 4 quadrants
LPC-339/DP 3/97	Certificate label, 7” wide, 10” high, tractor feed, two 6” by 4-3/4 labels
LU750	Letterhead, 8.5” wide, 11” high, pre-printed, cut sheet
W2-C	W2-C
W765	Check stock, MICR printer
2.7.7 Forms Conversion
Forms will need to be converted from the Safeco electronic forms libraries, along with page segments, overlays, and character sets. Suitable substitutions or replacements for some of these elements will be considered, especially for overlays. Forms usage is not currently directed by the existing Documerge capabilities.
•	All forms are contained in either of two libraries. One contains only the american states forms (approximately 3,000), while the second contains all the other forms (approximately 2,450).

•	The approximately 3000 american states forms are currently part of a project effort to eliminate the forms, slated to be complete by year-end 2004.

•	We may have up to an additional 1200 forms due to the name change not being accepted in all 50 states. The details will need to be further defined.
Forms can be categorized as follows
•	Deferred annuity contract related forms (~950)

•	Individual life insurance policies — Symetra (~1,500)

•	Individual life insurance policies — american states life (~3,000)

•	Statements (~10)

•	Confirmations (~5)

•	Other correspondence (~25)
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
Annuity contracts include welcome letters, guarantee association, privacy and other notices, endorsements, contract summaries, state-filed contract pages, customer application, and covers.
Forms tracking is currently accomplished using an IMS database rather than the Documerge forms management functions. It is referred to as the electronic forms management (EFM), and it keeps track of which forms are to be used to complete a given contract or policy. The key to this database includes:
•	Company

•	Product

•	Line of business

•	State

•	Working date (not process date)

•	Department key (s)
This database will remain available to Symetra, but other methods for specifying and selecting the appropriate forms sets are also of interest and will be considered.
2.7.8 Forms Coding and Maintenance
Forms coding and maintenance functions are currently “outsourced” to Safeco. Symetra does not perform this function. Forms are coded using either WordPerfect with Print Commander and Tag Commander plug-ins, or using DCF (limited mainly to landscape formats). Forms are compatible with Documerge version V3.0.6 with DocuGraph installed for pie charts.
Since the workload is highly variable, ranging from little to very high when new products or re-filings are required making management of internal coding resources difficult, Symetra is interested in having these services provided.
Issues that need to be addressed include:
•	Assignment of permanent contact representative and backup

•	Defined escalation process for urgent or unresolved issues

•	Qualification of coding staff

•	Turn-around time, standard and expedited

•	Cost for standard request

•	Cost for expedited request

•	Methods for proofing and approving forms in process

•	Method for introducing and maintaining forms in test and production

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.8 File Transfers
     File transfer protocols for daily extract files will need to be defined and developed for reliable, efficient, secure, cost-effective transfers. Symetra is contracting with a Third Party vendor to provide hosting of its mainframe and server-based applications. Output extract files will originate from the Third Party vendor location(s), and coordination of these transfers will be managed by them on Symetra’s behalf.
     The need for local printing can be accomplished in a number of ways. The methods chosen to accomplish this will determine the destination of files returned to Symetra.
•	ACS could print at their local facilities and deliver printed documents on a regular daily schedule. A consideration however is that batch outputs are not produced until later in the evening or early the next morning.

•	Symetra could provide space for certain local, time sensitive print jobs (e.g., check printing and cut-sheet documents, etc.). The printers themselves could be owned and run by either Symetra or ACS as negotiated.
2.8.1	Outgoing Files (from Symetra/Infrastructure Third Party vendor)
•	Daily batch outputs

•	On-line or special request

•	Test outputs
2.8.2	Incoming Files (to Symetra)
•	Reports and audits

•	Local printstream files

•	Printed output archive files
2.8.3	Specify the Following
•	Facility recommendations

•	Recommended production transfer methods

•	Recommended test transfer methods

•	Data encryption requirements

•	Data security specifications
2.8.4	File Sizes
Refer to the following list of current file extract sizes. Please note that these extract files were created for internal use and have not been compressed or designed for network transfer efficiency.
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
Current Extract Files Sizes

Category/System	Description	Job	File Size	Frequency
			(Mbytes)
Statements
CK4/Cyberlife	CK4 extract - feeds EOS03LFB	[***]	0.7 to 2.3	Daily
DSS	Agent compensation statements - feeds EOS03LFC	[***]	2	Daily
Paris	Case statements	[***]	700	Daily
Paris	Deferred annuity statements- feeds EOS03LFS	[***]	4 to 10,800	Quarterly/Daily
Vantage — One	Deferred annuity statements - feeds EOS03LFS	[***]	4 to 7,200	Quarterly/Daily

Policies and Contracts
CK4/Cyberlife	Individual policy pages	[***]	31	Daily
CK4/Cyberlife	Individual policy pages, agent cards/labels	[***]	2	Daily
CK4/Cyberlife	Individual policy pages	[***]	32	Daily
CK4/Cyberlife	Individual policy pages	[***]	1	Daily
CK4/Cyberlife	ASL policy pages	[***]	2	Daily
CK4/Cyberlife	Individual policy pages	[***]	2	Daily
CK4/Cyberlife	DPFS schedule pages,	[***]	3	Daily
	new business worksheets,
	agent cards, mailing labels
CK4/Cyberlife	DPFS schedule pages, new business worksheets,	[***]	5	Daily
	agent cards, mailing labels DPFS
	schedule pages
CK4/Cyberlife	Policy cover letters	[***]	4	Daily
CK4/Cyberlife	Amendment letters for new business	[***]	1	Daily
Vantage — One	Deferred annuity contracts	[***]	20	Daily

Billing Statements
CK4/Cyberlife	Billing letters	[***]	15	Daily
CK4/Cyberlife	List bill	[***]		Monthly
CK4/Cyberlife	Premium payment	[***]		Monthly
Group	Billing statements - self administered	[***]	2	Monthly
Group	Billing statements - List bill	[***]	2	Monthly
Paris	List bill statements	[***]	25	Daily
Paris	Paris loan billings	[***]	5	Weekly
Vantage — One	List bill statements	[***]	2	Daily

Tax Forms
FMS — LTR	1099s and W2 corrections	[***]	2	Daily
FMS — LTR	1099R customer	[***]	50	Yearly
FMS — LTR	1099I customer	[***]	3	Yearly
FMS — LTR	1099M customer	[***]	9	Yearly
FMS — LTR	1099LTC - typed manually	[***]	1	Yearly
FMS — LTR	1099I state	[***]	1	Yearly
FMS — LTR	1099M state	[***]	1	Yearly
FMS — LTR	1099R state	[***]	1	Yearly
FMS — LTR	5498 customer	[***]	20	Daily
FMS — LTR	W2 (non-payroll) customer	[***]	1	Annual
FMS — LTR	W2 G typed manually	[***]	1	Yearly
FMS — LTR	W2 state	[***]	1	Yearly
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW

Category/System	Description	Job	File Size	Frequency
			(Mbytes)
FMS — B-Notice	B-notice customer as-required	[***]		On request
FMS — B-Notice	B-notice customer as-required	[***]		On request

Checks
FMS — CDS	Check printing - direct mailing	[***]	62	Daily
FMS — CDS	Check printing - return to Symetra	[***]	34	Daily
FMS — CDS	Check printing - local printing	[***]	1	Daily

Notices/Correspondence
Bank Reconciliation System	Customer service letters for standard accounts	[***]	8	Monthly
CK4/Cyberlife	Owner term renewal letter
	Agent term renewal letter Owner secondary addr. letter
	Agent secondary addr. letter	[***]	3	Daily
CK4/Cyberlife	Cyberscribe agent letters, surrender letters
	Cyberscribe records letters, premium pymt letters
	Cyberscribe owner letters, initial pymt letters	[***]	8	Daily
CK4/Cyberlife	Vul confirm owner letters
	Vul confirm agent letters
	Vul xonfirm records letters	[***]	2	Daily
CK4/Cyberlife	Disbursement payee letters
	Disbursement agent letters
	Disbursement Symetra letters	[***]	4	Daily
CK4/Cyberlife	Fund allocation letters	[***]	2	Daily
CK4/Cyberlife	Reinstatement letters	[***]	2	Daily
CK4/Cyberlife	Credit card expiry letters - payer	[***]	3	Daily
	Credit card expiry letters - agent
	Masterplan gio notify report
	Masterplan gio letters - owner
	Masterplan gio letters - agent
CK4/Cyberlife	Policyholder/Symetra/agent letters	[***]	2	Daily
CK4/Cyberlife	Maintenance letters Address change letters	[***]	4	Daily
CK4/Cyberlife	GDB/GCB notify letters,	[***]	2	Daily
	Term/expiry notify letters,
	Term rider/expiry letters,
	ETI expiry notify letters, Maturing policy letters,
	Symetra gio notify letters
CK4/Cyberlife	Lapse/Nfo letters - insured copy,	[***]	9	Daily
	Lapse/Nfo letters - agent copy,
	Lapse/Nfo letters - record copy
CK4/Cyberlife	Lis.Pa0335.detail.crown, Lis.Pa0335.detail.lincoln,	[***]	2	monthly
	Lis.Pa0335.reports.lincoln,
	Reinsurance report
DSS	EComp update validation letters feed	[***]	2 to 590	Daily
FMS — CAPS/PAC	EFT letters	[***]	1	Daily
Group	ERISA policy holder letter	[***]	4	Monthly
Group	Renewal activity reporting - census letters	[***]	1	Monthly
Group	60 worksheets, rate sheets, renewals	[***]	1	Monthly
LAB — Income Annuities	Termination of benefit letters	[***]	1	Daily
LAB — Income Annuities	Secured benefit account letters	[***]	2	Daily
LAB — Income Annuities	EFT audit letters	[***]	1	Monthly
LAB — Income Annuities	Explanation of benefit pages	[***]	6	Daily
LAB — Income Annuities	Verification of living status letters (VSL)	[***]		Annually
Paris	Confirmation statements	[***]	2	Daily
Paris	Confirmation statements	[***]	2	Daily
Paris	Confirmation statements	[***]	4	Daily
Paris	Confirmation statements	[***]	1	Daily
Paris	IVR participant interface - PIN change	[***]	1	Daily
Paris	Annuity payment confirms	[***]	2	Monthly
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW

Category/System	Description	Job	File Size	Frequency
			(Mbytes)
Paris	RMD letters	[***]	2	Daily
Paris	Schedule a letters and commission reports	[***]	4	Monthly
Paris	Corporate audit reports	[***]	1	Daily
Paris	Mutual fund letters	[***]	1	Daily
SCL	Mortgage loan 1098 misc. income	[***]	4	Annual
Vantage — One	Confirmation statements	[***]	1 to 21	Daily
Vantage — One	Confirmation statements	[***]	0.25	Daily
Vantage — One	RMD letters	[***]	0.5	Daily
Vantage — One	Mutual fund letters	[***]	1	Daily
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.9	Future Needs
Future needs are identified here so that ACS can verify their ability to support the requests. These may either be added to the scope of this project effort or delayed for future enhancements, depending on the complexity and timelines.
2.9.1	All Systems
•	Automate handling of checks that come back to Symetra for various reasons.

•	Automate handling of schedule a letters and commission reports for retirement services.

•	Integrate systems for increased efficiency, improved automation, and movement toward electronic communication processes.

•	Set up electronic information transfer with agents rather than continuing to print, process and mail large quantities of agent copies.

•	Establish electronic billing presentment and payment capability.

•	Automate foreign address mailings.

•	Convert overlays to forms.
2.9.2	Income Annuities
•	Online view capability for all correspondence generated and mailed/faxed.

•	Automated contract issuance.
2.9.3	Agent Compensation Statements
•	Ability to stuff mailers in with statements (preferably automated).

•	Outsource Summit campaign production statements.

•	Ability to add campaign letters and statements to related outputs (preferably automated).

•	Ability to request stop pay on checks.
2.9.4	Retirement Services — Paris Annuity Case Statements and Annuity Billing Statements
•	Cover letter auto generated.

•	Non-formatted output converted to formatted using forms.

•	Ability to insert free-form comments on statements.
2.9.5	Retirement Services — Confirms, Audit Reports, RMD Letters, and Commission Reports
•	Ability to automate inserts with mailings.

•	Online view and archive of all confirms from Paris output.

•	Confirmation that the vendor pulled and disposed of the output.

•	Incorporate trip credit reports into mailings to agents.

•	Automate the matching and mailing of the schedule a letters and commission reports. Would require a database of TPA codes and Agent ID’s for corresponding addresses.

•	Consider merging the content of the schedule a letters and the commission report into one output.

•	Incorporate PSA mailings into other mailings as an insert.
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
2.9.6	Finance — Tax Forms
•	The forms are currently created as overlays, and text is manually placed by the application (Checkfree IRS/SRS/W2). These are difficult to maintain. It is preferred that these overlays be converted to electronic forms with variable tags. Multiple versions (previous years) can then be readily retrieved and used as needed. Updating the form would require no programming changes, unless a new tag was added.

•	Automate form 1042S for non-resident aliens.
2.9.7	Individual Life
•	Electronic transmission of agent mailings.

•	Automate policies
2.9.8	Mortgage Loan 1098’s
Ability to reproduce documents from the archive.
2.9.9	Group
•	Archive and view online

•	Automate mailings
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
Appendix A — System Flows
Output Processes
This generic process applies to most of our printed outputs

[1]	Some processes create line text output directly and do not require print stream generation software

[2]	Electronic Forms Management is mainly needed for Contracts and Policies

[3]	Overlays are used for forms with complex lines and boxes (like federal or state tax forms)

[4]	Only Statements, Confirms, Contracts, Policies and some correspondence are archived
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
CK4 and Cyberlife Printed Output Process
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
DSS Printed Output Process
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
FMS — CDS — LTR — CAPS Printed Output Process
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
Group Printed Output Process
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
Income Annuities Printed Output Process
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
Paris Printed Output Process
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
Vantage-One Printed Output Process
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
Table 1. Forms Creation and Maintenance SLRs.
ACS shall meet the following SLRs commencing on the Handover Date (unless a different date is expressly set forth in a particular SLR).
FORMS CREATION AND MAINTENANCE SLRs

General		Performance
Administration Task	Service Measure	Target	SLR Performance %
Code new forms from mockup (create draft)	Response time (SLA/SLR measurement and performance Target adjustment period of 90 calendar days after the Handover Date)	Within 3 Business Days	[***]%

Modify existing forms	Response time (SLA/SLR measurement and performance Target adjustment period of 90 calendar days after the Handover Date)	Within 2 Business Days	[***]%
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
FORMS CREATION AND MAINTENANCE SLRs

General		Performance
Administration Task	Service Measure	Target	SLR Performance %
Create new page segments/graphic elements (i.e. logos)	Response time (SLA/SLR measurement and performance Target adjustment period of 90 calendar days after the Handover Date)	Within 2 Business Days	[***]%

Complete corrections based on review of new or modified drafts	Response time (SLA/SLR measurement and performance Target adjustment period of 90 calendar days after the Handover Date)	Within 1 Business Day	[***]%

Move to production	Response time (SLA/SLR measurement and performance Target adjustment period of 90 calendar days after the Handover Date)	Move to production -completed upon approval for requests received per agreed to schedule	[***]%

Make form available to view online	Response time	Next Business Day after move to production	[***]%
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
FORMS CREATION AND MAINTENANCE SLRs

General		Performance
Administration Task	Service Measure	Target	SLR Performance %
	Formula	Number of requests completed within Performance Target /total of all requests occurring during Measurement Interval

	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows

	Measurement tool	To be agreed by the Parties
Table 2. Daily Production Processing SLRs
DAILY PRODUCTION PROCESSING SLRs

General		Performance
Administration Task	Service Measure	Target	SLR Performance %
Daily and Weekly Batch Outputs — ACS Location	Response time	Print, Package, Postage, mailing completed during next Business Day after receipt by print and mail center	[***]%

Daily and Weekly Batch Outputs — Local Processing Delivered to Symetra	Response time	Printed outputs returned to Symetra per agreed to schedule	[***]%

Monthly Batch Outputs — ACS Location	Response Time	Print, Package, Postage, mailing completed within two Business Days after receipt by print and mail center	[***]%

Monthly Batch Outputs — Local Processing Delivered to Symetra	Response time	Printed outputs returned to Symetra per agreed to schedule	[***]%
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW

General		Performance
Administration Task	Service Measure	Target	SLR Performance %
Quarterly and Annual Outputs	Response time	Print, Package, Postage, mailing completed per agreed to schedule	[***]%

Returns for bad address	Response time	Return information to Symetra by next Business Day after determination	[***]%

Returns for mail ruined during processing and handling	Response time	Recreate and mail by next Business Day. Mail ruined during pre-sort process will be delayed an additional Business Day.	[***]%

	Formula	Number of requests completed within performance Target /total of all requests occurring during Measurement Interval

	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows

Measurement tool		To be agreed by the Parties
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company
Schedule 2G — Output Processing Service SOW
Table 3. Testing SLRs
TESTING SLRs

General		Performance
Administration Task	Service Measure	Target	SLR Performance %
Printed, end-to-end test output availability	Response time	Complete test job within 1 Business Day of receipt of test extract file(s) and submission of job request	[***]%

Test support	Response time	Resolve testing output failures within 1 Business Day	[***]%

	Formula	Number of requests completed within performance Target /total of all requests occurring during Measurement Interval

	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows

	Measurement tool	To be agreed by the Parties
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2H — Content Management Services SOW
Schedule 2H

Content Management Services SOW
for
Symetra Life Insurance Company (Symetra)
Final Draft
December 30, 2004
Confidential Information
Page i

Symetra Life Insurance Company (Symetra)
Schedule 2H — Content Management Services SOW

1.0	Content Management Solution Overview	1
2.0	Content Management Strategy Goals:	1
3.0	Current Environment	2
4.0	Content Management Requirements	3
Confidential Information
Page i

Symetra Life Insurance Company (Symetra)
Schedule 2H — Content Management Services SOW
1.0 Content Management Solution Overview
The Content Management Services are the Services and activities, detailed in this Content Management Services SOW, required to provide and support Symetra with a number of Content Management Services. ACS is responsible for full provision, operation and management of Content Management Services including, but not limited to, the following Services:
•	Conversion off of the current content management solution (the “Content Management Solution”)

•	Ongoing document capture Services

•	Records management processes to address the regulatory and compliance retention policies

•	The Cross Functional Services as defined in Schedule 2A — Cross Functional Services SOW

•	Possible addition conversion of some existing paper files and microfiche records
As depicted in Figure 1 below, in addition to the Services described in this Content Management Services SOW, ACS is responsible for providing the Services described in Schedule 2A - Cross Functional Services SOW. Figure 1 depicts the relationship between the Cross Functional Services SOW, and all SOWs within the scope of the Agreement as of the Effective Date.

Cross Functional SOW

Data Center Services SOW	Distributed Computing Services SOW	Data Network Services SOW	Voice Comm. Services SOW	Help Desk Services SOW	Output Processing Services SOW	Content Management Services SOW
Figure 1: Service Towers with Cross Functional Services View
2.0 Content Management Strategy Goals
The following are the key high-level Service objectives Symetra expects to achieve through outsourced content management Services and this Content Management Services SOW:
•	Create a shared and common enterprise solution, which multiple lines of business can leverage to maximize value and minimize costs.

•	Create a highly scalable multi-site platform that will allow Symetra to reuse content, business logic, and design elements to reduce implementation costs in new areas.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2H — Content Management Services SOW
•	Ensure compliance with industry regulations through improved records management.

•	Provide the ability to integrate with other Third-Party systems.

•	Increase Operational Efficiencies

•	Improve customer service to internal and external customers

•	Increase customer retention

•	Reduction of lost documents

•	Reduction of paper storage requirements and the physical space that it requires

•	Dramatic decrease in the time and labor required to search for and retrieve documents

•	Increased work capacity and productivity (without adding employees)

•	Allow authorized End Users to put new and changed content into the Content Management Solution without IT involvement
3.0 Current Environment
Symetra currently has 24 million images and their associated index values in FileNet’s Content Services 5.1, running on one Compaq DL380 server with 1 GIG RAM, 1.6 Terabytes of virtual memory (currently half full), and 2 RAID 5 arrays (each array has 14 drives). The property manager, storage manager and SQL v7.0 database (index metadata) are all located on the same server. The majority of the images are multi-page group IV tiffs (no annotations, no versioning). There are a small number of files in their native file format (Microsoft Word, Microsoft Excel, and PDF). The conversion process needs to be completed in as short a period of time as possible to minimize the impact on Symetra’s ability to provide its current level of customer service.
Currently, there are five areas at Symetra that use document capture services provided by the Safeco Corporation: Retirement Services, Income Annuities, Group Benefits, Agency Appointments, and Individual. There are also a number of additional departments that are interested in participating in the content management solution once it has been implemented. Currently, with the exception of one process, the document capture occurs at the backend of the workflow after all processing has been completed. The exception is in Individual, where a portion of the documents are captured upfront and exported into Individual’s Business Process Management (“BPM”) tool (Viewstar). Symetra would like to modify its internal processes to allow for upfront scanning for all workflows, thus allowing Symetra to take advantage of some of the efficiencies provided by a BPM tool. Utilizing an upfront capture model will require that the vast majority of Symetra documents be captured within 24 hours of receipt at the capture facility. At this time, there are three known exceptions to this 24 hour turnaround; the Individual New Business workflow, and the variable products in both Individual and Retirement Services, all of which require four hour turnaround times. ACS will work with Symetra to develop more detailed Service specifications.
The 2003 document capture volumes for each of the Symetra entities using the Safeco Corporate Content Management Solution are as follows:
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2H — Content Management Services SOW

	Documents	Pages
Agency Appointments	18,644	41,319
Group Benefits	10,511	185,456
Income Annuities	24,145	156,858
Individual (upfront)	136,843	253,025
Individual	267,146	2,006,578
Retirement Services	286,760	755,380
In performing the content management Services required hereunder, ACS will work closely with Symetra to ensure a smooth transition and ACS shall meet all of the requirements set forth in this Content Management Services SOW.
The following provides additional detail on the current Content Management Solution provided by Symetra:
•	FileNet Content Services 5.1

•	1 Compaq DL380 Server
•	1 GIG RAM

•	1.6 Terabytes of virtual memory (currently half full)

•	2 RAID 5 arrays (each array has 14 drives).
•	Property manager, storage manager and SQL v7.0 database (index metadata) are all located on the same server.

•	Two content services libraries with 6 document classes (Individual and the rest of Symetra)

•	Majority of images are multi-page group IV tiffs (no annotations, no versioning)

•	A small number of files in their native file format (Microsoft Word, Microsoft Excel, and PDF)

•	Captiva’s Input Accel 4.0 for capture.

•	24 million images and their associated index values.

•	300,000 images added a month.

•	700 users accessing documents.

•	Characters to Index 10-30 depending on business.
4.0 Content Management Requirements
ACS shall provide content management Services to support the following Services requirements and specifications:
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2H — Content Management Services SOW
•	Document Capture:
•	Single or batch document scanning

•	Image enhancement (Deskew, despeckle, etc.)

•	OCR/ICR

•	Customizable interface
•	Library functions:
•	Storage of scanned Images, digital assets (images, sound, movies), Microsoft Office documents, and publishing output.

•	Managed content with the ability for End Users to check in and check out documents, create versions, and track changes made to the content.

•	Ability to add annotations to scanned images

•	Ability to use Microsoft Active Directory for security

•	Records management for regulatory and compliance issues (Retention, SOX, etc)

•	A security model that controls access to view, publish, annotate, and delete content. Security by user groups, document class, and document.
•	Search Function:
•	A robust search engine with index based search criteria to find content.

•	A security model that controls access to view, publish, annotate, and delete content.

•	An application programming interface (API) to provide a single browser-based interface to multiple repositories/systems.

•	Viewer with the following functions:
—	Reverse, rotate, scale, scroll, and zoom.

—	Annotations and markups, such as highlight, stamp, initials.

—	Thin client — Internet Explorer
•	Application Integration:
•	401K On-Line enrollment — Upload to Content Management Solution

•	Facsimile Transmissions — Upload to Content Management Solution

•	Upload of files in their native file format (Microsoft Word, Microsoft Excel, Microsoft PowerPoint, Microsoft Outlook, PDF) to Content Management Solution

•	Clarify CRM

•	EiStream ViewStar Workflow

•	RightFax
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2H — Content Management Services SOW
Content Management — Daily Production Processing SLRs

General Administration		Performance
Task	Service Measure	Target	SLR Performance %
Incoming mail returns	Response time (SLA/SLR measurement and performance Target adjustment period of 90 days after production deployment date)	Returns completed within 1 Business Day after determination that documents cannot be processed (illegible, damaged mail, out sorts, etc.)	[***]%

	Formula	To be agreed by the Parties

	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows

	Measurement Tool	Web report
Content Management — Printed Output Image Archive SLRs

General Administration		Performance
Task	Service Measure	Target	SLR Performance %
Accessibility of archived output data from FileNet	Response time (SLA/SLR measurement and performance Target adjustment period of 90 days after production deployment date)	Within 1 Business Day of corresponding print output	[***]%

Availability of archived images from FileNet	Number of responses (SLA/SLR measurement and performance Target adjustment period of 90 days after production deployment date)	Archive system available during scheduled hours	[***]%
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2H — Content Management Services SOW
Content Management — Printed Output Image Archive SLRs

General Administration		Performance
Task	Service Measure	Target	SLR Performance %
Online Viewing	Response time (SLA/SLR measurement and performance Target adjustment period of 90 days after production deployment date)	Document viewable within 5 seconds of valid request for data	[***]%

	Formula	Number of requests completed within performance Target/total of all requests occurring during Measurement Interval

	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows

	Measurement Tool	To be agreed by the Parties
Content Management — Capture Management SLRs

General Administration		Performance
Task	Service Measure	Target	SLR Performance %
Scanning	Scanning accuracy (SLA/SLR measurement and performance Target adjustment period of 90 days after production deployment date)	Straight on the screen and readable from left to right, In focus and clearly readable on the computer screen. No data is cutoff

		Less than 5 degrees of skew from the original image. Blank backside pages are properly deleted. Failure of any one or more of these targets contributes a reduction in scanning performance.	[***]%
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2H — Content Management Services SOW
Content Management — Capture Management SLRs

General Administration		Performance
Task	Service Measure	Target	SLR Performance %
Indexing	Scanning accuracy (SLA/SLR measurement and performance Target adjustment period of 90 days after production deployment date)	Index Accuracy is defined as the overall accuracy of all index fields except for memo fields. All index fields will be in error if one character is wrong. Memo field accuracy is based on the contents of the entire field. If the memo field is unreadable, it will count as an error in the accuracy calculation.	[***]%

Timeliness of turnaround	Response time (SLA/SLR measurement and performance Target adjustment period of 90 days after production deployment date)	Completed within 24 hours of cut-off schedule (cut-off schedule to be agreed by the parties)	[***]%

Backfiles	Response time (SLA/SLR measurement and performance Target adjustment period of 90 days after production deployment date)	Backfiles, (paper and/or fiche), are imaged within 1 Business Day as requested	[***]%

Records Retention	Document retention life cycle (SLA/SLR measurement and performance Target adjustment period of 90 days after production deployment date)	Documents retained according to schedule	[***]%
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2H — Content Management Services SOW
Content Management — Capture Management SLRs

General Administration		Performance
Task	Service Measure	Target	SLR Performance %
Receipt and Sorting	Response time (SLA/SLR measurement and performance Target adjustment period of 90 days after production deployment date)	Within 24 hours of cut-off schedule (cut-off schedule to be agreed by the Parties)

		Overnight and Special Delivery mail are scanned within 4 Business Day Hours of receipt. Not to exceed 5% of the daily volume.	[***]%

Rescans	Response time (SLA/SLR measurement and performance Target adjustment period of 90 days after production deployment date)	Within 90 day retention period, rescans will occur within 24 hours of receipt of the request	[***]%

Requests for Originals	Response time (SLA/SLR measurement and performance Target adjustment period of 90 days after production deployment date)	Within the 90 day retention period, an original request will be returned to Symetra within 24 hours of receipt of the request provided that storage file is easily identifiable	[***]%

Destruction / Recycling	Response time (SLA/SLR measurement and performance Target adjustment period of 90 days after production deployment date)	Documents destroyed per document retention/destruction schedule (schedule to be agreed by the Parties)	[***]%

	Formula	Total number of measured items minus the number of items in error, divided by the total number of measured items.

	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows

	Measurement Tool	Varies depending on the task
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2H — Content Management Services SOW
FileNet Content Management — Daily Hosting Production Processing SLRs

General Administration
Task	Service Measure	Performance Target	SLR Performance %
Acceptance of Inbound PDF Images from Output	FileNet system’s importation of inbound PDFs from the ACS supported output system per agreed to schedule

Response time

	(SLA/SLR measurement and performance Target adjustment period of 90 days after production deployment date)	Images should be imported into the FileNet system within 4 Business Hours.	[***]%

	Formula	Number of requests completed within performance Target/total of all requests occurring during Measurement Interval

	Measurement Interval	Capture daily, measure monthly, report monthly within approved operational windows

	Measurement Tool	Varies depending on the task
4.1 Reports
Without limiting the terms of Section 2.11.1 of the Agreement, ACS shall provide written reports to Symetra regarding ACS’ compliance with the SLRs and other content management reports specified in this Content Management Services SOW.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 2H — Content Management Services SOW
5.0 Referenced SOW Appendices and SOW Schedules
5.1 Referenced Data Center SOW Appendices
Not applicable.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.
Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 3—Fees
Schedule 3
Fees
for
Symetra Life Insurance Company
October 28, 2004

Mod 04	Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 3—Fees

1.0 Annual Services Fees	2
2.0 Management Fees	2
3.0 Transition Fees	3
4.0 Baselines	3
5.0 Fees For Recurring Services	5
5.1 Fixed Unit Pricing	5
5.2 ARC/RRC Units; Adjustments Outside of Deadband Allowance	5
6.0 Basis of Pricing and Assumptions	6
6.1 Basis of Pricing	6
6.2 Key Assumptions	7

List of Tables

Table 1. Annual Services Fees	2
Table 2. Management Fees	2
Table 3. Transition Fees	3
Table 4. Baselines	3

Table of Appendices

Appendix A Detailed Transition Fees
Appendix B ARC/RRC Unit Prices

Mod 04	Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 3—Fees
1.0 Annual Services Fees
The following are the Annual Services Fees for the Services, subject to adjustments as provided for in this Schedule 3 and in the Agreement. The Annual Services Fees will be divided by twelve (12) to determine the amount of fees to be invoiced monthly. If there is an adjustment to the Annual Services Fees, then the monthly amount will be recalculated on a going-forward basis, and the adjusted amount of Annual Services Fees will replace and supersede the prior Annual Services Fees for purposes of Table 1 below.
Table 1. Annual Services Fees

YEAR	Amount
Year 1 Annual Services Fees	$13,640,154
Year 2 Annual Services Fees	$12,899,830
Year 3 Annual Services Fees	$12,516,300
Year 4 Annual Services Fees	$13,146,859
Year 5 Annual Services Fees	$13,844,623

Total Annual Services Fees	$66,047,766

Note:	Annual Services Fees include all recurring carrier and network costs. Mod 04 removed output supplies and DR funding for output
ACS hereby grants to Symetra a sales inducement credit equal to $[***] Dollars ($ $[***] ), which Symetra shall have the right to apply against invoices issued by ACS during the first twelve (12) months following the Effective Date, provided that the dollar amount of any single application shall not exceed $[***] ($ $[***] ).
2.0 Management Fees
ACS will establish, staff and operate a program management office in accordance with Schedule 1 (Relationship Management) and Schedule 2 (Service Tower Services). The Fees for those Services are included in the Annual Services Fees and are identified in Table 2 below:
Table 2. Management Fees

	Monthly		Monthly		Monthly		Monthly		Monthly
Item Description	Year 1		Year 2		Year 3		Year 4		Year 5
Management Fees – Data Center	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Management Fees – Distributed Computing	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Management Fees – Help Desk	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Management Fees – Network	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Management Fees – Voice	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Management Fees – Output	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Management Fees – Content	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Total Management Fees	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 3—Fees
3.0 Transition Fees
      The following are the transition / one-time Fees for the Services.
Table 3. Transition Fees

Item Description	Year 1		Year 2		Year 3		Year 4		Year 5
Transition Fees – Data Center	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Transition Fees – Distributed Computing	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Transition Fees – Help Desk	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Transition Fees – Network	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Transition Fees – Voice	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Transition Fees – Output Processing	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Transition Fees – Content Management	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Total Transition Fees	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
The transition Fees will be invoiced as Services are received, due in accordance with Section 6.3.1 (b) of the Agreement. Invoicing will itemize: hardware, software, telecommunication pass-through charges and professional Services fees. The transition Fees referenced above are described in greater detail in Appendix A.
4.0 Baselines
Table 4 sets forth the Baselines for each of the first five (5) Contract Years (estimates only in the case of Contract Years two (2) through five (5)). The Baselines shall be re-set as provided in Section 6.2.3 of the Agreement.
Table 4. Baselines

	BASELINES
Item Description	Year 1	Year 2	Year 3	Year 4	Year 5
Data Center
Mainframe Server (MIPS)	410	410	410	437	503
Mainframe DASD (GB)	1,883	2,353	2,941	3,677	4,596
Mainframe Tape	13,540	14,217	14,928	15674	16,458
Microfiche	9,000	6,750	5,063	3,797	2,848
Laser (3900) Printer	415,972	332,742	266,193	212,955	170,364
NT Application Server	36	38	40	42	44
NT Database Server	6	7	8	9	10
NT File/Print Server	16	17	18	19	20
NT Messaging Server	9	10	10	11	12
NT Web/http	19	20	11	22	23
Other NT Servers	21	24	27	29	31
Additional Infrastructure Support	21	7.05	28.5	21	22.05
Development/Test/QA	80	84	88	92	97
NT Tape Backup	7.5	10	12.5	15.0	17.5
NT SAN Storage	16,384	16,384	18,432	20,480	22,528
Project Pool Hours	100	100	100	100	100

Distributed Computing
Management Services	1	1	1	1	1
Desktop Support - Remote Offices	103	103	103	103	103
Laptop Support - Remote Offices	36	36	36	36	36
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 3—Fees

	BASELINES
Item Description	Year 1	Year 2	Year 3	Year 4	Year 5
PDA Support - Remote Offices	26	26	26	26	26
**Distributed High-volume Production/Printing	1	1	1	1	1
Network-Attached Printer Support - HQ & Remote	73	75	77	79	81
IMProvider for PCs / Net Printers - Remote Offices	26	26	26	27	27
**IMProvider for Servers - HQ & Remote	1	1	1	1	1
Desktop Support and Engineering	1112	1108	1106	1103	1101

Help Desk
Help Desk Calls	973	997	1,020	1,045	1,045
Help Desk Tool Use (Symetra IT Use of Provider Tools)	17	18	19	19	19

Data Network
Managed Routers	15	15	15	15	15
Managed Switches	17	17	17	17	17
Managed DSUs/CSUs	5	5	5	5	5
Managed Firewalls	4	4	4	4	4

Voice
Large PBX’s (Over 300 handsets / Extensions)	1,007	1,030	1,053	1,077	1,101
PBX Handsets	1,110	1,133	1,156	1,180	1,204
PBX -Like Services	1,110	1,133	1,156	1,180	1,204
ACD-Like Services	150,000	153,600	157,286	161,061	164,927
IVR-Like Services	150,000	153,600	157,286	161,061	164,927
Voice Mail Systems	1,248	1,271	1,294	1,318	1,342
Voice Circuit Monitoring	1	1	1	1	1
Call Recording	1	1	1	1	1

Output
Page Output (Simplex Printed Page)	612,214	673,435	740,779	814,857	896,343
Post-Processing	306,650	337,315	371,047	408,152	448,967
6x9 envelopes	287,105	315,816	347,398	382,138	420,352
Automated flat envelopes	9,014	9,915	10,907	11,998	13,198
Boxes	10,362	11,398	12,538	13,792	15,171
Binding	169	186	205	226	249
Storage	500	575	661	760	874
Forms Coding and Maintenance	208	208	208	208	208
Postal Presorting	287,105	315,816	347,398	382,138	420,352
Supplies to be supplied by Symetra
6x9 envelopes	287,105	315,816	347,398	382,138	420,352
Flat envelopes	9,014	9,915	10,907	11,998	13,198
Boxes	10,362	11,398	12,538	13,792	15,171

Content Management
744,049 annual document volumes	744,049	744,049	744,049	744,049	744,049
Annual number of pages	3,398,616	3,398,616	3,398,616	3,398,616	3,398,616
Mailroom	283,218	283,218	283,218	283,218	283,218
Scanning	283,218	283,218	283,218	283,218	283,218
Indexing	62,004	62,004	62,004	62,004	62,004
MicroFiche/Film BF Conversion (Scan on-demand only)	8,000,000	8,000,000	8,000,000	8,000,000	8,000,000

Mod 04	Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 3—Fees
5.0 Fees For Recurring Services
5.1 Fixed Unit Pricing
Fees for recurring Services are aggregated and based upon fixed unit prices for the resource consumption or volumes identified in the applicable Baselines. The fees represent all variable and fixed cost components comprising ACS’ charges to deliver the Services. In accordance with the terms set forth in Section 6.2.3, the fees will be adjusted (subject to the Deadband Allowance described below) to the actual resource consumption/volumes in the user environment, and will take effect on the invoice for the following month. For any resource consumption/volumes that may vary from day-to-day or other periodic basis, a monthly average will be used to determine whether an adjustment based on an increase or decrease in resource consumption or volumes should be made.
The Parties have established a “Deadband Allowance” that provides for Services growth and contraction within a five percent (5%) variance above and below the Baselines. Accordingly, if there is a variation in a resource consumption or volume within the Deadband Allowance, there will be no fee adjustment.
–	Example (Fixed Unit Price): If the Baseline for a Service is one hundred (100) users, then the charge will be calculated as one hundred (100) times the unit price.

–	Example (Within Deadband Allowance): If the Baseline for a Service is one hundred (100) users, the Deadband Allowance starts at ninety-five (95) and ends at one hundred five (105). There is no adjustment of Fees for adding or subtracting users within this range.
5.2 ARC/RRC Units; Adjustments Outside of Deadband Allowance
A. ARC/RRC Units. ARC and RRC unit charges/reductions have been defined for each component of Service in the Table included in Appendix B.
For additions or deletions to resource consumption/volumes outside the Deadband Allowance, the monthly fee will increase or decrease based on the incremental resource consumption/volume from the Deadband Allowance low point (for delete) or high point (for add) times the unit price.
–	Example (ARC Within Deadband Allowance): If the Baseline is one hundred (100) users, and actual volume is one hundred thirty (130) users, on the next monthly invoice, the fee is calculated as 105 * x + (130-105) * y (where “x” = fixed unit price and “y” = unit price for add units)

–	Example (RRC Within Deadband Allowance): If the Baseline is one hundred (100) users, and actual volume is seventy-five (75) users, on the next monthly invoice, the fee is calculated as 95 * x + (75-95) * (z — x) (where “x” = fixed unit price and “z” = unit price for delete units)
B. Adjustments Outside of Deadband Allowance. If Symetra’s actual consumption/volume for a particular component of Service is twenty percent (20%) higher or lower than the applicable Baseline during any ninety (90) consecutive calendar days, the Parties agree to re-set the affected Baseline(s) and to negotiate in good faith pricing for the higher or lower Baseline(s).

Mod 04	Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 3Fees
6.0 Basis of Pricing and Assumptions
6.1	Basis of Pricing

The basis for the Fees in this Schedule 3 include the following:

Data Center
•	Pricing for hot site includes 300 MIPS, 1.2GB DASD, one hundred twenty (120) shared servers, one (1) email retention server, disaster recovery analyst travel and seventy-two (72) hours annual test time.

•	“Project Pool” shall mean one hundred (100) hours per month for infrastructure-related IT work requested by Symetra so long as: (a) the request is for a discrete unit of non-recurring work, it requires start-up, planning and execution; (b) the work is not required for ACS to meet other obligations under the Agreement; (c) the work is not required to meet SLAs. Symetra and ACS will assess and adjust number of hours in the Project Pool during 1Q and 3Q of each calendar year. If Symetra authorizes an increase in the Project Pool hours per month, the rate for such additional Services shall be provided at the blended rate of [***] ($[***]) per hour. If Symetra exceeds the number of Project Pool hours available in a given month, the excess hours will be charged using the above blended rate. If Symetra does not fully utilize the Project Pool hours available in a given month, the balance of unused hours available for that month shall remain chargeable, and the hours shall accumulate and aggregate and be usable for a twelve (12) month period from the date they were not used, after which time such hours shall expire.

•	The NT SAN storage Baseline is an approximate total. Actual NT SAN storage requirements will be refined during transition. Pricing is assumed as a linear scale basis for volume increases or decreases from the Baseline.
Distributed computing
•	N/A
Help Desk
•	N/A
Data Network
•	Circuit rates represent monthly recurring charges. Installation charges are waived by carrier if circuit is kept in place for one (1) year. If a circuit is disconnected before one (1) year the carrier will impose the original install fee of up to [***] Dollars ($[***]). This fee, if applicable, will be charged to Symetra as a pass through expense.
Voice
•	Symetra retains maintenance costs for owned or leased PBX systems.

•	Voice transport and long distance rates are billed directly to Symetra with an additional [***] percent ([***]%) management fee.
Output Services
•	Monthly fee will be based on actual volume processed.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 3—Fees
•	Volume does not drop below twenty percent (20%) of volume stated in RFP.

•	Symetra will prepay postage into USPS metered accounts.

•	Symetra to provide all consumable print supplies with the exception of white 81/2 by 11 (cut-sheet and continuous feed) and 8/12 x 11 perforated cut sheets (SYM-100-continous feed, 200 cut sheet, 1400 perforated cut sheets).

•	Output DR is not available at this time.
Content Management Services
•	Five (5) indexed fields with no more than nine (9) keystrokes per field (defined by product line).

•	Shipping, paper storage, and certified destruction, and telecom costs are pass-through items billed to Symetra, i.e., paper backfile, microfiche, outsorts, checks, patch sheets, etc.

•	Paper and fiche storage costs not to exceed thirty (30), sixty (60), ninety (90), and one hundred eighty (180) days from receipt from Symetra depending upon product type.

•	The FileNet software includes a test suite to perform testing against current applications.

•	Assumes content management Services with two hundred fifty (250) dedicated SLUs and 110 SLUs at a ration of 4:1. A total of seven hundred (700) total system users is assumed.

•	ACS assumes that Symetra’s preferred approach for development of new, P8 compatible versions of the following applications will be completed via in-house development or the use of FileNet’s professional services:
o	401(k) On-Line enrollment — Upload to content management solution

o	Clarify CRM

o	EiStream ViewStart Workflow
6.2	Key Assumptions

The following are key assumptions on which the Fees in this Schedule are based:

Data Center
•	Pricing assumes software listed in Attachment L to the Agreement. Additional software requirements will incur additional charges if discovered after the Effective Date.

•	ACS will be allowed to install and execute SOFT AUDIT to validate software inventory.

•	Symetra will retain responsibility for copying Symetra Data at the Redmond data center from both physical tape and the VSM to ACS VTS and physical drives temporarily installed at the RDC for migration purposes.

•	Safeco ACF2 security database with Symetra Data will be provided to ACS for migration purposes.

•	ACS will be allowed to use full system lift methodology to perform the transition from the Safeco data center to the ACS data center.

•	Channel and DASD requirements for migration purposes at Safeco data center are retained expenses.

•	Assumes Symetra data will be segregated by DASD volumes to support full volume dumps.

•	Safeco and Symetra will provide necessary IT configuration and architectural information in ACS-requested format required to establish the new Symetra IT

Mod 04	Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 3—Fees
infrastructure, thus simplifying configuration of new enterprise equipment and environment.

•	Pricing for hot site includes 300 MIPS, 1.2GB DASD, one hundred twenty (120) shared servers, one (1) email retention server, disaster recovery analyst travel and seventy-two (72) hours annual test time.

•	Processor utilization is defined as physical machine utilization taken from the SMF type-70 records as reported by IBM’s “RMF CPU Summary Report”. SMF records are recorded on a fifteen (15)-minute interval (ninety-six (96) intervals each day) and report the average processor utilization during the interval.

•	Baseline configuration is defined as an IBM Z890 system configured for 410 MIPS offered capacity. [***] Dollars ($[***]) monthly fee for twelve (12) months post transition that will serve as ‘term insurance’ for capability to increase to 489 MIPS with option to renew term insurance annually. Upon direction by Symetra to discontinue the 489 MIP option, ACS will reduce recurring billings by [***] Dollars ($[***]) per month.

•	To increase mainframe capacity to a 489 MIP Mainframe processor, a High-Utilization-Week is defined as five (5) consecutive non-holiday weekdays (Monday through Friday) with average CPU utilization of seventy percent (70%) or higher of the Baseline configuration.

•	To reduce mainframe capacity to a 312 MIP Mainframe processor, a High-Utilization-Week (as defined above) should measure below fifty percent (50%) processor utilization of the Baseline configuration for each of four (4) consecutive months. ACS will perform a capacity study and determine the feasibility of a mainframe downgrade. After presentation of the study, Symetra management, at its sole discretion, may elect to initiate a mainframe processor downgrade with associated RRC credits (as described in this Schedule 3). Mainframe processor downgrade will occur in the first quarter following fiscal year end.
Distributed computing
•	None
Help Desk
•	None
Data Network
•	Pricing for VAN connections is not included.

•	Circuit rates represent monthly recurring charges. Installation charges are waived by carrier if circuit is kept in place for one (1) year. If a circuit is disconnected before one (1) year the carrier may impose the original install fee of up to [***] Dollars ($[***]). This fee, if applicable, will be charged to Symetra as a pass through expense, without markup.

•	Internet access- sold as a bundled service from the carriers and is not broken down by port and access charges.
Voice
•	Symetra retains maintenance costs for owned or leased PBX systems.
Output Services
•	Monthly fee will be based on actual volume processed.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 3—Fees
•	Third Party presort house will be used for 6x9 envelopes to achieve postal discounts.

•	Symetra to provide all consumable print supplies with the exception of white 81/2 by 11 (cut-sheet and continuous feed) and 8/12 x 11 perforated cut sheets (SYM-100-continous feed, 200 cut sheet, 1400 perforated cut sheets).
Content Management Services
•	New business P.O. box mail will be immediately re-routed to Kentucky to begin pilot.

•	Content management and mailroom image Services will be performed by ACS domestically in London, Kentucky.

Mod 04	Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 3—Fees
Appendix A – Detailed Transition Fees
[***]
The actual billing date may vary based on the final Transition Plan.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 3—Fees
Appendix B – ARC/RRC Unit Prices

			Price for Add Units		Price for Delete Units
	Baseline Unit Price		(ARC)		(RRC)
	Baseline Unit Price		Increase Above the		Decrease Below the
	(extended Unit		Deadband		Deadband
	Pricing remains		(Increase from 5.1% to		(Decrease from 5.1% to
	constant within the		20% above the Initial		20% below the Initial
Item Description	10% Deadband)		Order Counts)		Order Counts)
Year 1
Data Center
Mainframe Server (per MIP)	$	[***]	$	[***]	$	[***]
Mainframe DASD (per GB)	$	[***]	$	[***]	$	[***]
Mainframe Tape	$	[***]	$	[***]	$	[***]
Application Server	$	[***]	$	[***]	$	[***]
Database Server	$	[***]	$	[***]	$	[***]
File/Print Server	$	[***]	$	[***]	$	[***]
Messaging Server	$	[***]	$	[***]	$	[***]
Web/HTTP Server	$	[***]	$	[***]	$	[***]
Development/Test/QA	$	[***]	$	[***]	$	[***]
NT Tape Backup	$	[***]	$	[***]	$	[***]
NT SAN Storage SLA-1		$—	$	[***]	$	[***]
NT SAN Storage SLA-2	$	[***]	$	[***]	$	[***]
IT Continuity	$	[***]		$—		$—
Print	$	[***]		$—		$—
Other - Project Pool Hours (rate per hour)	$	[***]	$	[***]	$	[***]
EAM Project - Ongoing labor	$	[***]		$—		$—

Distributed Computing
Desktop Support - Remote Offices per desktop	$	[***]	$	[***]	$	[***]
Laptop Support - Remote Offices per laptop	$	[***]	$	[***]	$	[***]
PDA Support - Remote Offices per PDA	$	[***]	$	[***]	$	[***]
E-Mail Server Support - HQ & Remote per server		$—		$—		$—
File / Print Server Support - HQ & Remote per server		$—		$—		$—
Network-Attached Printer Support - HQ & Remote per printer	$	[***]	$	[***]	$	[***]
Remote High-volume Production/Printing		$—		$—		$—
IMAC for PCs / Net Printers - Remote Offices per IMAC	$	[***]	$	[***]	$	[***]
IMAC for Servers - HQ & Remote per IMAC	$	[***]	$	[***]	$	[***]
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 3—Fees

Baseline Unit Price
Baseline Unit Price
	(extended Unit		Price for Add Units		Price for Delete Units
	Pricing remains		(ARC)		(RRC)
	constant within the		Increase Above the		Decrease Below the
Item Description	10% Deadband)		Deadband		Deadband
Help Desk
Per Call	$	[***]	$	[***]	$	[***]
5 pack floating user Remedy licenses		$—	$	[***]	$	[***]
5 pack fixed user Remedy licenses		$—	$	[***]	$	[***]
100 P-Synch and ID-Synch licenses		$—	$	[***]	$	[***]

Data Network
Routers per unit	$	[***]	$	[***]	$	[***]
Switches per unit	$	[***]	$	[***]	$	[***]
DSUs/CSUs per unit	$	[***]	$	[***]	$	[***]
Firewalls per unit	$	[***]	$	[***]	$	[***]
FRADS per unit	$	[***]	$	[***]	$	[***]
IMProvider per device	$	[***]	$	[***]	$	[***]
Circuits-See Data Transport recurring tab
Hardware for new remote site (Not including circuit costs)		$—	$	[***]	$	[***]
Hardware cost at each remote site		$—	$	[***]	$	[***]
Hardware cost for NWSC network module		$—	$	[***]	$	[***]
BRI Circuit at remote site		$—	$	[***]	$	[***]
PRI circuit to NWSC		$—	$	[***]	$	[***]
Local Loop Charges for Circuits		$—	$	[***]	$	[***]
Internet access -Dual DS-3 burstable to 7.5M		$—	$	[***]	$	[***]
-Access port fees for Internet access		$—
Circuits-Point to Point		$—
-DS3 Point to Point AT&T		$—	$	[***]	$	[***]
-DS3 - Point to Point-Verizon		$—	$	[***]	$	[***]
Circuits-Frame relay		$—
-56k		$—	$	[***]	$	[***]
-128K		$—	$	[***]	$	[***]
-256K		$—	$	[***]	$	[***]
-384K		$—	$	[***]	$	[***]
-512K		$—	$	[***]	$	[***]
-768K		$—	$	[***]	$	[***]
-1.024M		$—	$	[***]	$	[***]
-1.544M		$—	$	[***]	$	[***]
DS3- ATM/FR Internetworking		$—	$	[***]	$	[***]
Voice Communications
Circuit monitoring per trunk		$—		$—		$—
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 3—Fees

Baseline Unit Price
Baseline Unit Price
	(extended Unit		Price for Add Units		Price for Delete Units
	Pricing remains		(ARC)		(RRC)
	constant within the		Increase Above the		Decrease Below the
Item Description	10% Deadband)		Deadband		Deadband
IMProvider Per PBX		$—		$—		$—
Large PBX’s (over 300 Extensions) per unit		$—		$—		$—
Small PBXs (LT 75 extensions) per unit		$—		$—		$—
PBX Handsets per unit		$—	$	[***]	$	[***]
ACD, IVR IMProvider		$—		$—		$—
Voice Circuit IMProvider		$—		$—		$—
Teleconferencing
Teleconference Services		$—		$—		$—
Calling Cards		$—		$—		$—
Cell Phones		$—		$—		$—
Voice Mailbox Users		$—		$—		$—
Add Locations/Remote Offices/Remote Workers
Location		$—		$—		$—
Remote Office		$—		$—		$—
Remote Worker		$—	$	[***]
Voice Services-Local and Long Distance
Dedicated		$—		$—		$—
Switched		$—		$—		$—
Circuits
Fractional T-1:
56/64k		$—	$	[***]	$	[***]
128k		$—	$	[***]	$	[***]
256k		$—	$	[***]	$	[***]
384k		$—	$	[***]	$	[***]
512k		$—	$	[***]	$	[***]
DS3-FR		$—	$	[***]	$	[***]
Fractional DS3- Internet BW		$—	$	[***]	$	[***]
OCX		$—		$—		$—
Other		$—
Local Loop Charges for Circuits		$—	$	[***]	$	[***]

Output Processing
Simplex Printed Page	$	[***]	$	[***]	$	[***]
Post-Processing
6x9 envelopes	$	[***]	$	[***]	$	[***]
Automated flat envelopes	$	[***]	$	[***]	$	[***]
Boxes	$	[***]	$	[***]	$	[***]
Binding	$	[***]	$	[***]	$	[***]
Storage
Forms Coding and Maintenance	$	[***]	$	[***]	$	[***]
Postal Presorting	$	[***]	$	[***]	$	[***]
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 3—Fees

Baseline Unit Price
Baseline Unit Price
	(extended Unit		Price for Add Units		Price for Delete Units
	Pricing remains		(ARC)		(RRC)
	constant within the		Increase Above the		Decrease Below the
Item Description	10% Deadband)		Deadband		Deadband
Supplies
deleted
deleted
deleted
Duplex Printed Page		$—	$	[***]	$	[***]
Content Management
Mailroom services
-Mailroom	$	[***]	$	[***]	$	[***]
-Scanning	$	[***]	$	[***]	$	[***]
-Indexing	$	[***]	$	[***]	$	[***]
MicroFiche/Film BF Conversion (Scan on-demand only)						$—
-Prep documents	$	[***]	$	[***]	$	[***]
-Scanning	$	[***]	$	[***]	$	[***]
-Imaging	$	[***]	$	[***]	$	[***]
-Copying	$	[***]	$	[***]	$	[***]
-Indexing	$	[***]	$	[***]	$	[***]
-Checks	$	[***]	$	[***]	$	[***]
-Research	$	[***]	$	[***]	$	[***]
Paper Active BF Conversion
-Prep documents	$	[***]	$	[***]	$	[***]
-Scanning	$	[***]	$	[***]	$	[***]
-Imaging	$	[***]	$	[***]	$	[***]
-Copying	$	[***]	$	[***]	$	[***]
-Indexing	$	[***]	$	[***]	$	[***]
-Checks	$	[***]	$	[***]	$	[***]
-Research	$	[***]		$—		$—
Lockbox (per check processed)	$	[***]		$—		$—
T1 with 512 PVC	$	[***]		$—		$—
FileNet Software Maintenance	$	[***]		$—		$—
Disaster Recovery	$	[***]		$—		$—

Year 2
Data Center
Mainframe Server (per MIP)	$	[***]	$	[***]	$	[***]
Mainframe DASD (per GB)	$	[***]	$	[***]	$	[***]
Mainframe Tape	$	[***]	$	[***]	$	[***]
Application Server	$	[***]	$	[***]	$	[***]
Database Server	$	[***]	$	[***]	$	[***]
File/Print Server	$	[***]	$	[***]	$	[***]
Messaging Server	$	[***]	$	[***]	$	[***]
Web/HTTP Server	$	[***]	$	[***]	$	[***]
Development/Test/QA	$	[***]	$	[***]	$	[***]
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 3—Fees

Baseline Unit Price
Baseline Unit Price
	(extended Unit		Price for Add Units		Price for Delete Units
	Pricing remains		(ARC)		(RRC)
	constant within the		Increase Above the		Decrease Below the
Item Description	10% Deadband)		Deadband		Deadband
NT Tape Backup	$	[***]	$	[***]	$	[***]
NT SAN Storage SLA-1		$—	$	[***]	$	[***]
NT SAN Storage SLA-2	$	[***]	$	[***]	$	[***]
IT Continuity	$	[***]		$—		$—
Print	$	[***]		$—		$—
Other - Project Pool Hours	$	[***]	$	[***]	$	[***]
EAM Project - Ongoing labor	$	[***]		$—		$—

Distributed Computing
Desktop Support - Remote Offices per desktop	$	[***]	$	[***]	$	[***]
Laptop Support - Remote Offices per laptop	$	[***]	$	[***]	$	[***]
PDA Support - Remote Offices per PDA	$	[***]	$	[***]	$	[***]
E-Mail Server Support - HQ & Remote per server
File / Print Server Support - HQ & Remote per server
Network-Attached Printer Support - HQ & Remote per printer	$	[***]	$	[***]	$	[***]
Remote High-volume Production/Printing
IMAC for PCs / Net Printers - Remote Offices per IMAC	$	[***]	$	[***]	$	[***]
IMAC for Servers - HQ & Remote per IMAC	$	[***]	$	[***]	$	[***]

Help Desk
Per Call	$	[***]	$	[***]	$	[***]
5 pack floating user Remedy licenses		$—	$	[***]	$	[***]
5 pack fixed user Remedy licenses		$—	$	[***]	$	[***]
100 P-Synch and ID-Synch licenses		$—	$	[***]	$	[***]

Data Network
Routers per unit	$	[***]	$	[***]	$	[***]
Switches per unit	$	[***]	$	[***]	$	[***]
DSUs/CSUs per unit	$	[***]	$	[***]	$	[***]
Firewalls per unit	$	[***]	$	[***]	$	[***]
FRADS per unit	$	[***]	$	[***]	$	[***]
IMProvider per device	$	[***]	$	[***]	$	[***]
Circuits-See Data Transport recurring tab
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 3—Fees

Baseline Unit Price
Baseline Unit Price
	(extended Unit	Price for Add Units		Price for Delete Units
	Pricing remains	(ARC)		(RRC)
	constant within the	Increase Above the		Decrease Below the
Item Description	10% Deadband)	Deadband		Deadband
Hardware for new remote site (Not including circuit costs)	$—	$	[***]	$	[***]
Hardware cost at each remote site	$—	$	[***]	$	[***]
Hardware cost for NWSC network module	$—	$	[***]	$	[***]
BRI Circuit at remote site	$—	$	[***]	$	[***]
PRI circuit to NWSC	$—	$	[***]	$	[***]
Local Loop Charges for Circuits	$—	$	[***]	$	[***]
Internet access -Dual DS-3 burstable to 7.5M	$—	$	[***]	$	[***]
-Access port fees for Internet access
Circuits-Point to Point
-DS3 Point to Point AT&T	$—	$	[***]	$	[***]
-DS3 - Point to Point-Verizon	$—	$	[***]	$	[***]
Circuits-Frame relay
-56k	$—	$	[***]	$	[***]
-128K	$—	$	[***]	$	[***]
-256K	$—	$	[***]	$	[***]
-384K	$—	$	[***]	$	[***]
-512K	$—	$	[***]	$	[***]
-768K	$—	$	[***]	$	[***]
-1.024M	$—	$	[***]	$	[***]
-1.544M	$—	$	[***]	$	[***]
DS3- ATM/FR Internetworking	$—	$	[***]	$	[***]

Voice Communications
Circuit monitoring per trunk	$—		$—		$—
IMProvider Per PBX	$—		$—		$—
Large PBX’s (over 300 Extensions) per unit	$ [***]		$—		$—
Small PBXs (LT 75 extensions) per unit	$—		$—		$—
PBX Handsets per unit	$—	$	[***]	$	[***]

ACD, IVR IMProvider	$—
Voice Circuit IMProvider	$—		$—		$—
Teleconferencing			$—		$—
Teleconference Services	$—
Calling Cards	$—		$—		$—
Cell Phones	$—		$—		$—
Voice Mailbox Users	$—		$—		$—
Add Locations/Remote Offices/Remote Workers	$—		$—		$—
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information

Symetra Life Insurance Company (Symetra)
Schedule 3-Fees

			Price for Add Units		Price for Delete Units
	Baseline Unit Price		(ARC)		(RRC)
Baseline Unit Price
(extended Unit
Pricing remains
	constant within the		Increase Above the		Decrease Below the
Item Description	10% Deadband)		Deadband		Deadband
Location		$—
Remote Office		$—		$—		$—
Remote Worker		$—		$—		$—
Voice Services-Local and Long Distance				$—		$—
Dedicated		$—
Switched		$—		$—		$—
Circuits				$—		$—
Fractional T-1:		$—
56/64k		$—	$	[***]	$	[***]
128k		$—	$	[***]	$	[***]
256k		$—	$	[***]	$	[***]
384k		$—	$	[***]	$	[***]
512k		$—	$	[***]	$	[***]
DS3-FR		$—	$	[***]	$	[***]
Fractional DS3- Internet BW		$—	$	[***]	$	[***]
OCX		$—		$—		$—
Other
Local Loop Charges for Circuits			$	[***]	$	[***]
Output Processing
Simplex Printed Page	$	[***]	$	[***]	$	[***]
Post-Processing
6x9 envelopes	$	[***]	$	[***]	$	[***]
Automated flat envelopes	$	[***]	$	[***]	$	[***]
Boxes	$	[***]	$	[***]	$	[***]
Binding	$	[***]	$	[***]	$	[***]
Storage		$—
Forms Coding and Maintenance	$	[***]	$	[***]	$	[***]
Postal Presorting	$	[***]	$	[***]	$	[***]
Supplies
Deleted
Deleted
Deleted
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information Page 17

Symetra Life Insurance Company (Symetra)
Schedule 3-Fees

			Price for Add Units		Price for Delete Units
	Baseline Unit Price		(ARC)		(RRC)
Baseline Unit Price
(extended Unit
Pricing remains
	constant within the		Increase Above the		Decrease Below the
Item Description	10% Deadband)		Deadband		Deadband
Duplex Printed Page			$	[***]	$	[***]

Content Management
Mailroom services
-Mailroom	$	[***]	$	[***]	$	[***]
-Scanning	$	[***]	$	[***]	$	[***]
-Indexing	$	[***]	$	[***]	$	[***]
MicroFiche/Film BF Conversion (Scan on-demand only)						—
-Prep documents	$	[***]	$	[***]	$	[***]
-Scanning	$	[***]	$	[***]	$	[***]
-Imaging	$	[***]	$	[***]	$	[***]
-Copying	$	[***]	$	[***]	$	[***]
-Indexing	$	[***]	$	[***]	$	[***]
-Checks	$	[***]	$	[***]	$	[***]
-Research	$	[***]	$	[***]	$	[***]
Paper Active BF Conversion						—
-Prep documents	$	[***]	$	[***]	$	[***]
-Scanning	$	[***]	$	[***]	$	[***]
-Imaging	$	[***]	$	[***]	$	[***]
-Copying	$	[***]	$	[***]	$	[***]
-Indexing	$	[***]	$	[***]	$	[***]
-Checks	$	[***]	$	[***]	$	[***]
-Research	$	[***]		$—		$—
Lockbox (per check processed)	$	[***]		$—		$—
T1 with 512 PVC	$	[***]		$—		$—
FileNet Software Maintenance	$	[***]		$—		$—
Disaster Recovery	$	[***]		$—		$—

Year 3
Data Center
Mainframe Server (per MIP)	$	[***]	$	[***]	$	[***]
Mainframe DASD (per GB)	$	[***]	$	[***]	$	[***]
Mainframe Tape	$	[***]	$	[***]	$	[***]
Application Server	$	[***]	$	[***]	$	[***]
Database Server	$	[***]	$	[***]	$	[***]
File/Print Server	$	[***]	$	[***]	$	[***]
Messaging Server	$	[***]	$	[***]	$	[***]
Web/HTTP Server	$	[***]	$	[***]	$	[***]
Development/Test/QA	$	[***]	$	[***]	$	[***]
NT Tape Backup	$	[***]	$	[***]	$	[***]
NT SAN Storage SLA-1	$	[***]	$	[***]	$	[***]
NT SAN Storage SLA-2	$	[***]	$	[***]	$	[***]
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information Page 18

Symetra Life Insurance Company (Symetra)
Schedule 3-Fees

			Price for Add Units		Price for Delete Units
	Baseline Unit Price		(ARC)		(RRC)
Baseline Unit Price
(extended Unit
Pricing remains
	constant within the		Increase Above the		Decrease Below the
Item Description	10% Deadband)		Deadband		Deadband
IT Continuity	$	[***]		$—		$—
Print	$	[***]		$—		$—
Other — Project Pool Hours	$	[***]	$	[***]	$	[***]
EAM Project — Ongoing labor	$	[***]		$—		$—

Distributed Computing
Desktop Support — Remote Offices per desktop	$	[***]	$	[***]	$	[***]
Laptop Support — Remote Offices per laptop	$	[***]	$	[***]	$	[***]
PDA Support — Remote Offices per PDA	$	[***]	$	[***]	$	[***]
E-Mail Server Support — HQ & Remote per server
File / Print Server Support — HQ & Remote per server
Network-Attached Printer Support — HQ & Remote per printer	$	[***]	$	[***]	$	[***]
Remote High-volume Production/Printing
IMAC for PCs / Net Printers — Remote Offices per IMAC	$	[***]	$	[***]	$	[***]
IMAC for Servers — HQ & Remote per IMAC	$	[***]	$	[***]	$	[***]

Help Desk
Per Call	$	[***]	$	[***]	$	[***]
5 pack floating user Remedy licenses		$—	$	[***]	$	[***]
5 pack fixed user Remedy licenses		$—	$	[***]	$	[***]
100 P-Synch and ID-Synch licenses		$—	$	[***]	$	[***]

Data Network
Routers per unit	$	[***]	$	[***]	$	[***]
Switches per unit	$	[***]	$	[***]	$	[***]
DSUs/CSUs per unit	$	[***]	$	[***]	$	[***]
Firewalls per unit	$	[***]	$	[***]	$	[***]
FRADS per unit	$	[***]	$	[***]	$	[***]
IMProvider per device	$	[***]	$	[***]	$	[***]
Circuits-See Data Transport recurring tab
Hardware for new remote site (Not including circuit costs)		$—	$	[***]	$	[***]
Hardware cost at each remote site		$—	$	[***]	$	[***]
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information Page 19

Symetra Life Insurance Company (Symetra)
Schedule 3-Fees

		Price for Add Units		Price for Delete Units
	Baseline Unit Price	(ARC)		(RRC)
Baseline Unit Price
(extended Unit
Pricing remains
	constant within the	Increase Above the		Decrease Below the
Item Description	10% Deadband)	Deadband		Deadband
Hardware cost for NWSC network module	$—	$	[***]	$	[***]
BRI Circuit at remote site	$—	$	[***]	$	[***]
PRI circuit to NWSC	$—	$	[***]	$	[***]
Local Loop Charges for Circuits	$—	$	[***]	$	[***]
Internet access -Dual DS-3 burstable to 7.5M	$—	$	[***]	$	[***]
-Access port fees for Internet access	$—		$—		$—
Circuits-Point to Point	$—		$—		$—
-DS3 Point to Point AT&T	$—	$	[***]	$	[***]
-DS3 - Point to Point-Verizon	$—	$	[***]	$	[***]
Circuits-Frame relay	$—
-56k	$—	$	[***]	$	[***]
-128K	$—	$	[***]	$	[***]
-256K	$—	$	[***]	$	[***]
-384K	$—	$	[***]	$	[***]
-512K	$—	$	[***]	$	[***]
-768K	$—	$	[***]	$	[***]
-1.024M	$—	$	[***]	$	[***]
-1.544M	$—	$	[***]	$	[***]
DS3- ATM/FR Internetworking	$—	$	[***]	$	[***]

Voice Communications
Circuit monitoring per trunk	$—		$—		$—
IMProvider Per PBX	$—		$—		$—
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information Page 20

Symetra Life Insurance Company (Symetra)
Schedule 3-Fees

		Price for Add Units		Price for Delete Units
	Baseline Unit Price	(ARC)		(RRC)
Baseline Unit Price
(extended Unit
Pricing remains
	constant within the	Increase Above the		Decrease Below the
Item Description	10% Deadband)	Deadband		Deadband
Large PBX’s (over 300 Extensions) per unit	$ [***]		$—		$—
Small PBXs (LT 75 extensions) per unit	$—		$—		$—
PBX Handsets per unit		$	[***]	$	[***]
ACD, IVR IMProvider	$—		$—		$—
Voice Circuit IMProvider	$—		$—		$—
Teleconferencing
Teleconference Services	$—		$—		$—
Calling Cards	$—		$—		$—
Cell Phones	$—		$—		$—
Voice Mailbox Users	$—		$—		$—
Add Locations/Remote Offices/Remote Workers
Location	$—		$—		$—
Remote Office	$—		$—		$—
Remote Worker	$—		$—		$—
Voice Services-Local and Long Distance
Dedicated	$—		$—		$—
Switched	$—		$—		$—
Circuits
Fractional T-1:
56/64k	$—	$	[***]	$	[***]
128k	$—	$	[***]	$	[***]
256k	$—	$	[***]	$	[***]
384k	$—	$	[***]	$	[***]
512k	$—	$	[***]	$	[***]
DS3-FR	$—	$	[***]	$	[***]
Fractional DS3- Internet BW	$—	$	[***]	$	[***]
OCX	$—		$—		$—
Other
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information Page 21

Symetra Life Insurance Company (Symetra)
Schedule 3-Fees

			Price for Add Units		Price for Delete Units
	Baseline Unit Price		(ARC)		(RRC)
Baseline Unit Price
(extended Unit
Pricing remains
	constant within the		Increase Above the		Decrease Below the
Item Description	10% Deadband)		Deadband		Deadband
Local Loop Charges for Circuits		$—	$	[***]	$	[***]

Output Processing
Simplex Printed Page	$	[***]	$	[***]	$	[***]
Post-Processing
6x9 envelopes	$	[***]	$	[***]	$	[***]
Automated flat envelopes	$	[***]	$	[***]	$	[***]
Boxes	$	[***]	$	[***]	$	[***]
Binding	$	[***]	$	[***]	$	[***]
Storage		$—
Forms Coding and Maintenance	$	[***]	$	[***]	$	[***]
Postal Presorting	$	[***]	$	[***]	$	[***]
Supplies
Deleted
Deleted
Deleted
Duplex Printed Page			$	[***]	$	[***]

Content Management
Mailroom services
-Mailroom	$	[***]	$	[***]	$	[***]
-Scanning	$	[***]	$	[***]	$	[***]
-Indexing	$	[***]	$	[***]	$	[***]
MicroFiche/Film BF Conversion (Scan on-demand only)						—
-Prep documents	$	[***]	$	[***]	$	[***]
-Scanning	$	[***]	$	[***]	$	[***]
-Imaging	$	[***]	$	[***]	$	[***]
-Copying	$	[***]	$	[***]	$	[***]
-Indexing	$	[***]	$	[***]	$	[***]
-Checks	$	[***]	$	[***]	$	[***]
-Research	$	[***]	$	[***]	$	[***]
Paper Active BF Conversion						—
-Prep documents	$	[***]	$	[***]	$	[***]
-Scanning	$	[***]	$	[***]	$	[***]
-Imaging	$	[***]	$	[***]	$	[***]
-Copying	$	[***]	$	[***]	$	[***]
-Indexing	$	[***]	$	[***]	$	[***]
-Checks	$	[***]	$	[***]	$	[***]
-Research	$	[***]		$—		$—
Lockbox (per check processed)	$	[***]		$—		$—
T1 with 512 PVC	$	[***]		$—		$—
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information Page 22

Symetra Life Insurance Company (Symetra)
Schedule 3-Fees

			Price for Add Units		Price for Delete Units
	Baseline Unit Price		(ARC)		(RRC)
Baseline Unit Price
(extended Unit
Pricing remains
	constant within the		Increase Above the		Decrease Below the
Item Description	10% Deadband)		Deadband		Deadband
FileNet Software Maintenance	$	[***]		$—		$—
Disaster Recovery	$	[***]		$—		$—

Year 4
Data Center
Mainframe Server (per MIP)	$	[***]	$	[***]	$	[***]
Mainframe DASD (per GB)	$	[***]	$	[***]	$	[***]
Mainframe Tape	$	[***]	$	[***]	$	[***]
Application Server	$	[***]	$	[***]	$	[***]
Database Server	$	[***]	$	[***]	$	[***]
File/Print Server	$	[***]	$	[***]	$	[***]
Messaging Server	$	[***]	$	[***]	$	[***]
Web/HTTP Server	$	[***]	$	[***]	$	[***]
Development/Test/QA	$	[***]	$	[***]	$	[***]
NT Tape Backup	$	[***]	$	[***]	$	[***]
NT SAN Storage SLA-1		$—	$	[***]	$	[***]
NT SAN Storage SLA-2	$	[***]	$	[***]	$	[***]
IT Continuity	$	[***]		$—		$—
Print	$	[***]		$—		$—
Other — Project Pool Hours	$	[***]		$—		$—
EAM Project — Ongoing labor	$	[***]		$—		$—

Distributed Computing
Desktop Support — Remote Offices per desktop	$	[***]	$	[***]	$	[***]
Laptop Support — Remote Offices per laptop	$	[***]	$	[***]	$	[***]
PDA Support — Remote Offices per PDA	$	[***]	$	[***]	$	[***]
E-Mail Server Support — HQ & Remote per server
File / Print Server Support — HQ & Remote per server
Network-Attached Printer Support - HQ & Remote per printer	$	[***]	$	[***]	$	[***]
Remote High-volume Production/Printing
IMAC for PCs / Net Printers — Remote Offices per IMAC	$	[***]	$	[***]	$	[***]
IMAC for Servers — HQ & Remote per IMAC	$	[***]	$	[***]	$	[***]

Help Desk
Per Call	$	[***]	$	[***]	$	[***]
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information Page 23

Symetra Life Insurance Company (Symetra)
Schedule 3-Fees

			Price for Add Units		Price for Delete Units
	Baseline Unit Price		(ARC)		(RRC)
Baseline Unit Price
(extended Unit
Pricing remains
	constant within the		Increase Above the		Decrease Below the
Item Description	10% Deadband)		Deadband		Deadband
5 pack floating user Remedy licenses		$—	$	[***]	$	[***]
5 pack fixed user Remedy licenses		$—	$	[***]	$	[***]
100 P-Synch and ID-Synch licenses		$—	$	[***]	$	[***]

Data Network
Routers per unit	$	[***]	$	[***]	$	[***]
Switches per unit	$	[***]	$	[***]	$	[***]
DSUs/CSUs per unit	$	[***]	$	[***]	$	[***]
Firewalls per unit	$	[***]	$	[***]	$	[***]
FRADS per unit	$	[***]	$	[***]	$	[***]
IMProvider per device	$	[***]	$	[***]	$	[***]
Circuits-See Data Transport recurring tab
Hardware for new remote site (Not including circuit costs)		$—	$	[***]	$	[***]
Hardware cost at each remote site		$—	$	[***]	$	[***]
Hardware cost for NWSC network module		$—	$	[***]	$	[***]
BRI Circuit at remote site		$—	$	[***]	$	[***]
PRI circuit to NWSC		$—	$	[***]	$	[***]
Local Loop Charges for Circuits		$—	$	[***]	$	[***]
Internet access -Dual DS-3 burstable to 7.5M		$—	$	[***]	$	[***]
-Access port fees for Internet access		$—		$—		$—
Circuits-Point to Point		$—		$—		$—
-DS3 Point to Point AT&T		$—	$	[***]	$	[***]
-DS3 - Point to Point-Verizon		$—	$	[***]	$	[***]
Circuits-Frame relay		$—
-56k		$—	$	[***]	$	[***]
-128K		$—	$	[***]	$	[***]
-256K		$—	$	[***]	$	[***]
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information Page 24

Symetra Life Insurance Company (Symetra)
Schedule 3-Fees

		Price for Add Units		Price for Delete Units
	Baseline Unit Price	(ARC)		(RRC)
Baseline Unit Price
(extended Unit
Pricing remains
	constant within the	Increase Above the		Decrease Below the
Item Description	10% Deadband)	Deadband		Deadband
-384K	$—	$	[***]	$	[***]
-512K	$—	$	[***]	$	[***]
-768K	$—	$	[***]	$	[***]
-1.024M	$—	$	[***]	$	[***]
-1.544M	$—	$	[***]	$	[***]
DS3- ATM/FR Internetworking	$—	$	[***]	$	[***]

Voice Communications
Circuit monitoring per trunk	$—		$—		$—
IMProvider Per PBX	$—		$—		$—
Large PBX’s (over 300 Extensions) per unit	$ [***]		$—		$—
Small PBXs (LT 75 extensions) per unit	$—		$—		$—
PBX Handsets per unit	$—	$	[***]	$	[***]
ACD, IVR IMProvider	$—		$—		$—
Voice Circuit IMProvider	$—		$—		$—
Teleconferencing
Teleconference Services	$—		$—		$—
Calling Cards	$—		$—		$—
Cell Phones	$—		$—		$—
Voice Mailbox Users	$—		$—		$—
Add Locations/Remote Offices/Remote Workers
Location	$—		$—		$—
Remote Office	$—		$—		$—
Remote Worker	$—		$—		$—
Voice Services-Local and Long Distance
Dedicated	$—		$—		$—
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information Page 25

Symetra Life Insurance Company (Symetra)
Schedule 3-Fees

			Price for Add Units		Price for Delete Units
	Baseline Unit Price		(ARC)		(RRC)
Baseline Unit Price
(extended Unit
Pricing remains
	constant within the		Increase Above the		Decrease Below the
Item Description	10% Deadband)		Deadband		Deadband
Switched		$—		$—		$—
Circuits
Fractional T-1:
56/64k		$—	$	[***]	$	[***]
128k		$—	$	[***]	$	[***]
256k		$—	$	[***]	$	[***]
384k		$—	$	[***]	$	[***]
512k		$—	$	[***]	$	[***]
DS3-FR		$—	$	[***]	$	[***]
Fractional DS3- Internet BW		$—	$	[***]	$	[***]
OCX		$—		$—		$—
Other
Local Loop Charges for Circuits		$—	$	[***]	$	[***]

Output Processing
Simplex Printed Page	$	[***]	$	[***]	$	[***]
Post-Processing		$—		$—		$—
6x9 envelopes	$	[***]	$	[***]	$	[***]
Automated flat envelopes	$	[***]	$	[***]	$	[***]
Boxes	$	[***]	$	[***]	$	[***]
Binding	$	[***]	$	[***]	$	[***]
Storage		$—		$—		$—
Forms Coding and Maintenance	$	[***]	$	[***]	$	[***]
Postal Presorting	$	[***]	$	[***]	$	[***]
Supplies		$—		$—		$—
Deleted
Deleted
Deleted
Duplex Printed Page		$—	$	[***]	$	[***]

Content Management
Mailroom services
-Mailroom	$	[***]	$	[***]	$	[***]
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information Page 26

Symetra Life Insurance Company (Symetra)
Schedule 3-Fees

			Price for Add Units		Price for Delete Units
	Baseline Unit Price		(ARC)		(RRC)
Baseline Unit Price
(extended Unit
Pricing remains
	constant within the		Increase Above the		Decrease Below the
Item Description	10% Deadband)		Deadband		Deadband
-Scanning	$	[***]	$	[***]	$	[***]
-Indexing	$	[***]	$	[***]	$	[***]
MicroFiche/Film BF Conversion (Scan on-demand only)						—
-Prep documents	$	[***]	$	[***]	$	[***]
-Scanning	$	[***]	$	[***]	$	[***]
-Imaging	$	[***]	$	[***]	$	[***]
-Copying	$	[***]	$	[***]	$	[***]
-Indexing	$	[***]	$	[***]	$	[***]
-Checks	$	[***]	$	[***]	$	[***]
-Research	$	[***]	$	[***]	$	[***]
Paper Active BF Conversion						—
-Prep documents	$	[***]	$	[***]	$	[***]
-Scanning	$	[***]	$	[***]	$	[***]
-Imaging	$	[***]	$	[***]	$	[***]
-Copying	$	[***]	$	[***]	$	[***]
-Indexing	$	[***]	$	[***]	$	[***]
-Checks	$	[***]	$	[***]	$	[***]
-Research	$	[***]		$—		$—
Lockbox (per check processed)	$	[***]		$—		$—
T1 with 512 PVC	$	[***]		$—		$—
FileNet Software Maintenance	$	[***]		$—		$—
Disaster Recovery	$	[***]		$—		$—

Year 5
Data Center
Mainframe Server (per MIP)	$	[***]	$	[***]	$	[***]
Mainframe DASD (per GB)	$	[***]	$	[***]	$	[***]
Mainframe Tape	$	[***]	$	[***]	$	[***]
Application Server	$	[***]	$	[***]	$	[***]
Database Server	$	[***]	$	[***]	$	[***]
File/Print Server	$	[***]	$	[***]	$	[***]
Messaging Server	$	[***]	$	[***]	$	[***]
Web/HTTP Server	$	[***]	$	[***]	$	[***]
Development/Test/QA	$	[***]	$	[***]	$	[***]
NT Tape Backup	$	[***]	$	[***]	$	[***]
NT SAN Storage SLA-1		$—	$	[***]	$	[***]
NT SAN Storage SLA-2	$	[***]	$	[***]	$	[***]
IT Continuity	$	[***]		$—		$—
Print	$	[***]		$—		$—
Other — Project Pool Hours	$	[***]		$—		$—
EAM Project — Ongoing labor	$	[***]		$—		$—
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information Page 27

Symetra Life Insurance Company (Symetra)
Schedule 3-Fees

			Price for Add Units		Price for Delete Units
	Baseline Unit Price		(ARC)		(RRC)
Baseline Unit Price
(extended Unit
Pricing remains
	constant within the		Increase Above the		Decrease Below the
Item Description	10% Deadband)		Deadband		Deadband
Distributed Computing
Desktop Support — Remote Offices per desktop	$	[***]	$	[***]	$	[***]
Laptop Support — Remote Offices per laptop	$	[***]	$	[***]	$	[***]
PDA Support — Remote Offices per PDA	$	[***]	$	[***]	$	[***]
E-Mail Server Support — HQ & Remote per server
File / Print Server Support — HQ & Remote per server
Network-Attached Printer Support - HQ & Remote per printer	$	[***]	$	[***]	$	[***]
Remote High-volume Production/Printing
IMAC for PCs / Net Printers - Remote Offices per IMAC	$	[***]	$	[***]	$	[***]
IMAC for Servers — HQ & Remote per IMAC	$	[***]	$	[***]	$	[***]

Help Desk
Per Call	$	[***]	$	[***]	$	[***]
5 pack floating user Remedy licenses		$—	$	[***]	$	[***]
5 pack fixed user Remedy licenses		$—	$	[***]	$	[***]
100 P-Synch and ID-Synch licenses		$—	$	[***]	$	[***]

Data Network
Routers per unit	$	[***]	$	[***]	$	[***]
Switches per unit	$	[***]	$	[***]	$	[***]
DSUs/CSUs per unit	$	[***]	$	[***]	$	[***]
Firewalls per unit	$	[***]	$	[***]	$	[***]
FRADS per unit	$	[***]	$	[***]	$	[***]
IMProvider per device	$	[***]	$	[***]	$	[***]
Circuits-See Data Transport recurring tab
Hardware for new remote site (Not including circuit costs)		$—	$	[***]	$	[***]
Hardware cost at each remote site		$—	$	[***]	$	[***]
Hardware cost for NWSC network module		$—	$	[***]	$	[***]
BRI Circuit at remote site		$—	$	[***]	$	[***]
PRI circuit to NWSC		$—	$	[***]	$	[***]
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information Page 28

Symetra Life Insurance Company (Symetra)
Schedule 3-Fees

		Price for Add Units		Price for Delete Units
	Baseline Unit Price	(ARC)		(RRC)
Baseline Unit Price
(extended Unit
Pricing remains
	constant within the	Increase Above the		Decrease Below the
Item Description	10% Deadband)	Deadband		Deadband
Local Loop Charges for Circuits	$—	$	[***]	$	[***]
Internet access -Dual DS-3 burstable to 7.5M	$—	$	[***]	$	[***]
-Access port fees for Internet access	$—		$—		$—
Circuits-Point to Point	$—		$—		$—
-DS3 Point to Point AT&T	$—	$	[***]	$	[***]
-DS3 - Point to Point-Verizon	$—	$	[***]	$	[***]
Circuits-Frame relay	$—
-56k	$—	$	[***]	$	[***]
-128K	$—	$	[***]	$	[***]
-256K	$—	$	[***]	$	[***]
-384K	$—	$	[***]	$	[***]
-512K	$—	$	[***]	$	[***]
-768K	$—	$	[***]	$	[***]
-1.024M	$—	$	[***]	$	[***]
-1.544M	$—	$	[***]	$	[***]
DS3- ATM/FR Internetworking	$—	$	[***]	$	[***]

Voice Communications
Circuit monitoring per trunk	$—		$—		$—
IMProvider Per PBX	$—		$—		$—
Large PBX’s (over 300 Extensions) per unit	$ [***]		$—		$—
Small PBXs (LT 75 extensions) per unit	$—		$—		$—
PBX Handsets per unit		$	[***]	$	[***]
ACD, IVR IMProvider	$—		$—		$—
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information Page 29

Symetra Life Insurance Company (Symetra)
Schedule 3-Fees

		Price for Add Units		Price for Delete Units
	Baseline Unit Price	(ARC)		(RRC)
Baseline Unit Price
(extended Unit
Pricing remains
	constant within the	Increase Above the		Decrease Below the
Item Description	10% Deadband)	Deadband		Deadband
Voice Circuit IMProvider	$—		$—		$—
Teleconferencing
Teleconference Services	$—		$—		$—
Calling Cards	$—		$—		$—
Cell Phones	$—		$—		$—
Voice Mailbox Users	$—		$—		$—
Add Locations/Remote Offices/Remote Workers
Location	$—		$—		$—
Remote Office	$—		$—		$—
Remote Worker	$—		$—		$—
Voice Services-Local and Long Distance
Dedicated	$—		$—		$—
Switched	$—		$—		$—
Circuits
Fractional T-1:
56/64k	$—	$	[***]	$	[***]
128k	$—	$	[***]	$	[***]
256k	$—	$	[***]	$	[***]
384k	$—	$	[***]	$	[***]
512k	$—	$	[***]	$	[***]
DS3-FR	$—	$	[***]	$	[***]
Fractional DS3- Internet BW	$—	$	[***]	$	[***]
OCX	$—		$—		$—
Other
Local Loop Charges for Circuits	$—	$	[***]	$	[***]

Output Processing
Simplex Printed Page	$ [***]	$	[***]	$	[***]
Post-Processing			$—		$—
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information Page 30

Symetra Life Insurance Company (Symetra)
Schedule 3-Fees

			Price for Add Units		Price for Delete Units
	Baseline Unit Price		(ARC)		(RRC)
Baseline Unit Price
(extended Unit
Pricing remains
	constant within the		Increase Above the		Decrease Below the
Item Description	10% Deadband)		Deadband		Deadband
6x9 envelopes	$	[***]	$	[***]	$	[***]
Automated flat envelopes	$	[***]	$	[***]	$	[***]
Boxes	$	[***]	$	[***]	$	[***]
Binding	$	[***]	$	[***]	$	[***]
Storage		$—		$—		$—
Forms Coding and Maintenance	$	[***]	$	[***]	$	[***]
Postal Presorting	$	[***]	$	[***]	$	[***]
Supplies		$—		$—		$—
Deleted
Deleted
Deleted
Duplex Printed Page			$	[***]	$	[***]

Content Management
Mailroom services
-Mailroom	$	[***]	$	[***]	$	[***]
-Scanning	$	[***]	$	[***]	$	[***]
-Indexing	$	[***]	$	[***]	$	[***]
MicroFiche/Film BF Conversion (Scan on-demand only)						—
-Prep documents	$	[***]	$	[***]	$	[***]
-Scanning	$	[***]	$	[***]	$	[***]
-Imaging	$	[***]	$	[***]	$	[***]
-Copying	$	[***]	$	[***]	$	[***]
-Indexing	$	[***]	$	[***]	$	[***]
-Checks	$	[***]	$	[***]	$	[***]
-Research	$	[***]	$	[***]	$	[***]
Paper Active BF Conversion						—
-Prep documents	$	[***]	$	[***]	$	[***]
-Scanning	$	[***]	$	[***]	$	[***]
-Imaging	$	[***]	$	[***]	$	[***]
-Copying	$	[***]	$	[***]	$	[***]
-Indexing	$	[***]	$	[***]	$	[***]
-Checks	$	[***]	$	[***]	$	[***]
-Research	$	[***]		$—		$—
Lockbox (per check processed)	$	[***]		$—		$—
T1 with 512 PVC	$	[***]		$—		$—
FileNet Software Maintenance	$	[***]		$—		$—
Disaster Recovery	$	[***]		$—		$—
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Mod 04	Confidential Information Page 31

SCHEDULE 4
SERVICE RATES

Hourly Rate
	(Symetra-site		Hourly Rate		Hourly Rate		Hourly Rate
ACS Job Title / Labor Category	Rates)		(ACS-site Rates)		(Near-shore Rates)		(Off-shore Rates)
Applications Programmer	$	[***]	$	[***]	$	[***]	$	[***]
Business Analyst	$	[***]	$	[***]	$	[***]	NA
Communications Hardware Specialist	$	[***]	$	[***]	$	[***]	NA
Communications Network Specialist	$	[***]	$	[***]	$	[***]	$	[***]
Communications Software Specialist	$	[***]	$	[***]	$	[***]	$	[***]
Computer Systems Analyst	$	[***]	$	[***]	$	[***]	$	[***]
Database Administrator (DBA)	$	[***]	$	[***]	$	[***]	$	[***]
Database Analyst	$	[***]	$	[***]	$	[***]	$	[***]
Documentation Specialist	$	[***]	$	[***]	$	[***]	$	[***]
Information Systems Engineer	$	[***]	$	[***]	$	[***]	$	[***]
Network Design Engineer	$	[***]	$	[***]	$	[***]	$	[***]
Project Manager	$	[***]	$	[***]	$	[***]	NA
Quality Assurance Engineer	$	[***]	$	[***]	$	[***]	$	[***]
Security Systems Engineer	$	[***]	$	[***]	$	[***]	$	[***]
Software Engineer	$	[***]	$	[***]	$	[***]	$	[***]
Software Systems Specialist	$	[***]	$	[***]	$	[***]	$	[***]
Storage Operations Specialist	$	[***]	$	[***]	$	[***]	$	[***]
Storage Management Engineer	$	[***]	$	[***]	$	[***]	$	[***]
System Administrator/Operator	$	[***]	$	[***]	$	[***]	$	[***]
System Programmer	$	[***]	$	[***]	$	[***]	$	[***]
Systems Engineer	$	[***]	$	[***]	$	[***]	$	[***]
Tape Librarian	$	[***]	$	[***]	$	[***]	NA
Technical Architect	$	[***]	$	[***]	$	[***]	$	[***]
Training Specialist	$	[***]	$	[***]	$	[***]	$	[***]
IBM Consulting for Advanced DR	NA		$	[***]	NA		NA
Sun Professional Services for DR	NA		$	[***]	NA		NA
•	The on-site Service Rates set forth above were determined based on Services being provided within the United States.

•	Travel time will not be billed to Symetra.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

•	The Service Rates set forth above do not include travel (e.g., mileage, cab/bus/train fare, etc.), meals or other incidental expenses that may be incurred by ACS in performing the Other Services, and Symetra shall reimburse ACS for any such reasonable expenses so incurred. Notwithstanding the foregoing, Symetra will not pay for travel (e.g., mileage, cab/bus/train fare, etc.), meals or other incidental expenses for local resources based within a fifty (50) mile radius of Symetra’s headquarters or the NWSC, as applicable.

SCHEDULE 5
FEE REDUCTIONS
     1. General. The Fee Reductions are designed to encourage the consistent and timely delivery of Services and value to Symetra. The Fee Reductions are not intended to compensate Symetra for damages, but rather to estimate the value of the diminished Services actually provided. The goal of Fee Reductions is not to penalize ACS, but to provide a greater incentive to achieve the Agreement’s stated objectives and focus ACS on Symetra’s critical needs.
     This Schedule outlines the circumstances under which ACS will be subject to Fee Reductions for failures to achieve the SLAs and/or Critical Milestones, and the circumstances under which ACS will be entitled to incentives. The tables attached to this Schedule shall be updated to reflect Symetra’s current initiatives and Service requirements as provided in the Agreement. Fee Reductions are not capped on a monthly basis, but shall not exceed the total Annual At-Risk Amount at any point during any Contract Year, except as outlined below in Section 3(b).
     The tables attached to this Schedule identify, among other things:
     (a) in Table 1, the SLAs and the Weighting Factors for each such SLA; and
     (b) in Table 2, the Critical Milestones for the first Contract Year and the Weighting Factors and Corrective Assessments for each such Critical Milestone.
     2. SLAs.
          a. Fee Reductions. Each SLA identifies key performance measures that will be used to evaluate ACS’ delivery of the Services. The overriding goal in developing SLAs is to support Symetra’s desire to manage ACS by monitoring and measuring performance with respect to Symetra’s most-important business requirements. The Fee Reductions for ACS’ failure to achieve any SLA shall be equal to the product of: (i) the Annual At-Risk Amount, multiplied by (ii) the Weighting Factor (set forth in the attached Table 1) for the SLA that was missed. For example, given the following assumptions: (a) the Annual Services Fees are [***] Dollars ($[***]); (b) the total Annual At-Risk Amount therefore equals [***] Dollars ($[***]) ([***] percent ([***]%) of the Annual Services Fees); and (c) an SLA failure occurs with respect to an SLA having a [***] percent ([***]%) Weighting Factor, Fee Reductions would be calculated as follows:

Annual At-Risk Amount	$[***]

times	times

SLA Weighting Factor	[***]%

Fee Reduction	$[***], which does not exceed the monthly Fee Reduction cap of [***] percent ([***]%) of the Annual At-Risk Amount (in this case, $[***]). If the Fee Reduction had been greater than $[***] (either individually or in the aggregate when considering all Fee Reductions for that month), such Fee Reductions would be capped at $[***].
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

The earn-back rights described in Section 4 below would apply to the missed SLA.
          b. Priority SLAs. Symetra may classify two (2) SLAs as priority SLAs (“Priority SLAs”) and allocate up to a [***] percent ([***]%) Weighting Factor to each such Priority SLA. With ACS’ prior written consent, which shall not be unreasonably withheld, Symetra shall have the right to re-classify any other SLA as a Priority SLA, provided that: (a) unless otherwise agreed to by the Parties in writing, there shall never be more than two (2) Priority SLAs at any given point in time; (b) such re-classification shall become effective sixty (60) calendar days following ACS’ consent to such re-classification (if given); and (c) unless otherwise agreed to by the Parties in writing, a Priority SLA must remain as such for the entirety of the Contract Year in which it first becomes a Priority SLA. Following any such re-classification, subject to the limitations set forth in Section 5 of this Schedule, Symetra shall have the right to re-allocate the SLA Weighting Factors among the SLAs.
          c. Performance Measurements. As further described in Section 2.2.2(b) of the Agreement, measurement of performance against the SLRs shall be in accordance with the SLR metrics set forth in the applicable Schedules 2 to the Agreement.
     3. Critical Milestones.
          a. Fee Reductions. Each Critical Milestone identifies a key project milestone that will be used to evaluate ACS’ delivery of the requested Services. The goal of identifying Critical Milestones is to support Symetra’s desire to manage ACS by monitoring and measuring actual performance against Symetra’s most-important business deadlines. The Fee Reductions for ACS’ failure to timely achieve any Critical Milestone shall be equal to the product of: (i) the Annual At-Risk Amount, multiplied by (ii) the Weighting Factor (set forth in the attached Table 2) for the Critical Milestone that was missed. For example, given the following assumptions: (a) the Annual Services Fees are [***] Dollars ($[***]); (b) the total Annual At-Risk Amount therefore equals [***] Dollars ($[***]) ([***] percent ([***]%) of the Annual Services Fees); and (c) a Critical Milestone failure occurs with respect to a Critical Milestone having a [***] percent ([***]%) Weighting Factor, Fee Reductions would be calculated as follows:

Annual At-Risk Amount	$[***]

times	times

Critical Milestone Weighting Factor	[***]%

Fee Reduction	$[***], which does not exceed the monthly Fee Reduction cap of [***] percent ([***]%) of the Annual At-Risk Amount (in this case, $[***]). If the Fee Reduction had been greater than $[***] (either individually or in the aggregate when considering all Fee Reductions for that month), such Fee Reductions would be capped at $[***].
There is no earn back option associated with Critical Milestones. Additional Corrective Assessments may apply.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

          b. Corrective Assessments. Upon any failure with respect to a Critical Milestone, if specified in Table 2 to this Schedule, an initial Corrective Assessment and incremental Corrective Assessments may be imposed on ACS, in addition to any other Fee Reductions available under this Schedule. Such Corrective Assessments shall not apply toward satisfaction of the Annual At-Risk Amount.
     4. Earn-Back Rights. ACS may earn back [***] percent ([***]%) of any Fee Reductions corresponding to a particular SLA if, with respect to SLAs with a monthly Measurement Interval, no failure occurs as to that SLA for a period of ninety (90) calendar days following the Measurement Interval in which the last failure to comply with that SLA occurred. If an SLA is measured in any manner other than monthly, ACS may earn back [***] percent ([***]%) of any Fee Reductions corresponding to that particular SLA if no additional failures occur as to that SLA in three (3) consecutive Measurement Intervals.
     5. Weighting Factors. The Weighting Factors shall not exceed: (a) [***] percent ([***]%) in the aggregate for SLA (including Priority SLA) Weighting Factors; (b) [***] percent ([***]%) in the aggregate for Critical Milestone Weighting Factors; (c) [***] percent ([***]%) for any individual Priority SLA; (d) [***] percent ([***]%) for any individual SLA other than a Priority SLA; or (e) [***] percent ([***]%) for any individual Critical Milestone.
     6. Limit on Monthly Fee Reductions. The Fee Reductions in any single month shall not exceed [***] percent ([***]%) of the Annual At-Risk Amount.
     7. Interrelated SLAs. If ACS fails to achieve an SLA and, following such failure, a Root-Cause Analysis reveals that: (a) such failure would not have occurred but for ACS’ failure to achieve a separate SLA; and (b) such SLA otherwise would have been achieved, ACS shall not be obligated to pay any Fee Reductions associated with its failure to achieve such SLA. For example, if ACS has failed to achieve the batch processing SLA and a Root-Cause Analysis reveals that: (c) the batch processing SLA would not have been missed but for ACS’ failure to achieve the end-to-end network availability SLA; and (d) the batch processing SLA otherwise would have been achieved, ACS would not be obligated to pay any Fee Reductions associated with its failure to achieve the batch processing SLA (but would be responsible for Fee Reductions associated with its failure to achieve the end-to-end network availability SLA).
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Table 1 — Contract Year 1: SLAs

Category	Performance Requirement	SLA	Weighting Factor %
Help Desk
Incident Resolution
First Contact Resolution	Seventy percent (70%) with < five percent (5%) recalls	[***]%	[***]%
Distributed Computing
Distributed Computing Server Availability
Remote server Availability	Sun-Sat, 0000-2400	[***]%	[***]%
Software Installation
Service/security patches and antivirus updates	Within twenty-four (24) hours. Measured from approval or automatic updates from anti-virus vendor.	[***]%	[***]%
Data Center
General System Availability
Mainframe OS and subsystems	Sun-Sat, 0000-2400	[***]%	[***]%[1]
Windows servers	7x24x365	[***]%	[***]%
Batch Processing
Scheduled production batch	Complete jobs per Symetra approved schedule	[***]%	[***]%
Network Services
Network Availability
End-to-end Availability — critical locations (Symetra headquarters and ACS data center)	Sun-Sat, 0000-2400	[***]%	[***]%[2]
Remote office availability	Sun-Sat, 0000-2400	[***]%	[***]%
Internet access Availability	Sun-Sat, 0000-2400	[***]%	[***]%
Voice Services
Voice Communication Availability
Overall voice transport and system Availability	Sun-Sat, 0000-2400	[***]%	[***]%
Cross Functional
Restoration
SL1 data restore requests for production & regulatory data (data backup to intermediate SAN storage, restore from intermediate SAN storage)	< Three (3) hours from Symetra request	[***]%	[***]%

[1]	This is a Priority SLA.

[2]	This is a Priority SLA.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Table 2 — Critical Milestones

		Completion Period
			Grace
			Period
			following
			due date
			before
		Critical	Corrective	Corrective	Incremental
	Weighting	Milestone	Assessment	Assessment	Corrective
Critical Milestones	Factor %	Due Date	takes effect	($)[1]	Assessment[1]
1) Final Transition Plan per Section 2.3.1 of the Agreement	0%	11/30/04	One (1) week	$[***]	None
2) Data Center Development Environment	0%	12/30/04	One (1) week	$[***]	None
3) Phase 1 Network (connection to Hillsboro-Redmond	0%	02/01/05	One (1) week	$[***]	$[***]
4) Data Center Production Infrastructure Ready for test	0%	02/01/05	Ten (10) calendar days	$[***]	$[***]
5) Phase II network connection Remotes/Bellevue	0%	02/28/05	One (1) week	$[***]	$[***]
6) Voice Production	0%	02/04/05	Ten (10) calendar days	$[***]	$[***]
7) Help Desk Cutover and Distributed Computing Migration	0%	03/05/05	None	$[***]	$[***]
8) All applications operating on ACS Infrastructure	0%	06/19/05	None	$[***]	$[***]
9) Content Management	0%	05/09/05	None	$[***]	$[***]
10) Output Services	0%	04/04/05	One (1) Week	$[***]	$[***]
11) Final Cutover from Safeco of Infrastructure services	0%	07/31/05	None	$[***]	Actual incremental costs and expenses incurred by Symetra under the Safeco/Symetra Transition Services Agreement, up to a monthly cap of $[***], and an aggregate cap of $[***]
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

		Completion Period
			Grace
			Period
			following
			due date
			before
		Critical	Corrective	Corrective	Incremental
	Weighting	Milestone	Assessment	Assessment	Corrective
Critical Milestones	Factor %	Due Date	takes effect	($)[1]	Assessment[1]
12) Disaster Recovery Plan	0%	04/19/05	Two (2) weeks	$[***]	$[***]
13) Disaster Recovery Event	0%	Seventy-two (72) hours following the establishment of a DR event	None	$[***]	$[***]
The above-referenced Critical Milestone due dates are subject to change upon the mutual, written agreement of the Parties as a result of the transition planning activities that are expected to occur following the Effective Date.

[1]	Provided: (a) ACS has failed to timely achieve a Critical Milestone; and (b) such failure is not excused as provided in Section 2.12.2 of the Agreement, the corresponding Corrective Assessment set forth in the Table above shall be incurred by ACS on the first day following the expiration of the applicable grace period (if any). Further: (c) if ACS continues to fail to timely achieve a Critical Milestone; and (d) such failure is not excused as provided in Section 2.12.2 of the Agreement, incremental Corrective Assessments may be incurred by ACS for each applicable time interval, or portion thereof (such as a week) by which the Critical Milestone is not timely achieved.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

SCHEDULE 6
TERMINATION FEE

Termination Charges
	During	Contract	Contract	Contract	Contract	Contract
Month	Transition	Year 1	Year 2	Year 3	Year 4	Year 5
1	5,000,000	5,000,000	4,000,000	3,000,000	375,500	289,286
2	5,000,000	5,000,000	3,916,667	2,781,250	367,857	282,143
3	5,000,000	5,000,000	3,833,333	2,562,500	360,714	275,000
4	5,000,000	5,000,000	3,750,000	2,343,750	353,571	244,444
5	5,000,000	5,000,000	3,666,667	2,125,000	346,429	213,889
6	5,000,000	5,000,000	3,583,333	1,906,250	339,286	183,333
7	5,000,000	5,000,000	3,500,000	1,687,500	332,143	152,778
8	5,000,000	5,000,000	3,416,667	1,468,750	325,000	122,222
9	5,000,000	5,000,000	3,333,333	1,250,000	317,857	91,667
10	NA	5,000,000	3,250,000	1,031,250	310,714	61,111
11	NA	5,000,000	3,166,667	812,500	303,571	30,556
12	NA	5,000,000	3,083,333	593,750	296,429	(0)
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

SCHEDULE 7
AFFILIATES OF SYMETRA
1.	Symetra Financial Corporation

2.	Symetra National Life Insurance Company

3.	American States Life Insurance Company

4.	First Symetra National Life Insurance Company of New York

5.	Symetra Assigned Benefits Service Company

6.	Symetra Administrative Services, Inc.

7.	Symetra Asset Management Company

8.	Symetra Securities, Inc.

9.	Symetra Services Corporation

10.	Symetra Investment Services, Inc.

ATTACHMENT A
BENCHMARKING PROCEDURES
     1. Initiation of Benchmarking Procedures. Subject to the timing restrictions set forth in Section 3 below, if Symetra believes that the Fees are not reflective of the industry’s best rates, or believes that the SLRs are not reflective of the industry’s best practices, then Symetra shall have the right to initiate the benchmarking procedures set forth in this Attachment. If Symetra wants to challenge the competitiveness of the Fees, Symetra shall deliver to ACS a written notice requesting that the Parties meet to discuss Symetra’s concerns. ACS shall meet with Symetra within fifteen (15) calendar days following ACS’ receipt of such notice from Symetra, and the Parties shall exchange any and all relevant information pertaining to the Fees that relate to the items being challenged. The Parties shall have thirty (30) calendar days from the date of such meeting to conclude such discussions. If the Parties agree as a result of such discussions to modify the terms of this Agreement, the Parties will develop and execute an amendment that reflects such agreed modifications in accordance with Section 19.7 of the Agreement. If the Parties’ discussions do not result in agreement within such thirty (30) calendar day period, then Symetra shall have the right to invoke the formal benchmarking procedures set forth below.
     2. Benchmarker; Benchmarking Costs. Any benchmarking process initiated hereunder will be conducted by an independent, industry-recognized benchmarking service provider (“Benchmarker”) designated by Symetra from among the list of acceptable Benchmarkers set forth below in this Section or otherwise agreed to by the Parties in writing. ACS and Symetra agree that the following companies are acceptable to act as the Benchmarker: Gartner, Hackett, Compass and Meta Group. [***].
     3. Benchmarking Procedures. [***]. Promptly following Symetra’s initiation of the benchmarking process, the Parties shall meet with the Benchmarker for purposes of agreeing upon a detailed plan for implementing the benchmark (including timelines for ACS’ submission of data to the Benchmarker and a reasonable time period for concluding the benchmark); provided, however, that any changes to the Fees that occur as a result of the Benchmarking process shall in all instances be retroactive to the date on which Symetra first provided ACS with written notice of its desire to conduct a benchmark as provided in Section 1 above. Pursuant to the mutually agreed plan, the benchmarking process shall be designed not to disrupt delivery of the Services or the ability for the Services to be provided in accordance with the SLRs.
     The Benchmarker, with input from the Parties, will determine what factors are relevant for purposes of conducting the benchmark and shall “normalize” all data to obtain relevant comparisons for purposes of the benchmark. Normalization factors to be taken into consideration by the Benchmarker may include, without limitation: (a) geographic location of the peer companies; (b) industry differences affecting information technology costs; (c) economies of scale; and (d) workload and complexity factors (including operating environment). Other normalization factors may include, without limitation: (e) the SLRs offered; (f) duration and nature of the contractual commitment; (g) volume of services being provided; (h) contractual terms, conditions and allocation of risk; (i) the investment made by the provider in the customer’s equipment and personnel;
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

(j) appropriate overhead; and (k) provisions to ensure the unique factors of each deal are taken into account by the Benchmarker, including out-of-scope deliverables.
     If ACS fails to provide data or otherwise comply in a timely manner with the requirements set forth in the mutually agreed benchmark plan, ACS shall have a period of seven (7) calendar days following its receipt of written notice from Symetra regarding such failure during which to provide such data or comply with the agreed plan. [***].
     4. Review of Benchmark Results.
     (a) General. The Benchmarker shall provide a report on the results of the benchmark to both Symetra and ACS. Within fifteen (15) calendar days following receipt of the Benchmarker’s report, Symetra and ACS will meet to jointly review the benchmark results.
     (b) Fee Disparities. If the Benchmarker’s report concludes that the then-current aggregate Fees for any benchmarked Service is greater than the Benchmarker’s market-based average aggregate fees for such Service then: (i) if the difference between the rates payable hereunder and the rates identified by the Benchmarker (the “Rate Differential”) is [***] percent ([***]%) or less, the Fees payable hereunder shall remain unchanged; (ii) if the Rate Differential is greater than [***] percent ([***]%), then the Fees payable hereunder shall be reduced by an amount necessary to cause the Rate Differential to be [***] percent ([***]%).
     5. General Agreement of Cooperation. The Parties acknowledge that the benchmarking procedures described in this Attachment will require further definition and clarification as the Parties begin actual implementation of the benchmark. The Parties shall cooperate in good faith with one another and with the Benchmarker to reach reasonable and timely agreements on such further definition and clarification. To the extent the Benchmarker reasonably establishes that certain definitions, procedures and methodologies are widely used in information technology benchmarking, the Parties agree to generally rely on the Benchmarker’s definitions, procedures and methodologies for guidance in reaching agreement. Further, the Parties acknowledge that in reaching the final results of the benchmark, the Benchmarker will be required to exercise its professional judgment and discretion in certain matters and, assuming such judgments are within established industry practices for information technology benchmarking, the Parties will defer to the conclusions of the Benchmarker.
     ACS acknowledges that Symetra views the benchmark procedure described in this Schedule as a critical inducement to Symetra’s agreement to many of the terms of this Agreement, including the Term and termination rights provided for in the Agreement, and therefore ACS agrees that it will cooperate in good faith to accomplish the objectives of the benchmark procedure for the benefit of Symetra.
     6. Benchmark Metrics. At their highest level of classification, the Service Tower Services to be provided by ACS are the Service Towers identified in Section 2.2.1 of the Agreement. ACS will be apprised of the specific Services or sub-Services (metrics) that will be included in the scope of the benchmark sufficiently in advance of the benchmarking study so that
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

ACS can establish administrative processes to capture the necessary metric data. The exact metrics to be included in the benchmark study will be contingent upon: (a) the detail in which the Benchmarker maintains cost, pricing and other relevant data within its database; and (b) ACS’ ability to capture pricing and other relevant information at the desired level of detail. The following table is shown solely as an example of the types of metrics that may be included in the benchmarking study:

Service Tower Services	Possible Benchmark Service/Sub-Service
Help Desk or Call Center	Cost per contact
Cost per call

Desktop Management	Cost per seat (hardware, standard software)
Cost per seat (maintenance and support)

Distributed Computing Services and Web Hosting Services	Cost per Server Unix Operation & Maintenance Cost per server NT Operation & Maintenance Cost per AS400 system operations and maintenance Cost per kGEMS

ATTACHMENT B
SYMETRA SITES

		Approximate
		Number of Users
Office City Location	Address	(in 2005)
New Symetra Headquarters	777 108th Avenue NE, Bellevue, WA 98004	1008
Indianapolis, IN. (SRMS)	3600 Woodview Trace Suite 301, Indianapolis, IN 46268	12
Boston, MA	50 Congress Street, Suite 420, Boston, MA 02109	5
South Windsor (Hartford), CT	1170 Ellignton Road, South Windsor, CT 06074	25
Conshohocken, PA	One First Ave, Conshohocken, PA 19428	6
Pittsburgh (Bethel Park), PA	2000 Oxford Drive Suite 490, Bethel Park, PA 15102	5
Clairmont (Atlanta), GA	2957 Clairmont Road Suite 400, Atlanta, GA 30329	11
Miami, FL	7300 NW 19TH ST., Street. 205, Miami, FL 33126	31
Woodstock, IL	224 W. Judd Street, Woodstock IL 60098-3127	1

		Approximate
		Number of Tele-
Remote Tele-workers		Workers
City	Address	(in 2005)
Lake Oswego (Portland), OR		5
Portland, OR		1
Aliso Viejo-SoCal, CA		3
San Diego, CA		10
Golden, CO		1
Richardson (Dallas), TX		13
Overland Park, KS		3
Cincinnati, OH		4
Hoffman Estates (Chicago), IL		7
Duluth (Atlanta), GA		13
Fenton-South, MO		1
Maitland, FL		1
Doylestown, PA		2
Wexford, PA		2
Chicago, IL (Hoffman Estate)		4

Attachment C
Transition Plan
Initial Draft of Transition Plan
Symetra Transition Program
Confidential Information

Symetra Transition Program

Initial Transition Plan
Confidential Information
Page ii

Symetra Transition Program
Confidential Information
Page iii

Symetra Transition Program
1	Introduction
This preliminary Transition Plan is provided as Attachment C to the Agreement. The Parties acknowledge and agree that this plan is only intended to be an initial draft of the Transition Plan and will be replaced by a detailed Transition Plan in accordance with Section 2.3.1 of the Agreement.
1.1	Detailed Transition Plan Background
The detailed transition plan will be developed to leverage the latest technology and the best in class practices ACS uses to support all of our Business Process and Information Technology Outsourcing clients. This approach provides a cost-effective solution insuring high performance levels, mitigation of risks, and flawless execution.

In the plan, we address the approach for services transition support (section 4.1 Transition Approach for Services Transition), the approach for data center’s mainframe and midrange systems (section 4.2 Transition Approach for Data Center Migrations), the approach for knowledge transfer (section 4.3 Transition Approach for Knowledge Transfer), and the approach for testing (section 4.4 Transition Approach For Testing). Additionally, we discuss the program key milestones, program schedule, and Symetra acceptance of the program’s criteria for success.

As a service organization that provides timely, accurate and dependable services, ACS brings numerous benefits. ACS offers Symetra unparalleled success in delivering outsourcing services and the knowledge gained through more than 15 years of experience. From this experience, we know that Symetra satisfaction depends on the availability, efficiency, flexibility and reliability of ACS services. And satisfaction will drive every responsibility Symetra entrusts to ACS.
1.2	Detailed Transition Plan Overview
The transition plan, supplemental management plans, and detailed program plan schedule are critical components of a successful outsourcing agreement. The purpose of these plans — managed by the ACS Transition Management Office (TMO) — is to provide a comprehensive reference source of project plans, activities, deliverables and resources for the successful completion of the Symetra Transition Program.

The transition plan acts as a road map for program and project team members. The ACS transition manager will provide leadership in the completion of tasks and resolution of issues that arise throughout the transition. A key to the plan’s success is continuous communication between all team members and active client participation. The program scope and approach are detailed within the transition plan.

The roles, responsibilities, and project management processes that will be used to manage the program are defined in a supplemental set of management plans. The supplemental plans define the strategies and process sets for communications, risk, quality, schedule, and change management.
Confidential Information

Symetra Transition Program
2	Program Scope
The following subparagraphs describe the scope of the Symetra Transition Program that will be managed by the ACS Transition Management Office.
2.1	In Scope
•	Help Desk Transition

•	Remedy Implementation

•	Security Transition

•	End User Computing Transition

•	Asset Management Transition

•	Messaging Transition

•	Disaster Recovery Transition

•	NWSC Data Center Migration

•	Content Management

•	Output Processing

•	Voice Services

•	Data Network Services
2.2	Out of Scope
2.2.1	Activities Out of Scope of ACS Contract
•	TBD
2.2.2	Activities In Scope of ACS Contract, Out of Scope for Transition
•	In-flight projects

•	TBD
Confidential Information

Symetra Transition Program
2.3	Measures of Success
2.3.1	Client Business Objectives
The following bullet, from the ACS RFP response, is a high level recap of the selected Symetra sourcing objectives that directly applies to the transition program.
▪	Smoothly and successfully transition Symetra to a new IT infrastructure in the required time frame.
2.3.2	Program Objectives
Meet all critical deliverables dates. This objective will be measured by the supplemental quality management plan.

Complete the transition with minimum disruption to Symetra IT and Symetra business units. The TMO Client Satisfaction Survey will measure the success of this objective.

Build a solid relationship between ACS and Symetra. The TMO Client Satisfaction Survey will measure the success of this objective. Stay within budgetary parameters. The SBU Management team will measure the success of this objective through the P&L. The ACS TMO will also implement and measure the success of the TMO portion of the budget through execution of the TMO financial management plan.
2.4	Stakeholders
2.4.1	Symetra
•	TBD
2.4.2	ACS
•	Solutions Management

•	West Region

•	Operations and Engineering

•	HR
Confidential Information

Symetra Transition Program
•	Finance

•	SalesProgram Dependencies
2.5.1	Transition Program Dependencies on Non Program Areas
•	Symetra Bellevue Facility Complete by TBD

•	ACS has signed contract with CompuCom

•	TBD
2.5.2	Non Program Areas Dependencies on Transition Program
•	TBD
Confidential Information

Symetra Transition Program
3	Project Boundaries
This section describes other factors that can affect the scope of the program and a summary of the management plans that will be used to manage the delivery of program deliverables.
3.1	Situation Analysis
This section of the plan identifies the constraints and assumptions that exist for the program. Program assumptions are statements taken for granted or truth that define the scope of the program. Constraints are restrictions that affect the scope of the program. Both are circumstances and events that need to be managed for the program to be successful but are outside the total control of the program team. The assumptions and constraints provide a historical perspective when evaluating the program’s performance and determining justification for program-related decisions and direction.
3.1.1	Assumptions
•	Network and hardware vendors will be able to deliver equipment and professional services within industry standard times.

•	Safeco will allow a lift of the OS and all program products.

•	Symetra user/application data will be segregated on existing or ACS supplied DASD prior to the first “lift”.

•	Safeco will segregate all archived data prior to the final “lift”

•	Safeco will allow the installation of an IBM VTS at the RDC and will support the conversion of tape from the STK VSM

•	TBD
3.1.2	Constraints
•	All Symetra related equipments (servers, network, etc) removed from Safeco RDC no later than date TBD.

•	TBD
3.2	Supplemental Management Plans
Following is a summary description of the supplemental management plans that will be utilized to manage program deliverables.
Confidential Information

Symetra Transition Program
3.2.1	Communications Management Plan
The Communications Management Plan defines the following areas:
•	Program structure including program governance, organization, and roles and responsibilities

•	Program communications schedule

•	Program contacts

•	Issue and action management process

•	Escalation management process
3.2.2	Risk Management Plan
The Risk Management Plan defines the following areas:
•	Risk definition

•	Risk tracking tool

•	Risk management process

•	Risk escalation process
3.2.3	Quality Management Plan
The Quality Management Plan defines the following areas:
•	Quality management events

•	Quality management roles and responsibilities

•	Quality management schedule
3.2.4	Schedule Management Plan
The Schedule Management Plan defines the following areas:
•	Schedule development

•	Schedule management

•	Schedule change control
Confidential Information

Symetra Transition Program
3.2.5	Change Management Plan
The Change Management Plan defines the following areas:
•	Program change management process

•	Roles and responsibilities

•	Change Control Board (CCB)

•	Change request tracking and reporting
Confidential Information

Symetra Transition Program
4	Program Approach
The following paragraphs describe the approach that will be utilized to transition the Symetra infrastructure to ACS.
4.1	Transition Approach for Knowledge Transfer
Without limiting any of ACS’ knowledge transfer obligations set forth in the Agreement including, without limitation, those set forth in Section 10.3.1, the objective of the following knowledge transfer process is to provide a seamless transition of knowledge, required to operate and support the Symetra’s processing environments, from the current support organizations to the ACS support organizations.

There are four major elements related to knowledge transfer:
•	Initial Knowledge Transfer

•	Follow-up Knowledge Transfer

•	Interface Process Development

•	Operations Extended Site Visit
4.1.1	Initial Knowledge Transfer
At the kickoff of the transition project, the ACS transition team is established. Information from due diligence and the contract is “transitioned” to the new team members, and a kickoff meeting is held in which all team members are informed of the latest details of the transition project.

ACS team members, representing the involved functional areas, meet with their counterparts at Symetra and/or Safeco via site visits or conference calls in order to:
•	Validate the transition, implementation, and migration approaches

•	Complete detailed design to the level required for initial procurement

•	Prepare to assume operational responsibility
The ACS transition manager works with Symetra’s transition manager to set up the initial knowledge transfer meetings. This includes establishing the scope, timing, location, and participants for the required breakout sessions. During this sub-phase, ACS requires input from Symetra and/or Safeco Subject Matter Experts (SMEs) in the following areas:
Confidential Information

Symetra Transition Program
Subject Matter Expertise Required

♦ Hardware	♦ Software	♦ Network
♦ Systems administration	♦ Storage management	♦ Communications
♦ Program products	♦ Capacity planning	♦ Automation
♦ Console operations	♦ Media services	♦ Tape management
♦ Capacity and Performance Mgmt	♦ Incident, problem and change management	♦ Scheduling and production control
♦ Data security	♦ Print and Mail Services	♦ Disaster recovery
♦ Desktop Management	♦ Assets Management	♦ Service desk
The following are examples of initial knowledge transfer requirements for a representative set of functional areas:
4.1.1.1	Technical Services Areas

ACS Transition Team members representing technical services areas (e.g. OS/390, CICS, DB2, etc.) will meet with Symetra and/or Safeco personnel currently performing the same functions. The purpose of the meetings is as follows:
•	Validate the transition, implementation, and migration approaches

•	Complete detailed design to the level required for initial procurement

•	Prepare to assume operational responsibility
➢	Complete a technical questionnaire and obtain related technical documentation

➢	Review operating system and/or program product implementation

➢	Review support processes and procedures

➢	Review standards and conventions

➢	Review application support requirements
4.1.1.2	Operations Areas

ACS Transition Team members representing Operations Areas (e.g. Console Operations, Help Desk, Scheduling, etc.) will meet with Symetra
Confidential Information

Symetra Transition Program
and/or Safeco personnel currently performing the same functions. The purpose of the meetings is as follows:
•	Validate the transition, implementation, and migration approaches

•	Complete detailed design to the level required for initial procurement

•	Prepare to assume operational responsibility
➢	Complete a technical questionnaire and obtain related operational documentation

➢	Review operations processes & procedures, hours of operation

➢	Review help desk environment and problem management procedures

➢	Review scheduling package implementation, schedules, and administrative processes & procedures

➢	Review tape management package implementation, tape library, and tape drive configuration, processes & procedures, off site requirements, backup & recovery requirements, foreign tape requirements, mail tape requirements

➢	Review standards and conventions

➢	Observe daily processes for operations, production control & scheduling, & tape operations & administration

➢	Review interfaces to other platforms

➢	Review application support requirements
4.1.1.3	Application Areas
ACS Transition Team members representing both technical and operational areas meet with client personnel knowledgeable about the application portfolio. The purposes of the meetings are to assist ACS with packaging applications into groupings for the various phases of the data center migration. The main application suite discussion points for these meetings are as follows:
•	Servers platforms

•	Database systems utilized
Confidential Information

Symetra Transition Program
•	Application and network interfaces (internal and external)

•	Maintenance windows

•	Outage tolerances
4.1.2	Follow-Up Knowledge Transfer

ACS works with Symetra and/or Safeco to establish access rights and preliminary connectivity to Symetra system. This access is used to allow ACS to further its data collection activities without directly impacting Symetra or Safeco personnel. The ACS Project Manager works with the Symetra Transition Coordinator to determine the “ground rules” for access and to determine if there are interim means (e.g. web, dial-up) to access the systems. Once an agreement is reached, the ACS Data Security Team identifies access requirements for ACS team members and submits formal requests. Symetra and/or Safeco then works with ACS to establish connectivity and process the access requests.

After the initial knowledge transfer activities, further interaction between ACS team members and their Symetra and/or Safeco counterparts is conducted to finalize and validate the detailed design for each transition, implementation, and migration area.

The knowledge transfer process is strengthened as the ACS project team begins to put the information to use. For the technical groups, this involves building and testing the new system and networking environments at ACS. For operations groups, this involves setting up and rehearsing operations procedures such as system start-up, shutdown, and monitoring.
4.1.3	Interface Process Development

During the knowledge transfer process, ACS team members collect process requirements from their meetings with Symetra personnel. These requirements are then merged with ACS core processes to create new interface processes and procedures. In a typical transition, interface processes are developed, at a minimum, for problem management, change management, and service requests. The ACS Service Delivery Manager spearheads the development of interface processes. Technical and operational teams also provide significant input into this activity. Major tasks include the following:
ACS team members collect requirements.
•	An interface process model is developed and reviewed with involved Symetra personnel.

•	ACS updates the process model based on Symetra’s input.
Confidential Information

Symetra Transition Program
•	The interface model is again reviewed with and presented for approval by involved Symetra personnel.

•	ACS rolls out the final approved model to ACS personnel.

•	Symetra rolls out the final approved model to Symetra personnel.
4.1.4	Operations Extended Site Visits

Four to six weeks prior to the start of cutovers, ACS personnel participate in extended site visits in order to obtain hands-on experience while working side-by-side with their Symetra and/or Safeco counterparts.
4.2	Transition Approach for Services Transition

The following paragraphs describe the service transition project life cycle and the approach for the seven projects that comprise the service transition portion of the Symetra transition program:
•	Help Desk Transition

•	Remedy Implementation

•	Security Transition

•	End User Computing Transition

•	Messaging Transition

•	Assets Management Transition

•	Content Management Transition
4.2.1	Project Life Cycle for Service Transition Projects

ACS employs a standard system development & implementation approach to each defined discipline within the transition. The following provides a general description of the approach applied to each area of this transition:

Analysis & Knowledge Transfer
•	See Section 4.1 for a detailed description of Knowledge Transfer.
Design & Procurement
Confidential Information

Symetra Transition Program
•	Discovery — ACS will identify current environment information and obtain knowledge of existing processes for Symetra services support. This will be accomplished through assignments of transition team members and knowledge transfer sessions.

•	Obtain System/Workflow Inputs — ACS will obtain input from Symetra business workflow, policy & procedures, incident management, change management and reporting.

•	Procurement – Initiate procurement of hardware, software, or services required to complete the deliverable.
Construct
•	Development — ACS will build and implement the necessary hardware, software and business workflow processes necessary to support the defined requirements. This may also include set up of physical space and network connectivity to ACS.

•	Training – Determine training requirements based on the existing knowledge base and the solution to be implemented. Define and execute a training program based on these requirements.

•	Testing and Quality Assurance — This includes development of test plans, configuration test, dry run test, and Go/No Go decision.
Implement
•	Following a “go” decision based on successful testing and approval, the implemented solution is put into production.

•	During post implementation there is a defined “critical care” period where all activities associated with the implemented solution are closely monitored and issues or incidents are addressed by the transition team. Once this “critical care” period is over, incident management will be addressed by the defined operational support organization.
Close
•	Complete turnover from the TMO to the SBU Management team.

•	Obtain customer concurrence that deliverables associated with this effort have been met

•	Obtain customer approval to close project

•	Complete administrative project close activities
Confidential Information

Symetra Transition Program
4.2.2	Help Desk Transition

ACS will provide in-scope help desk services for Symetra from our NWSC. A large portion of the transition timeline is dedicated to knowledge transfer and building appropriate processes that the new agents can use to support Symetra. The transition will take approximately TBD days to complete. The transition activities associated with the Help Desk transition will consist of:

Knowledge Transfer sessions with and shadowing of the current Help Desk staff.

Implementation of Help Desk tools such as Remedy and Aspect

Implementation of Automatic Call Distribution (ACD) and Knowledge Management Systems

Additional activities required for this transition beyond the approach activities described above include:

Design
•	Discovery to define the steps for each activity such as Remedy setup, process improvements, and relocation of the help desk to the NWSC.

•	TBD
Construct
•	Infrastructure Development — ACS will complete the infrastructure set up for the help desk. ACS will install the required network connectivity between Symetra sites and the NWSC, configure the agent workstations, and establish access to required systems.

•	Process improvements and efficiencies will be implemented incrementally, utilizing best practices employed by ACS.

•	ACS will hire and train 2 additional Help Desk agents.

•	TBD
Implement
•	At cutover, the Symetra PBX will be updated to forward Help Desk calls to NWSC.

•	TBD
Confidential Information

Symetra Transition Program
4.2.3	Remedy Transition

Problem and change management will be performed from the Remedy system in the NWSC. Symetra employees that require access to this system in order to enter problem tickets or review them will be given the appropriate access. The transition to the Remedy system will take place in conjunction with the migration of the help desk, approximately TBD days after contract sign.

The Remedy transition will consist of moving Symetra users onto the ACS Remedy application. Symetra will be able to take advantage of a tool that has been built around industry best practices.

Design
•	TBD
Construct
•	TBD
Implement
•	TBD
4.2.4	Security Transition
The security transition will address Symetra’s application and data security requirements and will provide a structured migration, knowledge transfer and management process for physical and logical security of in-scope systems, data, infrastructure and environments. The transition will run concurrent with the data center migration activities.
4.2.4.1	Logical Security Operations Transition

This methodology provides for 24 x 7 threat assessments, incident response and threat mitigation, regulatory assessments, risk or vulnerability assessments and remediation. The goal of the Information Security Team is to provide Symetra a secure network that meets or exceeds the stated security requirements with confidentiality, integrity and availability.

ACS will deliver a secure computing environment for Symetra and its user community through the following activities:

Design
•	Policy and procedure gap analysis

•	Firewall configuration rule review
Confidential Information

Symetra Transition Program
•	IDS monitoring review

•	Classification of data review

•	Roles and responsibility rules

•	Management tools/reporting

•	Escalation procedures

•	Software support and SLA metrics

•	TBD
Construct
•	Security platform selection, testing and implementation

•	Intrusion detection systems placement

•	Vulnerability assessment and threat analysis

•	Monitoring and bandwidth analysis

•	Review application configurations

•	Test and validate escalation procedures

•	Identify problems/corrective actions

▪	TBD
Implement
•	Transition to active monitoring

•	TBD
4.2.5	End User Computing Transition

The transition approach documents the major deliverables necessary to complete a successful transition of End User Computing services from Symetra to ACS. Desktop management services will be provided for the Symetra environment. These servers consist of overall desktop engineering, configuration management, and software distribution. An SMS server will be set up in the Symetra headquarter building to enable ACS to perform electronic software distribution and asset tracking to all of the Symetra desktops. ACS will contract with a third-party vendor to conduct break/fix and IMACs in the remote Symetra locations. These
Confidential Information

Symetra Transition Program
services include installation, maintenance and user support. The transition activities associated with Desktop Support will consist of Knowledge Transfer sessions with and shadowing of the current Desktop Support staff.
4.2.5.1	Third Party contracts

TBD
4.2.5.2	Transition Approach

The following are the major activities and milestones that are part of the ACS Desktop Services approach:

Design
•	Obtain organizational charts and map to ACS support organization.

•	Review Symetra and ACS roles and responsibilities.

•	Review Symetra, ACS and vendor interface procedures. Review the times, days and procedures for the regularly scheduled status and support services meetings.

•	Review the formats of the existing reports and escalation models (to include VIP support).

•	Conduct knowledge exchange activities.

•	Review the service level tracking and reporting procedures.

•	TBD
Construct
•	Obtain working space for the ACS onsite staff and plan for implications of remote support staff.

•	Update Symetra, ACS and vendor interface procedures.

•	Establish the times, days and procedures for the regularly scheduled status and support services meetings.

•	Update the formats of the existing reports and escalation models (to include VIP support).

•	Update the service level tracking and reporting procedures.
Confidential Information

Symetra Transition Program
•	Develop the staff augmentation plan, as necessary

•	Finalize Hardware Support Services

•	Develop the support services turnover plan.

•	TBD
Implement
•	Conduct contract administration turnover as required.

•	Establish the accounting and billing processes for third party contracts

•	Incorporate ACS tools, processes, and procedures into the current Desktop Services environment.

•	Implement next day remote depot

•	Execute the support services turnover plan.

•	TBD
4.2.6	Disaster Recovery Transition

Disaster recovery services will be provided through the ACS Continuous Availability Services (CAS) team. ACS will review Safeco’s current plan as requested in the RFP. At the conclusion of each phase of the data center migration (mainframe and servers), ACS will develop disaster recovery procedures specific to the needs of Symetra for the new servers located in the NWSC. The procedures will be in place TBD days after the completion of each data center phase.

The following major activities drive the ACS Disaster Recovery (DR) transition approach:

Design
•	Assign a DR coordinator and establish a DR support team for the participation in DR planning sessions, testing exercises and post-testing review meetings.

•	Review existing Symetra DR Plan

•	Conduct technical and business walk-through of Symetra existing DR plan.

•	Analyze and define Symetra existing DR roles and responsibilities.
Confidential Information

Symetra Transition Program
•	Identify any business functions that require special equipment, network connectivity, supplies or unique workspace environments.

•	TBD
Construct
•	Develop and maintain complete listing of application files needed for recovery processing.

•	Define application availability recovery times and prioritize each application’s importance in the business environment.

•	Develop and maintain application file backup and recovery procedures.

•	Administer and coordinate activities with non-ACS contracted DR service providers.

•	Develop alternate processing methods for maintaining continuity of business transactions that have been identified as critical for client survival; these methods are planned for interim use following a disaster until usual information processing activities can occur at an alternate site.
Implement
•	Review new DR plan with Symetra

•	Gain approval/acceptance of new DR plan from Symetra.

•	Perform turnover of DR plan to Account SDM
4.2.7	Asset Management Transition

The Asset Management transition will be executed following ACS’s standard implementation processes. Transition will be accomplished in two phases. The first phase involves performing an initial inventory collection. The second phase will address rollout of the Asset Management component of Remedy. Additional activities required for this transition include:

Design
•	Initial Inventory Plan — ACS will develop a plan for the initial inventory assessment.

•	TBD

•	The initial inventory baseline will be provided to Symetra for review and approval.
Confidential Information

Symetra Transition Program
•	Desktop Software Inventory – The baseline inventory will be provided electronically for those desktops and laptops that are network attached.

•	Hardware Maintenance and leasing contracts will be captured and associated with the inventory in the Asset Management Application.

•	Obtain Service Inputs — Interim inventory change controls will be established based on input from Symetra.
Construct
•	Initial Inventory — ACS will conduct an asset inventory assessment capturing the required attributes for each asset type.

•	Application Setup – ACS will establish a client’s instance in the Asset Management component of Service Center. Identify appropriate users of the application and perform the necessary user setup.

•	Data Import – ACS will work with Symetra to verify the accuracy of the initial inventory. Corrections to the data will be made prior to importing into the Asset Management application.

•	Process/Procedures – ACS will develop the inventory change control procedures for use, management, and administration of the Asset Management application.

•	Training – Symetra employees utilizing the Asset Management application will be trained on its use and the appropriate change control procedures.

•	Testing and Quality Assurance — This section will include import data verification, Dry Run Testing, and Go/No Go Decision for implementation into production.
Implement
•	Upon successful “go” decision, the inventory will be baselined and changes to this inventory will be managed through established change control processes

•	Perform turnover to Account SDM
4.2.8	Content Management Transition
Please see attached Appendix 1 to this Attachment C.
Confidential Information

Symetra Transition Program
4.3	Transition Approach for Data Center Migrations

For all platforms, the transition approach incorporates a series of network and application tests to ensure a seamless migration. See section 4.4 (Transition Approach for Testing) for a detailed description of the testing approach.

The following paragraphs describe the data center migration project life cycle and the approach for data center migration portion of the Symetra transition program:
4.3.1	Project Life Cycle for Data Center Migration Projects

ACS employs a standard system development & migration approach to each defined discipline within the transition. The following provides a general description of the approach.

Knowledge Transfer
See Section 4.1 for a detailed description of Knowledge Transfer.
Design and Procurement
During knowledge transfer, ACS will collect information that is required to finalize the system configuration and network design. Final detailed specifications are developed for hardware, software, and network circuits/equipment. ACS then initiates the procurement process for the required resources.
Construct
For Symetra, ACS will install similarly configured hardware in the NWSC. This approach eliminates the need to physically move any hardware during the actual cutover and provides for easy fallback in the event of a cutover problem.

Data Copies

Per standard process, ACS will make four full copies of the system for systems operated at the RDC. The first copy establishes a base for initial customization, network unit testing, and application unit testing. The second copy is a data refresh to facilitate integrated application/network testing. The third copy occurs at the dry run, and the fourth copy occurs at the hot cut.

For systems being moved by tape copy, all processing must be stopped while the copies occur in order to ensure data integrity.

Customization and Start-Up of Systems
Confidential Information

Symetra Transition Program
Once the new hardware is installed at ACS and the first data copy is completed, the customization process begins. Minimal changes will be made to the systems software environment. The following paragraphs describe typical activities for the mainframe and open systems environments.

Mainframe

The migration team will establish the ACS internal systems integration processes, apply the necessary software maintenance upgrades and authorization pass-codes, set up the internal automation and systems support processes, and install additional systems utilities.

The Migration Team will make no changes to the applications environment. All logical definitions remain the same, and all systems software products should function the same. ACS will not add new versions, releases or maintenance to the environment without Symetra’s prior approval.

Wintel Systems

Operating Systems — ACS will perform a fresh OS installation of the current OS on all servers unless a change is specifically requested by Symetra, designated by the hardware vendor, or specific application vendor for supportability reasons.

In most cases, the approach for the Wintel environment will be fresh application installs using vendor supplied media or downloadable files from their web sites. The configuration and customization of these and other products will be performed cooperatively between ACS and Symetra.

Exceptions to the product installation rule are when Symetra engages vendor supplied professional services or when the entire system image of the source server can be moved to the target server. Symetra will be responsible for overseeing efforts related to vendor assistance and engage ACS on an as needed basis to address environmental or operating system requirements.

Testing

A comprehensive testing methodology is executed to verify the transition process is sound and the systems and network function properly. This includes unit testing for network and application components, integrated application/network testing, and a dry run that is a dress rehearsal of the final cutover. For more information, refer to the Section 4.4 (Transition Approach for Testing).

Prior to the Dry Run, a “freeze” for discretionary changes is required to ensure that the systems are stabilized for the cutover. This “freeze” is in
Confidential Information

Symetra Transition Program
effect beginning one week before the “dry run” and extends one week after the “hot cut”.
Implement
The Hot Cut is the final move (cutover) of the Symetra processing environment to ACS. The general scenario for the Hot Cut is as follows:
•	Quiesce systems at RDC

•	For tape copy:
➢	Perform disk-to-tape copies at RDC

➢	Transport copy tapes to ACS

➢	Perform tape-to-disk restores at ACS
•	Cut network over to ACS

•	Transport tape library to ACS

•	Perform system customization at ACS

•	Perform Customer Application Acceptance Test

•	Make “go” decision

•	Start production processing at ACS

•	Transport off-site tapes to ACS vault
ACS will develop the master cutover plan and manage the move. Symetra is responsible for developing and executing application test scripts. This event will require participation from ACS technical, operations, and network groups; Safeco technical, operations, network, and Symetra application groups; and a select group of business users.

Fallback

In the event that a catastrophic problem is encountered at the Hot Cut, the transition approach employed by ACS allows for a controlled fallback to Symetra original systems at RDC. As part of developing the cutover plan and script, ACS also develops a fallback plan based on potential “showstoppers” that are pre-identified by ACS and Symetra. The following paragraphs highlight key aspects of ACS’ fallback approach.

ACS works with Symetra to develop an Acceptance Test that is executed at the final Hot Cut. The Acceptance Test checks the validity of the “just-moved” systems to ensure that all business-critical functions are working
Confidential Information

Symetra Transition Program
properly prior to making a “go” decision and starting production processing at ACS.
If a major problem surfaces, ACS, along with its supporting vendors, works to resolve the problem within the pre-designated outage window. If the issue cannot be resolved to the satisfaction of Symetra, the fallback plan is implemented. Since the original systems have not been dismantled, the fallback plan is to point the network back to the original systems and restart the production applications. This is done with little or no loss of data.

Regarding the tape library, ACS works with Symetra prior to the Hot Cut to identify if there are any critical master tapes that need to be copied by Safeco prior to the cutover. In the event that fallback is required, the copies will remain at the original data center and will be used until the tape library can be returned.

If problems are encountered after production processing is started in the new processing environment, ACS, with its supporting vendors and Symetra, works to resolve the issues and move forward on the systems at ACS.

Following a “go” decision based on successful testing and approval, the implemented solution is put into production.

During post implementation there is a defined “critical care” period where all activities associated with the implemented solution are closely monitored and issues or incidents are addressed by the transition team. Once this “critical care” period is over, incident management will be addressed by the defined operational support organization.
Close
•	Complete turnover from the TMO to the SBU Management team.

•	Obtain customer concurrence that deliverables associated with this effort have been met

•	Obtain customer approval to close project

•	Complete administrative project close activities
4.3.2	Detailed Symetra Migration Approach

PHASES/APPLICATION GROUPINGS
Phase 1
Confidential Information

Symetra Transition Program
•	TBD
Phase 2
•	TBD
Phase 3
•	TBD
4.3.3	Network
4.3.3.1	Managed Network Services

ACS will design a network infrastructure to support the mainframe and server migration from the Safeco Redmond data center (RDC), and applicable remote sites, to the ACS NWSC in Hillsboro. The appropriate network infrastructure will be built for the systems that will be housed in the NWSC and at Symetra headquarters in Bellevue, Washington. There will be enough bandwidth installed to support remote access to the servers and mainframe. Network connectivity will take approximately 90 days to install from contract sign date. At that time, the remote sites can be configured and tested on the network which will take approximately 30 days. The voice strategy will consist of implementing a new Avaya PBX solution at the Bellevue, Washington facility, and of managing the existing Avaya switches in six sites and Centrex switches in two sites.

Upon contract signing, ACS will plan and engineer the installation and establishment of circuit connectivity between the RDC and the NWSC that will be used to facilitate the migration activities. This also will allow the RDC and the NWSC to access the existing Safeco-provided Symetra network as required to support the business.

As each additional circuit and site is turned up, associated network management services will be installed, configured and made available at the ACS ECC in the Dallas data center-with visibility from the NWSC-to ensure visibility and manageability. After new service has been established at all sites, existing connections will no longer be required and ACS will submit a request to Symetra to disconnect the circuit. This work will be performed in a coordinated and seamless fashion, ensuring an invisible transition from the existing network to the new network with no impact on Symetra users, customers or affiliates.

As this is a Greenfield network implementation, ACS will manage the acquisition, configuration and staging of new network equipment for deployment to all applicable Symetra sites. ACS will perform the necessary
Confidential Information

Symetra Transition Program
discovery on the current network state as part of the network engineering transition planning. Network engineering will take into account IP addressing, summarization, application loading, security requirements and traffic patterns. ACS network engineering will ensure that application access is not impacted during the transition of network by performing a traffic analysis of all applications to ensure that application interdependencies are fully understood before services are migrated from the RDC to the NWSC.

Our transition planning for voice services focuses on implementing standard management practices for change, problem and request management. ACS will establish functional personnel responsibility matrices to identify primary support for locations and equipment. Support queues will be created in ACS Remedy for all Symetra-related problem tickets, changes and requests. We will establish regular meetings between ACS support personnel, vendors and Symetra personnel as appropriate. A daily, weekly and monthly task list will be identified per location with responsibilities clearly defined and assigned. The first 60 days will focus on evaluating the state of the system and process documentation. ACS will identify all required information and document all systems, processes and lacking information. On-call responsibilities will be established and their respective escalation procedures will be documented.
4.3.3.2	VPN Transition
TBD
4.3.3.3	Enterprise Command Center

A follow the sun approach will be used to provide Enterprise Command Center (ECC) services. The ECC’s will be located in Dallas and <ECC loc #2>. Data network connectivity from the NWSC to the ECC locations will be provided by production circuits between the three locations.

Beginning with Network Test 2, ACS will begin monitoring any ACS-provisioned circuit. ACS will use HP OpenView at the NWSC to manage and monitor the Symetra network including the Symetra LAN and WAN. NetCool will be used as a “manager of managers” to collect data from all infrastructure monitoring systems, including Openview. The NetCool system will communicate with Dallas and <ECC loc #2> NetCool systems so that management and monitoring may be provided by the ACS Enterprise Command Centers in each location.
Confidential Information

Symetra Transition Program
As servers are placed into production in the NWSC data center, the ECC will begin active monitoring for those servers.
4.3.4 Mainframe
Overview
The mainframe environment will be migrated to the NWSC using a “system lift and drop” methodology. This methodology entails copying (“lift”) the operating system, applications, and user data currently in production at the RDC and restoring (“drop”) them at the NWSC. This approach ensures that the new mainframe environment is a mirror image of the production environment, with little or no change introduced during the transition. The data migration strategy will be a tape migration. ACS will set up a VTS/ATL device in the Safeco L&I data center and perform a data migration to this device in order to create the tapes that will be restored at the NWSC. The mainframe migration to NWSC will take approximately 120 days from contract sign date.
Methodology
Disk Storage System
ACS will install an IBM 2105 Shark DASD to handle Symetra storage requirements at our NWSC. ACS will migrate the Symetra mainframe workload to our NWSC in April 2005 using a tape dump/restore migration, or system lift. This is a proven methodology and will minimize cost while retaining data integrity. This methodology also allows for dry runs (tests) to finely tune the process and to facilitate user acceptance testing
Tape Storage System
To facilitate the migration to our NWSC, ACS also will install a temporary tape solution at the existing Safeco RDC.
The hardware will be installed within 60 days of contract signing. This equipment will consist of an IBM 3494 ATL and a VTS that will allow transition of Symetra’s tape processing from the existing STK VSM and 9840 solution.
Modifications to the existing ACS routines on the Safeco systems will be made, in cooperation with the Safeco systems staff, that will route all Symetra tape activity to the transition ATL/VTS equipment.
Critical tape data stored on existing STK tapes will be copied to the 3590 media using the IBM 3590 drives.
Confidential Information

Symetra Transition Program
All existing 3480 and 3490 tape volumes will be copied to the VTS, consolidating all Symetra tape processing onto the new IBM technology.
4.3.5 Wintel
Overview
The majority of the Wintel server environment will be migrated to the NWSC. The servers located in the remote offices will be replaced with ACS owned hardware that is comparable or better than the technology currently in place today. ACS will create a Wintel server environment that will allow for migration of the applications with little or no application changes. Hardware configurations for the new servers will closely match the existing servers; enabling us to simply back-up the current server operating system, applications, and user data and restoring them on the new servers. Servers that are currently SAN attached will continue to be SAN attached when replicated at the NWSC. Servers that currently have internal storage will be converted to SAN-attached during the migration. The migration will be a multi-phased approach that takes approximately 240 days from contract sign to implement. The number of phases and exact timing for each server migration will be determined during the Initial Knowledge Transfer phase as additional information is provided detailing server/application dependencies and data transfer requirements. The preliminary plan is to:
•	Migrate key infrastructure related applications such as Exchange and DNS first

•	Establish lab-based application testing area for application and data segregation

•	Migrate lab-tested applications and servers next

•	Migrate non-critical path servers and applications next

•	Migrational method is discretional based upon unique nature of application
Methodology
4.3.6 Output Processing
To quickly and seamlessly migrate Symetra to an efficient and easy to use outsource print and mail service capable of handling the complexities of your
Confidential Information

Symetra Transition Program
business requirements, the following 10 step project development and workflow process will be followed:
1. Define Channels of Communication
By ensuring we know the protocol for development and approval process we can better streamline the project process and set a solid foundation for a smooth engagement.
2. Define and Approve Project Plan
Build realistic timelines for deliverables and approvals to ensure timely completion of implementation, testing and go-live functions.
3. Forms Design and Coding
Given the requirements, design the document(s) to accomplish the stated goals. Special considerations may include bar codes, optical marks and so on.
4. Print Output and Fulfillment Development
Identify the specific criteria for each document output. Establish and prioritize criteria for each document flow and fulfillment. Test in production environment, provide samples for approval and document all process and procedure.
5. Develop and Document Delivery Timelines and Delivery Protocol.
Establish delivery and turnaround time requirements.
6. Establish Protocol and Requirements for Reporting:
Establish requirements for client notification of project completion.
7. Inventory management.
Coordinate the monitoring and replenishing of consumables to ensure continuous and timely production.
8. Production Auditing and Performance Reviews.
Improvement comes from continually monitoring and reviewing process and procedure.
9. Evaluation and coordination of process enhancements
Confidential Information

Symetra Transition Program
Once possible improvements are identified they have to be weighed and understood how they will affect the rest of the process.
10. Change Management Process: Establish and maintain procedure.
4.4 Transition Approach for Testing
ACS employs a comprehensive proven testing methodology aimed at ensuring that the transition process is accurate and that the new systems and network environments will function properly. The methodology is based on the key elements covered in the following subsections.
4.4.1 Testing Integration and Refinement
ACS utilizes a building-block approach to testing. System components, network components, application components, and interfaces are all tested both individually and then in an integrated fashion. Once the cloned systems are installed at ACS, the technical support staffs will perform basic systems testing to ensure that the systems are up and functional. As network circuits and equipment are installed, the network staff performs standalone testing with providers. At the point these two areas are ready, three network tests are conducted in order to test connectivity to the systems. In addition, application unit testing commences using a small subset of the network. These tests are followed by two integrated application/network tests. The Dry Run test that follows is a simulation of the final Hot Cut and involves thorough integrated testing.
The integrated test plan is also known as an “acceptance test”. The acceptance test is executed at both integrated tests, at the Dry Run, and again at the Hot Cut. It is rehearsed and refined so that by the Hot Cut, its execution becomes second nature.
Throughout the transition period, migration processes are repeated, integrated, and refined. The purpose of this approach is to build a level of proficiency and confidence in the transition team so that by the time the Hot Cut occurs, execution of the process is timely and accurate.
4.4.2 Mirrored Systems and Functional Testing
As indicated previously, ACS will install a “mirrored” hardware configuration on the floor at the NWSC. Disk storage will then be copied and restored “as is” on a volume-per-volume basis. Although the volumes will be restored to a new hardware configuration, the new systems and their applications environments will logically be identical to the original systems. Changes will be limited to configuration-related items such as hardware configuration, network connectivity, software authorization codes.
Confidential Information

Symetra Transition Program
In light of this methodology, ACS recommends that the Symetra acceptance test plan be based on a “functional interface testing” approach. This means that Symetra test scripts focus on testing the interfaces of components of the systems and network, particularly those that have changed. Selecting small functional subsets of key applications that exercise targeted systems and network components is an excellent way to do this.
It is necessary to test the following areas:
•	Network connectivity – Test inter-platform and intra-platform connectivity; inter-site and intra-site connectivity; connectivity with workstations, network printers, gateways, and other unique devices; transmissions (FTP, EDI, file transfer), dial-up, Internet access, connectivity with business partners, access to value-added networks. It is essential that all connectivity and interfaces be tested.

•	Application development and support environment – Test access to and function of operating software, utilities, development tools, test-to-production promotion procedures, and QA environments

•	Applications – Test access to and function of representative sequences of transactions, batch jobs, and cross-platform application interfaces.
ACS will work with Symetra to identify key interfaces, system components, and application components that are highly critical candidates for testing.
4.4.3 Test Plans
Symetra will be responsible for developing and executing its acceptance test plans in accordance with the transition methodology defined by ACS and approved by Symetra. The following defines the two types of test plans that are applicable.
The Application Unit Test is conducted over a window of approximately two to three weeks. This type of testing can be done mid-week via TCP/IP access to the cloned system(s) at ACS. The test plan should contain scripts that Symetra personnel can execute in order to ensure proper function of system and application components as well as interfaces to other test systems.
The Acceptance Test Plan is executed four times: at the two Integrated Applications / Network Tests, at the Dry Run, and at the Hot Cut. This plan is comprised of a subset of the functional test scripts. These scripts define “quick hit” tests that can be performed in a short period to verify that the systems have been successfully built and the network has been successfully pointed to ACS. At the Hot Cut, the Acceptance Test Plan execution is the final check to ensure that the environment is healthy prior to a “Go / No-Go” decision. It is essential that this test plan be executed more than once to insure that test scripts are functioning as expected prior to beginning production processing at the ACS data center.
Confidential Information

Symetra Transition Program
4.4.4 Testing Limitations
When testing on the new systems at ACS, there are some limitations that must be considered. Some of these limitations are as follows:
•	Minimal scratch tapes are available at ACS

•	No production input tapes are available at ACS

•	No archived datasets can be recalled from tape

•	Disk data is aged to the prior copy date

•	Passwords are aged to the prior copy date
In some cases, special arrangements can be made to overcome certain limitations, such as shipping a copy of a specific production tape dataset to ACS. ACS will work with Symetra to support testing needs as required.
4.4.5 Acceptance Criteria
Based on Symetra knowledge of its systems and applications, it is anticipated that the Symetra Team will develop test scripts for business-critical functions along with acceptance criteria (expected results) for these tests. ACS will provide input to Symetra on critical technical functions that are candidates for acceptance testing.
Final acceptance is based on successful test of each critical function. If a test fails, due to issues with performance, integrity, or functionality, ACS will work with Symetra to resolve the problem. It is essential that each critical function be successfully tested prior to the “Go / No-Go” decision. During the development of the Symetra Acceptance Test Plan, it is expected that Symetra will identify which potential functional failures are “showstoppers” and communicate these to ACS.
4.4.6 Testing Events
This subsection identifies the various testing events that occur during the transition period.
4.4.6.1 ACS Systems Testing
Once the mirrored systems at ACS have been started and customized, the technical support and operations staffs will test them. This testing ensures that all system components are starting properly and functioning to proper technical specifications. ACS Technical Support and Operations personnel will be responsible for developing and executing the test plans.
Confidential Information

Symetra Transition Program
4.4.6.2 1st Network Test
The purpose of this test is to initially verify connectivity to the new systems at ACS and to begin testing network cutover process. This type of test usually includes base connectivity checks such as bringing lines and devices active, establishing sessions between peers, “pinging” devices, logging onto a system, and executing simple data transmissions.
At the 1st Network Test, a key subset of interfaces is tested in order to ensure that all primary and redundant paths through the network are working properly. Most activities involve testing access from Symetra-only sites.
ACS will develop the master test script and manage the test. The estimated test window is approximately eight hours. Some network devices will be impacted for the time that they are pointed to the ACS systems for testing.
4.4.6.3 2nd Network Test
Additional interfaces are tested for connectivity to the new systems at ACS. Any items that failed during the 1st Network Test are re-tested. Depth and complexity may be added to tests. Testing of the network cutover process is continued. Some initial testing with business partners and non-Symetra sites is introduced.
ACS will develop the master test script and manage the test. Participation from Symetra application/business groups may be required for testing with third parties. It is estimated that the test window will be approximately eight hours. Some network devices will be impacted for the time that they are pointed to the systems at ACS for testing.
4.4.6.4 3rd Network Test
Remaining interfaces are tested for connectivity. Any items that failed during the 2nd Network Test are re-tested. More in-depth functional testing may be introduced (application transaction/transmission sequences). The process to cut over the network is further refined. Testing with business partners continues.
ACS will develop the master test script and manage the test. Participation from Symetra application/business groups may be required for testing with third parties. Again, it is estimated that the test window will be approximately eight hours. Some network devices will be impacted for the time that they are pointed to the systems at ACS for testing.
Confidential Information

Symetra Transition Program
4.4.6.5 Application Unit Testing
ACS recommends that the Symetra acceptance test plan be based on a “functional interface testing” approach for systems/ application testing. This type of testing focuses on system components that have changed and focuses on small subsets of key applications. Unit testing is done to ensure proper function of system and application components such as hardware devices, systems software, key application transactions and jobs, printing, interfaces to other systems, and key parts of the application development environment. This testing will occur during the workweek.
A maximum of a three week window will be established during which Customer systems/applications personnel can log on to the new systems in ACS in order to execute their test scripts. ACS will establish coordination procedures for handling test set-ups and problem tracking. Symetra personnel are responsible for developing and executing test scripts. There will be no disruption of production processing.
4.4.6.6 1st Integrated Application / Network Test
This activity integrates application testing along with network testing. Its primary purposes are to test network connectivity, to test the network cutover process, and to rehearse the acceptance test that will be used again at the Dry Run and Hot Cut. As mentioned previously, the acceptance test is one that can be performed in a short period to verify that the systems have been successfully built and that the network has been successfully pointed ACS prior to a “Go” decision.
ACS will develop the overall execution plan. Symetra is responsible for developing and executing the Symetra acceptance test plan. This event will require participation from ACS technical, operations, and network groups; Symetra technical, operations, network, and applications groups; and possibly a select group of business users.
It is estimated that the test window will be approximately eight hours. During this time, network components will be pointed to ACS and be unavailable for production.
4.4.6.7 2nd Integrated Application / Network Test
This activity is similar to the 1st Integrated Test. Its primary purposes are to rehearse the acceptance test that will be used again at the Dry Run and Hot Cut, re-test any items that failed during the 1st Integrated Test, and add new test items that were excluded at the 1st Integrated Test.
ACS will develop the overall execution plan. Symetra is responsible for developing and executing the Symetra acceptance test plan. This event will require participation from ACS technical, operations, and network
Confidential Information

Symetra Transition Program
groups; Symetra technical, operations, network, and applications groups; and possibly a select group of business users.
It is estimated that the test window will be approximately eight hours. During this time, network components will be pointed to ACS and be unavailable for production.
4.4.6.8 Dry Run
The Dry Run is a rehearsal of the Hot Cut. The objective is to simulate, as closely as possible, the final cutover with the given exception that physical moves do not occur (tape library, etc.). The general plan is as follows:
•	Quiesce systems at Symetra

•	For tape copy:

Perform disk-to-tape copies at Symetra

Transport copy tapes to ACS

Perform tape-to-disk restores at ACS

•	Cut network over to ACS

•	Transport tape library to ACS

•	Perform system customization at ACS

•	Perform Customer Application Acceptance Test

•	Make “go” decision

•	Start production processing at ACS

•	Transport off-site tapes to ACS vault
ACS will develop the overall execution plan. Symetra is responsible for developing and executing the Symetra acceptance test plan. This event will require participation from ACS technical, operations, and network groups; Symetra technical, operations, network, and applications groups; and possibly a select group of business users.
When using a tape copy approach, production system outages at will be limited to TBD hours plus tape transport time plus the amount of test time defined by Symetra.
During this time, network components will be pointed to ACS and be unavailable for production.
Confidential Information

Symetra Transition Program
5 Transition Program Key Milestones and Project Plan (Schedule)
5.1 Key Transition Milestones
The key Transition Milestones, dates to be determined at a later date, are:

1.	Transition Plan Completed and Delivered

2.	Data Center Development Environment (Sandbox) Completed and Available

3.	Phase I Network Completed and Available (NWSC-Redmond)

4.	Data Center Production Infrastructure Completed and Available (Mainframe and Critical Server Support Ready)

5.	Phase II Network Completed and Available (Remotes-NWSC)

6.	Voice Production Infrastructure Completed and Available (Bellevue)

7.	Help Desk Cutover (Includes Double-dipping with Safeco Help Desk)

8.	All Applications Operating on ACS Infrastructure

9.	Content Management Service Ready for Production

10.	Output Services Ready for Production

11.	Distributed Computing Services Ready for Support (CompuCom Ready for Dispatch)

12.	Final Cutover from Safeco RDC to NWSC

13.	Disaster Recovery Plan Completed and Delivered
5.2 Program Project Plan (Schedule)
Version XX of the Symetra transition program project plan supports this plan and the achievement of the key transition milestones. As required by the agreement, the Symetra transition program project plan (schedule) will be revised by ACS and submitted to Symetra for review, comment, and approval during detailed transition planning activities early in the transition.
Following are the milestone dates review, comment, and approval.
•	Review: Detailed Transition Plan approval plus 30 calendar days
Confidential Information

Symetra Transition Program
•	Comments:— Within 7 calendar days of review

•	Approval: Within 14 calendar days of comments
Confidential Information

Symetra Transition Program
     6 Detailed Transition Plan Approvals
6.1 Approvals Required

Name	Signature	Approval	Date
Jim Ryan		☐ Approved
Symetra		☐ Disapproved
Transition Executive

Debbie Dawes		☐ Approved
Symetra		☐ Disapproved
Transition Manager

Erik Johnson		☐ Approved
ACS		☐ Disapproved
SBU Manager

Joe Gentry		☐ Approved
ACS		☐ Disapproved
Transition Manager
     6.2 Comments

Name	Approval/Disapproval Comments
Jim Ryan
Symetra
Transition Executive

Debbie Dawes
Symetra
Transition Manager

Erik Johnson
ACS
SBU Manager

Joe Gentry
ACS
Transition Manager
Confidential Information

ATTACHMENT D
FORM OF IN-SCOPE SERVICE REQUEST

ATTACHMENT E
ACS KEY PERSONNEL
Each of the following individuals constitutes Key Personnel under the terms of the Agreement:

Position	Name
ACS Project Executive	Erik S. Johnson
ACS Service Delivery Manager (All Service Towers)	Fran Nesbitt

ATTACHMENT F
PROVIDER’S TECHNOLOGY REFRESH REQUIREMENTS
The Parties shall meet upon Symetra’s reasonable request to discuss Symetra’s refresh requirements.
Symetra will be responsible for hardware necessary to provide the Services purchased throughout the Term of the Agreement.
ACS’ refresh recommendations are as follows:
•	Server refresh — Cycle of one hundred percent (100%) of candidate servers between thirty-six (36) and forty-eight (48) months post-Handover Date, with subsequent server refreshes every thirty-six (36) to forty-eight (48) months thereafter. This strategy would ensure that no server extends beyond a forty-eight (48)-month refresh window.

•	Mainframe and peripherals thirty-six (36) month refresh cycle, only for systems or equipment requiring refresh at that time, or for equipment approaching manufacturer EOL at that time.

•	Router and data communications equipment — Refresh no less than every forty-eight (48) months, or as required to provide Services and meet the SLRs.

•	Telecommunications equipment (e.g., telephone switch and handsets) — Refresh only as required to support new feature sets or discontinued equipment, estimated between sixty (60) and seventy-two (72) months.

ATTACHMENT G
SHARED RESOURCES
Software:
•	iStar proprietary web portal, and associated proprietary tools and systems owned and operated by ACS, including but not limited to SRP, iDrive, and CrystalReports.

•	Category 5 Software which is content management software, including but not limited to MCP and ACS Capture.

•	Monitoring systems software, including but not limited to HP Openview, Micromuse NetCool, IBM Tivoli, and Concord eHealth.
Hardware:
•	Facilities support, including but not limited to HVAC, electrical power distribution and backup, fire suppression, and equipment racks.

•	Network infrastructure, including but not limited to core network switches and routers, cable plant, and monitoring tools.

•	Storage area network (“SAN”), including but not limited to SAN switches, drive arrays, cable plant, and monitoring tools. Symetra data will be segregated on dedicated physical volumes.

•	Print and mail hardware including but not limited to inserters, sorters, high speed printers and velo binders.

•	Image capture hardware including but not limited to scanners, sorters and bar code readers.

ATTACHMENT H
ASSIGNED CONTRACTS
None as of the Effective Date.

ATTACHMENT I
MANAGED CONTRACTS
None as of the Effective Date; provided, however, that ACS acknowledges and agrees that all maintenance contracts for telephony services for the remote offices identified in Attachment B shall, at Symetra’s option, become Managed Contracts.

ATTACHMENT J
INVOICE FORMAT
General Invoice -

Invoice Number 00000000	Customer No: SYM001
DATE: Month Day, Year	Invoice Account Number SYM001
Customer A/R Number

INVOICE TO:	PLEASE REMIT TO:

Symetra Life Insurance Company	ACS Commercial Solutions, Inc.
Attn: [Name]	Attn: Accounts Receivable
5069 154th Place, N.E.	P.O. Box 200790
Redmond, WA 98052-9669	Dallas, TX 75320-0790

U.S.	U.S.

DESCRIPTION	AMOUNT
Resource Utilization Charges	0.00
Third Party Charges	0.00
Recurring Charges	0.00

SUB-TOTAL	$0.00

TAX	$0.00

TOTAL AMOUNT DUE	$0.00

Final Billing Summary Report —
Final Billing Summary Report

Billing Period : Month 2004	Page : 1
Posting Date : 00/00/2004

Customer Number : SYM001	Customer Name : Symetra		CPU Type:
			CPU Factor: 1.00 relative to

	Resource Name	Number Of Units Unit Type		Bill Rate	Tier Amount	Bill Amount
Utilization Charges :

Recurring Charges :

Invoice Account Tax
Invoice Account Total	Account SYM001 Amt of Invoice					0.00
ARC Invoice —

Invoice Number 00000000	Customer No: SYM001
DATE: Month, Day, Year	Invoice Account Number SYM002
Customer A/R Number

INVOICE TO:	PLEASE REMIT TO:

Symetra Life Insurance Company	Affiliated Computer Services, Inc.
Attn: [Name]	Attn: Accounts Receivable
5069 154th Place, N.E.	P.O. Box 200790
Redmond, WA 98052-9669	Dallas, TX 75320-0790

U.S.	U.S.

DESCRIPTION	AMOUNT
Resource Utilization Charges	0.00
Third Party Charges	0.00
Recurring Charges	0.00
Customer Credits	0.00

SUB-TOTAL	$0.00

TAX	$0.00

TOTAL AMOUNT DUE	$0.00

ARC/RRC Final Billing Summary Report —
Final Billing Summary Report

Billing Period : Month 2004	Page : 1
Posting Date : 00/00/2004

Customer Number : SYM001	Customer Name : Symetra		CPU Type:
			CPU Factor: 1.00 relative to

	Resource Name	Number Of Units Unit Type		Bill Rate	Tier Amount	Bill Amount
Credits:
	RRC/	0.000000		0.000000		0.00
	Baseline 0/Difference 0.00 @ $0.00

Third Party Charges :

Invoice Account Tax						0.00
Invoice Account Total	Account SYM002 Amt of Invoice					0.00

ARC/RRC Billing Description Report-
Billing Description Report

Billing Period : Month 2004	Page : 1
Posting Date : 00/00/2004

Customer Number : SYM001	Customer Name : Symetra		CPU Type:
Invoice Account: SYM002			CPU Factor: 1.00 relative to

	Resource Name	Number Of Units Unit Type		Bill Rate	Tier Amount	Bill Amount

Credits:
RRC/	Baseline /Difference

Third Party Charges :
Baseline /Actual

ATTACHMENT K
HIPAA TERMS
The Agreement contemplates that: (1) ACS will perform certain services for the benefit of Symetra and/or certain of its Affiliates; and (2) in connection therewith, ACS may have access to certain Protected Health Information “PHI”) collected, maintained, transmitted or otherwise used by Symetra and/or one (1) or more Symetra Affiliates (whether in their capacity as a Covered Entity or as a Business Associate of another Covered Entity) (collectively referred to herein as “Symetra PHI”).
1. HIPAA Privacy Regulations.
(a) General. ACS acknowledges that it is a Business Associate or sub-Business Associate of Symetra for purposes of HIPAA’s Standards for Privacy of Individually Identifiable Health Information (as the same may have been and/or may be amended from time-to-time, the “Privacy Regulations”). ACS shall comply with the provisions set forth in Addendum 1 to this Attachment K with respect to Symetra PHI.
(b) Uses and Disclosures of Protected Health Information. ACS shall Use and Disclose Symetra PHI only as minimally necessary to perform its obligations under the Agreement and/or as otherwise authorized by Symetra in writing.
(c) Failure to Comply with HIPAA Obligations.
     (i) Mitigation Obligation. If ACS has violated any of its obligations under this Section 1, at its sole cost and expense, ACS immediately shall take commercially reasonably steps to mitigate the harmful effects of such violation, if any.
     (ii) Opportunity to Cure; Termination. If ACS notifies Symetra, or Symetra otherwise has reason to believe, that ACS has violated a material term of any of the requirements set forth in this Section 1, and a cure of such violation is possible, not later than five (5) calendar days following Symetra’s request, the Parties shall meet (in person or by telephone, as requested by Symetra) to discuss Symetra’s concerns. Following such meeting, ACS shall advise Symetra whether it agrees or disagrees with Symetra’s concerns. If ACS agrees with Symetra’s concerns, not later than five (5) calendar days after such meeting, ACS shall propose to Symetra a plan for addressing Symetra’s concerns (the “Corrective Plan”) and, if necessary, the Parties thereafter shall engage in good faith discussions in an effort to reach agreement on the terms of the Corrective Plan. If ACS materially fails to implement the terms of the mutually agreed Corrective Plan, then, in addition to any other rights and remedies that may be available to Symetra, upon written notice to ACS, Symetra shall have the right to terminate the Agreement and any or all country-specific agreements either in their entirety or as they relate to Symetra only. If ACS disagrees with Symetra’s concerns, then the Parties will engage in good faith discussions at successively higher levels of management until the Problem has been resolved. Notwithstanding the foregoing, if the Parties are unable to reach agreement on the terms of the Corrective Plan or otherwise are unable to reach agreement with respect to Symetra’s concerns within sixty (60) calendar days following Symetra’s initial request for a meeting as described above, and Symetra has determined that ACS has violated a material term of any of its HIPAA-related obligations hereunder, then, upon written notice to ACS, Symetra shall have the right to terminate, the Agreement and any or all country-specific agreements either in their entirety or as they relate to Symetra only.
     (iii) No Opportunity to Cure; Termination. If ACS notifies Symetra, or Symetra otherwise has reason to believe, that ACS has violated a material term of any of the requirements set forth in this Section 1 and a cure of such violation is not possible, Symetra shall have the right upon written notice to ACS to terminate the Agreement and any or all country-specific agreements either in their entirety or as they relate to Symetra only.
     (iv) Effect of Termination. Any termination the Agreement and/or any country-specific agreements as provided herein shall be without liability or further obligation on the part of Symetra to ACS, except for those provisions that would, by their nature, survive any termination of the Agreement and/or any country-specific agreement.
(d) State Law Requirements. Any Use or Disclosure of Symetra PHI by ACS shall be made in accordance with More Stringent state laws and regulations and as ACS may be specifically instructed by Symetra; provided, however, that ACS shall continue to be bound by and comply with the terms and conditions of this Attachment K to the extent such terms and conditions do not conflict with the applicable laws and regulations of such states.
(e) Audit Rights. Upon Symetra’s request, but no more often than once annually except: (a) as necessary for Symetra to respond to any regulatory requirement or inquiry; or (b) as deemed reasonably necessary by Symetra as a result of Symetra’s good faith belief that ACS has breached any of its obligations under this Attachment K, and not later than ten (10) calendar days following Symetra’s request (unless the terms of subsection (a) apply, in which case such time period shall be five (5) calendar days following Symetra’s request), ACS shall make available to Symetra its internal practices, books and records relating to the Use and Disclosure of Protected Health Information received from, or created or received by ACS on behalf of, Symetra in order to permit Symetra to confirm and/or investigate ACS’ compliance with its HIPAA-related obligations (including any obligations under applicable state laws and regulations) hereunder. ACS shall cooperate with Symetra in all reasonable respects in connection with such audits.
(f) ACS’ Employees, Agents, Representatives and Subcontractors. ACS represents and warrants that ACS’ employees, agents and subcontractors who will or may potentially have access to Symetra PHI will have been provided with general HIPAA-related training and education as well as specific knowledge of ACS’ HIPAA-related responsibilities and contractual requirements to Symetra (including applicable state laws and regulations to the extent that ACS has received written instructions from Symetra concerning More Stringent state laws and regulations), in each case prior to being allowed to have access to Symetra PHI. At Symetra’s request, ACS will provide Symetra with all information reasonably requested by Symetra regarding the training provided to those ACS employees, agents and subcontractors who will or potentially may have access to Symetra PHI. ACS further represents and warrants to Symetra that it will impose appropriate sanctions on any employee and will take appropriate action under its contract with any agent and/or Subcontractor of ACS if such Person violates any of ACS’ HIPAA-related obligations under this Attachment K, and agrees, at Symetra’s request if the violation is egregious or recurring in nature, to prevent any such employee, agent and/or Subcontractor from having any further access to Symetra PHI.
(g) Aggregate Data. Without the express prior written consent of Symetra, ACS shall not have the right to engage in Data Aggregation activities with respect to Symetra’s data, whether or not such data constitutes Symetra PHI.
(h) Defined Terms. Capitalized terms used in the opening paragraph, in this Section 1, in Addendum 1 and/or Addendum 2 but not defined herein shall have the meanings ascribed to them in the Agreement and/or in the Privacy Regulations, as applicable. If a capitalized term is defined in both the Agreement and in the Privacy Regulations, the definition in the Privacy Regulations shall apply.
(i) Interpretation. Any ambiguity in any term or condition of the Agreement, including this Attachment (including Addenda 1 and 2), or any inconsistency between any term or condition of the Agreement and this Attachment (including Addenda 1 and 2), shall be resolved in favor of a meaning that permits Symetra to comply with the Privacy Regulations.
2. HIPAA Electronic Transactions Standards.
(a) General. If ACS agrees to conduct on behalf of Symetra all or part of any Transaction covered under HIPAA’s Standards for Electronic Transactions (as the same may have been and/or may be amended from time-to-time, the “Electronic Transactions Regulations”), then ACS shall conduct, and cause its employees, agents and subcontractors to conduct, such Transactions as standard transactions under the Electronic Transactions Standards.
(b) Defined Terms. Capitalized terms used in this Section 2 but not defined herein shall have the meanings ascribed to them in the Agreement and/or the Electronic Transactions Regulations, as applicable. If a capitalized term is defined in both the Agreement and in the Electronic Transactions Regulations, the definition in the Electronic Transactions Regulations shall apply.
3. HIPAA Security Regulations. Beginning on April 20, 2005, Symetra and ACS will be required to comply with HIPAA’s security standards, which were issued in their final form on February 20, 2003 (as the same may have been and/or may be amended from time to time, the “Security Regulations”). In connection therewith, as of that compliance date ACS shall: (a) have implemented safeguards that reasonably and appropriately protect the confidentiality, integrity and availability of the electronic PHI that it creates, receives, maintains or transmits on behalf of Symetra; (b) ensure that any agent, including a subcontractor, to whom ACS provides this information agrees to implement reasonable and appropriate safeguards; (c) report to Symetra any security incident of which it becomes aware; and (d) make ACS’ policies and procedures, and documentation required by the Security Regulations relating to such safeguards, available to the Secretary for purposes of determining Symetra’s compliance with the Security Regulations. Without limiting any other rights and remedies that may then be available to Symetra, Symetra shall have the right to terminate the Agreement and any or all country-specific agreements, either in their entirety or as they relate to Symetra only, immediately and without penalty upon written notice by Symetra to ACS if Symetra determines that ACS has violated a material term of this Section.
4. Changes or Modifications to HIPAA and/or HIPAA Regulations. If, following the Effective Date, HIPAA and/or any of the HIPAA regulations are modified and/or additional regulations are issued pursuant to HIPAA (each, a “Modification”) and, as a result, Symetra determines that modifications to the terms of the Agreement are required in order for Symetra to comply with such Modification(s) (including by way of example and not of limitation, if additional provisions are required to be included in agreements between Covered Entities and Business Associates), promptly following Symetra’s request, the Parties shall engage in good faith negotiations regarding any modifications to the terms of this Agreement that may be necessary or appropriate. If the Parties are unable to agree on any such modifications to the terms of the Agreement following such good faith negotiations, which negotiations shall not exceed sixty (60) calendar days from the date of Symetra’s request for negotiations unless otherwise agreed to by the Parties, then following expiration of such sixty (60) calendar day period, Symetra shall have the right, at its option, to terminate the Agreement and any country-specific agreements as of a date specified in a notice of termination to ACS, which date shall be any date on or before the applicable compliance date relating to such Modification. Such termination shall be without liability or further obligation on the part of Symetra to ACS, except for those provisions that would, by their nature, survive any termination of the Agreement.
5. Indemnity for Third Party Claims. ACS shall indemnify, defend and hold Symetra and its Affiliates, as well as their respective members, directors, officers, shareholders, employees, agents, attorneys, successors and assigns, harmless from and against any and all Third-Party claims, damages, liabilities, judgments, fines, assessments and/or other losses or expenses (including reasonable attorneys’ fees) arising out of or relating to any failure by ACS to comply with its HIPAA-related obligations (including any similar obligations under applicable state laws and regulations to the extent that ACS has received written instructions from Symetra concerning More Stringent state laws and regulations) under this Attachment.
6. Notices. Any notices required or permitted to be delivered to Symetra under this Attachment shall be delivered to the Persons identified in Section 19.6 of the Agreement and to Symetra’s Privacy Officer at the following addresses via facsimile or via overnight mail delivery:
Symetra Life Insurance Company
5069 154th Place NE
Redmond, WA 98052-9669
Attn: Privacy Officer
Fax: (425) 376-6080
7. Injunctive Relief. ACS agrees that the remedies at law for any breach by it of the terms of this Attachment shall be inadequate and that monetary damages resulting from such breach are not readily measured. Accordingly, in the event of a breach or threatened breach by ACS of the terms of this Attachment, Symetra shall be entitled to immediate injunctive relief. Nothing herein shall prohibit Symetra from pursuing any other remedies that may be available to it for such breach, and the rights provided under this Attachment and the section(s) of the Agreement related to injunctive relief, if any, shall be cumulative.

ADDENDUM 1
BUSINESS ASSOCIATE REQUIREMENTS UNDER PRIVACY REGULATIONS
1. ACS shall not Use or further Disclose Symetra PHI except as permitted or required by the Agreement, including this Attachment, or as Required by Law.
2. ACS shall use appropriate safeguards to prevent Use or Disclosure of Symetra PHI other than as provided for in the Agreement, including this Attachment.
3. ACS shall report to Symetra any Use or Disclosure of Symetra PHI not permitted under the terms of the Agreement, including this Attachment, of which it becomes aware.
4. ACS shall ensure that any agents, including subcontractors, to whom ACS provides Symetra PHI received from, or created or received by ACS on behalf of Symetra, agree to the same restrictions and conditions that apply to ACS with respect to such Symetra PHI by causing such agents, including subcontractors, to execute a subcontract agreement with ACS that includes as an attachment substantially the same terms as the terms set forth in the attached Addendum 2.
5. If ACS maintains Symetra PHI in a Designated Record Set, at the request of Symetra, and in the time and manner designated by Symetra, ACS shall make available or provide access to such data in a Designated Record Set to Symetra (or to Individuals, if so directed by Symetra) in order to permit Symetra to satisfy the requirements of Section 164.524 of the Privacy Regulations.
6. If ACS maintains Symetra PHI in a Designated Record Set, at the request of Symetra, and in the time and manner designated by Symetra, ACS shall make any amendments to such data in a Designated Record Set that Symetra directs or agrees to pursuant to Section 164.526 of the Privacy Regulations.
7. ACS shall document any Disclosure of Symetra PHI as to which Symetra has an accounting obligation under Section 164.528 of the Privacy Regulations and information related to such Disclosure as required for Symetra to respond to a request by an Individual for an accounting of Disclosures of Protected Health Information in accordance with Section 164.528 of the Privacy Regulations.
8. At the request of Symetra, and in the time and manner designated by Symetra, ACS shall make available and provide to Symetra (or to an Individual, if so directed by Symetra) the information collected in accordance with Section 7 above to permit Symetra to respond to a request by an Individual for an accounting of Disclosures of Protected Health Information in accordance with Section 164.528 of the Privacy Regulations.
9. ACS shall make available its internal practices, books and records relating to the Use and Disclosure of Symetra PHI received from, or created or received by ACS on behalf of Symetra, available to Symetra, or at the request of Symetra, to the Secretary, in a time and manner designated by Symetra or the Secretary, for purposes of the Secretary determining Symetra’s compliance with the Privacy Regulations.
10. Upon termination or expiration of the Agreement, if feasible, ACS shall return or destroy all Symetra PHI received from, or created or received by ACS on behalf of Symetra, that ACS still maintains in any form and retain no copies of such Symetra PHI. If such return or destruction of Symetra PHI is not feasible, the terms and conditions of the Agreement and this Addendum that are applicable to Symetra PHI shall survive termination or expiration of the Agreement for as long as ACS retains Symetra PHI, and ACS shall comply with such terms and conditions and shall limit its further Uses and Disclosures of such Symetra PHI to those purposes that make the return or destruction of Symetra PHI infeasible. ACS shall include a similar provision regarding return or destruction of Symetra PHI upon termination of its contracts with any subcontractor or agent.

ADDENDUM 2
HIPAA REQUIREMENTS FOR ACS SUBCONTRACT AGREEMENTS
1. HIPAA Privacy Regulations.
     (a) General. Subcontractor acknowledges that it is an indirect Business Associate of Symetra and/or one of its affiliates (collectively for purposes of this Attachment, “Symetra”) for purposes of the HIPAA Standards for Privacy of Individually Identifiable Health Information (as the same may have been and/or may be amended from time-to-time, the “Privacy Regulations”). Subcontractor shall comply with the provisions set forth in Appendix 1 to this Addendum with respect to the Protected Health Information collected, maintained, transmitted or otherwise used by Symetra (collectively referred to herein as “Symetra PHI”).
     (b) Uses and Disclosures of Protected Health Information. Subcontractor shall Use and Disclose Symetra PHI only as minimally necessary to perform its obligations under its agreement with ACS (the “Subcontract Agreement”) and/or as otherwise authorized in writing by ACS or Symetra.
     (c) Failure to Comply With HIPAA Obligations.
     (i) Mitigation Obligation. If Subcontractor has violated any of its obligations under this Section 1, at its sole cost and expense, Subcontractor immediately shall take commercially reasonable steps to mitigate the harmful effects of such violation, if any.
     (ii) Opportunity to Cure; Termination. If Subcontractor notifies ACS and/or Symetra, or ACS and/or Symetra otherwise have reason to believe, that Subcontractor has violated a material term of any of the requirements set forth in this Section 1, and a cure of such violation is possible, not later than five (5) calendar days following ACS’ and/or Symetra’s request, Subcontractor, ACS and Symetra shall meet (in person or by telephone, as requested by Symetra) to discuss ACS’ and/or Symetra’s concerns. Following such meeting, Subcontractor shall advise ACS and Symetra whether it agrees or disagrees with ACS’ and/or Symetra’s concerns. If Subcontractor agrees with such concerns, not later than five (5) calendar days after such meeting, Subcontractor shall propose to ACS and Symetra a plan for addressing those concerns (the “Corrective Plan”) and, if necessary, Subcontractor, ACS and Symetra thereafter shall engage in good faith discussions in an effort to reach agreement on the terms of the Corrective Plan. If Subcontractor materially fails to implement the terms of the mutually agreed Corrective Plan, then, in addition to any other rights and remedies that may be available to ACS and Symetra, ACS and/or Symetra shall have the right to terminate the Subcontract Agreement. If Subcontractor disagrees with ACS’ and/or Symetra’s concerns, then Subcontractor, ACS and Symetra shall follow the dispute resolution procedures set forth in the Subcontract Agreement, if any, or if dispute resolution procedures are not specified therein, then Subcontractor, ACS and Symetra shall engage in negotiations at successively higher levels of management until the dispute has been resolved. Notwithstanding the foregoing or any contrary provisions or terms in the Subcontract Agreement, if Subcontractor, ACS and

Symetra are unable to reach agreement on the terms of the Corrective Plan or otherwise are unable to reach agreement with respect to ACS’ and/or Symetra’s concerns within ninety (90) calendar days following the initial request for a meeting as described above, then, upon written notice to Subcontractor, ACS and/or Symetra shall have the right to terminate the Subcontract Agreement if ACS and/or Symetra have determined that Subcontractor has violated a material term of any of its HIPAA-related obligations hereunder.
     (iii) No Opportunity to Cure; Termination. If Subcontractor notifies ACS and/or Symetra, or ACS and/or Symetra otherwise have reason to believe, that Subcontractor has violated a material term of any of the requirements set forth in this Section 1, and a cure of such violation is not possible, ACS and/or Symetra shall have the right to terminate the Subcontract Agreement upon written notice to Subcontractor.
     (iv) Effect of Termination. Any termination of the Subcontract Agreement shall be without liability or further obligation on the part of ACS or Symetra to Subcontractor, except for those provisions that survive any termination of the Subcontract Agreement.
     (d) State Law Requirements. Any Use or Disclosure of Symetra PHI by Subcontractor shall be made in accordance with More Stringent state laws and regulations and as ACS may be specifically instructed by Symetra; provided, however, that Subcontractor shall continue to be bound by and comply with the terms and conditions of this Addendum 2 to the extent such terms and conditions do not conflict with the applicable laws and regulations of such states.
     (e) Audit Rights. Not later than five (5) calendar days following ACS’ or Symetra’s request, Subcontractor shall make available to ACS and Symetra its internal practices, books and records relating to the Use and Disclosure of Symetra PHI received from, or created or received by Subcontractor on behalf of Symetra (directly or indirectly), in order to permit ACS and Symetra to confirm and/or investigate Subcontractor’s compliance with its HIPAA-related obligations (including any obligations under applicable state laws and regulations) hereunder. Subcontractor shall cooperate with ACS and Symetra in all reasonable respects in connection with such audits.
     (f) Subcontractor’s Employees, Agents, Representatives and Subcontractors. Subcontractor represents and warrants to ACS and Symetra that Subcontractor’s employees, agents and subcontractors who will or potentially may have access to Symetra PHI shall have been provided with general HIPAA-related training and education as well as specific knowledge of Subcontractor’s HIPAA-related responsibilities and contractual requirements to ACS and Symetra (including applicable state laws and regulations to the extent that ACS has received written instructions from Symetra concerning More Stringent state laws and regulations), in each case prior to being allowed to have access to Symetra PHI. At ACS’ or Symetra’s request, Subcontractor shall provide ACS and Symetra with all information reasonably requested by ACS or Symetra regarding the training provided to those Subcontractor employees, agents and subcontractors who will or may potentially have access to Symetra PHI. Subcontractor further represents and warrants to ACS and Symetra that it will impose appropriate sanctions on any employee, and will take appropriate action under its contract with any agent and/or subcontractor of Subcontractor if such Person violates any of Subcontractor’s HIPAA-related obligations hereunder, and agrees, at ACS’ or Symetra’s request if the violation is egregious or recurring in nature, to prevent any such employee, agent and/or subcontractor from having any further access to Symetra PHI.
     (g) Aggregate Data. Without the express prior written consent of ACS and Symetra, Subcontractor shall not have the right to engage in any type of data aggregation activities with respect to Symetra’s data, whether or not such data constitutes Symetra PHI.
     (h) Defined Terms. Capitalized terms used in this Section 1 and in Appendix 1 but not defined herein shall have the meanings ascribed to them in the Privacy Regulations.
     (i) Interpretation. Any ambiguity or inconsistency in any term or condition of the Subcontract Agreement (including this Addendum and Appendix 1) shall be resolved in favor of a meaning that permits Symetra to comply with the Privacy Regulations.
2. HIPAA Electronic Transactions Standards.
     (a) General. If Subcontractor agrees to conduct on behalf of ACS and/or Symetra all or part of any Transaction covered under HIPAA’s Standards for Electronic Transactions (as the same may have been and/or may be amended from time-to-time, the “Electronic Transactions Regulations”), then Subcontractor shall conduct, and cause its employees, agents and subcontractors to conduct, such Transactions as standard transactions under the Electronic Transactions Standards.
     (b) Defined Terms. Capitalized terms used in this Section 2 but not defined herein shall have the meanings ascribed to them in the Electronic Transactions Regulations.
     3. HIPAA Security Regulations. Beginning on April 20, 2005, Symetra and ACS will be required to comply with HIPAA’s security standards, which were issued in their final form on February 20, 2003 (as the same may have been and/or may be amended from time to time, the “Security Regulations”). In connection therewith, as of that compliance date Subcontractor shall: (a) have implemented safeguards that reasonably and appropriately protect the confidentiality, integrity and availability of the electronic Symetra PHI that it creates, receives, maintains or transmits on behalf of Symetra; (b) ensure that any agent, including a subcontractor, to whom Subcontractor provides this information agrees to implement reasonable and appropriate safeguards; (c) report to Symetra any security incident of which it becomes aware; and (d) make Subcontractor’s policies and procedures, and documentation required by the Security Regulations relating to such safeguards, available to the Secretary for purposes of determining Symetra’s compliance with the Security Regulations. Without limiting any other rights and remedies that may then be available to Symetra or ACS, Symetra or ACS shall have the right to terminate the Subcontract Agreement immediately and without penalty upon written notice by Symetra or ACS to Subcontractor if either Symetra or ACS determines that Subcontractor has violated a material term of this Section.

     4. Changes or Modifications to HIPAA and/or HIPAA Regulations. If, following the date of the Subcontract Agreement, HIPAA and/or any of the HIPAA regulations are modified and/or additional regulations are issued pursuant to HIPAA (each, a “Modification”) and, as a result, Symetra or ACS determines that modifications to the terms of the Subcontract Agreement are required in order for Symetra or ACS to comply with such Modification(s) (including by way of example and not of limitation, if additional provisions are required to be included in agreements between Covered Entities and Business Associates), promptly following ACS’ or Symetra’s request, Subcontractor, ACS and Symetra shall engage in good faith negotiations regarding any modifications to the terms of the Subcontract Agreement that may be necessary or appropriate. If Subcontractor, ACS and Symetra are unable to agree on any such modifications to the terms of the Subcontract Agreement following such good faith negotiations, which negotiations shall not exceed sixty (60) calendar days from the date of ACS’ or Symetra’s request for negotiations unless otherwise agreed to by the Parties, then following expiration of such sixty (60) calendar day period, ACS and/or Symetra shall have the right to terminate the Subcontract Agreement as of a date specified in a notice of termination to Subcontractor, which date shall be any date on or before the applicable compliance date relating to such Modification. Such termination shall be without liability or further obligation on the part of ACS or Symetra to Subcontractor, except for those provisions that survive any termination of the Subcontract Agreement.
     5. Third-Party Beneficiary. Symetra is acknowledged to be a direct and intended third-party beneficiary of the terms of the Subcontract Agreement.
     6. Indemnity for Third Party Claims. Subcontractor shall indemnify, defend and hold harmless ACS, Symetra and their respective Affiliates, and all of their members, directors, officers, shareholders, employees, agents, attorneys, successors and assigns, from and against any and all Third-Party claims, damages, liabilities, judgments, fines, assessments and/or other losses or expenses (including reasonable attorneys’ fees) arising out of or relating to any failure by Subcontractor to comply with its HIPAA-related obligations (including any similar obligations under applicable state laws and regulations to the extent that Subcontractor has received written instructions from Symetra and/or ACS concerning More Stringent state laws and regulations) hereunder.
     7. Notices. Any notices required or permitted to be delivered to ACS and/or Symetra hereunder shall be delivered to ACS and Symetra at the following addresses via facsimile or via overnight mail delivery:
If to ACS:
Affiliated Commercial Solutions, Inc.
2828 N. Haskell Avenue, Bldg. 1
Dallas, Texas 75204
Attn: Chief Privacy Officer
Telecopier No.: (214) 584-5525
If to Symetra:

Symetra Life Insurance Company
5069 154th Place NE
Redmond, WA 98052-9669Attn: Privacy Officer
Fax: (425) 376-6080
     8. Injunctive Relief. Subcontractor agrees that the remedies at law for any breach by it of the terms hereof shall be inadequate and that monetary damages resulting from such breach are not readily measured. Accordingly, in the event of a breach or threatened breach by Subcontractor of the terms hereof, ACS and/or Symetra shall be entitled to immediate injunctive relief. Nothing herein shall prohibit ACS and/or Symetra from pursuing any other remedies that may be available to them individually or jointly for such breach, and the rights provided hereunder and in any section(s) of the Subcontract Agreement related to injunctive relief, if any, shall be cumulative.
     9. No Assignment or Subcontracting. Notwithstanding anything contained herein to the contrary, Subcontractor shall not assign, subcontract or delegate any of its obligations under the Subcontract Agreement without the prior written consent of ACS and Symetra.

APPENDIX 1 TO ADDENDUM 2
BUSINESS ASSOCIATE REQUIREMENTS UNDER PRIVACY REGULATIONS
     1. Subcontractor shall not Use or further Disclose Symetra PHI except as permitted or required by the Subcontract Agreement or as Required by Law.
     2. Subcontractor shall use appropriate safeguards to prevent Use or Disclosure of Symetra PHI other than as provided for in the Subcontract Agreement.
     3. Subcontractor shall report to ACS and Symetra any Use or Disclosure of Symetra PHI not permitted under the terms of the Subcontract Agreement of which it becomes aware.
     4. Subcontractor shall ensure that any agents, including subcontractors, to whom Subcontractor provides Symetra PHI received from, or created or received by Subcontractor on behalf of Symetra, agree to the same restrictions and conditions that apply to Subcontractor with respect to such Symetra PHI.
     5. If Subcontractor maintains Symetra PHI in a Designated Record Set, at the request of ACS or Symetra, and in the time and manner designated by ACS or Symetra, Subcontractor shall make available or provide access to Symetra PHI in a Designated Record Set to ACS or Symetra (or to Individuals, if so directed by ACS or Symetra) in order to permit Symetra to satisfy the requirement of and in accordance with Section 164.524 of the Privacy Regulations.
     6. If Subcontractor maintains Symetra PHI in a Designated Record Set, at the request of ACS or Symetra, and in the time and manner designated by ACS or Symetra, Subcontractor shall make available Symetra PHI for amendment and incorporate any amendments to Symetra PHI in a Designated Record Set that Symetra directs or agrees to, pursuant to and in accordance with Section 164.526 of the Privacy Regulations.
     7. Subcontractor shall document any Disclosure of Symetra PHI as to which Symetra has an accounting obligation under Section 164.528 if the Privacy Regulations and information related to such Disclosure as required for Symetra to respond to a request by an Individual for an accounting of Disclosures of Symetra PHI in accordance with Section 164.528 of the Privacy Regulations.
     8. At the request of ACS or Symetra, and in the time and manner designated by ACS or Symetra, Subcontractor shall make available and provide to ACS or Symetra (or to an Individual, if so directed by ACS or Symetra) the information collected in accordance with Section 7 above, and as required to provide an accounting of Disclosures in accordance with Section 164.528 of the Privacy Regulations.
     9. Subcontractor shall make available its internal practices, books and records relating to the Use and Disclosure of Symetra PHI received from, or created or received by

Subcontractor on behalf of, Symetra (directly or indirectly) available to ACS or Symetra, or at the request of Symetra, to the Secretary, in the time and manner designated by ACS, Symetra or the Secretary, for purposes of the Secretary determining Symetra’s compliance with the Privacy Regulations.
     10. Upon termination or expiration of the Subcontract Agreement, if feasible, Subcontractor shall return or destroy all Symetra PHI received from, or created or received by Subcontractor on behalf of, Symetra (directly or indirectly) that Subcontractor still maintains in any form and retain no copies of such Symetra PHI. If such return or destruction of Symetra PHI is not feasible, the terms of the Subcontract Agreement that are applicable to Symetra PHI shall survive the termination or expiration of the Subcontract Agreement for as long as Subcontractor retains Symetra PHI, and Subcontractor shall comply with such terms and conditions and shall limit its further Uses and Disclosures of such Symetra PHI to those purposes that make the return or destruction of Symetra PHI infeasible. Subcontractor shall include a similar provision regarding return or destruction of Symetra PHI upon termination of its contract with any subcontractor or agent.

ATTACHMENT L
SOFTWARE SCHEDULE

Supplier Name	Product Name	Category
BMC	Catalog Manager for DB2 * ( CA R/C Compare )	1
BMC	Change Manager for DB2 * ( CA R/C Migrator )	1
BMC	Control-D	1
BMC	Control-D\WebAccess ( Per Site )	1
BMC	DASD Manager for DB2 *( CA Data Analyser )	1
BMC	DASD MANAGER PLUS for DB2 * ( CA Data Analyser )	1
BMC	DATABASE INTEGRITY PLUS *	1
BMC	FAST REORG FACIILITY for IMS * ( MAX Reorg / online for IMS )	1
BMC	IMAGE COPY PLUS for IMS *	1
BMC	LOADPLUS for DB2 * ( CA Fast Load )	1
BMC	LOADPLUS for IMS * ( MAX Reorg / online for IMS )	1
BMC	POINT CHECKER PLUS for IMS *	1
BMC	SECONDARY INDEX UTIL for IMS * ( MAX Reorg / online for IMS )	1
BMC	SNAPSHOT UPGRADE FEATURE * ( MAX Reorg / online for IMS )	1
BMC	ULTRAOPT/IMS *	1
BMC	UNLOAD PLUS for DB2 * ( CA Fast unload )	1
BMC	UNLOAD PLUS for IMS * ( MAX Reorg /online for IMS )	1
CA	ACF2	1
CA	ACF2/DB2 Option	1
CA	CA-1 [Tape Management] *	1
CA	Detector(DB2) *	1
CA	Endevor/MVS **	1
CA	Netspy	1
CA	Plan Analyzer for DB2 *	1
CA	UNICENTER CA-7 JOB MANAGEMENT	1
CA	Unicenter CA-OPS/MVS Event Management and Automation for JES2	1
CA	UNICENTER DATABASE ANALYZER FOR DB2 FOR Z/OS	1
CA	UNICENTER FAST LOAD FOR DB2 FOR Z/OS	1
CA	UNICENTER FAST UNLOAD FOR DB2 FOR Z/OS	1

Supplier Name	Product Name	Category
CA	UNICENTER RC/COMPARE FOR DB2 FOR Z/OS	1
CA	UNICENTER RC/MIGRATOR FOR DB2 FOR Z/OS	1
CA	UNICENTER RC/QUERY FOR DB2 FOR Z/OS	1
CA	UNICENTER RC/UPDATE FOR DB2 FOR Z/OS	1
CA	View [Sysout Archive Retrieval] *	1
CA	Vision: Interface for DB2	1
CA	Vision: Results [DYL280, DYL260]	1
Candle CL	Supersession (VTAMPLUS)	1
Compuware	File-Aid for MVS*	1
Compuware	File-Aid for IMS IMS *	1
Compuware	XPEDITER CICS, XPEDITER/IMS *XPEDITER/TSO	1
IBM	BMS Mapset [DFSMS/MVS]	1
IBM	CICS/TS	1
IBM	DB2	1
IBM	Enterprise COBOL for z/OS	1
IBM	High Level Assembler/MVS	1
IBM	IMS & DB2 Utility Tools S&S	1
IBM	IMS/ESA *	1
IBM	IMS/ESA BTS *	1
IBM	ISPF/PDF [included in z/OS]	1
IBM	JES2 [included in z/OS]	1
IBM	QMF	1
IBM	SDF II/MVS	1
IBM	TCP/IP (HIP6140)	1
IBM	TSO/E [included in z/OS]	1
IBM	VS FORTRAN	1
IBM	VTAM (HVT6140)	1
IBM	Websphere Business Intergration Message Broker with Rules and forematting Extentions	1
IBM	WebSphere MQ	1
IBM	z/OS	1
ISOGON	Softaudit	1
Opentech	DASD Backup Stacker (DBS)	1
Opentech	TapeCopy/VDR (Licensed together)	1

Supplier Name	Product Name	Category
Sterling	Connect:Direct OS/390 with 2 concurrent sessions (SNA and TCP/IP Protocols)	1
Allen Systems Group	ASG-TMON for CICS/ESA *	2
Allen Systems Group	ASG-TMON for DB2 * ( CA insite for DB2 )	2
Allen Systems Group	JCLPREP *	2
BI Moyle	BIM-RECOV (CICS VSAM) *	2
Chicago-Soft	MVS/QuickRef	2
Cybermation	ESP Agent for Windows *	2
Cybermation	ESP Workload Manager *	2
DTS	The Space Recovery System ( SRS )	2
Freeware	PDS ( supercedes Serena’s Star Tool )	2
Innovation	ABR/FDR * [Application Backup function of FDR (or equivalent product) needed to support Archive/Restore of Control-D reports]	2
LRS Software	VPS *	2
LRS Software	VPS / TCPIP	2
Macro 4	Dumpmaster MVS	2
Macro 4	Insync MVS	2
Oblix	Oblix	2
Merrill	MXG	2
Pitney-Bowes	Finalist [Zip Code]	2
Princeton Softech	DB2 Relational Tools	2
Princeton Softech	Version Merger	2
SPC Systems	Level 2 Report Writer for OS/390	2
2	SYNCSORT for z/OS	2
Tone Software	DYNA-STEP	2
Tone Software	Flasher (OS/390 Spool Display) *	2
Unitech	ACR/Detail	2
Unitech	ACR/Summary	2
Utility Software	USCCopy [aka COPYMACS]	2
SAS	BASE	2
DST Systems	TA2000	4
DST Systems	TRAC2000	4
SunGard Systems International	ABC	4
Bloomberg, L.P.	Bloomberg Professional	4
	Bond Edge	4
	CAPS — Corporate Automated Payment System	4

Supplier Name	Product Name	Category
SunGard Systems International	CDS	4
Computer Sciences Corp (CSC)	CK4/CyberLife	4
CheckFree	Disc-IRS	4
Computer Sciences Corp (CSC)	DSS	4
Computer Sciences Corp (CSC)	JETS	4
Computer Sciences Corp (CSC)	Plan Advisor	4
Computer Sciences Corp (CSC)	RPS	4
Computer Sciences Corp (CSC)	V1	4
Stonebranch	Application systems Scheduling	1
Altris	Wise Package Suite	2
Best Software	Blackberry Enterprise Server	2
Best Software	BlackBerry Enterprise Server (to support 500 users)	2
CA	Argis (Database software)	2
Captaris	Windows 2000 RightFax	2
Citrix	50 user pack Citrix Metaframe xPE Presentation (350 users)	2
Citrix	Citrix MF Xpe 1.0-10 User Conn. Pack w/Sub Adv	2
Citrix	Citrix MF XPe 1.0-20 User Conn. Pack w/Sub Adv	2
Citrix	Citrix MF XPe 1.0-Starter Sys. w/20 User w/Sub Adv	2
COMM-PRESS Inc.	COMM-PRESS (File compression tool)	2
DBArtisan	DBArtisan	2
Famatech	Famatech Remote Administrator	2
IBM	DB2 Connect	2
IBM	MQ Integrator	2
IBM	MQSeries	2
InfoExpress	CyberArmor	2
InfoExpress	CyberGatekeeper Server	2
Legato	Legato DiskBackup Option Tier 2	2
Legato	Legato DiskXtender Data Manager	2
Legato	Legato DiskXtender RAID/NAS 1TB Capacity	2
Legato	Legato Gold Care Premier support agreement	2
Legato	Legato Networker Client Connection	2
Legato	Legato NetWorker Module for MS Exchange Server Tier 2	2
Legato	Legato NetWorker Module for SQL Tier 2	2
Legato	Legato NetWorker Power Ed Dedicated Storage Node	2

Supplier Name	Product Name	Category
Legato	Legato NetWorker Power Edition Storage Node for Windows	2
Legato	Legato NetWorker Server Power Edition for Windows	2
Legato	Legato NetWorker Sharepoint Portal Server Win2000 Client Tier 2	2
Legato	Legato Silo Software Module unlimited	2
Melillo	eMail Retention Server software	2
Mercator	Ascential (FTP)	2
Microsoft	Exchange 2003 Enterprise	2
Microsoft	Exchange 2003 Standard	2
Microsoft	Sharepoint Server	2
Microsoft	SMS 2003 Client Access Licenses	2
Microsoft	SMS 2003 Enterprise Server	2
Microsoft	SMS Enterprise Server Disk Kit	2
Microsoft	SQL Server Database Enterprise Edition	2
Microsoft	SQL Server Database Standard	2
Microsoft	Terminal server (Included with Citrix)	2
Microsoft	Windows 2003 Enterprise Edition	2
Microsoft	Windows 2003 Standard Edition	2
Microsoft	Sharepoint Portal server	2
Microsoft	Systems Management server ENT	2
Net IQ	NetIQ AppManager Agent — BES Module	2
Net IQ	NetIQ AppManager Agent — Exchange Module	2
Net IQ	NetIQ AppManager Agent — Mail Mashal	2
Net IQ	NETIQ APPMANAGER V5.0.1 CITRIX METAFRAME XP NT/2K (LIC)(EU,NR)	2
Net IQ	NETIQ APPMANAGER V5.0.1 MS ACTIVE DIRECTORY NT/2K (LIC)(EU,NR)	2
Net IQ	NETIQ APPMANAGER V5.0.1 MS INTERNET INFO SVR (LIC)(EU,NR)	2
Net IQ	NETIQ APPMANAGER V5.0.1 MS SQL SVR NT/2K (LIC)(EU,MR,EU)	2
Net IQ	NETIQ APPMANAGER V5.0.1 MS WIN 2000 BASE AGT ADV SVR W2K (LIC)(EU,NR)	2
Net IQ	NETIQ APPMANAGER V5.0.1 MS WINDOWS NT/2000 SVR NT/2K (LIC)(MR,EU,NR)	2
Net IQ	NETIQ APPMANAGER V5.0.1 OPERATOR CONSOLE (LIC)(EU,NR)	2
Net IQ	NETIQ APPMANAGER V5.0.1 WEB ACCESS CONSOLE NT/2K (LIC)(EU,MR,EU)	2
Net IQ	NetIQ Mail Mashal	2
Net IQ	Webtrends	2

Supplier Name	Product Name	Category
Network Associates	McAfee Active Virus Defense Perpetual	2
Nortel	Contivity (VPN) — (Replaced with Cisco VPN solution)	2
Northern	Northern Storage Suite 2003	2
PGP	Encryption Software	2
Proginet	SecurPass	2
Quest	Fastlane Active Roles (Policy manager)	2
RIM	RIM T-Support for Blackberry	2
RSA	SecureID	2
Secure Computing	SmartFilter (Replacement for WebSense)	2
St Bernard	St. Bernard Update Expert 100 node pack	2
Symantec	Antivirus	2
Symantec	Symantec Deploy Center	2
Winzip	Winzip	2
ActivePDF	Toolkit (Application Tool — Retained)	4
Actuate	Actuate (Application — Retained)	4
AmDocs	Clarify (Application — Retained)	4
Avaya, Inc	CentreVu. ( To be supplied by Symetra )	4
Best Software	FAS Asset Accounting (Application — Retained)	4
Borland	Turbo Pascal ( To be supplied by Symetra )	4
Brainshark	Brainshark (online presentations) ( To be supplied by Symetra )	4
BusinessObjects	Crystal Reports (Application — Retained)	4
CA	CleverPath Eureka Reporter (Application - Retained)	4
CA	CleverPath Portal (Application — Retained)	4
Captiva	Input Accel (Application — Retained)	4
CheckFree	APECS (Application — Retained)	4
CheckFree	RECON-Plus (Application — Retained)	4
DST Systems	Vision ( To be supplied by Symetra )	4
DST Systems	FAN Mail (Financial Advisor Network) ( To be supplied by Symetra )	4
Edify	Data Integration (Application — Retained))	4
Edify	Telephony (Application — Retained)	4
Edify	Web (Application — Retained)	4
eiStream	Viewstar (Application-Retained solution)	4
FileNet	P8	4
FiServ Insurance Solutions	Freedom 2000 Annual Statements (Application-Retained)	4
Fugent	Virtual Meeting ( To be supplied by Symetra )	4
Hyperion	Analyzer (Application — Retained)	4

Supplier Name	Product Name	Category
Hyperion	Essbase (Application - Retained)	4
Imagenet ( Application supplied by In-house	Imagenet Document Services ( To be supplied by Symetra )	4
	CMA - Cash Management (Application - Retained)	4
Medical Information Bureau	MIB-Link/Plus ( To be supplied by Symetra )	4
Mercury Interactive	Test Director (Application Tool - Retained)	4
Mercury Interactive	Test Director 7.2 ( To be supplied by Symetra )	4
Mercury Interactive	Winrunner ( To be supplied by Symetra )	4
Microsoft	Access (Application - Retained)	4
Microsoft	MSDN Subscription (Application Tool - Retained)	4
Microsoft	Visual SourceSafe (Application Tool - Retained)	4
Microsoft	Visual Studio 6 (Application Tool - Retained)	4
Microsoft	Visual Studio.NET 2003 (Application Tool - Retained)	4
NFS SIS	Streetscape ( To be supplied by Symetra )	4
Onyx	Onyx Employee Portal - (Application - Retained)	4
Output Technology Solutions SRI Group, Inc.	Output Technologies ( To be supplied by Symetra )	4
Paymentech	eCommerce Solutions - (Application - Retained)	4
Paymentech, L.P.	Select Merchant Payment Card Processing (To be supplied by Symetra )	4
Remedy	Remedy (Modeled in Help Desk)	4
SourceForge	Source Offsite (Application Tool - Retained)	4
SunGard	EAS (Application - Retained)	4
Thomson	NetG ( To be supplied by Symetra )	4
Transunion, LLC	TU Desktop ( To be supplied by Symetra )	4
Univeral Conversion Tools, Inc.	(CSC) Conversion Case Tool ( To be supplied by Symetra )	4
ACS	i-Star Portal	5
CA	Unicenter (Replaced with NetIQ and NetCool)	N/A
Checkpoint	Firewall (Replaced with PIX Firewall)	N/A
CYBERMATION	ESP Agent for Windows (Replaced by Stonebranch)	N/A
F5	BigIP (Replaced by Cisco CSS)	N/A
Microsoft	IIS (Included with MS OS)	N/A
Symmetricom	NTP (Not Required, ACS will use Microsoft NTP)	N/A
WebSense	WebSense (Replaced with Secure Computing SmartFilter)	N/A
Barton & Bolton Associates	UVT (Unit Value Trade System)	4

Supplier Name	Product Name	Category
Broker Dealer Solutions	BONUS	4
Chalke Inc.	PTS	4
Cognos, Inc.	Impromptu	4
Cognos, Inc.	ReportNet	4
Concur Technologies, Inc.	Concur Expense Reimbursement	4
Economic Analysis Group, Ltd.	CaseTrack	4
GEAC Computer Corp	AllTax	4
Institutional Shareholder Services	ISS Proxy Master	4
Insurance Technolgies	ForeSight	4
Interactive Data Corp	FT Interactive	4
Lab1, Inc.	Lab1 Net	4
Medical Information Bureau	Knowledge Now	4
Milliman USA	ALFA	4
New River	New River	4
NFS	NFS	4
NiiS/APEX	APEX	4
nomoreforms, inc.	nomoreforms	4
NSCC	Fund/Serve	4
NSCC	IPS	4
Polysystems, Inc.	Master (Annuity, UL, Life)	4
QuoteMedia, Inc.	QuoteMedia Market Info	4
Sharebuilder Corp	Sharebuilder (formerly Netstock)	4
Thomson TFP	ACH Participant Directory File	4
Thomson TFP	US Electronic Payments File	4
Tritech Software	Premium Pro	4
	Annuity Master	4
	APECS — CheckFree	4
	APL	4
	BPWin	4
	Camtasia	4
	Centerpiece	4
	Cumulus (Canto)	4
	FAS Asset Accounting	4
	FLOW4	4
	Freedom 2000	4
	HotDocs	4
	InputAccel	4
	InsMark	4
	Marketing Auto Balancing	4
	Mercator (EDI project)	4

Supplier Name	Product Name	Category
	Monarch	4
	Protobase	4
	QuarkXPress	4
	ROSTER — DST GUI	4
	Trilogy	4
	UL Master	4

		Responsibility
Supplier Name	Product Name	Category
Content Management Software and Tools:
Deleted
Deleted
Deleted
MCP	Workflow tracking	5
OCR	Quality/Quantity improvements	1
Deleted
ACS Capture	Image enhancement	5
Output processing software and tools
Xerox	DocuPrint™ Series 180	1
Pitney Bowes	APS DM-Series™	1
Pitney Bowes	StreamWeaver®	1
Group 1	DOC1®	1

ATTACHMENT M
OFFSHORE SERVICES

	Off-Shore	Off-Shore
	Year 1	Year 2-5	Location	Description of Services Provided by
Function	(Est.)	(Est.)	Off-shore	Job Function
Mainframe Systems Engineering
DB2	1.00	1.00	Bangalore	DB2 DBMS and table maintenance and tuning.
CICS	0.00	0.50	Bangalore	CICS system maintenance and tuning.
z/OS	0.25	0.75	Bangalore	Systems programming and maintenance activities,
				performance analysis, problem resolution, system configurations, and service in off-hours situations.
Middleware / MQSeries	0.00	0.75	Bangalore	Operational maintenance of MQSeries services and software.
Sub-Total	1.25	3.00
Wintel Systems Engineering
NT Engineering	0.00	2.50	Bangalore	Operating system engineering and maintenance activities, including image, upgrade, and patching maintenance activities, tuning, new solution engineering for servers and enterprise services (Exchange).
Enterprise Services (Citrix)	0.00	1.00	Bangalore	Citrix Engineer responsible for application publishing, environmental management and support of the Citrix environment.
Sub-Total	0.00	3.50
Pooled Systems Engineering
Storage Management	0.00	1.00	Bangalore	SAN storage management and allocation/deallocation requests and maintenance.
Asset Management	0.00	1.00	Bangalore	Management and application administration of the Asset Insight environment.
Sub-Total Operations	0.00	2.00
MF Operations	0.75	1.50	Bangalore	Software maintenance, performance analysis, problem resolution, product installations, system configurations, working problem management tickets and providing customer service in off hour situations.
MF Prod Control	1.00	2.00	Bangalore	Production control work during off-hours conditions.

	Off-Shore	Off-Shore
	Year 1	Year 2-5	Location	Description of Services Provided by
Function	(Est.)	(Est.)	Off-shore	Job Function
MF Monitoring	1.50	1.50	Bangalore	Production control work during off-hours conditions.
NT Monitoring	0.00	1.00	Bangalore	Production control work during off-hours conditions.
Sub-Total	3.25	6.00
SMC& Business Ops
EAC	0.00	0.50	Bangalore	ID management and password management services.
Sub-Total	0.00	0.50
Applications
SQL DBA	0.00	1.00	Bangalore	SQL DBA services including DBMS and table maintenance and tuning.
Web Hosting	1.00	1.00	Bangalore	Supplements on-shore Web Hosting team with monitoring for availability and response time, monitor problem management queue; assist in 24X7 problem resolution; assists in project work
Sub-Total	1.00	2.00
Network (Data and Voice)
Mail Gateway	1.00	1.00	Bangalore	Mail gateway operations including dead letter queue monitoring, spam filter maintenance, and quarantine maintenance.
NOC	0.50	0.50	Bangalore	Network operations and support.
Sub-Total	1.50	1.50
Total Off-shore FTEs
(Est.)	7.00	18.50

ATTACHMENT N
MINIMUM REQUIRED INSURANCE COVERAGES
     1. Commercial General Liability Insurance.
          1.1 General. During the Term and the Disentanglement Period, ACS shall maintain a policy of commercial general liability insurance (including coverage for contractual liability assumed by ACS under this Agreement to the extent such liability can be insured by a standard commercial general liability policy without endorsement, premises-operations, completed operations—products, and independent contractors) providing coverage for bodily injury, personal injury and property damage with combined single limits of not less than [***] Dollars ($[***]) per occurrence and [***] Dollars ($[***]) in the aggregate per ACS policy year.
          1.2 Required General Liability Policy Coverage. Any general liability policy provided by ACS hereunder shall include, but not be limited to, the following coverage: (i) premises and operations; (ii) products/completed operations; (iii) contractual liability to the extent such liability can be insured by a standard commercial general liability policy without endorsement; (iv) personal injury and advertising injury liability; (v) independent contractor’s liability; (vi) severability of interest clause; (vii) broad form property damage, and shall be an occurrence-based policy.
          1.3 Primary Insurance Endorsement. Any general liability policy provided by ACS shall apply as primary insurance, and any other insurance maintained by Symetra or its Affiliates, or any of their directors, officers, agents or employees, shall be excess only and not contributing with such coverage.
          1.4 Form of General Liability Insurance Policies. All general liability policies shall be written to apply to bodily injury, including death, property damage and personal injury, during the policy term.
     2. Business Automobile Liability Insurance. ACS shall procure business automobile liability insurance written for bodily injury and property damage occurring during the policy term, in the amount of not less than [***] Dollars ($[***]), combined single limit per occurrence, applicable to all owned, non-owned, and hired vehicles.
     3. Statutory Workers’ Compensation and Employers’ Liability Insurance. ACS shall maintain a policy of workers’ compensation coverage (or any alternative plan of coverage as permitted or required by applicable law) for no less than the minimum statutory amount required for the state or states in which ACS’ employees are performing Services on Symetra’s and/or an Affiliate’s behalf, and employers’ liability coverage for not less than [***] Dollars ($[***]) per occurrence for all employees of ACS engaged in the performance of Services or operations under this Agreement.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

     4. Umbrella (Excess) Coverage. ACS shall maintain umbrella (excess) insurance coverage in the amount of [***] Dollars ($[***]) written on a per occurrence, non-contributory basis for commercial general liability, automobile liability, and employers’ liability coverage.
     5. Professional Errors and Omissions Liability Insurance/Electronic Errors and Omissions. ACS shall obtain professional errors and omissions liability insurance in an amount of not less than [***]n Dollars ($[***]) per claim, with an aggregate limit of not less than [***] Dollars ($[***]) per ACS policy year, providing coverage for wrongful acts in the rendering of, or failure to render, professional services under this Agreement, and shall include, but not be limited to, electronic data losses or damage or breaches of electronic data security. As of the Effective Date, the coverage will not contain specific, express exclusions for design errors, destruction of data (other than casualty exclusions) or failure to design an adequate system arising out of ACS’ wrongful acts in the rendering of, or failure to render, professional services under this Agreement. ACS will exercise commercially reasonable efforts to provide that such specific, express exclusions will not be contained in such insurance during the Term of this Agreement and Disentanglement Period. This coverage shall be maintained for a minimum of two (2) years following termination or completion of ACS’ performance of its obligations under this Agreement. In the event of a claim and upon Symetra’s request, ACS shall provide Symetra with a certified copy of its professional errors and omissions liability policy.
     6. Employee Dishonesty and Computer Fraud. ACS shall maintain employee dishonesty and computer fraud coverage in an amount not less than [***] Dollars ($[***]) per occurrence and [***] Dollars ($[***]) in the aggregate per ACS policy year.
     7. Property Insurance. ACS shall provide insurance on all property owned by ACS and provided under this Agreement. Such policy shall provide “all risk” perils and shall be written on a basis of [***] percent ([***]%) replacement value of the property. Coverage shall include business personal property, electronic data processing equipment, tenant improvements, business interruption (including mechanical breakdown), business income and extra expense, transit and property of others in the care, custody, and control of the insured. In the event Symetra or any of its Affiliates places any real or personal property (whether owned or leased) in the care, custody, and control of the ACS, Symetra or its Affiliates, as appropriate, must provide ACS with the replacement cost value of such real or personal property within thirty (30) calendar days of ACS’ written request for such information. Should Symetra or its Affiliates, as applicable, fail to provide the replacement cost of the real or personal property within thirty (30) calendar days of ACS’ written request, ACS shall be relieved of all liability for loss or damage to such property regardless of how such loss or damage occurs. ACS shall maintain flood and earthquake insurance with respect to its property used to provide Services in such amounts as ACS deems appropriate.
     8. Deductible/Self Insured Retention. Any deductible, self-insured retention or use of an insurance company subsidiary in excess of [***] Dollars ($[***]) must be declared to Symetra along with any changes thereto and shall be subject to Symetra’s reasonable prior approval. ACS shall be responsible for any deductible, self-insured retention or use of an insurance company subsidiary.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

     9. Additional Insureds. The coverages maintained by ACS under Sections 1 and 2 above shall name Symetra and its Affiliates, and the directors, officers, agents and employees of Symetra and its Affiliates, individually and collectively, as additional insureds. The ACS insurance policies required under Section 6 above shall name Symetra and its Affiliates, and the directors, officers, agents and employees of Symetra and its Affiliates, individually and collectively, as loss payees.

ATTACHMENT O
APPROVED SUBCONTRACTORS

1.	Avaya

2.	Compucom

3.	FileNet

4.	HP

5.	IBM (approved only to provide equipment)

6.	M-Tech

7.	Pitney-Bowes

8.	Sun

9.	Xenos

10.	Critical Watch

ATTACHMENT P
DEFINITIONS
“Acceptance” is defined in Section 5.2.8(b).
“Acceptance Criteria” is defined in Section 5.2.8(b).
“Acceptance Testing Period” is defined in Section 5.2.8(b).
“Acquiring Entity” is defined in Section 9.2.2.
“ACS” means ACS Commercial Solutions, Inc., and its successors and permitted assigns.
“ACS Bid” is defined in the Recitals.
“ACS Confidential Information” means records, data, and other information marked as “confidential” that is obtained by Symetra in confidence from ACS or its Subcontractors in connection with this Agreement, except for any information that was: (a) at the time of disclosure to Symetra and/or its Affiliates, in the public domain; (b) after disclosure to Symetra and/or its Affiliates, published or otherwise made a part of the public domain through no fault of Symetra and/or its Affiliates; (c) in the possession of Symetra and/or its Affiliates at the time of disclosure to it or them; (d) received after disclosure by ACS to Symetra and/or its Affiliates from a Third Party who had a lawful right to disclose such information to Symetra and/or its Affiliates; or (e) independently developed by Symetra and/or its Affiliates without reference to ACS Confidential Information. For purposes of this provision, information is in the public domain if it is generally known (through no fault of Symetra and/or its Affiliates) to Third Parties that are not subject to nondisclosure restrictions with respect to such information.
“ACS Competitor” means the entities set forth in Addendum 2 to this Attachment P and any other provider of services substantially similar to the Services.
“ACS Derivative Works” is defined in Section 12.1.4.
“ACS Equipment” is defined in Section 4.2.
“ACS Indemnitees” means ACS, and each of its officers, directors, employees, agents, successors and assigns.
“ACS Key Personnel” means, initially, those personnel of ACS and its Subcontractors who are identified in Attachment E.
“ACS Project Executive” is defined in Section 1.2.2.
“ACS Service Delivery Manager” is defined in Section 1.2.3.
“ACS Underlying Works” means those Underlying Works conceived, invented, created or acquired by ACS, rather than by a Third Party.

“Act” is defined in Section 14.6(a).
“Administrative Functions” are routine functions such as setting up user IDs, changing authorization tables, changing account codes, and similar functions handled by ACS.
“Affiliate” means, as to any Person, any other Person that, now or in the future, directly or indirectly, controls, is controlled by, or is under common control with, such Person, whether through ownership of voting securities or otherwise. For this purpose, and without limiting the foregoing, any Person that owns more than twenty percent (20%) of the outstanding voting securities of any other Person shall be deemed to control such other Person.
“Affiliates of Symetra” means those entities that are Affiliates of Symetra and identified in Schedule 7, all of which shall be authorized to receive Services from ACS hereunder.
“Agreement” means this Information Technology Services Agreement, including all Schedules, Attachment, Exhibits, Appendices, Addenda and other documents attached hereto or incorporated herein by reference, as amended from time-to-time.
“Annual At-Risk Amount” means: (a) for the first Contract Year, the sum of: (i) [***] percent ([***]%) of the total transition Services fees; plus (ii) [***] percent ([***]%) of the sum of that Contract Year’s monthly Annual Services Fees, which will be estimated at the beginning of the first Contract Year based on that year’s Annual Services Fees; and (b) for the second and each subsequent Contract Year, [***] percent ([***]%) of the sum of that Contract Year’s monthly Annual Services Fees, which will be estimated at the beginning of each such Contract Year based on that year’s Annual Services Fees.
“Annual Service Baselines” are set forth in Table 4 of Schedule 3.
“Annual Services Fees” is defined in Section 6.1.3.
“ARC” means additional resource charge.
“Availability” is the percentage of time that a given Service or system is fully operational and available when its resources are called upon at a random point in time. Availability represents a measure of the fraction of time (expressed as a percentage) during a defined period when the Service or system is deemed to be equal to or better than an SLR.

Availability (%)	=	100% – Unavailability (%)

Where Unavailability is defined as:

S Unplanned Outage Duration x 100% Schedule Time – Pre-planned Downtime
Availability measurement calculations shall be limited to those Service and system components that are directly under the control of ACS, as well as Services and systems components for which ACS is responsible for subcontracting to Third Parties. Availability measurement calculations
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

shall exclude any Service or system elements downtime that is caused by a Force Majeure Event, as well as any Service or system that is controlled exclusively by Symetra.
“Baseline” means, for each of the Service Tower Services, the quantity of Resource Units included in the Annual Services Fees.
“Benchmarking Company” is defined in Attachment A.
“Bridge Group” or “Bridge” means the production control team responsible for providing support for client interactive sessions and applets in the production cluster environment.
“Business Days” means Monday through Friday, excluding New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
“Business Day Hours” means a local Business Day “window of coverage” hours within which Symetra requires the Services to be provided for a specific SLR. While ‘normal’ business hours are generally 0400-1700, Pacific time, most schedules operate or provide support on a 7x24x365 (0000-2400) basis.
“California Statute ” is defined in Section 14.5.
“CAP” is defined in Section 11.1.
“Category 1 Software” is defined in Section 4.3.1(a).
“Category 2 Software” is defined in Section 4.3.1(b).
“Category 3 Software” is defined in Section 4.3.2(a).
“Category 4 Software” is defined in Section 4.3.2(b).
“Category 5 Software” is define4d in Section 4.3.3.
“Category 6 Software” is defined in Section 4.3.4.
“Change in Control” means: (a) any transaction or combination of transactions as a result of which either a Person or a group of Persons that customarily has acted in concert and that presently is in control of a Party ceases to be in control of such Party; (b) the sale, transfer, exchange or other disposition (including disposition in full or partial dissolution) of fifty percent (50%) or more of the beneficial ownership (as defined in Rule 13(d) of the Securities Exchange Act of 1934) of the voting power of a Party, or of the assets of such Party that constitute a substantial or material business segment of such Party; (c) individuals who as of the Effective Date constituted the Board of Directors of a Party cease for any reason to constitute a majority of such Party’s Board of Directors then in office; or (d) with respect to ACS, the unit, division or operating group of ACS that is responsible in providing the Services to Symetra is sold, transferred or otherwise experiences a change in ownership or control.
“Change in Control Expenses” is defined in Section 11.2(c).

“Client Satisfaction” means a subjective rating obtained through a combination of periodic End-User surveys and feedback from random End-User follow-up calls.
“Collaborative Computing” means the use of computers to support and promote shared experience, peer exchange, the development of shared models, purpose, common practices of interaction and communication – allowing for more efficient deployment across heterogeneous environments and enabling joint collaborative projects.
“Commercial Applications” means those applications that are part of Symetra’s revenue-generating processes.
“Conditional Acceptance” is defined in Section 5.2.8(b).
“Confidential Information” means ACS Confidential Information or Symetra Confidential Information, as the case may be.
“Contract Year” or “CY” means: (a) the period from the Effective Date through and including a period that is twelve (12) months following the last to occur of the Handover Dates (which shall constitute the first Contract Year); and (b) thereafter, each twelve (12) month period beginning on each subsequent anniversary of the end of the first Contract Year.
“Corporate Applications” means those applications that support Symetra’s internal management systems.
“Correct IMAC Dispatch” means that an IMAC is correctly dispatched, based on the information provided to ACS or that should be reasonably verifiable by ACS, in terms of:
•	the action that is to be performed;

•	the replacement technology that is to be used, if appropriate;

•	the person or location involved;

•	the cost center to be charged; and

•	the time period in which the IMAC is to occur.
“Corrective Assessment” means a type of Fee Reduction that may be assessed upon ACS’ failure to achieve an SLA or a Critical Milestone; all Corrective Assessments will be specified in the tables attached to Schedule 5.
“Corrective Plan” is defined in Section 7.4.3.
“Country Agreement” is defined in Section 1.3.2.
“CPI” means the annual increase in percentage points (or fraction thereof) of the official Consumer Price Index, All Urban Consumers, U.S. City Average, All Items, published by the Bureau of Labor Statistics, United States Department of Labor.
“Critical Milestones” means those milestones, activities, actions and projects identified as such in this Agreement including, without limitation, in any applicable Schedule 2, in Schedule 5, in any In-Scope Service Request, in any Out-of-Scope Work Order and/or elsewhere in this Agreement.
“Data and Modified Data” is defined in Section 12.3.
“Data Protection Laws” is defined in Section 14.6(a).
“Deadband Allowance” is defined in Section 5.1 of Schedule 3.
“Derivative Works” means a revision, modification, translation, abridgment, compilation, condensation or expansion of the applicable underlying work or any other form in which that work may be recast, transformed or adapted, and which, if prepared without the consent of the copyright owner, would be a copyright infringement.
“Disabling Device” is defined in Section 8.1.2.
“Disclosing Party” means the Party that has disclosed Confidential Information to the other Party or to such other Party’s employees, agents or contractors (including Subcontractors).
“Disentanglement ” is defined in Section 10.1.
“Disentanglement Period” means the period of time during which ACS is providing Disentanglement services to Symetra.
“Effective Date” is defined in the opening paragraph of the Agreement.
“End-to-End Response Time” is defined as the total elapsed time for a discrete data packet (e.g., ping) to complete a round-trip traversal of the computing infrastructure from the initiation point device to a specific computing device resource and return of a response acknowledgement to the point of initiation (i.e., “ping”). This shall exclude any local processing overhead time that may result from any Symetra or Third Party computing resources over which the ACS has minimal control.
“End-User” means: (a) any employee of Symetra or any of the Affiliates of Symetra; and (b) any other Person who is determined by Symetra, in its sole discretion, to require access to any of the Services.
“Enhanced Technology” is defined in Section 2.5.4.
“Environmental Laws” means all applicable federal, state and local statutes, laws, regulations, rules, ordinances, codes, licenses, orders or permits of any governmental entity relating to environmental matters including, without limitation: (a) the Clean Air Act (42 U.S.C. 7401 et seq.); the Federal Water Pollution Control Act (33 U.S.C. §1251); the Safe Drinking Water Act (42 U.S.C. §5 300f et seq.); the Toxic Substances Control Act (15 U.S.C. 55 2601 et seq.); the Endangered Species Act (16 U.S.C. §1531 et seq.); the Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. 55 110011 et seq.); and (b) similar state and local provisions.

“EU Directive” means Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 on the Protection of Individuals with Regard to the Processing of Personal Data and on the Free Movement of Such Data.
“Events of Default” means any of the events described in Section 9.3.
“Exception Report” is defined in Section 5.2.8(c).
“Expiration Date” is defined in Section 10.2.
“Extraordinary Event” means a Force Majeure Event and any other event not exceeding ninety (90) calendar days in duration that: (a) could not have been adequately planned for; and (b)(i) substantially interferes with or impacts Symetra’s ordinary business operations; or (ii) causes substantial increase or decrease in demand for Symetra’s products or services or the Services that are provided or that could be provided by ACS under this Agreement.
“Fee Reductions” means the dollar amount by which the Fees will be reduced based on ACS’ failure to: (a) timely achieve any Critical Milestone; or (b) achieve any SLA. The methodology for calculating all Fee Reductions is set forth in Schedule 5.
“Fees” means the fees payable by Symetra to ACS hereunder in consideration of ACS’ provision of the Services and Other Services.
“Final Acceptance” is defined in Section 5.2.8(d).
“Final Acceptance Testing Period” is defined in Section 5.2.8(d).
“Fixed Charges ” means the Annual Service Fees, expressed as a monthly amount.
“For Cause” means the applicable employee committed or participated in actions that are or were dishonest, fraudulent, illegal, unethical, involving insubordination or moral turpitude, or involving disclosure or trade secrets, proprietary information or other forms of confidential information.
“Force Majeure Event” means an act of God, act of governmental body or military authority, fire, explosion, flood, epidemic, riot or civil disturbance, war, sabotage, insurrections, blockades, embargoes, storms or other similar events that are beyond the reasonable control of the affected Party. Notwithstanding the foregoing, “Force Majeure Event” expressly excludes: (a) any event that ACS reasonably could have prevented by any system testing either required to be performed pursuant to the Services or necessary to provide the Services; (b) (i) any single point of failure where ACS was obligated to provide fault tolerant Services; (ii) where fault tolerant architecture was deployed for Symetra notwithstanding the absence of specifying same; or (iii) where a fault tolerant infrastructure or architecture should have reasonably been implemented by ACS; (c) any ACS strike, walkout or other labor shortage; and/or (d) any non-performance of an ACS Subcontractor, regardless of cause (unless due to a Force Majeure Event).
“GAAP” is defined in Section 7.1.

“GLB” means the Gramm-Leach-Bliley Act, 15 U.S.C. Sections 6801-6809.
“Guiding Principles” is defined in Section 1.1.
“Handover Date” means, with respect to each of the Service Tower Services, the date on which ACS is scheduled to begin providing such Service Tower Services ; each such date constitutes a Critical Milestone and is specified in the Transition Plan.
“Hazardous Materials” means any substances the presence of which requires investigation or remediation under any Environmental Law, or that is or becomes defined as a “hazardous waste,” “hazardous substance,” pollutant or contaminant under any Environmental Law.
“HIPAA” is defined in Section 14.4.1.
“IMAC” (Install, Move, Add or Change) means activities performed as pre-scheduled events to install, remove, relocate, upgrade, modify, or otherwise reconfigure the Symetra computing system and/or telecommunications infrastructure components that are covered by this Agreement. IMACs are included in Services and will be performed at no additional charge to Symetra, provided the work can be performed with normally assigned staffing levels. One (1) IMAC is counted for each unique action that occurs during normal business hours. If IMAC-related work must be performed outside of normal Business Day work hours due to operating/scheduling constraints, the parties will mutually agree how these IMACs will be addressed. Any repeat visits to correct problems that arise or result from implementing an IMAC will be considered an Incident and will not be included under the IMAC count. If multiple upgrades or reconfigurations are scheduled for a single piece of equipment, only one (1) IMAC will be counted.
“In-Scope Service Request” means a request, in the form set forth in Attachment D, for the performance of work that is not being performed at a particular time but that is within the scope of the Services.
“Incident” means a single event requiring an ACS response typically denoted by an In-Scope Service Request or identification of a problem. Symetra will determine the Severity Level of each reported Incident. Repeat visits to correct problems that arise from previously implemented IMACs are considered Incidents, not IMACs, and will not be added to the IMAC count. ACS will provide Symetra with an escalation procedure (to be approved by Symetra) for resolution of reported Incidents.
“Incident Resolution” means the point at which ACS has responded to an Incident and ACS has either: (a) conducted and successfully completed a Root Cause Analysis on a reported problem and appropriately corrected both the results and the cause of the problem; or (b) has provided an appropriate answer to an inquiry or an informational question that is understood by and acceptable to Symetra. In both cases, the Incident is not resolved until Symetra is convinced and satisfied that it has been resolved.
“Incident Resolution Time” (aka Time to Repair) means the time elapsed from the initiation of a trouble ticket until service is restored and/or call is resolved to the caller’s satisfaction.

“Indemnified Party” means either the Symetra Indemnities, in the case of claims, suits or proceedings subject to indemnification by ACS under Section 15.1 of the Agreement, or the ACS Indemnitees, in the case of claims, suits or proceedings subject to indemnification by Symetra under Section 15.2 of the Agreement.
“Indemnifying Party” means ACS, in the case of claims, suits or proceedings subject to indemnification by ACS under Section 15.1 of the Agreement, or Symetra, in the case of claims, suits or proceedings subject to indemnification by Symetra under Section 15.2 of the Agreement.
“Infringement Claim” is defined in Section 15.1.1.
“Initial Term ” is defined in Section 9.1.1.
“Interest Rate” means the prime rate as published in the Wall Street Journal on the Business Day immediately preceding the date in which interest began to accrue under this Agreement plus one percent (1%).
“IT” means information technology.
“IT Outsourcing Committee” is defined in Section 1.2.1.
“Key Subcontractors” is defined in Section 18.1.
“Local Currency” is defined in Section 6.1.6.
“Losses” is defined in Section 15.1.1.
“Measurement Interval” means the period during which a given SLR is measured (e.g., one (1) month, one (1) year, etc.). This takes into consideration the impact of a continuous outage. For example, a monthly measurement interval for a ninety-nine percent (99%) Minimum Performance for a 24x7 system with eight (8) hours of weekly planned downtime would allow 6.4 hours of a continuous outage, with no other outages during the calendar month. A weekly interval would only allow 1.6 hours of a continuous outage.
“Measurement Period” means the calendar period with respect to which a measurement for a given SLR is aggregated, measured and reported (e.g., one (1) month, one (1) year, etc.) as stated in each Schedule 2.
“Middleware” means software that serves as a data-passing intermediary between operating system software and an application. Middleware is also used to describe separate products that serve as the glue between two applications, distinct from import and export features that may be built into one of the applications.
“Minimum Performance” means the lowest level of acceptable service performance before Fee Reductions apply for non-performance during a monthly period.
“New Country” is defined in Section 1.3.2.

“NWSC” means the ACS Northwest Service Center located in Hillsboro, Oregon.
“OES” or “OESs” means operating environment specification(s).
“OLAP” or “On-line Analytical Processing” means a category of database software which provides users the ability to examine, select or change raw data quickly and interactively using pre-defined functions.
“Other Services” is defined in Section 6.1.4.
“Outage Duration/Incident Resolution Time (a.k.a. Time to Repair)” is the time elapsed from the initiation of an Incident trouble ticket until Incident Resolution is achieved.
     Calculation: Performance = Actual time to resolve/target time to resolve
“Outage Reporting” means that, upon detecting a Service outage, ACS will notify the designated Symetra contact within the specified time-to-notify interval.
“Out-of-Scope Service(s)” is defined in Section 2.9.1.
“Out-of-Scope Work Order” is defined in Section 2.9.1.
“Party” or “Parties” means, individually or collectively, Symetra and/or ACS.
“Peak Demand Period” means the period between 0100-2000 hours, Pacific time, Monday through Friday.
“Person” means any natural person, corporation, limited liability company, limited liability partnership, general partnership, limited partnership, trust, association, governmental organization or agency, political subdivision, body politic or other legal person or entity of any kind, legally constituted.
“Premises Devices” means devices used by Symetra End-Users to interface with the computing infrastructure, including workstations, network-attached printers and other network-attached peripherals.
“Pricing Band” means [***] percent ([***]%) above or below the applicable Baseline.
“Priority SLA” is defined in Section 2(b) of Schedule 5.
“Problem” means any dispute or problem arising out of or relating to this Agreement, including those that relate to any of the following:
          (a) an alleged failure by either Party to perform its obligations under this Agreement;
          (b) an alleged inadequacy or delay of either Party’s performance under this Agreement;
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

          (c) a request for products, services or resources, where the Parties disagree whether such products, services or resources are within the scope of the Services (and therefore included in the Fees) or otherwise within the scope of this Agreement; and/or
          (d) a disagreement as to the responsibilities either Party has under this Agreement.
“Procured Technology” is defined in Section 2.4.
“Rate Differential” is defined in Section 4(b) of Attachment A.
“Records” is defined in Section 7.4.2.2.
“Receiving Party” means the Party that has received Confidential Information from the other Party or such other Party’s employees, agents or contractors (including Subcontractors).”Relief Event” is defined in Section 2.2.4.
“Renewal Term” is defined in Section 9.1.2.
“Replacement Provider” is defined in Section 10.1
“Reporting Period” means all reports are provided on a monthly basis, within three (3) Business Days of the close of the calendar month, unless stated otherwise.
“Resolve” means to repair, replace, reconfigure, reinstall, re-route, or otherwise provide a complete solution to an Incident that returns the system and/or End-User(s) to non-degraded full functionality. A workstation Incident at a VORA site is considered “resolved” by the overnight shipment of a repaired or a replacement workstation that is fully operational. Implementing a Workaround is a partial or temporary resolution.
“Resource Unit” or “RU” means, for each Service described in the applicable Schedule 2, a unit of resource for which Symetra and ACS have established a minimum purchase requirement.
“Resources” is defined in Section 2.7.
“RFP” is defined in the Recitals.
“Root Cause Analysis” is a problem analysis process undertaken to identify and quantify the underlying cause(s) of an Incident, and document the necessary corrective actions to be taken to prevent recurring problems and/or trends which could result in problems.
“RRC” means reduced resource credit.
“SAS 70” means the American Institute of Certified Public Accountants’ Statement on Auditing Standards (SAS) No. 70, Reports on the Processing of Transactions of Service Organizations, and any replacement or successor standard.

“SAS 70 Type II Audit” means an audit conducted pursuant to SAS 70 that results in a report that both describes an organization’s description of controls at a specific point in time and includes detailed testing of those controls over a minimum six (6) month period, or any replacement or successor audit standard or process.
“Schedule Time” is the time during which Service is to be operational as designated in the applicable Schedule 2. All references to schedule time (e.g., 0730 hours) in the SLR tables are local time for the point of service.
“Secretary” means the Secretary of Health and Human Services.
“Security Standards” is defined in Section 14.4.2.
“Service Rates” is defined in Section 6.1.4.
“Service Tower” means each of the categories of Services as set forth in each applicable Schedule 2.
“Services” means all of the services, functions and activities in any one or more of the following categories:
          (a) the services described in Schedule 1, Schedules 2A, 2B, 2C, 2D, 2E, 2F, 2G and 2H and in any additional Service Tower Schedules that may be agreed to by the Parties following the Effective Date;
          (b) any other services specified elsewhere in this Agreement and not designated as Other Services;
          (c) any other IT-related services that are requested by Symetra from time-to-time that do not require additional start-up expenses or the use of additional resources not otherwise required for the performance of the services described in subsections (a), (b), (d) and (e) of this definition; and
          (d) any services, functions, responsibilities or tasks not specifically described in this Agreement that are required for the proper performance of any of the foregoing and that are an inherent part of, or a necessary sub-part included within, any of the foregoing;
          (e) any management, planning and other services that are ancillary to, and appropriate for the performance of, any of the foregoing.
“Severity Levels” (aka Incident Priority Level) are defined categories that identify the degree of business criticality and importance to Symetra (the “Business Impact”) of specific Incidents, and the associated ACS response requirements attributed to any such Incident. The following Severity Level table categories and descriptions apply to all Services:

Priority Level	Description
1 – Emergency/Urgent	The problem has caused a complete and immediate work stoppage affecting a primary business process or a broad group of users such as an entire department, floor, branch, line of business, or external customer. No work around available. Examples: Major application problem (e.g. payroll, call center, etc.) Severe problem during critical periods (e.g. month-end processing) Security Violation (e.g. denial of service, widespread virus, etc.)

2 – High	A business process is affected in such a way that business functions are severely degraded, multiple users are impacted or a key customer is affected. A workaround may be available; however the workaround is not easily sustainable. Examples: Major application (e.g. exchange) VIP Support

3 – Medium	A business process is affected in such a way that certain functions are unavailable to end users or a system and/or service is degraded. A workaround may be available Examples: Telecommunication problem (e.g. Blackberry, PBX digital/analog card) Workstation problem (e.g. hardware, software)

4 – Low	An incident that has little impact on normal business processes and can be handled on a scheduled basis. A workaround is available. Examples: User requests (e.g. system enhancement) Peripheral problems (e.g. network printer) Preventative Maintenance Benchmarks
“Shared Resources” is defined in Section 2.5.6.
“SLA” or “Service Level Agreement” means SLRs that have a Fee Reduction associated with them.
“SLR” means service level requirement and is a standard for performance of the Services.
“SLR Reports” are defined in Section 2.2.2(b).
“SOP” or “SOPs” means standard operating procedure(s).
“SOX Laws” means the Sarbanes-Oxley Act of 2002, applicable rules and regulations issued by the U.S. Securities and Exchange Commission and applicable rules and regulations of the Public Company Accounting Oversight Board including, without limitation, provisions relating to internal controls over financial reporting, as any of the foregoing may have been and/or may be amended from time to time.
“Standards and Procedures Manual” is defined in Section 2.6.1.
“Subcontractor” means, subject to the terms of Section 18.1, any Person other than ACS including, without limitation, any ACS Affiliate, that provides Services to Symetra pursuant to an agreement (whether oral or written) with ACS.
“Substantially Dedicated Resources” is defined in Section 10.4.5.
“Symetra” means Symetra Life Insurance Company, and its successors and permitted assigns.
“Symetra Competitors” means the entities set forth in Addendum 1 to this Attachment P and any other insurance and/or financial services company that markets annuities, life insurance,

disability insurance, medical excess loss insurance, and/or limited benefit health insurance through independent agents.
“Symetra Confidential Information” means all records, data and other information of Symetra and/or its Affiliates that is disclosed to ACS or any of its employees, contractors (including Subcontractors) and/or agents, whether in tangible, intangible and/or oral form, and whether in written form or readable by machine, including, without limitation:
          (a) all Symetra Data;
          (b) all financial information, personnel information, customer information, reports, documents, correspondence, plans and specifications relating to Symetra and/or its Affiliates;
          (c) all technical information, materials, data, reports, programs, documentation, diagrams, ideas, concepts, techniques, processes, inventions, knowledge, know-how, and trade secrets, developed or acquired by Symetra and/or its Affiliates, including Work Product;
          (d) any information that Symetra and/or its Affiliates identifies to ACS as confidential by a stamp or other similar notice; and
          (e) all other records, data or information collected, received, stored or transmitted in any manner connected with the provision of Services hereunder.
Symetra Confidential Information shall not include information that ACS can demonstrate was: (f) at the time of disclosure to ACS, in the public domain; (g) after disclosure to ACS, published or otherwise made a part of the public domain through no fault of ACS; (h) in the possession of ACS at the time of disclosure to it, if ACS was not then under an obligation of confidentiality with respect thereto; (i) received after disclosure by Symetra to ACS from a Third Party who had a lawful right to disclose such information to ACS; or (j) independently developed by ACS without reference to Symetra Confidential Information. For purposes of this provision, information is in the public domain if it is generally known (through no fault of ACS) to Third Parties who are not subject to nondisclosure restrictions with respect to such information.
“Symetra Data” means, in or on any media or other form of any kind: (a) all data that is in the possession of Symetra and/or its Affiliates, and all data concerning or indexing such data (regardless of whether or not owned by Symetra and/or its Affiliates or generated or compiled by Symetra and/or its Affiliates); (b) all personal data, meaning any information relating to an identified or identifiable natural person who can be identified, directly or indirectly, including sensitive data (as defined in the Act) which is under, or subject to or intended to be subject to processing (as defined in the Act) by ACS pursuant to this Agreement; and (c) all other records, data, files, input materials, reports, forms and other such items that may be received, computed, developed, used or stored by ACS or any of its employees, contractors (including Subcontractors) or agents from, for or on behalf of Symetra and/or any of its Affiliates, or in connection with the Services.

“Symetra Facilities” is defined in Section 4.7.
“Symetra Holidays” are: New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
“Symetra Indemnitees” means Symetra and its Affiliates, and each of their respective directors, officers, employees, attorneys, agents, representatives, consultants, successors and assigns.
“Symetra-Leased Equipment” is defined in Section 4.1.1.
“Symetra-Owned Equipment” is defined in Section 4.1.1.
“Symetra Project Executive” is defined in Section 1.2.2.
“Symetra Service Delivery Manager” is defined in Section 1.2.3.
“Symetra Sites” is defined in Section 2.2.3.
“Target” is the desired service performance level Symetra is seeking for a particular SLR.
“Technology Plan” is defined in Section 2.5.4.
“Term” means the Initial Term and any Renewal Terms.
“Termination Date” means 11:59 p.m. on the specified date of termination, as set forth in a Termination Notice.
“Termination Fee” is defined in Section 9.2.1.
“Termination Notice” means a written notice of termination delivered by one Party to the other.
“Third Party” means a person or entity other than the Parties.
“Third-Party Resources” is defined in Section 2.7.
“Third-Party Works” is defined in Section 12.1.5.
“Time to Respond” is the duration between when an Incident is reported to ACS and an ACS support technician or engineer provides initial feedback to Symetra.
     Calculation: Performance = Actual time to respond/target time to respond
“Transition Plan” is defined in Section 2.3.1.
“Triggering Event” is defined in Section 9.2.1.
“UCITA” is defined in Section 19.16

“Underlying Works” means all works of authorship fixed in any tangible medium of expression that: (a) had already been conceived, invented, created or acquired by ACS or a Third Party prior to the Effective Date and that were not conceived, invented or created for Symetra’s use or benefit in connection with this Agreement; or (b) are conceived, invented, created or acquired by ACS or a Third Party after the Effective Date, but only to the extent such works of authorship do not constitute Work Product. An Underlying Work includes all intermediate and partial versions thereof, as well as all source code, object code, documentation, formulae, processes, algorithms, designs, specifications, inventions, discoveries, concepts, improvements, materials, program materials, software, flow charts, notes, outlines, lists, compilations, manuscripts, writings, pictorial materials, schematics, apparatus, methods, techniques, other creations, and the like, whether or not patented or patentable or otherwise protectable by law.
“User Account IMAC” means routine functions, such as setting up user IDs, changing user authorization tables, changing account codes and similar functions handled by the ACS. Examples include completion of one or more steps necessary to establish or modify an account for a user, such as: (re)set up user login environment; (re)set up home directory and shared directory access; (re)set up e-mail access; (re)set up access permissions.
“Variable Charges ” means charges that vary in amount from month to month including, without limitation, ARCs and RRCs, telephone usage charges and the like.
“VORA” is an acronym for Virtual Office/Remote Access pertaining to Symetra remote users whose office is either permanently or temporarily located outside of an Symetra Site and who connect to the Symetra network via remote access facilities (i.e., VPN, Dial-up) using a laptop or desktop PC and having different service requirements from that of an Symetra IT-managed/staffed business facility.
“Week” is seven (7) days, Sunday through Saturday, including Symetra Holidays.
“Weighting Factor” means, for any SLA or Critical Milestone, the percentage factor that is applied to the Annual At-Risk Amount for purposes of calculating Fee Reductions in the event of any failure with respect to an SLA or Critical Milestone during a given Measurement Interval. The Tables attached to Schedule 5 specify the Weighting Factor for each SLA and each Critical Milestone as of the Effective Date.
“Workaround” is a temporary solution that ACS or Symetra can implement in the event of an Incident as an alternate method of providing full Service or process functionality that allows the affected system(s) and/or process(es) to deliver to Symetra an acceptable level of business operations functionality until a permanent Incident Resolution can be implemented. Any such Workaround must be acceptable to and approved by Symetra.
“Work Product” means all works of authorship fixed in any tangible medium of expression (including, without limitation, computer programs), and all intermediate and partial versions thereof, as well as all source code, object code, documentation, formulae, processes, algorithms, designs, specifications, inventions, discoveries, concepts, improvements, ideas, know-how, techniques, materials, program materials, software, flow charts, notes, outlines, lists, compilations, manuscripts, writings, pictorial materials, schematics, apparatus, methods, techniques, other creations, and the like, whether or not patented or patentable or subject to copyright, or otherwise protectable by law, that are created, invented or conceived for the use or benefit of Symetra in connection with this Agreement: (a) by any ACS personnel, any Symetra personnel, where “personnel” includes employees, contractors (including, in the case of ACS, Subcontractors), agents and the like; (b) any Person who was an employee of Symetra and then became an employee of ACS or any of its contractors (including Subcontractors) or agents, where, although creation or reduction-to-practice is completed while the Person is an employee of ACS or such contractors (including Subcontractors) or agents, any portion of the same was created, invented or conceived by such Person while an employee of Symetra.
“Workstation” means an End-User computing device, ranging in power and function from a desktop or laptop PC to a high-end engineering or graphic workstation.

ADDENDUM 1
SYMETRA COMPETITORS

1.	AIG Life Group
2.	Hartford Life Group
3.	Metropolitan Life & Affiliated
4.	Equitable Group
5.	AEGON USA Inc.
6.	Allianz Insurance Group
7.	Manulife Financial
8.	Genworth Financial Group
9.	Allstate Financial
10.	ING Group
11.	New York Life Group
12.	Pacific Life Group
13.	American Express Financial
14.	Citigroup
15.	Jackson National Group
16.	Lincoln National Group
17.	John Hancock Financial Svs Group
18.	Prudential of America Group
19.	MassMutual Financial Group
20.	Northwestern Mutual Group
21.	Sun Life Financial Group
22.	Sammons Financial Group
23.	American National Group
24.	Thrivent Financial Lutherns
25.	Old Mutual US Life Holdings
26.	Western & Southern Life Group
27.	Phoenix Life Group
28.	AmerUs Group
29.	Ohio National Life Group
30.	AFLAC Incorporated Group
31.	Guardian Life
32.	American Equity Investment Grp.
33.	Jefferson-Pilot Corp
34.	Principal Life Insurance Co.
35.	Assurant
36.	Security Benefit Group
37.	TIAA Group
38.	Conseco Insurance Group

ADDENDUM 2
ACS COMPETITORS

1.	Accenture
2.	APAC Customer Services
3.	BearingPoint
4.	Brigade Corporation
5.	Cap Gemini Ernst & Young
6.	CGI Group
7.	Computer Sciences Corporation
8.	Coefficient Backoffice Solutions Corporation
9.	Convergys
10.	Creditek
11.	Datamark
12.	Deloitte
13.	Deloitte Consulting
14.	Diversified IT Solutions
15.	Electronic Data Systems Corporation
16.	Ephinay Corporation
17.	Equitant
18.	Hewitt/Exult
19.	First Consulting Group
20.	First Health Group Corporation
21.	Geller & Company
22.	GTESS Corporation
23.	Hewlett-Packard
24.	IBM Corporation
25.	ICT Group
26.	Infosys
27.	LASON
28.	MAXIMUS
29.	NCIC
30.	OPI
31.	Outsource Partners
32.	PeopleSupport
33.	Perot Systems Corporation
34.	Precision Response Corporation
35.	Progeon (an Infosys company)
36.	QCSI
37.	SCS
38.	Siemens
39.	SITEL Corporation
40.	SourceNet Solutions

41.	Stream International
42.	Sykes
43.	SOURCECORP
44.	Teletek Corporation
45.	The TriZetto Group
46.	Unisys
47.	Verizon
48.	Wipro
49.	Xerox Corporation

ATTACHMENT Q
APPROVED AUDITORS

1.	KPMG
2.	Ernst & Young
3.	PricewaterhouseCoopers
4.	Deloitte & Touche
If any of the above-listed firms becomes an ACS Competitor, then such firm shall be excluded from the foregoing list of approved auditors as long as such firm remains an ACS Competitor.